UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SUNSET FINANCIAL RESOURCES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common stock, par value $0.001 per share, of Sunset Financial Resources, Inc.

(2)	Aggregate number of securities to which transaction applies:

14,758,757 shares of Sunset common stock, the maximum number of shares of Sunset common stock to be issued in the merger described herein

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The value of the transaction was calculated based on (1) 11,440,897 Alesco common shares (including 333,327 restricted stock award shares) outstanding on June 30, 2006 and (2) $9.64, the book value of the Alesco shares as of June 30, 2006, resulting in a total transaction value of $110,290,247. The filing fee was calculated at the rate of $107 per million of total transaction value.

(4)	Proposed maximum aggregate value of transaction:

$110,290,247

(5)	Total fee paid:

$11,801

☐	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

$11,507

(2)	Form, Schedule or Registration Statement No.:

Form S-4, registration No. 333-135020

(3)	Filing Party:

Sunset Financial Resources, Inc.

(4)	Date Filed:

June 14, 2006

Dear Sunset Stockholders:

Sunset Financial Resources has signed a merger agreement with Alesco Financial Trust providing for the merger of Sunset and Alesco. In the merger, Sunset will issue 1.26 shares of its common stock for each common share of beneficial interest of Alesco. In order to complete the merger, Sunset stockholders must approve this issuance of Sunset shares to Alesco shareholders and a new long-term incentive plan. The implementation of this new long-term incentive plan, the terms of which will be substantially similar to those of the Alesco plan that is being terminated effective at the closing of the merger, is contingent upon the closing of the merger.

Under the merger agreement, Sunset is declaring a $0.50 dividend per Sunset share to Sunset stockholders who hold Sunset shares at the close of business on the last trading day immediately preceding the merger and is commencing a self-tender offer to purchase up to $25 million of its shares for $8.24 per share. Tendering into the offer will not prevent Sunset stockholders from receiving the dividend or voting on the merger at the special meeting described below. The tender offer will close on the next business day after the record date for the pre-closing dividend and immediately prior to the closing of the merger. Upon completion of the merger, Alesco’s former shareholders will own approximately 58% of the combined company’s shares (66% if the tender offer is fully subscribed). The exchange ratio in the merger and the tender offer amounts are subject to adjustment, as described in the attached document. Tender offer materials are being sent to you under separate cover.

You will be asked to vote on the issuance of Sunset shares in the merger, as well as on the new long-term incentive plan, at a special meeting of Sunset’s stockholders to be held on October     , 2006, at 9:00 am, local time, at the Clarion Hotel Airport Conference Center at 2101 Dixie Clipper Dr., Jacksonville, Florida 32218. Only stockholders who hold Sunset shares at the close of business on August 21, 2006, the record date for the special meeting, are entitled to vote at the special meeting. Attached to this letter is an important document containing detailed information about Sunset, Alesco and the proposed merger. We urge you to read this document carefully and in its entirety.

Sunset’s shares are listed on the New York Stock Exchange under the symbol “SFO.” Based on the closing price of the Sunset shares on the NYSE on [                    ], 2006, the value of the per share consideration to be received by Alesco shareholders would be $[            ]. We urge you to obtain current market quotations for Sunset shares.

Sunset’s board of directors unanimously recommends that you vote FOR the issuance of Sunset shares in the merger and FOR the new long-term incentive plan. We very much appreciate and look forward to your support.

Your vote is very important. The proposed merger cannot be completed unless both the issuance of Sunset shares pursuant to the merger agreement and the adoption of the new long-term incentive plan are approved by the holders of a majority of the Sunset shares voting in person or by proxy at the special meeting, provided that a quorum is present. Whether or not you plan to attend the special meeting, please take the time to complete, sign, date and return the enclosed proxy card or submit your proxy by telephone or over the internet. If you hold your shares in “street name,” you should instruct your broker how to vote in accordance with your voting instruction card.

The accompanying proxy statement explains the merger agreement, the proposed merger, the issuance of Sunset shares pursuant to the merger agreement, the new long-term incentive plan and related matters in detail and provides specific information concerning the special meeting. Please review this document carefully. In particular, please carefully consider the matters discussed under “ Risk Factors” beginning on page 21 of this proxy statement.

Sincerely,

Rodney E. Bennett Chairman of the Board of Directors

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on October     , 2006

To the Stockholders of Sunset Financial Resources, Inc.:

We will hold a special meeting of the stockholders of Sunset, a Maryland corporation, on October     , 2006 at 9:00 a.m., local time at the Clarion Hotel Airport Conference Center at 2101 Dixie Clipper Dr., Jacksonville, Florida 32218 for the following purposes:

1.	To approve the issuance of shares of Sunset common stock pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 20, 2006, as amended by the letter agreement dated September 5, 2006, by and among Sunset, Alesco Financial Trust and Jaguar Acquisition Inc., a wholly-owned subsidiary of Sunset, pursuant to which Alesco will merge with and into Jaguar, Jaguar will remain a wholly-owned subsidiary of Sunset and all outstanding shares of beneficial interest of Alesco will be converted into the right to receive 1.26 shares of Sunset common stock (subject to adjustment as set forth in the merger agreement).

2.	To adopt a new long-term incentive plan, the terms of which will be substantially similar to the Alesco plan that is being terminated effective with the closing of the merger, and the implementation of which is contingent upon the closing of the merger.

3	To consider and vote upon a proposal to adjourn or postpone the Sunset special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the Sunset special meeting to approve the foregoing proposals.

4.	To transact any other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

Only holders of record of Sunset shares at the close of business on August 21, 2006, the record date for the special meeting, are entitled to notice of and to vote at the special meeting or any adjournment or postponement of the special meeting. The proposed merger between Sunset and Alesco cannot be completed unless the issuance of Sunset shares pursuant to the merger agreement and the adoption of the new long-term incentive plan are approved by the holders of a majority of the Sunset shares voting in person or by proxy at the special meeting, provided that a quorum is present. Approval of the proposal to adjourn or postpone the Sunset special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the Sunset special meeting to approve the foregoing proposals, requires the affirmative vote of the holders of a majority of the Sunset shares present in person or by proxy, even if less than a quorum.

The board of directors of Sunset unanimously recommends that you vote “FOR” the proposal to approve the issuance of Sunset shares pursuant to the merger agreement, “FOR” the proposal to adopt the new long-term incentive plan and “FOR” the proposal to adjourn or postpone the Sunset special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the Sunset special meeting to approve the foregoing proposals.

Your vote is very important. Accordingly, you are asked to vote, whether or not you plan to attend the special meeting. You may vote: (1) by telephone, by calling the toll-free number as instructed on the accompanying proxy card, (2) by using the internet, as instructed on the accompanying proxy card, (3) by mail, by marking, signing, dating and returning the accompanying proxy card in the postage-paid envelope we have provided and (4) by attending the special meeting in person. Any Sunset stockholder attending the special meeting may vote in person even if he or she has voted using the internet, the telephone or a proxy card. If you plan to attend the special meeting to vote in person and your stock is registered with our transfer agent, Mellon Investor Services LLC, in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your stock.

By Order of the Board of Directors

Stacy M. Riffe Chief Executive Officer

Jacksonville, Florida

September     , 2006

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY (1) TELEPHONE, (2) USING THE INTERNET OR (3) COMPLETING AND PROMPTLY RETURNING THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED.

Annexes

Annex A	Amended and Restated Agreement and Plan of Merger, dated as of July 20, 2006, by and among Alesco Financial Trust, Jaguar Acquisition Inc. and Sunset Financial Resources, Inc.	A-1
Annex B	Interim Management Agreement, dated as of April 27, 2006, by and between Sunset Financial Resources, Inc. and Cohen Brothers Management, LLC.	B-1
Annex C	Opinion of Banc of America Securities LLC	C-1
Annex D	Long-Term Incentive Plan	D-1
Annex E	Alesco Management Agreement	E-1

i

QUESTIONS AND ANSWERS ABOUT THE VOTING PROCEDURES

FOR THE SUNSET SPECIAL MEETING

The following questions and answers highlight only selected procedural information from this proxy statement. We urge you to read carefully the remainder of this proxy statement because the questions and answers below do not contain all of the information that might be important to you with respect to the issuance of Sunset shares pursuant to the merger agreement and the adoption of the new long-term incentive plan being considered at the special meeting. Additional important information is also contained in the annexes to, and the documents incorporated by reference in, this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	Sunset has agreed to merge with Alesco Financial Trust, a Maryland real estate investment trust that intends to elect to qualify as a real estate investment trust for U.S. federal income tax purposes. For a description of the terms and conditions of the merger, please see “The Merger Agreement” beginning on page 85 of this proxy statement. A copy of the merger agreement is attached to this proxy statement as Annex A.

Under the rules of the New York Stock Exchange, on which Sunset’s shares are traded, in order for Sunset to complete the proposed merger with Alesco, holders of Sunset shares must vote to approve the issuance of Sunset shares pursuant to the merger agreement. Pursuant to the terms of the merger agreement, in order to complete the merger, Sunset stockholders must also approve the adoption by Sunset of a long-term incentive plan and the other conditions under the merger agreement must be satisfied or waived. Sunset is holding a special meeting of its stockholders to obtain these approvals.

Q:	What am I voting on?

A:	You are voting on a proposal to approve the issuance of Sunset shares pursuant to the merger agreement and on a proposal to approve the adoption of a long-term incentive plan by Sunset. The approval of those proposals by the holders of Sunset shares is a condition to the effectiveness of the merger. You are also voting on a proposal to adjourn or postpone the Sunset special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the Sunset special meeting to approve the foregoing proposals.

Q:	What vote of Sunset stockholders is required to approve the issuance of Sunset shares pursuant to the merger agreement, to approve the adoption of the new long-term incentive plan and to adjourn the special meeting?

A:	Each proposal requires the approval of the holders of a majority of Sunset shares voting at the special meeting. The proposals relating to the merger agreement and the long-term incentive plan require that a quorum of a majority of the outstanding shares is present. All Sunset shares present in person or by proxy will count towards a quorum, including Sunset shares present in person at the special meeting but not voting, and Sunset shares for which Sunset has received proxies indicating that their holders have abstained. Shares represented by proxies returned by a broker holding the shares in “street name” will also be counted for purposes of determining whether a quorum exists, even if those shares are not voted by their beneficial owners on matters where the broker cannot vote the shares in its discretion (so-called “broker non-votes”).

Q:	When and where will the special meeting of the stockholders of Sunset be held?

A:	The special meeting will take place on October , 2006 at 9:00 a.m., local time at the Clarion Hotel Airport Conference Center at 2101 Dixie Clipper Dr., Jacksonville, Florida 32218.

Q:	Who can attend and vote at the special meeting?

A:	Only holders of record of Sunset shares at the close of business on August 21, 2006, the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting or any adjournment or postponement of the special meeting. As of the record date, there were 10,513,100 Sunset shares issued and outstanding and entitled to vote at the special meeting. Each stockholder of record on the record date is entitled to one vote on each matter properly brought before the special meeting for each Sunset share held.

Q:	Can I vote at the special meeting if I tender my shares in the tender offer?

A:	Yes. Tendering shares in the tender offer will not affect a stockholder’s ability to vote at the special meeting. As stated above, provided that you are the holder of record of Sunset shares at the close of business on August 21, 2006, you are entitled to receive notice of and to vote at the special meeting or any adjournment or postponement thereof, even if you tender your shares in the tender offer.

Q:	How may I vote at the special meeting?

A:	You may vote using any of the following methods:

•	BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope provided. The named proxies will vote your stock according to your directions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your stock in favor of the proposals.

•	BY TELEPHONE OR OVER THE INTERNET: Authorize a proxy by telephone or over the internet by following the instructions on the accompanying proxy card. If you hold Sunset shares in “street name,” please refer to the voting instruction form used by your broker, bank or nominee to see if you may submit voting instructions using the internet or the telephone.

•	BY ATTENDING THE SPECIAL MEETING IN PERSON.

You may revoke your proxy at any time before it is exercised by:

•	giving written notice of revocation no later than the commencement of the special meeting to Sunset’s Chief Executive Officer, Stacy M. Riffe, at Sunset Financial Resources, Inc., 10245 Centurion Parkway N., Suite 305, Jacksonville, Florida 32256;

•	delivering no later than the commencement of the special meeting a properly executed, later-dated proxy;

•	authorizing another proxy by telephone or over the internet (your latest voting instructions will be followed); or

•	voting in person at the special meeting.

Voting by proxy will in no way limit your right to vote at the special meeting if you later decide to attend in person. If your stock is held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the special meeting. If no direction is given and the proxy is validly executed, the stock represented by the proxy will be voted in favor of the proposals. The persons authorized under the proxies will vote upon any other business that may properly come before the special meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. Other than the approval of the issuance of shares and the long-term incentive plan, Sunset does not anticipate that any other matters will be raised at the special meeting.

Q:	Who can help answer my questions?

A:	If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, NY 10016

Phone (800) 322-2885 or (212) 929-5500 (collect)

Fax (212) 929-0308

If you have any questions about the issuance of Sunset shares pursuant to the merger agreement, the merger agreement or the new long-term incentive plan, you should contact:

Sunset Financial Resources, Inc.

10245 Centurion Parkway North, Suite 305

Jacksonville, Florida 32256

Attn: Stacy M. Riffe

sriffe@sfous.com

Phone (904) 425-4575

SUMMARY

The following is a summary that highlights information contained in this proxy statement. This summary may not contain all of the information that may be important to you. For a more complete description of the issuance of Sunset shares pursuant to the merger agreement, the merger agreement, the merger and the new long-term incentive plan, we encourage you to read carefully this entire proxy statement, including the attached annexes. In addition, we encourage you to read the information incorporated by reference into this proxy statement, which includes important business and financial information about Sunset that has been filed with the SEC. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 168 of this proxy statement.

The Companies

Sunset Financial Resources, Inc.

10245 Centurion Parkway North, Suite 305

Jacksonville, Florida 32256

(904) 425-4575

Sunset is a Maryland corporation that operates as a specialty finance company that has elected, for U.S. federal income tax reasons, to be taxed as a real estate investment trust, or REIT. The company, incorporated in Maryland on October 6, 2003, and headquartered in Jacksonville, Florida, completed an initial public offering of its common stock on March 17, 2004. Sunset’s principal business objective is to generate income for distribution to its stockholders by earning a positive spread between the interest income on its assets and the interest expense (including hedge costs) on financing those assets. Sunset elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code, commencing with its taxable year ended December 31, 2004. In order to maintain its qualification as a REIT, Sunset must comply with a number of requirements under the Internal Revenue Code, including the requirement that it distribute at least 90% of its annual net taxable income (excluding net capital gains) to its stockholders.

Sunset had limited operations until receiving the proceeds from its initial public offering, at which time it began executing its business strategy of investing in residential mortgage related securities and commercial bridge loans. As of June 30, 2006, Sunset had approximately $730 million of assets. Sunset’s common stock, par value $0.001 per share, is traded on the New York Stock Exchange under the symbol “SFO.”

Recent Developments

In connection with the merger agreement, Sunset signed an interim management agreement under which Cohen Brothers Management LLC, a wholly-owned subsidiary of Cohen Brothers, LLC, is managing Sunset and assisting Sunset in redeploying its assets. See “Interim Management Agreement” starting on page 94 of this proxy statement.

The principal balance of the Peerless loan was $11.7 million on September     , 2006. If that balance is not changed as of September 14, 2006, the exchange ratio in the merger would increase to 1.29. If so, Sunset would issue 14,758,757 shares in the merger.

The shares to be issued to Alesco holders would be issued under private placement exemptions from the registration requirements of the Securities Act of 1933. Such shares would be restricted securities and could not be resold absent registration or an exemption from registration. Accordingly, in order to allow Alesco holders to sell their Sunset shares in the public markets, Sunset has agreed to file a registration statement on Form S-3 to register the resale of such shares. We refer to this registration statement as the shelf registration statement. The closing of the merger is conditioned on the effectiveness of the shelf registration statement. Sunset has agreed to use commercially reasonable efforts to keep the shelf registration statement continually effective for two years from the closing of the merger, except as otherwise provided in the agreement relating to such registration. Upon the effectiveness of the shelf registration statement and the closing of the merger, all of the shares issued in the merger to Alesco holders will be freely tradable without restriction.

In order to raise additional capital for investment, Sunset is contemplating a common stock offering following the merger. The amount of any such offering would depend on market conditions and other factors. Depending on the price of the offering, it may be dilutive to other holders. There can be no assurance that Sunset will proceed with an offering or the results of any offering.

Alesco Financial Trust

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

(215) 701-9555

Alesco Financial Trust, or Alesco, is a Maryland real estate investment trust formed on October 26, 2005 that invests primarily in certain target asset classes identified by Cohen Brothers. Alesco commenced operations in January 2006 upon completion of a $111 million Rule 144A equity offering and currently has approximately $3.1 billion in assets. Alesco intends to qualify to be taxed as a REIT for U.S. federal income tax purposes for its taxable year ending at the time of the merger and, as such, will be subject to various rules relating to REITs.

Alesco is externally managed and advised by Cohen Brothers, a specialized research, investment banking and asset management firm based in Philadelphia, Pennsylvania, that has provided since 1999 financing to small and mid-sized companies in financial services, real estate and other sectors. Cohen Brothers currently has approximately $17.0 billion in assets under management, including over $7.0 billion in trust preferred securities, or TruPS, issued by banks and insurance companies. Cohen Brothers is a market leader in TruPS in these sectors with an estimated 35% market share based on an analysis of Fitch ratings reports for 2005. Alesco believes that one of the attractive features of TruPS for bank holding companies is that TruPS can currently be included in the tier one capital, as defined in regulations promulgated under the Bank Holding Act of 1956, as amended, of bank holding companies, subject to limitations. Tier one capital is comprised of a company’s equity, disclosed reserves, and retained earnings and is one of the primary measures used by regulators of financial institutions to determine the amount of lending and deposit gathering activity that a particular bank can participate in. Certain state departments of insurance also afford favorable treatment to TruPS and surplus notes for purposes of determining whether insurance companies operating in their states satisfy required capital standards. There can be no assurance that, in the future, regulators will not seek to impose limitations on the favorable capital treatment of TruPS or will not disallow such favorable treatment in its entirety.

The Transaction

(see page 66)

The Merger Agreement

On April 27, 2006, Alesco and Sunset signed a definitive merger agreement, which we refer to in this proxy statement as the original merger agreement. On July 20, 2006, Alesco and Sunset amended and restated the original merger agreement, which we refer to as the merger agreement. On September 5, 2006, Alesco and Sunset signed a letter agreement regarding the merger agreement in which we agreed to file the shelf registration statement and condition the merger on the effectiveness of the shelf registration statement.

Under the merger agreement, Alesco is to merge with and into a wholly-owned subsidiary of Sunset. The combined company will continue to trade on the NYSE and will operate under the Alesco Financial Trust name. The merged company will pursue Alesco’s investment strategy focused on TruPS issued by banks and insurance companies, middle market loans and residential mortgage backed securities, or RMBS. The merger is expected to close in October 2006. The merger agreement is attached as Annex A to this proxy statement. We encourage you to read carefully the merger agreement in its entirety since it is the legal document that governs the merger.

Merger Consideration

Pursuant to the terms of the merger agreement, upon the completion of the merger each Alesco share will be converted into the right to receive 1.26 Sunset shares, subject to increase based on the principal amount of the Sunset Peerless loan on September 14, 2006. The principal balance of the Peerless loan was $11.7 million on September     , 2006. If that balance is not changed as of September 14, 2006, the exchange ratio in the merger would increase to 1.29. If so, Sunset would issue 14,758,757 shares in the merger. Alesco’s former shareholders would own approximately 58% of the combined company’s shares (66% if the tender offer is fully subscribed). Alesco and Sunset intend to announce the amount of the increase, if any, and the final exchange ratio by press release no later than the close of business on September 15, 2006. Sunset will also report such information in a Current Report on Form 8-K which will be publicly filed with the SEC and will be available on Sunset’s website.

Each Sunset share held by Sunset stockholders before the merger will remain outstanding and continue to represent one Sunset share after the merger. Because Sunset will be issuing new Sunset shares to Alesco shareholders in the merger, each Sunset share outstanding immediately prior to the merger will represent a smaller percentage of a larger company.

For a full description of the merger consideration, see “The Merger Agreement—Merger Consideration; Conversion of Stock” beginning on page 85 of this proxy statement.

Fractional Shares

Sunset will not issue fractional shares in the merger. As a result, holders of Alesco shares will receive cash for any Sunset fractional share that they would otherwise be entitled to receive in the merger after aggregating all fractional shares to be received by them. For a full description of the treatment of fractional shares, see “The Merger Agreement—Fractional Shares” beginning on page 87 of this proxy statement.

Treatment of Sunset Stock Options, Warrants and Restricted Stock Awards

Pursuant to the terms of the merger agreement, upon completion of the merger, each outstanding option to purchase Sunset shares under Sunset’s employee plans and each warrant to purchase Sunset shares, whether or not exercisable at the time the merger becomes effective, regardless of the exercise price thereof, will be cancelled in return for a single lump sum payment, equal to the product of (1) the number of Sunset shares subject to such stock option or warrant, as applicable, whether or not vested or exercisable, and (2) the excess, if any, of $8.74 over the exercise price per share of such stock option or warrant. If the exercise price per share of any such stock option is equal to or greater than $8.74, such stock option or warrant will be canceled without any cash payment.

All restricted stock awards granted under Sunset’s stock option plans will vest in full immediately prior to the merger becoming effective and be considered outstanding Sunset shares for all purposes once the merger becomes effective. For a full description of the treatment of Sunset stock options, warrants and restricted stock, see “The Merger Agreement—Cancellation of Sunset Stock Options and Warrants” and “—Vesting of Sunset Restricted Stock Awards” beginning on page 86 of this proxy statement.

Change in the Board of Directors of Sunset and Initial Directors and Officers of Jaguar Acquisition Inc.

The merger agreement provides that, upon completion of the merger, the board of directors of Sunset will consist of nine directors, three of whom will be independent directors who previously sat on the board of Sunset, three of whom will be the independent directors who previously sat on the board of Alesco, and one of whom will be an independent director appointed by Alesco. The merger agreement provides that, upon completion of the merger, the remaining two directors will be Daniel G. Cohen, Alesco’s Chairman, who will serve as Sunset’s Chairman, and James J. McEntee, Alesco’s President & Chief Executive Officer, who will serve as Sunset’s President & Chief Executive Officer.

The merger agreement also provides that the initial directors of Jaguar will be James J. McEntee, III, who will also serve as Jaguar’s Chief Executive Officer, and John J. Longino, who will also serve as Jaguar’s Chief Financial Officer and Secretary. Jaguar will be renamed Alesco Financial Holdings LLC. Jaguar is a wholly-owned subsidiary of Sunset formed for the purpose of merging with Alesco.

Tender Offer

Sunset is commencing a self-tender offer to purchase for cash at $8.24 per share up to $25 million of shares of its common stock from its existing stockholders or approximately 3,033,981 shares. The tender offer is expected to close immediately prior to the closing of the merger. The tender offer will be subject to certain conditions, including that the merger agreement not be terminated in accordance with its terms. If the merger agreement is terminated in accordance with its terms, the tender offer will be terminated, and all shares previously tendered will be returned to tendering Sunset stockholders. The $25 million repurchase amount and the $8.24 price offered per share may be reduced based on the amount by which the outstanding balance of the Sunset Peerless loan exceeds $8 million on September 14, 2006. As of September     , 2006, the principal outstanding amount of such loan was $11.7 million. If that balance is not changed as of September 14, 2006, the purchase price under the tender offer would be $8.03 per share and Sunset would offer to purchase up to 2,652,553 shares. Tender offer materials are being distributed to Sunset stockholders under separate cover. Tendering shares in the tender offer will not affect a stockholder’s ability to vote at the special meeting.

Sunset Pre-Closing Dividend

Under the merger agreement, Sunset will declare a dividend to holders of Sunset shares, the record date for which will be the close of business on the last trading day immediately preceding the merger, in an amount equal to $0.50 per Sunset share outstanding. We sometimes refer to this dividend in this proxy statement as the Sunset pre-closing dividend. The Sunset pre-closing dividend will be paid no later than 10 business days following the consummation of the merger. Tendering into the tender offer will not prevent Sunset stockholders from receiving the Sunset pre-closing dividend.

Long-Term Incentive Plan

Sunset’s Amended and Restated 2003 Share Incentive Plan will be canceled and Sunset’s new long-term incentive plan, or the 2006 long-term incentive plan, will become effective on the closing date of the merger, subject to stockholder approval. The new plan is substantially similar to Alesco’s plan, which will be terminated upon the merger.

The 2006 long-term incentive plan provides that, subject to adjustment upon certain corporate transactions or events, the total number of Sunset shares awarded under the plan may not be greater than 3% of the number of shares outstanding as of the effective date of the plan, which includes shares to be granted in substitution of 333,327 restricted shares of Alesco outstanding at the effective time of the plan. In no event may an eligible person receive options for more than 250,000 shares on an annual basis, and the maximum number of Sunset shares that may underlie awards, other than options, granted in any one year to any eligible person may not exceed 300,000. Subject to adjustment upon certain corporate transactions or events, options with respect to an aggregate of no more than 500,000 Sunset shares may be granted under the 2006 long-term incentive plan. Unless previously terminated by Sunset’s board of directors, no new award may be granted under the plan after the tenth anniversary of the date that the plan was initially approved by Sunset’s board of directors or, if earlier, by Sunset’s stockholders. The 2006 long-term incentive plan will be administered by the compensation committee. Key employees, directors, officers, advisors, consultants and other personnel of Sunset and its subsidiaries and its manager or other persons expected to provide significant services to Sunset or its subsidiaries or its manager will be eligible to be granted stock options (including stock appreciation rights), restricted stock, phantom shares, dividend equivalent rights and other equity-based rights under the plan.

Interim Management Agreement

In order to redeploy Sunset’s assets efficiently, Sunset has signed an interim management agreement with Cohen Brothers. Under the agreement, Cohen Brothers is to assist Sunset in redeploying its assets into the following investments, or target asset classes, subject to the approval of Sunset’s board of directors:

•	Mortgage loans and other real estate related senior and subordinated debt, residential mortgage-backed securities, and commercial mortgage-backed securities, or CMBS;

•	Subordinated debt financings originated by Cohen Brothers or third parties primarily in the form of TruPS issued by banks, bank holding companies and insurance companies, and surplus notes issued by insurance companies; and

•	Leveraged loans made to small and mid-size companies in a variety of industries characterized by relatively low volatility and overall leverage, including the consumer products and manufacturing industries.

During June 2006, Sunset began selling its mortgage-backed securities, repaying reverse repurchase agreements and terminating related interest rate swap positions in order to redeploy the cash proceeds into investments consistent with the investments outlined in the interim management agreement. As of August 1, 2006, Sunset had sold $ 809.1 million of such securities, repaid $ 775.3 million reverse repurchase agreement and terminated $ 815.7 million of interest rate swaps for combined net cash proceeds of $ 51.6 million. At August     , 2006, Sunset’s remaining mortgage assets were comprised of $                 million of mortgage-backed securities, $                 million of securitized hybrid adjustable rate mortgages and $                 million of commercial mortgages.

As investment opportunities in these target asset classes are identified, they will be funded using Sunset’s cash and cash equivalents balance. This cash balance will be replenished on an ongoing basis with the net proceeds generated on sales of Sunset’s mortgage backed securities portfolio. The companies currently anticipate the majority of Sunset’s mortgage backed securities portfolio will be redeployed into the target asset classes as of or shortly following the merger date.

Under the terms of the interim management agreement, Sunset pays Cohen Brothers a monthly base management fee equal to 1/12 of Sunset’s equity multiplied by 1.50%, adjusted to exclude one-time events pursuant to changes in GAAP and non-cash charges, after discussion between Cohen Brothers and Sunset’s independent directors and approval by a majority of Sunset’s independent directors in the case of non-cash charges. For purposes of calculating the base management fee, Sunset’s equity means, for any month, Sunset’s stockholders equity at the end of such month (without taking into account any non-cash equity compensation incurred in prior or current periods as determined in accordance with GAAP), adjusted in the same manner used in determining the exchange ratio under the merger agreement.

In addition to the fees payable to Cohen Brothers under the interim management agreement, affiliates of Cohen Brothers will benefit from other fees paid in respect of Sunset’s investments during the term of the interim management agreement. In particular, affiliates of Cohen Brothers will earn origination fees paid by the issuers of TruPS, fees for structuring a CDO or CLO on Sunset’s behalf, fees for acting as collateral managers of the CDOs and CLOs in which Sunset invests, placement fees in respect of debt and equity securities which it sells to investors (other than Sunset) in the CDOs and CLOs in which Sunset invests and commissions and mark-ups from trading of securities to and from CDOs and CLOs in which Sunset invests. The interim management agreement provides that the base management fee payable to Cohen Brothers will be reduced by Sunset’s proportionate share of the amount of any CDO and CLO collateral management fees and incentive fees paid to Cohen Brothers and its affiliates in connection with the CDOs and CLOs in which Sunset invests, based on the percentage of equity Sunset holds in such CDOs and CLOs. Origination fees, structuring fees, placement fees and trading discounts and commissions paid to, or earned by, Cohen Brothers and its affiliates will not reduce the amount of fees Sunset pays under the interim management agreement.

Through June 30, 2006, Sunset has paid Cohen Brothers $234,000 in base management fees under the interim management agreement. Through June 30, 2006, affiliates of Cohen Brothers earned $1.7 million of structuring fees and $1.2 million of placement fees in connection with a CLO in which Sunset has invested. These amounts are also included in the amounts earned by affiliates of Cohen Brothers on CLOs in which Alesco has invested disclosed in “The Alesco Management Agreement—Other Fees Payable to Affiliates of Cohen Brothers” on page 106 of this proxy statement.

The interim management agreement will be in effect until 90 days after the earlier of the closing of the merger or the termination of the merger agreement. Sunset will pay a termination fee equal to three times the annualized base management fee if the merger agreement is terminated as a result of:

•	Sunset breaching the merger agreement, or

•	a material adverse effect on Sunset.

If the merger agreement is otherwise terminated or Sunset terminates the interim management agreement for cause, Sunset will not have to pay a termination fee to Cohen Brothers. Sunset may terminate the interim management agreement without payment of the termination fee for cause.

None of Sunset’s charter documents contains any investment guidelines or policies, and Sunset’s board of directors has the authority to modify Sunset’s investment strategy without stockholder approval.

Alesco Management Agreement

Alesco is party to a management agreement with Cohen Brothers, which Sunset will assume at the closing of the merger. Pursuant to the management agreement, Cohen Brothers provides for the day-to-day management of Alesco’s operations in conformity with the policies and the investment guidelines of Alesco and is responsible for (i) the selection, purchase, monitoring and sale of Alesco’s portfolio investments, (ii) Alesco’s financing and risk management activities, and (iii) providing Alesco with investment advisory services. Cohen Brothers is also required under the management agreement to provide a management team to Alesco.

Until the management agreement is terminated in accordance with its terms, its initial term expires on December 31, 2008 and will be automatically renewed for a one-year term on each anniversary date thereafter unless it is not renewed. Alesco will pay a termination fee equal to three times the sum of the average annual base management fee for the two 12-month periods preceding the date of termination plus the average annual incentive fee for the two 12-month periods preceding the date of termination if the management agreement is not renewed due to (i) an unsatisfactory performance by Cohen Brothers that is materially detrimental to Alesco or (ii) a determination that the management fees payable to Cohen Brothers are not fair, under certain circumstances. If Alesco terminates the management agreement for cause, as defined in the management agreement, it may do so without payment of the termination fee.

Under the terms of the management agreement, Alesco pays Cohen Brothers a monthly base management fee equal to 1/12 of Alesco’s equity multiplied by 1.50%, subject to certain adjustments described elsewhere in this proxy statement. In addition to the base management fee, Cohen Brothers receives under the management agreement a quarterly incentive fee equal to the product of (i) 20% of the dollar amount by which (a) Alesco’s net income, before the incentive fee, per weighted average share of Alesco’s common shares for such quarter, exceeds (b) an amount equal to (A) the weighted average of the prices per common share in any equity offerings by Alesco multiplied by (B) the greater of (1) 2.375% and (2) 0.75% plus one-fourth of the ten year treasury rate for such quarter multiplied by (ii) the weighted average number of Alesco’s common shares outstanding in such quarter, subject to certain adjustments described elsewhere in this proxy statement. As an example of the quarterly incentive fee calculation, assume $0.50 net income before incentive fee per weighted average common share, $10 weighted average price per common share in any equity offerings, 2.375% is greater than the sum of 0.75% plus one-fourth of the ten year treasury for the quarter, and weighted average number of common shares outstanding is 11,017,570). The quarterly incentive fee would be approximately $578,000, calculated as follows: (1) $0.50 net income per common share less the product of $10.00 weighted average price per common share and 2.375% is equal to $0.2625 per common share; (2) the product of 20% and $0.2625 per common share is equal to $0.0525 per common share; and (3) the product of $0.0525 per common share and 11,017,570 of weighted average common shares outstanding.

The management agreement further provides that 15% of the incentive compensation of Cohen Brothers is paid in Alesco common shares (provided that Cohen Brothers may not own more than 9.8% of Alesco’s common shares) and the balance in cash. Cohen Brothers may elect to receive up to 50% of its incentive compensation in the form of Alesco common shares, subject to the approval of a majority of Alesco’s independent trustees and all applicable securities exchange rules and securities laws.

In addition to the fees payable to Cohen Brothers under the management agreement, affiliates of Cohen Brothers will benefit from other fees paid in respect of Alesco’s investments during the term of the management agreement. In particular, affiliates of Cohen Brothers will earn origination fees paid by the issuers of TruPS, fees for structuring a CDO or CLO on Alesco’s behalf, fees for acting as collateral managers of the CDOs and CLOs in which Alesco invests, placement fees in respect of debt and equity securities which it sells to investors (other than Alesco) in CDOs and CLOs in which Alesco invests and commissions and mark-ups from trading of securities to and from CDOs and CLOs in which Alesco invests. The management agreement provides that the base management fee and incentive fee payable to Cohen Brothers will be reduced by Alesco’s proportionate share of the amount of any CDO and CLO collateral management fees and incentive fees paid to Cohen Brothers and its affiliates in connection with the CDOs and CLOs in which Alesco invests, based on the percentage of equity Alesco holds in such CDOs and CLOs. Origination fees, structuring fees, placement fees and trading discounts and commissions paid to, or earned by, Cohen Brothers and its affiliates will not reduce the amount of fees Alesco pays under the management agreement.

Through June 30, 2006, Alesco has incurred $664,000 in base management fees and $195,000 in incentive fees, net of $374,000 of asset management fee credits, under the management agreement with Cohen Brothers. Through June 30, 2006, affiliates of Cohen Brothers earned approximately $3.9 million of origination fees, $12.6 million of structuring fees and $6.0 million of placement fees in connection with CDOs and CLOs in which Alesco has invested.

Alesco has no prescribed limitation on any particular investment type and has adopted general guidelines for its investments and borrowings to the effect that no investment is made that would cause Alesco to fail to qualify as a REIT and that no investment is made that would cause Alesco to be regulated as an investment company. Alesco’s board of trustees may establish additional investment policies and procedures and investment guidelines. Any such investment polices and procedures and guidelines approved by Alesco’s board of trustees may be changed by Alesco’s board of trustees without the approval of Alesco’s shareholders. In addition, Alesco’s investment guidelines also do not restrict the amount of indebtedness that Alesco’s may incur.

Date, Time and Place of Special Meeting; Sunset Stockholders Entitled to Vote; Vote Required

(see page 63)

The special meeting of the holders of Sunset common stock will be held on October __, 2006 at 9:00 a.m., local time at the Clarion Hotel Airport Conference Center at 2101 Dixie Clipper Dr., Jacksonville, Florida 32218. At the special meeting, Sunset stockholders will be asked to approve the issuance of Sunset shares to holders of Alesco shares pursuant to the merger agreement, to approve the adoption by Sunset of a long-term incentive plan and to approve a proposal to adjourn or postpone the Sunset special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the Sunset special meeting to approve the foregoing proposals. We sometimes refer to the approval of the issuance of Sunset shares as approval of the merger.

Only holders of record of Sunset shares at the close of business on August 21, 2006, the record date of the special meeting, are entitled to notice of and to vote at the special meeting or any adjournment or postponement of the special meeting. As of the record date, there were 10,513,100 Sunset shares outstanding and entitled to vote at the special meeting. Each stockholder of record on the record date is entitled to one vote on each matter properly brought before the special meeting for each Sunset share.

The proposed merger cannot be completed unless both the issuance of Sunset shares pursuant to the merger agreement and the adoption of the new long-term incentive plan are approved by the holders of a majority of Sunset shares voting in person or by proxy at the special meeting, provided that a quorum is present. The proposal to adjourn or postpone the Sunset special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the Sunset special meeting to approve the foregoing proposals, requires the affirmative vote of the holders of a majority of the Sunset shares present in person or by proxy, even if less than a quorum. The presence in person or by proxy of a majority of shares outstanding on the record date will constitute a quorum for purposes of conducting business at the special meeting. Abstentions and “broker non-votes” will be treated as present for purposes of determining whether a quorum is present.

Share Ownership of Directors and Executive Officers

(see page 164)

At the close of business on the record date, directors and executive officers of Sunset beneficially owned and were entitled to vote approximately 92,833 Sunset shares, collectively representing less than 1% of the Sunset shares outstanding on that date.

Recommendation of the Sunset Board of Directors

(see page 63)

Sunset’s board of directors has carefully reviewed and considered the terms and conditions of the merger agreement, the proposed merger and the new long-term incentive plan. Based on its review, and the recommendation of a special committee of the board of directors, Sunset’s board of directors has unanimously approved the merger agreement, the proposed merger, the new long-term incentive plan and declared that the merger agreement, the proposed merger and the new long-term incentive plan are advisable and fair to, and in the best interests of, Sunset and its stockholders. The special committee is referred to in this proxy statement as the Sunset Special Committee.

Sunset’s board of directors unanimously recommends that Sunset stockholders vote “FOR” the proposal to approve the issuance of Sunset shares pursuant to the merger agreement, “FOR” the proposal to approve the adoption of the new long-term incentive plan and “FOR” the proposal to adjourn or postpone the Sunset special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the Sunset special meeting to approve the foregoing proposals.

Interests of Executive Officers of Sunset in the Merger

(see page 83)

In considering the recommendation of Sunset’s board of directors with respect to the issuance of Sunset shares pursuant to the merger agreement and with respect to the new long-term incentive plan, holders of Sunset shares should be aware that the executive officers of Sunset, Byron L. Boston and Stacy M. Riffe, each of whom is entitled to receive payments upon his or her termination without cause following a change of control of Sunset, have interests in the merger that may be different from, or in addition to, the interests of the holders of Sunset shares generally. Mr. Boston would be entitled to receive $897,000 and Ms. Riffe would be entitled to receive $400,000 upon such termination. Sunset intends that the employment of these officers be terminated following the merger. George Deehan, the former chief executive officer and former director of Sunset who was a member of Sunset’s board of directors at the time the board voted on the merger, would also have been entitled to a termination payment, however, Mr. Deehan resigned from Sunset effective July 20, 2006 and entered into a separation agreement under which he will receive severance payments totaling $550,000 payable over a period of 12 months.

The board of directors of Sunset was aware of these interests and considered them, among other matters, in making its recommendation.

Opinion of Sunset’s Financial Advisor

(see page 73)

On April 27, 2006, Banc of America Securities LLC, financial advisor to the Sunset Special Committee, delivered to the Sunset Special Committee a written opinion to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in the opinion, the exchange ratio provided for in the proposed merger was fair, from a financial point of view, to Sunset. The full text of the written opinion, dated April 27, 2006, of Banc of America Securities, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this proxy statement and is incorporated by reference in its entirety into this proxy statement. Holders of Sunset common stock are encouraged to read the opinion carefully in its entirety. Pursuant to an engagement letter between Sunset and Banc of America Securities, Banc of America Securities has received and will receive fees for acting as financial advisor to the Sunset Special Committee in the aggregate of approximately $2.0 million, $200,000 of which was paid upon Banc of America Securities’ engagement, $500,000 of which was paid upon the rendering of its opinion and the remainder of which is contingent upon the consummation of the merger. Banc of America Securities’ opinion was provided to the Sunset Special Committee in its evaluation of the exchange ratio provided for in the merger. It does not address any other aspect of the proposed merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the merger or whether or not such holders should tender their shares of Sunset common stock in the tender offer.

Ownership of Sunset after the Merger

(see page 17)

Based on the number of Alesco shares outstanding as of August 21, 2006 and the number of Sunset shares outstanding as of that date, Sunset expects to issue approximately 14,415,530 million Sunset shares in the merger, assuming no adjustment due to the Peerless loan. See “The Merger Agreement—Adjustments to the Exchange Ratio, the Repurchase Amount and the Repurchase Price” on page 87 of this proxy statement. Sunset expects that, immediately after the merger, on a fully-diluted basis, current holders of Sunset shares will own approximately 42% of the combined company (34% if the tender offer described above is fully subscribed).

Listing of Sunset Common Stock

Sunset will apply to list the Sunset shares to be issued pursuant to the merger agreement on the NYSE, where Sunset shares are currently traded under the symbol “SFO.” After the merger, Sunset expects its shares to trade under the symbol “AFN”.

No Dissenters’ Right of Appraisal

(see page 83)

Under Maryland law, neither Sunset stockholders nor Alesco shareholders are entitled to dissenters’ or appraisal rights in connection with the merger and the issuance of Sunset shares.

Conditions to Completion of the Merger

(see page 91)

Conditions to the obligations of Sunset and Alesco to complete the merger include:

•	Sunset stockholder approval of the issuance of shares in the merger and the long-term incentive plan;

•	Alesco shareholder approval of the merger agreement and the merger (which approval has already been obtained);

•	receipt of all necessary governmental and third party consents and approvals and the absence of any injunction;

•	the authorization for listing on the NYSE of the Sunset shares to be issued pursuant to the merger agreement;

•	the effectiveness of the shelf registration statement, registering the resale of the Sunset shares to be issued to Alesco shareholders in the merger, and the absence of a pending stop order or any other actual or threatened proceeding relating thereto;

•	the delivery of opinions to each of Sunset and Alesco from their respective tax counsel to the effect that the merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and opinions to each of Sunset and Alesco from the other party’s counsel regarding REIT qualification and investment company status;

•	the representations and warranties of the other party being materially accurate as of the date when made and as of the date of the merger;

•	the other party having performed in all material respects all obligations required to be performed by it under the merger agreement; and

•	the absence of a material adverse change in the other party.

Regulatory Matters

(see page 82)

Neither Sunset nor Alesco is aware of any material federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the merger.

No Solicitation by Alesco or Sunset

(see page 88)

The merger agreement contains restrictions on the ability of Sunset and Alesco to solicit or engage in discussions or negotiations with a third party with respect to a proposal to acquire a significant interest in Sunset’s or Alesco’s equity or assets. The merger agreement does not prohibit Sunset or Alesco from considering or approving an unsolicited acquisition proposal, subject to complying with specified conditions.

Termination of the Merger Agreement

(see page 92)

The merger agreement may be terminated by Sunset or Alesco if:

•	the parties mutually agree;

•	the merger is not consummated on or before October 31, 2006;

•	there is a final and non-appealable final order permanently enjoining the merger;

•	holders of Sunset shares fail to approve the issuance of Sunset shares pursuant to the merger agreement or the long-term incentive plan or the special meeting cannot be held because of a lack of quorum of Sunset stockholders present in person or by proxy at the special meeting;

•	there is a material breach of the merger agreement by the other party; or

•	such party enters into a definitive agreement to effect a superior proposal.

The merger agreement may also be terminated by Alesco if:

•	Sunset’s board of directors fails to recommend to Sunset’s stockholders that they approve the issuance of Sunset shares pursuant to the merger agreement, withdraws or modifies its recommendation, or recommends that they accept or approve another proposal; or

•	Sunset prevents Cohen Brothers from taking the actions contemplated by the interim management agreement, fails to consent to Cohen Brothers’ reasonable expenses or materially breaches the interim management agreement.

Termination Fee

(see page 92)

Alesco has agreed to pay Sunset a $3,300,000 termination fee if:

•	the merger agreement is terminated by Alesco to accept a superior proposal; or

•	an acquisition proposal is made, the merger agreement is terminated other than due to a Sunset breach and Alesco signs or closes another deal within a year.

Sunset has agreed to pay Alesco a $3,300,000 termination fee if:

•	the merger agreement is terminated by Sunset to accept a superior proposal;

•	an acquisition proposal is made, the merger agreement is terminated other than due to an Alesco breach and Sunset signs or closes another deal within a year; or

•	the merger agreement is terminated by Alesco because Sunset failed to recommend its stockholders approve the issuance of Sunset shares pursuant to the merger agreement or the long-term incentive plan.

Material U.S. Federal Income Tax Consequences of the Merger

(see page 113)

Sunset and Alesco expect that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and it is a condition to closing that each of Sunset and Alesco receive opinions from legal counsel to the effect that the merger will so qualify. Provided the merger qualifies as a reorganization, Alesco shareholders generally will not recognize any gain or loss upon the receipt of Sunset shares in exchange for their Alesco shares in the merger and Alesco, Sunset and Sunset stockholders will not recognize gain or loss in the merger, in each case, for U.S. federal income tax purposes.

Sunset shareholders are urged to read the discussion in the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 113 of this proxy statement and to consult their tax advisors as to the U.S. federal income tax consequences of the merger, as well as the effect of state, local and non-U.S. tax laws.

REIT Qualification

(see page 115)

Each of Sunset and Alesco believes it has been organized and operated, and the combined company believes that it will be organized and operated, in compliance with the requirements for qualification and taxation as a REIT for U.S. federal income tax purposes. To qualify as a REIT, a company must continually satisfy various tests regarding the sources of its income, the nature and diversification of its assets, the amounts it distributes to its shareholders and the ownership of its shares. In order to meet these tests, the combined company may be required to forego investments its might otherwise make. Thus, compliance with the REIT requirements may hinder the combined company’s investment performance.

In particular, at least 75% of the combined company’s assets at the end of each calendar quarter must consist of real estate assets, government securities, cash and cash items. For this purpose, “real estate assets” generally include interests in real property, interests in mortgage loans secured by real property, investments in stock or debt instruments during the one-year period following the receipt of new capital and regular or residual interests in a Real Estate Mortgage Investment Conduit, or a REMIC. In addition, the amount of securities of a single issuer, other than a taxable REIT subsidiary, or TRS, that the combined company holds must generally not exceed either 5% of the value of its gross assets or 10% of the vote or value of such issuer’s outstanding securities. The combined company cannot hold more than 20% of the value of its total assets in securities of one or more TRS. The combined company’s CDOs and CLOs that hold non-real estate assets will be organized as TRSs, as will its subsidiaries that earn income from non-real estate assets during a warehouse accumulation period.

In addition, at least 75% of the combined company’s assets and 75% of its gross income must be derived from qualifying real estate assets, whether or not such assets would otherwise represent its best investment alternative.

It may be possible to reduce the impact of the REIT asset and gross income requirements by holding certain assets through Sunset’s TRSs, subject to certain limitations.

The combined company’s investments in TruPS and leveraged loans or in corporate entities, such as CDOs and CLOs that hold TruPS are subject to limitations because the combined company conducts its business so as to qualify as a REIT and not be required to register as an investment company under the Investment Company Act of 1940, or the Investment Company Act. Neither TruPS nor leveraged loans nor equity in corporate entities, such as CDO and CLO entities, created to hold TruPS and leveraged loans qualify as real estate assets for purposes of the REIT asset tests. The income received from these investments will not generally qualify as real estate-related income for purposes of the REIT gross income tests. The combined company must invest in a sufficient amount of qualified real estate assets directly or through disregarded subsidiaries so that the value of those assets and the amount of gross income they generate, when compared to the value of the securities the combined company holds in TRSs and the dividends received and other income includable by the combined company in its gross income as a result of its TRS investments, together with any other non-qualifying REIT income the combined company earns or non-qualifying assets the combined company owns, enables it to continue to satisfy the REIT requirements. Qualifying real estate assets typically generate less attractive returns than investments in TruPS and leveraged loans or corporate entities holding TruPS or leveraged loans. While the combined company’s investments in mortgage loans will likely generate less attractive returns than its investments in TruPS and leveraged loans, the combined company must continue to invest in mortgage loans and in other qualifying real estate assets in order to maintain its qualification as a REIT. The combined company expects that its investments in TRSs that own TruPS will contribute the greatest amount of its revenues and net income determined in accordance with GAAP and that its investments in mortgage loans and other qualifying real estate assets will generate most of its gross income for U.S. federal income tax purposes, and that such income will be supplemented by net income inclusions from its investments in foreign TRSs and net income from its investments in domestic TRSs to the extent such net income is distributed to the combined company.

Accounting Treatment

(see page 83)

In accordance with accounting principles generally accepted in the United States, Alesco will be deemed to have acquired Sunset and will account for the merger using the purchase method of accounting for business combinations.

Risk Factors

(see page 21)

In evaluating the issuance of Sunset shares pursuant to the merger agreement and the new long-term incentive plan, holders of Sunset shares should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors” beginning on page 21 of this proxy statement.

POST-MERGER STRUCTURE

The organizational chart below shows the expected structure of Sunset and its subsidiaries after giving effect to the merger and the combination of redundant Alesco and Sunset subsidiaries. Sunset’s direct or indirect percentage equity ownership of each subsidiary is also reflected in this chart. Sunset will be a holding company following the merger and will conduct all of its businesses through its wholly- and majority-owned subsidiaries. Such businesses include the following:

•	investing in mortgage loans and in CDOs collateralized by mortgage-backed securities through Alesco Loan Holdings Trust and Alesco Real Estate Holdings, LLC and their subsidiaries Kleros Real Estate I, Ltd. and Kleros Real Estate II, Ltd.;

•	investing in CDOs collateralized by trust preferred securities through Alesco Preferred Funding X, Ltd. and Alesco Preferred Funding XI, Ltd.;

•	investing in CDOs collateralized by leveraged loans through Alesco TPS Holdings LLC and its subsidiary Alesco Holdings, Ltd.; and

•	conducting financing activities through Alesco Funding Inc. which will act as the borrower under the combined company’s warehouse facilities, and Sunset Statutory Trust I through which Sunset issued its own trust preferred securities prior to the merger.

In connection with the merger, Sunset will change its name to Alesco Financial Inc. Following the merger, the combined company will form additional subsidiaries as appropriate to conduct its business and financing activities.

(1)	Following completion of the merger, former holders of Sunset shares will own approximately 42% of the combined company (34% if the tender offer is fully subscribed) and former holders of Alesco shares will own approximately 58% of the combined company (66% if the tender offer is fully subscribed).

SELECTED SUMMARY HISTORICAL FINANCIAL DATA OF SUNSET

Sunset is providing the following information to aid you in your analysis of the financial aspects of the merger.

The following selected financial data is derived from Sunset’s audited financial statements for the years ended December 31, 2005, 2004 and 2003 (since inception). The operations highlights for the prior period October 6, 2003 (date of inception) through December 31, 2003 included operating expenses during the formation period. The operations highlights for the period ended December 31, 2004 include formation expenses through the closing of Sunset’s initial public offering on March 17, 2004, and operations for the remainder of the year. The following unaudited selected financial data of Sunset as of and for the six months ended June 30, 2006 has been derived from Sunset’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

The data below is only a summary and should be read in conjunction with Sunset’s financial statements and accompanying notes, as well as management’s discussion and analysis of financial condition and results of operations, all of which can be found in publicly available documents, including those incorporated by reference into this proxy statement. For a complete list of the documents incorporated by reference into this proxy statement, please see “Where You Can Find More Information” beginning on page 168 of this proxy statement.

	Six Months ended June 30, 2006 (unaudited)	Year ended December 31, 2005	Year ended December 31, 2004	Period beginning October 6, 2003 and ending December 31, 2003
	(in thousands except per share data)
Operation Highlights
Net interest income	$5,677	$11,568	$8,391	$—
Provision for loan losses	(74)	7,042	1,333	—
Net gain (loss) on sale of securities	(8,697)	9	734	—
Net gain on termination of interest rate swaps	9,525	—	—	—
Impairment losses on mortgage-backed securities	(13,518)	—	—	—
Loss on sale of loans	—	(59)	(48)	—
Operating expenses	5,330	9,213	7,100	22
Net income (loss)	(12,269)	(4,737)	644	(22)
Per Share Data
Basic earnings (loss) per share	$(1.17)	$(0.45)	$0.08	$(.05)
Diluted earnings (loss) per share	(1.17)	(0.45)	0.07	(.05)
Dividends declared per share	0.06	0.44	0.065	—
Book value per share(1)	10.33	10.17	11.41	—

(1)	Book value per share is calculated as total stockholders’ equity divided by the number of shares issued and outstanding as of June 30, 2006, December 31, 2005 and December 31, 2004.

	As of June 30, 2006 (unaudited)	As of December 31, 2005	As of December 31, 2004	As of December 31, 2003
	(in thousands except per share data)
Balance Sheet Highlights
Residential mortgage assets	$617,559	$1,103,502	$817,866	$—
Commercial mortgage assets	17,503	29,347	44,522	—
Debt securities	49,999	—	—	—
Total assets	731,428	1,162,260	893,492	315
Reverse repurchase agreements	565,292	1,031,831	761,205	—
Total liabilities	622,865	1,055,263	774,234	289
Accumulated other comprehensive income (loss)	11,404	(2,998)	87
Total Stockholders’ equity	108,563	106,997	119,258	26

SELECTED SUMMARY HISTORICAL FINANCIAL DATA OF ALESCO

Sunset is providing the following information with respect to Alesco to aid you in your analysis of the financial aspects of the merger.

The following selected financial data is derived from Alesco’s audited financial statements as of March 31, 2006 and for the period from January 31, 2006 through March 31, 2006. The following unaudited selected financial data of Alesco has been derived from Alesco’s interim unaudited consolidated financial statements as of June 30, 2006 and for the period from January 31, 2006 through June 30, 2006.

The data below is only a summary and should be read in conjunction with Alesco’s financial statements and accompanying notes, as well as management’s discussion and analysis of financial condition and results of operations, all of which can be found within this document. See “Alesco Financial Trust—Consolidated Financial Statements” and “Alesco Management’s Discussion and Analysis of Critical Accounting Policies and Liquidity and Capital Resources of Alesco” starting on pages F-1 and 149, respectively.

	For the period from January 31, 2006 through March 31, 2006		For the period from January 31, 2006 through June 30, 2006 (Unaudited)
	(in thousands except per share data)
Operation Highlights
Net investment income	$2,665		$9,335
Operating expenses	777		2,452
Other income	4,052		11,127
Minority interest	348		2,393
Provision for income taxes	245		447
Net income	5,347		15,170
Per Share Data
Basic earnings per share	$0.49		$1.37
Diluted earnings per share	0.49		1.36
Dividends declared per share	0.00	(1)	0.20	(2)
Book value per share (3)	9.40		9.64

(1)	On April 18, 2006, Alesco’s board of trustees declared an initial distribution of $0.20 per common share that was paid on May 9, 2006 to shareholders of record as of April 28, 2006.
(2)	On July 19, 2006, Alesco’s board of trustees declared a distribution of $0.33 per common share that was paid on August 10, 2006 to shareholders of record as of July 31, 2006.
(3)	Book value per share is calculated as total shareholders’ equity divided by the number of shares issued and outstanding as of the reporting date.

	As of March 31, 2006	As of June 30, 2006 (Unaudited)
	(in thousands except per share data)
Balance Sheet Highlights
Investment in securities and related receivables	$1,690,889	$2,595,684
Investment in residential mortgages and leveraged loans, net	439,965	392,443
Total assets	2,277,290	3,127,331
Indebtedness	2,088,069	2,927,925
Total liabilities	2,150,934	2,947,352
Minority interest	21,922	72,947
Accumulated other comprehensive loss	3,537	8,872
Total Shareholders’ equity	104,434	107,031

COMPARATIVE HISTORICAL AND PRO FORMA PER SHARE DATA

The following table presents summary historical and unaudited pro forma financial data for Alesco, Sunset, and combined after giving effect to the merger as if the merger had taken place as of January 1, 2006, and after giving effect to the pro forma adjustments described in the notes to the unaudited pro forma combined financial statements beginning on page G-1 of this proxy statement. The pro forma financial data in the tables assumes that the merger is accounted for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141 (“SFAS No. 141”), “Business Combinations.” The information in the following table is based on, and should be read together with, the pro forma information and the historical information for Alesco and Sunset that appears elsewhere in this document. The pro forma financial data is not necessarily indicative of results that actually would have occurred had the merger been completed on the date indicated or that may be obtained in the future.

	For the period January 31, 2006 through June 30, 2006	For the period ended June 30, 2006
	Alesco	Sunset	Pro Forma Combined
	(In thousands, except per share data)
Operating Data:
Net investment income	$9,335	$5,751	$16,000
Total expenses	2,452	5,330	5,213
Net income	15,170	(12,269)	14,657
Per common share:
Earnings per common share – basic	$1.37	$(1.17)	$0.67
Earnings per common share – diluted	1.36	(1.17)	0.67
Distributions per common share(1)	0.20	0.06	0.56

(1)	Pro forma combined distributions per common share is calculated as total dividends declared by each of the combined companies relating to their results of operations from January 1, 2006 through June 30, 2006 divided by the outstanding common shares of the combined companies as shown in “Unaudited Pro Forma Combined Financial Information” on page G-1 of this proxy statement. In addition to distributions per common share declared by each company during the period from January 1, 2006 through June 30, 2006, pro forma distributions per common share includes the payment by Sunset of a special merger dividend of $0.50 to its stockholders in accordance with the terms of the merger agreement, a distribution of $0.33 per common share declared by the board of trustees of Alesco on July 19, 2006 and a distribution of $0.03 per common share declared by the board of directors of Sunset on August 21, 2006.

	As of June 30, 2006
	Alesco	Sunset	Pro Forma Combined
	(In thousands, except per share data)
Balance Sheet Data:
Investment in securities and security-related receivables	$2,595,684	$518,237	$3,113,921
Investment in loans, net	392,443	160,739	545,755
Total assets	3,127,331	731,428	3,813,358
Indebtedness	2,927,925	620,911	3,548,836
Shareholders’ Equity	107,031	108,563	170,193
Per common share:
Book value per share(2)	9.64	10.33	7.77

(2)	Book value per share is calculated as total stockholder or shareholder equity, as applicable, divided by the number of shares issued and outstanding as of the reporting date.

RISK FACTORS

In addition to the other information included in this proxy statement, including the matters addressed in “Cautionary Statement Concerning Forward-Looking Statements” beginning on page 62 of this proxy statement, you should carefully consider the following risks before deciding whether to vote for the approval of the issuance of Sunset shares pursuant to the merger agreement and the adoption of the long-term incentive plan.

You should read all of the risk factors described below. Sunset is changing its strategy and redeploying its assets into a portfolio of assets consistent with Alesco’s investment strategy. Therefore, Sunset already is, and the merged entity upon consummation of the merger will be, subject to the risks described below with respect to Alesco, unless expressly indicated otherwise with respect to a particular risk factor. In addition, Sunset is also subject to risks related to the disposition of its existing portfolio of assets. In order to implement its new strategy, Sunset has appointed Cohen Brothers as its interim manager and will assume the management agreement Alesco entered into with Cohen Brothers at the closing of the merger. Therefore, Sunset is also subject to risks relating to management by Cohen Brothers. Sunset will be subject to these risks both indirectly through Alesco and directly. For a description of the risks that Sunset was subject to before it began redeploying its assets, please see Sunset’s Annual Report on Form 10-K for the Year Ended December 31, 2005. This document can be obtained as described in “Where You Can Find More Information” beginning on page 168 of this proxy statement.

Risks Relating to the Merger

Alesco and Sunset expect to incur costs and expenses in connection with the merger, which may adversely impact the financial condition of the combined company.

Alesco and Sunset are expected to incur one-time, pre-tax costs and expenses of approximately $10 million in connection with the merger. These costs and expenses include change of control, severance, stay bonuses and other benefit payments, insurance costs, fees relating to the termination of contractual obligations, investment banking expenses, legal and accounting fees, printing expenses and other related charges incurred and expected to be incurred by Alesco and Sunset.

Certain officers of Sunset have interests in the merger that may be different from, or in addition to, the interests of the holders of Sunset shares generally.

When considering the Sunset board’s recommendation that holders of Sunset shares vote in favor of the proposal to approve the issuance of Sunset shares, Sunset stockholders should be aware that the executive officers of Sunset, Mr. Boston and Ms. Riffe, have interests in the merger that may be different from, or in addition to, the interests of the holders of Sunset shares generally. Mr. Boston would be entitled to receive $897,000 and Ms. Riffe would be entitled to receive $400,000 upon their termination, respectively. Sunset intends that the employment of these officers be terminated following the merger. George Deehan, the former chief executive officer and former director of Sunset who was a member of Sunset’s board of directors at the time the board voted on the merger, would also have been entitled to a termination payment, however, Mr. Deehan resigned from Sunset effective July 20, 2006 and entered into a separation agreement under which he will receive severance payments totaling $550,000 payable over a period of 12 months. The board of directors of Sunset was aware of these interests and considered them, among other matters, in approving the merger agreement, the merger and the related transactions and making its recommendations. These interests include:

•	receipt of change in control payments by Sunset executive officers under existing employment agreements;

•	the acceleration of the effective date for the exercise of outstanding options and warrants to purchase Sunset shares;

•	restricted stock awards under Sunset’s stock option plans vesting in full immediately, and

•	the continued indemnification of current directors and officers of Sunset under the merger agreement and the provision of directors and officers’ insurance to these individuals.

For the above reasons, certain directors of Sunset may have been more likely to vote to approve the issuance of Sunset shares pursuant to the merger agreement, the merger agreement, the merger and the new long-term incentive plan and the related transactions than if they did not have these interests. Sunset stockholders should consider whether these interests may have influenced these directors and officers to support or recommend approval of the proposal to issue Sunset shares pursuant to the merger agreement and to support or recommend approval of the new long-term incentive plan. For a full description of the interests of executive officers of Sunset in the merger, see “The Merger—Interests of Executive Officers of Sunset in the Merger” beginning on page 83 of this proxy statement.

Failure to complete the merger could negatively impact the price of the Sunset shares and future business and operations.

It is possible that the merger may not be completed. The parties’ obligations to complete the merger are subject to the satisfaction or waiver of specified conditions, some of which are beyond the control of Alesco and Sunset. For example, the merger is conditioned on the receipt of the required approval of Sunset stockholders. If this approval is not received, the merger cannot be completed even if all of the other conditions to the merger are satisfied or waived.

If the merger is not completed, Sunset may be subject to a number of material risks, including the following:

•	Sunset may be required under certain circumstances to pay Alesco a termination fee of $3,300,000, depending upon the circumstances of the termination;

•	the trading price of the Sunset shares may decline to the extent that the current market price of the Sunset shares reflects a market assumption that the merger will be completed;

•	Sunset will have incurred substantial costs related to the merger, such as legal, accounting and financial advisor fees, most of which must be paid even if the merger is not completed; and

•	Sunset may be unable to retain its key employees.

Further, if the merger is terminated and the board of directors of Sunset determines to seek another merger or business combination, there can be no assurance that it will be able to find a party willing to pay an equivalent or more attractive price than the price to be paid in the merger. In addition, while the merger agreement is in effect and subject to specified exceptions, Sunset is prohibited from soliciting, initiating or encouraging or entering into certain extraordinary transactions, such as a merger, sale of assets or other business combination, with any party other than Alesco. See “The Merger Agreement—Covenants—No Solicitations” on page 88 of this proxy statement.

The termination fees provided for in the merger agreement and the interim management agreement may discourage other companies from trying to acquire Sunset.

Sunset agreed in the merger agreement to pay to Alesco a termination fee of $3,300,000 in specified circumstances, including some circumstances where a third party acquires or seeks to acquire Sunset. Sunset similarly agreed in the interim management agreement to pay to Cohen Brothers a termination fee equal to three times the annualized base management fee, which will amount to approximately $4.2 million, if the merger agreement is terminated as a result of Sunset breaching the merger agreement or an event, change or occurrence that, individually or in the aggregate, has had a material adverse effect with respect to Sunset. These provisions could discourage other parties from trying to acquire Sunset, even if those companies might be willing to offer a greater amount of consideration to Sunset stockholders for their shares than the consideration agreed to with Alesco in the merger agreement. Payment of the termination fees provided for in the merger agreement and the interim management agreement could have a material adverse effect on Sunset’s financial condition. See “The Merger Agreement—Termination Fees” on page 92 and “The Interim Management Agreement—Term; Termination upon Merger Termination Event” on page 100 of this proxy statement.

Termination of the interim management agreement could result in Alesco repurchasing from Sunset certain assets, investments or rights acquired by Sunset in connection with the interim management, which could affect Sunset’s ability to generate attractive risk-adjusted returns and cash distributions for its stockholders.

Sunset has agreed in the merger agreement that Alesco will have the right to purchase from Sunset or any of its subsidiaries any asset, investment or right to acquire an asset or investment acquired by Sunset or such subsidiary pursuant to or in connection with the interim management agreement at a price equal to the market value thereof as of the date of such repurchase and otherwise on substantially the terms acquired by Sunset or such subsidiary if the interim management agreement is. The exercise by Alesco of this right upon the termination of the interim management could adversely affect Sunset’s ability to generate attractive risk-adjusted returns and cash distributions for its stockholders because Sunset may not be able to deploy rapidly the net proceeds from the purchase into assets that generate returns and cash flows equal to or greater than the assets repurchased by Alesco.

Following the merger, Sunset will continue to be managed by Cohen Brothers and will continue to be obligated to pay substantial fees and be subject to potential conflict of interest risks.

Following the merger, Sunset will assume Alesco’s management agreement with Cohen Brothers and accordingly Cohen Brothers and its affiliates will earn substantial fees from their relationship with Sunset comparable to the fees currently earned by Cohen Brothers and its affiliates in respect of their relationship with Alesco. For example, from the commencement of Alesco’s operations in January 2006 through June 30, 2006, Cohen Brothers and its affiliates have earned $664,000 in base management fees, and $195,000 in incentive fees (net of $374,000 of asset management fee credits) under Cohen Brothers’ management agreement with Alesco, as well as $3.9 million of origination fees, $12.6 million of structuring fees and $6.0 million of placement fees in respect of CDOs and CLOs in which Alesco has invested. In addition to ongoing management fees and fees arising from Sunset’s investments, Cohen Brothers will also be entitled to a termination fee of three times the sum of the average annual base fee for the past two 12-month periods under the management agreement if the agreement is terminated under specified circumstances. Sunset is presently paying substantial fees to Cohen Brothers under the interim management agreement. Sunset will be subject to potential conflicts of interest arising out of its relationship with its manager and affiliates, including the following potential conflicts arising from fees payable to Cohen Brothers and its affiliates:

•	Cohen Brothers is controlled by Daniel G. Cohen and certain of Alesco’s other executive officers. As a result, Alesco’s management agreement, which will be assumed by Sunset in the merger, was negotiated between related parties and its terms, including fees payable, may not be as favorable as if the terms had been negotiated with an unaffiliated third party;

•	the substantial fees to be earned by Cohen Brothers and its affiliates from Sunset’s investments in CDOs and CLOs structured, managed and sold by Cohen Brothers and its affiliates, whether or not those investments generate attractive returns for Sunset, present potential conflicts for Cohen Brothers in causing Sunset to make investments which may not be fully addressed by policies that require Sunset’s independent trustees to approve all transactions between Sunset and Cohen Brothers and its affiliates;

•	the incentive fee that will be payable under Sunset’s management agreement with Cohen Brothers may induce the manager to make higher risk investments; and

•	the substantial termination fee that will be payable under Sunset’s management agreement with Cohen Brothers will make termination of the agreement extremely costly and may deter Sunset from exercising its termination rights.

Sunset is presently subject to many of these potential conflicts of interest, including those listed above (other than the third bullet point, as the interim management agreement does not provide for an incentive fee) as a result of the interim management agreement. These risks and other risks arising from Sunset’s relationship with its manager are explained in detail below under the caption “Risk Factors Relating to Alesco—Risk Relating to

Alesco’s Management and its Relationship with its Manager.” The interim management agreement and the management agreement are described under the captions “The Interim Management Agreement” and “The Alesco Management Agreement.”

There can be no assurances that Sunset changing its business strategy by redeploying its assets and appointing Cohen Brothers as its manager will be beneficial or as to the timing or the proceeds that will be derived from the sale of Sunset’s current assets.

Sunset is redeploying its assets in connection with the merger, has appointed Cohen Brothers as its interim manager as of April 27, 2006 and will appoint Cohen Brothers as its external manager at the closing of the merger. While Sunset expects these changes to enhance stockholder value, there can be no assurances that these changes will be beneficial. Although Cohen Brothers intends to dispose of a portion of Sunset’s existing assets by September or October 2006, including Sunset’s RMBS portfolio (and to reduce the corresponding hedge instruments on such portfolio), there can be no assurance as to the timing of the disposition of such assets or as to the proceeds that will be derived from such disposition.

In addition, because Sunset is transitioning its strategy to conform to Alesco’s strategy, has entered into the interim management agreement and intends to enter into a management agreement with Cohen Brothers upon completion of the merger, please review carefully the risks relating to Alesco’s business and strategy, including the risks relating to Alesco’s management and its relationship with its manager described immediately below.

Sunset has suffered losses as a result of the sale of its existing portfolio of mortgage-backed securities.

As a result of the redeployment of its assets, Sunset has recognized a net loss of $22.2 million from the sale of $809.1 million of its mortgage-backed securities. The losses resulted from the sale of these securities at a time when their market value was less than their amortized costs. These losses might not have resulted if Sunset had retained these assets for a period of time necessary to recover the amortized costs.

Risk Factors Relating to Alesco

Risks Related to Alesco’s Management and its Relationship with its Manager

Alesco is, and the merged entity following the merger will be, dependent on Cohen Brothers and may not find a suitable replacement if the management agreement is terminated.

Alesco has no employees. Alesco has no separate facilities and is completely reliant on its manager, which has significant discretion as to the implementation and execution of its business strategies and risk management practices. Alesco is subject to the risk that its manager will terminate the management agreement and that no suitable replacement will be found. Alesco believes that its success depends to a significant extent upon the experience of its manager’s executive officers, whose continued services are not guaranteed.

Under the merger agreement, the merged entity will assume the management agreement at the closing of the merger. Because the merged entity will not have employees or separate facilities, it will be as completely reliant on its manager as Alesco is prior to the merger, and its success will depend to a significant extent upon the experience of its manager’s executive officers, whose continued services are not guaranteed. The merged entity will be equally subject to the risk that its manager terminate the management agreement and that no suitable replacement will be found.

There are potential conflicts of interest in the relationship between Alesco and the merged entity, on the one hand, and the manager and the manager’s affiliates, including Cohen Brothers, on the other hand, which could result in decisions that are not in the best interests of Alesco’s shareholders or the merged entity’s shareholders following the merger.

Alesco is subject to potential conflicts of interest arising out of its relationship with its manager and its affiliates, including Cohen Brothers, which will continue to exist and will apply to the merged entity following the merger. For instance, Daniel G. Cohen, Alesco’s chairman, James J. McEntee, III, Alesco’s chief executive officer and president and Shami J. Patel, Alesco’s chief operating officer, also serve as executive officers of Cohen Brothers and are accordingly not exclusively dedicated to Alesco’s business. The merged entity will be subject to similar conflicts of interest arising out of its relationship with its manager and its affiliates, including Cohen Brothers. Messrs. Cohen and McEntee, for instance, will become directors of Sunset while remaining officers of Cohen Brothers, an affiliate of the merged entity’s manager. Furthermore, Alesco’s current and the merged entity’s future manager, Cohen Brothers, is controlled by Mr. Cohen and by certain of Alesco’s other executive officers. As a result, Alesco’s management agreement with its manager was negotiated between related parties, and its terms, including fees payable, may not be as favorable to Alesco as if it had been negotiated with an unaffiliated third party. The same risk will be borne by the merged entity because the management agreement will be assumed by the merged entity in the merger. In addition, Alesco’s manager owes no fiduciary obligation to Alesco’s shareholders and will owe no fiduciary duty to the merged entity’s shareholders following the merger. The management agreement does not prevent the manager and its affiliates from engaging in additional management or investment opportunities, some of which compete with Alesco prior to the merger and will compete with the merged entity upon completion of the merger. Alesco’s manager engages in additional management or investment opportunities that have overlapping objectives with Alesco, and faces conflicts in the allocation of investment opportunities. The same will be true for the merged entity. Such allocation is at the discretion of Alesco’s manager and there is no guarantee that this allocation will be made in the best interest of Alesco’s shareholders. Additionally, the ability of Alesco’s manager and its officers and employees to engage in other business activities may reduce the time Alesco’s manager spends managing Alesco.

Alesco and the merged entity following the merger may enter into additional transactions with Cohen Brothers with the approval of Alesco’s or the merged entity’s independent trustees. Such transactions with Cohen Brothers may not be as favorable to Alesco or the merged entity as they would be if negotiated with independent third parties.

In addition to the fees payable to Cohen Brothers under the management agreement, Cohen Brothers will benefit from other fees paid to it by third parties with respect to Alesco’s or the merged entity’s investments. Cohen Brothers will similarly benefit from other fees paid to it by third parties with respect to the merged entity’s investments once the merger is consummated. In particular, affiliates of Cohen Brothers will earn origination fees paid by the issuers of TruPS, which have historically ranged from zero to 3.0% of the face amount of a TruPS issuance. Cohen Brothers, through its affiliates, typically retains part of this fee and shares the balance with the investment bank or other third party broker that introduced the funding opportunity to Cohen Brothers. Cohen Brothers’ affiliates also will receive structuring fees for services relating to the structuring of a collateralized debt obligation, or CDO, or a collateralized loan obligation, or CLO, on Alesco’s behalf or in which Alesco invests. This fee typically ranges from zero to 0.45% of the face amount of the securities issued by the CDO or CLO, but may exceed this amount. Alesco’s or the merged entity’s independent trustees must approve any structuring fees exceeding 0.45% of the face amount of the securities issued by such CDOs or CLOs. In addition, affiliates of Cohen Brothers will act as collateral managers of the CDOs and CLOs in which Alesco expects to invest. In this capacity, these affiliates will receive collateral management fees that have historically ranged between 0.10% and 0.63% of the assets held by the CDOs and CLOs. In addition, the collateral managers may be entitled to earn incentive fees if CDOs or CLOs managed by them exceed certain performance benchmarks. A broker-dealer affiliate of Cohen Brothers will also earn placement fees in respect of debt and equity securities which it sells to investors in the CDOs and CLOs in which Alesco and the merged entity following the merger may invest, as well as commissions and mark-ups from trading of securities to and from CDOs and CLOs in which Alesco and the merged entity following the merger invests. The management agreement with Cohen Brothers provides that the base management fee and incentive management fee payable to Cohen Brothers will be reduced by Alesco’s or the merged entity’s proportionate share of the amount of any CDO and CLO collateral management fees and incentive fees paid to Cohen Brothers and its affiliates in connection with the CDOs and CLOs in which Alesco or the merged entity invests, based on the percentage of equity Alesco or the merged entity holds in such CDOs and CLOs. Origination fees, structuring fees, placement fees and trading discounts and commissions paid to, or earned by, Cohen Brothers and its affiliates will not reduce the amount of fees Alesco or the merged entity pays under the management agreement.

Through June 30, 2006, Sunset has paid Cohen Bros. $234,000 in base management fees under the interim management agreement. Through June 30, 2006, affiliates of Cohen Bros. earned $1.7 million of structuring fees and $1.2 million of placement fees in connection with a CLO in which Sunset has invested. These amounts are also included in the amounts earned by affiliates of Cohen Brothers on CDOs and CLOs in which Alesco has invested disclosed in “The Alesco Management Agreement—Other Fees Payable to Affiliates of Cohen Brothers” on page 106.

Alesco and the merged entity following the merger will compete with current and future investment entities affiliated with Alesco’s manager and Cohen Brothers and each of Alesco and the merged entity following the merger may not be allocated by its manager the most attractive real estate related investment opportunities.

Affiliates of Alesco’s manager have investment objectives that overlap with Alesco’s objectives, which could cause Alesco to forego attractive investment opportunities. For instance, Cohen Brothers and its subsidiaries have agreed not to compete with Taberna Realty Finance Trust for a three-year period beginning on April 28, 2005 in Taberna’s business of originating TruPS or other preferred securities issued by REITs and real estate operating companies or of acting as the collateral manager of CDOs involving these securities. Accordingly, as long as Alesco’s manager is a subsidiary of Cohen Brothers, Alesco’s manager must obtain Taberna’s consent before investing in these assets on Alesco’s behalf during the term of this non-competition agreement. In addition, no assurance can be given that Cohen Brothers’ affiliates will not establish or manage other investment entities in the future that compete with Alesco and the merged entity following the merger for investments. Indeed, Taberna will compete with Alesco for investments in mortgage loans, RMBS and CMBS, and no assurance can be given that Alesco’s manager will allocate the most attractive real estate related assets to Alesco and the merged entity following the merger. Alesco will be competing with Cohen Brothers, Taberna and any other investment entities that Cohen Brothers may form in the future for access to the benefits that Alesco’s relationship with Cohen Brothers provides to Alesco, including access to investment opportunities.

Although Alesco benefits, and the merged entity will benefit following the merger, from a right of first refusal provided by Cohen Brothers with respect to certain of Alesco’s target assets, this right of first refusal excludes (1) individual investments in leveraged loans, (2) TruPS which collateralize CDOs in which Alesco declines to exercise its right of first refusal to acquire equity interests in the CDO and (3) non-U.S. dollar denominated investments in any of Alesco’s targeted asset classes.

Members of Alesco’s management team have competing duties to other entities, which could result in decisions that are not in the best interests the shareholders of Alesco or the combined company following the merger.

Alesco’s executive officers and the employees of its manager, other than Alesco’s chief financial officer, do not spend all of their time managing Alesco’s activities and its investment portfolio. Alesco’s executive officers and the employees of its manager, other than Alesco’s chief financial officer, allocate some, or a material portion, of their time to other businesses and activities. For example, each of Alesco’s chairman of the board, president and chief executive officer and chief operating officer also serves as an executive officer of Cohen Brothers. In addition to serving as executive officers of Cohen Brothers, Alesco’s chairman of the board and president and chief executive officer also serve as the chairman and chief executive officer and vice chairman, respectively, of Taberna. None of these individuals is required to devote a specific amount of time to Alesco’s affairs. Accordingly, Alesco will compete with Cohen Brothers and Taberna and possibly other entities in the future for the time and attention of these senior officers and there will be conflicts of interest in allocating investment opportunities to Alesco that may also be suitable for Cohen Brothers and Taberna. Employees or officers of the merged entity’s manager similarly will not devote a specified percentage of time to the merged entity’s affairs. Because the employees and officers of the merged entity’s manager, including Messrs. Cohen, McEntee and Patel, will similarly allocate some, or a material portion, of their time to other businesses and activities, there will be conflicts of interest in allocating investment opportunities to the merged entity that may also be suitable for Cohen Brothers and other entities.

The departure of any of the senior management of Alesco’s manager or the loss of Alesco’s access to Cohen Brothers’ investment professionals and principals may adversely affect the ability of Alesco and the merged entity following the merger to achieve their investment objectives.

Alesco depends on the diligence, skill and network of business contacts of the senior management of its manager. Alesco also depends on its manager’s access, through a shared services agreement between its manager and Cohen Brothers, to the investment professionals and principals of Cohen Brothers and the information and origination opportunities generated by Cohen Brothers’ investment professionals and principals during the normal course of their investment and portfolio management activities. The senior management of Alesco’s manager evaluates, negotiates, structures, closes and monitors Alesco’s investments and its financing activities. Alesco’s future success depends on the continued service of the senior management team of its manager. The departure of any of the senior managers of its manager, or of a significant number of the investment professionals or principals of Cohen Brothers, could have a material adverse effect on Alesco’s ability to achieve its investment objectives. In addition, no assurance can be given that its manager will remain Alesco’s manager or that of the merged entity following the merger or that Alesco and the merged entity will continue to have access to Cohen Brothers’ investment professionals or principals or its information and asset origination opportunities.

If the manager ceases to be its manager pursuant to the management agreement, financial institutions providing Alesco’s and the merged entity’s credit facilities may not provide future financing to Alesco or the merged entity.

The lenders under Alesco’s and the merged entity’s warehouse facilities and possible future repurchase agreements and credit facilities may require that the manager manage its operations pursuant to the management agreement as a condition to making continued advances to Alesco under these credit facilities. Additionally, if Alesco’s or the merged entity’s manager ceases to be its manager, the lenders may terminate their facilities and their obligation to advance funds to Alesco or the merged entity in order to finance its future investments. If the manager ceases to be the manager for any reason and Alesco or the merged entity is not able to obtain financing, Alesco’s business and the business of the merged entity following the merger may be adversely affected.

The manager is newly formed and has limited experience in managing a REIT, which may hinder its ability to achieve Alesco’s and the merged entity’s investment objectives or result in loss of Alesco’s or the merged entity’s qualification as a REIT.

Government regulations impose numerous constraints on the operations of REITs. The manager is newly formed with limited experience in managing a portfolio of assets under these constraints, which may hinder its ability to achieve Alesco’s and the merged entity’s investment objectives or result in loss of Alesco’s qualification as a REIT or loss of the merged entity’s REIT qualification following the merger.

Alesco’s board of trustees has approved very broad investment guidelines for Alesco’s manager and does not approve each investment decision made by Alesco’s manager, which may hinder Alesco’s ability to unwind transactions entered into by the time such transactions are reviewed. The merged entity will be subject to these same risks.

The manager is authorized to follow very broad investment guidelines on behalf of Alesco and will have similar broad authorization with respect to the merged entity after the merger. The trustees of Alesco and the merged entity following the merger periodically review such investment guidelines. Alesco’s board does not review all of Alesco’s proposed or completed investments and the merged entity’s board will not review its completed or proposed investments, however. In addition, in conducting periodic reviews of select investments, the boards may rely primarily on information provided to them by the manager. Furthermore, transactions entered into by the manager may be difficult or impossible to unwind by the time they are reviewed by the boards. The manager has great latitude within the broad parameters of the investment guidelines in determining the types of assets it may decide are proper investments.

The incentive fee payable under Alesco’s and the merged entity’s management agreement may induce the manager to make higher risk investments.

The management compensation structure to which Alesco has agreed with its manager and which will also apply to the merged entity following the merger may cause the manager to invest in high risk investments or take other risks. In addition to its management fee, the manager is entitled to receive incentive compensation based in part upon Alesco’s or the merged entity’s achievement of specified levels of net income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead the manager to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, and/or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of Alesco’s and the merged entity’s invested portfolio.

The termination of Alesco’s management agreement by Alesco before the merger and by the merged entity following the merger will not be possible under some circumstances and would otherwise be difficult and costly.

Alesco may terminate the management agreement it entered into with Cohen Brothers for cause (as defined in the agreement) at any time. Alesco and, following the merger, the merged entity may not terminate the management agreement, however, without cause before December 31, 2008, the date on which its initial term expires. After December 31, 2008, the management agreement will be automatically renewed for a one-year term on each anniversary date thereafter unless terminated for cause or as otherwise described in the management agreement. Under the management agreement, after December 31, 2008, Alesco may terminate the agreement annually upon the affirmative vote of at least two-thirds of its independent trustees, or by a vote of the holders of a majority of Alesco’s outstanding common shares, not automatically to renew the agreement based upon (1) unsatisfactory performance by Cohen Brothers that is materially detrimental to Alesco or (2) a determination that the management fee payable to Cohen Brothers is not fair, subject to its Cohen Brothers’ right to prevent such a termination under this clause (2) by accepting a mutually acceptable reduction of management fees. Cohen Brothers will be provided 180 days’ prior notice of any termination and will be paid a termination fee equal to three times the sum of (A) the average annual base management fee for the two 12-month periods immediately preceding the date of termination, plus (B) the average annual incentive fee for the two 12-month periods immediately preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination. Thus, in some circumstances, Alesco and, following the merger, the merged entity will simply be unable to terminate its management agreement. In other circumstances where Alesco does have the right to terminate the management agreement, these provisions would result in substantial cost to Alesco upon termination. In addition, Alesco may also incur considerable legal cost resulting from potential litigation that may arise in connection with the termination of the management agreement. Consequently, these costs may make it more difficult for Alesco and, following the merger, the merged entity to terminate its manager without cause.

The liability of Alesco’s manager and Cohen Brothers is limited under the management agreement, and Alesco has agreed to indemnify its manager against certain liabilities, which may expose Alesco and, following the merger, the merged entity to significant expenses.

Pursuant to the management agreement, Alesco’s manager did not assume any responsibility other than to render the services called for thereunder and is not responsible for any action of Alesco’s board of trustees in following or declining to follow its advice or recommendations. Alesco’s manager and its members, managers, officers and employees are not liable to Alesco, any of Alesco’s subsidiaries, its trustees, its shareholders or any shareholders of Alesco’s subsidiaries for acts performed in accordance with and pursuant to the management agreement, except by reason of acts constituting bad faith, willful misconduct, gross negligence, or reckless disregard of their duties under the management agreement. Alesco has agreed to indemnify Alesco’s manager and its members, managers, officers and employees and each person controlling Alesco’s manager with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of such indemnified party not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of duties, performed in good faith in accordance with and pursuant to the management agreement. As a result of the management agreement remaining in effect following the merger, the merged entity may also be exposed to significant expenses following the merger.

If Cohen Brothers or its affiliates cease to manage the CDOs or CLOs in which Alesco or the merged entity invests or if the collateral management fees paid to Cohen Brothers or its affiliates are reduced, Alesco or the merged entity may have to pay more fees to its manager, which could adversely affect its financial condition.

Cohen Brothers and its affiliates will receive fees in their capacity as collateral managers of the CDOs or CLOs in which Alesco and the merged entity invest. The management agreement with each of Alesco before the merger and the merged entity following the merger provides that the base management fee and incentive management fee otherwise payable by Alesco or the merged entity to its manager will be reduced, but not below zero, by Alesco’s or the merged entity’s proportionate share of the amount of any CDO or CLO collateral management fees paid to Cohen Brothers and its affiliates in connection with the CDOs and CLOs in which Alesco or the merged entity invests, based on the percentage of equity Alesco or the merged entity holds in those CDOs and CLOs. If the CDO or CLO collateral management fees paid to Cohen Brothers or its affiliates are reduced, or if the collateral management agreement between Cohen Brothers and a CDO or CLO vehicle in which Alesco or the merged entity invests is terminated, then the amount of collateral management fees that would be offset to Alesco’s or the merged entity’s benefit would be reduced. If this were to occur, Alesco may pay more fees to its manager, which could adversely affect its financial condition and that of the merged entity following the merger.

Risks Related to Alesco’s Business

The following risk factors are specifically applicable to Alesco’s business. Unlike Sunset, whose risk factors are incorporated by reference herein from documents filed with the SEC, Alesco does not have SEC filings that can be incorporated by reference. Upon completion of the merger, Sunset, as the surviving entity in the merger, will be subject to these risks as a result of its ownership of Alesco and its continuation of Alesco’s business as the surviving entity in the merger.

Alesco has, and the merged entity will have, a limited operating history and limited experience operating as a REIT and may not be able to operate its business successfully or generate sufficient revenue to make or sustain distributions to shareholders.

Alesco is, and the merged entity will be, subject to all of the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objective and that the value of the investment of its shareholders could decline substantially. No assurance can be given that Alesco or the merged entity will be able to generate sufficient revenue from operations to pay its operating expenses and make or sustain distributions to shareholders. Alesco intends to elect and qualify to be taxed as a REIT under the Internal Revenue Code for its taxable year ending at the time of the merger and the merged entity intends to operate so as to continue to qualify as a REIT, as such, each will be subject to various rules relating to REITs. Because Alesco and the merged entity have limited experience operating within the complex rules and regulations required for REIT qualification, no assurance can be given that either will be able to comply with these rules and regulations. Alesco’s failure to comply with these rules and regulations could force Alesco and, after the merger, the merged entity, to pay unexpected taxes and penalties and could have a material adverse effect on the results of operations, financial condition and business of Alesco and the merged entity following the merger. See “—Tax Risks.”

Alesco and the merged entity may be unable to obtain additional capital needed to execute its business plan and fund its growth in the near term.

Alesco has deployed substantially all of the net proceeds of the January 2006 offering. By the time the merger is consummated, Sunset will have likely redeployed all of its capital into new investments as well. Alesco and the merged entity currently have no commitments for any additional financings, and we cannot ensure that either of them will be able to obtain any additional financing at the times required and on acceptable terms and conditions. If it fails to obtain needed additional financing, the pace of Alesco’s growth, and that of the combined company following the merger, would be adversely affected and they would not be able to purchase equity or debt interests in CDOs and CLOs structured by Cohen Brothers and these investment opportunities may be offered to competing investment programs.

The financial condition and results of operations of Alesco, and the merged entity following the merger, will depend upon Alesco’s and the merged entity’s ability to manage future growth effectively and failure to do so may adversely effect Alesco’s business, financial condition and results of operations and those of the merged entity following the merger.

Each entity’s ability to achieve its investment objectives will depend on its ability to grow and to identify and invest in assets and businesses that meet its investment and financing criteria. Accomplishing this result on a cost-effective basis will be largely a function of the structuring of the investment process, and having access to both debt and equity financing on acceptable terms. Any failure to manage future growth effectively could have a material adverse effect on the business, financial condition and results of operations of Alesco, and the combined company following the merger.

The amount of distributions to Alesco’s shareholders and those of the merged entity following the merger, will depend upon certain factors affecting Alesco’s and the merged entity’s operating results, some of which are beyond Alesco’s and the merged entity’s control.

A REIT must distribute annually at least 90% of its REIT taxable income to its shareholders, determined without regard to the deduction for dividends paid and excluding net capital gain. Alesco’s and the merged entity’s ability to make and sustain cash distributions is based on many factors, including the return on its investments, operating expense levels and certain restrictions imposed by Maryland law. Some of these factors are beyond Alesco’s and the merged entity’s control and a change in any such factor could affect its ability to make distributions. No assurance can be given as to the ability of either entity to make distributions. From time to time, Alesco or the merged entity may not have sufficient cash to meet the distribution requirements due to timing differences between (1) the actual receipt of cash, including receipt of distributions from Alesco’s or the merged entity’s subsidiaries and (2) the inclusion of items in its income for U.S. federal income tax purposes. If Alesco or the merged entity does not have sufficient cash available to pay required distributions, Alesco or the merged entity might have to borrow funds or sell assets to raise funds, which could adversely impact its business. Upon completion of the merger and the redeployment of Sunset’s existing RMBS portfolio, the merged entity will be dependent on distributions from its subsidiaries for revenues.

None of TruPS, leveraged loans or equity in corporate entities such as CDOs or CLOs that hold TruPS and leveraged loans will qualify as real estate assets for purposes of the REIT asset tests and the income generated by these investments generally will not qualify as real-estate related income for the REIT gross income tests. Alesco must invest in qualifying real estate assets, such as mortgage loans and real estate debt securities, that may have less attractive returns to maintain its REIT qualification which could result in reduced returns for the merged entity’s stockholders after the merger.

None of TruPS, leveraged loans or equity in corporate entities such as CDOs or CLOs that hold TruPS or leveraged loans qualify as real estate assets for purposes of the REIT asset tests that Alesco and the merged entity following the merger must meet on a quarterly basis to qualify as a REIT. The income generated from investments in TruPS, leveraged loans or CDOs and CLOs that hold TruPS and leveraged loans generally do not qualify as real estate related income for the REIT gross income tests. Accordingly, Alesco and the merged entity following the merger are limited in its ability to acquire TruPS and leveraged loans or maintain its investments in these assets or entities created to hold them. Alesco and the merged entity following the merger will continue to invest in TruPS and leveraged loans and also in real estate related assets, such as mortgage loans and RMBS and CMBS, for the foreseeable future. Further, whether mortgage-backed securities held by warehouse lenders pursuant to off-balance sheet financing arrangements prior to securitization are treated as qualifying assets or as generating qualifying real estate-related income for purposes of the REIT asset and income tests depends on the terms of the warehouse financing arrangement. If Alesco and the merged entity following the merger fail to make sufficient investments in qualifying real estate assets, such as mortgage loans, RMBS and CMBS, it will likely fail to maintain its REIT qualification. In addition, these qualifying investments may be lower yielding than the expected returns on TruPS, leveraged loans and CDOs and CLOs holding TruPS and leveraged loans. This could result in reduced returns for the combined company’s stockholders following the merger.

Furthermore, if income inclusions from Alesco’s or the merged entity’s foreign TRSs are determined not to qualify for the REIT 95% gross income test, Alesco or the merged entity would need to invest in sufficient qualifying assets, or sell some of its interests in such foreign TRSs or other corporations that are not REITs or qualified REIT subsidiaries, to ensure that the income it recognized from its foreign TRSs or such other corporations does not exceed 5% of its gross income.

The treatment of TruPS and surplus notes for regulatory capital purposes may reduce the attractiveness of TruPS and surplus notes as a financing mechanism to banks, bank holding companies and insurance companies, which may result in Alesco and the merged entity following the merger having to invest in assets that are lower yielding than its expected returns of TruPS.

One of the attractive features of TruPS for banks and bank holding company issuers is that TruPS can currently be included in the tier one capital, as defined in the regulations promulgated under the Bank Holding Act of 1956, as amended, of bank holding companies, subject to certain quantitative limitations. Many insurance companies also receive favorable capital treatment for TruPS and surplus notes for state regulatory purposes. In April 2005, the Federal Reserve Board approved a final rule, Risk-Based Capital Standards: Trust Preferred Securities and the Definition of Capital, which provides for the continued inclusion of outstanding and prospective issuances of TruPS in the tier one capital of bank holding companies subject to the limitation that restricted core capital elements, which include TruPS, are limited to 25% of the sum of core capital elements (including restricted core capital elements), net of goodwill less associated deferred tax liabilities. For internationally active bank holding companies, the limitation on restricted core capital elements is 15%. TruPS and their embedded underlying subordinated notes must also be structured to meet certain qualitative requirements provided for in the final rule. Thus, banks and bank holding company issuers are limited in their ability to treat TruPS as tier one capital. The individual states’ departments of insurance regulate the issuance and repayment of surplus notes. Alesco and the merged entity cannot assure that, in the future, regulators will not seek to impose further limitations on the issuance of surplus notes. Any such limitations would adversely affect the ability of insurance companies to issue these types of securities, which may result in Alesco and the merged entity investing in assets that are lower yielding than its expected returns on TruPS. This could result in reduced returns for Alesco’s shareholders, and the shareholders of the combined company following the merger. No assurance can be given that, in the future, regulators will not also seek to impose further limits on the treatment of TruPS as tier one capital, or to exclude them from tier one capital in their entirety. Any such limitation or exclusion would adversely affect the willingness of banks to issue TruPS, which may result in Alesco and the merged entity investing in assets that are lower yielding than its expected returns on TruPS. This could result in reduced returns for the shareholders of the combined company following the merger.

Some rating agencies currently view TruPS favorably in evaluating the capital structure of banks, bank holding companies and insurance companies. If this view were to change, banks and insurance companies might stop issuing TruPS.

Some rating agencies currently treat TruPS favorably in evaluating the capital structure of banks, bank holding companies and insurance companies. No assurance can be given that, in the future, these rating agencies will not seek to change their treatment of TruPS. If this were to happen, banks and insurance companies may be unwilling to issue TruPS to Alesco, which may result in its investing in assets that are lower yielding than Alesco’s expected returns on TruPS. This could result in reduced returns for the shareholders of the merged entity following the merger.

Failure to obtain adequate capital and funding would adversely affect the growth and results of operations of Alesco prior to the merger and the merged entity after the merger, and may, in turn, negatively affect the market price of the merged entity’s common shares and its ability to make distributions to its shareholders following the merger.

Alesco depends, and the merged entity will depend, upon the availability of adequate funding and capital for its operations. In particular, Alesco and the merged entity will need to continue to raise additional equity capital in order to grow its business. A REIT is required to distribute annually at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, to its shareholders and is therefore not able to retain its earnings for new investments. The failure to secure acceptable financing could reduce Alesco’s and after the merger, the merged entity’s, taxable income because its investments would no longer generate the same level of net interest income with an insufficient amount of funding or an increase in funding costs. A reduction in net income would have an adverse effect on liquidity and the ability to make distributions to its shareholders. No assurance can be given that any, or sufficient, funding or capital will be available to Alesco and the merged entity in the future on terms that are acceptable. In addition, if the minimum distribution required to maintain REIT qualification becomes large relative to its cash flow due to its taxable income exceeding its cash flow from operations, then Alesco and after the merger, the merged entity, could be forced to borrow funds, sell assets or raise capital on unfavorable terms, if at all, in order to maintain its REIT qualification. In the event that Alesco and after the merger, the merged entity, cannot obtain sufficient funding on acceptable terms, there may be a negative impact on the market price of its common shares and its ability to make distributions to shareholders following the merger.

Alesco’s business requires a significant amount of cash, and if it is not available, Alesco’s business and financial performance and, therefore, the business and financial performance of the merged entity following the merger will be significantly harmed.

Alesco requires a substantial amount of cash to fund its investments, to pay expenses and to hold assets. Alesco also needs cash to meet its working capital, minimum REIT distribution requirements, debt service obligations and other needs. Cash could be required to meet margin calls under the terms of Alesco’s borrowings in the event that there is a decline in the market value of the assets that collateralize its debt, the terms of its short-term debt become less attractive or for other reasons. The merged entity will have these same cash requirements following the merger.

Alesco expects that its primary sources of working capital and cash and those of the merged entity will continue to consist of:

•	warehouse lines and repurchase facilities and, possibly, secured lines of credit;

•	income from its investment portfolio;

•	operating profits and the proceeds from financing its investments; and

•	net proceeds from any offerings of its equity or other debt securities.

No assurance can be given that Alesco or the merged entity will be able to generate a sufficient amount of cash from operations and financing activities to successfully execute its business strategy.

Alesco expects to rely on a limited number of financing arrangements to finance its investments and its business and financial performance and the business and financial performance of the merged entity following the merger, will be significantly harmed if those resources are no longer available to Alesco.

Pending the structuring of a CDO or other securitization, Alesco and after the merger, the merged entity, will finance assets that it acquires through borrowings under warehouse lines and repurchase facilities and, possibly, secured lines of credit. The obligations of lenders to purchase assets or provide financing during a warehouse accumulation period are subject to a number of conditions, independent of Alesco’s or the merged entity’s performance or the performance of the underlying assets. Likewise, repurchase facilities are dependent on the counterparties’ ability to re-sell Alesco’s or the merged entity’s obligations to third parties. If there is a disruption of the repurchase market generally, or if one of Alesco’s or the merged entity’s counterparties is itself unable to access the repurchase market, Alesco’s and the merged entity’s access to this source of liquidity could be adversely affected. In addition, if the regulatory capital requirements imposed on Alesco’s and the merged entity’s lenders change, they may be required to increase significantly the cost of the lines of credit that they provide. Alesco expects that Alesco Funding Inc. and other taxable or qualified REIT subsidiaries that Alesco has formed or may form will enter into additional warehouse facilities in order to fund the acquisition of additional assets during warehouse accumulation periods. There are no assurances that Alesco or the merged entity will be able to renew or replace its financing arrangements when they expire on terms that are acceptable or at all. Alesco and Sunset intend that the financing arrangements already entered into by Alesco before the merger remain in effect following the merger.

Each of Alesco and the merged entity will incur a significant amount of debt to finance its portfolio, which may subject it to an increased risk of loss, adversely affecting the return on its investments and reducing cash available for distribution to the merged entity’s shareholders following the merger.

Each of Alesco and the merged entity will incur a significant amount of debt to finance its operations, which can compound losses and reduce the cash available for distributions to its shareholders. Within the first two months of operations, Alesco entered into warehouse facilities aggregating $1.75 billion, which were paid down with proceeds from CDO and CLO transactions that closed prior to June 30, 2006. Alesco expects to enter into additional financing arrangements in the future and warehouse facilities entered into by Alesco will remain in effect following the merger. As of June 30, 2006 Alesco’s total indebtedness was $2,927,925,000. Alesco and, after the merger, the merged entity, generally will leverage its portfolio through the use of bank credit facilities, repurchase agreements, securitizations, including the issuance of CDOs and CLOs and other borrowings. The leverage Alesco or the merged entity employs will vary depending on its ability to obtain credit facilities, the loan-to-value and debt service coverage ratios of its assets, the yield on its assets, the targeted leveraged return Alesco or the merged entity expects from its portfolio and its ability to meet ongoing covenants related to its asset mix and financial performance. Substantially all of Alesco’s and the merged entity’s assets will be pledged as collateral for its respective borrowings. Alesco’s and the merged entity’s return on its investments and cash available for distribution to their respective shareholders may be reduced to the extent that changes in market conditions cause the cost of its financing to increase relative to the income that it can derive from the assets it acquires.

Debt service payments will reduce the net income available for distributions including to the merged entity’s shareholders following the merger. Moreover, Alesco and, after the merger, the merged entity may not be able to meet its debt service obligations and, to the extent that it cannot, it risks the loss of some or all of its assets to foreclosure or sale to satisfy its debt obligations. Under certain repurchase agreements, Alesco’s or the merged entity’s lenders could take title to Alesco’s or the merged entity’s assets and may have an ability to liquidate its assets through an expedited process. Currently, neither Alesco’s declaration of trust nor Alesco’s bylaws impose any limitations on the extent to which Alesco may leverage Alesco’s assets. The merged entity’s organizational documents also will contain no leverage limitations.

An increase in borrowing costs relative to the interest Alesco and, after the merger, the merged entity receives on its investments may adversely affect its profitability, which may negatively affect cash available for distribution to shareholders following the merger.

As warehouse lines, anticipated lines of credit or other short-term borrowing instruments mature, Alesco will be required either to enter into new financing arrangements or to sell certain of its portfolio investments. An increase in short-term interest rates at the time that Alesco or the merged entity seeks to enter into new financing arrangements would reduce the spread between Alesco’s and, after the merger, the merged entity’s returns on its portfolio investments and the cost of its borrowings. This change in interest rates would adversely affect Alesco’s and, after the merger, the merged entity’s returns on its portfolio investments that are subject to prepayment risk, including mortgage-backed securities investments, which might reduce earnings and, in turn, cash available for distribution to the merged entity’s shareholders following the merger.

Alesco and, after the merger, the merged entity could suffer losses beyond its committed capital under warehouse facilities, which could harm Alesco’s and, following the merger, the merged entity’s business, financial condition, liquidity and results of operations.

The warehouse facilities that has Alesco entered into and that the merged entity will likely enter into following the merger typically provide that if the warehouse provider experiences losses upon the liquidation of assets and Alesco has engaged in intentional misconduct or fraud, or become insolvent, then Alesco will be liable for all losses suffered by the warehouse providers. Any such losses could harm Alesco’s and, following the merger, the combined company’s business, financial condition, liquidity and results of operations.

Financing arrangements Alesco is party to contain, and future financing arrangements the merged entity may be party to may contain, covenants that restrict Alesco’s operations, and any default under these arrangements would inhibit the ability of Alesco, and that of the combined company following the merger, to grow their businesses and increase revenues.

The warehouse facilities that Alesco entered into contain, and future financing arrangements for the merged entity may contain, extensive restrictions and covenants. Failure to meet or satisfy any of these covenants may result in an event of default under these agreements. These agreements also typically contain cross-default provisions, so that an event of default under any agreement will trigger an event of default under other agreements, giving the lenders the right to declare all amounts outstanding under their particular credit agreement to be immediately due and payable, and enforce their rights by foreclosing on collateral pledged under these agreements.

Alesco’s financing arrangements may also restrict its ability to, among other things:

•	incur additional debt;

•	make certain investments or acquisitions; and

•	engage in mergers or consolidations.

These restrictions may interfere with the ability of Alesco and, following the merger, the merged entity to obtain financing or to engage in other business activities. Furthermore, Alesco’s default under any of its credit agreements could have a material adverse effect on its business, financial condition and results of operations and the business, financial condition and results of operations of the merged entity following the merger.

Following the merger, Alesco expects that the warehouse providers could have the right to liquidate assets acquired under the merged entity’s warehouse facilities at its direction upon the occurrence of certain events, such as a default or a decline in credit quality of the collateral that may lead to a default. The merged entity could bear any losses suffered by the warehouse providers in the event of a collateral liquidation, if the losses are due to events such as, for example: (i) the failure of an obligor of the underlying collateral in the warehouse to make payments of any interest or principal in respect of the underlying collateral when due after any applicable grace period; (ii) an involuntary proceeding commenced or an involuntary petition filed and seeking liquidation, reorganization or other relief in respect of the issuer of the CDO, the collateral manager of the CDO (which will be an affiliate of Cohen Brothers) or the merged entity, or if the issuer of the CDO, the collateral manager or the merged entity voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any bankruptcy, insolvency, receivership or similar law now or hereafter in effect; (iii) the underlying collateral purchased during the warehouse period falls below a certain corporate rating; (iv) if the merged entity obligates itself to purchase some or all the equity in the related CDO, the breach by Alesco of such obligation which breach causes the CDO to not close; or (v) if the underlying asset purchased during the warehouse period becomes a credit risk security (e.g., if the warehouse provider and the collateral manager mutually determine in good faith that the underlying asset has a significant risk of declining in credit quality). In such events, the merged entity could suffer a liability up to the amount of the cash collateral it maintains with Alesco’s warehouse providers, which amount generally averages between $5,000,000 to $20,000,000 (depending on the economics of the CDO).

Alesco’s hedging transactions, and those of the merged entity following the merger, may not completely insulate Alesco or the merged entity from interest rate risk, which may cause greater volatility in its earnings and the earnings of the merged entity following the merger.

Subject to maintaining its qualification as a REIT, Alesco and after the merger, the merged entity may engage in certain hedging transactions in an effort to limit its exposure to changes in interest rates and therefore may expose itself to risks associated with these transactions. Alesco and, after the merger, the merged entity may utilize instruments such as forward contracts and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of its portfolio positions from changes in market interest rates. Hedging against a decline in the values of its portfolio positions does not eliminate the possibility of fluctuations in the values of these positions or prevent losses if the values of these positions decline. However, hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of these portfolio positions. Hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, Alesco and the merged entity may not be able to hedge against an interest rate fluctuation that is generally anticipated at an acceptable price.

The success of Alesco’s hedging transactions and those of the merged entity following the merger will depend on its ability to structure and execute effective hedges for the assets it holds. Therefore, while Alesco and after the merger, the merged entity may enter into these transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if they had not engaged in any hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, Alesco and, after the merger, the merged entity may not establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent Alesco and, after the merger, the merged entity from achieving the intended hedge and expose Alesco and, after the merger, the merged entity to risk of loss.

Accounting for hedges under GAAP is extremely complicated. Alesco and, after the merger, the merged entity may inadvertently fail to account for its hedges properly in accordance with GAAP on its financial statements or may fail to qualify for hedge accounting, either of which could have a material adverse effect on its earnings.

While Alesco uses hedging to mitigate some of its interest rate risk and the merged entity will do the same, the failure to completely insulate its portfolio from interest rate risk may cause greater volatility in Alesco’s earnings and those of the merged entity following the merger.

Complying with REIT requirements may limit Alesco’s, and following the merger the merged entity’s, ability to hedge effectively.

The REIT provisions of the Internal Revenue Code substantially limit the ability of Alesco and, following the merger, the merged entity to hedge its investments. Except to the extent provided by Treasury regulations, any income from a hedging transaction Alesco enters into in the normal course of its business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real state assets, which is clearly identified as specified in Treasury regulations before the close of the day on which it was acquired, originated, or entered into, including gain from the sale or disposition of such a transaction, will not constitute gross income for purposes of the 95% gross income test (and will generally constitute non-qualifying income for purposes of the 75% gross income test). To the extent that Alesco or the merged entity following the merger enters into other types of hedging transactions, the income from those transactions is likely to be treated as non-qualifying income for purposes of both of the gross income tests. As a result, Alesco might have to limit its use of advantageous hedging techniques or implement those hedges through one of its domestic taxable REIT subsidiaries Alesco Funding Inc. This could increase the cost of Alesco’s hedging activities because Alesco Funding Inc. would be subject to tax on gains or expose Alesco to greater risks associated with changes in interest rates than Alesco would otherwise want to bear.

Hedging against interest rate exposure may adversely affect Alesco’s earnings, which could adversely affect cash available for distribution to the merged entity’s shareholders following the merger.

Alesco’s hedging activity will vary in scope based on the level and volatility of interest rates, the type of portfolio investments held, and other changing market conditions. Interest rate hedging may fail to protect or could adversely affect Alesco because, among other things:

•	interest rate hedging can be expensive, particularly during periods of rising and volatile interest rates;

•	available interest rate hedging may not correspond directly with the interest rate risk for which protection is sought;

•	the duration of the hedge may not match the duration of the related liability;

•	the amount of income that a REIT may earn from hedging transactions to offset interest rate losses is limited by U.S. federal tax provisions applicable to REITs;

•	gains on hedges at Alesco Funding Inc. will be subject to income tax;

•	the credit quality of the party owing money on the hedge may be downgraded to such an extent that it impairs Alesco’s ability to sell or assign its side of the hedging transaction; and

•	the party owing money in the hedging transaction may default on its obligation to pay.

Alesco’s hedging activity may adversely affect its earnings, which could adversely affect cash available for distribution to its shareholders, and to the merged entity’s shareholders following the merger.

The competitive pressures Alesco faces as a result of operating in a highly competitive market could have a material adverse effect on the business, financial condition, liquidity and results of operations of Alesco and those of the combined company following the merger.

A number of entities compete with Alesco with respect to its origination and investment activities. Alesco competes with other REITs, public and private funds, commercial and investment banks, savings and loan institutions, mortgage bankers, insurance companies, institutional bankers, governmental bodies, commercial finance companies and other entities. Many of Alesco’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than Alesco does. Several other REITs, including Taberna, have recently raised, or are expected to raise, significant amounts of capital, and may have investment objectives that overlap with the ones of Alesco, which may create competition for investment opportunities. Some competitors may have a lower cost of funds, enhanced operating efficiencies and access to funding sources that are not available to Alesco. In addition, some of Alesco’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than Alesco. These same competitive risks will apply to the merged entity following the merger because it will continue Alesco’s business and investment strategy. There are no assurances that the competitive pressures Alesco faces will not have a material adverse effect on the business, financial condition, liquidity and results of operation of Alesco and the combined company following the merger.

Also, as a result of this competition, Alesco and, after the merger, the merged entity may not be able to take advantage of attractive origination and investment opportunities from time to time, and there are no assurances that Alesco and, after the merger, the merged entity will be able to identify and pursue opportunities that are consistent with its objectives. Competition may limit the number of suitable investment opportunities offered to Alesco and, after the merger, the merged entity. It may also result in higher prices, lower yields and a narrower spread of yields over Alesco’s or the merged entity’s borrowing costs, making it more difficult for Alesco and, after the merger, the merged entity to acquire new investments on attractive terms. In addition, competition for desirable investments could delay the investment in desirable assets, which may in turn reduce the merged entity’s earnings per share and negatively affect its ability to maintain its distributions.

The ability to utilize TRSs will be limited by Alesco’s and, after the merger, the merged entity’s qualification as a REIT, which may, in turn, negatively affect its ability to execute its business plan and to make distributions to the shareholders of the merged entity following the merger.

Overall, no more than 20% of the value of a REIT’s assets may consist of securities of one or more TRSs. Alesco expects to continue to own interests in TRSs and the merged entity will likewise own interests in TRSs after the merger particularly in connection with its CDO and CLO transactions involving TruPS and leveraged loans. However, Alesco’s ability to hold TruPS and leveraged loans, as well as CDOs and CLOs that are structured as TRSs will be limited, which may adversely affect its ability to execute its business plan and to make distributions to the shareholders of the merged entity following the merger.

Alesco and, following the merger, the merged entity may not be able to acquire eligible securities for CDO and CLO issuances or other securitizations on favorable economic terms, or may not be able to structure CDOs and CLOs and other securitizations on attractive terms, which may require Alesco and, following the merger, the merged entity to seek more costly financing for its investments or to liquidate assets.

Alesco intends to invest in CDOs, CLOs and other types of securitizations and the merged entity will make such investments following the merger. During a warehouse accumulation period, Alesco or Alesco’s lenders acquire assets through warehouse facilities and other short-term financing arrangements. Alesco contributes cash and other collateral which is held in escrow by the lenders to cover Alesco’s losses, up to the amount of such collateral, should securities need to be liquidated during the warehouse accumulation period. Alesco is subject to the risk that it or its lenders will not be able to acquire a sufficient amount of eligible securities to maximize the efficiency of a CDO or CLO issuance or other securitization. In addition, disruptions in the capital markets generally, or in the securitization markets specifically, may make the issuance of a CDO, CLO or another securitization transaction less attractive or even impossible. The merged entity will enter into similar warehouse arrangements and will be subject to similar risks following the merger. If Alesco or, following the merger, the merged entity is unable to securitize the assets, or if doing so is not economical, Alesco and, following the merger, the merged entity or their warehouse lenders may be required to seek other forms of potentially less attractive financing or to liquidate the assets at a price that could result in a loss of all or a portion of the cash and other collateral backing Alesco’s or the merged entity’s purchase commitment.

The use of CDO and CLO financings with over-collateralization requirements may have a negative impact on Alesco’s and following the merger, the merged entity’s cash flow and may trigger certain termination provisions in the related collateral management agreements.

Alesco expects that the terms of the CDOs and CLOs Alesco structures will generally provide that the principal amount of assets must exceed the principal balance of the related securities to be issued by the CDO or CLO by a certain amount, commonly referred to as “over-collateralization.” Alesco anticipates that the CDO and CLO terms will provide that, if certain delinquencies and/or losses exceed the specified levels based on the analysis by the rating agencies (or any financial guaranty insurer) of the characteristics of the assets collateralizing the CDO or CLO securities, the required level of over-collateralization may be increased or may be prevented from decreasing as would otherwise be permitted if losses or delinquencies did not exceed those levels. Other tests

(based on delinquency levels or other criteria) may restrict Alesco’s ability to receive cash distributions from assets collateralizing the CDO or CLO securities. All of such performance tests will also apply to the merged entity’s investments in CDOs and CLOs following the merger. There are no assurances that the performance tests will be satisfied. In advance of completing negotiations with the rating agencies or other key transaction parties on future CDOs and CLOs, there are no assurances as to the actual terms of the CDO and CLO delinquency tests, over-collateralization terms, cash flow release mechanisms or other significant factors regarding the calculation of net income to Alesco and, following the merger, the merged entity. Failure to obtain favorable terms with regard to these matters may materially and adversely affect the availability of net income to Alesco and, following the merger, the merged entity. In addition, collateral management agreements typically provide that if certain over-collateralization ratio tests are failed, the collateral management agreement may be terminated by a vote of the security holders. If the assets held by CDOs and CLOs fail to perform as anticipated, the earnings of Alesco and, as a result of the merger, those of the combined company may be adversely affected and over-collateralization or other credit enhancement expenses associated with CDO and CLO financings will increase.

Alesco’s existing CDO investment, and future CDOs, CLOs and other securitizations of the merged entity, are and will be collateralized with real estate securities and securities issued by banks, bank holding companies and insurance companies and surplus notes issued by insurance companies and any adverse market trends that affect these industries are likely to adversely affect such CDOs, CLOs and other securitizations in general.

Alesco has invested in three CDOs and one CLO as of June 30, 2006, which are collateralized by RMBS, TruPS issued by banks and insurance companies, and leveraged loans. Future CDO and CLO issuances and other securitizations of the merged entity will be backed by mortgage loans, RMBS, CMBS, TruPS issued by banks, bank holding companies and insurance companies and surplus notes issued by insurance companies and, possibly, other preferred securities, leveraged loans, and other mortgage-backed securities. Any adverse market trends that affect the banking, insurance or real estate industries or the value of these types of securities will adversely impact the value of Alesco’s and, following the merger, the merged entity’s interests in its CDOs, CLOs and other securitizations. Such trends could include declines in real estate values in certain geographic markets or sectors, underperformance of real estate securities issued in a particular year, unexpected bank or insurance company losses or failures, or changes in U.S. federal income tax laws that could affect the performance of real estate securities and loans and securities issued by banks and insurance companies.

The CDO structure benefits from a mix of TruPS issued by banks and bank holding companies and TruPS and surplus notes issued by insurance companies. The failure of the manager and Cohen Brothers to originate TruPS and surplus notes issued by insurance companies for inclusion in CDOs could adversely affect the ability to complete CDO transactions and the terms of these transactions available to Alesco and the merged entity following the merger.

CDOs benefit, in pricing and other terms, from inclusion of both TruPS issued by banks and bank holding companies as well as TruPS and surplus notes issued by insurance companies. If the manager and Cohen Brothers are unable to originate attractive TruPS and surplus notes issued by insurance companies for inclusion in CDOs, the ability of Alesco and, following the merger, the merged entity to complete CDO transactions on favorable pricing and other terms, or at all, will be adversely affected.

Alesco is and the merged entity will be, highly dependent on information systems and third parties, and systems failures could significantly disrupt its business, which may, in turn, negatively affect the market price of its common shares and its ability to pay dividends.

Alesco’s business is highly dependent on communications and information systems. The merged entity will be similarly dependent. Any failure or interruption of Alesco’s or the merged entity’s systems could cause delays or other problems in its activities, which could have a material adverse effect on Alesco’s and, following the merger, the merged entity’s operating results and negatively affect the ability of the merged entity to pay dividends following the merger.

Accounting rules for certain of Alesco’s and, following the merger, the merged entity’s transactions are highly complex and involve significant judgment and assumptions. Changes in accounting interpretations or assumptions could adversely impact Alesco’s and, following the merger, the merged entity’s financial statements.

Accounting rules for transfers of financial assets, securitization transactions, consolidation of variable interest entities, and other aspects of Alesco’s anticipated operations are highly complex and involve significant judgment and assumptions. These complexities could lead to delay in preparation of financial information. Changes in accounting interpretations or assumptions could impact Alesco’s financial statements and, as a result of the merger, those of the combined company.

Risks Related to Alesco’s Investments and to those of the Merged Entity after the Merger

In accordance with its investment strategy, Alesco used the $102 million of net proceeds from its January 2006 offering to invest in the following:

•	On March 15, 2006, the Trust closed “Alesco Preferred Funding X, Ltd.”, a CDO securitization that provides up to 30-year financing for banks or bank holding companies and insurance companies. The Trust invested approximately $32 million in the preference shares of Alesco Preferred Funding X, Ltd., which results in a 57% ownership interest. Alesco Preferred Funding X, Ltd. received commitments for $909 million of CDO notes, which were collateralized by approximately $950 million of TruPS and surplus notes;

•	On June 29, 2006, the Trust closed “Alesco Preferred Funding XI, Ltd.”, a CDO securitization that provides up to 30-year financing for banks or bank holding companies and insurance companies. The Trust invested approximately $22.5 million in the preference shares of Alesco Preferred Funding XI, Ltd., which results in a 55% ownership interest. Alesco Preferred Funding XI, Ltd. received commitments for $637 million of CDO notes, which will be collateralized by approximately $666 million of TruPS and surplus notes;

•	On June 30, 2006, the Trust closed “Kleros Real Estate CDO I, Ltd.”, a CDO securitization that provides financing for investments in MBSS. The Trust invested $4.0 million in the preference shares of Kleros Real Estate CDO I, Ltd. and $26.0 in the Class D CDO notes, which results in a 100% ownership interest. Kleros Real Estate CDO I, Ltd. received commitments for $995 million of CDO notes, which were collateralized by approximately $1 billion of RMBS;

•	On June 21, 2006, the Trust closed “Emporia Preferred Funding II, Ltd.”, a CDO securitization that provides financing for investments in leverage loans. The Trust invested approximately $4.3 million in the preference shares of Emporia Preferred Funding II, Ltd., which results in a 13% ownership interest. Emporia Preferred Funding II, Ltd. received commitments for $330 million of CDO notes, of which $180 million were issued to investors as of June 30, 2006. As of June 30, 2006, the CDO notes payable were collateralized by approximately $187 million of leveraged loans;

•	The Trust utilized approximately $10 million to purchase residential mortgage loans and the remainder of the net proceeds were used for general corporate purposes;

The net proceeds that Alesco (and after the merger, the merged entity) uses as cash collateral for its warehouse facilities, and the net proceeds that it retains for general corporate purposes pending further investment, are likely to produce returns that are lower than its investments in TruPS and its other targeted assets.

Alesco may not realize gains or income from its investments.

Alesco seeks to generate both current income and capital appreciation and the merged entity will seek to do the same. However, their investments may not appreciate in value and, in fact, may decline in value, and the financings that Alesco or the merged entity originates and the securities that Alesco or the merged entity invests in may default on interest and/or principal payments. Accordingly, Alesco and, after the merger, the merged entity may not be able to realize gains or income from its investments. Any gains that Alesco or the merged entity does realize may not be sufficient to offset any other losses it experiences. Any income that Alesco or the merged entity realizes may not be sufficient to offset its expenses.

Increases in interest rates could negatively affect the value of Alesco’s investments and the investments of the merged entity after the merger, which could result in reduced earnings or losses and negatively affect cash available for distribution to Alesco’s shareholders and the shareholders of the merged entity following the merger.

While Alesco and, following the merger, the merged entity will seek to match fund the duration of its assets and liabilities to lock in a spread between the yields on its assets and the cost of its interest-bearing liabilities, changes in the general level of interest rates may affect its net interest income, which is the difference between the interest income earned on its interest-earning assets and the interest expense incurred on its interest-bearing liabilities. Changes in the level of interest rates also can affect, among other things, its ability to successfully implement its investment strategy and the value of its assets.

Although U.S. interest rates have been rising recently, they remain at relatively low historical levels. In the event of a significant rising interest rate environment or economic downturn, defaults on Alesco’s and the merged entity’s assets may increase and result in losses that would adversely affect its liquidity and operating results. Interest rates are highly sensitive to many factors including governmental monetary and tax policies, domestic and international economic and political conditions, and other factors beyond Alesco’s the merged entity’s control.

The operating results of Alesco and, following the merger, the merged entity will depend in large part on differences between the income from its assets, net of credit losses, and its financing costs. Alesco anticipates that, in most cases, for any period during which its assets or the assets of the merged entity are not match-funded, the income from such assets will respond more slowly to interest rate fluctuations than the cost of the related borrowings. Consequently, changes in interest rates, particularly short-term interest rates, may significantly influence its net income. Increases in these rates will tend to decrease its and the merged entity’s net income and market value of its and the merged entity’s assets. Interest rate fluctuations resulting in its interest expense exceeding interest income would result in operating losses for Alesco and, following the merger, the merged entity. As of June 30, 2006, approximately $2.9 billion, or 92% of Alesco’s investment related assets, are match-funded.

The accumulation period of Alesco’s warehouse facilities that are subject to interest rate risk is generally 90 to 120 days and the same will apply to the merged entity. As the accumulation period is completed or warehouse facilities mature, Alesco or the merged entity will either enter into a CDO transaction or a new warehouse facility or sell certain assets. An increase in short-term interest rates at the time Alesco or the merged entity seeks to enter into a CDO transaction or a new warehouse facility may reduce the spread between the returns on its portfolio investments and the cost of its borrowings. This change in interest rates would adversely affect returns on portfolio investments that are fixed rate.

Some of Alesco’s investments and the investments of the merged entity after the merger may be recorded at fair value as determined in good faith by its board of trustees and, as a result, there may be uncertainty as to the actual market value of these investments.

Some of Alesco’s investments and the investments of the merged entity after the merger may be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Alesco and the merged entity will value these investments quarterly at fair value as determined in good faith by their respective boards of trustees and directors. Because these valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, such determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The value of and, following the merger, the merged entity’s common shares could be adversely affected if determinations regarding the fair value of these investments are materially higher than the values that Alesco or the merged entity ultimately realizes upon their disposal.

The lack of liquidity in certain investments may adversely affect Alesco’s business and the business of the merged entity following the merger.

Alesco expects to make investments in securities of private companies and the merged entity will do the same. A portion of these securities may be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of its investments may make it difficult for Alesco and the merged entity to sell such investments if the need arises.

A prolonged economic slowdown, a recession or declining real estate values and increasing interest rates could impair Alesco’s investments and the investments of the merged entity following the merger and harm their respective operating results which may, in turn, adversely affect the cash available for distribution to the merged entity’s shareholders following the merger.

Many of Alesco’s and the merged entity’s investments may be susceptible to economic slowdowns or recessions and rising interest rates, which could lead to financial losses in their respective investments and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase Alesco’s and the merged entity’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to Alesco or the merged entity. These events could reduce the value of Alesco’s and the merged entity’s investments, reduce the number of attractive investment opportunities and harm their respective operating results which may, in turn, adversely affect the cash available for distribution to the merged entity’s shareholders following the merger.

Prepayment rates on TruPS, mortgage loans or mortgage-backed securities could negatively affect the value of Alesco’s investments, which could result in reduced earnings or losses and negatively affect the cash available for distribution to the merged entity’s shareholders following the merger.

The value of the TruPS, mortgage loans, mortgage-backed securities and, possibly, other securities in which Alesco invests may be adversely affected by prepayment rates. For example, higher than expected prepayment rates will likely result in interest-only securities retained by Alesco in its mortgage loan securitizations and securities that Alesco acquires at a premium to diminish in value. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic and other factors beyond Alesco’s control, and consequently, such prepayment rates cannot be predicted with certainty.

Borrowers tend to prepay their financings faster when interest rates decline. In these circumstances, Alesco would have to reinvest the money received from the prepayments at the lower prevailing interest rates. Conversely, borrowers tend not to prepay on their financings when interest rates increase. Consequently, Alesco would be unable to reinvest money that would have otherwise been received from prepayments at the higher prevailing interest rates. This volatility in prepayment rates may affect Alesco’s ability to maintain targeted amounts of leverage on its investment portfolio and may result in reduced earnings or losses for Alesco and negatively affect the cash available for distribution to its shareholders, including the combined company following the merger.

The guarantees of principal and interest related to the mortgage-backed securities in which Alesco may invest provided by the Federal National Mortgage Association, or Fannie Mae, the Federal Home Loan Mortgage Corporation, or Freddie Mac, or the Government National Mortgage Association, or Ginnie Mae, do not protect investors against prepayment risks.

The mortgage loans in which Alesco has invested and the merged entity will invest and the mortgage loans underlying the RMBS and CMBS in which they invest are subject to delinquency, foreclosure and loss, which could result in losses to Alesco that may result in reduced earnings and negatively affect the cash available for distribution to the merged entity’s shareholders following the merger.

Residential mortgage loans are secured by single-family residential properties and are subject to risks of delinquency, foreclosure and loss. The ability of a borrower to repay a loan secured by a residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans. RMBS are backed by residential mortgage loans. Thus Alesco’s RMBS investments will also be dependent upon the ability of these borrowers to pay principal and interest on the underlying mortgage loans.

Commercial mortgage loans are secured by multi-family or commercial property and are subject to risks of delinquency and foreclosure, and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential property. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of the property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things:

•	tenant mix;

•	success of tenant businesses;

•	property management decisions;

•	property location and condition;

•	competition from comparable types of properties;

•	changes in laws that increase operating expense or limit rents that may be charged;

•	any need to address environmental contamination at the property;

•	the occurrence of any uninsured casualty at the property;

•	changes in national, regional or local economic conditions and/or specific industry segments;

•	declines in regional or local real estate values;

•	declines in regional or local rental or occupancy rates;

•	increases in interest rates, real estate tax rates and other operating expenses;

•	changes in governmental rules, regulations and fiscal policies, including environmental legislation; or

•	acts of God, terrorism, social unrest and civil disturbances.

To date, Alesco has not invested in commercial mortgage loans or CMBS, although it may do so in the future.

In the event of any default under a mortgage loan held directly by Alesco, Alesco will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on its cash flow from operations. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law, which could result in a total loss of Alesco’s investment.

Foreclosure of a mortgage loan can be an expensive and lengthy process, which could have a substantial negative effect on Alesco’s anticipated return on the foreclosed mortgage loan. RMBS evidence interests in or are secured by pools of residential mortgage loans and CMBS evidence interests in or are secured by a single commercial mortgage loan or a pool of commercial mortgage loans. Accordingly, the mortgage-backed securities Alesco invests in are subject to all of the risks of the underlying mortgage loans. In addition, residential mortgage borrowers are not typically prevented by the terms of their mortgage loans from prepaying their loans in whole or in part at any time. Borrowers prepay their mortgages for many reasons, but typically, when interest rates decline, borrowers tend to prepay at faster rates. To the extent that the underlying mortgage borrowers in any of Alesco’s mortgage loan pools or the pools underlying any of Alesco’s mortgage-backed securities prepay their loans, Alesco will likely receive funds that will have to be reinvested, and Alesco may need to reinvest those funds at less desirable rates of return.

Although Alesco intends to focus on real estate-related asset-backed securities, Alesco may invest in other types of asset-backed securities to the extent these investments would be consistent with maintaining its qualification as a REIT.

Alesco may invest in residential mortgage loans that have material geographic concentrations. Any adverse market or economic conditions in those regions may have a disproportionately adverse effect on the ability of Alesco’s customers to make their loan payments.

Alesco may invest in residential mortgage loans that have material geographic concentrations. The risk of foreclosure and losses on these loans may be exacerbated by economic and other conditions in these geographic markets. Based on the total carrying amount of the mortgages taken out in connection with the residential mortgage loans Alesco had invested in as of March 31, 2006, the properties securing those residential mortgage loans were significantly concentrated in California as of that date. As indicated on “Schedule IV—Mortgage Loans on Real Estate” to Alesco’s Consolidated Financial Statements, beginning on page F-26 of this proxy statement, almost 50% of the total carrying amount of the mortgages taken out in connection with the residential mortgage loans Alesco had invested in as of March 31, 2006 related to residential mortgages secured by real property located in California. As of June 30, 2006, the concentration of residential mortgage loans in the state of California is consistent with the data provided as of March 31, 2006.

Adverse market or economic conditions in a particular state or region where Alesco has significant investments may disproportionately increase the risk that borrowers in that region are unable to make their mortgage payments. In addition, the market value of the real estate securing those mortgage loans could be adversely affected by adverse market and economic conditions in that region. Any sustained period of increased payment delinquencies, foreclosures or losses caused by adverse market or economic conditions or natural disasters in that geographic region could adversely affect Alesco’s net interest income from loans in its investment portfolio and Alesco’s ability to make distributions to its shareholders, including the combined company following the merger. Please see “Schedule IV—Mortgage Loans on Real Estate” to Alesco’s Consolidated Financial Statements, beginning on page F-26 of this proxy statement, for a summary of the geographic concentration of the residential mortgage loans Alesco had invested in as of March 31, 2006. As of June 30, 2006, the concentration of residential mortgage loans in the state of California is consistent with the data provided as of March 31, 2006.

Alesco may be exposed to environmental liabilities with respect to properties to which it takes title, which may have a material adverse effect on the business, financial condition, liquidity, and results of operations of Alesco and therefore the combined company following the merger.

In the event Alesco is forced to foreclose on a mortgage loan it holds, it may take title to real estate, and, if it does take title, it could be subject to environmental liabilities with respect to these properties. In this circumstance, Alesco may be held liable to a governmental entity or to third parties for property damage, personal injury, investigation, and clean-up costs incurred by these parties in connection with environmental contamination, or may be required to investigate or clean up hazardous or toxic substances, or chemical releases at a property. The costs associated with investigation or remediation activities could be substantial. If Alesco ever becomes subject to significant environmental liabilities, the business, financial condition, liquidity, and results of operations of Alesco and therefore the combined company following the merger could be materially and adversely affected.

Alesco may incur lender liability as a result of its investments in leveraged loans.

In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Alesco may be subject to allegations of lender liability. There is no assurance that these claims will not arise or that Alesco will not be subject to significant liability if a claim of this type did arise.

The leveraged loans in which Alesco invests could be subject to equitable subordination by a court and thereby increase Alesco’s risk of loss with respect to such loans.

Courts have, in some cases, applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower, when the lending institution is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lending institution or its affiliates are found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. Payments on one or more of Alesco’s leveraged loans, particularly a leveraged loan to a client in which Alesco also holds equity interests, may be subject to claims of equitable subordination. If, when challenged, these factors were deemed to give Alesco the ability to control or otherwise exercise influence over the business and affairs of one or more of its clients, this control or influence could constitute grounds for equitable subordination. This means that a court may treat one or more of Alesco’s leveraged loans as if it were common equity in the client. In that case, if the client were to liquidate, Alesco would be entitled to repayment of its loan on an equal basis with other holders of the client’s common equity only after all of the client’s obligations relating to its debt and preferred securities had been satisfied. One or more successful claims of equitable subordination against Alesco could have an adverse effect on the business, results of operation or financial condition of Alesco and therefore the combined company following the merger.

Alesco may not act as agent for many of the leveraged loans in which it invests and, consequently, will have little or no control over how those loans are administered or controlled.

In many of the leveraged loans in which Alesco may invest Alesco will not be the agent of the lending group that receives payments under the loan or the agent of the lending group that controls the collateral for purposes of administering the loan. When Alesco is not the agent for a loan, Alesco may not receive the same financial or operational information as Alesco receives for loans for which Alesco is the agent and, in many instances, the information on which Alesco must rely is provided to Alesco by the agent rather than directly by the borrower. As a result, it may be more difficult for Alesco to track or rate these loans than it is for the loans for which Alesco is the agent. Additionally, Alesco may be prohibited or otherwise restricted from taking actions to enforce the loan or to foreclose upon the collateral securing the loan without the agreement of other lenders holding a specified minimum aggregate percentage, generally a majority or two-thirds of the outstanding principal balance. It is possible that an agent for one of these loans may choose not to take the same actions to enforce the loan or to foreclose upon the collateral securing the loan that Alesco would have taken had Alesco been agent for the loan.

With respect to Alesco’s investments in leveraged loans to mid-sized companies, Alesco may invest in balloon loans and bullet loans which may have a greater degree of risk than other types of loans.

A balloon loan is a term loan with a series of scheduled payment installments calculated to amortize the principal balance of the loan so that upon maturity of the loan, more than 25%, but less than 100%, of the loan balance remains unpaid and must be satisfied. A bullet loan is a loan with no scheduled payments of principal before the maturity date of the loan. On the maturity date, the entire unpaid balance of the loan is due.

Balloon loans and bullet loans involve a greater degree of risk than other types of loans because they require the borrower to make a large final payment upon the maturity of the loan. The ability of a borrower to make this final payment upon the maturity of the loan typically depends upon its ability either to generate sufficient cash flow to repay the loan prior to maturity, to refinance the loan or to sell the related collateral securing the loan, if any. The ability of a borrower to accomplish any of these goals will be affected by many factors, including the availability of financing at acceptable rates to the borrower, the financial condition of the borrower, the marketability of the related collateral, the operating history of the related business, tax laws and the prevailing general economic conditions. Consequently, the borrower may not have the ability to repay the loan at maturity and Alesco could lose all or most of the principal of its loan. As of June 30, 2006, Alesco had investments in balloon or bullets loans of approximately $44.2 million, or approximately 1% of total assets.

Equity investments may involve a greater risk of loss than traditional debt financing and specific risks relating to particular issuers.

Although Alesco has not yet done so, Alesco may opportunistically invest in equity of various types of business entities, including banks, bank holding companies, insurance companies and real estate companies, depending upon Alesco’s ability to finance such assets in accordance with its financing strategy. Equity investments, including investments in preferred securities, involve a higher degree of risk than traditional debt financing due to a variety of factors, including that such investments are subordinate to debt and are not secured. Furthermore, should the issuer default, Alesco would only be able to proceed against the entity in which it has an interest, and not the assets owned by the entity. If Alesco invests in preferred securities, in most cases it will have no recourse against an issuer for a failure to pay stated dividends; rather, unpaid dividends typically accrue preferred shareholders such as Alesco maintain a liquidation preference in the event of a liquidation of the issuer of the preferred securities. There is no assurance that an issuer would have sufficient assets to satisfy any liquidation preference to which Alesco may be entitled. As a result, Alesco may not recover some or all of its investments in preferred equity securities in particular and in equity securities in general.

Investments in equity securities and Alesco’s investments in leveraged loans involve special risks relating to the particular issuer of the securities or debt, including the financial condition and business outlook of the issuer and the issuer’s regulatory compliance.

Although Alesco has not yet done so, Alesco may opportunistically invest in equity securities of various types of business entities, including banks, bank holding companies, insurance companies and real estate companies, depending upon Alesco’s ability to finance such assets in accordance with its financing strategy. Investments in equity securities and Alesco’s investments in leveraged loans are subject to many of the risks of investing in subordinated real estate-related securities, which may result in losses to Alesco. As of June 30, 2006, Alesco had investments in leveraged loans of approximately $186.5 million, or approximately 6% of total assets.

Alesco’s investments in TruPS, leveraged loans and other securities are also subject to risks of delinquency and foreclosure, and risk of loss in the event of foreclosure and the dependence upon the successful operation of and distributions from assets and businesses of the issuers. Equity securities and unsecured loans are generally subordinated to other obligations of the issuer and are not secured by specific assets of the issuer.

Alesco’s investments in equity securities are also subject to risks of: (i) limited liquidity in the secondary trading market, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other lenders to the issuer, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the issuer to redeem Alesco’s investment and cause Alesco to reinvest premature redemption proceeds in lower yielding assets, (v) the possibility that earnings of the issuer may be insufficient to meet its dividend obligations and (vi) the declining creditworthiness and potential for insolvency of the issuer of such securities during periods of rising interest rates and economic downturn. These risks may adversely affect the value of outstanding securities and the ability of the issuers thereof to repay principal and interest or make dividend payments.

Investments in subordinated RMBS and CMBS are generally in the “second loss” position and therefore subject to increased risk of losses.

In general, losses on an asset securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the “first loss” subordinated security holder and then by the “second loss” subordinated security holder. Alesco’s investments in subordinated RMBS and CMBS will be generally in the “second loss” position and therefore may be subject to losses. In the event of default and the exhaustion of any collateral, reserve fund, letter of credit and any classes of securities junior to those in which Alesco invests, Alesco will not be able to recover all of its investment in the securities Alesco purchases. In addition, if the underlying mortgage portfolio has been overvalued or if the values subsequently decline and, as a result, less collateral is available to satisfy interest and principal payments due on the related mortgage-backed securities, the securities in which Alesco invests may effectively become the “first loss” position behind the more senior securities, which may result in significant losses to Alesco. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments. A projection of an economic downturn, for example, could cause a decline in the price of lower credit quality securities because the ability of obligors of mortgage loans underlying mortgage-backed securities to make principal and interest payments may be impaired. In this event, existing credit support in the securitization structure may be insufficient to protect Alesco against loss of its principal on these securities. As of June 30, 2006, Alesco had investments in subordinated RMBS and CMBS of approximately $1.0 billion or 32% of total assets.

Investments in mezzanine loans involve greater risks of loss than senior loans secured by income producing properties.

Although Alesco has not yet done so, Alesco may invest in mezzanine loans that take the form of subordinated loans secured by second mortgages on the underlying property or loans secured by a pledge of the ownership interests of either the entity owning the property or a pledge of the ownership interests of the entity that owns the interest in the entity owning the property. These types of investments involve a higher degree of risk than long-term senior mortgage lending secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender or may be secured only by an equity interest in the borrower and not any real property. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, Alesco may not have full recourse to the assets of the entity, or the assets of the entity may not be sufficient to satisfy Alesco’s mezzanine loan. If a borrower defaults on Alesco’s mezzanine loan or debt senior to Alesco’s loan, or in the event of a borrower bankruptcy, Alesco’s mezzanine loan will be satisfied only after the senior debt. As a result, Alesco may not recover some or all of its investments. In addition, mezzanine loans may have higher loan to value ratios than conventional mortgage loans, resulting in less equity in the property and increasing the risk of loss of principal.

Catastrophic losses and the lack of availability of reinsurance could adversely affect Alesco’s investments in TruPS issued by insurance companies.

The insurance companies which issue the TruPS in which Alesco invests are exposed to policy claims arising out of catastrophes. Catastrophes may be caused by various events, including hurricanes, earthquakes and floods and may also include man-made catastrophes such as terrorist activities. The frequency and severity of catastrophes are inherently unpredictable. Claims resulting from catastrophic events could materially reduce the profitability or harm the financial condition of the insurance companies which issue the TruPS in which Alesco invests, and could cause one or more of such insurance companies to default on the payment of distributions of such TruPS. Payments under these TruPS are subordinated to policy claim payments owed by these insurance companies. In addition, the ability of insurance companies to manage this risk may depend, in part, upon their ability to obtain catastrophe reinsurance, which may not be available at commercially acceptable rates in the future.

Alesco’s investments in leveraged loans to mid-sized companies will increase the risk of defaults by borrowers and substantial credit losses could result, causing a material adverse effect on the Alesco shares.

Loans to mid-sized companies involve risk because mid-sized companies may have smaller market shares than their competition, may be more vulnerable to economic downturns, often need substantial additional capital to expand or compete and may experience substantial variations in operating results, any of which may impair a borrower’s ability to repay a loan.

The borrowers under leveraged loans in which Alesco invests will include privately owned mid-sized companies, which present a greater risk of loss than loans to larger companies.

Compared to larger, publicly owned firms, these companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position and may need more capital to expand or compete. These financial challenges may make it difficult for Alesco’s borrowers to make scheduled payments of interest or principal on Alesco’s loans. Accordingly, advances made to these types of borrowers entail higher risks than advances made to companies who are able to access traditional credit sources.

Numerous factors may affect a borrower’s ability to make scheduled payments on Alesco’s loan, including the failure to meet its business plan or a downturn in its industry. In part because of their smaller size, Alesco’s borrowers may:

•	experience significant variations in operating results;

•	have narrower product lines and market shares than their larger competitors;

•	be particularly vulnerable to changes in customer preferences and market conditions;

•	be more dependent than larger companies on one or more major customers, the loss of which could materially impair their business, financial condition and prospects;

•	face intense competition, including from companies with greater financial, technical, managerial and marketing resources;

•	depend on the management talents and efforts of a single individual or a small group of persons for their success, the death, disability or resignation of whom could materially harm the client’s financial condition or prospects;

•	have less skilled or experienced management personnel than larger companies; or

•	do business in regulated industries, such as the healthcare industry, and could be adversely affected by policy or regulatory changes.

Accordingly, any of these factors could impair a borrower’s cash flow or result in other events, such as bankruptcy, which could limit that borrower’s ability to repay its obligations to Alesco, and may lead to losses in Alesco’s portfolio and a decrease in its revenues, net income and assets, which may result in reduced earnings and negatively affect the cash available for distribution to the combined company following the merger.

Alesco may make investments in non-U.S. dollar denominated securities, which will be subject to currency rate exposure and the uncertainty of foreign laws and markets.

Alesco may purchase securities denominated in foreign currencies. Alesco expects that its exposure, if any, would be principally to the British pound, the Euro and the Canadian dollar. A change in foreign currency exchange rates may have an adverse impact on returns on Alesco’s non-dollar denominated investments. Although Alesco may hedge its foreign currency risk subject to the REIT income qualification tests, it may not be able to do so successfully and may incur losses on these investments as a result of exchange rate fluctuations, which may result in reduced earnings and negatively affect the cash available for distribution to the combined company following the merger.

Alesco may enter into derivative contracts that could expose it to contingent liabilities in the future.

Part of Alesco’s investment strategy involves entering into derivative contracts that could require it to fund cash payments in certain circumstances such as the early termination of a derivative agreement caused by an event of default or other early termination event, or the decision by a counterparty to request margin securities it is contractually owed under the terms of the derivative agreement. The amount due would be equal to unrealized loss of the open swap positions with the respective counterparty and could also include other fees and charges. These economic losses would be reflected in Alesco’s results of operations and its ability to fund these obligations would depend on the liquidity of its assets and access to capital at the time. The need to fund these obligations could adversely impact Alesco’s financial condition.

Alesco’s due diligence may not reveal all of an entity’s liabilities and may not reveal other weaknesses in their business.

Before originating an investment for, or making an investment in, an entity, Alesco will rely on its manager to assess the strength and skills of the entity’s management and other factors that Alesco believes will determine the success of the investment. This process is particularly important and subjective with respect to newly organized entities because there may be little or no information publicly available about the entities. There is no assurance that these due diligence processes will uncover all relevant facts or that any investment will be successful.

Regulatory and Legal Risks of Alesco’s Business

Maintenance of Alesco’s Investment Company Act exemption imposes limits on its operations, which may adversely effect its results of operations.

Alesco intends to conduct its operations so that it is not required to register as an investment company under the Investment Company Act of 1940. Section 3(a)(l)(C) of the Investment Company Act defines as an investment company any issuer that is engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities and owns or proposes to acquire investment securities having a value exceeding 40% of the value of the issuer’s total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Excluded from the term “investment securities,” among other things, are securities issued by majority-owned subsidiaries that are not themselves investment companies and are not relying on the exception from the definition of investment company set forth in Section 3(c)(l) or Section 3(c)(7) of the Investment Company Act. Because Alesco is organized as a holding company that conducts its businesses primarily through majority-owned subsidiaries, the securities issued to Alesco by its subsidiaries that are excepted from the definition of “investment company” by Section 3(c)(l) or 3(c)(7) of the Investment Company Act, together with any other “investment securities” Alesco may own, may not have a combined value in excess of 40% of the value of its total assets on an unconsolidated basis. This requirement limits the types of businesses in which Alesco may engage through these subsidiaries.

The determination of whether an entity is a majority-owned subsidiary of Alesco is made by Alesco. The Investment Company Act defines a majority-owned subsidiary of a person as a company 50% or more of the outstanding voting securities of which are owned by such person, or by another company which is a majority-owned subsidiary of such person. The Investment Company Act further defines voting securities as any security presently entitling the owner or holder thereof to vote for the election of directors of a company. Alesco treats companies, including CDO issuers, in which it owns at least a majority of the outstanding voting securities as majority-owned subsidiaries for purposes of the 40% test. Alesco has not requested the SEC to approve Alesco’s treatment of any company as a majority-owned subsidiary of Alesco and the SEC has not done so. If the SEC were to disagree with Alesco’s treatment of one or more companies, including CDO issuers, as majority-owned subsidiaries, Alesco would need to adjust its investment strategy and invest its assets in order to continue to pass the 40% test. Any such adjustment in its investment strategy could have a material adverse effect on Alesco.

A majority of Alesco’s subsidiaries are limited by the provisions of the Investment Company Act and the rules and regulations promulgated thereunder with respect to the assets in which they can invest to avoid being regulated as an investment company. For instance, Alesco’s subsidiaries that issue CDOs generally will rely on

Rule 3a-7, an exemption from the Investment Company Act provided for certain structured financing vehicles that pool income-producing assets and issue securities backed by those assets. Such structured financings may not engage in portfolio management practices resembling those employed by mutual funds. Accordingly, each Alesco CDO subsidiary that relies on Rule 3a-7 is subject to an indenture which contains specific guidelines and restrictions limiting the discretion of the CDO issuer and its manager. In particular, the indentures prohibit the CDO issuer from acquiring and disposing of assets primarily for the purpose of recognizing gains or decreasing losses resulting from market value changes. Certain sales and purchases of assets, such as dispositions of collateral that has gone into default or is at risk of imminent default, may be made so long as they do not violate the guidelines contained in the indentures and are not based primarily on changes in market value. The proceeds of permitted dispositions may be reinvested in collateral that is consistent with the credit profile of the CDO under specific and predetermined guidelines. In addition, absent obtaining further guidance from the SEC, substitutions of assets may not be made solely for the purpose of enhancing the investment returns of the holders of the equity securities issued by the CDO issuer. As a result of these restrictions, Alesco’s CDO subsidiaries may suffer losses on their assets and Alesco may suffer losses on its investments in its CDO subsidiaries.

Alesco’s subsidiaries that hold real estate assets (i.e., Alesco Loan Holdings Trust) rely on the exemption from registration provided by Section 3(c)(5)(C) of the Investment Company Act. In order to qualify for this exemption, at least 55% of a subsidiary’s portfolio must be composed of mortgages and other liens on and interests in real estate (collectively, “qualifying assets”) and at least 80% of the subsidiary’s portfolio must be composed of real estate-related assets. Qualifying assets include mortgage loans, mortgage-backed securities that represent the entire ownership in a pool of mortgage loans and other interests in real estate. Accordingly, these restrictions will limit the ability of these subsidiaries to invest directly in mortgage-backed securities that represent less than the entire ownership in a pool of mortgage loans, unsecured debt and preferred securities issued by REITs and real estate companies or in assets not related to real estate. As of the date of this proxy statement, Alesco Loan Holdings Trust’s assets consist exclusively of whole-residential mortgage loans to which it has legal title. To the extent Alesco Loan Holdings Trust or another subsidiary of Alesco invests in other types of assets such as RMBS, CMBS and mezzanine loans, Alesco will not treat such assets as qualifying real estate assets for purposes of determining the subsidiary’s eligibility for the exemption provided by Section 3(c)(5)(C) unless such treatment is consistent with the guidance of the SEC as set forth in no-action letters, interpretive guidance or an exemptive order.

As of the date of this proxy statement, two of Alesco’s subsidiaries, Alesco TPS Holdings LLC and Alesco Holdings Ltd., are currently relying on the exemption provided under Section 3(c)(1), and therefore Alesco’s ownership interests in these subsidiaries are deemed to be investment securities for purposes of the 40% test. Alesco must monitor its holdings in Alesco TPS Holdings LLC and Alesco Holdings Ltd. and any future subsidiaries relying on the exemptions provided under Section 3(c)1) or 3(c)(7) to ensure that the value of Alesco’s investment in such subsidiaries together with any other investment securities it may own does not exceed 40% of Alesco’s total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

If the combined value of the investment securities issued by Alesco’s subsidiaries that are excepted by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, together with any other investment securities Alesco may own, exceeds 40% of Alesco’s total assets on an unconsolidated basis, Alesco may be deemed to be an investment company. If Alesco fails to maintain an exemption, exception or other exclusion from registration as an investment company, Alesco could, among other things, be required either (a) to change substantially the manner in which it conducts its operations to avoid being required to register as an investment company or (b) to register as an investment company, either of which could have an adverse effect on the Company and the market price of Alesco’s common shares. If Alesco were required to register as an investment company under the Investment Company Act, it would become subject to substantial regulation with respect to its capital structure (including its ability to use leverage), management, operations, transactions with affiliated persons (as defined in the Investment Company Act), portfolio composition, including restrictions with respect to diversification and industry concentration, and other matters and Alesco’s manager will have the right to terminate its management agreement.

Alesco has not received a no-action letter from the SEC regarding how its investment strategy fits within the exclusion from regulation under the Investment Company Act that it is using. To the extent that the SEC provides more specific or different guidance regarding, for example the treatment of assets as qualifying real estate assets or real estate-related assets, Alesco may be required to adjust its investment strategy accordingly. Any additional guidance from the SEC could provide additional flexibility to Alesco, or it could further inhibit its ability to pursue the investment strategy Alesco has chosen, which could have a material adverse effect on Alesco and Sunset and significantly reduce the expected benefits of the merger.

Alesco may be subject to adverse legislative or regulatory tax changes that could reduce the market price of its common shares.

At any time, the U.S. federal income tax laws or regulations governing REITs or the administrative interpretations of those laws or regulations may be amended. Alesco cannot predict when or if any new U.S. federal income tax law, regulation or administrative interpretation, or any amendment to any existing U.S. federal income tax law, regulation or administrative interpretation, will be adopted, promulgated or become effective and any such law, regulation or interpretation may take effect retroactively. Alesco and its shareholders could be adversely affected by any such change in, or any new, U.S. federal income tax law, regulation or administrative interpretation.

Risks Related to Sunset’s Organization and Structure

Sunset’s charter and bylaws and Maryland law may defer or prevent a takeover bid or change in control.

Certain provisions of Sunset’s charter and bylaws and Maryland law may defer or prevent unsolicited takeover attempts or attempts to change the board of Sunset. These provisions include a general limit on any holder beneficially owning more the 9.8% of Sunset’s shares and limits on the removal of Sunset’s directors without cause.

Tax Risks

Please review carefully the following tax risks. Although these tax risks are phrased as risks that the combined entity will be subject to upon completion of the merger, Alesco, and Sunset since it entered into the interim management agreement, are equally subject to those risks on a stand-alone basis prior to the completion of the merger.

Complying with REIT requirements may cause Sunset to forego otherwise attractive opportunities.

Sunset believes that it has been organized and will continue to operate after the merger in a manner that will allow it to qualify as a REIT for U.S. federal income tax purposes.

To qualify as a REIT, Sunset must continually satisfy various tests regarding the sources of its income, the nature and diversification of its assets, the amounts Sunset distributes to its shareholders and the ownership of its shares. In order to meet these tests, Sunset may be required to forego investments its might otherwise make. Thus, compliance with the REIT requirements may hinder Sunset’s investment performance.

In particular, at least 75% of Sunset’s assets at the end of each calendar quarter must consist of real estate assets, government securities, cash and cash items. For this purpose, “real estate assets” generally include interests in real property, such as land, buildings, leasehold interests in real property, stock of other entities that qualify as REITs, interests in mortgage loans secured by real property, investments in stock or debt instruments during the one-year period following the receipt of new capital and regular or residual interests in a Real Estate Mortgage Investment Conduit, or a REMIC. In addition, the amount of securities of a single issuer, other than a TRS, that Sunset holds must generally not exceed either 5% of the value of its gross assets or 10% of the vote or value of such issuer’s outstanding securities.

Certain of the assets that Sunset holds or intends to hold, including TruPS, leveraged loans and equity interests in CDOs or CLOs that hold TruPS or leveraged loans, are not qualified or will not be qualified real estate assets for the purposes of the REIT asset tests. RMBS and CMBS securities should generally qualify as real estate assets. However, to the extent that Sunset owns non-REMIC collateralized mortgage obligations or other debt instruments secured by mortgage loans (rather than by real property) or secured by non-real estate assets, or debt securities that are not secured by mortgages on real property, those securities are likely not qualifying real estate assets for purposes of the REIT asset tests.

Sunset generally will be treated as the owner of any assets that collateralize CDO or CLO transactions to the extent that Sunset retains all of the equity of the securitization vehicle and does not make an election to treat such securitization vehicle as a TRS, as described in further detail below. As a result of the merger, Sunset will acquire all of the equity of additional CDO or CLO vehicles and intends to treat such CDO or CLO vehicles in the foregoing manner.

As noted above, in order to comply with the REIT asset tests and 75% gross income test, at least 75% of Sunset’s assets and 75% of its gross income must be derived from qualifying real estate assets, whether or not such assets would otherwise represent its best investment alternative. For example, since neither TruPS, leveraged loans nor equity in corporate entities Sunset creates to hold TruPS or leveraged loans are qualifying real estate assets, Sunset must hold substantial investments in other qualifying real estate assets, including RMBS and CMBS which may have lower yields than TruPS.

It may be possible to reduce the impact of the REIT asset and gross income requirements by holding certain assets through Sunset’s TRSs, subject to certain limitations as described below.

A REIT’s net income from prohibited transactions is subject to a 100% penalty tax. In general, prohibited transactions are sales or other dispositions of property, other than foreclosure property, but including any mortgage loans, held in inventory or primarily for sale to customers in the ordinary course of business. The prohibited transaction tax may apply to any sale by Sunset of assets to a CDO or CLO and to any sale by Sunset of CDO or CLO securities and therefore may limit Sunset’s ability to sell assets to or equity in CDOs, CLOs and other assets.

It may be possible to reduce the impact of the prohibited transaction tax and the holding of assets not qualifying as real estate assets for purposes of the REIT asset tests by conducting certain activities, holding non-qualifying REIT assets or engaging in CDO and CLO transactions through Sunset’s TRSs, subject to certain limitations as described below. To the extent that Sunset engages in such activities through TRSs, the income associated with such activities may be subject to full U.S. federal corporate income tax.

Sunset’s qualification as a REIT and exemption from U.S. federal income tax with respect to certain assets may be dependent on the accuracy of legal opinions or advice rendered or given or statements by the issuers of securities in which Sunset invests, and the inaccuracy of any such opinions, advice or statements may adversely affect Sunset’s REIT qualification and result in significant corporate level tax.

When purchasing securities, Sunset has relied and may rely on opinions or advice of counsel for the issuer of such securities, or statements made in related offering documents, for purposes of determining whether such securities represent debt or equity securities for U.S. federal income tax purposes, and also to what extent those securities constitute REIT real estate assets for purposes of the REIT asset tests and produce income which qualifies under the 75% REIT gross income test. In addition, when purchasing CDO and CLO equity, Sunset has relied and may rely on opinions or advice of counsel regarding the qualification of the CDO or CLO for exemption from U.S. corporate income tax and the qualification of interests in such CDO or CLO as debt for U.S. federal income tax purposes. The inaccuracy of any such opinions, advice or statements may adversely affect Sunset’s REIT qualification and result in significant corporate-level tax.

Certain financing activities may subject Sunset to U.S. federal income tax and increase the tax liability of its shareholders.

Sunset may enter into transactions that result in Sunset or a portion of its assets being treated as a “taxable mortgage pool” for U.S. federal income tax purposes. Specifically, Sunset may securitize RMBS or CMBS assets that Sunset acquires and such securitizations will likely result in Sunset owning interests in a taxable mortgage pool, referred to as “excess inclusion income”. Sunset may enter into such transactions at the REIT level. Although the law on the matter is unclear, Sunset might be taxable at the highest corporate income tax rate on a portion of the income arising from a taxable mortgage pool that is allocable to the percentage of its shares held by “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. Sunset expects that disqualified organizations own its shares. Because this tax would be imposed on Sunset, all of Sunset’s investors, including investors that are not disqualified organizations, will bear a portion of the tax cost associated with the classification of Sunset or a portion of its assets as a taxable mortgage pool. As a result of the merger, Sunset will acquire all of the equity of Kleros Real Estate CDO I, a Cayman corporation, which is also likely to be treated as a taxable mortgage pool once acquired by Sunset.

In addition, if Sunset realizes excess inclusion income and allocates it to stockholders, this income cannot be offset by net operating losses of Sunset’s stockholders. If the stockholder is a tax-exempt entity and not a disqualified organization, then this income is fully taxable as unrelated business taxable income under Section 512 of the Internal Revenue Code. If the stockholder is a foreign person, it would be subject to U.S. federal income tax withholding on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the stockholder is a REIT, a regulated investment company (“RIC”) or common trust fund, its allocable share of Sunset’s excess inclusion income could be considered excess inclusion income of such entity. Accordingly, such investors should be aware that a significant portion of Sunset’s income may be considered excess inclusion income. Finally, if Sunset fails to qualify as a REIT, its taxable mortgage pool securitizations will be treated as separate taxable corporations for U.S. federal income tax purposes.

Additionally, Sunset may currently include into income interest accrued on debt instruments. To the extent this interest is from debt instruments in default, Sunset may have increased taxable income without corresponding cash flow available for distribution.

Because the tax treatment of income inclusions from Sunset’s foreign TRSs or other corporations that are not REITs or qualified REIT subsidiaries for purposes of the gross income requirements for REITs is unclear, the Internal Revenue Service may assert a position contrary to that taken by Sunset, which could subject Sunset to a penalty tax and result in its failure to qualify as a REIT.

Sunset will be required to include in its income, even without the receipt of actual distributions, earnings from its non-U.S. TRSs or other non-U.S. corporations that are not REITs or qualified REIT subsidiaries, including its equity investments in CDOs and CLOs (some of which are being acquired pursuant to the merger) which hold TruPS and leveraged loans. Sunset will treat certain of these income inclusions as qualifying income for purposes of the 95% gross income test applicable to REITs but not for purposes of the REIT 75% gross income test. Because there is no clear precedent with respect to the qualification of such income for purposes of the REIT gross income tests, no assurance can be given that the Internal Revenue Service will not assert a contrary position. In the event that such income was determined not to qualify for the 95% gross income test, Sunset could fail to qualify as a REIT. Even if such income does not cause Sunset to fail to qualify as a REIT because of relief provisions, Sunset would be subject to a penalty tax with respect to such income because it expects that such income, together with other non-qualifying income, will exceed 5% of its gross income. In addition, if such income was determined not to qualify for the 95% gross income test, Sunset would need to invest in sufficient qualifying assets, or sell some of its interests in its non-U.S. TRSs or other corporations that are not REITs or qualified REIT subsidiaries to ensure that the income recognized by Sunset from its non-U.S. TRSs or such other corporations does not exceed 5% of its gross income. See “Material U.S. Federal Income Tax Considerations.” If such income were determined not to qualify for the 95% gross income test, Sunset could fail to qualify as a REIT or it could be subject to penalty tax. The penalty tax, if applicable, would be calculated by multiplying the amount by which Sunset’s non-qualifying income exceeds 5% of Sunset’s total gross income multiplied by a fraction intended to reflect Sunset’s profitability. Based upon current estimates of Sunset’s income and profitability for 2006, the potential amount of such tax is approximately [            ]. Such amount is based on current estimates, and actual amounts, if any, for any Sunset taxable year will depend upon actual investments, sources of income and relative profitability of Sunset in such taxable year.

If Sunset fails to qualify as a REIT, its dividends will not be deductible, and Sunset will be subject to corporate level tax on its net taxable income. This would reduce the cash available to make distributions to its stockholders and may have significant adverse consequences on the value of its shares.

Sunset has been organized and operated and will continue to operate in a manner that will allow it to qualify as a REIT for U.S. federal income tax purposes. Sunset has not requested and does not plan to request a ruling from the Internal Revenue Service that Sunset qualifies as a REIT. Qualification as a REIT involves the application of highly technical and complex Internal Revenue Code provisions, for which there are only limited judicial and administrative interpretations. The determination of various factual matters and circumstances not entirely within Sunset’s control may also affect Sunset’s ability to qualify as a REIT. In order to qualify as a REIT, Sunset must satisfy a number of requirements, including requirements regarding the composition of its assets and sources of its gross income. Also, Sunset must make distributions to stockholders aggregating annually at least 90% of its net income, excluding net capital gains. Sunset has earned income the qualification of which may be uncertain for purposes of the REIT gross income tests due to a lack of authority directly on point. No assurance can be given that Sunset has been or will continue to be successful in operating in a manner that will allow it to qualify as a REIT. In addition, legislation, new regulations, administrative interpretations or court decisions may adversely affect Sunset’s investors, its ability to qualify as a REIT for U.S. federal income tax purposes or the desirability of an investment in a REIT relative to other investments.

If Sunset fails to qualify as a REIT or loses its qualification as a REIT at any time, Sunset will face serious tax consequences that would substantially reduce the funds available for distribution to its stockholders for each of the years involved because:

•	Sunset would not be allowed a deduction for distributions to stockholders in computing its taxable income and would be subject to U.S. federal income tax at regular corporate rates;

•	Sunset also could be subject to the U.S. federal alternative minimum tax and possibly increased state and local taxes; and

•	unless Sunset is entitled to relief under applicable statutory provisions, Sunset could not elect to be taxed as a REIT for four taxable years following the year of its disqualification.

In addition, if Sunset fails to qualify as a REIT, Sunset will not be required to make distributions to stockholders, and all distributions to stockholders will be subject to tax as regular corporate dividends to the extent of Sunset’s current and accumulated earnings and profits. This means that Sunset’s U.S. stockholders, as defined in “Material U.S. Federal Income Tax Consequences Relating to an Investment in a REIT—Taxation of Taxable U.S. Shareholder,” who are taxed as individuals would be taxed on Sunset’s dividends at long-term capital gains rates through 2010 and that Sunset’s corporate stockholders generally would be entitled to the dividends received deduction with respect to such dividends, subject, in each case, to applicable limitations under the Internal Revenue Code. Finally, if Sunset fails to qualify as a REIT, its taxable mortgage pool securitizations will be treated as separate taxable corporations for U.S. federal income tax purposes. As a result of all these factors, Sunset’s failure to qualify as a REIT also could impair its ability to expand its business and raise capital and would adversely affect the value of its shares.

Sunset will have to pay some taxes and may be subject to others, which may reduce the cash available for distribution to its shareholders.

Even though Sunset qualifies as a REIT for U.S. federal income tax purposes, Sunset is required to pay some U.S. federal, state and local taxes on its income and property. Sunset also is subject to a 100% penalty tax on certain amounts if the economic arrangements among Sunset and its TRSs are not comparable to similar arrangements among unrelated parties or if Sunset receive payments for inventory or property held for sale to customers in the ordinary course of business. In addition, under certain circumstances Sunset could be subject to a penalty tax if Sunset fails to meet certain REIT requirements but nonetheless maintain its qualification as a REIT. For example, Sunset may be required to pay a penalty tax with respect to certain income it earned in connection with its equity investments in CDO or CLO entities owning TruPS and leveraged loans in the event such income is determined not to be qualifying income for purposes of the REIT 95% gross income test but Sunset is otherwise able to remain qualified as a REIT. To the extent that Sunset is required to pay U.S. federal, state or local taxes, Sunset will have less cash available for distribution to its stockholders.

Failure to make required distributions would subject Sunset to tax, which would reduce the cash available for distribution to its stockholders.

In order to qualify as a REIT, Sunset must distribute to its stockholders, each calendar year, at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain. To the extent that Sunset satisfies the 90% distribution requirement, but distributes less than 100% of its taxable income, Sunset is subject to U.S. federal corporate income tax on its undistributed income. In addition, Sunset will incur a 4% nondeductible excise tax on the amount, if any, by which its distributions in any calendar year are less than the sum of:

•	85% of its ordinary income for that year;

•	95% of its capital gain net income for that year; and

•	100% of its undistributed taxable income from prior years.

Sunset has distributed and will continue to distribute its net income to its stockholders in a manner intended to satisfy the 90% distribution requirement and to avoid both corporate income tax and the 4% nondeductible excise tax. There is no requirement that Sunset’s domestic TRSs distribute their after-tax net income to Sunset and such TRSs that Sunset forms may, to the extent consistent with maintaining Sunset’s qualification as a REIT, determine not to make any current distributions to Sunset. However, Sunset’s non-U.S. TRSs, such as TRSs that Sunset will likely form in connection with CDOs and CLOs, are and will generally be deemed to distribute their earnings to Sunset on an annual basis for U.S. federal income tax purposes, regardless of whether such TRSs actually distribute their earnings. These deemed distributions will be included as income for purposes of the foregoing distribution requirements.

Sunset’s taxable income may substantially exceed its net income as determined by GAAP because, for example, expected capital losses will be deducted in determining its GAAP net income, but may not be deductible in computing its taxable income. In addition, Sunset has invested and may invest in assets including the equity of CDO and CLO entities that generate taxable income in excess of economic income or in advance of the corresponding cash flow from the assets, referred to as “phantom income.” Although some types of phantom income are excluded to the extent they exceed 5% of Sunset’s net income in determining the 90% distribution requirement, Sunset incurs corporate income tax and the 4% nondeductible excise tax with respect to any phantom income items if Sunset does not distribute those items on an annual basis. As a result of the foregoing, Sunset may generate less cash flow than taxable income in a particular year. In that event, Sunset may be required to use cash reserves, incur debt, or liquidate non-cash assets at rates or times that Sunset regards as unfavorable in order to satisfy the distribution requirement and to avoid U.S. federal corporate income tax and the 4% nondeductible excise tax in that year.

If Sunset’s CDOs that are foreign TRSs are subject to U.S. federal income tax at the entity level, it would greatly reduce the amounts those entities would have available to distribute to Sunset and that Sunset would have available to pay their creditors.

Sunset’s CDOs and CLOs organized to hold TruPS and leveraged loans, including those acquired as a result of the merger will likely be organized as Cayman Islands companies. There is a specific exemption from U.S.

federal income tax for non-U.S. corporations that restricts their activities in the United States to trading stock and securities (or any activity closely related thereto) for their own account whether such trading (or such other activity) is conducted by the corporation or its employees through a resident broker, commission agent, custodian or other agent located in the United States. Sunset’s non-U.S. CDOs and CLOs that are TRSs rely on that exemption or otherwise operate in a manner so that they are not subject to U.S. federal income tax on their net income at the entity level. If the IRS were to succeed in challenging this tax treatment, it could greatly reduce the amount that those CDOs would have available to distribute to Sunset and to pay to their creditors.

The ownership limitation may restrict change of control or business combination opportunities in which Sunset’s stockholders might receive a premium for their shares.

In order for Sunset to qualify as a REIT, no more than 50% in value of its outstanding shares may be owned, directly or indirectly, by five or fewer individuals during the last half of any calendar year. “Individuals” for this purpose include natural persons, private foundations, some employee benefit plans and trusts, and some charitable trusts. To assist Sunset in preserving its REIT qualification, Sunset’s charter generally prohibits any person from directly or indirectly owning more than 9.8% in value or in number of shares, whichever is more restrictive, of its outstanding shares. Sunset has previously granted one waiver of this ownership limitation to permit NWQ Investment Management Company, LLC to acquire 10% of Sunset’s then outstanding shares.

The ownership limitations could have the effect of discouraging a takeover or other transaction in which holders of Sunset’s shares might receive a premium for their shares over the then prevailing market price or which holders might believe to be otherwise in their best interests.

Sunset’s charter does not permit ownership in excess of 9.8% of the shares, by value or in number of shares, of any class or series of its stock, and attempts to acquire shares of any class or series of Sunset’s stock in excess of the 9.8% limit without prior approval from its board of directors may be void, and could result in the shares being automatically transferred to a charitable trust.

For the purpose of preserving Sunset’s REIT qualification, its charter prohibits beneficial or constructive ownership by any person of more than 9.8% of the aggregate value or number of the outstanding shares of any class or series of its stock. Sunset’s charter’s constructive ownership rules are complex and may cause the outstanding stock owned by a group of related individuals or entities to be deemed to be constructively owned by one individual or entity. As a result, the acquisition of less than 9.8% of the shares of any class or series of Sunset’s stock by an individual or entity could cause that individual or entity to own constructively in excess of 9.8% of the shares of any class or series of Sunset’s stock, and thus be subject to the ownership limitations. Any attempt to own or transfer shares of Sunset’s stock in excess of the ownership limit without the consent of the board of directors may be void, and could result in the shares being automatically transferred to a charitable trust.

Although Sunset’s use of TRSs may be able to partially mitigate the impact of meeting the requirements necessary to maintain its qualification as a REIT, its ownership of and relationship with its TRSs is limited and a failure to comply with the limits would jeopardize its REIT qualification and may result in the application of a 100% excise tax.

A REIT may own up to 100% of the stock of one or more TRSs. A TRS may hold assets and earn income that would not be qualifying assets or income if held or earned directly by a REIT. Both the subsidiary and the REIT must jointly elect to treat the subsidiary as a TRS. A corporation of which a TRS directly or indirectly owns more than 35% of the voting power or value of the stock will automatically be treated as a TRS. Overall, no more than 20% of the value of a REIT’s assets may consist of stock or securities of one or more TRSs. In addition, the TRS rules limit the deductibility of interest paid or accrued by a TRS to its parent REIT to assure that the TRS is subject to an appropriate level of corporate taxation. The rules also impose a 100% excise tax on certain transactions between a TRS and its parent REIT that are not conducted on an arm’s-length basis.

Domestic TRSs that Sunset has formed, including for purposes of entering into Sunset’s TruPS and leveraged loan warehouse facilities, will pay U.S. federal, state and local income tax on their taxable income, and their after-tax net income will be available for distribution to Sunset but are not required to be distributed to Sunset. Sunset anticipates that the aggregate value of the securities of these TRSs, together with the securities Sunset may hold in its other TRSs, will be less than 20% of the value of its total assets (including its TRS securities). Furthermore, Sunset monitors the value of its respective investments in its TRSs for the purpose of ensuring compliance with the rule that no more than 20% of the value of a REIT’s assets may consist of TRS securities (which is applied at the end of each calendar quarter). In addition, Sunset scrutinizes all of its transactions with its TRSs for the purpose of ensuring that they are entered into on arm’s-length terms in order to avoid incurring the 100% excise tax described above. The value of the securities that Sunset holds in its TRSs may not be subject to precise valuation. Accordingly, there can be no assurance that Sunset will be able to comply with the 20% limitation discussed above or avoid application of the 100% excise tax discussed above.

Sunset’s ability to satisfy the income and asset tests applicable to REITs depends on the nature of its assets, the sources of its income, and factual determinations, including the value of the real property underlying its loans.

As a REIT, 75% of Sunset’s assets must consist of specified real estate related assets and other specified types of investments, and 75% of its gross income must be earned from real estate related sources and other specified types of income. If the value of the real estate securing each of Sunset’s loans, determined at the date of acquisition of the loans, is less than the highest outstanding balance of the loan for a particular taxable year, then a portion of that loan will not be a qualifying real estate asset and a portion of the interest income will not be qualifying real estate income. Accordingly, in order to determine the extent to which Sunset’s loans constitute qualifying assets for purposes of the REIT asset tests and the extent to which the interest earned on its loan constitutes qualifying income for purposes of the REIT income tests, Sunset needs to determine the value of the underlying real estate collateral at the time it acquires each loan. Although Sunset seeks to be prudent in making these determinations, no assurance can be given that the Internal Revenue Service might not disagree with Sunset’s determinations and assert that a lower value is applicable, which could negatively impact Sunset’s ability to qualify as a REIT. These considerations also might restrict the types of loans that Sunset can make in the future. In addition, the need to comply with those requirements may cause Sunset to acquire other assets that qualify as real estate that are not part of its overall business strategy and might not otherwise be the best investment alternative for Sunset.

Complying with REIT requirements may limit Sunset’s ability to hedge effectively.

The REIT provisions of the Internal Revenue Code limit Sunset’s ability to hedge mortgage-backed securities, preferred securities and related borrowings. Except to the extent provided by Treasury regulations, any income from a hedging transaction Sunset enters into in the normal course of its business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, which is clearly identified as specified in Treasury regulations before the close of the day on which it was acquired, originated, or entered into, including gain from the sale or disposition of such a transaction, does not constitute gross income for purposes of the 95% gross income test (and generally constitutes non-qualifying income for purposes of the 75% gross income test). To the extent that Sunset enters into other types of hedging transactions, the income from those transactions is likely to be treated as non-qualifying income for purposes of both of the gross income tests. As a result, Sunset might have to limit its use of advantageous hedging techniques or implement those hedges through TRSs. This could increase the cost of its hedging activities or expose Sunset to greater risks associated with changes in interest rates than Sunset would otherwise want to bear.

Dividends payable by REITs do not qualify for the reduced tax rates on dividend income from regular corporations, which could adversely affect the value of Sunset’s shares.

The maximum U.S. federal income tax rate for dividends payable to domestic shareholders that are individuals, trusts and estates is 15% (through 2010). Dividends payable by REITs, however, are generally not eligible for the reduced rates and therefore may be subject to a 35% maximum U.S. federal income tax rate on ordinary income. Although the reduced U.S. federal income tax rate applicable to dividend income from regular corporate dividends does not adversely affect the taxation of REITs or dividends paid by REITs, the more favorable rates applicable to regular corporate dividends could cause investors who are individuals, trusts and estates to perceive investments in REITs to be relatively less attractive than investments in the stocks of non-REIT corporations that pay dividends, which could adversely affect the value of the shares of REITs, including Sunset’s shares.

Sunset has not established a minimum dividend payment level and there can be no assurance of Sunset’s ability to pay dividends in the future.

Sunset has made and will make distributions to Sunset’s stockholders, if authorized by Sunset’s board of directors and declared by Sunset, in amounts such that all or substantially all of Sunset’s net taxable income each year, subject to certain adjustments and limitations, is distributed. Sunset has not established a minimum dividend payment level, and Sunset’s ability to pay dividends may be adversely affected by the risk factors described in this proxy statement. All distributions are made at the discretion of Sunset’s board of directors and depend on Sunset’s earnings, Sunset’s financial condition, maintenance of Sunset’s REIT qualification and such other factors as Sunset’s board of directors deems relevant from time to time. There can be no assurance of Sunset’s ability to make distributions in the future.

UNAUDITED PER COMMON SHARE DATA OF ALESCO AND SUNSET

The table below shows historical information about Alesco and Sunset’s respective earnings, dividends and book value per share, which we refer to as “pro forma” information, as of or for the period ended June 30, 2006. In presenting the pro forma information for the periods shown, it is assumed that Alesco and Sunset had been combined throughout this period. The merger is accounted for using the purchase method of accounting in accordance with SFAS No. 141, “Business Combinations”, which results in Alesco being the surviving entity for accounting purposes.

The information in the following table is based on historical information and should be read in conjunction with the historical consolidated financial statements of Alesco and Sunset included or incorporated by reference in this document. You should read all of the summary financial information provided in the following table together with this historical financial information and related notes. The historical financial information is also incorporated into this document by reference. See “Where You Can Find More Information” beginning on page 168 for a description of where you can find this historical information. The pro forma financial data is not necessarily indicative of results that actually would have occurred had the merger been completed on the date indicated or that may be obtained in the future.

For the period from January 31 through June 30, 2006
Alesco
Historical basic earnings per common share	$1.37
Historical diluted earnings per common share	1.36
Historical dividends declared on common stock(1)	0.20
Historical book value per common share(2)	9.64

For the period ended June 30, 2006
Sunset
Basic earnings per common share
Historical	$(1.17)
Pro forma(3)	0.67
Diluted earnings per common share
Historical	(1.17)
Pro forma(4)	0.67
Dividends declared on common stock
Historical	0.06
Pro forma (5)	0.56
Book value per common share(2)
Historical	10.33
Pro forma	7.77

(1)	On July 19, 2006, Alesco’s board of trustees declared a distribution of $0.33 per common share that was paid on August 10, 2006 to shareholders of record as of July 31, 2006.
(2)	Book value per share is calculated as total stockholder or shareholder equity, as applicable, divided by the number of shares issued and outstanding as of the reporting date.
(3)	Pro forma basic earnings per common share are calculated as the net income of the combined companies divided by the basic weighted average outstanding common shares of the combined entities as shown in “Unaudited Pro Forma Combined Financial Information” starting on page G-4 of this proxy statement.

(4)	Pro forma diluted earnings per common share are calculated as the net income of the combined companies divided by the diluted weighted average outstanding common shares of the combined entities as shown in “Unaudited Pro Forma Combined Financial Information” starting on page G-1 of this proxy statement.
(5)	Pro forma combined distributions per common share is calculated as total dividends declared by each of the combined companies relating to their results of operations from January 1, 2006 through June 30, 2006 divided by the outstanding common shares of the combined companies as shown in “Unaudited Pro Forma Combined Financial Information” on page G-1 of this proxy statement. In addition to distributions per common share declared by each company during the period from January 1, 2006 through June 30, 2006, pro forma distributions per common share includes the payment by Sunset of a special merger dividend of $0.50 to its stockholders in accordance with the terms of the merger agreement, a distribution of $0.33 per common share declared by the board of trustees of Alesco on July 19, 2006 and a distribution of $0.03 per common share declared by the board of directors of Sunset on August 21, 2006.

MARKET PRICE AND DIVIDEND INFORMATION

Market Price Data and Dividend Information

Prior to Sunset’s initial public offering, its stock was not listed or quoted on any national exchange or market system. Commencing on March 18, 2004, Sunset’s stock began trading on the NYSE under the symbol “SFO.” The table below reflects the intra–day high and low sale prices of the Sunset shares for each quarterly period and the dividends Sunset declared and paid on its shares this year and during the years ended December 31, 2005 and 2004, all of which were considered ordinary income for income tax purposes.

	High		Low		Dividends
2004
First Quarter (from March 18, 2004)		$12.85		$12.65	—
Second Quarter		$12.68		$9.89	—
Third Quarter		$10.67		$9.34	$0.015
Fourth Quarter		$10.84		$10.00	$0.05
2005
First Quarter		$10.45		$9.34	$0.20
Second Quarter		$9.84		$9.16	$0.18
Third Quarter		$9.51		$7.95	$0.03
Fourth Quarter		$8.60		$7.40	$0.03
2006
First Quarter		$9.13		$8.38	$0.03
Second Quarter		$9.12		$8.01	$0.03
Third Quarter (through September , 2006)	$		$

There has been no public market for Alesco shares.

U.S. federal income tax law requires that a REIT distribute annually at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain. For more information, please see “Material U.S. Federal Income Tax Consequences Relating to an Investment in a REIT—Taxation as a REIT” beginning on page 115 of this proxy statement. In order to qualify as a REIT, each of Sunset and Alesco has to pay out to its stockholders substantially all of its net taxable income (excluding net capital gains). Each of Sunset and Alesco declares and pays dividends at the discretion of its board. Dividends since Sunset’s inception have been funded from cumulative cash available from operations.

Under the merger agreement, Sunset may pay regular quarterly dividends in an amount not to exceed 90% of its REIT taxable income and in no event in excess of $0.03 per share in any quarter, except for the Sunset pre-closing dividend. This limitation on Sunset dividends applies only during the pendency of the merger transaction. Any additional dividends required to be paid by Sunset to maintain its qualification as a REIT and avoid U.S. federal income and excise tax will be made after the consummation of the merger or termination of the merger agreement.

Alesco has declared and paid a dividend of $0.20 per Alesco share for the first two months of operations. On August 10, 2006, Alesco paid a dividend of $0.33 for the second quarter of operations. Alesco will declare and pay prior to the consummation of the merger a final dividend to Alesco shareholders to the extent necessary for Alesco to maintain its qualification as a REIT and avoid paying U.S. federal income and excise tax for its taxable year ending at the effective time of the merger. Alesco will do this by distributing up to 100% of its REIT taxable income prior to the merger.

Recent Share Prices

The following table provides the closing prices per Sunset share as reported on the NYSE on April 26, 2006, the last full trading day preceding public announcement that Sunset and Alesco had entered into the merger

agreement, and on September     , 2006, the last full trading day for which a closing price was available at the time of this proxy statement. Since Alesco shares are not traded on any established market, no equivalent market price data is available for Alesco. The following table sets forth the exchange ratio for the Alesco shares and the equivalent price per Alesco share, or the value holders of Alesco shares will receive in the merger for each Alesco share based on the market price of Sunset stock.

Date	Closing Sales Price Per Sunset Share	Exchange Ratio(1)	Equivalent Price Per Alesco Share
April 26, 2006	$8.85	1.26		$11.15
September , 2006		$1.26	$

(1)	Pursuant to the terms of the merger agreement, the exchange ratio is subject to increase based on the principal amount of the Sunset Peerless loan on September 14, 2006. The principal balance of the Peerless loan was $11.7 million on September , 2006. If that balance is not changed as of September 14, 2006, the exchange ratio in the merger would increase to 1.29.

We urge you to obtain current market quotations for Sunset shares. We cannot predict the market prices for Sunset shares at any time before completion of the merger or the market price for Sunset shares after the completion of the merger. Because the market price of Sunset shares is subject to fluctuation, the market value of the Sunset shares that holders of Alesco shares will receive in the merger may increase or decrease.

Number of Stockholders

As of August 21, 2006, 10,513,100 Sunset shares were held by approximately 14 stockholders of record. This does not reflect persons or entities who hold their stock in nominee or “street” name through brokerage firms.

As of August 21, 2006, Alesco shares were held by 1 shareholder of record.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This proxy statement and the other documents incorporated by reference into this proxy statement contain or may contain “forward looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on Alesco’s or Sunset’s current expectations about future events. Further, statements that include the words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and the other documents incorporated by reference. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as future financial results, in each case relating to Alesco or Sunset, respectively, wherever they occur in this proxy statement or the other documents incorporated by reference herein, are necessarily estimates reflecting the best judgment of the respective managements of Alesco and Sunset and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and incorporated by reference into this proxy statement. In addition to the risk factors identified elsewhere, important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, without limitation:

•	factors that affect the timing or ability to complete the transaction contemplated herein;

•	the risk that the businesses will not be integrated successfully;

•	the risk that cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected;

•	disruption from the transaction making it more difficult to maintain relationships with lenders, other counterparties, or employees;

•	competition and its effects on pricing, spending, third-party relationships and revenues; and

•	the failure of the companies to successfully execute their business plans, gain access to additional financing, the availability of additional loan portfolios for future acquisition, continued qualification as a REIT and the cost of capital.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement or, in the case of documents incorporated by reference, as of the date of those documents. Sunset does not undertake any obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events, except as required by law.

THE SUNSET SPECIAL MEETING

Date, Time and Place

The special meeting of the holders of Sunset shares will take place on October     , 2006 at 9:00 a.m., local time at the Clarion Hotel Airport Conference Center at 2101 Dixie Clipper Dr., Jacksonville, Florida 32218.

Purpose; Other Matters

At the special meeting, holders of Sunset shares will be asked to consider and vote upon three proposals. The first proposal will be to approve the issuance of Sunset shares pursuant to the merger agreement. The second proposal will be to approve the adoption of a long-term incentive plan by Sunset. The third proposal will be approve a proposal to adjourn or postpone the Sunset special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the Sunset special meeting to approve the foregoing proposals.

Holders of Sunset shares may also be asked to consider and vote upon such other matters as may properly come before the special meeting, or any adjournment or postponement of the special meeting. As of the mailing date of this proxy statement, Sunset’s board of directors knows of no other matter to be presented at the special meeting. If, however, other matters incident to the conduct of the special meeting are properly brought before the special meeting, or any adjournment or postponement of the special meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment with respect to those matters. If you vote “AGAINST” the proposals, the proxies will not be authorized to vote for any adjournments, postponements, continuations or reschedulings of the meeting, including for the purpose of soliciting additional proxies, unless you so indicate on the proxy card.

Recommendation of the Board of Directors of Sunset

The board of directors of Sunset has carefully reviewed and considered the terms and conditions of the merger agreement, the proposed merger and the new long-term incentive plan. Based on its review, and the recommendation of the Sunset Special Committee, Sunset’s board of directors has unanimously approved the merger agreement, the proposed merger and the new long-term incentive plan and declared that the merger agreement, the proposed merger and the new long-term incentive plan are advisable and fair to, and in the best interests of, Sunset and its stockholders. Sunset’s board of directors unanimously recommends that you vote “FOR” the proposal to approve the issuance of Sunset shares pursuant to the merger agreement, “FOR” the proposal to adopt the new long-term incentive plan and “FOR” the proposal to adjourn or postpone the Sunset special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the Sunset special meeting to approve the foregoing proposals.

Record Date, Outstanding Shares and Voting Rights

Each holder of record of Sunset common stock at the close of business on August 21, 2006, the record date, is entitled to notice of and to vote at the special meeting. Tendering shares in the tender offer will not affect a stockholder’s ability to vote at the special meeting. Each such stockholder is entitled to cast one vote for each Sunset share on each matter properly submitted for the vote of stockholders at the special meeting. As of the record date, there were 10,513,100 Sunset shares outstanding and entitled to vote at the special meeting.

Quorum and Vote Required; Abstentions and Broker Non-Votes

A quorum of Sunset stockholders is necessary to hold a valid special meeting. The required quorum for the transaction of business at the Sunset special meeting is the presence, in person or by proxy, of holders of a majority of the outstanding shares of Sunset common stock entitled to vote at the special meeting. Stockholders are counted as present at the special meeting if they are present in person or have authorized a proxy by telephone, using the internet or properly submitting a proxy card. Because there were 10,513,100 Sunset shares outstanding at the close of business on August 21, 2006, the presence of holders of 5,256,551 Sunset shares is a quorum.

All Sunset shares represented at the special meeting, including abstentions and “broker non-votes,” will be counted as present at the special meeting for the purpose of determining whether a quorum is present at the special meeting. Abstentions occur when a stockholder attends a meeting in person or by proxy but abstains from voting. Broker non-votes occur when a nominee holding Sunset shares for a beneficial owner returns a properly executed proxy but has not received voting instructions from the beneficial owner and such nominee does not possess or does not choose to exercise discretionary authority with respect to such shares. Brokers are not allowed to exercise their voting discretion with respect to the approval of matters which the NYSE determines to be “non-routine,” such as approval of the issuance of Sunset shares pursuant to the merger agreement, without specific instructions from the beneficial owner. Accordingly, if your broker holds your Sunset shares in “street name,” your broker will vote your shares only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker with this proxy statement.

The approval of the issuance of Sunset shares pursuant to the merger agreement, in accordance with NYSE listing requirements, and the approval of the long-term incentive plan requires the affirmative vote of the holders of a majority of Sunset shares cast on the proposal, in person or by proxy, provided that the holders of a majority of the shares entitled to vote are present. The proposal to adjourn or postpone the Sunset special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the Sunset special meeting to approve the foregoing proposals, requires the affirmative vote of the holders of a majority of the Sunset shares present in person or by proxy, even if less than a quorum. Abstentions and broker non-votes will not be treated as votes cast at the special meeting and therefore will have no effect on determining the outcome of the proposals, although they will by counted in determining the presence of a quorum.

Representatives of Sunset’s accountants are not expected to be present at the stockholders’ meeting and, accordingly, will not make any statement or be available to respond to any questions.

Voting by Sunset Directors and Executive Officers

As of the record date, the directors and executive officers of Sunset beneficially owned and were entitled to vote 92,833 Sunset shares, which represents less than 1% of the Sunset shares outstanding on that date.

Adjournment and Postponement

Adjournments and postponements of the special meeting may be made for the purpose of, among other things, soliciting additional proxies. The special meeting may be adjourned by the vote of a majority of the Sunset shares present in person or represented by proxy at the special meeting, even if less than a quorum.

Voting of Proxies

Authorizing a Proxy by Telephone or Using the Internet

A holder of Sunset shares may authorize a proxy to vote his or her shares by calling the toll-free number indicated on the enclosed proxy card and following the recorded instructions or by accessing the website indicated on the enclosed proxy card and following the instructions provided. When a stockholder authorizes a proxy by telephone or through the internet, his or her authorization is recorded immediately. Sunset encourages its stockholders to authorize proxies using these methods whenever possible.

Voting by Proxy Card

All Sunset shares entitled to vote and represented by properly executed proxies received prior to the special meeting, and not revoked, will be voted at the special meeting in accordance with the instructions indicated on those proxies. Voting by proxy will in no way limit your right to vote at the special meeting if you later decide to attend in person. If your stock is held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at a special meeting. If no direction is given and the proxy is validly executed, the stock represented by the proxy will be voted in favor of the proposals. The persons authorized under the proxies will vote upon any other business that may properly come before the special meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. Sunset does not anticipate that any other matters will be raised at the special meeting.

Voting by Attending the Special Meeting

Holders of record of Sunset shares and their authorized proxies may also vote their shares in person at the special meeting. If a stockholder attends the special meeting, he or she may submit his or her vote in person, and any previous votes or proxies authorized by the stockholder, whether by telephone, internet or mail, will be superseded by the vote that such stockholder casts at the special meeting.

Revocability of Proxies

If a stockholder has authorized a proxy by telephone, through the internet or by returning a proxy card, such stockholder may change his or her vote before his or her proxy has been exercised by:

•	with respect to a Sunset stockholder who has authorized a proxy by telephone or through the internet, by making a timely and valid telephone or internet vote, as the case may be, or by following the procedures set forth immediately below;

•	giving written notice of revocation no later than the commencement of the special meeting to Sunset’s Secretary, Stacy M. Riffe, at Sunset Financial Resources, Inc., 10245 Centurion Parkway N., Suite 305, Jacksonville, Florida 32256;

•	delivering no later than the commencement of the special meeting a properly executed, later-dated proxy; or

•	voting in person at the special meeting.

Solicitation of Proxies; Expenses

Sunset is soliciting proxies for the special meeting from its stockholders and will bear all costs and expenses incurred in connection with soliciting such proxies. Proxies may be solicited on Sunset’s behalf by its directors, officers, employees or soliciting service in person, by telephone, facsimile or by other electronic means. Sunset has also retained MacKenzie Partners, Inc. to aid in the solicitation of proxies. Sunset estimates that the fees it pays to MacKenzie Partners, Inc. for its role as proxy solicitor will be approximately $30,000 plus the reimbursement of reasonable out-of-pocket expenses. In accordance with SEC regulations and the rules of the NYSE, Sunset will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in mailing proxies and proxy materials and soliciting proxies from the beneficial owners of its common stock.

Assistance

If you need assistance in completing your proxy card, have questions regarding the special meeting or how to submit your proxy or want additional copies of this proxy statement or the enclosed proxy card, please contact MacKenzie Partners, Inc. toll-free at (800) 322-2885 or collect at (212) 929-5500.

If you have any questions about the issuance of Sunset shares pursuant to the merger agreement, the merger agreement or the new long-term incentive plan, please contact Stacy M. Riffe at Sunset by telephone at (904) 425-4575 or by electronic mail at sriffe@sfous.com.

THE MERGER

B ackground of the Merger

In pursuing its strategy for enhancing stockholder value, Sunset continually evaluates its business plan and opportunities for strategic alliances.

On August 31, 2005, Sunset’s board of directors met with Sunset’s outside legal advisor, Locke Liddell & Sapp LLP, to discuss the board’s fiduciary duties with respect to evaluating strategic alternatives. In order to avoid any potential conflicts of interest involving management of Sunset, the board established the Sunset Special Committee consisting of Rodney Bennett, Steve Dawson and Joe Stingone, all of whom are independent directors, to review Sunset’s business plan and to consider strategic alternatives.

On September 21, 2005, the Sunset Special Committee met to evaluate Sunset’s business plan and Sunset’s ability to implement the plan. In particular, the Sunset Special Committee discussed the continued viability of investing primarily in mortgage-backed securities given the tightening of margins on these types of investments and the Company’s ability to make profitable commercial loan investments. The Sunset Special Committee also began to evaluate different investment strategies in light of the concern over the company’s two primary business segments.

On September 28, 2005, the Sunset board of directors appointed Charles Wolcott, an independent director, to the Sunset Special Committee.

Between August 31, 2005 and October 5, 2005, Mr. Bert Watson, the then chief executive officer of Sunset, and Mr. Dawson, the chairman of the Sunset Special Committee, received several unsolicited inquiries from third-party bidders regarding a possible transaction with Sunset.

On October 5, 2005, the Sunset Special Committee met to discuss the preliminary indications of interest received by Mr. Dawson from potential bidders. The Sunset Special Committee determined that, in light of the preliminary inquires, it would be advisable to engage in a process to determine the level of third-party interest in Sunset. Accordingly, the Sunset Special Committee decided to retain a financial advisor to assist the Sunset Special Committee with its evaluation of Sunset’s business plan and explore possible strategic alternatives.

On October 24, 2005, the Sunset Special Committee met with representatives of Banc of America Securities LLC and Locke Liddell & Sapp LLP, counsel to Sunset. At this meeting, representatives of Banc of America Securities made an introductory presentation to the Sunset Special Committee regarding the evaluation process to be undertaken by the Sunset Special Committee. Pursuant to an engagement letter dated October 25, 2005, the Sunset Special Committee confirmed that Banc of America Securities had been retained to review Sunset’s business plan and to advise the Sunset Special Committee in the Sunset Special Committee’s exploration of strategic alternatives to maximize stockholder value.

On October 27, 2005, the Sunset Special Committee, Mr. Deehan, the chief executive officer of Sunset, and Stacy M. Riffe, the chief financial officer of Sunset, met with representatives of Banc of America Securities and Locke Liddell, the financial and legal advisors to the Sunset Special Committee. At this meeting, representatives of Banc of America Securities reviewed with the Sunset Special Committee certain strategic alternatives available to Sunset, including a business combination, liquidation and maintaining the current operating plan.

On November 4, 2005, the Sunset Special Committee and Mr. Deehan and Ms. Riffe met with representatives of Banc of America Securities and Locke Liddell. At this meeting, members of Sunset’s management reviewed with the Sunset Special Committee Sunset’s business plan and evaluated certain potential strategic alternatives available to Sunset. At this meeting, the Sunset Special Committee, members of Sunset’s management and Banc of America Securities reviewed the indications of interest in Sunset that had been received by the Sunset Special

Committee to date. At this time, the Sunset Special Committee decided to conduct a broad process to determine the level of interest in the company and directed Banc of America Securities to contact parties on its behalf to solicit potential indications of interest.

Between October 25, 2005 and December 15, 2005, on behalf of and at the direction of the Sunset Special Committee, Banc of America Securities contacted approximately 70 parties regarding a possible transaction with Sunset.

On November 16, 2005, the Sunset Special Committee met and approved the creation of a data room to enable the review of company data by parties indicating interest in the company. The Sunset Special Committee also discussed the nature and scope of the information regarding Sunset to be provided to third-party bidders.

On November 18, 2005, 21 parties, who had previously executed confidentiality agreements, were granted access to the data room and commenced a review of information regarding Sunset provided therein.

On December 15, 2005, the date that the Sunset Special Committee established for the delivery of initial indications of interest, four interested parties submitted preliminary indications of interest regarding a possible transaction with Sunset.

On December 19, 2005, the Sunset Special Committee met with representatives of Banc of America Securities and Locke Liddell. At this meeting the Sunset Special Committee reviewed with Banc of America Securities the bidding process conducted to date at the direction of the Sunset Special Committee, specifically that 70 parties had been contacted to discuss a potential transaction with Sunset, of which 21 parties signed confidentiality agreements and conducted a due diligence review of Sunset. Of the 21 parties, four parties, Cohen Brothers plus three other public financial companies, submitted non-binding indications of interest. The Sunset Special Committee reviewed each of the four preliminary indications of interest with Banc of America Securities and Locke Liddell.

On December 20, 2005, the Sunset Special Committee, Mr. Deehan and Ms. Riffe met with representatives of Banc of America Securities and Locke Liddell. At this meeting, the Sunset Special Committee continued its review of the four preliminary proposals with Sunset’s management, Banc of America Securities and Locke Liddell. The Sunset Special Committee then determined to delay taking action on any of the proposals until Sunset had obtained an appraisal of its commercial loan for a resort development in North Carolina, known as and referred to in this proxy statement as the Peerless Loan. The Sunset Special Committee determined to seek an appraisal of the Peerless Loan as a result of numerous questions that the Sunset Special Committee had received from prospective bidders regarding the valuation of the Peerless Loan, the recent restructuring of the loan agreement and the size of the loan relative to Sunset’s equity. The Sunset Special Committee believed that a current appraisal of the Peerless Loan would provide the prospective bidders with a better understanding of the asset and improve their ability to provide definitive proposals.

Between January 20, 2006 and January 27, 2006, Ms. Riffe and Byron L. Boston, Executive Vice President-Chief Investment Officer of Sunset, made presentations to two of the four interested parties that had submitted preliminary indications of interest, including Cohen Brothers.

Between January 30, 2006 and February 18, 2006, the Sunset Special Committee and Mr. Deehan, Ms. Riffe and Mr. Boston, with the assistance of Banc of America Securities, conducted a number of conference calls with each of the four interested parties to discuss Sunset and its business.

On February 28, 2006, the final appraisal on the Peerless Loan was made available to each of the four interested parties in the data room. The Sunset Special Committee established March 6, 2006, as the deadline for submitting final bids.

On March 6, 2006, the Sunset Special Committee received two final proposals, one from Alesco and the other from a publicly-traded REIT, which will be referred to as Company A. Alesco proposed a transaction whereby Sunset would be the surviving entity in a merger with an exchange ratio which implied a price of $8.41 per Sunset share and which required that Sunset conduct a self-tender offer for up to 28% of its shares at the same price in cash prior to the consummation of the merger. Company A proposed an acquisition of Sunset at a purchase price of $8.46 per Sunset share, with 40% of the purchase price being paid in cash and the rest in shares of common stock of Company A. The other two parties that had submitted preliminary indications of interest declined to provide final bids.

On March 8, 2006 the Sunset Special Committee and management of Sunset met with representatives of Banc of America Securities and Locke Liddell. At the meeting, the Sunset Special Committee reviewed with Banc of America Securities the financial terms of the bids received from each of Alesco and Company A and reviewed with Locke Liddell the other terms of the bids received from each of Alesco and Company A. Following this presentation, the Sunset Special Committee discussed the two offers and determined neither bid was satisfactory in terms of remaining due diligence outstanding, the proposed structure of the transaction or the amount of consideration being offered to holders of Sunset shares in the transaction. The Sunset Special Committee instructed Sunset management and Banc of America Securities to direct the two parties to revise their proposals to address the areas in which the Sunset Special Committee considered them deficient. At this meeting, the Sunset Special Committee also discussed the possibility of changing Sunset’s investment strategy and the prospect of seeking external management to implement any new investment strategy as a possible alternative to other strategic proposals being considered, including a business combination, liquidation and maintaining the current operating plan. At this meeting, the Sunset Special Committee discussed with representatives of Banc of America Securities and Locke Liddell the viability of two alternatives to the two proposals being evaluated by Sunset, namely liquidation of Sunset and continuing operations under the current business plan. The Sunset Special Committee determined that, based on, among other things, the projected returns to Sunset stockholders from implementing either of these two alternatives and the risks associated with the alternatives, which include the difficulty in maximizing value in a timely fashion, particularly for the commercial loan portfolio, in a liquidation and the impact of rising interest rates and a flat yield curve on Sunset’s ability to maintain book value and generate interest spread income in continuing under the current business plan, proceeding with a business combination would be the optimal way to maximize stockholder value.

On March 27, 2006, the Sunset Special Committee received revised proposals from each of Alesco, with Cohen Brothers, and Company A, and met with representatives of Alesco and Cohen Brothers and representatives of Company A to discuss the terms of each of the revised proposals. At the meeting, Alesco confirmed to the Sunset Special Committee that it had increased its offer price by proposing a merger transaction with an exchange ratio which implied a price of $8.74 per Sunset share and which required Sunset to conduct a self-tender offer for up to 28% of its shares at the same price in cash. While Company A did not increase its per share offer price, it did indicate a willingness to re-evaluate its valuation of Sunset’s commercial loan portfolio. Following these presentations, the Sunset Special Committee reviewed the terms and structure of the two proposals with Banc of America Securities and Locke Liddell. At this meeting, the Sunset Special Committee continued its consideration of an externally managed structure for Sunset and discussed with Banc of America Securities and Locke Liddell the financial, legal and structural impact of external management.

On March 28, 2006, the Sunset Special Committee held a teleconference meeting with representatives of Banc of America Securities and Locke Liddell to discuss certain terms of the two proposals and the external management structure.

On March 29, 2006, the Sunset Special Committee held a teleconference meeting with representatives of Banc of America Securities and Locke Liddell regarding certain terms of the two proposals. After reviewing both proposals, the Sunset Special Committee decided that the Alesco proposal was the superior proposal based upon the consideration offered, execution certainty, its business strategy and future business prospects. At this meeting, the Sunset Special Committee unanimously agreed to recommend to the Sunset board that Sunset engage in negotiations with Alesco regarding a possible transaction along the terms set forth in Alesco’s revised proposal received March 27, 2006. At Alesco’s request, the Sunset Special Committee also agreed that the negotiations with Alesco would be conducted on an exclusive basis for a period of 45 days. Also at this meeting, the Sunset Special Committee determined that implementing an external management structure would be the optimal course of action for Sunset regardless of whether the merger with Alesco was ultimately approved by Sunset stockholders. As a result, the Sunset Special Committee also unanimously agreed to recommend to the Sunset board that Sunset begin negotiations with Cohen Brothers with respect to entering into an interim management agreement.

On March 31, 2006, the Sunset board of directors, representatives of Banc of America Securities and Locke Liddell held a teleconference meeting to discuss Alesco’s proposal and the prospect of negotiating an interim management agreement with Cohen Brothers. At this meeting, based on the recommendation of the Sunset Special Committee, the Sunset board of directors authorized the Sunset Special Committee and management of Sunset to negotiate the terms of the definitive agreements with respect to a merger with Alesco and an interim management relationship with Cohen Brothers, in each case subject to final approval by the Sunset board.

Between March 31 and April 27, 2006, each of Sunset and Alesco, with their respective legal and financial advisors continued to conduct due diligence with respect to each other. In addition, during this period, the parties’ respective management teams and the parties’ respective legal and financial advisors continued to negotiate the terms of the merger agreement and the interim management agreement. During this period, a number of drafts of the original merger agreement and the interim management agreement were negotiated and exchanged between the parties. In addition, during this time, the parties agreed that Sunset, as the surviving entity in the proposed merger, should adopt a new long-term incentive plan that would be substantially similar to the one then in effect at Alesco, which would terminate upon completion of the merger.

On April 19, 2006, the Alesco board of trustees met to consider the possible merger with Sunset. Alesco’s management and advisors reviewed the proposed terms of the potential merger transaction and the board of trustees approved continued negotiations with Sunset.

On April 27, 2006, the Sunset Special Committee held a meeting at a hotel near the Jacksonville airport to consider the merger with Alesco and the interim management agreement with Cohen Brothers. Representatives of Locke Liddell and Banc of America Securities were present. Also present at the invitation of the Sunset Special Committee were George Deehan and Charles Van Sickle, the other two members of Sunset’s board. At this meeting, representatives of Locke Liddell explained the material terms of the original merger agreement and the interim management agreement and again advised the Sunset Special Committee of its fiduciary duties in connection with the merger. Also at this meeting, Banc of America Securities reviewed with the Sunset Special Committee its financial analysis of the exchange ratio and delivered to the Sunset Special Committee an oral opinion, which was confirmed by delivery of a written opinion dated April 27, 2006, to the effect that, as of that date and based on and subject to various assumptions and limitations described in its opinion, the exchange ratio provided for in the proposed merger was fair, from a financial point of view, to Sunset. During and after these presentations, the Sunset Special Committee engaged in extensive discussions of the advantages and disadvantages of the proposed merger and the interim management agreement. Following such presentations and discussions, the Sunset Special Committee concluded that the proposed merger was in the best interests of Sunset and its stockholders and unanimously approved the original merger agreement and the transactions contemplated thereby and the interim management agreement and resolved to recommend that the Sunset board of directors approve the merger and the interim management agreement.

Also on April 27, 2006, the Sunset board of directors conducted a special meeting to evaluate and approve the merger and the interim management agreement. At that meeting, the Sunset board of directors received a report from representatives of the Sunset Special Committee that Banc of America Securities had delivered an oral opinion to the Sunset Special Committee to the effect that as of that date and based on and subject to various assumptions and limitations described in its opinion, the exchange ratio provided for in the proposed merger was fair, from a financial point of view, to Sunset. In addition, the representatives of the Sunset Special Committee reported that it had approved the original merger agreement and the transactions contemplated thereby and recommended that the Sunset board of directors recommend the merger and the transactions contemplated thereby to the Sunset stockholders. The Sunset board of directors accepted the Sunset Special Committee’s recommendation and unanimously approved the merger and declared it advisable and resolved to recommend that the Sunset stockholders approve the merger and the related original merger agreement. The Sunset board of directors also unanimously approved the interim management agreement and the transactions contemplated thereby.

On April 27, 2006, the Alesco board of trustees met to discuss the proposed merger. After presentations by management and Alesco’s advisors, the Alesco board of trustees approved the original merger agreement and related documents and resolved to recommend that Alesco shareholders approve the original merger agreement.

After the close of business on April 27, 2006, the original merger agreement was signed and the parties issued a joint press release announcing the execution of the original merger agreement.

On June 16, 2006, Western Investment LLC filed with the SEC a letter to Sunset’s board of directors objecting to various board actions, including the original merger agreement. On June 30, 2006, Western Hedged Partners LP, a related party, filed preliminary proxy materials objecting to the merger and listing its reasons for objecting. On July 6, 2006, Western Hedged Partners filed a press release announcing the filing of the proxy statement and calling for Sunset to hold its annual meeting. Such materials are available on the SEC’s website.

Between April 30, 2006 and on or about July 14, 2006, Daniel G. Cohen, the Chairman of Alesco, James J. McEntee, III, the Chief Executive Officer of Alesco, John Longino, the Chief Financial Officer of Alesco, and numerous stockholders contacted Ms. Riffe to express their views of the merger transaction. During these meetings, Mr. Cohen suggested that Alesco was contemplating modifying the terms of the transaction to provide more value to Sunset stockholders. In mid-June 2006, Mr. Dawson had several teleconference meetings with Mr. Cohen to discuss possible modifications to the original merger agreement.

On July 6, 2006, Sunset and Alesco began to discuss a possible amendment to the original merger agreement to add a $0.50 per share dividend payable to Sunset stockholders and a reduction to the tender price.

On July 19, 2006, the Alesco board of trustees met to discuss the proposed amendment. After presentations by management and Alesco’s advisors, the Alesco board of trustees approved the amended and restated merger agreement and related documents and resolved to recommend that Alesco shareholders approve the amended and restated merger agreement, which Alesco shareholders have since approved. In reaching its decision to approve the amendment to the merger agreement, the Alesco board of trustees determined that the reasons for entering into the original merger agreement remained applicable to the amended agreement, and resulted in an agreement that continued to be in the best interests of the Alesco stockholders.

On July 19, 2006, the board of directors of Sunset, Ms. Riffe and representatives of Banc of America Securities and Locke Liddell held a teleconference meeting to discuss the proposed amendment to the original merger agreement. After reviewing the changes to the transaction being proposed with Ms. Riffe and Sunset’s outside advisors, the Sunset board of directors unanimously approved the amended and restated merger agreement and the transactions contemplated thereby and resolved to recommend that the Sunset stockholders approve the amended and restated merger agreement. In reaching its decision to approve the amendment to the merger agreement, the Sunset board of directors determined that the increased consideration to be paid to the Sunset stockholders, coupled with the fact that the reasons for entering into the original merger agreement remained applicable to the amended agreement, resulted in an agreement that continued to be in the best interests of the Sunset stockholders.

On July 20, 2006, the amended and restated merger agreement was signed and the parties issued a joint press release announcing the execution of the agreement. Also on July 20, 2006, Sunset announced George Deehan’s resignation from his position as chief executive officer and director of Sunset and the appointment of Ms. Riffe as interim chief executive officer of Sunset.

On September 5, 2006, Alesco and Sunset signed a letter agreement regarding the merger agreement in which Sunset agreed to file the shelf registration statement and condition the merger on the effectiveness of the shelf registration statement.

Recommendation of the Sunset Board of Directors and Its Reasons for the Merger

At a special meeting held on April 27, 2006, after due consideration and consultation with legal and financial advisors, the Sunset board of directors, based on the unanimous recommendation of the Sunset Special Committee, unanimously:

•	determined that the merger, the original merger agreement and the transactions contemplated thereby, including the issuance of Sunset common stock and the nomination of additional directors to the Sunset board, were in the best interests of Sunset and its stockholders from a financial and procedural point of view;

•	approved the original merger agreement;

•	directed that the original merger agreement be submitted for consideration by the Sunset stockholders; and

•	recommended that Sunset’s stockholders vote in favor of the issuance of Sunset shares pursuant to the original merger agreement and adopt the long-term incentive plan.

In the course of evaluating the merger, the Sunset Special Committee consulted with Sunset’s management, as well as its outside legal counsel and its financial advisors, throughout the process and considered the following material factors:

•	the expectation that the merger will provide Sunset with a unique opportunity to enhance its portfolio through adopting a new investment strategy and investing in products which are expected to generate a higher yield than Sunset’s current portfolio (the expectation for the Alesco portfolio is an ROE of approximately 14%);

•	the potential for greater access to the credit and equity markets resulting from the increased size of the combined company’s equity (if the merger had occurred as of March 31, 2006, the combined company’s equity would have been approximately $169.5 million, compared to Sunset’s equity of approximately $109.6 million as of March 31, 2006);

•	the reduced exposure to interest rate changes and volatility in earnings as a result of being able to match the term and the floating rate of the combined company’s debt with its floating rate assets and the resulting reduced reliance on hedging to protect against interest rate changes;

•	access to the financial expertise and management experience of Cohen Brothers;

•	the enhanced liquidity provided to Sunset stockholders through the significant increase in the number of outstanding Sunset shares following the merger and the broadening of Sunset’s stockholder base;

•	the greater interest of securities analysts and institutional investors in a larger, combined entity, making it potentially easier for the combined entity to raise capital on more favorable terms and potentially increasing trading volume, and, as a result, liquidity, of the combined entity’s stock;

•	the opportunities for administrative and operational economies of scale and cost savings for the combined entity (Sunset’s G&A as a percentage of equity at March 31, 2006 was approximately 7%, while Alesco’s G&A as a percentage of equity was approximately 3.5% as of March 31, 2006), although such savings are difficult to quantify;

•	the intended treatment of the merger as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code; and

•	the financial presentation of Banc of America Securities, including its opinion, dated April 27, 2006, to the Sunset Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, of the exchange ratio provided for in the merger, as more fully described below under the caption “The Merger—Opinion of Sunset’s Financial Advisor.”

In reaching its conclusion that the merger is in the best interests of Sunset’s stockholders, the Sunset Special Committee also considered, but did not assign relative weights to, the following factors. Although the Sunset Special Committee viewed these as potentially negative factors with respect to the merger, it believed these factors to be outweighed by the positive factors set forth above:

•	the potential difficulties associated with combining the business enterprises of Sunset and Alesco and the possibility that, as a result, the anticipated benefits to Sunset and its stockholders might not be fully realized;

•	the restrictions in the merger agreement on the operation of Sunset’s business during the period between the signing of the merger agreement and the completion of the merger, which include limitations on paying dividends and incurring debt, entering into material contracts and acquiring or selling assets without Alesco’s approval, thereby limiting Sunset’s ability to unilaterally pursue significant business opportunities during this period which might have resulted in greater returns to Sunset stockholders than those from expected from the merger;

•	the break-up fees to be paid to Alesco if the Sunset board of directors approves and recommends an acquisition proposal from another entity in certain other circumstances, the amount of which could reduce the likelihood of a third party bidder making an offer to acquire Sunset at a price per share in excess of that resulting from the merger;

•	the possibility that the financial market’s perception of the merger could lead to a decrease in the trading price of the Sunset shares, thereby potentially reducing the long-term equity value of Sunset if the merger is not completed;

•	the awareness that the combined company will be subject to market risks in the subsequent attempts to raise capital and may result in negative recommendations by research analysts if it fails to meet performance projections, including the failure to meet performance expectations and a general decline in the acceptance of the combined company’s investment strategy; and

•	the significant cost involved in connection with completing the merger (estimated by the Sunset Special Committee to be approximately $13.8 million, including the projected losses on the sale of Sunset’s securitized mortgage loans, which are carried on the balance sheet at amortized cost rather than market value) and the substantial amount of management time and effort required to effect the merger, which could significantly impact Sunset’s ability to operate as an independent company if the merger is not completed.

The Sunset Special Committee also considered that the merger agreement provides for a fixed exchange ratio of 1.26 Sunset shares per Alesco share, subject to increase based on the principal amount of the Sunset Peerless loan on September 14, 2006, and that the value of the consideration to be paid in the merger depends, in part, on the value of the Sunset shares at the time of the consummation of the merger. The Sunset Special Committee realized that there can be no assurance about future results, including results expected or considered in the factors listed above. However, the Sunset Special Committee concluded that the potential positive factors outweighed the potential risks of completing the merger.

The foregoing discussion of the information and factors considered by the Sunset Special Committee is not exhaustive, but includes material factors considered by the Sunset Special Committee. In view of the wide variety of factors considered by the Sunset Special Committee in connection with its evaluation of the merger and the complexity of such matters, the Sunset Special Committee did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching a decision. The Sunset Special Committee discussed the factors described above, asked questions of Sunset’s management and Sunset’s legal and financial advisors and reached general consensus that the merger was advisable to Sunset’s stockholders. In considering the factors described above, individual members of the Sunset Special Committee may have given different weight to different factors and may have applied different analyses to each of the material factors considered by the Sunset Special Committee.

Opinion of Sunset’s Financial Advisor

The Sunset Special Committee retained Banc of America Securities as its financial advisor in connection with a review of strategic alternatives available to Sunset, including the merger. Banc of America Securities is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The Sunset Special Committee selected Banc of America Securities on the basis of Banc of America Securities’ experience in transactions similar to the merger, its reputation in the real estate industry and investment community and its familiarity with Sunset and its business.

On April 27, 2006, at a meeting of the Sunset Special Committee held to evaluate the proposed merger, Banc of America Securities delivered to the Sunset Special Committee an oral opinion, which was confirmed by delivery of a written opinion dated April 27, 2006, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the exchange ratio provided for in the proposed merger was fair, from a financial point of view, to Sunset.

The full text of Banc of America Securities’ written opinion to the Sunset Special Committee, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this proxy statement and is incorporated by reference in its entirety into this proxy statement. Holders of Sunset shares are encouraged to read the opinion carefully in its entirety. The following summary of Banc of America Securities’ opinion is qualified in its entirety by reference to the full text of the opinion.

Banc of America Securities delivered its opinion to the Sunset Special Committee for its benefit and use in connection with and for purposes of its evaluation of the exchange ratio provided for in the merger. It does not constitute a recommendation to you on how to vote or act in connection with the merger or whether or not such holders should tender their shares of Sunset common stock in the tender offer.

For purposes of its opinion, Banc of America Securities:

•	reviewed certain publicly available financial statements and other business and financial information of Sunset and Alesco, respectively;

•	reviewed certain internal financial statements and other financial and operating data concerning Sunset and Alesco, respectively;

•	discussed the past and current operations, financial condition and prospects of Sunset and Alesco with senior executives of Sunset and Alesco;

•	reviewed certain estimates prepared by the management of Sunset of the book value and adjusted book value as of March 31, 2006, known as the estimated book value, of Sunset’s portfolio of securities, known as the portfolio, based on estimates of (a) the fair market of the portfolio as determined by the management of Sunset after consulting with third party market makers and (b) the historical cost of certain securitized loans within the portfolio as adjusted to fair market value by management of Sunset after consulting with third party market makers;

•	reviewed certain financial forecasts relating to Sunset prepared by the management of Sunset, known as the Sunset forecasts, certain financial forecasts relating to Alesco prepared by the management of Alesco, known as the Alesco forecasts, and certain financial forecasts relating to the combined company prepared by the management of Alesco, known as the combined company forecasts;

•	reviewed and discussed with senior executives of Sunset and Alesco information relating to certain cost savings and strategic, financial and operational benefits anticipated by the managements of Sunset and Alesco to result from the merger, known as the strategic benefits;

•	reviewed a report relating to the collateral securing the Peerless Loan prepared by a third party consultant, known as the Peerless report;

•	reviewed the potential pro forma financial impact of the merger on the future financial performance of Sunset, including the potential effect on Sunset’s earnings per share;

•	reviewed the reported prices and trading activity for the Sunset shares;

•	compared the financial performance and equity market capitalization of Sunset and the prices and trading activity of the Sunset shares with that of certain other publicly traded companies Banc of America Securities deemed relevant and compared the financial performance of Alesco with that of certain publicly traded companies Banc of America Securities deemed relevant;

•	compared certain financial terms of the merger to financial terms, to the extent publicly available, of certain other business combination transactions Banc of America Securities deemed relevant;

•	participated in discussions and negotiations among representatives of Sunset, Alesco and their respective advisors;

•	reviewed the original merger agreement and the interim management agreement;

•	reviewed the terms of the tender offer;

•	considered the results of Banc of America Securities’ extensive efforts to solicit, at the direction of the Sunset Special Committee, indications of interest, proposals and offers from third parties with respect to a possible acquisition of Sunset; and

•	performed such other analyses and considered such other factors as Banc of America Securities deemed appropriate.

Banc of America Securities assumed and relied on, without independent verification, the accuracy and completeness of the financial and other information reviewed by it for the purposes of its opinion. At the direction of Sunset, Banc of America Securities assumed that the estimated book value of the portfolio estimated by the management of Sunset represented the actual fair market value of the portfolio as of March 31, 2006. With respect to the Sunset forecasts prepared by the management of Sunset, Banc of America Securities assumed, at the direction of Sunset, that such forecasts had been reasonably prepared on bases reflecting the best then available estimates and good faith judgments of the management of Sunset as to the future financial performance of Sunset. With respect to the Alesco forecasts and the combined company forecasts prepared by the management of Alesco, upon the advice of Alesco and at the direction of Sunset, Banc of America Securities assumed that such forecasts had been reasonably prepared on bases reflecting the best then available estimates and good faith judgments of the management of Alesco as to the future financial performance of Alesco and the combined company. With respect to the strategic benefits anticipated by the managements of Sunset and Alesco to result from the merger, Banc of America Securities assumed that such strategic benefits would be realized substantially in accordance with such estimates. With respect to the Peerless report prepared by a third party consultant, Banc of America Securities assumed, at the direction of Sunset, that the Peerless report had been reasonably prepared on bases reflecting the best then available estimates and good faith judgments of such consultant as to the then market value of the collateral securing the Peerless Loan. Banc of America Securities did not make any independent appraisal or valuations of the assets or liabilities of Sunset or Alesco, nor was Banc of America Securities furnished with any such appraisals or valuations (other than the Peerless report).

Banc of America Securities assumed, at the direction of Sunset, that there would be no outstanding principal balance on the East-West Commerce Center loan as of July 31, 2006, and accordingly, no adjustment will be made to the exchange ratio with respect thereto. Banc of America Securities also assumed, with the consent of the Sunset Special Committee, that the merger would qualify for U.S. federal income tax purposes as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and that the merger and related transactions will be consummated as provided in or contemplated by the original merger agreement, with full satisfaction of all covenants and conditions set forth in the original merger agreement and without any waivers thereof. Banc of America Securities further assumed, with the consent of the Sunset Special Committee, that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger would be obtained without any adverse effect on Sunset, Alesco or the merger. Banc America Securities had been advised by the managements of Sunset and Alesco that each of Sunset and Alesco has been operated in conformity with the requirements for qualification as a REIT for U.S. federal income tax purposes since its formation as a REIT and assumed, with the consent of the Sunset Special Committee, that the merger would not adversely affect the qualification or operations of Sunset or Alesco as a REIT.

Banc of America Securities expressed no view or opinion as to any terms or aspects of the merger or any related transactions (including the tender offer) other than the exchange ratio to the extent expressly specified in its opinion (including, without limitation, the form or structure of the merger or the tender offer, the amount of Sunset shares that Sunset will offer to purchase in the tender offer or the fairness, from a financial point of view, to Sunset of the consideration to be paid by Sunset in the tender offer). In addition, Banc of America Securities expressed no opinion as to the relative merits of the merger in comparison to other transactions available to Sunset or in which Sunset might engage or as to whether any transaction (including, without limitation, a liquidation of Sunset) might be more favorable to Sunset as an alternative to the merger, nor did Banc of America Securities express any opinion as to the underlying business decision of the Sunset Special Committee to recommend, or the board of directors of Sunset to proceed with or effect, the merger, the tender offer or the interim management agreement. The opinion did not in any manner address the prices at which the Sunset common shares may trade at any time. Banc of America Securities was not requested to and did not provide advice concerning any terms or aspects of the transactions contemplated by the interim management agreement, or to provide any services in connection therewith. Banc of America Securities did not participate in negotiations with respect to the terms of the interim management agreement or the transactions contemplated thereby. Consequently, Banc of America Securities assumed that such terms were the most beneficial terms from Sunset’s perspective that could under the circumstances be negotiated among the parties to the interim management agreement and the transactions contemplated thereby, and Banc of America Securities expressed no view or opinion as to the reasonableness of the terms or the possible effects of the interim management agreement or the tender offer on Sunset or the merger.

Banc of America Securities’ opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to Banc of America Securities as of, the date of its opinion. Accordingly, although subsequent developments may affect its opinion, Banc of America Securities did not assume any obligation to update, revise or reaffirm its opinion.

The following represents a brief summary of the material financial analyses presented by Banc of America Securities to the Sunset Special Committee in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Banc of America Securities, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Banc of America Securities. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Banc of America Securities.

Sunset Analysis

Liquidation Analysis. Banc of America Securities performed a liquidation analysis in order to calculate a range of implied share prices for Sunset’s common shares based on the private market value of Sunset’s portfolio of assets. Banc of America Securities relied on Sunset management’s calculation of book value, as adjusted by Sunset management for mark to market of securitized assets, estimates of the liquidation value of the Rightstar, East-West and Peerless commercial loan assets, the value of deferred financing fees and the estimated value of other miscellaneous real property assets on Sunset’s balance sheet.

Adjusted book value was further adjusted by other transaction costs and expenses, such as transaction related fees, severance pay, and contract termination costs, all as provided by Sunset management. Banc of America Securities’ analysis excluded the impact of the timing of sales of Sunset’s assets for purposes of the liquidation. This analysis indicated the following implied per share equity reference ranges for Sunset, as compared to the closing stock price of Sunset on April 25, 2006:

Implied Per Share Equity Reference Range for Sunset	Price of Sunset common share as of April 25, 2006
$8.41 - $8.98	$8.85

Selected Publicly Traded Company Analysis. Banc of America Securities reviewed certain publicly available financial and stock market information relating to Sunset and eight selected publicly traded companies that Banc of America Securities deemed relevant to the analysis of Sunset. The companies selected in this analysis are considered non-originating residential mortgage REITs, meaning that their assets consist primarily of RMBS purchased primarily in the market from third parties rather than originating the assets themselves. The companies included in the analysis were:

•	Annaly Mortgage Management Inc.

•	Anworth Mortgage Asset Corp.

•	Capstead Mortgage Corp.

•	Dynex Capital Inc.

•	Hanover Capital Mortgage Holdings Inc.

•	Luminent Mortgage Capital Inc.

•	MFA Mortgage Investments Inc.

•	Redwood Trust Inc.

Banc of America Securities calculated various financial multiples for each selected company, including stock price as a multiple of book value and as a multiple of projected calendar year 2006 earnings per share, or EPS. In addition, Banc of America Securities also reviewed the current dividend yield for each of the selected companies. These multiples were selected by Banc of America Securities as the most relevant financial metrics for comparison based upon Banc of America Securities’ knowledge and experience with how investors generally evaluate and value investments in the public markets for select companies, and were calculated using Wall Street equity research, First Call consensus estimates and other publicly available sources for each company. Banc of America Securities then applied a range of selected multiples of stock price as a multiple of book value derived from the selected companies to corresponding financial data of Sunset. Financial information for Sunset was based on publicly available sources as well as the Sunset forecasts provided to Banc of America Securities by Sunset management. The calculation of Sunset’s book value was net of a $6.8 million adjustment for securitized assets being marked to market, as per Sunset’s management. Multiples were based on closing stock prices of April 25, 2006. This analysis indicated the following implied per share equity reference ranges for Sunset, as compared to the closing stock price of Sunset on April 25, 2006:

Implied Per Share Equity Reference Range for Sunset	Price of Sunset common share as of April 25, 2006
$7.33 to $8.80	$8.85

No company used in this analysis is identical to Sunset or its business. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which Sunset was compared.

Dividend Discount Analysis. Banc of America Securities performed a dividend discount analysis in order to calculate a range of implied share prices for Sunset’s common shares based on the present value of the future dividend stream of Sunset based on Sunset’s first quarter 2006 earnings of $.094, which provided for an annualized EPS of $0.38 per share, which is assumed to be fully paid out to holders of Sunset common shares in the form of dividends. Banc of America Securities then applied a range of selected discount rates from 8.0% to 12.0% and growth rates of 0% to 5.0%, which yielded an initial implied per share equity reference range for Sunset of $3.13 to $13.14. Banc of America Securities then applied a narrower range of selected discount rates from 9.0% to 12.0% and growth rates from 1.0% to 4.0%, which discount rates were ultimately selected based upon a combination of observed dividend yields of selected companies in the public markets, calculations derived from financial theory and empirical data and Banc of America Securities’ professional judgment and experience based upon its review of the financial information provided by Sunset and which growth rates were ultimately selected based upon expected growths rates of selected companies in the public markets and Banc of America Securities’ professional judgment and experience based upon its review of the financial information provided by Sunset. This analysis indicated the following implied per share equity reference ranges for Sunset, as compared to the closing stock price of Sunset on April 25, 2006:

Implied Per Share Equity Reference Range for Sunset	Price of Sunset common share as of April 25, 2006
$3.45 - $7.81	$8.85

Selected Precedent Transactions Analysis. Banc of America Securities reviewed financial information relating to the following seven selected transactions in the REIT sector:

Date Announced	Acquiror	Target	Consideration

October 6, 2005	CDP Capital-Financing Inc.	CRIIMI MAE Inc.	cash

September 29, 2005	Bimini Mortgage Management Inc.	Opteum Financial Services, LLC	stock

September 12, 2005	Wachovia Bank, N.A.	AmNet Mortgage Inc.	cash

July 14, 2003	American Home Mortgage Holdings Inc.	Apex Mortgage Capital Inc.	stock

April 9, 2001	Sutter Opportunity Fund 2, LLC	Capital Alliance Income Trust Ltd.	cash

October 6, 2000	Fortress Investment Corp.	Impac Commercial Holdings	cash

February 9, 2000	Anthracite Capital Inc.	Core Cap Inc.	stock

Banc of America Securities reviewed, among other things, purchase price as a multiple of the acquired company’s book value, where book value was estimated as of the respective dates of announcement of each transaction. Banc of America Securities then applied the range of purchase price over book value multiples derived from the selected transactions to corresponding data for Sunset. Based on all the transactions listed above, the implied per share equity reference range for Sunset was $4.69 to $13.68. Banc of America Securities then disregarded price over book value multiples that were more than one standard deviation from the average of the price over book value multiples for the selected transactions. Estimated financial data for the selected transactions were based on public filings and other publicly available information. Estimated financial data for Sunset were based on internal estimates prepared by Sunset’s management. This analysis indicated the following implied per share equity reference range for Sunset, as compared to the closing stock price of Sunset on April 25, 2006:

Implied Per Share Equity Reference Range for Sunset	Price of Sunset common share as of April 25, 2006
$5.86 - $11.24	$8.85

No company or transaction used in this analysis is identical to Sunset or its business or the proposed merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies and transactions to which Sunset was compared.

Alesco and Combined Company Analysis

Selected Publicly Traded Company Analysis. Banc of America Securities reviewed certain publicly available financial and stock market information relating to the following six selected publicly traded companies that Banc of America Securities deemed relevant in its analysis. The selected companies are generally categorized as specialty finance hybrid REITs, meaning that they have a mix of traditional real estate assets as well as other assets such a trust preferred securities, leveraged loans, high yield securities, asset backed securities, and equity securities.

Banc of America Securities compared information from these companies to certain corresponding information for Alesco and, after analyzing the potential pro forma effect of the merger on Alesco, the combined company. The companies included in this analysis were:

•	CapitalSource, Inc.

•	Deerfield Triac Capital Corp.

•	iStar Financial

•	KKR Financial Corp.

•	Newcastle Investment

•	American Mortgage Acceptance Company

Banc of America Securities calculated various financial multiples for each selected company, including stock price as a multiple of book value and as a multiple of projected calendar year 2006 EPS. In addition, Banc of America Securities also reviewed the current dividend yield for each of the selected companies. The financial information for the selected companies was based on Wall Street equity research, First Call consensus estimates and other publicly available sources for each company. Banc of America Securities then applied a range of selected multiples of stock price as a multiple of book value and stock price as a multiple of projected calendar year 2006 EPS, in each case derived from the selected companies, to corresponding financial data of Alesco and the combined company on a pro forma basis. Banc of America also applied a range of dividend yields to the corresponding dividends of Alesco and the combined company on a pro forma basis. Financial information for Alesco and the combined company was based on Alesco management’s estimates and projections, including the Alesco forecasts and the combined company forecasts.

For the comparison of the selected companies to Alesco, Alesco’s EPS and dividend estimate of $1.28 was based on the Alesco forecasts of Alesco management and, as per Alesco management, reflect pro forma annualized second quarter of 2006 financial results provided to Banc of America Securities by Alesco management. Alesco’s book value was provided by Alesco management and is based on book value per share estimate of $8.92, provided to Banc of America Securities by Alesco management. This analysis indicated the following implied per share equity reference ranges for Alesco, as compared to the implied transaction share price of Alesco based upon the exchange ratio in the merger:

	Implied Per Share Equity Reference Range for Alesco	Implied Price of Alesco common shares based upon the Exchange Ratio
Price / 2006E EPS	$10.88 to $14.08	$11.15
Dividend Yield	11.64 to 15.52	11.15
Price / Book Value	8.92 to 14.27	11.15

For the comparison of the selected companies to the combined company, the combined company’s EPS and dividend estimate of $1.10 was based on the combined company forecasts of Alesco management and reflect pro forma annualized expected financial results, which reflects full deployment of the combined company’s current capital, all as provided to Banc of America Securities by Alesco management. The combined company’s book value was provided by Alesco management and is based on an estimate of book value per share of $7.61, provided to Banc of America Securities by Alesco management. This analysis indicated the following implied per share equity reference ranges for the combined company, as compared to the closing stock price of Sunset on April 25, 2006:

	Implied Per Share Equity Reference Range for the Combined Company	Price of Sunset common share as of April 25, 2006
Price / 2006E EPS	$9.31 to $12.05	$8.85
Dividend Yield	9.95 to 13.27	8.85
Price / Book Value	7.61 to 12.18	8.85

No company used in this analysis is identical to Alesco or its business or will be identical to the combined company or its business. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which Alesco and the combined company was compared.

Dividend Discount Analysis. Banc of America Securities performed a dividend discount analysis in order to calculate a range of implied share prices for Alesco’s common shares based on the present value of the future dividend stream of Alesco assuming an annualized EPS of $1.28, which is assumed to be fully paid out to holders of Alesco shares in the form of dividends. Annualized EPS is based on an estimate of pro forma annualized EPS for the second quarter of 2006, as per Alesco management. Applying a range of selected discount rates from 10.0% to 14.0% and growth rates of 0% to 5.0%, Banc of America Securities calculated an initial implied per share equity reference range for Alesco of $6.40 to $26.88. Banc of America Securities then applied a narrower range of selected discount rates from 11.0% to 14.0% and growth rates from 1.0% to 4.0%, which discount rates were ultimately selected based upon a combination of observed dividend yields of selected companies in the public markets, calculations derived from financial theory and empirical data and Banc of America Securities’ professional judgment and experience based upon its review of the financial information provided by Sunset and which growth rates were ultimately selected based upon expected growths rates of selected companies in the public markets and Banc of America Securities’ professional judgment and experience based upon its review of the financial information provided by Sunset. This analysis indicated the following implied per share equity reference ranges for Alesco, as compared to the implied transaction share price of Alesco based upon the exchange ratio in the merger:

Implied Per Share Equity Reference Range for Alesco	Implied Price of Alesco common shares based upon the Exchange Ratio
$6.80 - $19.02	$11.15

Banc of America Securities also performed a dividend discount analysis in order to calculate a range of implied share prices for the combined company’s common shares based on the present value of the future dividend stream of dividends paid out by the combined company. Using a pro forma annualized EPS of $1.10 provided by Alesco management to Banc of America Securities and based on estimates by Alesco management regarding the combined company and applying a range of selected discount rates from 11.0% to 14.0% and growth rates of 1.0% to 4.0%, which discount rates were selected based upon a combination of observed dividend yields of selected companies in the public markets, calculations derived from financial theory and empirical data and Banc of America Securities’ professional judgment and experience based upon its review of the financial information provided by Sunset and which growth rates were selected based upon expected growths rates of selected companies in the public markets and Banc of America Securities’ professional judgment and experience based upon its review of the financial information provided by Sunset. This analysis indicated the following implied per share equity reference ranges for the combined company, as compared to the closing stock price of Sunset on April 25, 2006:

Implied Per Share Equity Reference Range for the Combined Company	Price of Sunset common share as of April 25, 2006
$8.55 - $16.34	$8.85

Other Factors

In rendering its opinion, Banc of America Securities also reviewed and considered other factors, including:

•	historical trading prices and trading volumes of Sunset common shares during the 12-month period ended April 25, 2006;

•	the relationship between movements in the indexed total return, which is the combined return of a stock based on dividends and price appreciation from a set point in time relative to its starting value, on Sunset common shares and a composite of selected non-originator mortgage REITs;

•	calculations of net asset value of Alesco, based on the reported book value of Alesco as of March 31, 2006, as provided by Alesco management, and calculations of net asset value of the combined company, based on projected pro forma book value of the combined company in the third quarter of 2006, as provided by Alesco management; and

•	the effects of any possible adjustment to the exchange ratio based upon the outstanding principal balance of the Peerless Loan on July 31, 2006, as provided for in the original merger agreement.

Miscellaneous

As noted above, the discussion set forth above is merely a summary of the material financial analyses presented by Banc of America Securities to the Sunset Special Committee in connection with its opinion and is not a comprehensive description of all analyses undertaken by Banc of America Securities in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. Banc of America Securities believes that its analyses and the summary above must be considered as a whole. Banc of America Securities further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Banc of America Securities’ analyses and opinion. Banc of America Securities did not assign any specific weight to any of the analyses described above. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis.

In performing its analyses, Banc of America Securities considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Sunset and Alesco. The estimates of the future performance of Sunset provided by the management of Sunset in or underlying Banc of America Securities’ analyses, including, but not limited to, the Sunset forecasts, and the estimates of the future performance of Alesco and the combined company provided by the management of Alesco in or underlying Banc of America Securities’ analyses, including, but not limited to, the Alesco forecasts and the combined company forecasts, are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by Banc of America Securities’ analyses. These analyses were prepared solely as part of Banc of America Securities’ analysis of the financial fairness of the exchange ratio provided for in the merger and were provided to the Sunset Special Committee in connection with the delivery of Banc of America Securities’ opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be Banc of America Securities’ view of the actual value of Sunset, Alesco or the combined company.

The exchange ratio provided for in the merger was determined through negotiations between Sunset and Alesco, rather than by any financial advisor, and was recommended by the Sunset Special Committee and approved by the board of directors of Sunset. The decision of Sunset to enter into the original merger agreement was solely that of the Sunset Special Committee and the board of directors of Sunset. As described above, Banc of America Securities’ opinion and analyses were only one of many factors considered by the Sunset Special Committee in making its determination to recommend the original merger agreement and should not be viewed as determinative of the views of the Sunset Special Committee, the board of directors of Sunset or Sunset management with respect to the merger or the exchange ratio.

Banc of America Securities has acted as financial advisor to the Sunset Special Committee in connection with the merger, for which services Banc of America Services has received and will receive fees in the aggregate of approximately $2.0 million, $200,000 of which was paid upon Banc of America Securities’ engagement, $500,000 of which was paid upon the rendering of its opinion and the remainder of which is contingent upon the consummation of the merger. The Sunset Special Committee was aware of this fee structure, including the fact that a significant portion of the aggregate fee payable to Banc of America Securities is contingent upon consummation of the merger. Sunset also has agreed to reimburse Banc of America Securities for all reasonable expenses, including reasonable fees and disbursements of Banc of America Securities’ counsel, incurred in connection with Banc of America Securities’ engagement, and to indemnify Banc of America Securities, any controlling person of Banc of America Securities and each of their respective directors, officers, employees, agents, affiliates and representatives against specified liabilities, including liabilities under the federal securities laws.

Banc of America Securities or its affiliates may in the future provide financial advisory and financing services to Sunset, Alesco, certain of their respective affiliates and certain affiliates of Cohen Brothers, and in the future may receive fees for the rendering of these services. In the ordinary course of its businesses, Banc of America Securities and its affiliates may actively trade or hold the debt and equity securities or loans of Sunset, Alesco and certain of their respective affiliates for its own account or for the accounts of customers, and accordingly, Banc of America Securities or its affiliates may at any time hold long or short positions in such securities or loans.

Alesco’s Reasons for the Merger

At a special meeting held on April 27, 2006, after due consideration and consultation with its legal and financial advisors, the Alesco board of trustees unanimously:

•	determined that the merger, the original merger agreement and the transactions contemplated thereby are in the best interests of Alesco and its shareholders from a financial and procedural point of view;

•	approved the original merger agreement;

•	directed that the original merger agreement be submitted for consideration by Alesco’s shareholders; and

•	recommended that Alesco’s shareholders vote in favor of and approve the original merger agreement and the merger.

In the course of evaluating the merger, the Alesco board of trustees consulted with Alesco’s management, as well as its outside legal counsel and its financial advisors, throughout the process and considered the following material factors:

•	provides public stock market liquidity to Alesco’s shareholders, as they will receive shares in a NYSE listed public company without the market risks that could delay or cancel an IPO;

•	the merger effectively doubles Alesco’s capital base;

•	Alesco will have access to additional capital without paying the underwriting discounts and commissions that would be paid in an IPO and generally range between 6% and 7% of the gross proceeds raised.

•	the expectation that the merger would be accretive to Alesco’s current book value by approximately 11% and to earnings by approximately 6% within the first year of combined structures;

•	the opportunities for administrative and operational economies of scale and cost savings for the combined entity, although this was not a driving factor, therefore such savings, which are difficult to quantify, were not specifically quantified; and

•	the intended treatment of the merger as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

In reaching its conclusion that the merger is in the best interests of Alesco’s shareholders, the Alesco board of trustees also considered, but did not assign relative weights to, the following factors. Although the Alesco’s board of trustees viewed these as potentially negative factors with respect to the merger, it believed these factors to be outweighed by the positive factors set forth above:

•	the potential difficulties associated with combining the business enterprises of Alesco and Sunset and the possibility that, as a result, the anticipated benefits to Alesco and its stockholders might not be fully realized;

•	the restrictions in the merger agreement on the operation of Alesco’s business during the period between the signing of the merger agreement and the completion of the merger;

•	the break-up fees to be paid to Sunset if the Alesco board of directors approves and recommends an acquisition proposal from another entity and in certain other circumstances; and

•	the significant cost involved in connection with completing the merger, estimated to be approximately $1.75 million, and the substantial amount of management time and effort required to effect the merger.

The Alesco board of trustees realized that there can be no assurance about future results, including results expected or considered in the factors listed above. However, the Alesco board of trustees concluded that the potential positive factors outweighed the potential risks of completing the merger.

At a special meeting held on July 19, 2006, the Alesco board of trustees met to consider the merger agreement and, after due consideration and consultation with its advisors, and based on the same factors set forth above, unanimously approved the merger agreement and recommended that Alesco’s shareholders vote in favor of and approve the merger agreement and the merger.

The foregoing discussion of the information and factors considered by the Alesco board of trustees is not exhaustive, but includes material factors considered by the Alesco board of trustees. In view of the wide variety of factors considered by the Alesco board of trustees in connection with its evaluation of the merger and the complexity of such matters, the Alesco board of trustees did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching a decision. The Alesco board of trustees discussed the factors described above, asked questions of Alesco’s management and Alesco’s legal and financial advisors and reached general consensus that the merger was advisable to Alesco’s shareholders. In considering the factors described above, individual members of the Alesco board of trustees may have given different weight to different factors and may have applied different analyses to each of the material factors considered by the Alesco board of trustees.

Regulatory Matters

Neither Sunset nor Alesco is aware of any material federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the merger.

Accounting Treatment

In accordance with U.S. generally accepted accounting principles, Alesco will be treated as the acquiror in the business combination and will account for the merger using the purchase method of accounting for business combinations. Under this method of accounting, Sunset’s assets and liabilities as of the date of the merger will be recorded at their respective fair values and consolidated with those of Alesco. Any difference between the purchase price for Sunset and the fair value of the identifiable net assets acquired will be recorded as goodwill. In accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” issued in July 2001, the goodwill resulting from the merger, if any, will not be amortized to expense, but instead will be reviewed for impairment at least annually and to the extent goodwill is impaired, its carrying value will be written down to its implied fair value and a charge will be made to earnings. The financial statements of Alesco issued after the merger will reflect the results attributable to the acquired operations of Sunset beginning on the date of completion of the merger. The unaudited per share pro forma financial information contained herein has been prepared using the purchase method of accounting. See “Comparative Historical and Pro Forma Per Share Data” beginning on page 20 of this proxy statement.

Listing of Sunset Common Stock

Sunset will apply to have the Sunset shares issued pursuant to the merger agreement approved for listing on the NYSE, where Sunset shares are currently traded under the symbol “SFO.” After the merger, Sunset expects its shares to trade under the symbol “AFN”.

No Dissenters’ or Appraisal Rights

Under Maryland law, neither Sunset stockholders nor Alesco shareholders are entitled to dissenters’ or appraisal rights in connection with the merger or the issuance of Sunset shares pursuant to the merger agreement.

Interests of Sunset Executive Officers in the Merger

Sunset’s executive officers, Byron L. Boston and Stacy M. Riffe, are entitled to receive payments upon their termination without cause following a change of control of Sunset. Sunset has entered into employment agreements with Mr. Boston and Ms. Riffe as of February 6, 2004 and October 28, 2005, respectively. Mr. Boston’s agreement has an initial term of three years and Ms. Riffe’s has an initial term of two years. These agreements provide for severance payments upon a change in control of Sunset and their subsequent termination. In such event, Mr. Boston would be entitled to receive payment equal to 2.99 times his current annual salary plus any accrued annual incentive bonus and Ms. Riffe would be entitled to receive a payment equal to two times her current annual salary. Mr. Boston’s current annual salary is $300,000, and Ms. Riffe’s current annual salary is $200,000. Mr. Boston also has 7,500 shares of restricted stock which will vest immediately upon a change in control (these shares otherwise vest ratably over three years commencing July 21, 2006), and Ms. Riffe also has 10,000 shares of restricted stock which will vest upon a change in control (these shares otherwise vest ratably over three years commencing October 28, 2006). Sunset intends to terminate the employment of Mr. Boston and Ms. Riffe with Sunset following the merger, in which case Mr. Boston would be entitled to receive $897,000 and Ms. Riffe would be entitled to receive $400,000. George Deehan, the former chief executive officer and former director of Sunset who was a member of Sunset’s board of directors at the time the board voted on the merger, would also have been entitled to a termination payment, however, Mr. Deehan resigned from Sunset effective July 20, 2006 and entered into a separation agreement under which he will receive severance payments totaling $550,000 payable over a period of 12 months. As a result of the acceleration of the vesting of these restricted shares, Ms. Riffe and Mr. Boston will have the right to transfer their shares prior to the time they would have otherwise been able to do so and, therefore, be able to immediately recognize the value of any transferred shares.

Compensation of the Directors of Sunset after the Merger

All information pertaining to the compensation of Messrs. Bennett, Dawson and Wolcott, the three current directors of Sunset who will remain members of the board of directors of Sunset after the consummation of the merger, is incorporated by reference from Sunset’s Annual Report on Form 10-K for the year ended December 31, 2005, which can be obtained as described in “Where you can find more information” on page 168 of this proxy statement.

Directors employed by Sunset or Cohen Brothers or affiliated with Cohen Brothers, such as Daniel G. Cohen and James J. McEntee, III, will receive no compensation for board service.

Upon consummation of the merger, Messrs. Thomas P. Costello, Jack Haraburda and Lance Ullom, who are currently independent trustees of Alesco, will be elected to Sunset’s board of directors and will each receive customary fees from Sunset for being a director in accordance with Sunset’s current policy for 2006. Sunset’s current policy for 2006 provides for the following:

Annual Retainer Fees
Board Member	$30,000
Audit Committee Chair	5,000
Compensation Committee Chair	5,000
Nominating and Corporate Governance Committee Chair	3,000
Special Committee Chair	10,000
Meeting Fees
Board meeting attended in person	$1,000
Board meeting attended telephonically	500
Audit, Compensation or Nominating Committee meeting attended in person	1,000
Audit, Compensation or Nominating Committee meeting attended telephonically	500
Special committee meeting attended in person	3,500
Special committee meeting attended telephonically	2,500

Additionally, upon their election to the Sunset board, Mssrs. Costello, Haraburda and Ullom, as non-employee directors, will be reimbursed for travel expenses incurred in connection with attending meetings and other activities related to serving on Sunset’s board of directors.

THE MERGER AGREEMENT

This section of this proxy statement is a summary of the material provisions of the merger agreement, a copy of which is attached to this proxy statement as Annex A. The provisions of the merger agreement are complicated and not easily summarized. Because the description is a summary, it does not contain all of the information about the merger agreement that may important to you. You should refer to the full text of the merger agreement, which is hereby incorporated by reference into this proxy statement, for details of the merger and the terms and conditions of the merger agreement.

The Merger

The merger agreement provides for the merger of Alesco with and into Jaguar Acquisition Inc., a Maryland corporation and a wholly-owned subsidiary of Sunset. Jaguar will survive the merger and remain a wholly-owned subsidiary of Sunset. Upon completion of the merger, Sunset will change its name to “Alesco Financial Inc.”

Completion and Effectiveness of the Merger

Sunset and Alesco will complete the merger when all of the conditions to completion of the merger contained in the merger agreement, which are described in the section entitled “The Merger Agreement—Conditions to the Merger” beginning on page 91 of this proxy statement, are satisfied or waived. The merger will not be completed before August 31, 2006.

The merger will become effective upon filing of the articles of merger with the Maryland Department of Assessments and Taxation, or at such other time mutually agreed to by Sunset and Alesco and specified in the articles of merger.

Increase in Size of the Board of Directors of Sunset and Initial Directors and Officers of Jaguar

Upon completion of the merger, the board of directors of Sunset will be reconstituted to consist of nine directors:

•	Rodney E. Bennett, G. Steven Dawson and Charles W. Wolcott, who are currently independent directors of Sunset;

•	Thomas P. Costello, Jack Haraburda and Lance Ullom, who are currently independent trustees of Alesco;

•	one of whom will be an independent director designated by Alesco, and

•	Daniel G. Cohen and James J. McEntee, III.

The initial directors of Jaguar will be James J. McEntee, III, who will also serve as Jaguar’s Chief Executive Officer, and John J. Longino, who will also serve as Jaguar’s Chief Financial Officer and Secretary. Jaguar will be renamed Alesco Financial Holdings LLC.

For information regarding Alesco’s trustees and Messrs. Cohen and McEntee, see “Business of Alesco – These Alesco Trustees will serve as Directors of Sunset following the merger” and “The Merger-Compensation of the Directors of Sunset after the Merger” starting on pages 139 and 83 of this proxy statement, respectively. For information on the Sunset directors who will remain on the board, please see Sunset’s Annual Report on Form 10-K for the year ended December 31, 2005, which can be obtained as described in “Where you can find more information” on page 168 of this proxy statement.

Final Dividend to Holders of Alesco Shares

Alesco will declare and pay prior to the consummation of the merger a final dividend to holders of its shares of beneficial interest to the extent necessary for Alesco to satisfy the requirements of Section 857(a)(1) of the Internal Revenue Code of 1986, as amended, for its taxable year ending at the effective time of the merger and, if applicable, its preceding taxable year and to allow Alesco to distribute 100% of its REIT taxable income.

Headquarters

At the closing, the headquarters of Sunset will be moved to Philadelphia, Pennsylvania, the current location of Alesco’s headquarters.

Merger Consideration; Conversion of Stock

Upon completion of the merger, each Alesco share will be converted into the right to receive 1.26 Sunset shares upon surrender of the certificates representing such Alesco shares in the manner set forth in the merger agreement. The exchange ratio of 1.26 Sunset shares for each Alesco share will be adjusted to reflect fully the effect of any reclassification, combination, subdivision, stock split, reverse split, stock dividend, reorganization, recapitalization or other like change with respect to Alesco shares or Sunset shares occurring (or for which a record date is established) after July 20, 2006 and prior to the effective time of the merger. Other adjustments to the exchange ratio are described below under the section titled “Adjustments to the Exchange Ratio, the Repurchase Amount and the Repurchase Price” starting on page 87 of this proxy statement.

Cancellation of Sunset Stock Options and Warrants

Sunset will ensure that, at the effective time of the merger, each option to purchase Sunset shares under any Sunset employee plan and all warrants to purchase Sunset shares, whether or not exercisable at the effective time of the merger and regardless of the exercise price thereof, will be canceled, effective as of the effective time of the merger, in exchange for the right to receive a single lump sum distribution, equal to the product of the number of Sunset shares subject to such option or warrant, as applicable, immediately prior to the effective time of the merger, whether or not vested or exercisable, and the excess, if any, of $8.74 over the exercise price per share of such option or warrant. If the exercise price per share of any such option or warrant is equal to or greater than $8.74, such option or warrant will be canceled without any cash payment. All payments with respect to Sunset stock options and warrants will be subject to any applicable withholding tax.

Vesting of Sunset Restricted Stock Awards

All restricted stock awards granted under any employee stock option or compensation plan or arrangement of Sunset will vest in full immediately prior to the effective time of the merger so as to no longer be subject to any forfeiture or vesting requirements and all such Sunset shares will be considered outstanding shares for all purposes from and after the effective time of the merger. The vesting of restricted stock awards granted by Alesco may not accelerate at the effective time of the merger and the restrictions applicable to such awards (including without limitation, vesting) may continue in accordance with the terms of such grants.

Tender Offer for Sunset Shares

On the date this proxy statement is first sent to Sunset’s shareholders, Sunset will commence a tender offer to purchase $25 million of its shares for $8.24 per share or approximately, 3,033,980 Sunset shares. The initial expiration date of the tender offer will be twenty business days following its commencement. Sunset will accept shares for payment in the tender offer no later than immediately prior to the effective time of the merger. The $25 million repurchase amount and the $8.24 repurchase price will be adjusted under certain circumstances described immediately below under “Adjustments to the Exchange Ratio, the Repurchase Amount and the Repurchase Price.” The tender offer will be subject to certain conditions, including that the merger agreement not be terminated in accordance with its terms. If the merger agreement is terminated in accordance with its terms, the tender offer will be terminated, and all shares previously tendered will be returned to tendering Sunset stockholders. Tendering shares in the tender offer will not affect a stockholder’s ability to vote at the special meeting of Sunset stockholders.

Tender offer materials are being distributed to Sunset’s stockholders. These materials contain additional information regarding the tender offer.

Adjustments to the Exchange Ratio, the Repurchase Amount and the Repurchase Price

The 1.26 exchange ratio set in connection with the merger and, with respect to the tender offer, the $25 million total repurchase amount and the $8.24 repurchase price, will be adjusted as follows if the principal balance of the Peerless Loan exceeds $8 million at September 14, 2006:

•	the $8.24 repurchase price will be reduced (on a per share basis) by 60% of the difference between $8 million and the principal balance of the loan on such date,

•	the 1.26 exchange ratio will be correspondingly increased, and

•	the $25 million repurchase amount will be reduced on a dollar-for-dollar basis in the amount of such reduction in the $8.24 repurchase price.

The principal balance of the Peerless loan was $11.7 million on September     , 2006. If that balance is not changed as of September 14, 2006, the exchange ratio in the merger would increase to 1.29. If so, Sunset would issue 14,758,757 shares in the merger.

The collateral securing the Peerless loan consists of approximately 880 residential lots in various stages of development in Spruce Pine, North Carolina, which is approximately 50 miles northeast of Asheville, North Carolina. Currently, the site consists of platted subdivisions with roads cut and various other amenities such as lakes and trails. The outstanding principal balance of this loan at May 31, 2006 was $12.4 million, and the loan bears interest at an annual rate of 13%. The loan matured on June 8, 2006, but no payments were made on that date. Sunset is evaluating its options regarding the Peerless loan.

The East-West Commerce Center Loan was repaid in full. Therefore, the adjustments provided for by the merger agreement are no longer applicable.

For an illustration of the adjustment mechanism, see Exhibit 4 to the merger agreement attached as Annex A to this proxy statement. With respect to this Exhibit, please note that the exchange ratio was calculated by dividing Alesco’s share value of $11.00 by Sunset’s adjusted book value per share of $8.74. Sunset’s 4th quarter 2005 stockholders’ equity served as the starting point for the adjusted book value calculations. At the end of the 4th quarter 2005, Sunset’s financials showed total stockholders’ equity of $106,997,000; total shares outstanding of 10,516,900; and a book value per share of $10.17. Adjustments to the value of mortgage backed securities, securitized hybrid rate adjustable mortgages and interest rate swap agreements were made in determining Sunset’s $8.74 adjusted book value per share. There will be no further adjustments to the $8.74 adjusted book value per share resulting from changes in the fair value of Sunset’s mortgage backed securities, securitized hybrid rate adjustable mortgages and interest rate swap agreements. The book value was also reduced to account for restructuring charges and merger expenses. In the aggregate, these changes reduced Sunset’s stockholders’ equity by $15,097,000; resulting in an adjusted book value of equity of $91,900,000; total shares of 10,513,100 and an adjusted book value per share of $8.74. The exchange ratio will not be adjusted based on any changes in Sunset’s financial condition, assets or liabilities, other than the Peerless loan.

Sunset Pre-Closing Dividend

Under the merger agreement, Sunset will declare the Sunset pre-closing dividend to holders of Sunset shares, the record date for which will precede the consummation of the merger, in an amount equal to $0.50 per Sunset share outstanding. The Sunset pre-closing dividend will be paid no later than 10 business days following the consummation of the merger. Tendering into the tender offer will not prevent Sunset stockholders from receiving the Sunset pre-closing dividend.

Fractional shares

No fractional Sunset shares will be issued in the merger. Each holder of a share of beneficial interest of Alesco exchanged pursuant to the merger who would otherwise have been entitled to receive a fraction of a share of

Sunset common stock (after taking into account all certificates delivered by such holder) will receive, in lieu thereof, cash in an amount equal to such fractional part of one share of Sunset common stock multiplied by the closing price of Sunset’s common stock on the NYSE on the trading day immediately preceding the effective time of the merger.

Representations and Warranties

The merger agreement contains representations and warranties made by each of Sunset and Alesco, regarding aspects of their respective businesses, financial condition and structure, as well as other facts pertinent to the merger. These representations and warranties are subject to materiality, knowledge and other similar qualifications in many respects and expire at the effective time of the merger. The representations and warranties of each of Alesco and Sunset have been made solely for the benefit of the other party and those representations and warranties should not be relied on by any other person. In addition, those representations and warranties may be intended not as statements of actual fact, but rather as a way of allocating risk between the parties, may have been modified by the disclosure schedules attached to the merger agreement, are subject to the materiality standard described in the merger agreement, which may differ from what may be viewed as material by you, and were made only as of the date of the merger agreement or another date as is specified in the merger agreement.

Conduct of Business Pending the Merger

Each of Alesco and Sunset has agreed to use commercially reasonable efforts to carry on its business in the usual, regular and ordinary course, and in material compliance with all laws. The merger agreement contains a number of specific restrictions on the operation of the business of each party prior to the closing of the merger.

Covenants

The merger agreement contains covenants made by each of Alesco and Sunset to the other. The following summarizes the more significant of those covenants.

Access to Information

Each of Sunset and Alesco has agreed to afford to the other reasonable access during normal business hours to all its books, contracts, commitments, personnel and records.

Sunset Stockholders’ meeting

Sunset agreed to call and hold a Sunset special meeting as promptly as practicable, and not later than 60 days after the declaration of effectiveness of this proxy statement, to approve the issuance of Sunset shares in the merger. Sunset agreed that its board of directors would recommend that stockholders vote for this proposal.

No Solicitations

In the merger agreement, each of Alesco and Sunset has agreed that it will, and it will cause its subsidiaries and representatives to, cease any activities, discussions or negotiations with any party that may be ongoing with respect to any Acquisition Proposal.

An Acquisition Proposal refers to any inquiry, proposal, offer or expression of interest by any third party relating to a merger, consolidation or other business combination involving either party or any subsidiary of either party, or any purchase of more than 15% of the consolidated assets of either party (including the shares and assets of its subsidiaries) or more than 15% of the shares of either party (other than pursuant to the exercise of Sunset stock options in accordance with their terms) or the issuance of any securities (or rights to acquire securities) of either party or any subsidiary of either party, or any similar transaction, or any agreement, arrangement or understanding requiring either party to abandon, terminate or fail to consummate the merger or any other transaction contemplated by the merger agreement.

Each party agreed that it will not, and will cause its subsidiaries and representatives not to:

•	solicit, participate in, initiate or encourage, or take any other action designed or reasonably likely to facilitate or encourage, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal; or

•	participate in any discussions or negotiations regarding any Acquisition Proposal, subject to limited exceptions in the event of a Superior Proposal, as discussed below.

A Superior Proposal means any bona fide Acquisition Proposal for a transaction in which all of the stock or assets of either party are acquired by a third party, including by merger, consolidation or other business combination, on terms that the board of directors or trustees of such party determines in its good faith judgment (after consultation with a financial advisor of nationally recognized reputation) to be more favorable to such party’s stockholders or shareholders, from a financial point of view, than the merger and Sunset’s tender offer to repurchase Sunset shares described above (taking into account all aspects of the proposal, the party making the proposal and any changes to the merger and the tender offer proposed by the other party in response to the receipt by either party of a Superior Proposal) and which is not subject to any material contingency, including any contingency related to financing, unless, in the good faith judgment of the board of directors or trustees of such party, such contingency is reasonably capable of being satisfied by such third party, and that is otherwise reasonably capable of being consummated in a timely fashion.

The merger agreement allows each party, prior to the date of the meeting of Sunset’s stockholders contemplated by this proxy statement, to furnish information with respect to itself and its subsidiaries to and participate in discussions or negotiations with a party in response to an Superior Proposal received after the merger agreement was entered into if all of the following conditions are satisfied:

•	it enters into a customary confidentiality and standstill agreement on terms no less favorable to it than those obtained in the confidentiality agreement between the parties to the merger agreement;

•	its board of directors or trustees determines in good faith, after consultation with outside counsel and a reputable financial advisor of nationally recognized reputation, that it is necessary to furnish information with respect to itself and its subsidiaries to and participate in discussions or negotiations in order to comply with its fiduciary duties to the stockholders or shareholders of the company under applicable law; and

•	the Acquisition Proposal was not solicited by it in breach of, or otherwise does not result from a breach of, the non-solicitation provisions in the merger agreement.

Each party has also agreed in the merger agreement that neither its board of directors or trustees nor any committee thereof may:

•	withdraw or modify, or propose to withdraw or modify, its approval or recommendation of the merger or the merger agreement;

•	approve or recommend, or take no position with respect to, or propose to approve or recommend or take no position with respect to, any Acquisition Proposal;

•	cause the corporation to enter into any agreement related to any Acquisition Proposal (other than a confidentiality and standstill agreement with respect to a Superior Proposal as described above).

If prior to the date of Sunset’s stockholder meeting contemplated by this proxy statement, however, Alesco or Sunset receives a Superior Proposal which was not solicited by it in breach of, or otherwise does not result from a breach of the non-solicitation provisions in the merger agreement, and if its board of directors or trustees determines in good faith, after consultation with outside counsel and a financial advisor of nationally recognized reputation, that it is required to do so in order to comply with its fiduciary duties to its stockholders or shareholders under applicable law, then the board of directors or trustees may:

•	withdraw or modify its approval or recommendation of the merger or the merger agreement; or

•	subject to certain conditions, terminate the merger agreement.

However, the board of directors or trustees may only take any of the actions described above if, simultaneously with taking such action, and while complying with the no solicitations provisions of the merger agreement, it also terminates the merger agreement and executes a definitive agreement to implement the Superior Proposal, but only if it has given the other party five business days notice advising it of the receipt of a Superior Proposal (after taking into account and considering any revised Acquisition Proposal made by the other party in light of such Superior Proposal). Such notice must specify the material terms and conditions of the Superior Proposal and the party making it. At the time that such party terminates the merger agreement it must pay the other party a $3.3 million termination fee.

Each party to the merger agreement has agreed to immediately advise the other party orally and in writing of any request for information or of any Acquisition Proposal, and to provide to the other party the material terms and conditions of such request or Acquisition Proposal and the identity of the person making such request or Acquisition Proposal. The party so advising will immediately inform the other party of any material change in the details (including amendments or proposed amendments) of any such request or Acquisition Proposal. Each party has further agreed to provide the other party with a copy of any documents received from any third party.

The merger agreement also allows each party’s board of directors or trustees to take and to disclose to its stockholders or shareholders a position contemplated by Rule 14d-9 or 14e-2 under the Securities Exchange Act of 1934 and make all other disclosures which, in the good faith judgment of the board of directors or trustees, after consultation with outside counsel, are required by applicable law.

Officers’ and Directors’ Indemnification

Sunset and Alesco have agreed to indemnify the directors and officers of Alesco and its subsidiaries to the fullest extent permitted by law for all actions taken prior to the merger.

Alesco and Sunset have agreed that all rights to indemnification and exculpation now existing in favor of any current or former director or officer of Alesco or any of its subsidiaries as provided in their respective charters or bylaws (or other applicable organizational documents) will survive the merger and continue for six years after the merger becomes effective. All rights to indemnification in respect of any claims asserted or made within such period will continue until the final disposition of such claim.

Additionally, Sunset has agreed to maintain or cause to be maintained in effect for six years after the effective time of the merger the current policies (or their equivalent) of directors’ and officers’ liability insurance maintained by Alesco covering acts or omissions occurring prior to the merger, subject to specified limitations.

Employee Benefit Arrangements

Before the merger becomes effective, Sunset will establish, subject to obtaining any necessary approval from its stockholders, a long-term incentive plan substantially similar to Alesco’s long-term incentive plan in effect on the date of the merger agreement. Sunset’s long-term incentive plan will initially provide for a number of Sunset shares equal to 3% of all Sunset outstanding immediately after the merger becomes effective to be available for awards under the plan. Sunset has agreed to use its reasonable best efforts to secure any necessary approval of the proposed plan by the holders of Sunset shares at the special meeting. For additional information with respect to the long-term incentive plan, see “The 2006 Long-Term Incentive Plan” on page 109 of this proxy statement.

Sunset will take the actions reasonably requested by Alesco with respect to employees. Sunset’s interim manager Cohen Brothers will have the right to solicit for employment or hire employees of Sunset or any of its majority-owned subsidiaries, notwithstanding anything in any other agreement to the contrary.

Certain Tax Matters

Alesco and Sunset will take all actions (and refrain from taking all actions) as are necessary to ensure that they each qualify for taxation as a REIT for U.S. federal income tax purposes:

•	with respect to Alesco, for its tax year ending with the merger, and

•	with respect to Sunset, for its taxable year ending December 31, 2006.

Each of Alesco and Sunset and their respective subsidiaries have agreed to use their reasonable best efforts to cause the merger to qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code.

Listing

Sunset will use its reasonable best efforts before the merger becomes effective to cause Sunset shares to be issued in connection with the merger to be listed on the NYSE, subject to official notice of issuance.

Management Agreement

As of the closing of the merger, the merged entity will assume the existing management agreement between Alesco and Cohen Brothers. Additional information regarding the management agreement Alesco is a party to is set forth in “The Alesco Management Agreement” and in Note 12 to Alesco’s Consolidated Financial Statement, starting on pages 102 and F-21 of this proxy statement, respectively.

Conditions to the Merger

The obligations of each party to effect the merger are subject to the satisfaction or waiver of each of the following conditions before the completion of the merger:

•	Sunset Stockholder Approval. Sunset stockholders must have approved the issuance of Sunset shares in connection with the merger;

•	Alesco Shareholder Approval. Alesco shareholders must have approved the merger agreement and the merger (this approval has already occurred);

•	Other Regulatory Approvals. All governmental approvals required to consummate the merger must have been obtained or made;

•	No Injunctions, Orders or Restraints; Illegality. No order or other legal restraint or prohibition preventing the consummation of the merger will be in effect;

•	Registration Statement. The shelf registration statement must be effective and not be the subject of any stop order or any actual or threatened proceedings seeking a stop order, and no proceedings for that purpose have been initiated or, to Alesco’s or Sunset’s knowledge, threatened by the SEC;

•	Listing. Sunset shares to be issued in the merger must have been approved for listing on the NYSE;

•	Tax Opinions. Alesco must have received an opinion of Clifford Chance US LLP, Alesco’s counsel, and Sunset must have received an opinion of Locke, Liddell & Sapp, Sunset’s counsel, each dated as of the date of the merger is consummated, in each case to the effect that the merger constitutes a reorganization within the meaning of Internal Revenue Code Section 368(a);

•	REIT and Investment Company Act Opinions. Each party must have received an opinion of counsel from the other party relating to the other party’s qualification and taxation as a REIT under the Internal Revenue Code and that the other party is not required to be registered as an investment company under the Investment Company Act of 1940, as amended;

•	Representations and Warranties. The representations and warranties of the other party must be materially accurate as of the date when made and as of the date of the merger;

•	Performance and Obligations. The other party must have performed in all material respects all obligations required to be performed by it under the merger agreement;

•	Absence of Material Change. The other party must not have suffered a material adverse effect; and

•	Consents. The other party must have obtained all third party consents necessary to close the merger.

Termination of the Merger Agreement

The merger agreement may be terminated at any time prior to the effective time of the merger:

•	by the mutual written consent of Sunset and Alesco;

•	by Alesco if Sunset stockholders do not approve the issuance of Sunset shares pursuant to the merger or the long-term incentive plan;

•	by Sunset or Alesco if any governmental entity has issued final non-appealable order, decree, judgment, injunction or taken any other action, which permanently restrains, enjoins or otherwise prohibits or makes illegal the consummation of the merger;

•	by Alesco or Sunset if the merger has not occurred on or before October 31, 2006, but only if the failure to complete the transactions by that date did not result from the failure to fulfill an obligation under the merger agreement by the party seeking termination;

•	by Sunset or Alesco if the other party is in breach of any of its representations, warranties, covenants or other agreements contained in the merger agreement and the breach would give rise to a failure of a condition to the consummation of the merger or the other party suffers a material adverse effect;

•	by Alesco or Sunset to sign a definitive agreement to effect a superior proposal, provided it has given at least five business days notice to the other party and has paid the termination fee described below;

•	by Sunset or Alesco, if the other’s board fails to recommend the merger or recommends another deal;

•	by Alesco if Sunset:

•	prevents or unreasonably restricts Cohen Brothers from taking the actions contemplated by the interim management agreement described elsewhere in this proxy statement

•	materially breaches the interim management agreement or

•	fails to consent to Cohen Brothers’ reasonable expenses.

Termination Fees

If the merger agreement is terminated:

•	by Alesco because of a Superior Proposal with respect to Alesco, or by Sunset because of Alesco’s withdrawal of its approval of or its failure to recommend the merger to Alesco’s shareholders, then Alesco will pay to Sunset an amount in cash equal to $3,300,000, or

•	by Sunset because of a Superior Proposal with respect to Sunset, or by Alesco because of Sunset’s withdrawal of its approval or failure to recommend the merger to Sunset’s stockholders, then Sunset will pay Alesco $3,300,000.

If, prior to the meeting of Sunset’s stockholders:

•	an Acquisition Proposal is made (and not subsequently withdrawn), and

•	at a time when the approval of Sunset’s stockholders has not been obtained, the merger agreement is terminated other than by:

•	Sunset, as a result of Alesco breaching or failing to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform gives rise to the failure of the conditions described under “Conditions to Obligations of Sunset and Eagles” “—Representations and Warranties of Alesco” and “—Performance and Obligations of Alesco” above and such condition cannot be satisfied on or before October 31, 2006, or a result of the occurrence of a event that has a material adverse effect on Sunset, or

•	Alesco, as a result of Sunset or Jaguar breaching or failing to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform would give rise to the failure of the conditions described under “Conditions to Obligations of Alesco” “—Representations and Warranties of Sunset and Jaguar” and “—Performance and Obligations of Sunset and Jaguar” above and such condition cannot be satisfied on or before October 31, 2006, or as a result of the occurrence of a event that has a material adverse effect on Alesco,

•	and Alesco or Sunset, as applicable, enters into a definitive agreement with respect to an Acquisition Proposal or consummates an Acquisition Proposal in each case within twelve months of such termination, then Alesco or Sunset, as applicable, will pay to the other party $3,300,000.

If the payment of the fees listed above would cause the party receiving payment to fail to meet REIT qualification tests, then the amount causing the failure would be placed into escrow and paid over time so as not to cause the receiving party to fail the REIT qualification tests.

Section 16 Matters.

The board of directors of Sunset and the board of trustees of Alesco will, prior to the merger becoming effective, take all such actions as may be necessary or appropriate under Rule 16b-3 under the Exchange Act to exempt (i) the conversion of Alesco shares into Sunset shares and (ii) the acquisition of Sunset shares pursuant to the terms of the merger agreement by officers and trustees of Alesco subject to the reporting requirements of Section 16(a) of the Exchange Act or by any employee of Sunset who may become an officer or director of Sunset subject to the reporting requirements of Section 16(a) of the Exchange Act.

Amendment; Extension; Waiver

The merger agreement may be amended by the parties at any time before or after the approval of the merger and the merger agreement by Sunset’s stockholders or Alesco’s shareholders, as applicable. After any such approval, however, no amendment will be made which by law requires further approval by such stockholders or shareholders without obtaining such approval.

At any time prior to the effective time of the merger, the parties may:

•	extend the time for the performance of any of the obligations or other acts of the other parties to the merger agreement;

•	waive any inaccuracies in the representations and warranties of the other parties contained in the merger agreement or in any document delivered pursuant to the merger agreement, and

•	waive compliance by the other parties with any of the agreements or conditions contained in the merger agreement.

Repurchase Option

If the interim management agreement is terminated, Alesco will have the right to purchase from Sunset or any of its subsidiaries any asset, investment or right to acquire an asset or investment acquired pursuant to or in connection with the interim management agreement at a price equal to the market value, as of the date of such repurchase and otherwise on substantially the terms acquired by Sunset or such subsidiary, of such asset, investment or right to acquire an asset or investment.

Shelf Registration Statement

Sunset has agreed to file the shelf registration statement to register the resale of the shares issued to Alesco shareholders in the merger. Sunset has agreed to use commercially reasonable efforts to keep the shelf registration statement continually effective for the resale of the shares issued to Alesco holders (or any additional shares issued in respect of such shares) until (i) the shelf registration statement with respect to such shares shall have been declared effective under the Securities Act of 1933 and such shares shall have been disposed of pursuant to such registration statement, (ii) such shares have been sold to the public pursuant to Rule l44 (or any similar provision then in force, but not Rule 144A) under the Securities Act or are saleable pursuant to Rule 144(k) under the Securities Act or (iii) such shares shall have ceased to be outstanding or (iv) the second anniversary of the initial effective date of the shelf registration statement. Sunset has agreed to indemnify the Alesco holders from certain liabilities in connection with the shelf registration statement. Sunset shall bear all of the expenses of registration.

THE INTERIM MANAGEMENT AGREEMENT

This section of the proxy statement is a summary of the material provisions of the interim management agreement, a copy of which is attached to this proxy statement as Annex B. Because the following description is a summary, it does not contain all of the information about the interim management agreement that may be important to you. You should refer to the full text of the interim management agreement, which is hereby incorporated by reference in its entirety into this proxy statement, for details of the terms of the interim management agreement.

Sunset and Cohen Brothers Management LLC have entered into an interim management agreement, dated as of April 27, 2006, pursuant to which Cohen Brothers is responsible for implementing the investment strategy set forth in the investment guidelines approved unanimously by Sunset’s independent directors and making investments on behalf of Sunset pursuant to those guidelines, which will be monitored by Sunset’s board of directors. Pursuant to the guidelines set forth in the interim management agreement, Sunset’s investments will primarily include interests in warehouse facilities used to fund, and equity and debt securities issued by, CDOs, CLOs and other securitization vehicles that hold, assets in the following target asset classes:

•	mortgage loans and other real estate related senior and subordinated debt, RMBS and CMBS;

•	subordinated debt financing originated by Cohen Brothers or third parties, primarily in the form of trust preferred securities, or TruPS, issued by banks, bank holding companies and insurance companies, and surplus notes issued by insurance companies; and

•	leveraged loans (defined as a participation interest in a first lien or other senior or mezzanine loan evidencing indebtedness of a third party of a type contemplated by Sunset’s investment guidelines) made to small and mid-sized companies in a variety of industries characterized by relatively low volatility and overall leverage, including the consumer products and manufacturing industries.

The investment guidelines set forth in the agreement also indicate the targeted long-term investment allocation and return parameters that Cohen Brothers intends to seek with respect to Sunset’s investments. See “Investment Policies-Investment Guidelines” below for a more detailed description of the new investment procedures.

The interim management agreement further provides that Cohen Brothers intends to work closely with Sunset’s existing management team to systematically redeploy Sunset’s existing RMBS portfolio into the target asset classes described above (and thereby reduce the corresponding hedge instruments on this portfolio). The disposal of Sunset’s existing RMBS portfolio is anticipated not to be complete before September or October 2006. The actual timing of this disposition will be dependent, however, on Cohen Brothers’ ability to redeploy and invest the cash derived from such disposition.

Pursuant to the agreement, Cohen Brothers is responsible for (1) the selection, purchase, monitoring and sale of Sunset’s portfolio investments, (2) Sunset’s financing and risk management activities and (3) providing Sunset with investment advisory services. Cohen Brothers is also responsible for the day-to-day implementation of the investment guidelines of Sunset and performing such services and activities relating to the assets and operations of Sunset as may be appropriate, including, the following:

•	serving as consultant to Sunset with respect to the criteria and parameters for Sunset’s investments, borrowings relating to Sunset’s investments and operations;

•	investigating, analyzing and selecting investment opportunities in accordance with Sunset’s guidelines;

•	negotiating on behalf of Sunset for the sale of a portion of its existing assets and reinvesting the proceeds from such sale in the acquisition of investments, as contemplated by Sunset’s guidelines;

•	negotiating on behalf of Sunset for the sale, exchange or other disposition of any investments;

•	with respect to prospective investments by Sunset, negotiating with sellers and purchasers;

•	evaluating and recommending to Sunset’s board of directors hedging strategies and engaging in hedging activities on behalf of Sunset, consistent with such strategies, Sunset’s qualification as a REIT and Sunset’s investment guidelines;

•	counseling Sunset regarding the maintenance of its qualification as a REIT and its exemption from the Investment Company Act and monitoring compliance with the various REIT qualification tests and the requirements for maintaining Sunset’s exemption from the Investment Company Act;

•	assisting Sunset in developing criteria for asset purchases that are specifically tailored to Sunset’s investment objectives and making available to Sunset its knowledge and experience with respect to trust preferred securities, leveraged loans, mortgage loans, mortgage-backed securities and other assets, CDOs, CLOs and other securitizations;

•	subject to certain other provisions of the interim management agreement, assisting Sunset in preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Exchange Act;

•	advising Sunset with respect to obtaining appropriate warehouse or other financings for its investments; and

•	advising Sunset with respect to and structuring long-term financing vehicles for Sunset’s investments, and offering and selling securities publicly or privately in connection with any such structured financing.

The interim management agreement provides that, Cohen Brothers’ provision of advice and counseling with regard to regulatory requirements applicable to Sunset relating to its investments notwithstanding, Sunset, its board of directors and its internal management team remain solely responsible for the preparation of all financial statements required under applicable regulations and the preparation and filing of all reports and documents required under the Exchange Act and the rules of the NYSE and all tax returns and required tax filings.

Cohen Brothers did not assume any responsibility under the interim management agreement other than to render the services called for thereunder and is not responsible for any action of Sunset’s board of directors in following or declining to follow its advice or recommendations. Cohen Brothers and its members and their respective managers, officers, directors, employees and affiliates are not liable to Sunset, any subsidiary of Sunset, Sunset’s directors, Sunset’s stockholders or to any stockholders of any of Sunset’s subsidiaries for acts performed in accordance with and pursuant to the interim management agreement, except by reason of acts constituting bad faith, willful misconduct, gross negligence, or reckless disregard of their duties under the interim management agreement. Sunset has furthermore agreed to indemnify its manager and its members, and their respective managers, officers, directors, employees and affiliates and each person controlling Cohen Brothers with respect to all liabilities and claims arising from acts of such indemnified party not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of duties, performed in good faith in accordance with and pursuant to the interim management agreement. Cohen Brothers has agreed to indemnify Sunset, its stockholders, directors, officers, employees and each other person, if any, controlling Sunset with respect to all liabilities and claims arising from acts of Cohen Brothers constituting bad faith, willful misconduct, gross negligence or reckless disregard of its duties under the interim management agreement. Cohen Brothers agreed to carry errors and omissions insurance at all times during the term of the interim management agreement.

Investment Policies

Investment Objective

Sunset’s investment objective is to make investments that produce attractive risk-adjusted returns and cash flow for distribution to Sunset’s stockholders. Sunset pursues its investment objective primarily through its operating activities.

Investment Guidelines

Sunset has no prescribed limitation on any particular investment type. While Sunset intends to focus on certain target asset classes described below, it may pursue diverse investments that have the potential to generate favorable risk-adjusted returns, consistent with maintaining its qualification as a REIT for U.S. federal income tax purposes and its intention not to be required to register under the Investment Company Act. Sunset’s board of directors has adopted general guidelines for Sunset’s investments and borrowings to the effect that the investments sought by Sunset will primarily include interests in warehouse facilities used to fund, and equity and debt securities issued by CDOs and CLOs and other securitization vehicles that hold assets in the following target asset classes:

•	mortgage loans and other real estate related senior and subordinated debt, residential mortgage backed securities, or RMBS, and commercial mortgage backed securities, or CMBS;

•	subordinated debt financings originated by Cohen Brothers or third parties, primarily in the form of trust preferred securities, or TruPS, issued by banks, bank holding companies and insurance companies, and surplus notes issued by insurance companies; and

•	leveraged loans made to small and mid-sized companies in a variety of industries characterized by relatively low volatility and overall leverage, including the consumer products and manufacturing industries.

In addition, Sunset’s guidelines provide that:

•	no investment will be made which would cause Sunset to fail to qualify as a REIT; and

•	no investment will be made which would cause Sunset to be regulated as an investment company.

For purposes of these guidelines, leveraged loans are defined to mean a participation interest in a first lien or other senior loan or mezzanine loan evidencing indebtedness of a third party of a type contemplated by Sunset’s investment guidelines.

Cohen Brothers, as Sunset’s external manager, is subject to the following approval requirements in making investments. Any determination made by or on behalf of Sunset to purchase securities in CDOs or CLOs collateralized by assets in the Target Asset Classes is subject to the approval of a majority of Sunset’s independent directors. Prior to making any investment on behalf of Sunset in a CDO or CLO or causing Sunset to make such an investment, Cohen Brothers will provide the independent directors with information regarding the asset classes proposed to collateralize the CDO or CLO, the target equity returns for the CDO or CLO, the target leverage for the CDO or CLO and the cash collateral that will be required to be deposited by Sunset to support the warehouse facility relating to the CDO or CLO. If a majority of Sunset’s independent directors authorizes Cohen Brothers to make the investment in the CDO or CLO, Cohen Brothers may cause Sunset to deposit the cash collateral with the warehouse lender and make the approved investment in the CDO or CLO; provided, however, that if the target equity returns, leverage or nature of the collateral changes in any material respect from the information previously approved by the independent directors, Cohen Brothers will seek the further approval of Sunset’s independent directors prior to completing the investment in the CDO or CLO.

Cohen Brothers may not make investments on behalf of Sunset in, and will not cause Sunset to make investments in, assets other than the Target Asset Classes without the prior approval of a majority of Sunset’s independent directors.

Securities or Interests in Persons Primarily Engaged in Real Estate Activities and Other Issuers

Subject to the percentage of ownership limitations and the asset and gross income tests necessary for REIT qualification, Sunset may invest in equity or debt securities of other REITs, other entities engaged in real estate activities or securities of other issuers. Sunset has invested and may continue to invest in various types of securities of or interests in persons primarily engaged in real estate activities, including REITs and real estate operating companies involved in various real estate sectors such as the office, industrial, retail, apartment, finance and mortgage sectors. Sunset’s investments in securities of these persons may include TruPS, preferred equity securities, RMBS, CMBS, fixed income securities issued by REITs or real estate CDOs.

Investment in Real Estate Mortgages

Sunset has invested and will continue to invest in mortgages and other types of real estate interests consistent with maintaining its qualification as a REIT. Investments in real estate mortgages run the risk that one or more borrowers may default under these mortgages and that the collateral securing them may not be sufficient to enable us to recoup Sunset’s full investment.

Investment in Real Estate or Interests in Real Estate

Sunset may make direct or indirect equity investments in real estate. Sunset may also participate with third parties in property ownership through joint ventures or other forms of co-ownership. These investments may permit Sunset to own interests in larger assets without unduly restricting diversification and to add flexibility in structuring Sunset’s portfolio.

Equity investments may be subject to existing mortgage financing and other indebtedness or other financing or indebtedness as may be incurred in connection with acquiring or refinancing these investments. Debt service on such financing or indebtedness will have a priority over any distributions with respect to Sunset’s stock. Investments are also subject to Sunset’s policy not to be treated as an investment company under the Investment Company Act.

Financing Policies

Investments in the target asset classes described above initially be financed through a combination of warehouse facilities and repurchase agreements before being financed on a long-term basis through CDOs, CLOs and other securitizations. In the case of warehouse facilities for CDOs and CLOs, there will typically be a specific warehouse facility designated for each CDO and CLO. Sunset will deposit cash, typically in the amount of 3% to 10% of the total capacity of the facility with the warehouse provider. The warehouse facility will provide that Sunset will be paid the positive difference, if any, between the interest earned on the securities acquired by the warehouse facilities and the interest charged by the warehouse providers. Warehouse facilities typically have terms of 90-180 days. The warehouse providers have the right to dispose of the securities in the event that a CDO or CLO is not formed or if an underlying security experiences a default or a decline in credit quality that may lead to a default. In such events, if the securities held on the warehouse facility are liquidated at a loss, Sunset shall be responsible for such loss up to the amount of its cash deposit; provided, however, that there is no limit on Sunset’s liability for losses if the losses are caused by Sunset’s misconduct or a bankruptcy event.

There shall be no limitation on the amount of leverage Sunset may employ to finance its investments, whether on a per investment basis, a Target Asset Class basis or an overall investment portfolio basis.

Hedging Policies

Sunset has used and will continue to use hedging transactions in order to protect the value of its real estate securities portfolio prior to the execution of long-term financing transactions such as the issuance of CDOs. Sunset also uses hedging transactions to manage the risk of interest rate fluctuations with respect to liabilities. Sunset uses interest rate swaps, interest rate caps, short sales of securities, options or other hedging instruments in order to implement its hedging strategy. In general, income from hedging transaction does not constitute qualifying income for purposes of the REIT 75% and 95% gross income requirements. To the extent, however, that Sunset enters into a hedging contract to manage the risk of interest rate or price changes or currency fluctuations with respect to indebtedness incurred or to be incurred to acquire or carry real estate assets, which is clearly identified as such before the close of the day on which the asset was acquired, any income that Sunset derives from the contract, including any gain from the disposition of such a contract, would be excluded income for purposes of calculating the REIT 95% gross income test, but would not be excluded and would not be qualifying income for purposes of calculating the REIT 75% gross income test.

Conflicts of Interest Policies

Any investments and borrowings (including co-investments) with Cohen Brothers and its affiliates must be approved by a majority of Sunset’s independent directors. In addition, Sunset’s board of directors is subject to policies, in accordance with provisions of Maryland law, which are designed to eliminate or minimize conflicts, including the requirement that all transactions in which directors or executive officers have a material conflicting interest to Sunset’s interest be approved by a majority of Sunset’s disinterested directors. However, there can be no assurance that these policies or provisions of law will always be successful in eliminating the influence of such conflicts and, if they are not successful, decisions could be made that might fail to reflect fully the interests of all stockholders.

Policies with Respect to Other Activities

Sunset has the authority to offer common stock, debt securities, preferred stock or options to purchase shares in exchange for property and to repurchase or otherwise acquire its common stock or other securities in the open market or otherwise, and Sunset may engage in such activities in the future. Sunset may issue preferred stock from time to time, in one or more series, as authorized by Sunset’s board of directors without the need for stockholder approval. Sunset does not intend to engage in trading, underwriting or agency distribution or sale of securities of other issuers. Sunset has not in the past, but may in the future, invest in the securities of other issuers for the purpose of exercising control over such issuers. Sunset engages in the purchase and sale of investments. Sunset intends to make investments which will enable it to qualify as a REIT, unless its board of directors determines that it is no longer in Sunset’s best interest to qualify as a REIT because of circumstances or changes in the Internal Revenue Code or the Treasury regulations. Except as described in this proxy statement, Sunset has not made any loans to third parties, although it may in the future make loans to third parties, including, without limitation, to joint ventures in which it participates. Sunset intends to make investments in such a way that it will not be treated as an investment company under the Investment Company Act.

Sunset’s board of directors may change any of these policies without prior notice to the Sunset stockholders or a vote of the Sunset stockholders.

Base Management Fee

Under the terms of the interim management agreement, Sunset pays Cohen Brothers a base management fee, calculated and paid monthly in arrears, in an amount equal to 1/12 of Sunset’s equity multiplied by 1.50%, adjusted to exclude one-time events pursuant to changes in GAAP and non-cash charges, after discussion between Cohen Brothers and Sunset’s independent directors and approval by a majority of Sunset’s independent directors in the case of non-cash charges. Sunset believes that the base management fee that Cohen Brothers receives is comparable to the base management fee received by the managers of comparable externally managed REITs. For purposes of calculating the base management fee, Sunset’s equity means, for any month, the equity of Sunset’s stockholders at the end of such month (without taking into account any non-cash equity compensation incurred in prior or current periods), adjusted first in the same manner used in determining the exchange ratio under the merger agreement and second to exclude one-time events pursuant to changes in GAAP and non-cash charges, after discussion between Cohen Brothers and Sunset’s independent directors and approval by a majority of Sunset’s independent directors in the case of non-cash charges.

Any installment of the monthly base management fee payable to Cohen Brothers is reduced by Sunset’s proportionate share of the amount of any asset management fees (which include base, subordinate and incentive fees) paid to Cohen Brothers and its affiliates pursuant to collateral management agreements during the period to which the installment of the base management fee relates for providing collateral management services to CDOs and CLOs in which Sunset holds equity interests. For purposes of this reduction, Sunset’s proportionate share of such fees is determined based upon the percentage of equity interests Sunset holds in such CDOs and CLOs. Origination fees, structuring fees and placement fees paid to Cohen Brothers and its affiliates do not reduce the amount of fees paid by Sunset under the interim management agreement.

Other Fees Payable to Affiliates of Cohen Brothers

In addition to the fees payable to Cohen Brothers under the interim management agreement, affiliates of Cohen Brothers will benefit from other fees paid to them by third parties in respect of Sunset’s investments during the term of the interim management agreement. In particular, affiliates of Cohen Brothers will earn origination fees paid by the issuers of TruPS, which have historically ranged from zero to 3.0% of the face amount of a TruPS issuance. Cohen Brothers typically retains part of this fee and shares the balance with the investment bank or other third party broker that introduced the funding opportunity to Cohen Brothers. Cohen Brothers’ affiliates also will receive structuring fees for services relating to the structuring of a CDO or CLO on Sunset’s behalf or in which Sunset invests. This fee typically ranges from zero to 0.45% of the face amount of the securities issued by such CDOs or CLO. In addition, affiliates of Cohen Brothers will act as collateral managers of the CDOs and CLOs in which Sunset invests. In this capacity, these affiliates will receive collateral management fees that have historically ranged between 0.10% and 0.63% of the assets held by the CDOs and CLOs. In addition, the collateral managers may be entitled to earn incentive fees if CDOs or CLOs managed by them exceed certain performance benchmarks. A broker-dealer affiliate of Cohen Brothers will also earn placement fees in respect of debt and equity securities which it sells to investors in the CDOs and CLOs in which Sunset invests, as well as commissions and mark-ups from trading of securities to and from CDOs and CLOs in which Sunset invests. The interim management agreement provides that the base management fee payable to Cohen Brothers will be reduced by Sunset’s proportionate share of the amount of any CDO and CLO collateral management fees and incentive fees paid to Cohen Brothers and its affiliates in connection with the CDOs and CLOs in which Sunset invests, based on the percentage of equity Sunset holds in such CDOs and CLOs. Origination fees, structuring fees, placement fees and trading discounts and commissions paid to, or earned by, Cohen Brothers and its affiliates will not reduce the amount of fees Sunset pays under the interim management agreement.

The following table summarizes the base management fees payable to Cohen Brothers by Sunset under the interim management agreement as of June 30, 2006. Additionally, the following table summarizes structuring and placement fees paid to affiliates of Cohen Brothers in connection with a CLO in which Sunset has invested.

For the period from April 27, 2006 through June 30, 2006
Fees Payable to Cohen Brothers Relating to Interim Management Agreement
Base management fees under interim agreement	$234,000
Fees Paid to Affiliates of Cohen Brothers Relating to Sunset CDO/CLO Investment Transactions (1)
Structuring Fees	$1,709,000
Placement Fees	$1,162,000

Total Fees Paid to Affiliates of Cohen Brothers Relating to Sunset CDO/CLO Investment Transactions (1)	$2,871,000

(1)	These amounts are also included in the amounts earned by affiliates of Cohen Brothers on CDOs and CLOs in which Alesco has invested as disclosed in “The Alesco Management Agreement—Other Fees Payable to Affiliates of Cohen Brothers” beginning on page 106 of this proxy statement.

Reimbursement of Expenses

Sunset reimburses Cohen Brothers and its affiliates for documented expenses they incurred that are reasonably necessary for the performance by Cohen Brothers of its duties and functions under the interim management agreement. Such expenses may not exceed $25,000 per month in the aggregate, however, without Sunset’s prior consent. Sunset is responsible for the payment of all expenses relating to its operations and Cohen Brothers is responsible for the wages and salaries of its officers and employees.

Term; Termination upon Merger Termination Event

Until terminated in accordance with its terms, the interim management agreement will be in effect until 90 days after the earlier of the date on which the merger is consummated and the date on which the merger agreement is terminated, each referred herein as a merger termination event. Sunset will have the right to terminate the interim management agreement at any time after the occurrence of either of the merger termination events with at least 30 days’ prior written notice to Cohen Brothers. During the 90-day period following the occurrence of a merger termination event, Sunset will have the option of retaining Cohen Brothers on the terms and conditions set forth in a management agreement to be entered into between them, which terms and conditions will be substantially the same as those contained in the management agreement between Alesco and Cohen Brothers. In the event Sunset does not exercise such option and no definitive management agreement is entered into, Cohen Brothers has agreed to continue to perform under the terms and conditions of the interim management agreement for the duration of the 90 days.

Sunset will pay a termination fee of approximately $4.2 million, which is equal to three times the annualized base management fee determined by annualizing the base management fee payable to Cohen Brothers in respect of the most recently completed full month prior to the occurrence of the merger termination event paid or payable in respect of the term of the interim management agreement if the merger agreement is terminated as a result of:

•	Sunset or Jaguar breaching or failing to perform in any material respect any of their representations, warranties or covenants contained in the merger agreement, which breach or failure to perform would give rise to the failure of a condition to Alesco’s obligation to effect the merger;

•	an event, change or occurrence that, individually or in the aggregate, has had a material adverse effect with respect to Sunset;

•	the merger not having being consummated on or before October 31, 2006 (and Sunset’s non-compliance with the merger agreement having caused the merger not to be consummated on or before October 31, 2006).

With respect to Sunset, a material adverse effect means an effect, event or change which has a material adverse effect on:

•	the assets, results of operations, or financial condition of Sunset and its subsidiaries on a consolidated basis taken as a whole, other than effects, events or changes arising out of or resulting from changes in conditions in the U.S. economy or changes in general legal, regulatory, political, economic or business conditions or changes in generally accepted accounting principles that, in each case, generally affect industries in which Sunset and its subsidiaries conduct business, unless, in each case, such effect, event or change has a substantially disproportionate impact on Sunset and its subsidiaries, or

•	on the ability of Sunset to perform its obligations under the merger agreement, or that would prevent or delay the consummation of the transactions contemplated by the merger agreement.

In determining whether there has been a material adverse effect, any event, circumstance, change or effect will be considered both individually and together with all other events, circumstances, changes or effects and any event, circumstance, change or effect that reasonably could be expected to result in a material adverse effect (individually or together with one or more other events, circumstances, changes or effects) will be considered a material adverse effect.

If the merger agreement is terminated in accordance with its terms, but other than pursuant to the clauses set forth above, no termination fee will be payable by Sunset to its manager.

Sunset may also terminate the interim management agreement without payment of the termination fee with 30 days’ prior written notice for cause, which is defined as:

•	a continued material breach of any provision of the interim management agreement by Cohen Brothers following a period of 30 days after written notice thereof;

•	Cohen Brothers engaging in any act of fraud, misappropriation of funds, or embezzlement against Sunset;

•	Cohen Brothers’ gross negligence, willful misconduct or reckless disregard in the performance of its duties under the interim management agreement;

•	a change of control (as defined in the interim management agreement);

•	the commencement of any proceeding relating to the bankruptcy or insolvency of Sunset’s manager or Cohen Brothers that is not withdrawn within 60 days;

•	the dissolution of Sunset’s manager or Cohen Brothers (unless the directors have approved a successor under the interim management agreement).

Under the terms of the agreement, cause does not include unsatisfactory performance, even if that performance is materially detrimental to Sunset’s business. Sunset’s manager may terminate the interim management agreement, without payment of the termination fee, in the event Sunset becomes regulated as an investment company under the Investment Company Act. Sunset’s manager may also terminate the interim management agreement upon 60 days written notice if Sunset defaults in the performance of any material term of the interim management agreement and the default continues for a period of 30 days after written notice to Sunset, whereupon Sunset would be required to pay its manager a termination fee.

THE ALESCO MANAGEMENT AGREEMENT

This section of the proxy statement is a summary of the material provisions of the management agreement, a copy of which is attached to this proxy statement as Annex E. Because the following description is a summary, it does not contain all of the information about the management agreement that may be important to you. You should refer to the full text of the management agreement, which is hereby incorporated by reference in its entirety into this proxy statement, for details of the terms of the management agreement.

Alesco and Cohen Brothers Management, LLC, its manager, have entered into a management agreement, dated as of January 31, 2006, pursuant to which Cohen Brothers provides for the day-to-day management of Alesco’s operations. The management agreement requires Cohen Brothers to manage Alesco’s business affairs in conformity with the policies and the investment guidelines approved by a majority of Alesco’s independent trustees and monitored by Alesco’s board of trustees. Cohen Brothers is responsible for (i) the selection, purchase, monitoring and sale of Alesco’s portfolio investments, (ii) Alesco’s financing and risk management activities, and (iii) providing Alesco with investment advisory services. In performing its functions, Alesco’s manager engages and relies upon the experience and credit analysis and risk management process to be performed by Cohen Brothers with respect to the assets that are acquired during the warehouse accumulation period prior to the formation of a CDO, CLO or other securitization. Cohen Brothers is responsible for Alesco’s day-to-day operations and performs (or causes to be performed) such services and activities relating to Alesco’s assets and operations as may be appropriate, including, without limitation, the following:

(1)	serving as Alesco’s consultant with respect to the periodic review of the investment criteria and parameters for Alesco’s investments, borrowings and operations;

(2)	investigating, analyzing and selecting possible investment opportunities;

(3)	with respect to prospective purchases and sales of investments, negotiating with sellers and purchasers;

(4)	negotiating on Alesco’s behalf for the sale, exchange or other disposition of any of Alesco’s investments;

(5)	coordinating and managing operations of any joint venture or co-investment interests held by Alesco and conducting all matters with any joint venture or co-investment partners;

(6)	providing executive and administrative personnel, office space and office services required in rendering services to Alesco;

(7)	administering Alesco’s day-to-day operations and performing and supervising the performance of such other administrative functions necessary to Alesco’s management as may be agreed upon by Alesco’s manager and Alesco’s board of trustees, including the collection of revenues and the payment of Alesco’s debts and obligations and maintenance of appropriate computer services to perform such administrative functions;

(8)	counseling Alesco in connection with policy decisions to be made by Alesco’s board of trustees;

(9)	evaluating and recommending to Alesco’s board of trustees hedging strategies and engaging in hedging activities on Alesco’s behalf, consistent with Alesco’s status as a REIT and with Alesco’s investment guidelines;

(10)	counseling Alesco regarding the maintenance of its qualifications as a REIT and its exemption from the Investment Company Act and monitoring compliance with the various REIT qualification tests and the requirements for maintaining an exemption from the Investment Company Act;

(11)	assisting Alesco in developing criteria for asset purchase commitments that are specifically tailored to Alesco’s investment objectives and making available to Alesco its knowledge and experience with respect to mortgage loans, TruPS, leveraged loans and other real estate-related assets and non-real estate related assets;

(12)	representing and making recommendations to Alesco in connection with the purchase and finance of and commitment to purchase and finance assets (including on a portfolio basis), and the sale and commitment to sell assets;

(13)	monitoring the operating performance of Alesco’s investments and providing periodic reports with respect thereto to Alesco’s board of trustees, including comparative information with respect to such operating performance and budgeted or projected operating results;

(14)	investing or reinvesting any money of Alesco (including investing in short-term investments pending investment in long-term asset investments, payment of fees, costs and expenses, or payments of dividends or distributions to Alesco’s shareholders and partners), and advising Alesco as to Alesco’s capital structure and capital raising;

(15)	assisting Alesco in complying with all regulatory requirements applicable to Alesco in respect of Alesco’s business activities, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Exchange Act;

(16)	taking all necessary actions to enable Alesco to make required tax filings and reports, including soliciting shareholders for required information to the extent provided by the REIT provisions of the Internal Revenue Code;

(17)	handling and resolving all claims, disputes or controversies (including all litigation, arbitration, settlement or other proceedings or negotiations) in which Alesco may be involved or to which Alesco may be subject arising out of Alesco’s day-to-day operations, subject to such limitations or parameters as may be imposed from time to time by Alesco’s board of trustees;

(18)	advising Alesco with respect to obtaining appropriate warehouse or other financings for Alesco’s assets; and

(19)	advising Alesco with respect to and structuring long-term financing vehicles for Alesco’s portfolio of assets, and offering and selling securities publicly or privately in connection with any such structured financing.

Pursuant to the management agreement, Cohen Brothers did not assume any responsibility other than to render the services called for thereunder and is not responsible for any action of Alesco’s board of trustees in following or declining to follow its advice or recommendations. Cohen Brothers and its members and their respective managers, officers, directors, employees and affiliates are not liable to Alesco, any subsidiary of Alesco, Alesco’s trustees, Alesco’s shareholders or any subsidiary’s shareholders for acts performed in accordance with and pursuant to the management agreement, except by reason of acts constituting bad faith, willful misconduct, gross negligence, or reckless disregard of their duties under the management agreement. Alesco has furthermore agreed to indemnify Cohen Brothers and its members, and their respective managers, officers, directors, employees and affiliates and each person controlling Cohen Brothers with respect to all expenses and claims arising from acts of such indemnified party not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of duties, performed in good faith in accordance with and pursuant to the management agreement. Cohen Brothers has agreed to indemnify Alesco, Alesco’s shareholders, trustees, officers, employees and each other person, if any, controlling Alesco with respect to all expenses and claims arising from acts of Cohen Brothers constituting bad faith, willful misconduct, gross negligence or reckless disregard of its duties under the management agreement. As required by the management agreement, Cohen Brothers carries errors and omissions insurance.

Pursuant to the terms of the management agreement, Cohen Brothers is required to provide Alesco with Alesco’s management team, including a chief executive officer, chief operating officer, chief investment officer and chief financial officer, along with appropriate support personnel, to provide the management services to be provided by Cohen Brothers to Alesco, the members of which team have as their primary responsibility the management of Alesco and must devote such of their time to the management of Alesco as Alesco’s board of trustees reasonably deems necessary and appropriate, commensurate with Alesco’s level of activity from time to time. Alesco’s chief financial officer is exclusively dedicated to Alesco’s operations.

Term, Termination and Termination Fee

The initial term of the management agreement expires on December 31, 2008. The management agreement will be automatically renewed for a one-year term on each anniversary date thereafter unless terminated as described in the management agreement. Following (but not during) the initial term, the management agreement may be terminated annually upon the affirmative vote of at least two-thirds of Alesco’s independent trustees, or by a vote of the holders of a majority of Alesco’s outstanding common shares, not automatically to renew based upon (i) unsatisfactory performance that is materially detrimental to Alesco or (ii) a determination that the management fees payable to Cohen Brothers are not fair, subject to the right of Cohen Brothers to prevent such a termination pursuant to clause (ii) by accepting a reduction of management fees agreed to by at least two-thirds of Alesco’s independent trustees and Cohen Brothers. Alesco must provide 180 days’ prior notice of any such termination and Cohen Brothers will be paid a termination fee equal to three times the sum of (A) the average annual base management fee for the two 12-month periods preceding the date of termination plus (B) the average annual incentive fee for the two 12-month periods preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination (and annualized for any partial year), which may make it costly and difficult for Alesco to terminate the management agreement.

Alesco may also terminate the management agreement at any time without payment of the termination fee with 30 days’ prior written notice for cause, which is defined as (i) Cohen Brothers’ continued material breach of any provision of the management agreement following a period of 30 days after written notice thereof, (ii) Cohen Brothers’ engagement in any act of fraud, misappropriation of funds, or embezzlement against Alesco, (iii) Cohen Brothers’ gross negligence, willful misconduct or reckless disregard in the performance of its duties under the management agreement, (iv) the commencement of any proceeding relating to Cohen Brothers’ bankruptcy or insolvency that is not withdrawn within 60 days, (v) the dissolution of Alesco’s manager or Cohen Brothers (unless the trustees have approved a successor under the management agreement) or (vi) a change of control (as defined in the management agreement), other than certain permitted changes of control, of Alesco’s manager or Cohen Brothers. Cause does not include unsatisfactory performance, even if that performance is materially detrimental to Alesco’s business. Cohen Brothers may terminate the management agreement, without payment of the termination fee, in the event Alesco becomes regulated as an investment company under the Investment Company Act. Furthermore, Cohen Brothers may decline to renew the management agreement by providing Alesco with 180 days written notice. Cohen Brothers may also terminate the management agreement upon 60 days written notice if Alesco defaults in the performance of any material term of the agreement and the default continues for a period of 30 days after written notice to Alesco, whereupon Alesco would be required to pay Cohen Brothers a termination fee.

Management Fee and Incentive Fee

Alesco does not employ personnel and therefore relies on the resources of Cohen Brothers to conduct Alesco’s operations. Expense reimbursements to Cohen Brothers are made on the first business day of each month.

Base Management Fee. Alesco pays Cohen Brothers a base management fee monthly in arrears in an amount equal to  1/12 of Alesco’s equity multiplied by 1.50%. Alesco believes that the base management fee that Cohen Brothers is entitled to receive is comparable to the base management fee received by the managers of comparable externally managed real estate investment trusts. Cohen Brothers uses the proceeds from its management fee in part to pay compensation to its officers and employees who, notwithstanding that certain of them also are Alesco’s officers, receive no cash compensation directly from Alesco.

For purposes of calculating the base management fee, Alesco’s equity means, for any month, the sum of the net proceeds from any issuance of Alesco common shares, after deducting any underwriting discount and commissions and other expenses and costs relating to the issuance, plus Alesco’s retained earnings at the end of such month (without taking into account any non-cash equity compensation expense incurred in current or prior periods), which amount is reduced by any amount that Alesco pays for the repurchases of Alesco common shares. The foregoing calculation of the base management fee is adjusted to exclude special one-time events pursuant to changes in GAAP, as well as non-cash charges, after discussion between Cohen Brothers and Alesco’s independent trustees and approval by a majority of Alesco’s independent trustees in the case of non-cash charges.

Reimbursement of Expenses. Although the employees of Cohen Brothers perform certain legal, accounting, due diligence tasks and other services that outside professionals or outside consultants otherwise would perform, Cohen Brothers is not paid or reimbursed for the time required in performing such tasks.

Alesco pays all operating expenses, except those specifically required to be borne by Cohen Brothers under the management agreement. The expenses required to be paid by Alesco include, but are not limited to, rent, issuance and transaction costs incident to the acquisition, disposition and financing of Alesco’s investments, legal, tax, accounting, consulting and auditing fees and expenses, the compensation and expenses of Alesco’s trustees, the cost of trustees’ and officers’ liability insurance, the costs associated with the establishment and maintenance of any credit facilities and other indebtedness of Alesco (including commitment fees, accounting fees, legal fees and closing costs), expenses associated with other securities offerings of Alesco, expenses relating to making distributions to Alesco’s shareholders, the costs of printing and mailing proxies and reports to Alesco’s shareholders, costs associated with any computer software or hardware, electronic equipment, or purchased information technology services from third party vendors that is used solely for Alesco, costs incurred by employees of Cohen Brothers for travel on Alesco’s behalf, the costs and expenses incurred with respect to market information systems and publications, research publications and materials, settlement, clearing, and custodial fees and expenses, expenses of Alesco’s transfer agent, the costs of maintaining compliance with all federal, state and local rules and regulations or any other regulatory agency, all taxes and license fees and all insurance costs incurred by Alesco or on its behalf. In addition, Alesco is required to pay its pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of Cohen Brothers and its affiliates required for Alesco’s operations. Except as noted above, Cohen Brothers is responsible for all costs incident to the performance of its duties under the management agreement, including compensation of its employees and other related expenses. Alesco’s independent trustees review these costs and reimbursements periodically to confirm that these costs and reimbursements are reasonable.

Incentive Fee. In addition to the base management fee, Cohen Brothers receives a quarterly incentive fee payable in arrears in an amount equal to the product of:

(i)	20% of the dollar amount by which

(a)	Alesco’s net income, before the incentive fee, per weighted average share of Alesco’s common shares for such quarter, exceeds

(b)	an amount equal to (A) the weighted average of the prices per common share in any equity offerings by Alesco multiplied by (B) the greater of (1) 2.375% and (2) 0.75% plus one-fourth of the ten year treasury rate for such quarter multiplied by

(ii)	the weighted average number of Alesco’s common shares outstanding in such quarter.

The foregoing calculation of incentive fee is adjusted to exclude special one-time events pursuant to changes in GAAP, as well as non-cash charges, after approval by a majority of Alesco’s independent trustees in the case of non-cash charges. The incentive fee calculation and payment is made quarterly in arrears. For purposes of the foregoing, net income is determined by calculating the net income available to owners of Alesco’s common shares before non-cash equity compensation expense, in accordance with GAAP, and ten year treasury rate means the average of weekly average yield to maturity for U.S. Treasury securities (adjusted to a constant maturity of ten years) as published weekly by the Federal Reserve Board in publication H.15 or any successor publication during a fiscal quarter.

As an example of the quarterly incentive fee calculation, assume $0.50 net income before incentive fee per weighted average common share, $10 weighted average price per common share in any equity offerings, 2.375% is greater than the sum of 0.75% plus one-fourth of the ten year treasury for the quarter, and weighted average number of common shares outstanding is 11,017,570). The quarterly incentive fee would be approximately $578,000, calculated as follows: (1) $0.50 net income per common share less the product of $10.00 weighted average price per common share and 2.375% is equal to $0.2625 per common share; (2) the product of 20% and $0.2625 per common share is equal to $0.0525 per common share; and (3) the product of $0.0525 per common share and 11,017,570 of weighted average common shares outstanding.

Alesco’s ability to achieve returns in excess of the thresholds noted above in order for Cohen Brothers to earn the incentive compensation described in the proceeding paragraph is dependent upon the level and volatility of interest rates, Alesco’s ability to react to changes in interest rates and to utilize successfully the operating strategies described herein, and other factors, many of which are not within Alesco’s control.

The management agreement provides that 15% of the incentive compensation of Cohen Brothers is paid in Alesco common shares (provided that Cohen Brothers may not own more than 9.8% of Alesco’s common shares) and the balance in cash. Cohen Brothers may elect to receive up to 50% of its incentive compensation in the form of Alesco common shares, subject to the approval of a majority of Alesco’s independent trustees. Under Alesco’s management agreement, Cohen Brothers may not elect to receive shares of Alesco’s common stock as payment of its incentive compensation except in accordance with all applicable securities exchange rules and securities laws.

The number of shares Cohen Brothers receives is based on the fair market value of these shares. Common shares delivered as payment of the incentive fee are immediately vested or exercisable; however, Cohen Brothers has agreed not to sell the shares before one year after the date they are paid. This transfer restriction will lapse if the management agreement is terminated. Cohen Brothers may allocate these shares to its officers, employees and other individuals who provide services to it; however, Cohen Brothers has agreed not to make any such allocations before the first anniversary of the date of grant of such shares.

Alesco has agreed to register the resale of these shares by Cohen Brothers. Alesco has also granted Cohen Brothers the right to include these shares in any registration statements Alesco might file in connection with any future public offerings, subject only to the right of the underwriters of those offerings to reduce the total number of secondary shares included in those offerings (with such reductions to be proportionately allocated among selling stockholders participating in those offerings).

Alesco’s management agreement with Cohen Brothers provides that the base management fee and incentive management fee payable to Cohen Brothers are reduced, but not below zero, by Alesco’s proportionate share of the amount of any CDO and CLO collateral management fees and incentive fees paid to Cohen Brothers and its affiliates in connection with the CDOs and CLOs in which Alesco invests, based on the percentage of equity Alesco holds in such CDOs and CLOs. Origination fees, structuring fees and placement fees paid to Cohen Brothers and its affiliates do not reduce the amount of fees Alesco pays under the management agreement.

Other Fees Payable to Affiliates of Cohen Brothers

In addition to the fees payable to Cohen Brothers under the management agreement, affiliates of Cohen Brothers will benefit from other fees paid to them by third parties in respect of Alesco’s investments during the term of the management agreement. In particular, affiliates of Cohen Brothers will earn origination fees paid by the issuers of TruPS, which have historically ranged from zero to 3.0% of the face amount of a TruPS issuance. Cohen Brothers typically retains part of this fee and shares the balance with the investment bank or other third party broker that introduced the funding opportunity to Cohen Brothers. Cohen Brothers’ affiliates also will receive structuring fees for services relating to the structuring of a CDO or CLO on Sunset’s behalf or in which Sunset invests. This fee typically ranges from zero to 0.45% of the face amount of the securities issued by such CDOs or

CLO. In addition, affiliates of Cohen Brothers will act as collateral managers of the CDOs and CLOs in which Alesco invests. In this capacity, these affiliates will receive collateral management fees that have historically ranged between 0.10% and 0.63% of the assets held by the CDOs and CLOs. In addition, the collateral managers may be entitled to earn incentive fees if CDOs or CLOs managed by them exceed certain performance benchmarks. A broker-dealer affiliate of Cohen Brothers will also earn placement fees in respect of debt and equity securities which it sells to investors in the CDOs and CLOs in which Sunset invests, as well as commissions and mark-ups from trading of securities to and from CDOs and CLOs in which Alesco invests. The management agreement provides that the base management fee and incentive fee payable to Cohen Brothers will be reduced by Alesco’s proportionate share of the amount of any CDO and CLO collateral management fees and incentive fees paid to Cohen Brothers and its affiliates in connection with the CDOs and CLOs in which Alesco invests, based on the percentage of equity Alesco holds in such CDOs and CLOs. Origination fees, structuring fees, placement fees and trading discounts and commissions paid to, or earned by, Cohen Brothers and its affiliates will not reduce the amount of fees Alesco pays under the management agreement.

The following table summarizes the base management fees payable and incentive fees payable, net of asset management fee credits, to Cohen Brothers by Alesco under the management agreement as of June 30, 2006. Additionally, the following table summarizes structuring, placement and origination fees earned by affiliates of Cohen Brothers in connection with CDOs and CLOs in which Alesco has invested.

For the period from January 31, 2006 through June 30, 2006
Fees Payable to Cohen Brothers Relating to Management Agreement
Base management fees payable under management agreement	$664,000
Incentive fees payable under management agreement	$569,000
Asset management fee credits under management agreement	$(374,000)

Total Fees Payable to Cohen Brothers Relating to Management Agreement	$859,000

Fees Paid to Affiliates of Cohen Brothers Relating to Alesco CDO/CLO Investment Transactions
Structuring Fees	$12,587,000
Placement Fees	$5,988,000
Origination Fees	$3,953,000

Total Fees Paid to Affiliates of Cohen Brothers Relating to Alesco CDO/CLO Investment Transactions	$22,528,000

Investment Policies and Policies with respect to certain Activities

Investment Guidelines

Alesco has no prescribed limitation on any particular investment type. Through its manager, Alesco pursues diverse investments that have the potential to generate favorable risk-adjusted returns, consistent with maintaining its qualification as a REIT for U.S. federal income tax purposes and its intention to qualify for an exemption from registration under the Investment Company Act. Alesco has adopted general guidelines for its investments and borrowings to the effect that:

•	no investment is made that would cause Alesco to fail to qualify as a REIT; and

•	no investment is made that would cause Alesco to be regulated as an investment company.

Alesco’s board of trustees may establish additional investment policies and procedures and investment guidelines. Any such investment polices and procedures and guidelines approved by Alesco’s board of trustees may be changed by Alesco’s board of trustees without the approval of Alesco’s shareholders.

Financing Policies. Alesco’s investment guidelines do not restrict the amount of indebtedness that Alesco may incur. Cohen Brothers seeks to use leverage to enhance overall investment returns while maintaining appropriate levels of leverage relative to Alesco’s asset base, the cost of financing and the structure of available financing. Assets such as rated RMBS, which are relatively secure, as well as highly liquid, is generally financed with higher levels of leverage than used to finance less liquid assets. Cohen Brothers also seeks, where possible, to match the term and interest rates of a substantial part of Alesco’s assets and liabilities to minimize the differential between overall asset and liability maturities and to capture positive spreads between yields on the assets and the long term financing costs of such assets. In utilizing leverage, Alesco’s objectives are to improve risk-adjusted equity returns and, where possible, to lock in, on a long-term basis, a spread between the yield on Alesco’s assets and the cost of Alesco’s financing.

Hedging Policies. Cohen Brothers uses hedging transactions to seek to protect the value of Alesco’s mortgage loan and real estate securities portfolio prior to the execution of long-term financing transactions such as the completion of a securitization. Cohen Brothers may also use hedging transactions to manage the risk of interest rate fluctuations with respect to liabilities and interest rate swaps, interest rate caps, short sales of securities, options or other hedging instruments to implement Alesco’s hedging strategy. In general, income from hedging transactions does not constitute qualifying income for purposes of the REIT 75% and 95% gross income requirements. To the extent, however, that Alesco enters into a hedging contract to reduce interest rate risk or foreign currency risk on indebtedness incurred to acquire or carry real estate assets, any income that Alesco derives from the contract would be excluded income for purposes of calculating the REIT 95% gross income test if specified requirements are met, but would not be excluded and would not be qualifying income for purposes of calculating the REIT 75% gross income test.

Conflicts of Interest Policies

Alesco’s board of trustees has approved guidelines regarding possible conflicts of interest. Any transactions between Alesco and Cohen Brothers and its affiliates not specifically permitted by the management agreement or the shared services agreement must be approved by a majority of Alesco’s independent trustees. The independent trustees review transactions on a quarterly basis to ensure compliance with the investment guidelines. In their review, the independent trustees rely primarily on information provided by Cohen Brothers.

THE 2006 LONG-TERM INCENTIVE PLAN

This section of the proxy statement is a summary of the material provisions of the 2006 long-term incentive plan, a copy of which is attached to this proxy statement as Annex D. Because the description is a summary, it does not contain all of the information about the 2006 long-term incentive plan that may be important to you. You should refer to the full text of the 2006 long-term incentive plan, which is hereby incorporated by reference into this proxy statement, for details of the terms of the 2006 long-term incentive plan.

Sunset will cancel its Amended and Restated 2003 Share Incentive Plan and adopt a 2006 long-term incentive plan, referred to below as the plan. The purpose of the plan is to provide Sunset with the flexibility to use stock options and other awards as part of an overall compensation package to provide equity-based compensation to attract and retain qualified personnel. Sunset’s, its subsidiaries’ and Cohen Brothers’ key employees, directors, officers, advisors, consultants and other personnel would be eligible to be granted stock options (including stock appreciation rights), restricted stock, phantom shares, dividend equivalent rights and other equity-based awards under the plan. As of the date hereof, no grants have been made under this plan.

The plan replaces Alesco’s existing long term incentive plan and Sunset’s existing equity based plans.

Administration

The plan will be administered by the compensation committee. Such committee, generally, has the full authority to administer and interpret the plan, to authorize the granting of awards, to determine the eligibility of key employees, directors, officers, advisors, consultants and other personnel of Sunset and its subsidiaries to receive an award, to determine the number of shares of common stock to be covered by each award (subject to the individual participant limitations provided in the plan), to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the plan), to prescribe the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the plan or the administration or interpretation thereof. In connection with this authority, the applicable committee may establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. The plan will be administered by a committee consisting of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, a non-employee director and will, at such times as Sunset is subject to Section 162(m) of the Internal Revenue Code, qualify as an outside director for purposes of Section 162(m) of the Code, or, if no committee exists, the board of directors. References below to the compensation committee include a reference to the board for those periods in which the board is acting in place of the committee or other such applicable committee appointed by Sunset’s board of directors.

Eligibility and Types of Awards

Key employees, directors, officers, advisors, consultants and other personnel are eligible to be granted stock options, restricted stock, phantom shares, dividend equivalent rights and other equity-based awards under the plan. Eligibility for awards under the plan is determined by the compensation committee.

Available Shares

Subject to adjustment upon certain corporate transactions or events, the total number of shares of common stock awarded under the plan may not be greater than 3% of the number of shares outstanding as of the effective date of the plan (including shares to be issued in substitution of 337,327 Alesco restricted stock award shares outstanding at the effective time of the plan). In no event may an eligible person receive options for more than 250,000 shares on an annual basis, and the maximum number of shares that may underlie awards, other than options, granted in any one year to any eligible person may not exceed 300,000. Subject to adjustment upon certain corporate transactions or events, options with respect to an aggregate of no more than 500,000 shares may be granted under the plan. If an option or other award granted under the plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. Unless previously terminated by Sunset’s board of directors, no new award may be granted under the plan after the tenth anniversary of the date that the plan was initially approved by Sunset’s board of directors or, if earlier, by Sunset’s stockholders.

Awards Under the 2006 Long-Term Incentive Plan

Stock Options. The terms of specific options, including whether options shall constitute “incentive stock options” for purposes of Section 422(b) of the Internal Revenue Code, shall be determined by Sunset’s compensation committee. The exercise price of an option shall also be determined by Sunset’s compensation committee and reflected in the applicable award agreement. The exercise price for each option that is intended to qualify for an exception from the limitation imposed by Section 162(m) of the Internal Revenue Code shall not be less than 100% of the fair market value of the underlying stock on the day the option is granted. The exercise price with respect to incentive stock options may not be lower than 100%, or 110% in the case of an incentive stock option granted to a 10% shareholder, if permitted under the plan, of the fair market value of Sunset’s common stock on the date of grant. Each option will be exercisable after the period or periods specified in the award agreement, which will generally not exceed 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan). Options will be exercisable at such times and subject to such terms as determined by Sunset’s compensation committee. The compensation committee may determine the permitted methods by which an option may be exercised.

Subject to the provisions of the applicable award agreement, if a participant’s employment is terminated by Sunset without cause, or because of the retirement, disability or death of the participant, the plan provides for limited periods of time in which certain options may be exercised and any options that are not exercised will be forfeited. Subject to the provisions of the applicable award agreement, if the participant’s employment is terminated for cause, or the participant resigns from employment, all the participant’s vested and unvested options will immediately be forfeited.

Restricted Stock. A restricted stock award is an award of common stock that is subject to restrictions on sale, transferability and such other restrictions, if any, as the compensation committee may impose at the date of grant. Grants of restricted stock will be subject to vesting schedules as determined by Sunset’s compensation committee. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as Sunset’s compensation committee may determine. Except to the extent restricted under the award agreement relating to the restricted stock, a participant granted restricted stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the restricted stock. Cash dividends on shares of restricted stock will, unless otherwise provided by the compensation committee, be held by Sunset until the period of forfeiture in relation to the shares has lapsed. Such dividends will be forfeited if the underlying shares are forfeited. If the shares are not forfeited, the dividends will be paid over to the participant as soon as practicable after the period has lapsed.

Subject to the provisions of the applicable award agreement, if, during the forfeiture period in relation to a participant’s restricted stock, the participant’s employment is terminated by Sunset without cause, or because of the retirement, disability or death of the participant or in the event of a change in control of Sunset or Cohen Brothers, or with respect to employees of Cohen Brothers, the termination of the management agreement between Cohen Brothers and Sunset to be signed at the closing of the merger (regardless of whether a termination follows thereafter), the restrictions on all the participant’s restricted stock will immediately lapse. Subject to the provisions of the applicable award agreement, if the participant’s employment is terminated for cause, or the participant resigns from employment, all the participant’s restricted stock that is still subject to restrictions will immediately be forfeited and, if participant paid any purchase price for the restricted stock, Sunset will pay the participant the lower of that price or the then market value of the stock on the date of termination.

Phantom Shares. Phantom shares will vest as provided in the applicable award agreement. A phantom share represents a future right to receive the fair market value of a share of Sunset common stock, or, if provided by Sunset’s compensation committee, the right to receive the fair market value of a share of Sunset common stock in excess of a base value established by Sunset’s compensation committee at the time of grant. Each phantom share will generally be settled by the transfer of one share of Sunset common stock. The compensation committee may allow Sunset, or the participant, to elect that phantom shares be settled by the transfer of cash or shares of Sunset common stock. Generally, the settlement date for phantom shares will be the first day of the month following the month in which the phantom shares vested. Sunset’s compensation committee may, in its discretion and under certain circumstances, permit a participant to receive as settlement of the phantom shares installments over a period not to exceed 10 years. In addition, Sunset’s compensation committee may establish a program under which distributions with respect to phantom shares may be deferred for additional periods as set forth in the preceding sentence.

Subject to the provisions of the applicable award agreement, if the participant’s employment is terminated by Sunset without cause, or because of the retirement, disability or death of the participant or in the event of a change in control of Sunset or Cohen Brothers or with respect to employees of Cohen Brothers, the termination of the management agreement between Cohen Brothers and Sunset to be signed at the closing of the merger, all the participant’s phantom shares will immediately vest. If the participant’s employment is terminated for any other reason, all the participant’s phantom shares that have not previously vested, or vested upon termination, will immediately be forfeited.

Dividend Equivalents. A dividend equivalent is a right to receive (or have credited) the equivalent value of regular cash dividends declared on common stock otherwise subject to an award. Sunset’s compensation committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional common stock. Sunset’s compensation committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate. Dividend equivalents granted in relation to options that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code will be payable regardless of whether the related option is exercised. The compensation committee may establish a program under which amounts payable in respect of dividend equivalents may be deferred.

Other Equity-Based Awards. The plan authorizes the granting of other awards based upon the common stock (including the grant of securities convertible into common stock and stock appreciation rights) and interests (which may be expressed as units or otherwise) in subsidiaries, as applicable.

Special Rules Upon Reorganizations, Changes in Control, Etc.

If Sunset is involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of substantially all of the assets or stock of Sunset or a transaction similar thereto, or upon certain changes in capital structure and other similar events, the compensation committee may make related adjustments in its discretion to outstanding awards and various plan provisions (including, without limitation, to the number and kind of shares available under the plan).

Without limiting the foregoing, upon a change in control of Sunset (as defined in the plan), the compensation committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change in control, but only if the committee determines that the adjustments do not have an adverse economic impact on the participants (as determined at the time of the adjustments).

Amendment and Termination

Sunset’s board of directors may amend the plan as it deems advisable, except that it may not amend the plan in any way that would adversely affect a participant with respect to an award previously granted unless the amendment is required in order to comply with applicable laws. In addition, Sunset’s board of directors may not amend the plan if the amendment would cause the plan to fail to comply with any requirement of applicable law or regulation, unless and until such amendment is approved by Sunset’s stockholders.

POSSIBLE ADJOURNMENT OF THE SPECIAL MEETING

If there are not sufficient votes at the time of the special meeting in favor of the proposals to approve the issuance of Sunset shares pursuant to the merger agreement and to adopt the new long-term incentive plan, Sunset may propose to adjourn the special meeting to a date not later than 120 days after October     , 2006 for the purpose of soliciting additional proxies in favor of the foregoing proposals. Sunset currently does not intend to propose adjournment at the special meeting if there are sufficient votes to approve the issuance of Sunset shares and to adopt the new long-term incentive plan. If it is submitted at the special meeting, the proposal to adjourn or postpone the Sunset special meeting for the purpose of soliciting additional proxies requires the affirmative vote of the holders of a majority of the Sunset shares present in person or by proxy, even if less than a quorum.

THE SUNSET BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SUNSET STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY, FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN FAVOR OF PROPOSALS 1 AND 2.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following is a summary of the material U.S. federal income tax consequences of the merger. This discussion is based upon the Internal Revenue Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service, and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion does not address all of the tax consequences that may be relevant to investors that are subject to special treatment under U.S. federal income tax laws. In addition, this discussion does not address the tax consequences of the merger under state, local or foreign tax laws. No assurance can be given that the Internal Revenue Service would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

For the purpose of this discussion, a “U.S. Shareholder” is an Alesco shareholder that participates in the merger and that is (i) an individual who is a citizen or resident of the United States for U.S. federal income tax purposes; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) any trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. fiduciaries have the authority to control all substantial decisions relating to the trust or a trust that has a valid election in effect under applicable U.S. federal income tax law to be treated as a United States person. A “Non-U.S. Shareholder” is an Alesco shareholder that participates in the merger other than a U.S. Shareholder.

This discussion considers neither the specific facts and circumstances that may be relevant to a particular shareholder nor any U.S. state and local or non-U.S. tax consequences of the merger. Moreover, except as provided herein, this discussion does not address special situations, such as the following:

•	tax consequences to shareholders who may be subject to special tax treatment, such as tax-exempt entities, dealers in securities or currencies, banks, other financial institutions or “financial services entities,” insurance companies, regulated investment companies, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, certain expatriates or former long-term residents of the United States or corporations that accumulate earnings to avoid U.S. federal income tax;

•	tax consequences to persons holding Alesco shares as part of a hedging, integrated, constructive sale or conversion transaction or a straddle or other risk reduction transaction;

•	tax consequences to partnerships or similar pass-through entities or to persons who hold Alesco shares; and

•	tax consequences to non-U.S. shareholders.

Investors are urged to consult their tax advisors regarding the specific tax consequences to them of the merger including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws to their particular circumstances.

Sunset’s obligation to complete the merger is conditioned upon its receipt at closing of a tax opinion from Locke, Liddell & Sapp that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. Alesco’s obligation to complete the merger is conditioned upon its receipt at closing of a tax opinion from Clifford Chance US LLP, that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. These opinions will be delivered at closing.

These opinions will be based on factual representations and covenants made by Sunset and Alesco (including those contained in tax representation letters to be provided by Sunset and Alesco at the time of closing), and on customary factual assumptions. The tax opinions are not binding on the Internal Revenue Service or any court and do not preclude the Internal Revenue Service from asserting, or a court from sustaining, a contrary conclusion. In the event that the tax opinions cannot be delivered, the parties hereto shall negotiate in good faith to take additional actions in conjunction with and/or immediately following the merger to permit this condition to closing to be satisfied. Although the merger agreement allows Sunset and Alesco to waive this condition to closing, neither Sunset nor Alesco currently anticipates doing so. If either Sunset or Alesco does waive this condition, you will be informed of this decision prior to being asked to vote on the merger.

The following material U.S. federal income tax consequences will result from qualification of the merger as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code:

•	except for cash received in lieu of a fractional share of Sunset common stock, U.S. shareholders will not recognize any gain or loss upon the receipt of Sunset shares in exchange for their Alesco shares in the merger;

•	cash received by a U.S. shareholder in lieu of a fractional share of Sunset common stock in the merger will be treated as if such fractional share had been issued in the merger and then redeemed by Sunset, and a U.S. shareholder will recognize capital gain or loss with respect to such cash payment, measured by the difference, if any, between the amount of cash received and the tax basis in such fractional share;

•	Alesco will not recognize gain or loss in the merger; and

•	Neither Sunset nor its stockholders, will recognize gain or loss in the merger.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO AN INVESTMENT IN A REIT

The U.S. federal income tax treatment of holders of Sunset shares depends in some instances on determinations of fact and interpretations of complex provisions of U.S. federal income tax law for which no clear precedent or authority may be available. In addition, the tax consequences of holding Sunset shares to any particular stockholder will depend on the stockholder’s particular tax circumstances. You are urged to consult your tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences to you, in light of your particular investment or tax circumstances, of acquiring, holding, and disposing of Sunset shares.

Taxation as a REIT

Sunset elected to be taxed as a REIT under the Internal Revenue Code commencing with its taxable year ended December 31, 2004. Sunset believes that it has been organized and has operated in a manner that has allowed it to qualify for taxation as a REIT under the Internal Revenue Code commencing with its taxable year ended December 31, 2004, and it intends to continue to be organized and operate in such a manner.

Alesco will elect to be taxed as a REIT under the Internal Revenue Code for its taxable year ending on the date of the merger. Alesco believes that it is organized and will be operated in a manner that will allow it to qualify for taxation as a REIT under the Internal Revenue Code for its taxable year ending on the date of the merger. Upon the closing of the merger, for U.S. federal income tax purposes, Alesco’s tax year will end and Alesco will not be treated as a separate entity. Rather, for U.S. federal income tax purposes, Alesco’s assets following the closing of the merger will be owned by a wholly-owned subsidiary of Sunset that is and will be treated as a qualified REIT subsidiary of Sunset. As described below, a qualified REIT subsidiary is ignored for U.S. federal income tax purposes. Therefore, following the closing of the merger, Alesco’s income and assets, as held by its wholly-owned subsidiary, will be treated as earned and held, respectively, by Sunset for purposes of determining Sunset’s compliance with the REIT income and asset tests described below.

Qualification and taxation as a REIT depends upon each of Sunset’s and Alesco’s ability to meet, on a continuing basis, various qualification requirements imposed upon REITs by the Internal Revenue Code. The material qualification requirements are summarized below, under “—Requirements for Qualification—General.” While each of Sunset and Alesco believes that it has operated and intends to continue to operate (in the case of Alesco, through the closing of the merger) so that it qualifies as a REIT, no assurance can be given that the Internal Revenue Service will not challenge their qualification as REITs or that they will be able to operate in accordance with the REIT requirements in the future. See “—Failure to Qualify.”

Alesco’s obligation to complete the merger is conditioned upon its receipt at closing of a tax opinion from Locke, Liddell & Sapp LLP that for all taxable periods commencing with its formation and ending with its taxable year ended December 31, 2005, Sunset has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Internal Revenue Code and that Sunset’s form of organization and current and intended method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Internal Revenue Code. Sunset’s obligation to complete the merger is conditioned upon its receipt at closing of a tax from Clifford Chance US LLP that for its tax year ending on the date of the merger, Alesco has been organized and operated in conformity with requirements for qualification and taxation as a REIT under the Internal Revenue Code. These opinions will be delivered at closing. It must be emphasized that these opinions will be based on various assumptions relating to Sunset’s and Alesco’s organization and operation, including that all factual representations and statements set forth in all relevant documents, records and instruments are true and correct, all actions described in this proxy statement are completed in a timely fashion and that Sunset and Alesco will at all times operate in accordance with the method of operation described in Sunset’s and Alesco’s organizational documents and this proxy statement, and will be conditioned upon factual representations and covenants made by Sunset’s and Alesco’s management teams, boards of directors or trustees and affiliated entities, regarding their organization, assets, present and future conduct of their business operations, the fair market value of their investments in TRSs (as described below) and other assets, and other items regarding their ability to meet the various requirements for qualification as a REIT, and will assume that such representations and covenants are accurate and complete and they will take no action inconsistent with their qualifications as REITs. While each of Sunset and Alesco believes that it has been organized and operated so that it will qualify as a REIT, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations and the possibility of future changes in Sunset’s and Alesco’s circumstances, applicable law, or interpretations thereof, no assurance can be given by Sunset or Locke Liddel & Sapp LLP or Alesco or Clifford Chance US LLP that Sunset or Alesco, respectively, will qualify as a REIT for any particular year. Such firms will have no obligation to advise Sunset or Alesco or the holders of Sunset common shares of any subsequent change in the matters stated, represented or assumed or of any subsequent change in the applicable law or interpretations thereof. Shareholders should be aware that opinions of counsel are not binding on the IRS, and no assurance can be given that the IRS will not challenge the conclusions set forth in such opinions.

Each of Sunset’s and Alesco’s qualification and taxation as a REIT depends on its ability to meet, on a continuing basis (in the case of Alesco, through the closing of the merger), through actual results of operations, distribution levels and diversity of share ownership, various qualification requirements imposed upon REITs by the Internal Revenue Code, the compliance with which will not be reviewed by Locke, Liddel & Sapp LLP or Clifford Chance US LLP. In addition, Sunset’s and Alesco’s ability to qualify as a REIT may depend in part upon the operating results, organizational structure and entity classification for U.S. federal income tax purposes of certain entities in which Sunset and Alesco invest, which could include entities that have made elections to be taxed as REITs, the qualification of which will not have been reviewed by such firms. Sunset’s and Alesco’s ability to qualify as a REIT also requires that Sunset and Alesco satisfy certain asset and income tests, some of which depend upon the fair market values of assets directly or indirectly owned by Sunset and Alesco or which serve as security for loans made by Sunset and Alesco. Such values may not be susceptible to a precise determination. Accordingly, no assurance can be given that the actual results of Sunset’s and Alesco’s operations for any taxable year will satisfy the requirements for qualification and taxation as a REIT.

As indicated above, qualification and taxation of each of Sunset and Alesco as a REIT depends upon Sunset’s and Alesco’s ability to meet, on a continuing basis (in the case of Alesco, through the closing of the merger), various qualification requirements imposed upon REITs by the Internal Revenue Code. The material qualification requirements are summarized below, under “—Requirements for Qualification—General.” While Sunset and Alesco intend to operate so that each qualifies as a REIT (in the case of Alesco, through the closing of the merger), no assurance can be given that the IRS will not challenge Sunset’s or Alesco’s qualification as a REIT or that either Sunset or Alesco will be able to operate in accordance with the REIT requirements in the future (in the case of Alesco, through the closing of the merger). See “—Failure to Qualify.”

The discussion set forth below addresses the requirements for, and consequences of, Sunset’s and Alesco’s qualification as a REIT, which requirements and consequences will apply to Alesco until the closing of the merger and which will apply to Sunset prior to and following the merger. Alesco’s assets following the closing of the merger will be owned by a wholly-owned subsidiary of Sunset that is and will be treated as a qualified REIT subsidiary of Sunset. As described below, a qualified REIT subsidiary is ignored for U.S. federal income tax purposes. Therefore, following the closing of the merger, Alesco’s income and assets, as held by Sunset’s wholly-owned subsidiary, will be treated as earned and held, respectively, by Sunset for purposes of determining Sunset’s compliance with the REIT income and asset tests described below.

Provided that a company qualifies as a REIT, it will generally be entitled to a deduction for dividends that it pays and, therefore, will not be subject to U.S. federal corporate income tax on its net income that is currently distributed to its shareholders. This treatment substantially eliminates the “double taxation” at the corporate and shareholder levels that results generally from investment in a corporation. Rather, income generated by a REIT generally is taxed only at the shareholder level, upon a distribution of dividends by the REIT. Provided that Alesco qualifies as a REIT, Alesco will also generally be entitled to a deduction for dividends it pays prior to the closing of the merger.

For tax years through 2010, shareholders who are individual U.S. shareholders (as defined below) are generally taxed on corporate dividends at a maximum rate of 15% (the same as long-term capital gains), thereby substantially reducing, though not completely eliminating, the double taxation that has historically applied to corporate dividends. With limited exceptions, however, dividends received by individual U.S. shareholders (as defined below) from Sunset or from other entities that are taxed as REITs (including Alesco prior to the closing of the merger) will continue to be taxed at rates applicable to ordinary income, which will be as high as 35% through 2010.

Net operating losses, foreign tax credits and other tax attributes of a REIT generally do not pass through to the shareholders of the REIT, subject to special rules for certain items, such as capital gains, recognized by REITs.

If Sunset continues to qualify as a REIT, it will nonetheless be subject to U.S. federal income tax in the following circumstances:

•	Sunset will be taxed at regular corporate rates on any undistributed income, including undistributed net capital gains.

•	Sunset may be subject to the “alternative minimum tax” on its items of tax preference, if any.

•	If Sunset has net income from prohibited transactions, which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax. See “—Prohibited Transactions” and “—Foreclosure Property,” below.

•	If Sunset elects to treat property that it acquires in connection with a foreclosure of a mortgage loan or from certain leasehold terminations as “foreclosure property,” it may thereby avoid (a) the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction) and (b) the inclusion of any income from such property not qualifying for purposes of the REIT gross income tests discussed below, but the income from the sale or operation of the property may be subject to corporate income tax at the highest applicable rate (currently 35%).

•	If Sunset fails to satisfy the 75% gross income test or the 95% gross income test, as discussed below, but nonetheless maintain its qualification as a REIT because other requirements are met, it will be subject to a 100% tax on an amount equal to (a) the greater of (1) the amount by which it fails the 75% gross income test or (2) the amount by which it fails the 95% gross income test, as the case may be, multiplied by (b) a fraction intended to reflect Sunset’s profitability.

•	If Sunset fails to satisfy any of the REIT asset tests, as described below, other than in the case of a de minimis failure of the 5% or 10% asset tests, but its failure is due to reasonable cause and not due to willful neglect and it nonetheless maintain its REIT qualification because of specified cure provisions, it will be required to pay a tax equal to the greater of $50,000 or the highest corporate tax rate (currently 35%) of the net income generated by the nonqualifying assets during the period in which it failed to satisfy the asset tests.

•	If Sunset fails to satisfy any provision of the Internal Revenue Code that would result in its failure to qualify as a REIT (other than a gross income or asset test requirement) and the violation is due to reasonable cause and not due to willful neglect, it may retain its REIT qualification but it will be required to pay a penalty of $50,000 for each such failure.

•

If Sunset fails to distribute during each calendar year at least the sum of (a) 85% of its REIT ordinary income for such year, (b) 95% of its REIT capital gain net income for such year and (c) any undistributed taxable income from prior periods, or the “required distribution,” it will be subject to a 4%

excise tax on the excess of the required distribution over the sum of (1) the amounts actually distributed (taking into account excess distributions from prior years), plus (2) retained amounts on which income tax is paid at the corporate level.

•	Sunset may be required to pay monetary penalties to the Internal Revenue Service in certain circumstances, including if it fails to meet record-keeping requirements intended to monitor its compliance with rules relating to the composition of its shareholders, as described below in “—Requirements for Qualification—General.”

•	A 100% excise tax may be imposed on some items of income and expense that are directly or constructively paid between Sunset and its TRSs (as described below) if and to the extent that the Internal Revenue Service successfully adjusts the reported amounts of these items.

•	If Sunset acquires appreciated assets from a corporation that is not a REIT in a transaction in which the adjusted tax basis of the assets in its hands is determined by reference to the adjusted tax basis of the assets in the hands of the non-REIT corporation, Sunset will be subject to tax on such appreciation at the highest corporate income tax rate then applicable if Sunset subsequently recognize gain on a disposition of any such assets during the 10-year period following its acquisition from the non-REIT corporation. The results described in this paragraph assume that the non-REIT corporation will not elect, in lieu of this treatment, to be subject to an immediate tax when the asset is acquired by it.

•	Sunset will generally be subject to tax on the portion of any excess inclusion income derived from an investment in residual interests in REMICs, to the extent its shares are held by specified tax-exempt organizations not subject to tax on unrelated business taxable income. Although the law is unclear, similar rules may apply if Sunset owns an equity interest in a taxable mortgage pool which generally will include securitizations backed by mortgage loans, RMBS, or CMBS. To the extent that it owns a REMIC residual interest or a taxable mortgage pool through a TRS, Sunset is not and will not be subject to this tax. For a discussion of “excess inclusion income,” see “—Effect of Subsidiary Entities—Taxable Mortgage Pools” and “—Excess Inclusion Income.”

•	Sunset may elect to retain and pay income tax on its net long-term capital gain. In that case, a shareholder would include its proportionate share of Sunset’s undistributed long-term capital gain (to the extent Sunset makes a timely designation of such gain to the shareholder) in its income, would be deemed to have paid the tax that Sunset paid on such gain, and would be allowed a credit for its proportionate share of the tax deemed to have been paid, and an adjustment would be made to increase the shareholder’s basis in its common shares.

•	Sunset has subsidiaries or owns interests in other lower-tier entities that are corporations, including domestic TRSs, the earnings of which are be subject to U.S. federal corporate income tax.

In addition, Sunset and its subsidiaries may be subject to a variety of taxes other than U.S. federal income tax, including payroll taxes and state, local, and foreign income, property and other taxes on assets, income and operations. As further described below, domestic TRSs that Sunset has formed or will formed is or will be subject to U.S. federal corporate income tax on their taxable income. Sunset could also be subject to tax in situations and on transactions not presently contemplated.

Requirements for Qualification—General

The Internal Revenue Code defines a REIT as a corporation, trust or association:

(1)	that is managed by one or more trustees or directors;

(2)	the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

(3)	that would be taxable as a domestic corporation but for the special Internal Revenue Code provisions applicable to REITs;

(4)	that is neither a financial institution nor an insurance company subject to specific provisions of the Internal Revenue Code;

(5)	the beneficial ownership of which is held by 100 or more persons;

(6)	in which, during the last half of each taxable year, not more than 50% in value of the outstanding shares is owned, directly or indirectly, by five or fewer “individuals” (as defined in the Internal Revenue Code to include specified entities);

(7)	which meets other tests described below, including with respect to the nature of its income and assets and the amount of its distributions; and

(8)	that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year that has not been terminated or revoked.

The Internal Revenue Code provides that conditions (1) through (4) must be met during the entire taxable year, and that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a shorter taxable year. Conditions (5) and (6) do not need to be satisfied for the first taxable year for which an election to become a REIT has been made. Sunset’s charter provides restrictions regarding the ownership and transfer of Sunset shares, which are intended to assist in satisfying the share ownership requirements described in conditions (5) and (6) above. For purposes of condition (6), an “individual” generally includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes, but does not include a qualified pension plan or profit sharing trust.

To monitor compliance with the share ownership requirements, Sunset is generally required to maintain records regarding the actual ownership of its shares. To do so, Sunset must demand written statements each year from the record holders of significant percentages of its shares, in which the record holders are to disclose the actual owners of the shares, i.e., the persons required to include in gross income the dividends paid by Sunset. A list of those persons failing or refusing to comply with this demand must be maintained as part of Sunset’s records. Failure by Sunset to comply with these record-keeping requirements could subject it to monetary penalties. If Sunset satisfies these requirements and has no reason to know that condition (6) is not satisfied, Sunset will be deemed to have satisfied such condition. A shareholder that fails or refuses to comply with the demand is required by Treasury regulations to submit a statement with its tax return disclosing the actual ownership of the shares and other information.

In addition, a corporation generally may not elect to become a REIT unless its taxable year is the calendar year. Sunset satisfies this requirement.

Effect of Subsidiary Entities

Ownership of Partnership Interests. In the case of a REIT that is a partner in a partnership, Treasury regulations provide that the REIT is deemed to own its proportionate share of the partnership’s assets and to earn its proportionate share of the partnership’s gross income based on its pro rata share of its capital interest in the partnership for purposes of the asset and gross income tests applicable to REITs, as described below. However, solely for purposes of the 10% value test, described below, the determination of a REIT’s interest in partnership assets will be based on the REIT’s proportionate interest in any securities issued by the partnership, excluding for these purposes, certain excluded securities as described in the Internal Revenue Code. In addition, the assets and gross income of the partnership generally are deemed to retain the same character in the hands of the REIT. Thus, Sunset’s proportionate share of the assets and items of income of partnerships in which it owns an equity interest is treated as an asset and items of income of Sunset for purposes of applying the REIT requirements described below. Consequently, to the extent that it directly or indirectly holds a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect its ability to qualify as a REIT, even though it may have no control or only limited influence over the partnership.

Disregarded Subsidiaries. If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” that subsidiary is disregarded for U.S. federal income tax purposes, and all assets, liabilities and items of income, deduction and credit of the subsidiary are treated as assets, liabilities and items of income, deduction and credit of the REIT, including for purposes of the gross income and asset tests applicable to REITs, as summarized below. A qualified REIT subsidiary is any corporation, other than a TRS (as described below), that is wholly-owned by a REIT, by other disregarded subsidiaries or by a combination of the two. Single member limited liability companies that are wholly-owned by a REIT are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT gross income and asset tests. Disregarded subsidiaries, along with partnerships in which Sunset holds an equity interest, are sometimes referred to herein as “pass-through subsidiaries.” Sunset expects that it will hold its assets and conduct its operations, in part, through qualified REIT subsidiaries and disregarded subsidiaries. Accordingly, all assets, liabilities, and items of income, deduction and credit of each such subsidiary will be treated as Sunset’s assets, liabilities, and items of income, deduction, and credit.

In the event that a disregarded subsidiary ceases to be wholly-owned by Sunset – for example, if any equity interest in the subsidiary is acquired by a person other than it or another disregarded subsidiary of it – the subsidiary’s separate existence would no longer be disregarded for U.S. federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect Sunset’s ability to satisfy the various asset and gross income tests applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the value or voting power of the outstanding securities of another corporation. See “—Asset Tests” and “—Gross Income Tests.”

Taxable REIT Subsidiaries. A REIT may jointly elect with a non-REIT subsidiary corporation, whether or not wholly owned, to treat the subsidiary corporation as a TRS. The separate existence of a TRS or other taxable corporation, unlike a disregarded subsidiary as discussed above, is not ignored for U.S. federal income tax purposes. Accordingly, such an entity would generally be subject to corporate income tax on its earnings, which may reduce the cash flow generated by Sunset and its subsidiaries in the aggregate and its ability to make distributions to our shareholders.

Sunset has made a TRS election with respect to certain domestic entities, such as SFR Subsidiary, Inc. and expects that it will, subsequent to the merger, make a TRS election with respect to other domestic TRSs. Sunset also expects to make TRS elections with respect to certain non-U.S. entities that issue equity interests to Sunset pursuant to CDO and CLO securitizations and, subsequent to the merger, with respect to its interests in CDO and CLO securitizations acquired pursuant to the merger. The Internal Revenue Code and the Treasury regulations promulgated thereunder provide a specific exemption from U.S. federal income tax to non-U.S. corporations that restrict their activities in the Untied States to trading in stock and securities (or any activity closely related thereto) for their own account whether such trading (or such other activity) is conducted by the corporation or its employees through a resident broker, commission agent, custodian or other agent. Certain U.S. shareholders of such a non-U.S. corporation are required to include in their income currently their proportionate share of the earnings of such a corporation, whether or not such earnings are distributed. Sunset expects that certain of the CDO and CLO vehicles in which it invests or will invest and with which it has made or will jointly make a TRS election have been or will be organized as Cayman Islands companies and has relied on or will rely on such exemption or otherwise operate in a manner so that they will not be subject to U.S. federal income tax on their net income. Therefore, despite such contemplated CDO or CLO entities’ status as TRSs, such entities should generally not be subject to U.S. federal corporate income tax on their earnings. However, Sunset will be required to include in its income, on a current basis, the earnings of such a TRS. This could affect Sunset’s ability to comply with the REIT income tests and distribution requirement. See “—Gross Income Tests” and “Annual Distribution Requirements.”

A REIT is not treated as holding the assets of a TRS or other subsidiary corporation or as receiving any undistributed income that a domestic TRS earns. Rather, the stock issued by the subsidiary is an asset in the hands of the REIT, and the REIT generally recognizes as income the dividends, if any, that it receives from a domestic TRS. However, a REIT will generally be required to include in its income on a current basis the earnings of a non-U.S. TRS as described in the preceding paragraph. This treatment can affect the gross income and asset test calculations that apply to the REIT, as described below. Because a parent REIT does not include the assets and, in the case of a domestic TRS, income of such subsidiary corporations in determining the parent’s compliance with the REIT requirements, such entities may be used by the parent REIT to undertake indirectly activities that the REIT rules might otherwise preclude it from doing directly or through pass-through subsidiaries or render commercially unfeasible (for example, activities that give rise to certain categories of income such as nonqualifying hedging or prohibited transaction income). If dividends are paid to Sunset by one or more of its TRSs, other than a non-U.S. TRS as described in the preceding paragraph, then a portion of the dividends that it distributes to U.S. individual shareholders who are taxed at individual rates generally will be eligible for taxation at preferential qualified dividend income tax rates rather than at ordinary income rates. See “—Taxation of Shareholders—Taxation of Taxable U.S. Shareholders” and “—Taxation of Shareholders—Taxation of Taxable U.S. Shareholders—Distributions.”

Certain restrictions imposed on TRSs are intended to ensure that such entities will be subject to appropriate levels of U.S. federal income taxation. First, a TRS may not deduct interest payments made in any year to an affiliated REIT to the extent that such payments exceed, generally, 50% of the TRS’s adjusted taxable income for that year (although the TRS may carry forward to, and deduct in, a succeeding year the disallowed interest amount if the 50% test is satisfied in that year). In addition, if amounts are paid to a REIT or deducted by a TRS due to transactions between a REIT, its tenants and/or a TRS, that exceed the amount that would be paid to or deducted by a party in an arm’s-length transaction, the REIT generally will be subject to an excise tax equal to 100% of such excess. Rents Sunset receives that include amounts for services furnished by one of its TRSs to any of its tenants will not be subject to the excise tax if such amounts qualify for the safe harbor provisions contained in the Internal Revenue Code. Safe harbor provisions are provided where (1) amounts are excluded from the definition of impermissible tenant service income as a result of satisfying the 1% de minimis exception; (2) a TRS renders a significant amount of similar services to unrelated parties and the charges for such services are substantially comparable; (3) rents paid to Sunset by tenants that are not receiving services from the TRS are substantially comparable to the rents paid by its tenants leasing comparable space that are receiving such services from the TRS and the charge for the services is separately stated; or (4) the TRS’s gross income from the service is not less than 150% of the TRS’s direct cost of furnishing the service.

To the extent that certain domestic entities with respect to which Sunset has made a TRS election or any additional TRSs Sunset may form in the future pay any taxes, they will have less cash available for distribution to Sunset. If dividends are paid to Sunset by a taxable domestic TRS, then the dividends such domestic TRS designates and pays to its shareholders who are taxed at individual rates, up to the amount of dividends it receives from such entities, generally will be eligible to be taxed at the reduced 15% maximum U.S. federal rate applicable to qualified dividend income. See “—Taxation of Taxable U.S. Shareholders.” Currently, Sunset anticipates that SFR Subsidiary, Inc. and Alesco Funding Inc. will retain their after tax income, if any, subject to compliance with the 20% asset test applicable to its aggregate ownership of TRSs. See “—Asset Tests.”

Taxable Mortgage Pools. An entity, or a portion of an entity, may be classified as a taxable mortgage pool under the Internal Revenue Code if:

•	substantially all of its assets consist of debt obligations or interests in debt obligations;

•	more than 50% of those debt obligations are real estate mortgage loans or interests in real estate mortgage loans as of specified testing dates;

•	the entity has issued debt obligations that have two or more maturities; and

•	the payments required to be made by the entity on its debt obligations “bear a relationship” to the payments to be received by the entity on the debt obligations that it holds as assets.

Under Treasury regulations, if less than 80% of the assets of an entity (or a portion of an entity) consist of debt obligations, these debt obligations are considered not to compose “substantially all” of its assets, and therefore the entity would not be treated as a taxable mortgage pool.

To the extent Sunset makes significant investments in mortgage loans, RMBS or CMBS, Sunset will likely convey one or more pools of such assets to an entity, which will issue several classes of mortgage-backed bonds having different maturities, and the cash flow on the mortgage assets are or will be the sole source of payment of principal and interest on the several classes of mortgage-backed bonds. Sunset would not likely make a REMIC election with respect to such securitization transactions, and, as a result, each such transaction is or would be a taxable mortgage pool. As a result of the merger, Sunset will acquire all of the equity interests in Kleros Real Estate CDO I, a Cayman corporation, which is also likely to be treated as a taxable mortgage pool.

A taxable mortgage pool generally is treated as a corporation for U.S. federal income tax purposes. However, special rules apply to a REIT, a portion of a REIT, or a qualified REIT subsidiary that is a taxable mortgage pool. If a REIT owns directly, or indirectly through one or more qualified REIT subsidiaries or other entities that are disregarded as a separate entity for U.S. federal income tax purposes, 100% of the equity interest in the taxable mortgage pool, the taxable mortgage pool will be a qualified REIT subsidiary and, therefore, ignored as an entity separate from the parent REIT for U.S. federal income tax purposes and would not generally affect the qualification of the REIT. Rather, the consequences of the taxable mortgage pool classification would generally, except as described below, be limited to the REIT’s shareholders. See “—Excess Inclusion Income.”

If Sunset owns less than 100% of the ownership interests in a subsidiary that is a taxable mortgage pool or fails to qualify as a REIT, the foregoing rules would not apply. Rather, the subsidiary would be treated as a corporation for U.S. federal income tax purposes and would potentially be subject to corporate income tax. In addition, this characterization would alter Sunset’s REIT income and asset test calculations and could adversely affect its compliance with those requirements. Sunset does not expect that it would form any subsidiary in which it owns some, but less than all, of the ownership interests that would become a taxable mortgage pool, and intends to monitor the structure of any taxable mortgage pools in which it has an interest to ensure that they will not adversely affect its qualification as a REIT.

Gross Income Tests

In order to qualify as a REIT, Sunset annually must satisfy two gross income tests. First, at least 75% of Sunset’s gross income for each taxable year, excluding gross income from “prohibited transactions,” must be derived from investments relating to real property or mortgages on real property, including “rents from real property,” dividends received from other REITs, interest income derived from mortgage loans secured by real property (including certain types of mortgage-backed securities), and gains from the sale of real estate assets, as well as income from certain kinds of temporary investments. Second, at least 95% of Sunset’s gross income in each taxable year, excluding gross income from prohibited transactions and qualifying hedging transactions, must be derived from some combination of income that qualifies under the 75% income test described above, as well as other dividends, interest, and gain from the sale or disposition of shares or securities, which need not have any relation to real property.

For purposes of the 75% and 95% gross income tests, a REIT is deemed to have earned a proportionate share of the income earned by any partnership, or any limited liability company treated as a partnership for U.S. federal income tax purposes, in which it owns an interest, which share is determined by reference to its capital interest in such entity, and is deemed to have earned the income earned by any qualified REIT subsidiary and any other entity disregarded for U.S. federal income tax purposes.

Interest Income. Interest income constitutes qualifying mortgage interest for purposes of the 75% gross income test to the extent that the obligation is secured by a mortgage on real property. If Sunset receives interest income with respect to a mortgage loan that is secured by both real property and other property and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan on the date that Sunset acquired or originated the mortgage loan, the interest income will be apportioned between the real property and the other property, and its income from the loan will qualify for purposes of the 75% gross income test only to the extent that the interest is allocable to the real property. Even if a loan is not secured by real property or is undersecured, the income that it generates may nonetheless qualify for purposes of the 95% gross income test.

To the extent that the terms of a loan provide for contingent interest that is based on the cash proceeds realized upon the sale of the property securing the loan (a “shared appreciation provision”), income attributable to the participation feature will be treated as gain from sale of the underlying property, which generally will be qualifying income for purposes of both the 75% and 95% gross income tests, provided that the property is not inventory or dealer property in the hands of the borrower or Sunset.

To the extent that Sunset derives interest income from a loan where all or a portion of the amount of interest payable is contingent, such income generally will qualify for purposes of the gross income tests only if it is based upon the gross receipts or sales and not the net income or profits of any person. This limitation does not apply, however, to a mortgage loan where the borrower derives substantially all of its income from the property from the leasing of substantially all of its interest in the property to tenants, to the extent that the rental income derived by the borrower would qualify as rents from real property had it been earned directly by Sunset.

Any amount includible in Sunset’s gross income with respect to a regular or residual interest in a REMIC generally is treated as interest on an obligation secured by a mortgage on real property. If, however, less than 95% of the assets of a REMIC consists of real estate assets (determined as if Sunset held such assets), Sunset will be treated as receiving directly its proportionate share of the income of the REMIC.

Among the assets Sunset may hold are mezzanine loans secured by equity interests in a pass-through entity that directly or indirectly owns real property, rather than a direct mortgage on the real property. IRS Revenue Procedure 2003-65 provides a safe harbor pursuant to which a mezzanine loan, if it meets each of the requirements contained in the Revenue Procedure, will be treated by the IRS as a real estate asset for purposes of the REIT asset tests, and interest derived from it will be treated as qualifying mortgage interest for purposes of the 75% gross income test. Although the Revenue Procedure provides a safe harbor on which taxpayers may rely, it does not prescribe rules of substantive tax law. Moreover, the mezzanine loans that Sunset acquires may not meet all of the requirements for reliance on this safe harbor. Hence, there can be no assurance that the Internal Revenue Service will not challenge the qualification of such assets as real estate assets or the interest generated by these loans as qualifying income under the 75% gross income test. To the extent Sunset makes corporate mezzanine loans, such loans will not qualify as real estate assets and interest income with respect to such loans will not be qualifying income for the 75% gross income test.

Sunset believes that the interest, original issue discount, and market discount income that it receives from its mortgage related securities generally is qualifying income for purposes of both gross income tests. However, to the extent that Sunset owns non-REMIC collateralized mortgage obligations or other debt instruments secured by mortgage loans (rather than by real property) or secured by non-real estate assets, or debt securities that are not secured by mortgages on real property or interests in real property, the interest income received with respect to such securities generally is qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. In addition, the loan amount of a mortgage loan that Sunset owns may exceed the value of the real property securing the loan. In that case, a portion of the income from the loan is qualifying income for purposes of the 95% gross income test, but not the 75% gross income test.

Dividend Income. Sunset has received or may receive distributions from TRSs or other corporations that are not REITs or qualified REIT subsidiaries. These distributions are generally classified as dividend income to the extent of the earnings and profits of the distributing corporation. Such distributions generally constitute qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. Any dividends received by Sunset from a REIT is qualifying income in Sunset’s hands for purposes of both the 95% and 75% gross income tests. Sunset has been advised by counsel that income inclusions accrued with respect to its equity investments in non-U.S. TRSs should be qualifying income for purposes of the 95% gross income test (but not the 75% gross income test) to the extent there is a distribution of such income by the non-U.S. TRS during the year such income is accrued by Sunset, and Sunset intends to treat such income inclusions as qualifying income for the 95% gross income test. See “—Taxable REIT Subsidiaries.” Because there is no clear precedent with respect to the qualification of such income for purposes of the REIT gross income tests, no assurance can be given that the Internal Revenue Service will not assert a contrary position. In the event that such income is determined not to qualify for the 95% gross income test, Sunset could be subject to a penalty tax with respect to such income to the extent it exceeds 5% of its gross income or fail to qualify as a REIT. See “—Failure to Satisfy the Gross Income Tests” and “—Failure to Qualify.”

Hedging Transactions. Sunset has entered and will enter into hedging transactions with respect to one or more of its assets or liabilities. Hedging transactions could take a variety of forms, including interest rate swaps or cap agreements, options, futures contracts, forward rate agreements or similar financial instruments. Except to the extent provided by Treasury regulations, any income from a hedging transaction Sunset enters into in the normal course of its business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, or to acquire or carry real estate assets, which is clearly identified as specified in Treasury regulations before the close of the day on which it was acquired, originated, or entered into, including gain from the sale or disposition of such a transaction, does not and will not constitute gross income for purposes of the 95% gross income test (and will generally constitute non-qualifying income for purposes of the 75% gross income test). To the extent that Sunset enters into other types of hedging transactions, the income from those transactions is likely to be treated as non-qualifying income for purposes of both of the gross income tests. Sunset has structured and intends to structure any hedging transactions in a manner that does not jeopardize its qualification as a REIT.

Rents from Real Property. Sunset currently does not intend to acquire any real property, but it may acquire real property or interests therein in the future. To the extent that Sunset acquires real property or interests therein, rents Sunset receives will qualify as “rents from real property” in satisfying the gross income tests described above, only if several conditions are met, including the following: if rent attributable to personal property leased in connection with real property is greater than 15% of the total rent received under any particular lease, then all of the rent attributable to such personal property will not qualify as rents from real property. The determination of whether an item of personal property constitutes real or personal property under the REIT provisions of the Internal Revenue Code is subject to both legal and factual considerations and is therefore subject to different interpretations.

In addition, in order for rents received by Sunset to qualify as “rents from real property,” the rent must not be based in whole or in part on the income or profits of any person. However, an amount will not be excluded from rents from real property solely by being based on a fixed percentage or percentages of sales or if it is based on the net income of a tenant which derives substantially all of its income with respect to such property from subleasing of substantially all of such property, to the extent that the rents paid by the subtenants would qualify as rents from real property, if earned directly by Sunset. Moreover, for rents received to qualify as “rents from real property,” Sunset generally must not operate or manage the property or furnish or render certain services to the tenants of such property, other than through an “independent contractor” who is adequately compensated and from which it derives no income, or through a TRS, as discussed below. Sunset is permitted, however, to perform services that are “usually or customarily rendered” in connection with the rental of space for occupancy only and are not otherwise considered rendered to the occupant of the property. In addition, Sunset may directly or indirectly provide non-customary services to tenants of its properties without disqualifying all of the rent from the property if the payment for such services does not exceed 1% of the total gross income from the property. In such a case, only the amounts for non-customary services are not treated as rents from real property and the provision of the services does not disqualify the related rent. Moreover, Sunset is permitted to provide services to tenants through a TRS without disqualifying the rental income received from tenants for purposes of the REIT income tests.

Rental income will qualify as rents from real property only to the extent that Sunset does not directly or constructively own, (1) in the case of any tenant which is a corporation, shares possessing 10% or more of the total combined voting power of all classes of shares entitled to vote, or 10% or more of the total value of shares of all classes of shares of such tenant, or (2) in the case of any tenant which is not a corporation, an interest of 10% or more in the assets or net profits of such tenant. However, rental payments from a TRS will qualify as rents from real property even if Sunset owns more than 10% of the combined voting power or value of the TRS if at least 90% of the property is leased to unrelated tenants and the rent paid by the TRS is substantially comparable to the rent paid by the unrelated tenants for comparable space and is not attributable to increased rent as a result of a modification of a lease with a “controlled TRS.”

Failure to Satisfy the Gross Income Tests. Sunset has monitored and intends to continue to monitor its sources of income, including any non-qualifying income received by it, so as to ensure its compliance with the gross income tests. If Sunset fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may still qualify as a REIT for the year if it is entitled to relief under applicable provisions of the Internal Revenue Code. These relief provisions will generally be available if the failure to meet these tests was due to reasonable cause and not due to willful neglect and, following the identification of such failure, Sunset sets forth a description of each item of its gross income that satisfies the gross income tests in a schedule for the taxable year filed in accordance with regulations prescribed by the Treasury. If the Internal Revenue Service were to determine that it failed the 95% gross income test because income inclusions with respect to its equity investments in non-U.S. TRSs that were distributed by the non-U.S. TRSs during the year such income was accrued are not qualifying income, Sunset’s counsel has advised it that, based on the advice provided by counsel with respect to the treatment of such income inclusions, it will maintain its REIT qualification because its failure to satisfy the 95% gross income test would be due to reasonable cause and not to willful neglect. No assurance can be given, however, that the Internal Revenue Service would agree that such failure would be due to reasonable cause, and in the event the Internal Revenue Service successfully challenged this conclusion it would fail to qualify as a REIT. See “Failure to Qualify.” Accordingly, it is not possible to state whether Sunset would be entitled to the benefit of these relief provisions with regard to this issue or in any other circumstance. If these relief provisions are inapplicable to a particular set of circumstances involving Sunset, it will not qualify as a REIT. As discussed above under “ —Taxation of REITs in General,” even where these relief provisions apply, a 100% tax would be imposed upon the profit attributable to the amount by which Sunset fails to satisfy the particular gross income test.

Asset Tests

At the close of each calendar quarter, Sunset must also satisfy four tests relating to the nature of its assets. First, at least 75% of the value of its total assets must be represented by some combination of “real estate assets,” cash, cash items, U.S. government securities and, under some circumstances, shares or debt instruments purchased with new capital. For this purpose, real estate assets include interests in real property, such as land, buildings, leasehold interests in real property, stock of other corporations that qualify as REITs and certain kinds of mortgage-backed securities and mortgage loans. Assets that do not qualify for purposes of the 75% test are subject to the additional asset tests described below.

Second, the value of any one issuer’s securities owned by Sunset may not exceed 5% of the value of its gross assets. Third, Sunset may not own more than 10% of any one issuer’s outstanding securities, as measured by either voting power or value. Fourth, the aggregate value of all securities of TRSs held by Sunset may not exceed 20% of the value of its gross assets.

The 5% and 10% asset tests do not apply to securities of TRSs and qualified REIT subsidiaries. The 10% value test does not apply to certain “straight debt” and other excluded securities, as described in the Internal Revenue Code, including but not limited to any loan to an individual or an estate, any obligation to pay rents from real property and any security issued by a REIT. In addition, (a) a REIT’s interest as a partner in a partnership is not considered a security for purposes of applying the 10% value test, (b) any debt instrument issued by a partnership (other than straight debt or other excluded security) is not considered a security issued by the partnership if at least 75% of the partnership’s gross income is derived from sources that would qualify for the 75% REIT gross income test; and (c) any debt instrument issued by a partnership (other than straight debt or other excluded security) is not considered a security issued by the partnership to the extent of the REIT’s interest as a partner in the partnership.

For purposes of the 10% value test, “straight debt” means a written unconditional promise to pay on demand on a specified date a sum certain in money if (i) the debt is not convertible, directly or indirectly, into stock, (ii) the interest rate and interest payment dates are not contingent on profits, the borrower’s discretion, or similar factors other than certain contingencies relating to the timing and amount of principal and interest payments, as described in the Internal Revenue Code and (iii) in the case of an issuer which is a corporation or a partnership, securities that otherwise would be considered straight debt is not so considered if Sunset, and any of its “controlled TRSs” as defined in the Internal Revenue Code, holds any securities of the corporate or partnership issuer which (a) are not straight debt or other excluded securities (prior to the application of this rule) and (b) have an aggregate value greater than 1% of the issuer’s outstanding securities (including, for the purposes of a partnership issuer, Sunset’s interest as a partner in the partnership).

After initially meeting the asset tests at the close of any quarter, Sunset will not lose its qualification as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If Sunset fails to satisfy the asset tests because it acquires securities during a quarter, Sunset can cure this failure by disposing of sufficient non-qualifying assets within 30 days after the close of that quarter. If Sunset fails the 5% asset test, or the 10% vote or value asset tests at the end of any quarter and such failure is not cured within 30 days thereafter, Sunset may dispose of or acquire sufficient assets (generally within six months after the last day of the quarter in which its identification of the failure to satisfy these asset tests occurred) to cure such a violation that does not exceed the lesser of 1% of its assets at the end of the relevant quarter or $10,000,000. If Sunset fails any of the other asset tests or its failure of the 5% and 10% asset tests is in excess of the de minimis amount described above, as long as such failure was due to reasonable cause and not willful neglect and Sunset files a schedule describing each asset that caused the failure in accordance with Treasury regulations to be prescribed by the Secretary of the Treasury, Sunset is permitted to avoid disqualification as a REIT, after the 30-day cure period, by taking steps including the disposition of sufficient assets to meet the asset test (generally within six months after the last day of the quarter in which its identification of the failure to satisfy the REIT asset test occurred) and paying a tax equal to the greater of $50,000 or the highest corporate income tax rate (currently 35%) of the net income generated by the nonqualifying assets during the period in which it failed to satisfy the asset test.

Sunset expects that the assets and mortgage related securities that it owns generally are qualifying assets for purposes of the 75% asset test. However, to the extent that it owns non-REMIC collateralized mortgage obligations or other debt instruments secured by mortgage loans (rather than by real property) or secured by non-real estate assets, or debt securities that are not secured by mortgages on real property, those securities may not be qualifying assets for purposes of the 75% asset test. In addition, to the extent Sunset owns the equity of a TruPS or leveraged loan securitization and does not make a TRS election with respect to such entity, Sunset will be deemed to own such TruPS or leveraged loans, which will not be a qualifying real estate asset for purposes of the 75% asset test described above. In addition, Sunset’s equity interest in TRSs including any TRS formed to hold TruPS or leveraged loans is also not be a qualifying real estate asset for purposes of the REIT 75% gross asset test. Sunset believes that its holdings of securities and other assets is and will be structured in a manner that has complied with and will continue to comply with the foregoing REIT asset requirements and has monitored and intends to monitor compliance on an ongoing basis. Moreover, values of some assets may not be susceptible to a precise determination and are subject to change in the future. Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset tests. As an example, if Sunset were to sell a debt security issued by an otherwise wholly-owned RMBS or CMBS CDO vehicle and such debt security was determined by the IRS to represent equity securities of such CDO issuer, such issuer would no longer qualify as a QRS and Sunset would no longer be treated as owning the qualified real estate assets of such issuer, but rather greater than 10% of the equity of an entity that has not made an election together with Sunset to be a TRS, which could cause Sunset to fail to qualify as a REIT. Accordingly, there can be no assurance that the Internal Revenue Service will not contend that its interests in subsidiaries or in the securities of other issuers cause a violation of the REIT asset tests.

Annual Distribution Requirements

In order to qualify as a REIT, Sunset is required to distribute dividends, other than capital gain dividends, to its shareholders in an amount at least equal to:

(a)	the sum of:

•	90% of Sunset’s “REIT taxable income” (computed without regard to Sunset’s deduction for dividends paid and its net capital gains); and

•	90% of the net income (after tax), if any, from foreclosure property (as described below); minus

(b)	the sum of specified items of non-cash income that exceeds a percentage of Sunset’s income.

These distributions must be paid in the taxable year to which they relate or in the following taxable year if such distributions are declared in October, November or December of the taxable year, are payable to shareholders of record on a specified date in any such month and are actually paid before the end of January of the following year. Such distributions are treated as both paid by Sunset and received by each shareholder on December 31 of the year in which they are declared. In addition, at Sunset’s election, a distribution for a taxable year may be declared before it timely files its tax return for the year and be paid with or before the first regular dividend payment after such declaration, provided that such payment is made during the 12-month period following the close of such taxable year. These distributions are taxable to Sunset’s shareholders in the year in which paid, even though the distributions relate to its prior taxable year for purposes of the 90% distribution requirement.

In order for distributions to be counted towards Sunset’s distribution requirement and to provide Sunset with a tax deduction, they must not be “preferential dividends.” A dividend is not a preferential dividend if it is pro rata among all outstanding shares within a particular class and is in accordance with the preferences among different classes of shares as set forth in Sunset’s organizational documents.

To the extent that Sunset has distributed or will distribute at least 90%, but less than 100%, of its “REIT taxable income,” as adjusted, Sunset has been or will be subject to tax at ordinary corporate tax rates on the retained portion. In addition, Sunset may elect to retain, rather than distribute, its net long-term capital gains and pay tax on such gains. In this case, Sunset could elect to have its shareholders include their proportionate share of such undistributed long-term capital gains in income and receive a corresponding credit for their proportionate share of the tax paid by it. Sunset’s shareholders would then increase the adjusted basis of their shares in it by the difference between the designated amounts included in their long-term capital gains and the tax deemed paid with respect to their proportionate shares.

If Sunset fails to distribute during each calendar year at least the sum of (a) 85% of its REIT ordinary income for such year, (b) 95% of its REIT capital gain net income for such year and (c) any undistributed taxable income from prior periods, Sunset will be subject to a 4% excise tax on the excess of such required distribution over the sum of (x) the amounts actually distributed (taking into account excess distributions from prior periods) and (y) the amounts of income retained on which Sunset have paid corporate income tax. In the past, Sunset has not met these distribution requirements and has paid the aforementioned excise tax, however, in the future, Sunset intends to make timely distributions so that it is not subject to the 4% excise tax.

It is possible that Sunset, from time to time, may not have sufficient cash to meet the distribution requirements due to timing differences between (a) the actual receipt of cash, including receipt of distributions from its subsidiaries and (b) the inclusion of items in income by Sunset for U.S. federal income tax purposes including the inclusion of items of income from CDO and CLO entities in which it holds an equity interest. See “—Taxable

REIT Subsidiaries.” In the event that such timing differences occur, in order to meet the distribution requirements, it might be necessary to arrange for short-term, or possibly long-term, borrowings or to pay dividends in the form of taxable in-kind distributions of property.

Sunset may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in its deduction for dividends paid for the earlier year. In this case, Sunset may be able to avoid losing its qualification as a REIT or being taxed on amounts distributed as deficiency dividends. However, Sunset will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends.

Excess Inclusion Income

If Sunset owns a residual interest in a REMIC, it may realize excess inclusion income. If Sunset is deemed to have issued debt obligations having two or more maturities, the payments on which correspond to payments on mortgage loans owned by it, such arrangement will be treated as a taxable mortgage pool for U.S. federal income tax purposes. See “—Effect of Subsidiary Entities—Taxable Mortgage Pools.” If all or a portion of Sunset is treated as a taxable mortgage pool, its qualification as a REIT generally should not be impaired. However, to the extent that all or a portion of Sunset is treated as a taxable mortgage pool, or it makes investments or enters into financing and securitization transactions that give rise to it being considered to own an interest in one or more taxable mortgage pools, a portion of Sunset’s REIT taxable income may be characterized as excess inclusion income and allocated to its shareholders, generally in the same manner as if the taxable mortgage pool were a REMIC. The U.S. Treasury Department has not yet issued regulations governing the tax treatment of shareholders of a REIT that owns an interest in a taxable mortgage pool. Excess inclusion income is an amount, with respect to any calendar quarter, equal to the excess, if any, of (i) income tax allocable to the holder of a residual interest in a REMIC during such calendar quarter over (ii) the sum of amounts allocated to each day in the calendar quarter equal to its ratable portion of the product of (a) the adjusted issue price of the interest at the beginning of the quarter multiplied by (b) 120% of the long term federal rate (determined on the basis of compounding at the close of each calendar quarter and properly adjusted for the length of such quarter). Sunset’s excess inclusion income would be allocated among its shareholders. A shareholder’s share of any excess inclusion income:

•	could not be offset by net operating losses of a shareholder;

•	in the case of a shareholder that is a REIT, RIC or common trust fund, would be considered excess inclusion income of such entity;

•	would be subject to tax as unrelated business taxable income to a tax-exempt holder;

•	would be subject to the application of the U.S. federal income tax withholding (without reduction pursuant to any otherwise applicable income tax treaty) with respect to amounts allocable to non-U.S. shareholders; and

•	although the law is not entirely clear, potentially may be taxable (at the highest corporate tax rates) to us, rather than Sunset’s shareholders, to the extent allocable to its shares held in record name by disqualified organizations (generally, tax-exempt entities not subject to unrelated business income tax, including governmental organizations). Nominees who hold Sunset’s shares on behalf of disqualified organizations also potentially may be subject to this tax.

The manner in which excess inclusion income would be allocated among shares of different classes of stock is not clear under current law. Tax-exempt investors, RIC or REIT investors, foreign investors and taxpayers with net operating losses should consult their tax advisors with respect to excess inclusion income.

Prohibited Transactions

Net income derived from a prohibited transaction is subject to a 100% tax. The term “prohibited transaction” generally includes a sale or other disposition of property (other than foreclosure property) that is held primarily for sale to customers in the ordinary course of a trade or business by a REIT, by a pass-through entity as inventory or in which the REIT holds an equity interest or by a borrower that has issued a shared appreciation mortgage or similar debt instrument to the REIT. Sunset has conducted and intends to conduct its operations so that no asset owned by it or its pass-through subsidiaries will be held as inventory or for sale to customers in the ordinary course of business. However, whether property is held “for sale to customers in the ordinary course of a trade or business” depends on the particular facts and circumstances. No assurance can be given that any particular property in which Sunset holds a direct or indirect interest will not be treated as property held for sale to customers or that certain safe-harbor provisions of the Internal Revenue Code that prevent such treatment will apply. The 100% tax will not apply to gains from the sale of property by a TRS or other taxable corporation, although such income will be subject to tax in the hands of the corporation at regular U.S. federal corporate income tax rates.

Foreclosure Property

Foreclosure property is real property and any personal property incident to such real property (1) that is acquired by a REIT as a result of the REIT having bid on the property at foreclosure or having otherwise reduced the property to ownership or possession by agreement or process of law after there was a default (or default was imminent) on a lease of the property or a mortgage loan held by the REIT and secured by the property, (2) for which the related loan or lease was acquired by the REIT at a time when default was not imminent or anticipated and (3) for which such REIT makes a proper election to treat the property as foreclosure property. REITs generally are subject to tax at the maximum corporate rate (currently 35%) on any net income from foreclosure property, including any gain from the disposition of the foreclosure property, other than income that would otherwise be qualifying income for purposes of the 75% gross income test. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or property held for sale to customers in the ordinary course of business in the hands of the selling REIT. Sunset has not received and does not anticipate that it will receive any income from foreclosure property that is not qualifying income for purposes of the 75% gross income test, but, if it does receive any such income, it intends to elect to treat the related property as foreclosure property.

Failure to Qualify

In the event that Sunset violates a provision of the Internal Revenue Code that would result in its failure to qualify as a REIT, specified relief provisions will be available to it to avoid such disqualification if (1) the violation is due to reasonable cause and not due to willful neglect, (2) it pays a penalty of $50,000 for each failure to satisfy the provision and (3) the violation does not include a violation under the gross income or asset tests described above (for which other specified relief provisions are available). This cure provision reduces the instances that could lead to Sunset’s disqualification as a REIT for violations due to reasonable cause and not due to willful neglect. If Sunset fails to qualify for taxation as a REIT in any taxable year and none of the relief provisions of the Internal Revenue Code apply, it will be subject to tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates. Distributions to its shareholders in any year in which it is not a REIT will not be deductible by Sunset, nor will they be required to be made. In this situation, to the extent of current and accumulated earnings and profits, and, subject to limitations of the Internal Revenue Code, distributions to Sunset’s shareholders will generally be taxable in the case of its shareholders who are taxed at individual rates, at a maximum rate of 15%, and dividends in the hands of its corporate U.S. shareholders may be eligible for the dividends received deduction. In addition, Sunset’s taxable mortgage pool securitization will be treated as separate taxable corporations for U.S. federal income tax purposes. Unless Sunset is entitled to relief under the specific statutory provisions, it will also be disqualified from re-electing to be taxed as a REIT for the four taxable years following a year during which qualification was lost. It is not possible to state whether, in all circumstances, Sunset will be entitled to statutory relief.

Taxation of Shareholders

Taxation of Taxable U.S. Shareholders

This section summarizes the taxation of U.S. shareholders that are not tax-exempt organizations. For these purposes, a U.S. shareholder is a beneficial owner of Sunset’s shares that for U.S. federal income tax purposes is:

•	a citizen or resident of the United States;

•	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of a political subdivision thereof (including the District of Columbia);

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Sunset’s shares, the U.S. federal income tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership. A partner of a partnership holding Sunset’s common shares should consult its tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of its shares by the partnership.

Distributions. Provided that Sunset qualifies as a REIT, distributions made to its taxable U.S. shareholders out of its current and accumulated earnings and profits, and not designated as capital gain dividends, are generally taken into account by them as ordinary dividend income and are not eligible for the dividends received deduction generally available to corporate shareholders. In determining the extent to which a distribution with respect to its common shares constitutes a dividend for U.S. federal income tax purposes, Sunset’s earnings and profits are allocated first to distributions with respect to its preferred shares, if any, and then to its common shares. Dividends received from REITs are generally not eligible to be taxed at the preferential qualified dividend income rates applicable to shareholders taxed at individual rates who receive dividends from regular corporations.

In addition, distributions from Sunset that are designated as capital gain dividends are taxed to U.S. shareholders as long-term capital gains, to the extent that they do not exceed the actual net capital gain of Sunset for the taxable year, without regard to the period for which the U.S. shareholder has held its shares. To the extent that Sunset elects under the applicable provisions of the Internal Revenue Code to retain its net capital gains, U.S. shareholders will be treated as having received, for U.S. federal income tax purposes, its undistributed capital gains as well as a corresponding credit for taxes paid by it on such retained capital gains. U.S. shareholders will increase their adjusted tax basis in Sunset’s common shares by the difference between their allocable share of such retained capital gain and their share of the tax paid by Sunset. Corporate U.S. shareholders may be required to treat up to 20% of some capital gain dividends as ordinary income. Long-term capital gains are generally taxable at maximum U.S. federal income tax rates of 15% (through 2010) in the case of U.S. shareholders who are individuals, and 35% for corporations. Capital gains attributable to the sale of depreciable real property held for more than 12 months are subject to a 25% maximum U.S. federal income tax rate for individual U.S. shareholders, to the extent of previously claimed depreciation deductions.

Distributions in excess of Sunset’s current and accumulated earnings and profits are not taxable to a U.S. shareholder to the extent that they do not exceed the adjusted tax basis of the U.S. shareholder’s shares in respect of which the distributions were made, but rather reduce the adjusted tax basis of these shares. To the extent that such distributions exceed the adjusted tax basis of an individual U.S. shareholder’s shares, they are included in income as long-term capital gain, or short-term capital gain if the shares have been held for one year or less. In addition, any dividend declared by Sunset in October, November or December of any year and payable to a U.S. shareholder of record on a specified date in any such month are treated as both paid by Sunset and received by the U.S. shareholder on December 31 of such year, provided that the dividend is actually paid by Sunset before the end of January of the following calendar year.

With respect to U.S. shareholders who are taxed at individual rates, Sunset may elect to designate a portion of its distributions paid to such U.S. shareholders as “qualified dividend income.” A portion of a distribution that is properly designated as qualified dividend income is taxable to non-corporate U.S. shareholders as capital gain, provided that the U.S. shareholder has held the common shares with respect to which the distribution is made for more than 60 days during the 121-day period beginning on the date that is 60 days before the date on which such common shares became ex-dividend with respect to the relevant distribution. The maximum amount of its distributions eligible to be designated as qualified dividend income for a taxable year is equal to the sum of:

(a)	the qualified dividend income received by Sunset during such taxable year from non-REIT C corporations (including Alesco Funding Inc. and SFR Subsidiary, Inc.) which are subject to U.S. federal income tax;

(b)	the excess of any “undistributed” REIT taxable income recognized during the immediately preceding year over the U.S. federal income tax paid by Sunset with respect to such undistributed REIT taxable income; and

(c)	the excess of any income recognized during the immediately preceding year attributable to the sale of a built-in-gain asset that was acquired in a carry-over basis transaction from a non-REIT C corporation over the U.S. federal income tax paid by Sunset with respect to such built-in gain.

Generally, dividends that Sunset receives are treated as qualified dividend income for purposes of (a) above if the dividends are received from a domestic corporation (other than a REIT or a regulated investment company), such as domestic TRSs, which are subject to U.S. federal income tax, or a “qualifying foreign corporation” and specified holding period requirements and other requirements are met. Sunset expects that any foreign corporate CDO or CLO entity in which it invests would not be a “qualifying foreign corporation,” and accordingly its distribution of any income with respect to such entities will not constitute “qualified dividend income.”

A portion of Sunset’s distributions may be characterized as excess inclusion income. To that extent, Sunset’s distributions cannot be offset by net operating losses of a shareholder. See “—Excess Inclusion Income.”

To the extent that Sunset has available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that must be made in order to comply with the REIT distribution requirements. See “—Taxation of the Company” and “—Annual Distribution Requirements.” Such losses, however, are not passed through to U.S. shareholders and do not offset income of U.S. shareholders from other sources, nor do they affect the character of any distributions that are actually made by Sunset, which are generally subject to tax in the hands of U.S. shareholders to the extent that Sunset has current or accumulated earnings and profits.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of Sunset’s common shares applicable to non-U.S. shareholders of its common shares. For purposes of this summary, a non-U.S. shareholder is a beneficial owner of Sunset’s common shares that is not a U.S. shareholder. The discussion is based on current law and is for general information only. It does not address all aspects of U.S. federal income taxation.

Ordinary Dividends. The portion of dividends received by non-U.S. shareholders payable out of Sunset’s earnings and profits that are not attributable to gains from sales or exchanges of U.S. real property interests and which are not effectively connected with a U.S. trade or business of the non-U.S. shareholder are generally subject to U.S. federal withholding tax at the rate of 30%, unless reduced or eliminated by an applicable income tax treaty. Under some treaties, however, lower rates generally applicable to dividends do not apply to dividends from REITs. In addition, any portion of the dividends paid to non-U.S. shareholders that are treated as excess inclusion income are not eligible for exemption from the 30% withholding tax or a reduced treaty rate. As previously noted, Sunset expects to engage in transactions that result in a portion of its dividend income being considered “excess inclusion income,” and accordingly it is likely that a significant portion of its dividends received by a non-U.S. shareholder are not eligible for exemption from the 30% withholding tax or a reduced treaty rate.

In general, non-U.S. shareholders are not considered to be engaged in a U.S. trade or business solely as a result of their ownership of Sunset’s shares. In cases where the dividend income from a non-U.S. shareholder’s investment in its common shares is, or is treated as, effectively connected with the non-U.S. shareholder’s conduct of a U.S. trade or business, the non-U.S. shareholder generally will be subject to U.S. federal income tax at graduated rates, in the same manner as U.S. shareholders are taxed with respect to such dividends, and may also be subject to a 30% branch profits tax, after the application of the U.S. federal income tax, in the case of a non-U.S. shareholder that is a corporation.

Non-Dividend Distributions. Unless (A) Sunset’s common shares constitute a U.S. real property interest, or USRPI, or (B) either (1) non-U.S. shareholder’s investment in its common shares is effectively connected with a U.S. trade or business conducted by such non-U.S. shareholder (in which case the non-U.S. shareholder will be subject to the same treatment as U.S. shareholders with respect to such gain) or (2) the non-U.S. shareholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States (in which case the non-U.S. shareholder will be subject to a 30% tax on the individual’s net capital gain for the year), distributions by Sunset which are not dividends out of its earnings and profits will not be subject to U.S. federal income tax. If it cannot be determined at the time at which a distribution is made whether or not the distribution will exceed current and accumulated earnings and profits, the distribution will be subject to withholding at the rate applicable to dividends. However, the non-U.S. shareholder may seek a refund from the IRS of any amounts withheld if it is subsequently determined that the distribution was, in fact, in excess of Sunset’s current and accumulated earnings and profits. If Sunset’s common shares constitute a USRPI, as described below, distributions by it in excess of the sum of its earnings and profits plus the non-U.S. shareholder’s adjusted tax basis in its common shares will be taxed under the Foreign Investment in Real Property Tax Act of 1980, or FIRPTA, at the rate of tax, including any applicable capital gains rates, that would apply to a U.S. shareholder of the same type (e.g., an individual or a corporation), and the collection of the tax will be enforced by a withholding at a rate of 10% of the amount by which the distribution exceeds the shareholder’s share of Sunset’s earnings and profits.

Capital Gain Dividends. Under FIRPTA, a distribution made by Sunset to a non-U.S. shareholder, to the extent attributable to gains from dispositions of USRPIs held by Sunset directly or through pass-through subsidiaries (“USRPI capital gains”), is considered effectively connected with a U.S. trade or business of the non-U.S. shareholder and is subject to U.S. federal income tax at the rates applicable to U.S. shareholders, without regard to whether the distribution is designated as a capital gain dividend. In addition, Sunset is required to withhold tax equal to 35% of the amount of capital gain dividends to the extent the dividends constitute USRPI capital gains. Distributions subject to FIRPTA may also be subject to a 30% branch profits tax when received by a non-U.S. holder that is a corporation. However, the 35% withholding tax will not apply to any capital gain dividend with respect to any class of Sunset’s shares which is regularly traded on an established securities market located in the United States if the non-U.S. shareholder did not own more than 5% of such class of shares at any time during the taxable year. Instead any capital gain dividend will be treated as a distribution subject to the rules discussed above under “—Taxation of Non-U.S. Shareholders—Ordinary Dividends.” The branch profits tax will not apply to such a distribution. A distribution is not a USRPI capital gain if Sunset held the underlying asset solely as a creditor, although the holding of a shared appreciation mortgage loan would not be solely as a creditor. Capital gain dividends received by a non-U.S. shareholder from a REIT that are not USRPI capital gains are generally not subject to U.S. federal income or withholding tax, unless either (1) the non-U.S. shareholder’s investment in Sunset’s common shares is effectively connected with a U.S. trade or business conducted by such non-U.S. shareholder (in which case the non-U.S. shareholder will be subject to the same treatment as U.S. shareholders with respect to such gain) or (2) the non-U.S. shareholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States (in which case the non-U.S. shareholder will be subject to a 30% tax on the individual’s net capital gain for the year).

Dispositions of Sunset’s Common Shares. Unless Sunset’s common shares constitutes a USRPI, a sale of the shares by a non-U.S. shareholder generally will not be subject to U.S. federal income taxation under FIRPTA. The shares will not be treated as a USRPI if less than 50% of Sunset’s assets throughout a prescribed testing period consist of interests in real property located within the United States, excluding, for this purpose, interests in real property solely in a capacity as a creditor. Sunset does not expect that more than 50% of its assets will consist of interests in real property located in the United States.

In addition, Sunset’s common shares will not constitute a USRPI if it is a “domestically controlled REIT.” A domestically controlled REIT is a REIT in which, at all times during a specified testing period, less than 50% in value of its outstanding shares is held directly or indirectly by non-U.S. shareholders. Sunset believes it is, and it expects to continue to be, a domestically controlled REIT and, therefore, the sale of its common shares should not be subject to taxation under FIRPTA. However, Sunset cannot assure its investors that it is or will remain a domestically controlled REIT. Even if it does not qualify as a domestically controlled REIT, a non-U.S. shareholder’s sale of its common shares nonetheless will generally not be subject to tax under FIRPTA as a sale of a USRPI, provided that the selling non-U.S. shareholder owned, actually or constructively, 5% or less of its outstanding shares of that class at all times during a specified testing period.

If gain on the sale of Sunset’s common shares were subject to taxation under FIRPTA, the non-U.S. shareholder would be subject to the same treatment as a U.S. shareholder with respect to such gain, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of non-resident alien individuals, and the purchaser of the shares could be required to withhold 10% of the purchase price and remit such amount to the IRS.

Gain from the sale of Sunset’s common shares that would not otherwise be subject to FIRPTA will nonetheless be taxable in the United States to a non-U.S. shareholder in two cases: (a) if the non-U.S. shareholder’s investment in Sunset’s shares is effectively connected with a U.S. trade or business conducted by such non-U.S. shareholder, the non-U.S. shareholder will be subject to the same treatment as a U.S. shareholder with respect to such gain or (b) if the non-U.S. shareholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, the nonresident alien individual will be subject to a 30% tax on the individual’s capital gain.

Backup Withholding and Information Reporting

Sunset reports to its U.S. shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Under the backup withholding rules, a U.S. shareholder may be subject to backup withholding with respect to dividends paid unless the holder is a corporation or comes within other exempt categories and, when required, demonstrates this fact or provides a taxpayer identification number or social security number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A U.S. shareholder that does not provide his or her correct taxpayer identification number or social security number may also be subject to penalties imposed by the Internal Revenue Service. In addition, Sunset may be required to withhold a portion of capital gain distribution to any U.S. shareholder who fails to certify its non-foreign status.

Sunset must report annually to the Internal Revenue Service and to each non-U.S. shareholder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. shareholder resides under the provisions of an applicable income tax treaty. A non-U.S. shareholder may be subject to backup withholding unless applicable certification requirements are met.

Payment of the proceeds of a sale of Sunset’s common shares within the United States is subject to both backup withholding and information reporting unless the beneficial owner certifies under penalties of perjury that it is a non-U.S. shareholder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. person) or the holder otherwise establishes an exemption. Payment of the proceeds of a sale of Sunset’s common shares conducted through certain U.S. related financial intermediaries is subject to information reporting (but not backup withholding) unless the financial intermediary has documentary evidence in its records that the beneficial owner is a non-U.S. shareholder and certain specified conditions are met or an exemption is otherwise established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be claimed as a refund or a credit against such holder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

State, Local and Foreign Taxes

Sunset and its subsidiaries and shareholders may be subject to state, local or foreign taxation in various jurisdictions, including those in which they transact business, own property or reside. Sunset may own interests in properties located in a number of jurisdictions, and may be required to file tax returns in certain of those jurisdictions. The state, local or foreign tax treatment of Sunset and its shareholders may not conform to the U.S. federal income tax treatment discussed above. Any foreign taxes incurred by Sunset would not pass through to shareholders as a credit against their U.S. federal income tax liability. Prospective shareholders should consult their tax advisors regarding the application and effect of state, local and foreign income and other tax laws on an investment in Sunset’s common shares.

BUSINESS OF ALESCO

Alesco Financial Trust is a specialty finance company formed as a Maryland real estate investment trust to invest primarily in certain target asset classes identified by Cohen Brothers. It has a limited operating history as it only commenced operations upon completion of its January 2006 144A private equity offering, or the 2006 offering. It is externally managed and advised by its manager, Cohen Brothers Management, LLC, which is a wholly-owned subsidiary of Cohen Brothers, LLC. Since 1999, Cohen Brothers, a specialized research, investment banking and asset management firm, has provided financing to small and mid-sized companies in financial services, real estate and other sectors. In March 2005, Cohen Brothers sponsored the formation of Taberna Realty Financial Trust, a REIT that provides financing to other REITs and real estate operating companies. Additional information regarding Alesco’s business is set forth in the Notes to the Alesco Consolidated Financial Statements, starting on page F-8 of this proxy statement.

Alesco’s objective is to generate attractive risk-adjusted returns and predictable cash distributions for its shareholders. Future distributions and capital appreciation are not guaranteed, however, and Alesco has only a limited history and limited experience operating as a REIT upon which you can base an assessment of Alesco’s ability to achieve its objective. The company seeks to achieve this objective by investing primarily in CDOs and CLOs and similar securitized obligations structured and managed by Cohen Brothers or its affiliates, which obligations are collateralized by U.S. dollar denominated assets in the following target asset classes:

•	mortgage loans and other real estate related senior and subordinated debt, RMBS and CMBS;

•	subordinated debt financings originated by Cohen Brothers or third parties, primarily in the form of trust preferred securities, or TruPS, issued by banks, bank holding companies and insurance companies, and surplus notes issued by insurance companies; and

•	leveraged loans made to small and mid-sized companies in a variety of industries characterized by relatively low volatility and overall leverage, including the consumer products and manufacturing industries.

Alesco’s investments in the equity securities of CDO and CLO entities are junior in right of payment and in liquidation to the collateralized debt securities issued by the CDO and CLO entities. Alesco may also invest opportunistically from time to time in other types of investments within Cohen Brothers’ areas of expertise and experience, such as mezzanine real estate loans, participations in mortgage loans, corporate tenant leases and equity interests in real estate, subject to maintaining its qualification as a REIT and its exemption from regulation under the Investment Company Act. Alesco’s investment guidelines do not impose any limitations on the type of assets in which Alesco may invest.

Alesco is a Maryland real estate investment trust that intends to elect and qualify to be taxed as a REIT for U.S. federal income tax purposes for its taxable year ending at the time of the merger. As a REIT, Alesco generally will not be subject to U.S. federal corporate income tax on its income to the extent it annually distributes that income to its shareholders; however, its domestic taxable REIT subsidiaries, or TRSs, such as its subsidiary Alesco Funding Inc., and other domestic TRSs that it may form in the future, generally will be subject to U.S. federal, state and local income taxes on their earnings. A domestic TRS, such as Alesco Funding Inc., may retain its net income; accordingly, there can be no assurance that Alesco will cause its domestic TRSs to distribute all or any portion of their income to us for distribution to Alesco’s stockholders.

Alesco’s investments in TruPS and leveraged loans or in corporate entities, such as CDOs and CLOs, that hold TruPS and leveraged loans are subject to limitations because Alesco conducts its business so as to qualify as a REIT and not be required to register as an investment company under the Investment Company Act. TruPS, leveraged loans and equity in corporate entities, such as CDO and CLO entities, created to hold TruPS and leveraged loans, qualify as real estate assets for purposes of the REIT asset tests. The income received from these investments will not generally qualify as real estate-related income for purposes of the REIT gross income tests. Alesco must invest in a sufficient amount of qualifying real estate assets directly or through disregarded subsidiaries so that the value of those assets and the amount of gross income they generate, when compared to the value of the securities Alesco holds in TRSs and the dividends received and other income includable by Alesco in its gross income as a result of its TRS investments, together with any other non-qualifying REIT income Alesco earns or non-qualifying assets that Alesco owns, enable Alesco to continue to satisfy the REIT requirements. As of June 30, 2006, Alesco held interests in approximately $23.8 million of non-qualifying real estate assets. Qualifying real estate assets typically generate less attractive returns than investments in TruPS or corporate entities holding TruPS. As of June 30, 2006, Alesco held interests in approximately $989 million of mortgage-backed securities and $206 million of residential mortgage loans, all of which were qualifying real estate assets and generated qualifying gross real estate income. While Alesco’s investments in mortgage backed securities and mortgage loans generate less attractive returns than its investments in TruPS and leveraged loans, Alesco will continue to invest in mortgage-backed securities and mortgage loans and in other qualifying real estate assets in order to maintain its qualification as a REIT. Alesco expects that its investments in mortgage backed securities and mortgage loans and other qualifying real estate assets will generate most of Alesco’s gross income for U.S. federal income tax purposes and such income will be supplemented by net income inclusions from Alesco’s investments in foreign TRSs and net income from Alesco’s investments in domestic TRSs to the extent such net income is distributed to Alesco.

Alesco’s Manager

Alesco is externally managed and advised by its manager pursuant to a management agreement. Alesco’s manager is responsible for administering Alesco’s business activities and day-to-day operations through the resources of Cohen Brothers. Alesco’s manager has entered into a shared facilities and services agreement, or shared services agreement, with Cohen Brothers pursuant to which Cohen Brothers provides Alesco’s manager with access to Cohen Brothers’ credit analysis and risk management expertise and processes, information technology, office space, personnel and other resources, to enable Alesco’s manager to perform its obligations under the management agreement. This shared services agreement will continue in effect following completion of the merger. Alesco’s management agreement and the shared services agreement are intended to provide Alesco access to Cohen Brothers’ pipeline of assets and its personnel and their experience in capital markets, credit analysis, debt structuring and risk and asset management, as well as assistance with corporate operations.

Cohen Brothers was founded in 1999 by Alesco’s chairman, Daniel G. Cohen, who is also the chairman and chief executive officer of Taberna and the chairman of Cohen Brothers and Alesco’s manager. Taberna is a recently formed self-managed and self-advised REIT. As of June 30, 2006, Cohen Brothers and its affiliates had nearly $22.1 billion of assets in Alesco’s target asset classes under management, including assets held pursuant to warehouse lines of credit. Since its founding, Cohen Brothers, directly and through its network of third party originators, has originated or placed more than $7.3 billion in subordinated financing in the form of TruPS and surplus notes issued by banks, bank holding companies and insurance companies, has acquired and managed, for its own account and on behalf of Taberna, approximately $9.8 billion of residential mortgage loans, RMBS and other ABS, and has acquired approximately $612 million of participation interests in leveraged loan transactions. As of June 30, 2006, Cohen Brothers, through its subsidiaries, managed 20 CDO and CLO transactions collateralized by assets in Alesco’s target asset classes. Cohen Brothers was ranked as the second largest manager of aggregate CDO assets under management for the period from 2003 to July 2005, as reported by Asset-Backed Alert, a weekly publication on worldwide securitizations. Taberna manages five CDOs collateralized by real estate TruPS. Cohen Brothers currently employs over 80 professionals, and has offices in Philadelphia, New York, and Paris.

Alesco believes its relationship with its manager and Cohen Brothers enables it to leverage Cohen Brothers’ investment and financing experience, network of relationships and expertise in structured finance, including Cohen Brothers’:

•

expertise in providing financing to small and mid-sized companies in a variety of sectors, with a particular emphasis on banks, bank holding companies, insurance companies and real estate companies, and securitizing these assets through a variety of product lines branded by Cohen Brothers, including

Alesco (CDOs collateralized by TruPS and surplus notes issued by banks, bank holding companies or insurance companies and other debt), Dekania (CDOs collateralized primarily by TruPS and surplus notes issued by insurance companies) and Emporia (CLOs collateralized primarily by leveraged loans);

•	expertise in acquiring and securitizing real estate related assets through Cohen Brothers’ Kleros product line (CDOs collateralized primarily by RMBS and other ABS);

•	disciplined asset origination process, including credit analysis of issuers and underlying collateral and risk management across asset classes;

•	extensive trading capacity, including a focus on trading fixed income securities; and

•	comprehensive research capabilities in a variety of sectors, including the real estate, insurance and financial services industries.

Alesco was formed to continue the business of investing in the target asset classes that Cohen Brothers has previously conducted and continues to conduct through various subsidiaries and sponsored entities, including the following:

•	Alesco and Dekania. From the inception of these product lines in August 2003 through June 30, 2006, Cohen Brothers and its subsidiaries have originated or placed over $7.3 billion in subordinated financing in the form of TruPS and surplus notes issued by banks, bank holding companies and insurance companies, and, as of June 30, 2006, manage 14 CDOs under the Alesco and Dekania brand names. Shami J. Patel, who has over 12 years of financial and capital markets experience, including service at Cohen Brothers, TRM Corporation, iATMglobal.net Corporation, an ATM software company, Sirrom Capital, a $500 million mezzanine investment fund, and Robertson Stephens & Co., leads Cohen Brothers’ portfolio management team for TruPS issued by banks and insurance companies and surplus notes issued by insurance companies. Thomas Friedberg who has an aggregate of over 43 years of experience at Cohen Brothers, AIG, the Hartford Insurance Group and ITT Life Insurance Company, leads Cohen Brothers’ portfolio management team for the Dekania product.

•	Emporia. In October 2005, a subsidiary of Cohen Brothers structured and completed its first CLO transaction under the Emporia brand name in the amount of $425 million and also completed a second deal in June 2006 in the amount of $365 million, each collateralized by a portfolio of leveraged loans to small and mid-sized companies. Emporia Capital Management, an affiliate of Cohen Brothers acts as collateral manager for this CLO. Kevin Braddish leads Emporia’s portfolio management team. Mr. Braddish has over 20 years of small and mid-sized leveraged lending experience, including 4 years as the head of PB Capital’s U.S. Leveraged Lending Group.

•	Kleros. From the inception of this product line in June 2005 through June 30, 2006, Strategos Capital Management, LLC, or Strategos, a subsidiary of Cohen Brothers, has completed three $1.0 billion CDOs under the Kleros brand name, collateralized by high grade RMBS. In addition, Strategos, through warehouse facilities, has acquired an additional $2.2 billion of other RMBS as of June 30, 2006. Alex P. Cigolle, who has an aggregate of 8 years of structured finance and capital markets experience at Cohen Brothers, Delaware Investments, a member of Lincoln Financial Group and Banc of America Securities, leads Cohen Brothers’ portfolio management team for this product.

Taberna. In addition to the businesses and product lines described above, in March 2005, Cohen Brothers and its affiliates sponsored the formation of Taberna. From March 2005 through June 30, 2006, Taberna and its subsidiaries have provided over $4.5 billion in subordinated financing in the form of TruPS for REITs and other real estate operating companies and under the Taberna brand name manage five CDOs collateralized by these TruPS, together with CMBS and debt securities issued by real estate companies. Taberna also invests in RMBS and residential mortgage loans, and uses the services of Cohen Brothers and its subsidiaries to invest in these assets. Cohen Brothers, through its affiliate broker dealer, Cohen Brothers and Company, LLC, has also acted as placement agent for the TruPS acquired by the Taberna CDOs. Cohen Brothers and its subsidiaries have agreed not to compete with Taberna for a three-year period beginning on April 28, 2005 in Taberna’s business of originating TruPS or other preferred securities issued by REITs and real estate operating companies or of acting as the collateral manager of CDOs involving such securities. Accordingly, for so long as its manager is a subsidiary of Cohen Brothers, Alesco must obtain Taberna’s consent before investing in TruPS issued by REITs and real estate operating companies during the term of this non-competition agreement. Alesco may seek to invest in these securities but no assurance can be given that Alesco will obtain Taberna’s consent for these investments.

Research. Cohen Brothers has a research team comprised of seven analysts led by Lee Calfo, Andrew Stapp and Joseph Gladue who have over 40 years of combined experience researching companies in the financial services industry including banking, real estate, and insurance firms. Cohen Brothers regularly publishes research on many aspects of the banking, real estate and financial services industries including:

•	Initiations of Coverage and Company Progress Reports, in-depth reports of individual financial services companies;

•	Earnings Review Notes and Company Updates, detailed research analyses on news events of financial services companies;

•	Sector Updates, quarterly examinations of the performance and issues facing the financial services industry; and

•	Industry Reports, examinations of depository institutions operating in a particular geography, such as Texas or Puerto Rico, or of financial services firms occupying a certain niche or sub-set of an industry, such as mortgage REITs or credit card firms.

In addition, Cohen Brothers periodically publishes the following titles:

•	The Big Book of Banks and Thrifts, an annual publication reporting on small- and mid-sized banks;

•	Bank Trust Preferred Encyclopedia, an analysis of bank TruPS; and

•	The Insurance Trust Preferred Securities and Surplus Notes Encyclopedia, an analysis of insurance company TruPS.

Alesco’s manager is responsible for administering Alesco’s business activities and day-to-day operations and uses the resources of Cohen Brothers to enhance Alesco’s operations. Alesco’s management agreement is intended to provide Alesco access to Cohen Brothers’ broad referral network, experience in capital markets, credit analysis, debt structuring and risk and asset management as well as corporate operations and governance.

Alesco’s Management Team

Pursuant to the terms of the management agreement, Alesco’s manager provides Alesco with Alesco’s management team, subject to election of these individuals by Alesco’s board of trustees, including a chief executive officer, chief investment officer, chief operating officer and chief financial officer, along with appropriate support personnel. In addition to serving as officers of Alesco’s manager, all of Alesco’s executive officers are employees of Cohen Brothers or one or more of its affiliates.

Alesco’s management team has significant experience originating and investing in Alesco’s target asset classes and structuring and managing CDOs and CLOs. The following describes the experience of Alesco’s senior executive officers:

•	Alesco’s chairman, Daniel G. Cohen, has 17 years of real estate, finance and public company management experience, including service at Cohen Brothers, Taberna Realty Finance Trust, Resource America Inc., a publicly traded asset management company, Jefferson Bank (which merged into Hudson United Bank), The Bancorp, Inc. and TRM Corporation, a publicly traded consumer services company;

•	Alesco’s president and chief executive officer, James J. McEntee, III, has 23 years of real estate, finance and public company management experience, including service at Cohen Brothers, The Bancorp Inc., Harron Capital, LP, a $100 million private equity fund which he co-founded, and in private legal practice;

•	Alesco’s chief operating officer, Shami J. Patel, has 12 years of financial and capital markets experience, including service at Cohen Brothers, TRM Corporation, iATMglobal.net Corporation, an ATM software company, Sirrom Capital, a $500 million mezzanine investment fund, and Robertson Stephens & Co., an investment bank;

•	Alesco’s chief financial officer and treasurer, John J. Longino, has 25 years of public accounting and financial experience, including service at Cohen Brothers, Arthur Andersen LLP and Apex Integrated Solutions LLC, a provider of outsourced accounting and finance services.

Mr. Longino, Alesco’s chief financial officer, is exclusively dedicated to Alesco’s business; however, he is an employee of Cohen Brothers. Each of the other executive officers of Alesco’s manager has other duties with Cohen Brothers, Taberna and their affiliates and will not be exclusively dedicated to Alesco’s business.

These Alesco Trustees will serve as Directors of Sunset following the merger

Daniel G. Cohen, age 36. Mr. Cohen is Alesco’s chairman. He also serves as chairman and chief executive officer of Taberna and has served as a member of Taberna Capital Management, LLC’s investment committee since 2005. Since 2001, he has also served as chairman, chief executive officer and president of Cohen Brothers and its ultimate parent company, Cohen Brothers, LLC. Mr. Cohen has been chairman of the board of trustees of The Bancorp, Inc., a publicly traded bank holding company, since 2000, served as chief executive officer for The Bancorp, Inc. since 1999 and has served as a member of the board of directors of TRM Corporation, a consumer services company, since 2000 and as its chairman since 2003. From 1998 to 2000, Mr. Cohen served as the chief operating officer of Resource America Inc., a publicly traded asset management company with interests in energy, real estate and financial services. From 1997 to 1999, Mr. Cohen was a director of Jefferson Bank of Pennsylvania, a commercial bank acquired by Hudson United Bancorp in 1999.

James J. McEntee, III, age 48. Mr. McEntee is Alesco’s chief executive officer and president. Since 2003, Mr. McEntee has served as the chief operating officer of Cohen Brothers and since 2005 has served as vice chairman of Taberna. He has served as a member of the board of directors of Pegasus Communications Corp. since 1996. He also serves as a director of The Bancorp Bank, a bank holding company. Prior to joining Cohen Brothers, Mr. McEntee was the co-founder and co-managing partner of Harron Capital, LP, a $100 million private equity fund, from 1999 to 2002. Mr. McEntee held various positions as a lawyer in private practice with the law firm of Lamb, Windle & McErlane, P.C. from 1990 to 2003, including as a partner and chairman of the firm’s Business Department.

Thomas P. Costello, age 60. Mr. Costello currently serves as chairman of the audit committee of Alesco’s board of trustees. Prior to becoming a trustee of Alesco upon completion of Alesco’s offering in January 2006, Mr. Costello served as a Director for KPMG LLP from 2002 to 2004. Prior to that, he was employed at Arthur Andersen LLP for 35 years, including serving as National Practice Director from 1996 to 2002, where he was responsible for the accounting and audit practices of 19 Arthur Andersen offices in the southeast region of the United States. From 1985 to 1996, he served as Partner in Charge of the Accounting and Audit practice in Arthur Andersen’s Philadelphia Office. Prior to that, he acted as Engagement Partner where he served clients in numerous industries and worked with both large multinational and small and mid-sized public companies.

Jack Haraburda, age 67. Mr. Haraburda currently serves as chairman of the compensation committee of Alesco’s board of trustees. Prior to becoming a trustee of Alesco upon completion of Alesco’s offering in January 2006, M. Haraburda was managing partner of CJH Securities Information Group, a professional coaching business. Mr. Haraburda previously served as Managing Director for the Philadelphia Complex of Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2003 to 2005. He has also served in various positions at Merrill Lynch since 1984, including as Managing Director of Merrill Lynch’s Princeton Complex, Resident Vice President of Merrill Lynch’s Philadelphia Main Line Complex, Marketing Director and National Sales Manager of Merrill Lynch Life Agency and Chairman of Merrill Lynch Metals Company. From 1980 to 1984, he

was Managing Director for Comark Securities, a government securities dealer. From 1968 until 1980, he served as a Financial Advisor, National Sales Manager for the Commodity Division, Manager of the Atlanta Commodity Office and the Bala Cynwyd office of Merrill Lynch.

Lance Ullom, age 37. Mr. Ullom serves as chairman of the nominating and corporate governance committee of Alesco’s board of trustees. He has also been Executive Vice President for E*TRADE Global Asset Management (“ETGAM”) since January 2005. In this capacity he supervises all of ETGAM’s investment activities in mortgage-backed securities and other asset backed securities, mortgage loans, commercial lending, municipal securities, TruPS, derivative products and CDO businesses. Since joining E*Trade in 2000, Mr. Ullom has held several senior positions in ETGAM, including Vice President and Senior Portfolio Manager. Prior to joining E*TRADE, Mr. Ullom worked at Arbor Capital, a licensed broker dealer / mortgage hedge fund based in New York City from 1996 to 2000, where he was responsible for trading structured bonds and whole loans. From 1991 to 1996, Mr. Ullom worked at Barclay Investments in various capacities from institutional sales to Co-Head of Trading for all mortgage products.

For information on the Sunset directors who will remain on the board, see Sunset’s Annual Report on Form 10-K for the year ended December 31, 2005, which can be obtained as described in “Where you can find more information” on page 168 of this proxy statement.

Competitive Strengths

Experienced Management Team. Members of Alesco’s management team, through their association with Cohen Brothers, have originated approximately $12.0 billion of TruPS financings from 2002 through June 30, 2006, including $7.3 billion in the banking and insurance industries. Alesco’s management team has managed 20 CDO and CLO transactions from 2002 through June 30, 2006, including 14 CDOs comprised substantially of TruPS and surplus notes issued by small and mid-sized banks, bank holding companies and insurance companies, four CDO collateralized by RMBS and two CLO collateralized by leveraged loans to small and mid-sized companies. Alesco’s management team also formed Taberna, which manages six CDOs comprised substantially of TruPS issued by REITs and real estate operating companies. In addition, from November 2, 2002 to June 3, 2003, Alesco’s management team was involved in a joint venture that originated collateral for, and advised, three CDOs under the brand name Trapeza, collateralized substantially by TruPS issued by banks. Cohen Brothers and its affiliates are no longer involved in the joint venture and do not provide services to the Trapeza CDOs. Alesco expects to leverage its management team’s experience in order to grow its business.

Access to Pipeline of Assets. Alesco believes Cohen Brothers’ origination and trading capabilities provide Alesco with access to a pipeline of assets that will be structured by its manager to meet Alesco’s credit and financing criteria. Alesco’s management team has an extensive network of contacts in the real estate, insurance and financial services communities, including relationships with regional and national investment banking firms that will assist Cohen Brothers in originating investments in Alesco’s target asset classes.

Diligent Underwriting and Detailed Credit Analysis. Cohen Brothers’ credit committees use a sophisticated and disciplined underwriting process and detailed credit analysis of prospective issuers and underlying collateral on Alesco’s behalf. Cohen Brothers’ professionals and members of its affiliates’ credit committees have significant expertise in analyzing the operations and financial statements of banks, bank holding companies, insurance companies and other companies that issue TruPS and other securities acquired by CDOs managed by Cohen Brothers. Of the 20 CDOs and CLOs that members of Alesco’s management team have structured and managed while at Cohen Brothers, only two issuers of underlying TruPS assets have exercised their right to defer dividend or interest payments on the TruPS held by those CDOs, and one of those issuers has fully cured and made up previously deferred amounts.

Sources of Financing Relationships. Alesco’s management team has extensive relationships with a broad range of lending sources to finance assets prior to their securitization. As described below, during the period from

January 31, 2006 through March 31, 2006 Alesco entered into approximately $1.75 billion of financing arrangements in the form of warehouse facilities which were in place and in use. As of June 30, 2006, Alesco paid down all outstanding warehouse facilities with proceeds from CDO transactions that closed during the three months ended June 30, 2006.

Significant Ownership Interest by Alesco’s Management Team and Manager. Cohen Brothers, Daniel G. Cohen and James J. McEntee purchased 400,000, 80,000 and 20,000 common shares, respectively, offered in the January 2006 offering at the offering price $10.00 without payment to Merrill Lynch of any initial purchaser’s discount or placement fee. In addition, upon completion of the offering, Alesco awarded to certain of its officers and to officers and employees of its manager and Cohen Brothers an aggregate of 303,227 restricted common shares, and awarded an additional aggregate of 30,000 restricted common shares to its independent trustees, representing an aggregate of 2.91% of Alesco’s outstanding common shares. One third of these restricted shares will vest on the first anniversary of the award and the remainder will vest quarterly on a pro rata basis as of the end of each quarter during the following two year vesting period of the award, assuming that the recipient is continuing in his service to Alesco, Cohen Brothers or Alesco’s manager at that date. In addition, Alesco’s management agreement provides that 15% of its manager’s incentive compensation will be paid in Alesco shares (provided that its manager may not own more than 9.8% of Alesco’s common shares) and the balance in cash. Alesco’s manager may elect to receive up to 50% of its incentive compensation in the form of Alesco shares, subject to the approval of a majority of Alesco’s independent trustees.

Alesco’s Investment Strategy

Alesco’s objective is to generate attractive risk-adjusted returns and predictable cash distributions for its shareholders. Alesco seeks to achieve this objective by investing in a leveraged portfolio of assets in its target asset classes. The amount of leverage Alesco can employ is driven by and limited to the common business practices of the companies providing the financing for each asset class.

In accordance with its investment strategy, Alesco used the $102 million of net proceeds from its January 2006 offering to invest in the following:

•	On March 15, 2006, the Trust closed “Alesco Preferred Funding X, Ltd.”, a CDO securitization that provides up to 30-year financing for banks or bank holding companies and insurance companies. The Trust invested approximately $32 million in the preference shares of Alesco Preferred Funding X, Ltd., which results in a 57% ownership interest. Alesco Preferred Funding X, Ltd. received commitments for $909 million of CDO notes, which were collateralized by approximately $950 million of TruPS and surplus notes;

•	On June 29, 2006, the Trust closed “Alesco Preferred Funding XI, Ltd.”, a CDO securitization that provides up to 30-year financing for banks or bank holding companies and insurance companies. The Trust invested approximately $22.5 million in the preference shares of Alesco Preferred Funding XI, Ltd., which results in a 55% ownership interest. Alesco Preferred Funding XI, Ltd. received commitments for $637 million of CDO notes, which will be collateralized by approximately $666 million of TruPS and surplus notes;

•	On June 30, 2006, the Trust closed “Kleros Real Estate CDO I, Ltd.”, a CDO securitization that provides financing for investments in MBS. The Trust invested $4.0 million in the preference shares of Kleros Real Estate CDO I, Ltd. and $26.0 in the Class D CDO notes, which results in a 100% ownership interest. Kleros Real Estate CDO I, Ltd. received commitments for $995 million of CDO notes, which were collateralized by approximately $1 billion of RMBS;

•

On June 21, 2006, the Trust closed “Emporia Preferred Funding II, Ltd.”, a CDO securitization that provides financing for investments in leverage loans. The Trust invested approximately $4.3 million in the preference shares of Emporia Preferred Funding II, Ltd., which results in a 13% ownership interest. Emporia Preferred Funding II, Ltd. received commitments for $330 million of CDO notes, of which

$180 million were issued to investors as of June 30, 2006. As of June 30, 2006, the CDO notes payable were collateralized by approximately $187 million of leveraged loans;

•	The Trust utilized approximately $10 million to purchase residential mortgage loans and the remainder of the net proceeds were used for general corporate purposes.

The net proceeds that Alesco (and after the merger, the merged entity) uses as cash collateral for its warehouse facilities, and the net proceeds that it retains for general corporate purposes pending further investment, are likely to produce returns that are lower than its investments in TruPS and its other targeted assets.

Net Investment Income. In general, Alesco has directed the acquisition of TruPS, leveraged loans and mortgage-backed securities on its behalf through a variety of warehouse financing arrangements that were eventually paid down in connection with the closing of a CDO or CLO transaction. Alesco relies on the expertise of Cohen Brothers and its affiliates in identifying assets that meet Alesco’s investment criteria and providing collateral management services for these assets prior to their securitization. The period when assets are being acquired before being securitized is referred to as a “warehouse accumulation period.” In general, Alesco does not expect the TruPS acquired at its direction by its warehouse lenders to be reflected on its balance sheet during the warehouse accumulation period while the leveraged loans and mortgage backed securities generally would be. During this period under the warehouse financing arrangements, Alesco expects that, absent defaults in respect of these assets, it will receive any income accruing from the yields on all of these assets in excess of interest expense and other financing expenses. Alesco holds mortgage loans on its balance sheet from the time of its initial acquisition of these assets through the term of any securitization of these assets and records as income the interest or other payments it receives or accrues with respect to these assets and recognizes as interest expense the financing costs of the warehouse lines or securitizations. Alesco has purchased mortgage loans through the use of short-term repurchase agreements, but may finance these assets on a long term basis through securitizations that involve the issuance of collateralized mortgage obligations.

Securitizations. Generally, Alesco makes a determination as to whether to purchase the debt or equity securities issued by a CDO or CLO or other securitization vehicle at the time it enters into the related warehouse facility. When a sufficient amount of eligible warehoused assets have been acquired, Alesco expects the assets to be sold or otherwise transferred to a CDO or CLO issuer, or financed through another securitization structure. Alesco also expects that most of the CDOs and CLOs in which it invests will be structured and managed by affiliates of Cohen Brothers, although Alesco may opportunistically also invest in securitizations structured and managed by third parties. Any determination to purchase securities in CDOs or CLOs structured or managed by Cohen Brothers or its affiliates is subject to the approval of a majority of Alesco’s independent trustees.

A CDO or CLO is a securitization structure whereby assets such as TruPS, surplus notes, leveraged loans or other loans or securities are transferred to a special purpose entity that issues multiple classes of debt and equity interests to finance a portfolio of securities or loans. Alesco may acquire all or a portion of the equity or debt securities issued by CDOs, CLOs and other securitizations. If Alesco purchases a sufficient amount of the equity interests in the CDO or CLO or meets other consolidation rules pursuant to GAAP, it will consolidate all of the assets of the CDO or CLO and will reflect all of the debt of the CDO or CLO on its balance sheet and will reflect income, net of minority interests.

Alesco’s manager or its affiliates usually receive CDO and CLO collateral management fees payable by the CDO and CLO issuers for which they serve as collateral manager. A portion of these fees, corresponding to Alesco’s percentage equity ownership interest in the applicable CDOs and CLOs, reduces the management fees payable by Alesco to its manager under the management agreement. Additional information regarding the management fees payable by Alesco to its manager, see Notes 2 and 12 to Alesco’s Consolidated Financial Statements, starting on page F-8 of this proxy statement.

Alesco’s warehouse financing facilities and CDOs, CLOs and other securitizations are collateralized by the following asset classes:

Mortgage Loans. The majority of Alesco’s investments in mortgage loans consist of residential mortgage loans to borrowers with relatively high average FICO scores (a credit score developed by Fair Isaac Corporation) and strong overall collateral credit quality. In the future, Alesco may also invest in mortgage loans secured by commercial properties.

Real Estate Securities. The majority of Alesco’s investments in real estate securities generally consist of RMBS rated A or AA by Standard & Poor’s Corporation, or S&P. Alesco also invests indirectly in sub-prime mortgage loans through investments in RMBS collateralized by these loans; however, it expects that these RMBS will generally have an average rating of at least A by S&P. Alesco also makes investments in adjustable rate and hybrid adjustable rate RMBS. In the future, Alesco may also invest in RMBS guaranteed by U.S. government sponsored enterprises such as the Federal National Mortgage Association, known as Fannie Mae, as well as RMBS that are not guaranteed by these entities. Alesco’s investments in CMBS may include securities that are rated investment grade by one or more nationally-recognized rating agencies, as well as unrated and non-investment grade rated securities.

TruPS and Surplus Notes. Alesco invests in financings for banks, bank holding companies and insurance companies, primarily in the form of TruPS or surplus notes, most of which are originated by Cohen Brothers or its affiliates through relationships with third party investment banks. Alesco’s investments in TruPS and surplus notes are generally structured to be consistent with the eligibility criteria for collateral debt securities as defined in the offering memorandum of each CDO transaction in which Alesco holds an interest. Alesco’s ability to invest in debt or equity securities issued by a particular CDO is not subject to the TruPS or surplus notes comprising the collateral debt securities for that particular CDO having a minimum credit rating. As a result, Alesco may invest in a CDO whose collateral-comprising debt securities, whether TruPS or surplus notes, are rated investment grade, unrated or non-investment grade rated, as set forth in the offering circular or memorandum prepared with respect to such CDO. Alesco considers the credit rating of the TruPS or surplus notes put up as collateral with respect to a particular CDO, however, to evaluate the terms offered with respect to investing in that particular CDO.

TruPS are hybrid instruments that have characteristics of debt and equity securities, including quarterly dividend payments that are tax deductible to the issuer similar to bonds and preferred dividend payments that are deferrable for up to 20 consecutive quarters similar to preferred equity. TruPS are issued by a special purpose trust that holds a subordinated debenture or other debt obligation issued by a sponsoring company to the trust. The sponsoring company holds the common equity interest in the trust, and the preferred securities of the trust, or TruPS, are sold to investors. Under current regulatory and tax structures applicable to depository institutions and insurance companies, the proceeds from TruPS are treated as primary regulatory capital. In addition to favorable regulatory capital treatment, TruPS are non-dilutive to the sponsoring company’s shareholders because under current GAAP, TruPS are not treated as outstanding equity securities. The obligations of the sponsor company relating to the subordinated debenture held by the trust generally are unsecured, subordinated and will rank junior in priority of payment to the sponsor company’s senior indebtedness, whether now existing or hereafter incurred, and effectively will rank junior to all existing and future liabilities, obligations and preferred equity of its subsidiaries, if any. No payment of principal of, or premium, if any, or interest or any other payment due on, the related subordinated debentures may be made if (i) any senior indebtedness of the sponsor company is not paid when due and any applicable grace period with respect to such default is not cured or waived or ceases to exist or (ii) the maturity of any senior indebtedness of the applicable sponsor company has been accelerated due to a default and such acceleration has not been rescinded or cancelled or such senior indebtedness has not been paid in full. In the event of the bankruptcy, liquidation or dissolution of the sponsor company, its assets would be available to pay obligations under the subordinated debentures only after all payments have been made on its senior indebtedness. A holder of TruPS may directly sue a sponsor company or seek other remedies to collect its pro rata share of payments owed or rely on the relevant trustee to enforce the TruPS issuer’s rights under the subject subordinated debenture.

Surplus notes are unsecured obligations issued directly by an insurance company. They are subordinated in right to all senior indebtedness and policy claims owed by the issuer. Typically, no restriction limits the issuer from incurring additional senior indebtedness. In addition, each payment of interest and principal under a surplus note is subject to the prior approval of the appropriate state regulator.

According to the FDIC Quarterly Banking Profile, as of September 30, 2005, there were 4,796 banks or bank holding companies with between $100 million and $10 billion in assets in the United States, referred to as small and mid-sized banks.

According to Fitch Ratings, 19 TruPS CDO or other pooled financing vehicles provided approximately $7.5 billion in funding to small and mid-sized banks, bank holding companies and insurance companies in 2004 and $6.7 billion in funding in 2005. Cohen Brothers structured and managed nine CDOs, aggregating $4.5 billion during 2004 and 2005. Alesco believes that the small and mid-sized banks or bank holding companies and insurance companies that issue TruPS through Cohen Brothers will continue to find TruPS an attractive source of capital to finance growth, strengthen their capital base, refinance high-rate debt and fund acquisitions. In addition to new issuances of TruPS, Alesco also anticipates refinancing earlier issuances of TruPS that are approaching the expiration of redemption restrictions.

Leveraged Loans. Alesco invests in the equity tranches of collateralized loan obligations (CLO) entities, the assets of which generally consist of debt obligations of small and mid-sized corporations, partnerships and other entities in the form of participations in first lien and other senior loans and mezzanine loans, which Alesco collectively refers to as leveraged loans because of the high proportion of debt typically in the capital structure of the borrowing entities. The loan participations owned by the CLO entities in which Alesco invests are generally secured by the assets of the loan obligor. The second lien loans are structured so that, while the second lien loans are secured by a junior lien on the same pool of assets that secures the first lien loans of a particular loan obligor, the second lien loans are equal to the first lien loans in right of ongoing payments of principal and interest. The collateral that secures the leveraged loans in which the CLO invests varies widely depending upon the issuer and the industry in which such issuer operates, but generally includes such issuer’s fixed assets, inventory and receivables. These leveraged loan investments are generated by Cohen Brothers through its leveraged loan product line, Emporia, which focuses on small and mid-sized issuers in industries characterized by relatively low volatility and leverage levels, including consumer products and manufacturing. In general, the borrowers under these loans use the borrowed funds in connection with leveraged buyouts or recapitalizations of their companies. Alesco’s investment guidelines for leveraged loans are generally structured to be consistent with the eligibility criteria for collateral debt obligations that are anticipated to be defined in the offering memorandum of the CLO transaction that Alesco expects to hold an interest. Alesco’s ability to invest in debt or equity securities issued by a particular CLO is not subject to the corporate borrowers whose loans comprise the collateral for that particular CLO having a minimum corporate credit rating. As a result, Alesco may invest in a CLO whose collateral is comprised of loans made to borrowers whose minimum corporate credit rating, if any, is that set forth in the offering circular or memorandum prepared with respect to such CLO. Alesco considers the corporate credit rating of the borrower whose loans are put up as collateral with respect to a particular CLO, however, to evaluate the terms offered with respect to investing in that particular CLO transaction.

Alesco believes that the market for leveraged loans to small and mid-sized companies, which are estimated to have approximately $1.3 trillion of total loans outstanding as of December 31, 2004, according to Standard & Poor’s, offers attractive risk-adjusted investment opportunities relative to loans made to larger companies that are syndicated among large groups of lenders, or broadly syndicated loans. Alesco believes that leveraged loans made to small and mid-sized companies often possess inherent structural and credit protections, including capital structure seniority, more favorable covenant and collateral packages than are customary in broadly syndicated loans, and smaller lender groups which are able to play a more proactive role in the negotiation and documentation of loan terms than the lender group in a more broadly syndicated loan transaction. In addition, Alesco believes, based on Cohen Brothers’ experience, that leveraged loans made to small and mid-sized companies typically offer higher upfront fees and higher returns to the lenders relative to broadly syndicated loans.

Alesco’s Financing Strategy

Alesco intends to use leverage in order to increase its potential returns, to fund the acquisition of assets that will collateralize CDOs and CLOs in which it may invest and to finance its portfolio investments primarily through the following:

•	Warehouse Facilities. Alesco entered into 3 warehouse facilities provided by an affiliate of Merrill Lynch, which provided approximately $1.75 billion of funding as of March 31, 2006. As of June 30, 2006, Alesco paid down all outstanding warehouse facilities with proceeds from CDO transactions that closed during the three months ended June 30, 2006. Alesco expects that Alesco Funding Inc. and other taxable or qualified REIT subsidiaries that Alesco has formed or will enter into additional warehouse facilities in order to fund the acquisition of additional assets during warehouse accumulation periods. Prior to completion of the January offering, various affiliates of Cohen Brothers were party to three warehouse facilities pursuant to which assets in Alesco’s target asset classes had been acquired. Upon completion of the January 2006 offering, the existing Cohen Brothers warehouse facilities were terminated and the assets held on the existing Cohen Brothers warehouse facilities were transferred to, and became collateral for Alesco’s new facilities.

In connection with each warehouse facility, Alesco is required to post cash collateral for its warehouse facilities. During a warehouse accumulation period, Alesco generally earns all or a portion of the net positive cash flow derived from the assets acquired by its warehouse lenders, after payment to the warehouse lenders of interest expense and other financing expenses. The cash collateral maintained by Alesco on deposit with its warehouse lenders serves as first loss protection to the lender with respect to any losses suffered on any of the assets held by the warehouse lenders during a warehouse accumulation period up to the full amount of the cash collateral. Alesco’s liability for losses under the warehouse facilities will generally be limited to a fixed percentage of assets held on the line, except in certain circumstances where its liability may exceed the cap such as if Alesco were to engage in fraud. Alesco’s liability limitations are approximately 3% on both the mortgage-backed securities facility and the TruPS facility, and approximately 6% on the leveraged loan facility. See “Risk Factors—Risks Related to Alesco’s Business—Alesco could suffer losses beyond its committed capital under warehouse facilities.” Alesco accounts for its TruPS warehouse facility as a “free-standing” derivative. The warehouse facilities for Mortgage-backed Securities and Leveraged Loans are treated as on-balance sheet financings. See “Alesco Management’s Discussion and Analysis of Critical Accounting Policies and Liquidity and Capital Resources of Alesco—Critical Accounting Policies.” Additional information regarding certain other investments of Alesco, including its investments in residential mortgages and leveraged loans in amounts equal to approximately $205 and $186 million, is set forth in the Notes to Alesco’s Consolidated Financial Statements, starting on page F-8 of this proxy statement.

Alesco Warehouse Facility (and Facility’s Aggregate borrowing capacity)	Assets Being Financed by Warehouse Lender As of March 31, 2006
$1.0 billion Mortgage-backed Securities Facility	$600 million of agency/non-agency RMBS

$500 million TruPS Facility	$182 million of TruPS issued by 18 banks and bank holding companies and 7 insurance companies

$250 million Leveraged Loan Facility	$141 million of loan participations issued by 43 borrowers

As of June 30, 2006, all warehouse facilities were terminated.

•

CDOs, CLOs and Other Securitizations. Generally, Alesco makes a determination as to whether to purchase the debt or equity securities issued by a CDO or CLO or other securitization vehicle at the time it enters into the related warehouse facility. When a sufficient amount of eligible warehoused assets have been acquired, Alesco expects the assets to be sold or otherwise transferred to a CDO or CLO issuer, or financed through another securitization structure. Alesco expects that Cohen Brothers’ affiliated investment advisers will manage the CDOs, CLOs and other securitizations in consideration of a collateral management fee. A portion of these fees, corresponding to Alesco’s percentage equity ownership interest in the applicable CDO or CLO and its percentage participation interest in CLOs are credited to reduce the amount of fees payable by Alesco to its manager under the management agreement.

•	Repurchase Agreements. Alesco currently finances its mortgage loans through the use of short-term repurchase agreements.

•	Secured Lines of Credit. Alesco may fund purchases of additional real estate related assets such as RMBS, CMBS and mortgage loans with secured lines of credit, although it currently do not have commitments for any secured line of credit.

There is no limitation on the amount of indebtedness that Alesco may incur to fund its business operations and investment strategy.

Credit Analysis and Risk Management

Alesco’s investment strategy involves two primary investment phases: the selection of assets to be acquired during a warehouse accumulation period, and the acquisition of interests in the CDO, CLO or other securitization vehicle through which the warehoused assets are financed on a long-term basis. The cornerstone of Alesco’s investment process will be the ability of Cohen Brothers and Alesco’s manager to identify investments during each of these phases applying the underlying asset credit analysis and underwriting process utilized by Cohen Brothers and its affiliates in their business. With respect to the identification of assets in Alesco’s target asset classes to be acquired during warehouse accumulation periods, Alesco will rely on the expertise of separate credit committees at Cohen Brothers for each of its target asset classes. Alesco’s manager will determine whether Alesco will acquire debt or equity securities in the CDOs, CLOs and other securitizations through which the warehoused assets are ultimately financed, subject to the approval of a majority of Alesco’s independent trustees. See “Business of Alesco—Diligent Underwriting and Detailed Credit Analysis at page 140 of this proxy statement for a further discussion of Cohen Brothers’ credit committees.

TruPS and Leveraged Loans. Before Cohen Brothers commits to provide financing to a company, whether in the form of TruPS or a leveraged loan, it:

•	requires the issuer or seller to answer a comprehensive due diligence questionnaire;

•	reviews publicly available information about the issuer;

•	reviews general market conditions and cyclical industry trends;

•	reviews issuer/seller-prepared and/or third-party valuations of the issuer’s assets;

•	conducts discussions with rating agencies;

•	reviews the issuer/seller’s historical performance and the level and stability of its anticipated cash flow; and

•	discusses the issuer’s liquidity position, credit statistics, growth strategy and selected potential problem areas with the issuer/seller’s management.

Real Estate Assets. With respect to Alesco’s investments in RMBS, CMBS, mortgage loans and other real estate related assets, Cohen Brothers conducts an analysis of the collateral, including an examination of the loan features, and a structural analysis.

Cohen Brothers’ credit assessment team for each asset class summarizes the results of its credit analysis in a credit report, including a discussion of strengths, concerns and risk mitigants of the particular investment. Each credit report is then reviewed by a committee consisting of at least one portfolio manager, credit analyst and trader. Each credit committee evaluates a potential investment by following guidelines it has developed based upon the experience of Alesco’s management team and members of the credit committee. The credit committees meet as frequently as necessary so that Alesco’s manager can be responsive to attractive and time sensitive opportunities. Approvals of investments by the credit committees require a unanimous vote of the credit committee members.

Cohen Brothers’ credit analysts continually monitor assets for potential credit impairment after they have been funded. The monitoring process includes a daily review of market conditions and public announcements by issuers, ongoing dialogues with issuers, a monthly review of collateral statistics and performance, meetings to discuss credit performance and a watch list. If Alesco’s manager identifies a particular asset exhibiting deterioration in credit, the relevant credit team will meet to discuss the creditworthiness of the underlying asset and assess outlook and valuation estimates.

Competition

Alesco expects to continue to encounter significant competition in seeking investments. Alesco expects to compete with many third parties including specialty finance companies, savings and loan associations, banks, mortgage bankers, insurance companies, mutual funds, institutional investors, investment banking firms, lenders, governmental bodies and other entities. Alesco may also be subject to significant competition in originating TruPS or other securities that will collateralize CDOs and CLOs. In addition, there are other REITs, including Taberna, with investment objectives similar to Alesco’s and others may be organized in the future, including those that may be advised or managed by Cohen Brothers or its affiliates. Cohen Brothers and its subsidiaries have agreed not to compete with Taberna for a three-year period beginning on April 28, 2005 in Taberna’s business of originating TruPS or other preferred securities issued by REITs and real estate operating companies or of acting as the collateral manager of CDOs involving these securities. Accordingly, for as long as Alesco’s manager is a subsidiary of Cohen Brothers, Alesco must obtain Taberna’s consent before investing in TruPS issued by REITs and real estate operating companies during the term of this non-competition agreement. Alesco may seek to invest in these securities but there can be no assurance that Alesco will obtain Taberna’s consent for these investments. In addition, there can be no assurance that Cohen Brothers’ affiliates will not establish or manage other investment entities in the future that compete with Alesco for other types of investments. For example, Taberna will compete with Alesco for investments in RMBS and CMBS, and there can be no assurance that Alesco’s manager will allocate the most attractive RMBS and CMBS opportunities to Alesco. If any present or future Cohen Brothers investment entities have an investment focus similar to Alesco’s focus, Alesco may be competing with those entities for access to the benefits that its relationship with Cohen Brothers provides to it, including access to investment opportunities. Some of Alesco’s competitors have substantially greater financial resources than Alesco does and generally may be able to accept more risk. They may also enjoy significant competitive advantages that result from, among other things, a lower cost of capital and better operating efficiencies.

Competition may limit the number of suitable investment opportunities offered to Alesco. It may also result in higher prices, lower yields and a narrower spread of yields over Alesco’s borrowing costs, making it more difficult for Alesco to acquire new investments on attractive terms. Competition may also reduce the fee income Alesco realizes from the origination, structuring and management of CDOs and CLOs. In addition, competition for desirable investments could delay the investment of proceeds from future offerings in desirable assets, which may in turn reduce Alesco’s earnings per share and negatively affect Alesco’s ability to maintain its dividend distributions.

Insurance

If Alesco makes investments that are secured by real property or if it makes equity investments in real property, Alesco will seek to ensure that the properties are covered by adequate insurance provided by reputable companies, with commercially reasonable deductibles, limits and policy specifications customarily carried for similar properties. There are, however, certain types of losses that may be either uninsurable or not economically insurable, such as losses due to floods, storms, riots, terrorism or acts of war. If an uninsured loss occurs, Alesco could lose its invested capital in, and anticipated profits from, the investment.

Legal Proceedings

There are no legal proceedings pending against Alesco.

Offices

Alesco’s principal executive offices are located at Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104 and the telephone number of its offices is (215) 701-9555. Alesco’s manager has entered into a shared services agreement with Cohen Brothers pursuant to which Cohen Brothers provides Alesco’s manager with office space.

Employees

Alesco has no employees. All employees are provided by its manager under the management agreement.

Additional Information

Additional information concerning Alesco is contained in Alesco’s Consolidated Financial Statements and related notes beginning on page F-1 of this proxy statement.

ALESCO MANAGEMENT’S DISCUSSION AND ANALYSIS OF CRITICAL ACCOUNTING POLICIES AND LIQUIDITY AND CAPITAL RESOURCES OF ALESCO

The following discussion should be read in conjunction with Alesco’s historical audited financial statements as of March 31, 2006 and for the period from January 31 to March 31, 2006 and the related notes included elsewhere in this proxy statement and Alesco’s unaudited interim financial statements as of June 30, 2006 and for the period from January 31 to June 30, 2006 and the related notes included elsewhere in this proxy statement.

General

Alesco is a Maryland real estate investment trust that was formed on October 26, 2005. Alesco commenced operations immediately following the completion of its January 2006 offering.

Alesco intends to elect to qualify to be taxed as a REIT for U.S. federal income tax purposes for its taxable year ending at the time of the merger. Alesco generally does not expect to be subject to U.S. federal income tax on its income to the extent it distributes annually that income to its shareholders and maintains its qualification as a REIT. Alesco generally expects to make and hold its investments and conduct its other operations through subsidiaries, including certain domestic TRSs, such as Alesco Funding Inc., which will be subject to federal, state and local income tax on their earnings.

Alesco is externally managed and advised by Cohen Brothers. Alesco focuses on investing in CDO and CLO transactions and other securitizations collateralized by assets in the following target asset classes:

•	mortgage loans, other real estate-related senior and subordinated debt securities, RMBS and CMBS;

•	subordinated debt financings originated by Cohen Brothers or third parties, primarily in the form of trust preferred securities, or TruPS, issued by banks, bank holding companies and insurance companies, and surplus notes issued by insurance companies; and

•	leveraged loans made to small and mid-sized companies in a variety of industries characterized by relatively low volatility and overall leverage, including the consumer products and manufacturing industries.

Alesco may also invest opportunistically from time to time in other types of investments within Cohen Brothers’ areas of expertise and experience, such as mezzanine real estate loans, participations in mortgage loans, corporate tenant leases and equity interests in real estate, subject to maintaining its qualification as a REIT and its exemption from regulation under the Investment Company Act.

Set forth below is a discussion of certain aspects of Alesco’s financial reporting that may be important to a Sunset stockholder.

Operating Revenue

The principal sources of Alesco’s operating revenue are interest and dividend income on its investments, including debt and equity interests that we purchase in CDOs, and the positive spread from the yield on assets held on its warehouse facilities, net of interest and other financing costs under those facilities.

An important part of Alesco’s operating strategy is to direct the acquisition through warehouse lenders of assets that will ultimately be sold or contributed to CDOs, CLOs and other types of securitizations. As of March 31, 2006, Alesco had entered into three warehouse facilities provided by an affiliate of Merrill Lynch. Prior to completion of the January 2006 offering, various affiliates of Cohen Brothers were party to three warehouse facilities pursuant to which assets in Alesco’s target classes of TruPS, leveraged loans and RMBS had been acquired. The Cohen Brothers warehouse facilities were terminated upon the closing of the offering and the assets held on those facilities were transferred to, and became collateral for Alesco’s new facilities. Alesco’s warehouse facilities included a $1.0 billion warehouse facility relating to the acquisition of agency/non-agency RMBS, a $500 million facility relating to the acquisition of TruPS and a $250 million facility relating to the acquisition of leveraged loan participations. As of June 30, 2006, Alesco paid down all outstanding warehouse facilities with proceeds from three CDO transactions that closed during the three months ended June 30, 2006. During a warehouse accumulation period, Alesco deposits cash which is held in escrow by the warehouse provider to cover possible losses, generally up to the amount of the cash pledged plus any net positive spread from the yield on assets held, should any of the assets need to be liquidated before being securitized through a CDO or CLO. Alesco has the right to purchase assets from the warehouse provider in a liquidation in the event that a CDO or CLO is not formed or if an underlying security experiences a default or a decline in credit quality that may lead to a default. Typically Alesco’s warehouse facilities expire on the first to occur of the closing of a CDO or CLO or 180 days after the date of commencement of the facility. Based on Cohen Brothers’ experience, Alesco expects to be able to renew its short-term arrangements or put new arrangements in place upon the expiration of existing agreements; however, there can be no assurance that Alesco will be able to do so. Alesco accounts for its TruPS warehouse facility as a “free-standing” derivative. The warehouse facilities for Mortgage-backed Securities and Leveraged Loans are treated as on-balance sheet financings. During the warehouse period, Alesco’s participation under the TruPS facility, consisting principally of the interest spread, is reflected in its financial statements as a non-hedge derivative, which is reflected at fair value, and any unrealized gain or loss is included in its results of operations. Alesco’s participation in the leveraged loan and RMBS warehouse facilities result in interest income and interest expense and related financing costs being included in its financial statements. Upon the formation of a CDO or CLO collateralized by its targeted asset classes, it is Alesco’s intention to purchase at least 51% of the equity and consolidate the underlying assets and liabilities onto its balance sheet; however, Alesco’s guidelines do not require Alesco to do so and Alesco may elect to purchase less than a majority interest in these CDOs and CLOs.

It is possible that future warehouse facilities that Alesco enters into will be structured on terms that are different from the terms of the warehouse facilities described above.

As mentioned above, one of Alesco’s primary investment strategies is to invest in the debt and equity securities of CDO transactions. Alesco has invested in the following CDO transactions during the period from January 31, 2006 through June 30, 2006:

•	On March 15, 2006, the Trust closed “Alesco Preferred Funding X, Ltd.”, a CDO securitization that provides up to 30-year financing for banks or bank holding companies and insurance companies. The Trust invested approximately $32 million in the preference shares of Alesco Preferred Funding X, Ltd., which results in a 57% ownership interest. Alesco Preferred Funding X, Ltd. received commitments for $909 million of CDO notes, which were collateralized by approximately $950 million of TruPS and surplus notes.

•	On June 29, 2006, the Trust closed “Alesco Preferred Funding XI, Ltd.”, a CDO securitization that provides up to 30-year financing for banks or bank holding companies and insurance companies. The Trust invested approximately $22.5 million in the preference shares of Alesco Preferred Funding XI, Ltd., which results in a 55% ownership interest. Alesco Preferred Funding XI, Ltd. received commitments for $637 million of CDO notes, which will be collateralized by approximately $666 million of TruPS and surplus notes.

•	On June 30, 2006, the Trust closed “Kleros Real Estate CDO I, Ltd.”, a CDO securitization that provides financing for investments in MBS. The Trust invested $4.0 million in the preference shares of Kleros Real Estate CDO I, Ltd. and $26.0 in the Class D CDO notes, which results in a 100% ownership interest. Kleros Real Estate CDO I, Ltd. received commitments for $995 million of CDO notes, which were collateralized by approximately $1 billion of RMBS.

•	On June 21, 2006, the Trust closed “Emporia Preferred Funding II, Ltd.”, a CDO securitization that provides financing for investments in leverage loans. The Trust invested approximately $4.3 million in the preference shares of Emporia Preferred Funding II, Ltd., which results in a 13% ownership interest. Emporia Preferred Funding II, Ltd. received commitments for $330 million of CDO notes, of which $180 million were issued to investors as of June 30, 2006. As of June 30, 2006, the CDO notes payable were collateralized by approximately $187 million of leveraged loans.

Additionally, Alesco finances investments in mortgage loans using short-term repurchase agreements. Alesco will likely seek to finance its mortgage loan assets on a long-term basis through securitizations. For example, Alesco may finance these assets on a long term basis by contributing the assets to a pass-through securitization entity, such as a trust, that will be a wholly-owned subsidiary of Alesco and will issue debt securities in the capital markets collateralized by the mortgage loans held by the trust. Alesco expects that such mortgage loan assets and the indebtedness it incurs to finance its investments in those assets will be consolidated in its financial statements throughout the period that Alesco holds the assets, including through the term of any securitization of the assets.

Operating Expenses

Alesco’s principal operating expenses are interest and other financing expenses under its warehouse facilities, base and incentive fees under its external management agreement, trustee fees, professional fees, such as legal and accounting fees, and expenses resulting from grants of equity awards to Alesco’s manager or Alesco’s executive officers and trustees. An affiliate of Alesco’s manager provides ongoing collateral management services to CDOs and CLOs in which Alesco invests under cancelable collateral management agreements. The collateral management fees are an administrative cost of and are paid by the CDO or CLO trustee on behalf of the CDO or CLO investors. Alesco’s pro rata share of these collateral management fees are credited against the base and incentive fees owed to Alesco’s manager, up to an amount equal to 100% of the base and incentive management fees payable under Alesco’s management agreement. Additional information regarding the management agreement Alesco is a party to can be found in Note 12 to Alesco’s Audited Consolidated Financial Statements as of March 31, 2006, starting on page F-21 of this proxy statement, and Note 11 to Alesco’s Unaudited Interim Consolidated Financial Statements as of June 30, 2006, starting on page F-21 of this proxy statement.

Trends That May Affect Alesco’s Business

Alesco’s investment portfolio may be impacted by the following trends:

Rising interest rate environment. Interest rates have been increasing since Alesco began operations on January 31, 2006 and may continue to increase. With respect to Alesco’s existing residential mortgage portfolio, which is heavily concentrated in 5/1 hybrid adjustable rate mortgages that bear fixed interest rates for an initial period of five years and thereafter bear floating interest rates, Alesco does not expect interest rate increases to materially impact its net investment income, as it has financed these investments through repurchase agreements that bear floating interest rates. Alesco uses interest rate swaps to effectively convert the floating rate interest payment on the repurchase agreements to a fixed rate during the period the residential mortgages bear fixed rates. Alesco’s investments in TruPS and subordinated debentures are held by Alesco’s consolidated CDO entities. These securities bear fixed and floating interest rates. A large portion of Alesco’s fixed-rate securities are hybrid instruments, which convert to floating rate securities after a five, seven or ten-year fixed-rate period. Alesco has financed these securities through the issuance of floating rate and fixed-rate CDO notes payable. A large portion of the CDO notes payable are floating rate instruments, and Alesco uses interest rate swaps to effectively convert this floating rate debt into fixed-rate debt during the period in which its investments in securities are paid at a fixed rate. Alesco’s investments in RMBS were initially financed through a warehouse facility that bore a floating interest rate and a portion of Alesco’s collateral securities within the warehouse facility was paid at a fixed rate, and Alesco used interest rate swaps to effectively convert this floating rate debt into fixed-rate debt during the warehouse accumulation period. During the three months ended June 30, 2006, Alesco terminated the RMBS warehouse facility in connection with the closing of the Kleros Real Estate I, Ltd. CDO, and has utilized a similar hedging strategy for the fixed collateral securities that remain within the CDO structure. By using this hedging strategy, Alesco believes it has effectively match-funded its assets with liabilities during the fixed-rate period of its investments in securities. An increase or decrease in interest rates will generally not impact Alesco’s net investment income generated by its investments in securities. However, an increase or decrease in interest rates will affect the fair value of Alesco’s investments in securities, which will generally be reflected in Alesco’s financial statements as changes in other comprehensive income unless impairment of an investment occurs that is not temporary, in which case the impairment would be reflected as a charge against Alesco’s earnings. See “Risk Factors—Risks Related to Alesco’s Business—Alesco’s hedging transactions, and those of the merged entity following the merger may not completely insulate Alesco or the merged entity from interest rate risk” and “Risk Factors—Risks Related to Alesco’s Business—Complying with REIT requirements may limit Alesco’s, and following the merger the merged entity’s, ability to hedge effectively” on page 35 of this proxy statement.

Prepayment rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise, but changes in prepayment rates are difficult to predict. Prepayment rates on Alesco’s assets also may be affected by other factors, including, without limitation, conditions in the housing, real estate and financial markets, general economic conditions and the relative interest rates on adjustable-rate and fixed-rate mortgage loans. Because interest rates may continue to increase, prepayment rates may fall. If interest rates begin to fall, triggering an increase in prepayment rates in Alesco’s current residential mortgage portfolio which is heavily weighted towards hybrid adjustable rate mortgages, Alesco’s net investment income relating to Alesco’s residential mortgage portfolio would decrease.

Competition. Alesco expects to face increased competition for its targeted investments, particularly its acquisition of TruPS. Alesco is aware that third parties other than Cohen Brothers have recently raised substantial funds, or are seeking to raise funds, in order to offer TruPS products Cohen Brothers target customers. While Alesco expects that the size and growth of the market for the TruPS product will continue to provide Alesco with a variety of investment opportunities, competition may have adverse effects on its business. Competition may limit the number of suitable investment opportunities offered to Alesco. Competition may also result in higher prices, lower yields and a narrower spread of yields over Alesco’s borrowing costs, making it more difficult for Alesco to acquire new investments on attractive terms.

Critical Accounting Policies

Alesco considers the accounting policies discussed below to be critical to an understanding of how Alesco reports its financial condition and results of operations because their application places the most significant demands on the judgment of Alesco’s management. With regard to these accounting policies, Alesco cautions that future events rarely develop exactly as expected and that estimates by Alesco’s management may routinely require adjustments.

Alesco’s financial statements are prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles, or GAAP. The preparation of financial statements in conformity with GAAP requires management to make use of estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition for Investment Income. Alesco recognizes interest income from investments in debt and other securities and residential mortgages and leveraged loans over the estimated life of the underlying financial instruments on a yield to maturity basis. In accordance with Emerging Issues Task Force Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets,” Alesco recognizes interest income from purchased interests in certain financial assets on an estimated effective yield to maturity basis. Alesco’s management estimates the current yield on the amortized cost of the investment based on estimated cash flows after considering prepayment and credit loss experience.

The adjusted yield is then applied prospectively to recognize interest income for the next quarterly period. The carrying value is assessed for impairment on a recurring basis, and Alesco’s management will record an impairment write-down if the investment is deemed to be other than temporarily impaired. Also included in investment income is the change in fair value of free-standing derivatives.

Principles of Consolidation. The consolidated financial statements reflect the accounts of Alesco and its majority-owned and/or controlled subsidiaries and those entities for which Alesco is determined to be the primary beneficiary in accordance with Financial Accounting Standard Board (“FASB”) Interpretation No. 46R, “Consolidation of Variable Interest Entities” (“FIN 46R”). The portions of these entities not owned by Alesco are presented as minority interest as of the date and for the period presented in the consolidated financial statements. All intercompany accounts and transactions have been eliminated in consolidation.

When Alesco obtains an explicit or implicit interest in an entity, Alesco evaluates the entity to determine if the entity is a variable interest entity (“VIE”), and, if so, whether or not Alesco is deemed to be the primary beneficiary of the VIE, in accordance with FIN 46R. Alesco consolidates VIEs of which Alesco is deemed to be the primary beneficiary or non-VIEs which Alesco controls. The primary beneficiary of a VIE is the variable interest holder that absorbs the majority of the variability in the expected losses or the residual returns of the VIE. When determining the primary beneficiary of a VIE, Alesco considers its aggregate explicit and implicit variable interests as a single variable interest. Alesco’s aggregate explicit and implicit interest in a VIE includes variable interests that related parties hold in the same VIE. Related parties include those parties identified in FASB Statement No. 57 (“SFAS No. 57”), “Related Party Disclosures”, and certain other parties that are acting as de facto agents or de facto principals of the variable interest holder. In the event that the aggregate variable interest held by the Alesco’s related party group would, if held by a single party, identify that party as the primary beneficiary, then the party, within the related party group, that is most closely associated with the VIE is the primary beneficiary of the VIE. If Alesco’s single or aggregate variable interest absorbs the majority of the variability in the expected losses or the residual returns of the VIE, the Trust is considered the primary beneficiary of the VIE. Alesco consolidates CDO entities that are VIE entities when Alesco is determined to be the primary beneficiary. Alesco reconsiders its determination of whether an entity is a VIE and whether Alesco is the primary beneficiary of such VIE if certain events occur. In the case of non-VIEs or VIEs where Alesco is not deemed to be the primary beneficiary and Alesco does not control the entity, but has the ability to exercise significant influence over the entity, Alesco accounts for its investment under the equity method.

During the three months ended June 30, 2006, Alesco and Sunset separately purchased investments in the preference shares of the “Emporia Preferred Funding II, Ltd.” CDO securitization. Alesco determined that Sunset is within its related party group and, therefore, the aggregate interest held by both Alesco and Sunset were considered for purposes of determining the primary beneficiary of the VIE. Alesco determined that it is the primary beneficiary of the VIE as the aggregate implicit interest of the related party group absorbs the majority of the variability in the expected losses and residual returns of the VIE and Alesco is considered most closely associated with the VIE. Alesco has consolidated Emporia Preferred Funding II, Ltd. within its consolidated financial statements as of and for the period ended June 30, 2006 and the portion of the entity not owned by Alesco is presented as a minority interest as of and for the period ended June 30, 2006.

Alesco has determined that certain special purpose trusts formed by third party issuers of TruPS to issue such securities are VIEs (“Trust VIEs”) and that the holder of the majority of the TruPS issued by the Trust VIEs would be the primary beneficiary of the special purpose trust. In most instances, Alesco is the primary beneficiary of the Trust VIEs because it holds, either explicitly or implicitly, the majority of the TruPS issued by the Trust VIEs. Certain TruPS issued by Trust VIEs are initially financed directly by CDOs or through Alesco’s warehouse facilities. Under the warehouse agreements, Alesco deposits cash collateral with an investment bank and bears the first dollar risk of loss, up to Alesco’s collateral deposit, if an investment held under the warehouse facility is liquidated at a loss. This arrangement causes Alesco to hold an implicit interest in the Trust VIEs that issued TruPS held by warehouse providers. The primary assets of the Trust VIEs are subordinated debentures issued by third party sponsors of the Trust VIEs in exchange for the TruPS proceeds and the common equity securities of the Trust VIE. These subordinated debentures have terms that mirror the TruPS issued by the Trust VIEs. Upon consolidation of the Trust VIEs, these subordinated debentures, which are assets of the Trust VIE, are included in Alesco’s financial statements and the related TruPS are eliminated. Pursuant to Emerging Issues Task Force Issue No. 85-1: “Classifying Notes Received for Capital Stock,” subordinated debentures issued to Trust VIEs as payment for common equity securities issued by Trust VIEs to third party sponsors are recorded net of the common equity securities issued.

Investments. Alesco invests primarily in debt securities, residential mortgage portfolios, leveraged loans and may invest in other types of real estate-related assets. Alesco accounts for its investments in debt securities under Statement of Financial Accounting Standards No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” as amended and interpreted (“SFAS No. 115”), and designates each investment as a trading security, an available-for-sale security, or a held-to-maturity security based on management’s intent at the time of acquisition. Under SFAS No. 115, trading securities are recorded at their fair value each reporting period with fluctuations in fair value reported as a component of earnings. Available-for-sale securities are recorded at fair value with changes in fair value reported as a component of other comprehensive income (loss). Fair value of the investments is based primarily on quoted market prices from independent pricing sources when available for actively traded securities or discounted cash flow analyses developed by management using current interest rates and other market data for securities without an active market. The estimate of fair value made by Alesco’s management is subject to a high degree of variability based upon market conditions and management assumptions. Upon the sale of an available-for-sale security, the realized gain or loss is computed on a specific identification basis and will be recorded as a component of earnings in the respective period. Held-to-maturity investments are carried at amortized cost at each reporting period.

Alesco accounts for its investments in subordinated debentures owned by Trust VIEs that Alesco consolidates as available-for-sale securities. These VIEs have no ability to sell, pledge, transfer or otherwise encumber the trust or the assets of the trust until such subordinated debenture’s maturity. Alesco accounts for investments in securities where the transfer meets certain criteria under Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SFAS No. 140”) as a financing at amortized cost. Alesco’s investments in security-related receivables represent interests in securities that were transferred to CDO securitization entities by transferors that maintained some level of continuing involvement.

Alesco exercises its judgment to determine whether an investment has sustained an other-than-temporary decline in value. If Alesco determines that an investment has sustained an other-than-temporary decline in its value, the investment is written down to its fair value, by a charge to earnings, and Alesco establishes a new cost basis for the investment. If a security that is available for sale sustains an other-than-temporary impairment, the identified impairment is reclassified from accumulated other comprehensive income or loss to earnings, thereby establishing a new cost basis. Alesco’s evaluation of an other-than-temporary decline is dependent on specific facts and circumstances relating to the particular investment. Factors that Alesco considers in determining whether an other-than-temporary decline in value has occurred include, but are not limited to: the estimated fair value of the investment in relation to its cost basis; the length of time the security has had a decline in estimated fair value below its amortized cost; the financial condition of the related entity; and the intent and ability of Alesco to hold the investment for a sufficient period of time to allow for recovery in the fair value of the investment.

Alesco accounts for its investments in residential mortgages and leveraged loans at amortized cost. The carrying value of these investments is adjusted for origination discounts/premiums, nonrefundable fees and direct costs for originating loans which are amortized into income on a level yield basis over the terms of the loans.

Alesco maintains an allowance for residential mortgage and leveraged loan losses based on its management’s evaluation of known losses and inherent risks in the portfolios, for example, historical and industry loss experience, economic conditions and trends, estimated fair values, the quality of collateral and other relevant quantitative and qualitative factors.

Accounting for Off-Balance Sheet Arrangements. Alesco maintains certain warehouse financing arrangements with various investment banks that are accounted for as off-balance sheet arrangements. Prior to the completion of a CDO securitization that is collateralized by TruPS, warehouse providers acquire investments in accordance with the terms of the warehouse facilities. Alesco receives the difference between the interest earned on the investments under the warehouse facilities and the interest charged by the warehouse providers from the dates on which the respective investments were acquired. Under the warehouse agreements, Alesco is required to deposit cash collateral with the warehouse provider and as a result, it bears the first dollar risk of loss, up to the warehouse deposit, if (i) an investment funded through the warehouse facility becomes impaired or (ii) a CDO is not completed by the end of the warehouse period, and in either case, the warehouse provider is required to liquidate the securities at a loss. These off-balance sheet arrangements are not consolidated because Alesco’s risk of loss is generally limited to the cash held as collateral by the warehouse providers. However, since Alesco holds an implicit variable interest in many entities funded under its warehouse facilities, it often does consolidate the Trust VIEs while the TruPS they issue are held on the warehouse facilities. Alesco records the cash collateral as warehouse deposits in its financial statements. The net difference earned from these warehouse facilities is considered a free-standing derivative and is recorded at fair value in the financial statements. Changes in fair value are reflected in earnings in the respective period.

Accounting for Derivative Financial Instruments and Hedging Activities. Alesco uses derivative financial instruments to attempt to hedge all or a portion of the interest rate risk associated with its borrowings. Certain of the techniques used to hedge exposure to interest rate fluctuations may also be used to protect against declines in the market value of assets that result from general trends in debt markets. The principal objective of such agreements is to minimize the risks and/or costs associated with Alesco’s operating and financial structure as well as to hedge specific anticipated transactions.

In accordance with Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended and interpreted (“SFAS No. 133”), Alesco measures each derivative instrument (including certain derivative instruments embedded in other contracts) at fair value and records such amounts in its consolidated balance sheet as either an asset or liability. For derivatives designated as fair value hedges, the changes in fair value of both the derivative instrument and the hedged item are recorded in earnings. For derivatives not designated as hedges, the changes in fair value are recorded in earnings. For derivatives designated as cash flow hedges, the effective portions of changes in the fair value of the derivative are reported in other comprehensive income (loss). Changes in the ineffective portions of cash flow hedges are recognized in earnings.

Results of Operations

For the Period from January 31, 2006 through March 31, 2006

Net income. Alesco’s net income for the period totaled $5.3 million, or $0.49 per diluted share. Alesco’s net income was primarily generated through an unrealized gain on an embedded derivative and certain interest rate swap contracts, Alesco’s investments in the Alesco Preferred Funding X, Ltd. CDO, residential mortgages and leveraged loans, mortgage-backed securities, and through net interest income from Alesco’s TruPS-related warehouse facility.

Net investment income. Alesco’s net investment income was $2.7 million or $0.25 per diluted share during the period and was primarily derived from investments in the Alesco Preferred Funding X, Ltd. CDO, residential mortgages and leveraged loans, mortgage-backed securities, and through net interest income from Alesco’s TruPS-related warehouse facility. Net investment income included $1.3 million that represents the change in the fair value of a non-hedge derivative relating to Alesco’s interests in its TruPS-related warehouse facilities. This non-hedge derivative is generated by the difference between the interest earned on the investments and the interest charged by the warehouse provider from the dates on which the respective investments were acquired.

Net investment income earned by investment type is as follows for the period from January 31 through March 31, 2006:

($ in thousands in the table below)

Investment Type	Investment Interest Income	Investment Interest Expense	Net Investment Income
Investment in residential mortgages and leveraged loans	$3,413	$(2,571)	$842
Investments held by CDO entities and Trust VIE’s	3,109	(2,773)	336
Investments in mortgage-backed securities	2,852	(2,521)	331
Change in fair value of free-standing derivative	1,284	—	1,284
Provision for loan losses	(128)	—	(128)

Total	$10,530	$(7,865)	$2,665

Expenses. During the period, Alesco’s non-investment expenses totaled $0.8 million and were comprised of related party management compensation of $0.6 million and general and administrative expenses of $0.2 million. Alesco’s related party management compensation expenses included $0.3 million in base management fees, $0.1 million in incentive fees, $0.2 million in share-based compensation expense related to restricted shares granted to the officers of Alesco and key employees of the manager and Cohen Brothers, and collateral management fees of $0.1 million that are payable to Alesco’s manager or Cohen Brothers. Alesco expects that its non-investment expenses will increase as it continues to increase its operations and add personnel.

Interest and other income. During the period, Alesco generated $0.8 million of interest earned from cash held on deposit with financial institutions.

Unrealized gain on interest rate swaps. Alesco’s unrealized gain on interest rate swaps totaling $3.2 million includes the change in fair value, from January 31 through March 31, 2006, on an embedded derivative that was bifurcated from the MBS credit agreement and certain interest rate swap contracts. Alesco determined that an embedded derivative existed within the MBS credit agreement and in accordance with SFAS No.133 bifurcated and accounted for this separately from the host contract as a freestanding derivative. As of March 31, 2006, the change in fair value of the embedded derivative was $2.8 million and is recorded as unrealized gain on interest rate swaps in the statement of income. Additionally, Alesco’s interest rate hedge agreements used to hedge fluctuations in interest rates associated with CDO notes payable were not designated by Alesco for hedge accounting during the period from March 15, 2006 through March 31, 2006. Alesco anticipates that it will designate the interest rate hedges during 2006 in order to qualify as an effective hedge pursuant to SFAS No. 133.

Minority interest. Minority interest represents the portion of net income generated by consolidated entities that is not attributable to Alesco’s shareholders. Minority interest during the period was $0.3 million.

Provision for income taxes. Alesco’s domestic TRS is subject to U.S. federal and state income and franchise taxes. For the period, Alesco’s consolidated financial statements reflect a provision for income taxes of $0.2 million, based on the effective income tax rate of Alesco’s TRS. The estimated annual effective tax rate of Alesco’s TRS was based on estimate of taxable income, deductions and the projected effective annual tax rates made by Alesco’s management. Such estimates are subject to change as these components become probable in magnitude and timing. Alesco’s effective tax rate is primarily based on a federal statutory income tax rate of 35.0% and a state and local effective income tax rate, net of federal benefit, of 6.0%.

For the 3 months ending June 30, 2006 and the Period from January 31, 2006 through June 30, 2006

Net income. Alesco’s net income for the three months ending June 30, 2006 and the period from January 31, 2006 through June 30, 2006 totaled $9.8 million, or $0.88 per diluted share, and $15.2 million, or $1.36 per diluted share, respectively. Alesco’s net income for each respective period was primarily generated through a realized gain on an embedded derivative and unrealized gains on certain interest rate swap contracts, Alesco’s investments in the Alesco Preferred Funding X, Ltd. CDO, residential mortgages and leveraged loans, mortgage-backed securities, and through net interest income from Alesco’s TruPS-related warehouse facility.

Net investment income. Alesco’s net investment income for the three months ending June 30, 2006 and the period from January 31, 2006 through June 30, 2006 was $6.7 million, or $0.60 per diluted share, and $9.3 million, or $0.84 per diluted share, respectively. Net investment income was primarily derived from investments in the Alesco Preferred Funding X, Ltd. CDO, residential mortgages and leveraged loans, mortgage-backed securities, and through net interest income from Alesco’s TruPS-related warehouse facility. Net investment income for the three months ending June 30, 2006 and the period from January 31, 2006 through June 30, 2006 included $0.7 million and $2.0 million, respectively, which represents the change in the fair value of a non-hedge derivative relating to Alesco’s interests in its TruPS-related warehouse facilities. This non-hedge derivative is generated by the difference between the interest earned on the investments and the interest charged by the warehouse provider from the dates on which the respective investments were acquired. During the three months ended June 30, 2006, Alesco terminated each outstanding warehouse facility in connection with the closing of 3 CDO transactions (see discussion above). The CDO transactions closed during the end of June and, therefore, a significant portion of Alesco’s earnings were derived from warehouse facilities that were terminated as of June 30, 2006. Net investment income earned by investment type is as follows for the three months ending June 30, 2006 and the period from January 31, 2006 through June 30, 2006:

($ in thousands in the table below)

3 months ending June 30, 2006

Investment Type	Investment Interest Income	Investment Interest Expense	Net Investment Income
Investment in residential mortgages and leveraged loans	$8,076	$(6,303)	$1,773
Investments held by CDO entities and Trust VIE’s	20,938	(17,665)	3,273
Investments in mortgage-backed securities	10,660	(9,825)	835
Change in fair value of free-standing derivative	711	—	711
Provision for loan losses	77	—	77

Total	$40,462	$(33,793)	$6,669

Period from January 31, 2006 through June 30, 2006

Investment Type	Investment Interest Income	Investment Interest Expense	Net Investment Income
Investment in residential mortgages and leveraged loans	$11,489	$(8,875)	$2,614
Investments held by CDO entities and Trust VIE’s	26,618	(23,007)	3,611
Investments in mortgage-backed securities	13,512	(12,347)	1,165
Change in fair value of free-standing derivative	1,996	—	1,996
Provision for loan losses	(51)	—	(51)

Total	$53,564	$(44,229)	$9,335

Expenses. During the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006, Alesco’s non-investment expenses totaled $1.7 million and $2.5 million, respectively. These non-investment expenses consist of related party management compensation of $1.4 million and $2.0 million, respectively, and general and administrative expenses of $0.3 million and $0.4 million, respectively. Alesco’s related party management compensation expenses included $0.4 million and $0.7 million, respectively, in base management fees, $0.1 million and $0.2 million, respectively, in net incentive fees, $0.3 million and $0.5 million, respectively, in share-based compensation expense related to restricted shares granted to the officers of Alesco and key employees of the manager and Cohen Brothers, and collateral management fees of $0.6 million and $0.7 million, respectively, that are payable to Alesco’s manager or Cohen Brothers. Alesco expects that its non-investment expenses will increase as it continues to increase its operations.

Interest and other income. During the three months ending June 30, 2006 and the period from January 31, 2006 through June 30, 2006, Alesco generated $0.9 million and $1.7 million, respectively, of interest earned from cash held on deposit with financial institutions.

Loss on Sale of Assets. During the three months ending June 30, 2006 and the period from January 31, 2006 through June 30, 2006, Alesco recorded a loss on the sale of assets of $0.9 million and $0.8 million, respectively. During the three month period ended June 30, 2006, the Trust sold approximately $87 million of 7/1 adjustable rate residential mortgages at a loss of $0.9 million. In connection with the sale of the assets, the Trust terminated an interest rate swap contract and recorded a gain of $0.9 million in earnings.

Realized and Unrealized gains on interest rate swaps. During the three months ending June 30, 2006 and the period from January 31, 2006 through June 30, 2006, Alesco’s realized $7.7 million of gains on derivative contracts. The gains consisted of $6.8 million realized as a result of Alesco’s termination of its MBS credit agreement during the three months ended June 30, 2006 and $0.9 million realized as a result of terminating an interest rate swap contract in connection with the residential mortgage loan sale described above. The MBS credit agreement included certain provisions that allowed the lender, a third party investment bank, to enter into interest rate swap contracts with respect to fixed-rate securities that were pledged as collateral to the MBS credit agreement. Upon the termination of the MBS credit agreement Alesco received $6.8 million of termination proceeds based upon the fair value of the interest rate swap contracts on the termination date. Alesco has accounted for the interest rate swap contracts entered into by the lender of the MBS credit agreement as an embedded derivative within the consolidated financial statements. These amounts were reclassified from unrealized gains on interest rate swaps during the three months ending June 30, 2006 as a result of the termination of the respective interest rate swap contracts.

Certain of the Alesco’s interest rate swap contracts were not designated as interest rate hedges at inception, therefore the change in fair value during the period in which the interest rate swap contracts are not designated as hedges is recorded as an unrealized gain on derivative contracts in the statement of income. Alesco has designated these interest rate swap contracts as interest rate hedges as of June 30, 2006.

Minority interest. Minority interest represents the portion of net income generated by consolidated entities that is not attributable to Alesco’s shareholders. Minority interest during the three months ending June 30, 2006 and the period from January 31, 2006 through June 30, 2006 was $2.0 million and $2.4 million, respectively.

Provision for income taxes. Alesco’s domestic TRS is subject to U.S. federal and state income and franchise taxes. During the three months ending June 30, 2006 and the period from January 31, 2006 through June 30, 2006, Alesco recorded a provision for income taxes of $0.2 million and $0.4 million, respectively, based on the effective income tax rate of Alesco’s TRS. The estimated annual effective tax rate of Alesco’s TRS was based on estimate of taxable income, deductions and the projected effective annual tax rates made by Alesco’s management. Such estimates are subject to change as these components become probable in magnitude and timing. Alesco’s effective tax rate is primarily based on a federal statutory income tax rate of 35.0% and a state and local effective income tax rate, net of federal benefit, of 6.0%.

Liquidity and Capital Resources

Liquidity is a measure of Alesco’s ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain investments, pay dividends and other general business needs. Alesco believes its available cash balances, other financing arrangements and cash flows from operations will be sufficient to fund its liquidity requirements for the next 12 months, but its ability to grow its business will be limited by its ability to obtain future financing, as discussed below. Over the next 12 months Alesco expects to incur fixed liabilities payable relating to its management agreement of approximately $1.6 million that Alesco expects to fund with cash flows from its operations. Alesco is currently financing the TruPS, mortgage-backed securities and leveraged loans consolidated within its financial statements with CDO notes payable. Alesco currently finances its mortgage loans through the use of short-term repurchase agreements. Should its liquidity needs exceed its available sources of liquidity, Alesco believes that the securities in which it has invested could be sold or utilized in a repurchase agreement to raise additional cash. Alesco expects to continue to grow its business and will need to arrange for additional sources of debt and equity capital to fund that growth. Alesco has deployed substantially all of the $102 million of net proceeds of the January 2006 offering to purchase residential mortgage loans and the debt and equity securities of CDOs. Alesco currently has no commitments for any additional financings, and there can be no assurance that Alesco will be able to obtain any additional financing at the times required and on terms and conditions acceptable to Alesco. If Alesco fails to obtain needed additional financing, the pace of its growth would be adversely affected. As of June 30, 2006, Alesco had total indebtedness of approximately $2.9 billion.

Alesco’s primary cash needs include the ability to:

•	distribute earnings to maintain its qualification as a REIT;

•	pay costs of borrowings, including interest on such borrowings and expected CDO, CLO and other securitization debt;

•	pay base and incentive fees to Alesco’s external manager;

•	fund investments and operating expenses; and

•	pay federal, state and local taxes of its domestic TRS subsidiaries.

Alesco has available the following primary cash resources:

•	Revenue from operations, including interest income from Alesco’s investment portfolio; and

•	Interest income from temporary investments and cash equivalents.

Alesco intends to generate suitable investments that can be financed on a long term basis through CDOs and CLOs, and other types of securitizations to finance its assets with more long-term capital. Alesco’s liquidity will be dependent in part upon its ability to successfully implement its securitization strategy. Factors that could affect its future ability to complete securitizations include conditions in the securities markets generally, conditions in the asset-backed securities markets specifically and the performance of its portfolio of securitized assets.

Credit Facilities and Commitments

Alesco’s $1.0 billion RMBS warehouse facility, its $500 million TruPS warehouse facility, its $250 million leveraged loan warehouse facility constitute Alesco’s only material credit facilities and commitments. As described above, Alesco has terminated each of these warehouse facilities as of June 30, 2006. Alesco utilized proceeds from CDO transactions to pay down the outstanding balance on each warehouse facility. The assets held as of March 31, 2006 on the warehouse facilities and the capacity of Alesco’s facilities are set forth below:

Alesco Warehouse Facility (and Facility’s Aggregate borrowing capacity)	Assets Being Financed by Warehouse Lender As of March 31, 2006

$1.0 billion Mortgage-backed Securities Facility	$600 million of agency/non-agency RMBS

$500 million TruPS Facility	$182 million of TruPS issued by 18 banks and bank holding companies and 7 insurance companies

$250 million Leveraged Loan Facility	$141 million of loan participations issued by 43 borrowers

There were no assets held on warehouse facilities by Alesco as of June 30, 2006.

Contractual Commitments

	Total	Payments due by Period
		Less than 1 Year	1-3 Years	3- 5 Years	More than 5 Years
	(dollars in thousands)
Base Management Fee	$4,117	$1,594	$2,523	—	—
Repurchase agreements-residential mortgages	194,225	194,225	—	—	—
Trust preferred obligations	110,750	—	—	—	110,750
CDO notes payable	2,622,950	—	—	—	2,622,950

Total borrowings	$2,932,042	$195,819	$2,523	$—	$2,733,700

During the three months ended June 30, 2006, Alesco paid off indebtedness relating to the repurchase agreements-leverage loans of $140,399 and the credit agreement of $557,199 with proceeds from CDO and CLO transactions that closed during the period. The Company determines on a monthly basis whether to continue the $194,225 of repurchase agreements-residential mortgages financing and currently intends to continue to finance the residential mortgages with repurchase agreements. In the event that the Company determines not to continue the repurchase agreement financing, the indebtedness relating to these repurchase agreements will be paid either with proceeds from a securitization of the residential mortgage portfolio or proceeds from the sale of the underlying residential mortgages.

Inflation

Alesco believes that the principal risk to Alesco from inflation is the effect that market interest rates may have on its floating rate debt instruments as a result of future increases caused by inflation. Alesco mitigates against this risk through its financing strategy to match the terms of its investment assets with the terms of its liabilities and, to the extent necessary, through the use of hedging instruments.

Quantitative and Qualitative Disclosures About Market Risk

Alesco’s exposure to market risk pertains to losses resulting from changes in interest rates and equity security prices. Alesco is exposed to credit risk and interest rate risk related to its investments in debt instruments, TruPS, debt securities and real estate securities. Alesco’s primary market risk is that it is exposed to interest rate risk. Interest rates may be affected by economic, geopolitical, monetary and fiscal policy, market supply and demand and other factors generally outside Alesco’s control, and such factors may be highly volatile. Alesco’s interest rate risk sensitive assets and liabilities and financial derivatives typically will be held for long-term investment and not held for sale purposes. Alesco’s intent in structuring CDO and CLO transactions and other securitizations will be to limit interest rate risk by its financing strategy to match the terms of its investment assets with the terms of its liabilities and, to the extent necessary, through the use of hedging instruments. Although Alesco has had only limited operations and acquired a limited amount of assets as of June 30, 2006, Alesco does not believe an increase in interest rates will have an impact on its net equity in its overall portfolio.

Alesco intends to make investments that are either floating rate or fixed rate. Alesco’s floating rate investments will generally be priced at a fixed spread over an index such as LIBOR that reprices either quarterly or every 30 days based upon movements in effect at each measurement date. Given the frequency of future price changes in Alesco’s floating rate investments, changes in interest rates are not expected to have a material effect on the value of these investments. Increases or decreases in LIBOR will have a corresponding increase or decrease in Alesco’s interest income and the match funded interest expense, thereby mitigating the net earnings impact on Alesco’s overall portfolio. In the event that long-term interest rates increase, the value of Alesco’s fixed rate investments would be diminished. Alesco has hedged this risk where the benefit outweighs the cost of the hedging strategy. Such changes in interest rates would not have a material effect on the income of these investments, which generally will be held to maturity.

Alesco will seek to manage its credit risk through Cohen Brothers’ underwriting and credit analysis processes that are performed in advance of acquiring an investment. The TruPS, leveraged loans, mortgage-backed securities and other investments that Alesco expects to consider for future CDO and CLO transactions and other securitizations will be subjected to a comprehensive credit analysis process and require the approval of Cohen Brothers’ credit committees for that asset class prior to funding.

Alesco expects to make investments that are denominated in U.S. dollars, or if made in another currency Alesco will enter into currency swaps to convert the investment into a U.S. dollar equivalent. It may not be possible to match the payment characteristics of the investment with the terms of the currency swap to fully eliminate all currency risk and such currency swaps may not be available on acceptable terms and conditions based upon a cost/benefit analysis.

Certain Relationships and Related Transactions

Transactions with Cohen Brothers and Alesco’s Management Team

Purchase of Shares

Cohen Brothers, a company controlled by Daniel G. Cohen, Alesco’s chairman, paid $4 million in cash to purchase 400,000 shares in the 2006 offering, which represented 3.88% of Alesco’s outstanding shares upon the completion of the 2006 offering.

Daniel G. Cohen paid $800,000 in cash to purchase 80,000 shares and James J. McEntee, III, Alesco’s president and chief executive officer, paid $200,000 in cash to purchase 20,000 shares in the 2006 offering, representing approximately 0.78% and 0.19%, respectively, of Alesco’s outstanding shares following the completion of the 2006 offering.

Alesco also sold 592,479 shares in the 2006 offering directly to certain of its officers and employees of, and other parties related to, its manager, Cohen Brothers and their affiliates (representing approximately 5.75% of Alesco’s outstanding shares following completion of the 2006 offering).

Management and Shared Services Agreements

Alesco has entered into a management agreement with its manager, a wholly-owned subsidiary of Cohen Brothers, which governs the relationship between Alesco and its manager and describes the services to be provided by Alesco’s manager and its compensation for those services.

In addition, Alesco’s manager has entered into a shared services agreement with Cohen Brothers and its manager pursuant to which Cohen Brothers provides Alesco’s manager with access to Cohen Brothers’ credit analysis and risk management expertise and processes, information technology, office space, personnel and other resources. Cohen Brothers has granted Alesco a right of first refusal with respect to certain types of CDOs and CLOs.

Alesco’s management and shared services agreements provide Alesco with access to Cohen Brothers’ pipeline of assets, its personnel and their experience in capital markets, credit analysis, debt structuring and risk and asset management as well as assistance with corporate operations and governance. Cohen Brothers provides Alesco with the right to consider investment opportunities in its target asset classes, subject to the certain allocation policies during the term of the management agreement. During the period from January 31, 2006 through March 31, 2006, Alesco incurred $0.3 million in base management fees and $0.1 million in incentive fees, net of a $54 thousand collateral management fee credit. The liabilities incurred in connection with the management agreement were outstanding as of March 31, 2006. During the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006, Alesco incurred $0.4 million and $0.7 million, respectively, in base management fees, and $0.1 million and $0.2 million, respectively, in net incentive fees. Additional information regarding the management agreement Alesco is a party to is set forth in Note 12 to Alesco’s audited Consolidated Financial Statements as of March 31, 2006, starting on page F-21 of this proxy statement, and Note 11 to Alesco’s unaudited interim Consolidated Financial Statements as of June 30, 2006, starting on page F-21 of this proxy statement.

Fees to be Earned by Cohen Brothers and its Affiliates in Respect of Alesco’s Investments

In addition to the fees payable to Alesco’s manager under the management agreement, Cohen Brothers benefits from other fees paid to it by third parties in respect of Alesco’s investments. In particular, affiliates of Cohen Brothers earn origination fees paid by the issuers of TruPS, which have historically ranged from zero to 3.0% of the face amount of a TruPS issuance. Cohen Brothers typically retains part of this fee and shares the balance with the investment bank or other third party broker that introduced the funding opportunity to Cohen Brothers. Cohen Brothers’ affiliates also receive structuring fees for services relating to the structuring of a CDO or CLO on Alesco’s behalf or in which Alesco invests. This fee typically ranges from zero to 0.45% of the face amount of the securities issued by the CDO or CLO, but may exceed this amount. Alesco’s independent trustees approve any structuring fees for CDOs and CLOs collateralized by Alesco’s target asset classes exceeding 0.45% of the face amount of the securities issued by such CDOs or CLO. In addition, affiliates of Cohen Brothers act as collateral managers of the CDOs and CLOs in which Alesco has invested and will invest. In this capacity, these affiliates have received and will receive collateral management fees that have historically ranged between 0.10% and 0.63% of the assets held by the CDOs and CLOs. In addition, the collateral managers may be entitled to earn incentive fees if CDOs or CLOs managed by them exceed certain performance benchmarks. A broker-dealer affiliate of Cohen Brothers has also earned and will earn placement fees in respect of debt and equity securities which it sells to investors in the CDOs and CLOs in which Alesco may invest, as well as commissions and mark-ups from trading of securities to and from CDOs and CLOs in which Alesco invests. Alesco’s management agreement with its manager provides that the base management fee and incentive management fee payable to Alesco’s manager is reduced by Alesco’s proportionate share of the amount of any CDO and CLO collateral management fees and incentive fees paid to Cohen Brothers and its affiliates in connection with the CDOs and CLOs in which Alesco invests, based on the percentage of equity Alesco holds in such CDOs and CLOs. Origination fees, structuring fees, placement fees and trading discounts and commissions paid to, or earned by, Cohen Brothers and its affiliates will not reduce the amount of fees Alesco pays under the management agreement.

The following table summarizes the base management fees payable and incentive fees payable, net of asset management fee credits, to Cohen Brothers by Alesco under the management agreement as of June 30, 2006. Additionally, the following table summarizes structuring, placement and origination fees earned by affiliates of Cohen Brothers in connection with CDOs and CLOs in which Alesco has invested.

For the period from January 31, 2006 through June 30, 2006
Fees Payable to Cohen Brothers Relating to Management Agreement
Base management fees payable under management agreement	$664,000
Incentive fees payable under management agreement	$569,000
Asset management fee credits under management agreement	$(374,000)

Total Fees Payable to Cohen Brothers Relating to Management Agreement	$859,000

Fees Paid to Affiliates of Cohen Brothers Relating to Alesco CDO/CLO Investment Transactions
Structuring Fees	$12,587,000
Placement Fees	$5,988,000
Origination Fees	$3,953,000

Total Fees Paid to Affiliates of Cohen Brothers Relating to Alesco CDO/CLO Investment Transactions	$22,528,000

Through June 30, 2006, Sunset has paid Cohen Brothers $234,000 in base management fees under the interim management agreement. Through June 30, 2006, affiliates of Cohen Brothers earned $1.7 million of structuring fees and $1.2 million of placement fees in connection with a CLO in which Sunset has invested. These amounts are also included in the amounts earned by affiliates of Cohen Brothers on CLOs in which Alesco has invested disclosed in “The Alesco Management Agreement-Other Fees Payable to Affiliates of Cohen Brothers” on page 106 of this proxy statement.

For additional information with respect to payments made, base management fees and incentives fees paid by and share-based compensation expenses paid by Alesco, see Note 11 to Alesco’s Consolidated Financial Statements, starting on page F-21 of this proxy statement.

Grant of Restricted Shares

Alesco has granted 333,327 restricted shares available under its 2006 equity incentive plan in connection with the closing of the 2006 offering.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF SUNSET

The following table and the notes thereto sets forth certain information with respect to the beneficial ownership of Sunset common stock as of August 21, 2006 by (1) each person known by Sunset to own beneficially more than 5% of Sunset’s outstanding common stock, (2) each current director, (3) each named executive officer, and (4) all current directors and executive officers as a group. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any stock as to which the individual has the sole or shared voting power or investment power and also any stock that the individual has a right to acquire as of October 20, 2006 (60 days after August 21, 2006) through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his spouse) with respect to the stock set forth in the following table.

Name	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Osterweis Capital Management, LLC, One Maritime Plaza, Suite 800, San Francisco, CA 94111	1,247,100	(2)	11.9%
NWQ Investment Management Company, LLC 2049 Century Park East 16th Floor Los Angeles, CA 90067	1,096,339	(3)	10.4%
Hunter Global Associates LLC, c/o Hunter Global Investors L.P., 485 Madison Avenue, 22nd Floor, New York, NY 10022	1,039,000	(4)	9.9%
Western Investment LLC 2855 East Cottonwood Parkway Suite 110 Salt Lake City, UT 84121	1,016,300	(5)	9.7%
Thomas Bruce Akin c/o Talkot Crossover Fund, L.P. 2400 Bridgeway, Suite 300 Sausalito, CA 94965	966,500	(6)	9.2%
Mercury Real Advisors LLC 100 Field Point Road Greenwich, CT 06830	628,100	(7)	6.0%
Teachers Insurance and Annuity Association of America 730 Third Avenue New York, NY 10017	622,299	(8)	5.9%
Byron L. Boston	60,833	(9)	*
Stacy M. Riffe	10,000	(10)	*
Rodney E. Bennett	7,000	(11)	*
Joseph P. Stingone	8,000	(11)	*
G. Steven Dawson	7,000	(11)	*
Charles W. Wolcott	—		*
Charles D. Van Sickle	—		*
All directors and executive officers as a group (7 persons)	92,833		*

*	Beneficial ownership of less than 1% of the class is omitted.
(1)	The percentages of shares owned provided in the table is based on 10,513,100 shares outstanding as of August 21, 2006. Percentage of beneficial ownership by a person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares of common stock outstanding as of such date and the number of unissued shares as to which such person has the right to acquire voting and/or investment power within 60 days.
(2)	John Osterweis is the control person of Osterweis Capital Management, Inc., which is the direct beneficial owner of 117,100 shares of our common stock, and Osterweis Capital Management, LLC, which is the direct beneficial owner of 1,130,000 shares of our common stock. These shares were acquired in the ordinary course of business, and not with the purpose of effect of changing or influencing control of the Company. Based solely on Schedule 13G filed August 8, 2006.
(3)	Shares are beneficially owned by clients of NWQ Investment Management, or NWQ, an investment advisor, which clients may include investment companies registered under the Investment Company Act and/or employee benefit plans, pension funds, endowment funds or other institutional clients. NWQ has the sole power to dispose of or to direct the disposition of 1,096,339 shares, and the sole power to vote or direct the vote of 1,040,039 shares. Based solely on Schedule 13G/A dated April 12, 2006, 2006.

(4)	The shares of Sunset common stock to which this relates are held directly by Hunter Global Investors Fund I L.P., Hunter Global Investors Fund II L.P., Hunter Global Investors Offshore Fund Ltd. and Hunter Global Investors Offshore Fund II Ltd. Hunter Global Associates L.L.C. (“Associates”) is the sole general partner of, and has investment discretion over the securities held by, Hunter Global Investors Fund I L.P. and Hunter Global Investors Fund II L.P. Hunter Global Investors, L.P. (“Investors”) is the investment manager of, and has investment discretion over the securities held by, Hunter Global Investors Fund I L.P, Hunter Global Investors Fund II L.P, Hunter Global Investors Offshore Fund Ltd. and Hunter Global Investors Offshore Fund II Ltd. Duke Buchan III is the senior managing member of Associates and the sole member of the general partner of Investors. Based solely on Form 4 filed March 27, 2006.
(5)	Western Investment LLC, or WILLC, Arthur D. Lipson, Western Investment Hedged Partners LP, or WIHP, Western Investment Institutional Partners LLC, a Delaware limited liability company, or WIIP, and Western Investment Activism Partners LLC, or WIAP, jointly reported their stock ownership. Based solely on Schedule 13D/A filed May 3, 2006.
(6)	Thomas Akin is the direct beneficial owner of 543,100 shares of our common stock, and is the managing general partner of Talkot Crossover Fund, L.P. (Fund), which is the direct beneficial owner of 423,400 shares of our common stock. By virtue of the relationship between Mr. Akin and the Fund, Mr. Akin may be deemed to possess indirect beneficial ownership of the shares of common stock beneficially owned by the Fund. Based solely on Schedule 13D filed September 27, 2005.
(7)	Mercury Real Estate Advisors LLC, a Delaware limited liability company and Messrs. Jarvis and MacLean jointly reported their stock ownership. Mercury Real Estate Advisors LLC, is a registered investment adviser (“Mercury Advisors”), with respect to Sunset shares held by Mercury Special Situations Fund LP, Mercury Special Situations Offshore Fund, Ltd., Silvercrest Real Estate Fund, Silvercrest Real Estate Fund (International) and Silvercreek SAV LLC (collectively, the “Funds”), of which Mercury Advisors is the investment adviser. Mercury Advisors has investment discretion with respect to the Sunset shares held by the Funds. Messrs. Jarvis and MacLean are the Managing Members of Mercury Advisors. Based solely on the Schedule 13G filed on May 4, 2006. On August 28, 2006 Mercury Real Estate Advisors LLC issued a press release which stated that it had a 9.8% ownership interest in Sunset. An updated Schedule 13G has not yet been filed by Mercury Real Estate Advisors LLC.
(8)	Teachers Insurance and Annuity Association of America, or TIAA holds 303,820 shares of our common stock for the benefit of TIAA Real Estate Account, a separate account of TIAA. In addition, TIAA, as the parent of two registered investment advisers, may be deemed to have indirect voting or investment discretion over 318,479 shares of our common stock that are beneficially owned by three registered investment companies—College Retirement Equities Fund, or CREF, TIAA-CREF Institutional Mutual Funds, or Institutional Funds, and TIAA-CREF Life Funds, or Life Funds—whose investment advisers are TIAA-CREF Investment Management, LLC (in the case of CREF) and Teachers Advisors, Inc. (in the case of Institutional Funds and Life Funds), both of which are wholly owned subsidiaries of TIAA. TIAA is reporting the combined holdings of these entities for the purpose of administrative convenience. These shares were acquired in the ordinary course of business, and not with the purpose of effect of changing or influencing control of the Company. TIAA should not be construed, for the purpose of Sections 13 or 16 of the Securities Exchange Act of 1934, as the beneficial owner of these shares. Based solely on Schedule 13G dated December 31, 2005.
(9)	Includes options to purchase 33,333 shares of common stock, and 7,500 non-vested restricted shares.
(10)	Includes 8,056 non-vested restricted shares. As vested through May 2006.
(11)	Includes options to purchase 5,000 shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Sunset’s directors and executive officers and persons who own more than 10% of Sunset’s common stock, which we refer to in this proxy statement as reporting persons, to file reports of ownership and changes in ownership with the SEC. Reporting persons are also required by SEC regulations to furnish Sunset with copies of all Section 16(a) forms filed by them with the SEC. The report with respect to the election of Stacy Riffe as Sunset’s Chief Financial Officer on September 13, 2005 was not reported on Form 3 until December 20, 2005. The reports with respect to the elections of Charles Wolcott and Charles Van Sickle as directors on September 26, 2005 and October 5, 2005, respectively, were not reported on Form 3 until December 20, 2005. In addition, the reports with respect to the granting of restricted shares of common stock to Messrs. Boston, Wolcott and Van Sickle on July 21, 2005, September 26, 2005 and October 5, 2005, respectively, were not reported on Form 4 until January 13, 2006, November 8, 2005 and November 1, 2005, respectively. Based solely on Sunset’s review of the copies of the Section 16(a) forms Sunset received or upon written representations from certain of these reporting persons as to compliance with the Section 16(a) regulations, Sunset is of the opinion that during the 2005 fiscal year, all other reports required by Section 16(a) were filed on a timely basis.

FUTURE SUNSET STOCKHOLDER PROPOSALS

Whether or not the merger is completed, Sunset intends to hold an annual meeting of its stockholders in 2006. Any stockholder who intends to present a proposal at the annual meeting and who wishes to have the proposal included in our proxy statement for that meeting, must deliver the proposal to the attention of our corporate secretary at 10245 Centurion Parkway North, Suite 305, Jacksonville, Florida 32256. Any proposal by a Sunset stockholder must be received by Sunset a reasonable time before Sunset begins to print and mail proxy materials for such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the annual meeting.

LEGAL MATTERS

Locke Liddell & Sapp LLP will pass upon the validity of the Sunset shares to be issued in the merger.

Certain U.S. federal income tax consequences of the merger will be passed upon by Locke Liddell & Sapp LLP for Sunset and Clifford Chance US LLP for Alesco.

EXPERTS

Sunset’s financial statements and schedule as of December 31, 2005 and for the year then ended have been audited by Hancock Askew & Co., LLP, independent registered public accounting firm, as stated in their report dated March 13, 2006, which is incorporated herein by reference, and have been so incorporated by reference in reliance on the report of this firm given upon their authority as an expert in accounting and auditing.

Ernst & Young LLP, independent registered public accounting firm, has audited Sunset’s consolidated financial statements and schedule as of December 31, 2004, and for the year ended December 31, 2004 and the period beginning October 6, 2003 and ended December 31, 2003, included in Sunset’s Annual Report on Form 10-K for the year ended December 31, 2005, as set forth in their report, which is incorporated by reference in this proxy statement. Sunset’s financial statements and schedule are incorporated by reference in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.

The consolidated financial statements of Alesco at March 31, 2006, and for the period January 31, 2006 to March 31, 2006, appearing in this proxy statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

Sunset files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by Sunset at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1024, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The SEC filings of Sunset are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

This proxy statement, including the attached annexes contains additional relevant information about Sunset.

The SEC allows Sunset to “incorporate by reference” information into this proxy statement. This means that Sunset can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by information that is included directly in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. Sunset does not incorporate the contents of its website into this proxy statement.

This proxy statement incorporates by reference the documents listed below that Sunset has previously filed with the SEC. They contain important information about Sunset and its financial condition. The following documents, which were filed by Sunset with the SEC, are incorporated by reference into this proxy statement:

•	Sunset’s annual report on Form 10-K for the fiscal year ended December 31, 2005, filed with the SEC on March 14, 2006;

•	Sunset’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2006, filed with the SEC on May 9, 2006;

•	Sunset’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2006, filed with the SEC on August 9, 2006;

•	Sunset’s current report on Form 8-K dated March 14, 2006, filed with the SEC on March 15, 2006;

•	Sunset’s current report on Form 8-K dated April 27, 2006, filed with the SEC on April 28, 2006;

•	Sunset’s current report on Form 8-K dated May 10, 2006, filed with the SEC on May 17, 2006;

•	Sunset’s current report on Form 8-K dated June 30, 2006, filed with the SEC on July 6, 2006;

•	Sunset’s current report on Form 8-K dated July 20, 2006, filed with the SEC on July 26, 2006; and

•	Sunset’s current report on Form 8-K dated August 3, 2006, filed with the SEC on August 9, 2006.

•	Sunset’s current report on Form 8-K dated September 5, 2006, filed with the SEC on September 5, 2006.

In addition, Sunset incorporates by reference additional documents that it may file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 between the date of this proxy statement and the date of the special meeting. These documents include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, excluding any information furnished pursuant to Item 7.01 or Item 8.01 of any current report on Form 8-K solely for purposes of satisfying the requirements of Regulation FD under the Exchange Act, as well as proxy statements.

Sunset also incorporates by reference the merger agreement, the interim management agreement, the written opinion of Banc of America Securities LLC, the long-term incentive plan and the Alesco management agreement attached to this proxy statement as Annexes A, B, C, D and E, respectively.

You can obtain any of the documents incorporated by reference into this proxy statement through Sunset or from the SEC through the SEC’s website at www.sec.gov. Documents incorporated by reference are available from Sunset without charge, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit in this proxy statement. Sunset stockholders may request a copy of such documents, without charge, by contacting Stacy M. Riffe at:

Sunset Financial Resources, Inc.

10245 Centurion Parkway North, Suite 305

Jacksonville, Florida 32256

Attn: Stacy M. Riffe

sriffe@sfous.com

(904) 425-4575

IN ORDER FOR YOU TO RECEIVE TIMELY DELIVERY OF THE DOCUMENTS IN ADVANCE OF THE SPECIAL MEETING, SUNSET SHOULD RECEIVE YOUR REQUEST NO LATER THAN September    , 2006.

We have not authorized anyone to give any information or make any representation about the issuance of Sunset shares, the long-term incentive plan or Sunset that is different from, or in addition to, that contained in this proxy statement or in any of the materials that Sunset has incorporated into this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then this proxy statement does not extend to you. The information contained in this proxy statement is accurate only as of the date of this document unless the information specifically indicates that another date applies, and neither the mailing of this proxy statement to stockholders nor the issuance of Sunset shares pursuant to the merger agreement should create any implication to the contrary.

ALESCO FINANCIAL TRUST—CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements as of March 31, 2006:

Report of Independent Registered Public Accounting Firm	F-2

Consolidated Balance Sheet as of March 31, 2006	F-3

Consolidated Statement of Income for the period from January 31, 2006 through March 31, 2006	F-4

Consolidated Statement of Other Comprehensive Loss for the period from January 31, 2006 through March 31, 2006	F-5

Consolidated Statement of Shareholders’ Equity for the period from January 31, 2006 through March 31, 2006	F-6

Consolidated Statement of Cash Flows for the period from January 31, 2006 through March 31, 2006	F-7

Notes to Consolidated Financial Statements	F-8

Schedule II—Valuation and Qualifying Accounts	F-25

Schedule IV—Mortgage Loans on Real Estate	F-26

Unaudited Consolidated Financial Statements as of June 30, 2006:

Consolidated Balance Sheet as of June 30, 2006 (unaudited)	F-28

Consolidated Statements of Income for the three month period ended June 30, 2006 and for the period from January 31, 2006 through June 30, 2006 (unaudited)	F-29

Consolidated Statement of Other Comprehensive Loss for the period from January 31, 2006 through June 30, 2006 (unaudited)	F-30

Consolidated Statement of Shareholders’ Equity for the period from January 31, 2006 through June 30, 2006 (unaudited)	F-31

Consolidated Statement of Cash Flows for the period from January 31, 2006 through June 30, 2006 (unaudited)	F-32

Notes to Consolidated Financial Statements (unaudited)	F-33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Alesco Financial Trust:

We have audited the accompanying consolidated balance sheet of Alesco Financial Trust (the “Company”) as of March 31, 2006, and the related consolidated statement of income, other comprehensive loss, shareholders’ equity and cash flows for the period from January 31, 2006 (commencement of operations) to March 31, 2006. Our audit also included the financial statement schedules listed in the index to consolidated financial statements. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of the Company’s internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Alesco Financial Trust at March 31, 2006, and the consolidated results of its operations and cash flows for the period from January 31, 2006 (commencement of operations) to March 31, 2006 in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

June 9, 2006

Alesco Financial Trust

Consolidated Balance Sheet

As of March 31, 2006

(In thousands, except share and per share information)

Assets
Investments in securities and related receivables
Available-for-sale debt securities	$1,533,639
Security-related receivables	157,250

Total investment in securities and related receivables	1,690,889
Investments in residential mortgages and leveraged loans
Residential mortgages	299,483
Leveraged loans	140,610
Loan loss reserve	(128)

Total investments in residential mortgages and leveraged loans, net	439,965
Cash and cash equivalents	20,138
Restricted cash	54,659
Warehouse deposits	39,250
Accrued interest receivable	7,741
Other assets	5,841
Deferred financing costs, net of accumulated amortization of $95	18,807

Total assets	$2,277,290

Liabilities and beneficiaries’ equity
Indebtedness
Repurchase agreements	$428,570
Trust preferred obligations	193,250
CDO notes payable	909,050
Credit agreement	557,199

Total indebtedness	2,088,069
Accrued interest payable	7,750
Related party payable	728
Payable for securities purchased	48,097
Other liabilities	6,290

Total liabilities	2,150,934
Minority interest	21,922
Shareholders’ equity
Preferred shares, $0.01 par value per share, 30,000,000 shares authorized, no shares issued and outstanding	—
Common shares, $0.01 par value per share, 100,000,000 shares authorized, 11,440,897 issued and outstanding, including 333,227 unvested restricted share awards	111
Additional paid in capital	102,513
Accumulated other comprehensive loss	(3,537)
Cumulative earnings	5,347

Total shareholders’ equity	104,434

Total liabilities and shareholders’ equity	$2,277,290

The accompanying notes are an integral part of this consolidated financial statement.

Alesco Financial Trust

Consolidated Statement of Income

(In thousands, except share and per share information)

For the period from January 31, 2006 through March 31, 2006
Revenue:
Investment interest income	$9,374
Investment interest expense	(7,865)
Provision for loan loss	(128)
Change in fair value of free-standing derivative	1,284

Net investment income	2,665

Total revenue	2,665
Expenses:
Related party management compensation	639
General and administrative	138

Total expenses	777

Income before interest and other income, minority interest and taxes	1,888
Interest and other income	831
Unrealized gain on interest rate swaps	3,221

Income before minority interest and taxes	5,940
Minority interest	(348)

Income before taxes	5,592
Provision for income taxes	(245)

Net income	$5,347

Earnings per share — basic:
Basic earnings per share	$0.49

Weighted-average shares outstanding — Basic	10,837,845

Earnings per share — diluted:
Diluted earnings per share	$0.49

Weighted-average shares outstanding — Diluted	10,848,758

The accompanying notes are an integral part of these consolidated financial statements.

Alesco Financial Trust

Consolidated Statement of Other Comprehensive Loss

(Dollars in thousands)

For the period from January 31, 2006 through March 31, 2006
Net income	$5,347
Other comprehensive loss:
Change in the fair value of cash-flow hedges	1,220
Change in the fair value of available-for-sale securities	(9,050)

Total other comprehensive loss before minority interest allocation	(7,830)
Allocation to minority interest	4,293

Total other comprehensive loss	(3,537)

Comprehensive income	$1,810

The accompanying notes are an integral part of these consolidated financial statements.

Alesco Financial Trust

Consolidated Statement of Shareholders’ Equity

(Dollars in thousands, except share information)

	Preferred Shares	Preferred Shares Par Value	Common Shares	Common Shares Par Value	Additional Paid In Capital	Accumulated Other Comprehensive Loss	Cumulative Earnings	Total
Balance, January 31, 2006 (commencement of operations)	—	$—	100	$—	$1	$—	$—	$1
Net income	—	—	—	—	—	—	5,347	5,347
Other comprehensive loss	—	—	—	—	—	(3,537)	—	(3,537)
Common share offering	—	—	11,107,570	111	102,305	—	—	102,416
Issuance of restricted share awards	—	—	333,227	—	—	—	—	—
Amortization of deferred compensation	—	—	—	—	207	—	—	207

Balance, March 31, 2006	—	$—	11,440,897	$111	$102,513	$(3,537)	$5,347	$104,434

The accompanying notes are an integral part of these consolidated financial statements.

Alesco Financial Trust

Consolidated Statement of Cash Flows

(Dollars in thousands)

For the period from January 31, 2006 through March 31, 2006
Operating activities:
Net income	$5,347
Adjustments to reconcile net income to cash flow from operating activities:
Minority interest	348
Provision for loan loss	128
Amortization of deferred compensation	207
Accretion of discounts on residential mortgages and leveraged loans	(62)
Accretion of discounts on securities and security-related receivables	(59)
Amortization of deferred costs	95
Unrealized gain on interest rate swaps	(3,221)
Gain on sale of loans	(9)
Changes in assets and liabilities:
Accrued interest receivable	(7,741)
Other assets	(1,837)
Accrued interest payable	7,750
Related party payable	728
Payable for securities purchased	48,097
Other liabilities	6,728

Net cash provided by operating activities	56,499
Investing activities:
Purchase of investments in securities and security-related receivables	(1,699,884)
Purchase of residential mortgages and leveraged loans	(444,836)
Principal repayments on residential mortgages and leveraged loans	4,814
Increase in restricted cash	(54,659)
Increase in warehouse deposits	(39,250)

Net cash used in investing activities	(2,233,815)
Financing activities:
Proceeds from repurchase agreements	435,913
Repayments on repurchase agreements	(7,343)
Proceeds from issuance of CDO notes payable	909,050
Proceeds from credit agreement	557,199
Proceeds from issuance of trust preferred obligations	193,250
Proceeds from the issuance of preference shares of CDOs	25,870
Payments for deferred debt issuance costs	(18,902)
Common share issuances, net of costs incurred	102,416

Net cash provided by financing activities	2,197,453

Net change in cash and cash equivalents	$20,137
Cash and cash equivalents at the beginning of the period	1
Cash and cash equivalents at the end of the period	$20,138

Supplemental cash flow information:
Cash paid for interest	$1,108
Cash paid for taxes	$0

The accompanying notes are an integral part of these consolidated financial statements.

Alesco Financial Trust

Notes to Consolidated Financial Statements

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

NOTE 1: THE COMPANY

Alesco Financial Trust (the “Trust”) was organized as a Maryland real estate investment trust on October 25, 2005 and commenced operations on January 31, 2006. The Trust intends to elect and qualify to be taxed as a real estate investment trust (“REIT”) for U.S. Federal income tax purposes for its taxable year ending at the time of the merger. On January 31, 2006, February 2, 2006, and March 1, 2006, the Trust completed the sale of 11,107,570 common shares at an offering price of $10.00 per share in a private offering. The Trust received proceeds from this offering of $102,416, net of placement fees and offering costs.

The Trust is a specialty finance company formed to invest primarily in certain target asset classes identified by Cohen Brothers, LLC and its affiliates (“Cohen Bros.”). The Trust will be externally managed and advised by Cohen Brothers Management, LLC (the “Manager”), an affiliate of Cohen Bros., pursuant to a management agreement (the “Management Agreement”). Since 1999, Cohen Bros., a specialized research, investment banking and asset management firm, has provided financing to small and mid-sized companies in financial services, real estate and other sectors.

The Trust’s objective is to generate attractive risk-adjusted returns and predictable cash distributions for its shareholders by investing in collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) and similar securitized obligations structured and managed by Cohen Bros. or its affiliates, which obligations are collateralized by assets in the following asset classes:

•	mortgage loans, other real estate-related senior and subordinated debt securities, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”);

•	subordinated debt financings originated by Cohen Bros. or third parties, primarily in the form of trust preferred securities (“TruPS”) issued by banks or bank holding companies and insurance companies, and surplus notes issued by insurance companies; and

•	leveraged loans made to small and mid-sized companies in a variety of industries characterized by relatively low volatility and overall leverage, including the consumer products and manufacturing industries.

The Trust may also invest opportunistically from time to time in other types of investments within its Manager’s and Cohen Bros.’ areas of expertise and experience, subject to maintaining its qualification as a REIT and an exemption from regulation under the Investment Company Act of 1940.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The results of operations for the period from January 31, 2006 through March 31, 2006 are not indicative of the results to be obtained for a full fiscal year.

b. Principles of Consolidation

The accompanying consolidated financial statements reflect the accounts of the Trust and its majority-owned and/or controlled subsidiaries. The portions of these entities not owned by the Trust are presented as minority interest as of the date and for the period presented in the consolidated financial statements. All intercompany accounts and transactions have been eliminated in consolidation.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

When the Trust obtains an explicit or implicit interest in an entity, the Trust evaluates the entity to determine if the entity is a variable interest entity (“VIE”), and, if so, whether or not the Trust is deemed to be the primary beneficiary of the VIE, in accordance with Financial Accounting Standard Board (“FASB”) Interpretation No. 46R, “Consolidation of Variable Interest Entities” (“FIN 46R”). The Trust consolidates VIEs of which the Trust is deemed to be the primary beneficiary or non-VIEs which the Trust controls. The primary beneficiary of a VIE is the variable interest holder that absorbs the majority of the variability in the expected losses or the residual returns of the VIE. When determining the primary beneficiary of a VIE, the Trust considers its aggregate explicit and implicit variable interests as a single variable interest. If the Trust’s single variable interest absorbs the majority of the variability in the expected losses or the residual returns of the VIE, the Trust is considered the primary beneficiary of the VIE. The Trust consolidates CDO and CLO entities that are VIE entities when the Trust is determined to be the primary beneficiary. The Trust reconsiders its determination of whether an entity is a VIE and whether the Trust is the primary beneficiary of such VIE if certain events occur. In the case of non-VIEs or VIEs where the Trust is not deemed to be the primary beneficiary and the Trust does not control the entity, but has the ability to exercise significant influence over the entity, the Trust accounts for its investment under the equity method.

The Trust has determined that certain special purpose trusts formed by third party issuers of TruPS to issue such securities are VIEs (“Trust VIEs”) and that the holder of the majority of the TruPS issued by the Trust VIEs would be the primary beneficiary of the special purpose trust. In most instances, the Trust is the primary beneficiary of the Trust VIEs because it holds, either explicitly or implicitly, the majority of the TruPS issued by the Trust VIEs. Certain TruPS issued by Trust VIEs are initially financed directly by CDOs or through the Trust’s warehouse facilities. Under the warehouse agreements, the Trust deposits cash collateral with an investment bank and bears the first dollar risk of loss, up to the Trust’s collateral deposit, if an investment held under the warehouse facility is liquidated at a loss. This arrangement causes the Trust to hold an implicit interest in the Trust VIEs that issued TruPS held by warehouse providers. The primary assets of the Trust VIEs are subordinated debentures issued by the sponsors of the Trust VIEs in exchange for the TruPS proceeds and the common equity securities of the Trust VIE. These subordinated debentures have terms that mirror the TruPS issued by the Trust VIEs. Upon consolidation of the Trust VIEs, these subordinated debentures, which are assets of the Trust VIE, are included in the Trust’s financial statements and the related TruPS are eliminated. Pursuant to Emerging Issues Task Force Issue No. 85-1: “Classifying Notes Received for Capital Stock,” subordinated debentures issued to Trust VIEs as payment for common equity securities issued by Trust VIEs to third party sponsors are recorded net of the common equity securities issued.

c. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

d. Cash and Cash Equivalents

Cash and cash equivalents include cash held in banks and highly liquid investments with maturities of three months or less when purchased.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

e. Restricted Cash

Restricted cash represents amounts held on deposit by investment banks as collateral for derivative contracts, cash held by trustees that is generated from earnings on collateral at certain of the Trust’s warehouse facilities, and proceeds from the issuance of CDO notes payable by CDO securitizations that are restricted for the purpose of funding additional investments in securities subsequent to the balance sheet date. As of March 31, 2006, the Trust had $286 of restricted cash held by investment banks as collateral for derivative contracts, $2,465 of restricted cash held by trustees of the warehouse facilities and $51,908 held by a CDO securitization entity that is consolidated by the Trust.

f. Warehouse Deposits

Warehouse deposits represent amounts held by providers of warehouse facilities as collateral for the Trust’s warehouse facilities. These deposits bear the first dollar risk of loss, up to the Trust’s collateral amount, if an investment is liquidated from the warehouse facility at a loss.

g. Investments

The Trust invests primarily in debt securities, residential mortgage portfolios, leveraged loans and may invest in other types of real estate-related assets. The Trust accounts for its investments in debt securities under Statement of Financial Accounting Standards No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” as amended and interpreted (“SFAS No. 115”), and designates each investment as a trading security, an available-for-sale security, or a held-to-maturity security based on management’s intent at the time of acquisition. Under SFAS No. 115, trading securities are recorded at their fair value each reporting period with fluctuations in fair value reported as a component of earnings. Available-for-sale securities are recorded at fair value with changes in fair value reported as a component of other comprehensive income (loss). Fair value of the investments is based primarily on quoted market prices from independent pricing sources when available for actively traded securities or discounted cash flow analyses developed by management using current interest rates and other market data for securities without an active market. Management’s estimate of fair value is subject to a high degree of variability based upon market conditions and management assumptions. Upon the sale of an available-for-sale security, the realized gain or loss is computed on a specific identification basis and will be recorded as a component of earnings in the respective period. Held-to-maturity investments are carried at amortized cost at each reporting period.

The Trust accounts for its investments in subordinated debentures owned by Trust VIEs that the Trust consolidates as available-for-sale securities. These VIEs have no ability to sell, pledge, transfer or otherwise encumber the trust or the assets of the trust until such subordinated debenture’s maturity. The Trust accounts for investments in securities where the transfer meets certain criteria under Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SFAS No. 140”) as a financing at amortized cost. The Trust’s investments in security-related receivables represent interests in securities that were transferred to CDO securitization entities by transferors that maintained some level of continuing involvement.

The Trust accounts for its investments in residential mortgages and leveraged loans at amortized cost. The carrying value of these investments is adjusted for origination discounts/premiums, nonrefundable fees and direct costs for originating loans which are amortized into income on a level yield basis over the terms of the loans.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

The Trust maintains an allowance for residential mortgage and leveraged loan losses based on management’s evaluation of known losses and inherent risks in the portfolios, for example, historical and industry loss experience, economic conditions and trends, estimated fair values, the quality of collateral and other relevant quantitative and qualitative factors.

The Trust uses its judgment to determine whether an investment security has sustained an other-than-temporary decline in value. If the Trust determines that an investment security has sustained an other-than-temporary decline in its value, the investment security is written down to its fair value, by a charge to earnings, and the Trust establishes a new cost basis for the investment. If a security that is available for sale sustains an other-than-temporary impairment, the identified impairment is reclassified from accumulated other comprehensive income (loss) to earnings, thereby establishing a new cost basis. The Trust’s evaluation of an other-than-temporary decline is dependent on specific facts and circumstances relating to the particular investment. Factors that the Trust considers in determining whether an other-than-temporary decline in value has occurred include, but are not limited to: the estimated fair value of the investment in relation to its cost basis; the length of time the security has had a decline in estimated fair value below its amortized cost; the financial condition of the related entity; and the intent and ability of the Trust to hold the investment for a sufficient period of time to allow for recovery in the fair value of the investment.

h. Transfers of Financial Assets

The Trust accounts for transfers of financial assets under SFAS No. 140 as either sales or financings. Transfers of financial assets that result in sale accounting are those in which (1) the transfer legally isolates the transferred assets from the transferor, (2) the transferee has the right to pledge or exchange the transferred assets and no condition both constrains the transferee’s right to pledge or exchange the assets and provides more than a trivial benefit to the transferor, and (3) the transferor does not maintain effective control over the transferred assets. If the transfer does not meet these criteria, the transfer is accounted for as a financing. Financial assets that are sold are removed from the Trust’s accounts with any realized gain (loss) reflected in earnings during the period of sale. Financial assets that are treated as financings are maintained on the balance sheet with proceeds received from the legal transfer reflected as securitized borrowings and no gain or loss recognized.

i. Deferred Costs

The Trust records its deferred costs incurred in placing CDO notes payable and other debt instruments in accordance with Statement of Financial Accounting Standards No. 91, “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases” (“SFAS No. 91”), and amortizes these costs over the expected life of the related debt using the effective interest method.

j. Revenue Recognition

Net investment income—the Trust recognizes interest income from investments in debt and other securities and residential mortgages and leveraged loans over the estimated life of the underlying financial instruments on a yield to maturity basis. In accordance with Emerging Issues Task Force Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets,” the Trust recognizes interest income from purchased interests in certain financial assets on an estimated effective yield to maturity basis. Management estimates the current yield on the amortized cost of the investment based on estimated cash flows after considering prepayment and credit loss experience. The adjusted yield is then applied

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

prospectively to recognize interest income for the next quarterly period. The carrying value is assessed for impairment on a recurring basis, and management will record an impairment write-down if the investment is deemed to be other than temporarily impaired.

Also included in investment income is the change in fair value of free-standing derivatives as described in Note 6.

k. Derivative Instruments

The Trust uses derivative financial instruments to attempt to hedge all or a portion of the interest rate risk associated with its borrowings. Certain of the techniques used to hedge exposure to interest rate fluctuations may also be used to protect against declines in the market value of assets that result from general trends in debt markets. The principal objective of such agreements is to minimize the risks and/or costs associated with the Trust’s operating and financial structure as well as to hedge specific anticipated transactions.

In accordance with Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended and interpreted (“SFAS No. 133”), the Trust measures each derivative instrument (including certain derivative instruments embedded in other contracts) at fair value and records such amounts in its consolidated balance sheet as either an asset or liability. For derivatives designated as fair value hedges, the changes in fair value of both the derivative instrument and the hedged item are recorded in earnings. For derivatives not designated as hedges, the changes in fair value are recorded in earnings. For derivatives designated as cash flow hedges, the effective portions of changes in the fair value of the derivative are reported in other comprehensive income (loss). Changes in the ineffective portions of cash flow hedges are recognized in earnings.

l. Accounting for Off-Balance Sheet Arrangements

The Trust maintains certain warehouse financing arrangements with various investment banks that are accounted for as off-balance sheet arrangements. Prior to the completion of a CDO securitization that is collateralized by TruPS, warehouse providers acquire investments in accordance with the terms of the warehouse facilities. The Trust receives the difference between the interest earned on the investments under the warehouse facilities and the interest charged by the warehouse providers from the dates on which the respective investments were acquired. Under the warehouse agreements, the Trust is required to deposit cash collateral with the warehouse provider and as a result, the Trust bears the first dollar risk of loss, up to the warehouse deposit, if (i) an investment funded through the warehouse facility becomes impaired or (ii) a CDO is not completed by the end of the warehouse period, and in either case, the warehouse provider is required to liquidate the securities at a loss. These off-balance sheet arrangements are not consolidated because our risk of loss is generally limited to the cash held as collateral by the warehouse providers. However, since the Trust holds an implicit variable interest in many entities funded under its warehouse facilities, the Trust often does consolidate the Trust VIEs while the TruPS they issue are held on the warehouse facilities. The Trust records the cash collateral as warehouse deposits in its financial statements. The net difference earned from these warehouse facilities is considered a free-standing derivative and is recorded at fair value in the financial statements. Changes in fair value are reflected in earnings in the respective period.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

m. Manager Compensation

The Trust’s Management Agreement provides for the payment of a base management fee to the Manager, as well as an incentive fee if the Trust’s results of operations exceed certain benchmarks. See Note 12 for further discussion of the specific terms of the computation and payment of the incentive fee. The base management fee and the incentive fee are accrued and expensed during the period incurred.

n. Income Taxes

The Trust intends to elect and qualify to be taxed as a REIT for its taxable year ending at the time of the merger and to comply with the related provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Accordingly, the Trust generally will not be subject to U.S. federal income tax to the extent of its distributions to shareholders and as long as certain asset, income, distribution and share ownership tests are met. If the Trust were to fail to meet these requirements, it would be subject to U.S. federal income tax, which could have a material adverse impact on its results of operations and amounts available for distributions to its shareholders.

The Trust maintains a domestic taxable REIT subsidiary (“TRS”), which is be subject to U.S. federal, state and local income taxes. Current and deferred taxes are provided for on the portion of earnings recognized by the Trust with respect to its interest in domestic taxable REIT subsidiaries. Deferred income tax assets and liabilities are computed based on temporary differences between the GAAP consolidated financial statements and the federal and state income tax basis of assets and liabilities as of the consolidated balance sheet date.

o. Share-Based Payment

The Trust accounts for share-based compensation issued to its Directors, officers, and to its Manager using the fair value based methodology prescribed by SFAS No. 123(R), “Share-Based Payment” (“SFAS No. 123(R)”) and EITF Issue No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” (“EITF No. 96-18”). Compensation cost related to restricted common stock issued to the Trust’s Directors is measured at its estimated fair value at the grant date, and is amortized and expensed over the vesting period on a straight-line basis. Compensation cost related to restricted common stock issued to the Manager is initially measured at estimated fair value at the grant date, and is re-measured on subsequent dates to the extent the awards are unvested, and is amortized and expensed over the vesting period on a straight-line basis.

NOTE 3: INVESTMENTS IN SECURITIES

The following table summarizes the Trust’s investments in available-for-sale debt securities, as of March 31, 2006:

Investment Description	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Weighted Average Coupon	Years to Maturity
TruPS and subordinated debentures	$935,634	$174	$(8,423)	$927,385	6.8%	29.8
MBS	607,055	991	(1,792)	606,254	5.3%	6.0

Total available-for-sale securities	$1,542,689	$1,165	$(10,215)	$1,533,639	6.2%

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

TruPS included above as available-for-sale debt securities includes (a) investments in TruPS issued by Trust VIEs of which the Trust is not the primary beneficiary and which the Trust does not consolidate and (b) transfer of investments in TruPS securities to the Trust that were accounted for as a sale pursuant to SFAS No. 140. Subordinated debentures included above represents the primary assets of Trust VIEs that the Trust consolidates pursuant to FIN 46R.

The following table summarizes the Trust’s investments in security-related receivables, as of March 31, 2006:

Investment Description	Amortized Cost	Weighted Average Coupon	Years to Maturity	Estimated Fair Value
Total TruPS and subordinated debenture receivables	$157,250	7.84%	28.9	$156,758

The Trust’s investments in security-related receivables represent securities owned by CDO entities that are collateralized by TruPS and subordinated debentures that are accounted for by the Trust as financings under SFAS No. 140.

The unrealized losses on the Trust’s securities are the result of market interest rate factors rather than credit impairment, and the Trust believes that the carrying values are fully realizable over the securities’ expected holding period. In addition, the Trust has the ability and the intent to hold the securities for a period of time sufficient for a recovery in the estimated fair value. Therefore, management does not believe any of the securities held are other-than-temporarily impaired as of March 31, 2006.

Some of the Trust’s investments in TruPS and subordinated debentures collateralize debt issued through CDO entities. The Trust’s CDO entities are static pools and prohibit the sale of such securities until the mandatory auction call period, typically 10 years from the CDO entity’s inception. At the mandatory auction call date, remaining securities will be offered in the general market and the proceeds from a successful sale of such securities will be used to repay outstanding indebtedness and liquidate the CDO entity. The assets of the Trust’s consolidated CDOs collateralize the debt of such entities and are not available to the Trust’s creditors. As of March 31, 2006, CDO notes payable were collateralized by $903,000 of principal amount of TruPS. Some of these investments were eliminated upon the consolidation of various Trust VIEs that the Trust consolidates and the corresponding subordinated debentures of the Trust VIEs are included as assets in the Trust’s consolidated balance sheet. In addition, $557,199 of the carrying value of the Trust’s MBS portfolio is pledged as collateral under the Trust’s MBS credit agreement payable with an investment banker.

NOTE 4: INVESTMENTS IN RESIDENTIAL MORTGAGES AND LEVERAGED LOANS

The Trust’s investments in residential mortgages and leveraged loans are accounted for at amortized cost. The following tables summarize the Trust’s investments in residential mortgages and leveraged loans as of March 31, 2006:

	Unpaid Principal Balance	Unamortized (Discount)	Carrying Amount	Number of Loans	Average Interest Rate	Average Contractual Maturity Date
5/1 Adjustable rate residential mortgages	$211,640	$(1,551)	$210,089	610	5.6%	Sept. 2035
7/1 Adjustable rate residential mortgages	90,158	(764)	89,394	168	5.7%	Aug. 2035
Leveraged loans	140,679	(69)	140,610	82	8.7%	Nov. 2011

Total	$442,477	$(2,384)	$440,093	860	6.6%

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

The estimated fair value of the Trust’s residential mortgage loans and leveraged loans was $437,895 as of March 31, 2006.

The Trust maintains an allowance for loan losses on residential mortgage loans and leveraged loans. Specific allowances for loan losses are established for impaired loans based on a comparison of the recorded carrying value of the loan to either the present value of the loan’s expected cash flow, the loan’s estimated market price or the estimated fair value of the underlying collateral. The allowance is increased by charges to operations and decreased by charge-offs (net of recoveries). Management’s periodic evaluation of the adequacy of the allowance is based upon known and inherent risks in the portfolio, historical trends in adjustable rate residential mortgages, the estimated value of underlying collateral, and current and expected future economic conditions. As of March 31, 2006, the Trust maintained an allowance for loan losses of $128.

As of March 31, 2006, $288,171 and $140,399 of the carrying value of the Trust’s residential mortgages and leveraged loans, respectively, were pledged as collateral under repurchase agreements.

NOTE 5: INDEBTEDNESS

The following table summarizes the Trust’s indebtedness as of March 31, 2006:

Description	Carrying Amount	Interest Rate Terms	Current Weighted- Average Interest Rate	Contractual Maturity
Repurchase agreements—residential mortgages	$288,171	Various	5.2%	April 2006
Repurchase agreements—leveraged loans	140,399	LIBOR plus 0.50%	4.7%	July 2006
Trust preferred obligations	193,250	Various	7.0%	2036
CDO notes payable(1)	909,050	5.3% to 7.9%	5.6%	2036
Credit agreement	557,199	LIBOR plus 0.24%	4.9%	August 2006

Total borrowings	$2,088,069

(1)	Excludes CDO notes payable purchased by the Trust which are eliminated in consolidation.

(a) Repurchase agreements

During the period from February 28, 2006 through March 31, 2006, the Trust financed investments in residential mortgages with repurchase agreements that had $288,171 in borrowings outstanding as of March 31, 2006. The repurchase agreements relating to the Trust’s investment in residential mortgages require that the Trust ratably reduce its borrowings outstanding under the repurchase agreements as these investments incur prepayments or change in fair value. Borrowings under repurchase agreements during the aforementioned period bore interest at a weighted average fixed rate of 5.2%.

In February 2006, the Trust entered into a $250,000 warehouse facility with an investment bank, in the form of a repurchase agreement, to purchase investments in leveraged loans. As of March 31, 2006, the repurchase agreement had $140,399 in borrowings outstanding and bore interest at a rate of one month London Inter-Bank Offered Rate (“LIBOR”) plus 50 basis points.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

(b) Trust preferred obligations

Trust preferred obligations finance subordinated debentures acquired by Trust VIEs that are consolidated by the Trust for the portion of the total TruPS that are owned by entities outside of the consolidated group. These trust preferred obligations bear interest at either variable or fixed rates until maturity, generally 30 years from the date of issuance. The Trust VIE has the ability to prepay the trust preferred obligation at any time, without prepayment penalty, after five years. The Trust does not control the timing or ultimate payment of the trust preferred obligations.

(c) CDO notes payable

CDO notes payable represent notes payable issued by CDO entities used to finance the acquisition of TruPS. Generally, CDO notes payable are comprised of various classes of notes payable, with each class bearing interest at variable or fixed rates.

On March 15, 2006, the Trust closed “Alesco Preferred Funding X, Ltd.”, a CDO securitization that provides up to 30-year financing for banks or bank holding companies and insurance companies. Alesco Preferred Funding X, Ltd. received commitments for $909,050 of CDO notes, all of which were issued to investors as of March 31, 2006. Alesco Preferred Funding X, Ltd. also issued $60,400 of preference shares upon closing. The Trust retained $34,530 of common and preference shares of Alesco Preferred Funding X, Ltd., excluding discounts.

The notes payable issued by Alesco Preferred Funding X, Ltd. consist of 9 classes of notes bearing interest at spreads over 90-day LIBOR ranging from 34 to 285 basis points or at fixed rates ranging from 5.6% to 7.9%. Some of the fixed-rate notes bear interest at a fixed rate for an initial period (ranging from 3 to 10 years) and a floating rate for the remaining period based on 90-day LIBOR plus a spread ranging from 50 to 285 basis points.

(d) Credit Agreement

In February 2006, the Trust entered into a $1,000,000 credit agreement with an investment bank to purchase investments in MBS. As of March 31, 2006, the credit agreement had $557,199 of borrowings outstanding and bore interest at a rate of 30-day Libor plus 24 basis points.

NOTE 6: DERIVATIVE FINANCIAL INSTRUMENTS

The Trust may use derivative financial instruments to hedge all or a portion of the interest rate risk associated with its borrowings. The principal objective of such arrangements is to minimize the risks and/or costs associated with the Trust’s operating and financial structure as well as to hedge specific anticipated transactions. The counterparties to these contractual arrangements are major financial institutions with which the Trust and its affiliates may also have other financial relationships. In the event of nonperformance by the counterparties, the Trust is potentially exposed to credit loss. However, because of the high credit ratings of the counterparties, the Trust does not anticipate that any of the counterparties will fail to meet their obligations.

Cash Flow Hedges

During the period from January 31 through March 31, 2006, the Trust entered into various interest rate swap contracts to hedge interest rate exposure on CDO notes payable and certain repurchase agreements relating to investments in residential mortgages.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

Generally, the Trust designates interest rate hedge agreements at inception and determines at each reporting period whether or not the interest rate hedge agreement is highly effective in offsetting interest rate fluctuations associated with the identified indebtedness. The Trust’s interest rate hedge agreements used to hedge fluctuations in interest rates associated with CDO notes payable were not designated by the Trust for hedge accounting during the period from March 15, 2006 through March 31, 2006. The Trust anticipates that it will designate the interest rate hedges during 2006 in order to qualify as an effective hedge pursuant to SFAS No. 133.

The interest rate swap agreements are summarized as of March 31, 2006 and for the period from January 31, 2006 through March 31, 2006 as follows:

Instrument	Hedged Item	Aggregate Notional	Strike	Maturity	Fair Value as of March 31, 2006	Amounts Reclassified to Earnings for Effective Hedges – Gains (Losses)	Amounts Reclassified to Earnings for Non-Hedged Derivative – Gains (Losses)
Interest rate swap	CDO notes payable	$253,100	5.3% to 5.8%	Mar. 2016	$(1,728)	$—	$437
Interest rate swaps	Repurchase agreements	285,671	5.0%	Dec. 2010 to Dec. 2012	$1,220	$—	$—

Total Portfolio		$538,771			$(508)	$—	$437

Amounts reclassified to earnings associated with cash flow hedges are reported in investment interest expense. The fair value of cash flow hedges are reported in other assets and other liabilities.

Free-Standing Derivatives

The Trust maintains arrangements with investment banks regarding TruPS-related CDO securitizations and warehouse facilities. Prior to the completion of a TruPS-related CDO securitization, investments are acquired by the warehouse providers in accordance with the warehouse facilities. Pursuant to the terms of the warehouse agreements, the Trust receives the difference between the interest earned on the investments under the warehouse facilities and the interest charged by the warehouse facilities from the dates on which the respective securities are acquired. Under the warehouse agreements, the Trust is required to deposit cash collateral with the warehouse provider and as a result, the Trust bears the first dollar risk of loss, up to the Trust’s warehouse deposit, if (i) an investment funded through the warehouse facility becomes impaired or (ii) a CDO is not completed by the end of the warehouse period, and in either case, if the warehouse facility is required to liquidate the securities at a loss. Upon the completion of a TruPS-related CDO securitization, the cash collateral held by the warehouse provider is returned to the Trust. The terms of the warehouse facilities are generally nine months. As of March 31, 2006, the Trust had approximately $9,250 of cash collateral held by warehouse providers pursuant to these warehouse facilities. These arrangements are deemed to be derivative financial instruments and are recorded by the Trust at fair value each accounting period with the change in fair value recorded in earnings. These arrangements represent the Trust’s only off-balance sheet arrangements. During the period ending March 31, 2006, the change in the fair value of the Trust’s warehouse financing arrangement was $1,284 of income and was recorded as a component of net investment income in the accompanying consolidated statement of income. The financing costs of this warehouse facility are based on one-month LIBOR plus 50 basis points.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

A summary of this arrangement is as follows:

Warehouse Facility	Warehouse Availability	Funding as of March 31, 2006	Remaining Availability	Maturity
Merrill Lynch International	$500,000	$181,721	$318,279	June 2006

In addition, the Trust’s MBS credit agreement (described further in Note 5) includes certain provisions that allow the lender, a third party investment bank, to enter into interest rate swap contracts with respect to fixed-rate securities that are pledged as collateral to the MBS credit agreement. Upon the termination of an interest rate swap contract by the lender during any period that the Trust is contractually obligated under the MBS credit agreement, the Trust is obligated to either make a termination payment or entitled to receive termination proceeds based upon the position of the interest rate swap contract on the termination date. The Trust shall assume all of the lender’s rights and obligations under the interest rate swap contracts in the event that the credit agreement is terminated due to the occurrence of a CDO transaction. The Trust has determined that the interest rate swap contracts entered into by the lender of the MBS credit agreement result in an embedded derivative within the Trust’s consolidated financial statements. In accordance with SFAS No. 133, the MBS credit agreement is the host contract and the derivative embedded within the host contract has been bifurcated and accounted for separately as a freestanding derivative. The embedded derivative is recorded by the Trust at fair value each accounting period with the change in fair value recorded in earnings. As of March 31, 2006, the fair value of the embedded derivative was $2,750 and is recorded as unrealized gain on interest rate swaps in the statement of income.

NOTE 7: MINORITY INTEREST

Minority interest represents the interests of third-party investors in the Trust’s consolidated CDO entity. The following summarizes the Trust’s minority interest activity for the period from January 31, 2006 to March 31, 2006:

Beginning Balance	$—
Contributions	25,870
Income and OCI Allocation—from CDO entities	(3,948)
Distributions	—

Ending Balance	$21,922

Minority interest holders are allocated their respective portion of the earnings of the CDO. The CDO entity makes quarterly distributions to the holders of the CDO notes payable and preferred shares. The distributions to preferred shareholders are determined at each payment date, after the necessary cash reserve accounts are established and after the payment of expenses and interest on the CDO notes payable.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

NOTE 8: STOCK-BASED COMPENSATION

The Trust has adopted an equity incentive plan (the “2006 Equity Incentive Plan”) that provides for the grant of stock options, restricted common shares, stock appreciation rights, and other share-based awards. Share-based awards may be granted to the Manager, Cohen Bros., trustees, officers and any key employees of the Manager or Cohen Bros. and to any other individual or entity performing services for the Trustee. The 2006 Equity Incentive Plan is administered by the compensation committee of the Trust’s board of trustees.

During the period from January 31, 2006 through March 31, 2006, the Trust granted 333,227 restricted common shares to various employees of the Manager and Cohen Bros. and trustees of the Trust. As of March 31, 2006, 30,000 restricted common shares have been issued to the trustees, 265,324 have been issued to officers of the Trust, and 37,903 have been issued to key employees of the Manager and Cohen Bros. One-third of the restricted common share awards will vest on the first anniversary of the awards and the remainder will vest quarterly on a pro-rata basis as of the end of each quarter during the following two-year vesting period of the award, assuming the recipient is continuing in service to the Trust at such date. The shares of restricted common stock granted to the trustees were valued using the fair market value at the time of grant, which was $10.00 per share. The Trust is amortizing such amounts as compensation expense over the vesting period. Pursuant to EITF 96-18, the Trust is required to value any unvested shares of restricted common stock granted to the Manager at the current market price. The Trust valued the unvested restricted common stock at $11 per share as of March 31, 2006. The Trust is amortizing such amounts as related party management compensation over the vesting period. From January 31, 2006 through March 31, 2006, the Trust recorded amortization expense of $207 related to these awards, of which $16 related to awards granted to trustees and $191 related to awards granted to officers and key employees of the Manager and Cohen Brothers. Through March 31, 2006, none of these restricted shares have vested. The total cost related to these awards not yet recognized is $3,428 as of March 31, 2006.

NOTE 9: EARNINGS PER SHARE

The following table presents a reconciliation of basic and diluted earnings per share for the period from January 31, 2006 through March 31, 2006:

	Basic	Diluted
Net income	$5,347	$5,347

Weighted-average common shares outstanding	10,837,845	10,837,845
Unvested restricted common shares under the treasury stock method	—	10,913

Total weighted-average shares	10,837,845	10,848,758

Earnings per share	$0.49	$0.49

The Trust includes restricted common shares issued and outstanding in its earnings per share computation as follows: vested restricted common shares are included in basic weighted-average common shares and unvested restricted common shares are included in the diluted weighted-average shares under the treasury stock method.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

NOTE 10: INCOME TAXES

The Trust intends to be taxed as a REIT under Sections 856 through 860 of the Internal Revenue Code beginning with its taxable year ended December 31, 2006. To qualify as a REIT, the Trust must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of its ordinary taxable income to shareholders. As a REIT, the Trust generally will not be subject to U.S. federal income tax on taxable income that it distributes to its shareholders. If the Trust fails to qualify as a REIT in any taxable year, it will then be subject to U.S. federal income taxes on its taxable income at regular corporate rates, and it will not be permitted to qualify for treatment as a REIT for U.S. federal income tax purposes for four years following the year during which qualification is lost unless the Internal Revenue Service grants the Trust relief under certain statutory provisions. Such an event could materially adversely affect the Trust’s net income and cash available for distributions to shareholders. However, the Trust believes that it will be organized and operated in such a manner as to qualify for treatment as a REIT, and it intends to operate in the foreseeable future in a manner so that it will qualify as a REIT for U.S. federal income tax purposes. The Trust may be subject to certain state and local taxes.

The components of the provision for income taxes as it relates to the Trust’s taxable income from its domestic TRS during the period from January 31, 2006 to March 31, 2006 were as follows:

	For the period from January 31, 2006 through March 31, 2006
	Federal	State and Local, net of Federal Benefit	Total
Current	$231	$40	$271
Deferred	(22)	(4)	(26)

Provision for income taxes	$209	$36	$245

A reconciliation of the statutory tax rates to the effective rate is as follows:

For the period from January 31, 2006 through March 31, 2006
Federal statutory rate	35.0%
State statutory rate, net of federal benefit	6.0%

Effective tax rates for domestic TRS	41.0%

The Trust’s consolidated effective tax rate was 4.4% for the period from January 31, 2006 through March 31, 2006. The difference between this rate and the effective tax rate for the domestic TRS is attributable to income generated by qualified REIT subsidiaries and certain foreign TRS entities which are not subject to federal or local income tax. As of March 31, 2006, the Trust had $26 of deferred tax assets, relating to stock-based compensation expense, included in other assets in the accompanying consolidated financial statements.

Certain TRS entities are domiciled in the Cayman Islands and, accordingly, taxable income generated by these entities may not be subject to local income taxation, but generally will be included in the Trust’s income on

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

a current basis, whether or not distributed. Upon distribution of any previously included income to the Trust, no incremental U.S. federal, state, or local income taxes would be payable by the Trust. Accordingly, no provision for income taxes for the period from January 31, 2006 through March 31, 2006 has been recorded for these foreign TRS entities.

NOTE 11: ACCUMULATED OTHER COMPREHENSIVE LOSS

The Trust’s accumulated other comprehensive loss account is comprised of changes in the fair value of cash flow hedges that qualify for hedge accounting under SFAS No. 133 and the change in fair value of available for sale securities. These amounts are net of amounts reclassified to earnings during the period, if any, and amounts allocated to minority interest holders. The following is a tabular presentation of the Trust’s accumulated other comprehensive loss as of and for the period from January 31, 2006 through March 31, 2006:

Description	Cash Flow Hedges	Available-for-sale securities	Total
Beginning balance	$—	$—	$—
Change in fair value during the period	1,220	(9,050)	(7,830)
Amounts reclassified to earnings during the period	—	—	—
Amounts allocated to minority interest during the period	—	4,293	4,293

Total	$1,220	$(4,757)	$(3,537)

The above items relate to activities of nontaxable consolidated entities.

NOTE 12: MANAGEMENT AGREEMENT AND RELATED PARTY TRANSACTIONS

The Manager handles the Trust’s day-to-day operations and administers the Trust’s business activities through the resources of Cohen Bros. The Management Agreement was executed on January 31, 2006. The initial term expires on December 31, 2008 and shall be automatically renewed for a one-year term on each anniversary date thereafter unless two-thirds of the independent trustees or the holders of at least a majority of the outstanding common shares vote not to automatically renew.

The Management Agreement provides, among other things, that in exchange for managing the day-today operations and administering the business activities of the Trust, the Manager is entitled to receive from the Trust certain fees and reimbursements, consisting of a base management fee, an incentive fee based on certain performance criteria, certain operating expenses as defined in the Management Agreement, and a termination fee if the Trust decides to terminate the Management Agreement without cause or if the Manager terminates the Management Agreement due to Trust’s default. The base management fee and the incentive fee otherwise payable by the Trust to the Manager pursuant to the Management Agreement is reduced by the Trust’s proportionate share of the amount of any CDO and CLO collateral management fees that are paid to Cohen Bros. and its affiliates in connection with the CDOs and CLOs in which the Trust invests, based on the percentage of equity it holds in such CDOs and CLOs.

The Management Agreement contains certain provisions requiring the Trust to indemnify the Manager and its affiliates, including Cohen Bros., with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts or omissions of our Manager made in good faith in the performance of its duties under the Management Agreement and not constituting bad faith, willful misconduct, gross negligence, or

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

reckless disregard of duties under the Management Agreement. The Trust has evaluated the impact of these guarantees on its consolidated financial statements and determined that they are immaterial.

During the period from January 31, 2006 through March 31, 2006, the Trust incurred $263 in base management fees and $90 in incentive fees, net of a $54 collateral management fee credit. The Trust assumed certain warehouse arrangements from Cohen Brothers. There was no consideration paid by the Trust to Cohen Brothers for these arrangements. The Trust recognized share-based compensation expense related to restricted common shares granted to the officers of the Trust and key employees of the Manager and Cohen Bros. of $191 for the period from January 31, 2006 through March 31, 2006 (see Note 8). In addition, the Trust incurred collateral management fees of $95 that are payable to Cohen Bros. for the period from January 31, 2006 through March 31, 2006.

Base management fees and incentive fees incurred share-based compensation expense relating to restricted common shares granted to the Manager, and collateral management fees paid to Cohen Bros. are included in related party management compensation on the consolidated statement of income. Expenses incurred by the Manager and reimbursed by the Trust are reflected in the respective consolidated statement of income non-investment expense category based on the nature of the expense.

The Trust’s Chairman of the Board and other officers serve as executive officers of Cohen Bros., of which Cohen Brothers Management, LLC is an affiliate. The following describes the Trust’s business transactions with these related parties:

a).	Cohen Brothers Management, LLC (Manager)— The Manager handles the Trust’s day-to-day operations and administers the Trust’s business activities through the resources of Cohen Bros. The Management Agreement provides, among other things, that in exchange for managing the day-today operations and administering the business activities of the Trust, the Manager is entitled to receive from the Trust certain fees and reimbursements, consisting of a base management fee, an incentive fee based on certain performance criteria, certain operating expenses as defined in the Management Agreement, and a termination fee if the Trust decides to terminate the Management Agreement without cause or if the Manager terminates the Management Agreement due to Trust’s default.

During the period from January 31, 2006 through March 31, 2006, the Trust incurred $263 in base management fees and $90 in incentive fees, net of a $54 collateral management fee credit. Additionally, the Trust reimburses the Manager for expenses incurred on the Trust’s behalf.

b).	Cohen Bros.— During the period from January 31, 2006 through March 31, 2006, Cohen Bros. provided origination, structuring and placement services for investments funded by the Trust’s warehouse facilities or CDOs and provided collateral management services for the Trust’s CDO investment. For these services, Cohen Bros. received approximately $6,604 and $95 in fees, respectively. In addition, Cohen Bros. has received $4,054 as reimbursement for origination expenses paid to third parties.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

NOTE 13: COMMITMENTS AND CONTINGENCIES AND OTHER MATTERS

Loan Commitments

In connection with the leveraged loan portfolio, the Trust commits to purchase interests in debt obligations of corporations, partnerships and other entities in the form of participations in leveraged loans, which obligate the Trust to acquire a predetermined interest in such leveraged loans at a specified price on a to-be determined settlement date. As of March 31, 2006, the Trust had committed to participate in approximately $19,000 of leveraged loans.

Contingencies

From time to time, the Trust may be involved in litigation of various matters. To date, the Trust has not been involved in or informed of any pending or threatened litigation.

NOTE 14: SUBSEQUENT EVENTS

On April 27, 2006, the Trust entered into an agreement and plan of merger with Sunset Financial Resources, Inc. (“Sunset Financial”), a public company REIT trading on the NYSE. Under terms of the agreement, the Trust will receive 1.26 shares of Sunset Financial common stock for each share of the Trust. The combined company will continue to trade on the NYSE and will operate under the name Alesco Financial Inc. The merged company will pursue the Trust’s investment strategy focused on TruPS, residential mortgage loans, leveraged loans, and MBS.

As a part of the transaction, Sunset Financial will conduct a tender in which Sunset Financial will offer to purchase for cash up to $25.0 million of Sunset Financial’s common stock from their existing stockholders at a price of $8.74 per share. The tender is expected to close immediately prior to the closing of the merger. The Trust’s shareholders will own approximately 58% of the combined company. If the tender is fully subscribed, the Trust’s shareholders will own approximately 65% of the combined company. The exchange ratio and tender offer values are subject to adjustments based on the repayment of certain of Sunset Financial’s commercial loans. The merger agreement is also subject to stockholder approval from both companies and other customary conditions.

Concurrent with the merger announcement, Sunset Financial entered into an interim management agreement with Cohen Brothers Management LLC, effective immediately, which will allow Sunset Financial to transition their existing assets into assets consistent with the investment strategy of the combined company.

On April 18, 2006, the Trust’s board of trustees declared an initial distribution of $0.20 per common share totaling $2,288 that was paid on May 9, 2006 to shareholders of record as of April 28, 2006.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of March 31, 2006

(Dollars in thousands, except share and per share amounts)

NOTE 15: NEW ACCOUNTING PRONOUNCEMENTS

In November 2005, the FASB issued FASB Staff Position FAS 115-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments” (“FSP 115-1”). FSP 115-1 addresses the determination of when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of an impairment loss. In addition, FSP 115-1 includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in FSP 115-1 amends SFAS No. 115 and adds a footnote to APB Opinion No. 18 “The Equity Method of Accounting for Investments in Common Stock.” FSP 115-1 also nullifies certain requirements of Emerging Issues Task Force No. 03-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” The effective date for FSP 115-1 is reporting periods beginning after December 15, 2005. The adoption of FSP 115-1 did not have a material effect on the Trust’s consolidated financial statements.

In February 2006, the FASB issued SFAS No. 155,” Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”). This statement amends SFAS No. 133 and SFAS No. 140 and eliminates the guidance in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets”, which provided that beneficial interests in securitized financial assets are not subject to SFAS No. 133. Under the new statement, an entity may irrevocably elect to measure a hybrid financial instrument that would otherwise require bifurcation, at fair value in its entirety on an instrument-by-instrument basis. The statement clarifies which interest-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, and amends SFAS No. 140 to eliminate the prohibition on a qualifying special purpose entity from holding certain derivative financial instruments. The statement is effective for all financial instruments that Trust acquires or issues after January 1, 2007. The Trust believes that the adoption of SFAS No. 155 will not have a material effect on the Trust’s consolidated financial statements.

Alesco Financial Trust

Schedule II—Valuation and Qualifying Accounts

Year	Balance at Beginning of Period	Additions Charged to Expense	Deductions	Balance at End of Period
Period from January 31, 2006 to March 31, 2006	$—	$128	$—	$128

Alesco Financial Trust

Schedule IV—Mortgage Loans on Real Estate

As of March 31, 2006

(dollars in thousands)

Description of Mortgages	Property Description	Number of Loans	Interest Rate		Maturity Date		Original Principal		Total Carrying Amount of Mortgages (a)(b)
			Lowest	Highest	Lowest	Highest	Lowest	Highest
5/1 Adjustable Rate Mortgages
	Single Family	384	4.0%	7.3%	07/01/33	11/01/35	$59	$1,615	$144,906
	PUD	117	4.8%	6.6%	04/01/35	11/05/35	$79	$1,500	$35,779
	Condominium	98	4.6%	7.3%	08/01/33	11/01/35	$109	$555	$25,651
	2 Family	8	4.1%	7.3%	06/01/35	11/01/35	$125	$593	$1,985
	4 Family	2	5.9%	6.1%	11/01/35	11/01/35	$546	$585	$1,123
	3 Family	1	6.4%	6.4%	11/01/35	11/01/35	$650	$650	$645

	Subtotal	610	4.0%	7.3%	07/01/33	11/05/35	$59	$1,615	$210,089
7/1 Adjustable Rate Mortgages
	Single Family	107	4.4%	6.9%	08/01/33	11/01/35	$118	$1,000	$58,241
	PUD	35	5.4%	6.5%	09/01/35	11/01/35	$400	$879	$19,416
	Condominium	22	4.9%	6.0%	01/01/35	11/01/35	$296	$709	$10,279
	2 Family	3	5.5%	5.9%	03/01/35	11/01/35	$142	$673	$965
	CO-OP	1	5.0%	5.0%	10/01/33	10/01/33	$498	$498	$493

	Subtotal	168	4.4%	6.9%	08/01/33	11/01/35	$118	$1,000	$89,394

Total residential mortgages(c)		778	4.0%	7.3%	07/01/33	11/05/35	$59	$1,615	$299,483

(a)	Reconciliation of Carrying Amount of Residential Mortgages:
(b)	As of March 31, 2006, there was $4,775 of principal amount of loans that was over 30 days delinquent and $336 of principal amount of loans that was over 60 days delinquent.

For the Period from January 31, 2006 through March 31, 2006
Balance, beginning of period	$—
Additions during period:
New mortgage loans	300,529
Deductions during period:
Collections of principal	(1,107)
Accretion of discounts	61

Balance, end of period	$299,483

(c)	Summary of Residential Mortgages by Geographic Location:

Location by State	Number of Loans	Interest Rate		Original Principal		Total Carrying Amount of Mortgages
		Lowest	Highest	Lowest	Highest
California	343	4.4%	7.3%	$102	$1,400	$146,230
Arizona	61	4.6%	6.9%	$79	$1,500	$17,813
Washington	60	4.6%	6.5%	$148	$990	$17,882
Florida	46	4.4%	7.3%	$114	$900	$13,668
Virginia	36	4.8%	6.6%	$156	$750	$14,706
Illinois	30	4.6%	7.3%	$116	$995	$10,407
Nevada	24	5.3%	6.4%	$142	$997	$8,406
New Jersey	21	4.1%	6.5%	$124	$874	$10,251
Colorado	20	4.0%	6.4%	$134	$988	$6,926
Maryland	20	4.9%	6.8%	$75	$900	$8,184
Oregon	18	4.8%	6.5%	$109	$486	$4,416
Georgia	10	4.4%	6.0%	$131	$646	$3,846
Massachusetts	10	4.6%	5.9%	$181	$952	$4,385
Texas	9	4.6%	6.5%	$125	$1,615	$5,653
Minnesota	8	4.4%	6.1%	$127	$445	$2,607
New York	7	4.9%	6.6%	$59	$966	$3,896
Utah	6	4.9%	6.0%	$171	$490	$1,576
Pennsylvania	6	4.4%	6.0%	$112	$750	$1,739
Connecticut	6	4.8%	6.0%	$133	$626	$2,013
Idaho	5	5.0%	6.5%	$122	$340	$878
North Carolina	5	4.9%	5.9%	$127	$732	$2,110
Hawaii	4	5.3%	6.0%	$296	$1,000	$2,841
Delaware	4	5.1%	5.8%	$245	$638	$1,877
Wisconsin	3	4.9%	6.1%	$200	$554	$1,015
Missouri	3	6.1%	7.3%	$128	$324	$595
Ohio	2	4.6%	4.9%	$423	$600	$1,013
Montana	2	4.8%	5.8%	$270	$695	$957
District of Columbia	2	4.6%	5.0%	$427	$1,149	$1,564
Michigan	2	4.9%	5.9%	$110	$356	$461
Rhode Island	1	5.4%	5.4%	$277	$277	$275
Kansas	1	5.5%	5.5%	$242	$242	$240
Tennessee	1	5.4%	5.4%	$693	$693	$686
South Carolina	1	5.5%	5.5%	$175	$175	$174
New Mexico	1	6.3%	6.3%	$194	$194	$193

Total	778	4.0%	7.3%	$59	$1,615	$299,483

Alesco Financial Trust

Consolidated Balance Sheet

As of June 30, 2006

(In thousands, except share and per share information)

(Unaudited)

As of June 30, 2006
Assets
Investments in securities and related receivables
Available-for-sale debt securities	$2,274,709
Security-related receivables	320,975

Total investment in securities and related receivables	2,595,684
Investments in residential mortgages and leveraged loans
Residential mortgages	205,975
Leveraged loans	186,519
Loan loss reserve	(51)

Total investments in residential mortgages and leveraged loans, net	392,443
Cash and cash equivalents	3,997
Restricted cash	62,586
Accrued interest receivable	13,568
Other assets	10,158
Deferred financing costs, net of accumulated amortization of $567	48,895

Total assets	$3,127,331

Liabilities and shareholders’ equity
Indebtedness
Repurchase agreements	$194,225
Trust preferred obligations	110,750
CDO notes payable	2,622,950

Total indebtedness	2,927,925
Accrued interest payable	2,748
Related party payable	1,025
Payable for securities purchased	9,486
Other liabilities	6,169

Total liabilities	2,947,353
Minority interest	72,947
Shareholders’ equity
Preferred shares, $0.01 par value per share, 30,000,000 shares authorized, no shares issued and outstanding	—
Common shares, $0.01 par value per share, 100,000,000 shares authorized, 11,440,897 issued and outstanding, including 333,227 unvested restricted share awards	114
Additional paid in capital	102,907
Accumulated other comprehensive loss	(8,872)
Cumulative distributions	(2,288)
Cumulative earnings	15,170

Total shareholders’ equity	107,031

Total liabilities and shareholders’ equity	$3,127,331

The accompanying notes are an integral part of these consolidated financial statements.

Alesco Financial Trust

Consolidated Statements of Income

(In thousands, except share and per share information)

(Unaudited)

	For the three month period ended June 30, 2006	For the period from January 31, 2006 through June 30, 2006
Revenue:
Investment interest income	$39,674	$51,619
Investment interest expense	(33,793)	(44,229)
Provision for loan loss	77	(51)
Change in fair value of free-standing derivative	711	1,996

Net investment income	6,669	9,335

Total revenue	6,669	9,335
Expenses:
Related party management compensation	1,378	2,017
General and administrative	297	435

Total expenses	1,675	2,452

Income before interest and other income, minority interest and taxes	4,994	6,883
Interest and other income	904	1,726
Loss on sale of assets	(855)	(846)
Realized gain on derivative contracts	7,700	7,700
Unrealized (loss) gain on derivative contracts	(673)	2,547

Income before minority interest and taxes	12,070	18,010
Minority interest	(2,045)	(2,393)

Income before taxes	10,025	15,617
Provision for income taxes	(202)	(447)

Net income	$9,823	$15,170

Earnings per share—basic:
Basic earnings per share	$0.88	$1.37

Weighted-average shares outstanding—Basic	11,107,670	11,087,897

Earnings per share—diluted:
Diluted earnings per share	$0.88	$1.36

Weighted-average shares outstanding—Diluted	11,142,912	11,113,697

Distributions paid per common share	$0.20	$0.20

The accompanying notes are an integral part of these consolidated financial statements.

Alesco Financial Trust

Consolidated Statement of Other Comprehensive Loss

(Dollars in thousands)

(Unaudited)

For the period from January 31, 2006 through June 30, 2006
Net income	$15,170
Other comprehensive loss:
Change in the fair value of cash-flow hedges	3,708
Realized gain on cash-flow hedges reclassified to earnings	(875)
Change in the fair value of available-for-sale securities	(17,520)

Total other comprehensive loss before minority interest allocation	(14,687)
Allocation to minority interest	5,815

Total other comprehensive loss	(8,872)

Comprehensive income	$6,298

The accompanying notes are an integral part of these consolidated financial statements.

Alesco Financial Trust

Consolidated Statement of Shareholders’ Equity

(Dollars in thousands, except share information)

(Unaudited)

	Preferred Shares	Preferred Shares Par Value	Common Shares	Common Shares Par Value	Additional Paid In Capital	Accumulated Other Comprehensive Loss	Cumulative Earnings	Cumulative Distributions	Total
Balance, January 31, 2006 (commencement of operations)	—	$—	100	$—	$1	$—	$—	$—	$1
Net income	—	—	—	—	—	—	15,170	—	15,170
Other comprehensive loss	—	—	—	—	—	(8,872)	—	—	(8,872)
Common share offering	—	—	11,107,570	111	102,305	—	—	—	102,416
Issuance of restricted share awards	—	—	333,227	—	—	—	—	—	—
Amortization of deferred compensation	—	—	—	3	516	—	—	—	519
Stock-based non-employee compensation	—	—	—	—	85	—	—	—	85
Cumulative distributions	—	—	—	—	—	—	—	(2,288)	(2,288)

Balance, June 30, 2006	—	$—	11,440,897	$114	$102,907	$(8,872)	$15,170	$(2,288)	$107,031

The accompanying notes are an integral part of these consolidated financial statements.

Al esco Financial Trust

Consolidated Statement of Cash Flows

(Dollars in thousands)

(Unaudited)

For the period from January 31, 2006 through June 30, 2006
Operating activities:
Net income	$15,170
Adjustments to reconcile net income to cash flow from operating activities
Minority interest	2,393
Provision for loan loss	51
Amortization of deferred compensation	519
Stock-based non-employee compensation	85
Accretion of discounts on residential mortgages and leveraged loans	(228)
Accretion of discounts on securities and security-related receivables	(534)
Amortization of deferred costs	567
Unrealized gain on interest rate swaps	(2,547)
Loss on sale of loans	846
Changes in assets and liabilities:
Accrued interest receivable	(13,568)
Other assets	(1,860)
Accrued interest payable	2,748
Related party payable	1,025
Payable for securities purchased	9,486
Other liabilities	4,978

Net cash provided by operating activities	19,131
Investing activities:
Purchase of investments in securities and security-related receivables	(2,627,788)
Principal repayments on securities and security-related receivables	15,118
Purchase of residential mortgages and leveraged loans	(493,018)
Principal repayments on residential mortgages and leveraged loans	13,223
Proceeds from sale of residential mortgages	86,683
Increase in restricted cash	(62,586)
Net cash used in investing activities	(3,068,368)
Financing activities:
Proceeds from repurchase agreements	489,606
Repayments on repurchase agreements	(295,381)
Proceeds from issuance of CDO notes payable	2,622,950
Proceeds from issuance of trust preferred obligations	110,750
Proceeds from credit agreement	992,503
Repayments on credit agreement	(992,503)
Payments on cash flow hedges	(1,728)
Proceeds from issuance of preference shares of CDOs	77,260
Distributions to minority interest holders in CDOs	(891)
Payments for deferred debt issuance costs	(49,461)
Common share issuances, net of costs incurred	102,416
Distributions paid to common shareholders	(2,288)

Net cash provided by financing activities	3,053,233

Net change in cash and cash equivalents	$3,996
Cash and cash equivalents at the beginning of the period	1
Cash and cash equivalents at the end of the period	$3,997

The accompanying notes are an integral part of these consolidated financial statements.

Alesco Financial Trust

Notes to Consolidated Financial Statements

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

NOTE 1: THE COMPANY

Alesco Financial Trust (the “Trust”) was organized as a Maryland real estate investment trust on October 25, 2005 and commenced operations on January 31, 2006. The Trust intends to elect and qualify to be taxed as a real estate investment trust (“REIT”) for U.S. Federal income tax purposes for its taxable year ending at the time of the merger. On January 31, 2006, February 2, 2006, and March 1, 2006, the Trust completed the sale of 11,107,570 common shares at an offering price of $10.00 per share in a private offering. The Trust received proceeds from this offering of $102,416, net of placement fees and offering costs.

The Trust is a specialty finance company formed to invest primarily in certain target asset classes identified by Cohen Brothers, LLC and its affiliates (“Cohen Bros.”). The Trust will be externally managed and advised by Cohen Brothers Management, LLC (the “Manager”), an affiliate of Cohen Bros., pursuant to a management agreement (the “Management Agreement”). Since 1999, Cohen Bros., a specialized research, investment banking and asset management firm, has provided financing to small and mid-sized companies in financial services, real estate and other sectors.

The Trust’s objective is to generate attractive risk-adjusted returns and predictable cash distributions for its shareholders by investing in collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) and similar securitized obligations structured and managed by Cohen Bros. or its affiliates, which obligations are collateralized by assets in the following asset classes:

•	mortgage loans, other real estate-related senior and subordinated debt securities, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”);

•	subordinated debt financings originated by Cohen Bros. or third parties, primarily in the form of trust preferred securities (“TruPS”) issued by banks or bank holding companies and insurance companies, and surplus notes issued by insurance companies; and

•	leveraged loans made to small and mid-sized companies in a variety of industries characterized by relatively low volatility and overall leverage, including the consumer products and manufacturing industries.

The Trust may also invest opportunistically from time to time in other types of investments within its Manager’s and Cohen Bros.’ areas of expertise and experience, subject to maintaining its qualification as a REIT and an exemption from regulation under the Investment Company Act of 1940.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Basis of Presentation

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Trust has condensed or omitted certain information and footnote disclosures normally included in consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) pursuant to such rules and regulations. The Trust believes that these interim statements include all adjustments (which include normal recurring adjustments) required for a fair statement of financial position, results of operations and cash flows for the interim periods presented. These financial statements should be read in conjunction with the financial statements and notes thereto included in our audited financial statements as of and for the period from January 31, 2006 through March 31, 2006. The results of operations for the period from January 31, 2006 through June 30, 2006 are not necessarily indicative of the results to be obtained for a full fiscal year.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

b. Principles of Consolidation

The accompanying consolidated financial statements reflect the accounts of the Trust and its majority-owned and/or controlled subsidiaries and those entities for which the Trust is determined to be the primary beneficiary in accordance with Financial Accounting Standard Board (“FASB”) Interpretation No. 46R, “Consolidation of Variable Interest Entities” (“FIN 46R”). The portions of these entities not owned by the Trust are presented as minority interest as of the date and for the period presented in the consolidated financial statements. All intercompany accounts and transactions have been eliminated in consolidation.

When the Trust obtains an explicit or implicit interest in an entity, the Trust evaluates the entity to determine if the entity is a variable interest entity (“VIE”), and, if so, whether or not the Trust is deemed to be the primary beneficiary of the VIE, in accordance with FIN 46R. The Trust consolidates VIEs of which the Trust is deemed to be the primary beneficiary or non-VIEs which the Trust controls. The primary beneficiary of a VIE is the variable interest holder that absorbs the majority of the variability in the expected losses or the residual returns of the VIE. When determining the primary beneficiary of a VIE, the Trust considers its aggregate explicit and implicit variable interests as a single variable interest. The Trust’s aggregate explicit and implicit interest in a VIE includes variable interests that related parties hold in the same VIE. Related parties include those parties identified in FASB Statement No. 57 (“SFAS No. 57”), “Related Party Disclosures”, and certain other parties that are acting as de facto agents or de facto principals of the variable interest holder. In the event that the aggregate variable interest held by the Trust’s related party group would, if held by a single party, identify that party as the primary beneficiary, then the party, within the related party group, that is most closely associated with the VIE is the primary beneficiary of the VIE. If the Trust’s single or aggregate variable interest absorbs the majority of the variability in the expected losses or the residual returns of the VIE, the Trust is considered the primary beneficiary of the VIE. The Trust consolidates CDO entities that are VIE entities when the Trust is determined to be the primary beneficiary. The Trust reconsiders its determination of whether an entity is a VIE and whether the Trust is the primary beneficiary of such VIE if certain events occur. In the case of non-VIEs or VIEs where the Trust is not deemed to be the primary beneficiary and the Trust does not control the entity, but has the ability to exercise significant influence over the entity, the Trust accounts for its investment under the equity method.

During the three months ended June 30, 2006, the Trust and Sunset Financial Resources, Inc. (“Sunset Financial”) (see further discussion in Note 13 relating to Sunset Financial) separately purchased investments in the preference shares of the “Emporia Preferred Funding II, Ltd.” CDO securitization. The Trust determined that Sunset Financial is within its related party group and, therefore, the aggregate interest held by both the Trust and Sunset Financial were considered for purposes of determining the primary beneficiary of the VIE. The Trust determined that it is the primary beneficiary of the VIE as the aggregate implicit interest of the related party group absorbs the majority of the variability in the expected losses and residual returns of the VIE and the Trust is considered most closely associated with the VIE. The Trust has consolidated Emporia Preferred Funding II, Ltd. within its consolidated financial statements as of and for the period ended June 30, 2006 and the portion of the entity not owned by the Trust is presented as a minority interest as of and for the period ended June 30, 2006.

The Trust has determined that certain special purpose trusts formed by third party issuers of TruPS to issue such securities are VIEs (“Trust VIEs”) and that the holder of the majority of the TruPS issued by the Trust VIEs would be the primary beneficiary of the special purpose trust. In most instances, the Trust is the primary beneficiary of the Trust VIEs because it holds, either explicitly or implicitly, the majority of the TruPS issued by the Trust VIEs. Certain TruPS issued by Trust VIEs are initially financed directly by CDOs or through the

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

Trust’s warehouse facilities. Under the warehouse agreements, the Trust deposits cash collateral with an investment bank and bears the first dollar risk of loss, up to the Trust’s collateral deposit, if an investment held under the warehouse facility is liquidated at a loss. This arrangement causes the Trust to hold an implicit interest in the Trust VIEs that issued TruPS held by warehouse providers. The primary assets of the Trust VIEs are subordinated debentures issued by third party sponsors of the Trust VIEs in exchange for the TruPS proceeds and the common equity securities of the Trust VIE. These subordinated debentures have terms that mirror the TruPS issued by the Trust VIEs. Upon consolidation of the Trust VIEs, these subordinated debentures, which are assets of the Trust VIE, are included in the Trust’s financial statements and the related TruPS are eliminated. Pursuant to Emerging Issues Task Force Issue No. 85-1: “Classifying Notes Received for Capital Stock,” subordinated debentures issued to Trust VIEs as payment for common equity securities issued by Trust VIEs to third party sponsors are recorded net of the common equity securities issued.

c. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

d. Cash and Cash Equivalents

Cash and cash equivalents include cash held in banks and highly liquid investments with maturities of three months or less when purchased.

e. Restricted Cash

Restricted cash represents amounts held on deposit by investment banks as collateral for derivative contracts, cash held by trustees that is generated from earnings on collateral at certain of the Trust’s warehouse facilities, and proceeds from the issuance of CDO notes payable by CDO securitizations that are restricted for the purpose of funding additional investments in securities subsequent to the balance sheet date. As of June 30, 2006, the Trust had $62,586 of restricted cash held by CDO securitization entities that are consolidated by the Trust.

f. Investments

The Trust invests primarily in debt securities, residential mortgage portfolios, leveraged loans and may invest in other types of real estate-related assets. The Trust accounts for its investments in debt securities under Statement of Financial Accounting Standards No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” as amended and interpreted (“SFAS No. 115”), and designates each investment as a trading security, an available-for-sale security, or a held-to-maturity security based on management’s intent at the time of acquisition. Under SFAS No. 115, trading securities are recorded at their fair value each reporting period with fluctuations in fair value reported as a component of earnings. Available-for-sale securities are recorded at fair value with changes in fair value reported as a component of other comprehensive income (loss). Fair value of investments is based primarily on quoted market prices from independent pricing sources when available for actively traded securities or discounted cash flow analyses developed by management using current interest rates and other market data for securities without an active market. Management’s estimate of fair value is subject to a high degree of variability based upon market conditions and management assumptions. Upon the sale of an

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

available-for-sale security, the realized gain or loss is computed on a specific identification basis and will be recorded as a component of earnings in the respective period. Held-to-maturity investments are carried at amortized cost at each reporting period.

The Trust accounts for its investments in subordinated debentures owned by Trust VIEs that the Trust consolidates as available-for-sale securities. These Trust VIEs have no ability to sell, pledge, transfer or otherwise encumber the trust or the assets of the trust until such subordinated debenture’s maturity. The Trust accounts for investments in securities where the transfer meets certain criteria under Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SFAS No. 140”) as a financing at amortized cost. The Trust’s investments in security-related receivables represent interests in securities that were transferred to CDO securitization entities by transferors that maintained some level of continuing involvement.

The Trust exercises its judgment to determine whether an investment security has sustained an other-than-temporary decline in value. If the Trust determines that an investment security has sustained an other-than-temporary decline in its value, the investment security is written down to its fair value, by a charge to earnings, and the Trust establishes a new cost basis for the investment. If a security that is available for sale sustains an other-than-temporary impairment, the identified impairment is reclassified from accumulated other comprehensive income (loss) to earnings, thereby establishing a new cost basis. The Trust’s evaluation of an other-than-temporary decline is dependent on specific facts and circumstances relating to the particular investment. Factors that the Trust considers in determining whether an other-than-temporary decline in value has occurred include, but are not limited to: the estimated fair value of the investment in relation to its cost basis; the length of time the security has had a decline in estimated fair value below its amortized cost; the financial condition of the related entity; and the intent and ability of the Trust to hold the investment for a sufficient period of time to allow for recovery in the fair value of the investment.

The Trust accounts for its investments in residential mortgages and leveraged loans at amortized cost. The carrying value of these investments is adjusted for origination discounts/premiums, nonrefundable fees and direct costs for originating loans which are amortized into income on a level yield basis over the terms of the loans.

The Trust maintains an allowance for residential mortgage and leveraged loan losses based on management’s evaluation of known losses and inherent risks in the portfolios, for example, historical and industry loss experience, economic conditions and trends, estimated fair values, the quality of collateral and other relevant quantitative and qualitative factors.

g. Transfers of Financial Assets

The Trust accounts for transfers of financial assets under SFAS No. 140 as either sales or financings. Transfers of financial assets that result in sale accounting are those in which (1) the transfer legally isolates the transferred assets from the transferor, (2) the transferee has the right to pledge or exchange the transferred assets and no condition both constrains the transferee’s right to pledge or exchange the assets and provides more than a trivial benefit to the transferor, and (3) the transferor does not maintain effective control over the transferred assets. If the transfer does not meet these criteria, the transfer is accounted for as a financing. Financial assets that are sold are removed from the Trust’s accounts with any realized gain (loss) reflected in earnings during the period of sale. Financial assets that are treated as financings are maintained on the balance sheet with proceeds received from the legal transfer reflected as secured borrowings and no gain or loss recognized.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

h. Deferred Costs

The Trust records its deferred costs incurred in placing CDO notes payable and other debt instruments in accordance with Statement of Financial Accounting Standards No. 91, “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases” (“SFAS No. 91”), and amortizes these costs over the life of the related debt using the effective interest method.

i. Revenue Recognition

Net investment income—the Trust recognizes interest income from investments in debt and other securities and residential mortgages and leveraged loans over the estimated life of the underlying financial instruments on a yield to maturity basis. In accordance with Emerging Issues Task Force Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets,” the Trust recognizes interest income from purchased interests in certain financial assets on an estimated effective yield to maturity basis. Management estimates the current yield on the amortized cost of the investment based on estimated cash flows after considering prepayment and credit loss experience. The adjusted yield is then applied prospectively to recognize interest income for the next quarterly period. The carrying value is assessed for impairment on a recurring basis, and management will record an impairment write-down if the investment is deemed to be other than temporarily impaired.

Also included in investment income is the change in fair value of free-standing derivatives as described in Note 6.

j. Derivative Instruments

The Trust uses derivative financial instruments to attempt to hedge all or a portion of the interest rate risk associated with its borrowings. Certain of the techniques used to hedge exposure to interest rate fluctuations may also be used to protect against declines in the market value of assets that result from general trends in debt markets. The principal objective of such agreements is to minimize the risks and/or costs associated with the Trust’s operating and financial structure as well as to hedge specific anticipated transactions.

In accordance with Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended and interpreted (“SFAS No. 133”), the Trust measures each derivative instrument (including certain derivative instruments embedded in other contracts) at fair value and records such amounts in its consolidated balance sheet as either an asset or liability. For derivatives designated as fair value hedges, the changes in fair value of both the derivative instrument and the hedged item are recorded in earnings. For derivatives not designated as hedges, the changes in fair value are recorded in earnings. For derivatives designated as cash flow hedges, the effective portions of changes in the fair value of the derivative are reported in other comprehensive income (loss). Changes in the ineffective portions of cash flow hedges are recognized in earnings.

k. Accounting for Off-Balance Sheet Arrangements

The Trust may maintain certain warehouse financing arrangements with various investment banks that are accounted for as off-balance sheet arrangements. Prior to the completion of a CDO securitization that is collateralized by TruPS, warehouse providers acquire investments in accordance with the terms of the warehouse facilities. The Trust receives the difference between the interest earned on the investments under the warehouse

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

facilities and the interest charged by the warehouse providers from the dates on which the respective investments were acquired. Under the warehouse agreements, the Trust is required to deposit cash collateral with the warehouse provider and as a result, the Trust bears the first dollar risk of loss, up to the warehouse deposit, if (i) an investment funded through the warehouse facility becomes impaired or (ii) a CDO is not completed by the end of the warehouse period, and in either case, the warehouse provider is required to liquidate the securities at a loss. These off-balance sheet arrangements are not consolidated because our risk of loss is generally limited to the cash held as collateral by the warehouse providers. However, since the Trust holds an implicit variable interest in many entities funded under its warehouse facilities, the Trust often does consolidate the Trust VIEs while the TruPS they issue are held on the warehouse facilities. The Trust records the cash collateral as warehouse deposits in its financial statements. The net difference earned from these warehouse facilities is considered a free-standing derivative and is recorded at fair value in the financial statements. Changes in fair value are reflected in earnings in the respective period.

l. Manager Compensation

The Trust’s Management Agreement provides for the payment of a base management fee to the Manager, as well as an incentive fee if the Trust’s results of operations exceed certain benchmarks. See Note 11 for further discussion of the specific terms of the computation and payment of the incentive fee. The base management fee and the incentive fee are accrued and expensed during the period incurred.

m. Income Taxes

The Trust intends to elect and qualify to be taxed as a REIT for its taxable year ending at the time of the merger and to comply with the related provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Accordingly, the Trust generally will not be subject to U.S. federal income tax to the extent of its distributions to shareholders and as long as certain asset, income, distribution and share ownership tests are met. If the Trust were to fail to meet these requirements, it would be subject to U.S. federal income tax, which could have a material adverse impact on its results of operations and amounts available for distributions to its shareholders.

The Trust maintains a domestic taxable REIT subsidiary (“TRS”), which is subject to U.S. federal, state and local income taxes. Current and deferred taxes are provided for on the portion of earnings recognized by the Trust with respect to its interest in domestic taxable REIT subsidiaries. Deferred income tax assets and liabilities are computed based on temporary differences between the GAAP consolidated financial statements and the federal and state income tax basis of assets and liabilities as of the consolidated balance sheet date. The Trust’s consolidated effective tax rate was 2.01% and 2.86%, respectively, for the three months ended June 30, 2006 and for the period from January 31, 2006 through June 30, 2006. The difference between these rates and the effective tax rate for the domestic TRS is attributable to income generated by qualified REIT subsidiaries and certain foreign TRS entities which are not subject to federal or local income tax.

Certain TRS entities are domiciled in the Cayman Islands and, accordingly, taxable income generated by these entities may not subject to local income taxation, but generally will be included in the Trust’s income on a current basis, whether or not distributed. Upon distribution of any previously included income to the Trust, no incremental U.S. federal, state, or local income taxes would be payable by the Trust. Accordingly, no provision for income taxes for the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006 has been recorded for these foreign TRS entities.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

n. Share-Based Payment

The Trust accounts for share-based compensation issued to its Directors, officers, and to its Manager using the fair value based methodology prescribed by SFAS No. 123(R), “Share-Based Payment” (“SFAS No. 123(R)”) and EITF Issue No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” (“EITF No. 96-18”). Compensation cost related to restricted common stock issued to the Trust’s Directors is measured at its estimated fair value at the grant date, and is amortized and expensed over the vesting period on a straight-line basis. Compensation cost related to restricted common stock issued to the Manager is initially measured at estimated fair value at the grant date, and is re-measured on subsequent dates to the extent the awards are unvested, and is amortized and expensed over the vesting period on a straight-line basis.

NOTE 3: INVESTMENTS IN SECURITIES

The following table summarizes the Trust’s investments in available-for-sale debt securities, as of June 30, 2006:

Investment Description	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Weighted Average Coupon	Years to Maturity
TruPS and subordinated debentures	$1,297,458	$61	$(13,860)	$1,283,659	7.2%	29.6
MBS	994,771	1,998	(5,719)	991,050	5.7%	5.8

Total available-for-sale debt securities	$2,292,229	$2,059	$(19,579)	$2,274,709	6.6%

TruPS included above as available-for-sale debt securities includes (a) investments in TruPS issued by Trust VIEs of which the Trust is not the primary beneficiary and which the Trust does not consolidate and (b) transfer of investments in TruPS securities to the Trust that were accounted for as a sale pursuant to SFAS No. 140. Subordinated debentures included above represents the primary assets of Trust VIEs that the Trust consolidates pursuant to FIN 46R.

The following table summarizes the Trust’s investments in security-related receivables, as of June 30, 2006:

Investment Description	Amortized Cost	Weighted Average Coupon	Years to Maturity	Estimated Fair Value
Total TruPS and subordinated debenture receivables	$320,975	7.7%	28.9	$318,966

The Trust’s investments in security-related receivables represent securities owned by CDO entities that are collateralized by TruPS and subordinated debentures that are accounted for by the Trust as financings under SFAS No. 140.

The unrealized losses on the Trust’s securities are the result of market interest rate factors rather than credit impairment, and the Trust believes that the carrying values are fully realizable over the securities’ expected holding period. In addition, the Trust has the ability and the intent to hold the securities for a period of time sufficient for a recovery in the estimated fair value. Therefore, management does not believe any of the securities held are other-than-temporarily impaired as of June 30, 2006.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

Some of the Trust’s investments in TruPS and subordinated debentures collateralize debt issued through CDO entities or consolidated Trust VIE’s. The Trust’s CDO entities are static pools and prohibit the sale of such securities until the mandatory auction call period, typically 10 years from the CDO entity’s inception. At the mandatory auction call date, remaining securities will be offered in the general market and the proceeds from a successful sale of such securities will be used to repay outstanding indebtedness and liquidate the CDO entity. The assets of the Trust’s consolidated CDOs collateralize the debt of such entities and are not available to the Trust’s creditors. As of June 30, 2006, CDO notes payable were collateralized by $1,511,942 of principal amount of TruPS. As of June 30, 2006, trust preferred obligations were collateralized by $110,750 of principal amount of subordinated debenture receivables. Some of these investments were eliminated upon the consolidation of various Trust VIEs that the Trust consolidates and the corresponding subordinated debentures of the Trust VIEs are included as assets in the Trust’s consolidated balance sheet. In addition, $992,975 of the carrying value of the Trust’s MBS portfolio is pledged as collateral for CDO notes payable.

NOTE 4: INVESTMENTS IN RESIDENTIAL MORTGAGES AND LEVERAGED LOANS

The Trust’s investments in residential mortgages and leveraged loans are accounted for at amortized cost. The following tables summarize the Trust’s investments in residential mortgages and leveraged loans as of June 30, 2006:

	Unpaid Principal Balance	Unamortized (Discount)	Carrying Amount	Number of Loans	Average Interest Rate	Average Contractual Maturity Date
5/1 Adjustable rate residential mortgages	$206,292	$(1,431)	$204,861	598	5.6%	Sept. 2035
7/1 Adjustable rate residential mortgages	1,114	—	1,114	2	5.6%	Oct. 2035
Leveraged loans	186,519	—	186,519	78	9.1%	Jan. 2012

Total	$393,925	$(1,431)	$392,494	678	7.3%

The estimated fair value of the Trust’s residential mortgage loans and leveraged loans was $391,364 as of June 30, 2006.

The Trust maintains an allowance for loan losses on residential mortgage loans and leveraged loans. Specific allowances for loan losses are established for impaired loans based on a comparison of the recorded carrying value of the loan to either the present value of the loan’s expected cash flow, the loan’s estimated market price or the estimated fair value of the underlying collateral. The allowance is increased by charges to operations and decreased by charge-offs (net of recoveries). Management’s periodic evaluation of the adequacy of the allowance is based upon known and inherent risks in the portfolio, historical trends in adjustable rate residential mortgages, the estimated value of underlying collateral, and current and expected future economic conditions. As of June 30, 2006, the Trust maintained an allowance for loan losses of $51.

As of June 30, 2006, there were no loans 60 days or more delinquent.

During the three month period ended June 30, 2006, the Trust sold approximately $86,683 of 7/1 adjustable rate residential mortgages at a realized loss of $855. In connection with the sale of the assets, the Trust terminated an interest rate swap contract and recorded a realized gain of $875 in earnings.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

As of June 30, 2006, all of the carrying value of the Trust’s residential mortgages was pledged as collateral under repurchase agreements. In addition, all of the carrying value of the Trust’s leveraged loan portfolio is pledged as collateral for CDO notes payable.

As of June 30, 2006, 49.8% of the carrying value of the Trust’s investment in residential mortgages was concentrated in residential mortgages collateralized by property in California.

NOTE 5: INDEBTEDNESS

The following table summarizes the Trust’s indebtedness as of June 30, 2006:

Description	Carrying Amount	Interest Rate Terms	Current Weighted- Average Interest Rate	Contractual Maturity
Repurchase agreements	$194,225	5.8%	5.4%	July 2006
Trust preferred obligations	110,750	Various	7.9%	February 2036
CDO notes payable(1)	2,622,950	5.6% to 10.4%	5.9%	April 2039

Total borrowings	$2,927,925

(1)	Excludes CDO notes payable purchased by the Trust which are eliminated in consolidation.

(a)	Repurchase agreements

During the period from February 28, 2006 through June 30, 2006, the Trust financed investments in residential mortgages with repurchase agreements that had $194,255 in borrowings outstanding as of June 30, 2006. The repurchase agreements relating to the Trust’s investment in residential mortgages require that the Trust ratably reduce its borrowings outstanding under the repurchase agreements as these investments incur prepayments or change in fair value. Borrowings under repurchase agreements during the aforementioned period bore interest at a weighted average fixed rate of 5.4%.

(b)	Trust preferred obligations

Trust preferred obligations finance subordinated debentures acquired by Trust VIEs that are consolidated by the Trust for the portion of the total TruPS that are owned by entities outside of the consolidated group. These trust preferred obligations bear interest at either variable or fixed rates until maturity, generally 30 years from the date of issuance. The Trust VIE has the ability to prepay the trust preferred obligation at any time, without prepayment penalty, after five years. The Trust does not control the timing or ultimate payment of the trust preferred obligations.

(c)	CDO notes payable

CDO notes payable represent notes payable issued by CDO entities used to finance the acquisition of TruPS, MBS, and leveraged loans. Generally, CDO notes payable are comprised of various classes of notes payable, with each class bearing interest at variable or fixed rates.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

TruPS CDO notes payable

On March 15, 2006, the Trust closed “Alesco Preferred Funding X, Ltd.”, a CDO securitization that provides up to 30-year financing for banks or bank holding companies and insurance companies. Alesco Preferred Funding X, Ltd. received commitments for $909,050 of CDO notes, all of which were issued to investors as of June 30, 2006. Alesco Preferred Funding X, Ltd. also issued $60,400 of preference shares upon closing. The Trust retained $34,530 of common and preference shares of Alesco Preferred Funding X, Ltd., excluding discounts.

The notes payable issued by Alesco Preferred Funding X, Ltd. consist of 9 classes of notes bearing interest at spreads over 90-day LIBOR ranging from 34 to 285 basis points or at fixed rates ranging from 5.6% to 7.9%. Some of the fixed-rate notes bear interest at a fixed rate for an initial period (ranging from 3 to 10 years) and a floating rate for the remaining period based on 90-day LIBOR plus a spread ranging from 50 to 285 basis points.

On June 29, 2006, the Trust closed “Alesco Preferred Funding XI, Ltd.”, a CDO securitization that provides up to 30-year financing for banks or bank holding companies and insurance companies. Alesco Preferred Funding XI, Ltd. received commitments for $637,000 of CDO notes, of which $565,700 were issued to investors as of June 30, 2006. Alesco Preferred Funding X, Ltd. also issued $44,000 of preference shares upon closing. The Trust retained $24,200 of common and preference shares of Alesco Preferred Funding XI, Ltd., excluding discounts.

The notes payable issued by Alesco Preferred Funding XI, Ltd. consist of 8 classes of notes bearing interest at spreads over 90-day LIBOR ranging from 33 to 280 basis points or at fixed rates ranging from 6.9% to 7.0%. One class of the fixed-rate notes bear interest at a fixed rate for an initial period of 5 years and a floating rate for the remaining period based on 90-day LIBOR plus 120 basis points.

MBS CDO notes payable

On June 30, 2006, the Trust closed “Kleros Real Estate CDO I, Ltd.”, a CDO securitization that provides financing for investments in MBS. Kleros Real Estate CDO I, Ltd. received commitments for $994,700 of CDO notes, all of which were issued to investors as of June 30, 2006. Kleros Real Estate CDO I, Ltd. also issued $4,000 of preference shares upon closing. The Trust retained one-hundred percent of the common and preference shares of Kleros Real Estate CDO I, Ltd. and $26,000 of the Class D CDO notes. The proceeds of this CDO securitization were used to pay in full the $1,000,000 MBS credit agreement that the Trust previously entered into with an investment bank. The MBS credit agreement was terminated as of June 30, 2006.

The notes payable issued by Kleros Real Estate CDO I, Ltd. consist of 5 classes of notes bearing interest at spreads over 1-month LIBOR ranging from 22 to 60 basis points.

Leveraged loans CDO notes payable

On June 21, 2006, the Trust closed “Emporia Preferred Funding II, Ltd.”, a CDO securitization that provides financing for investments in leverage loans. Emporia Preferred Funding II, Ltd. received commitments for $329,500 of CDO notes, of which $179,500 were issued to investors as of June 30, 2006. Emporia Preferred Funding II, Ltd. also issued $36,400 of preference shares upon closing. The Trust retained $4,810 of common and preference shares of Emporia Preferred Funding II, Ltd., excluding discounts. The proceeds of this CDO securitization were used to pay in full the $250,000 repurchase agreement that the Trust previously entered into with an investment bank. The repurchase agreement was terminated as of June 30, 2006.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

The notes payable issued by Emporia Preferred Funding II, Ltd. consist of 7 classes of notes bearing interest at spreads over 90-day LIBOR ranging from 28 to 500 basis points.

NOTE 6: DERIVATIVE FINANCIAL INSTRUMENTS

The Trust may use derivative financial instruments to hedge all or a portion of the interest rate risk associated with its borrowings. The principal objective of such arrangements is to minimize the risks and/or costs associated with the Trust’s operating and financial structure as well as to hedge specific anticipated transactions. The counterparties to these contractual arrangements are major financial institutions with which the Trust and its affiliates may also have other financial relationships. In the event of nonperformance by the counterparties, the Trust is potentially exposed to credit loss. However, because of the high credit ratings of the counterparties, the Trust does not anticipate that any of the counterparties will fail to meet their obligations.

Cash Flow Hedges

During the period from January 31 through June 30, 2006, the Trust entered into various interest rate swap contracts to hedge interest rate exposure relating to CDO notes payable and repurchase agreements relating to investments in residential mortgages.

Generally, the Trust designates interest rate swap contracts as hedges at inception and determines at each reporting period whether or not the interest rate hedge agreement is highly effective in offsetting interest rate fluctuations associated with the identified indebtedness. Certain of the Trust’s interest rate swap contracts were not designated as interest rate hedges at inception, therefore the change in fair value during the period in which the interest rate swap contracts are not designated as hedges is recorded as an unrealized gain on derivative contracts in the statement of income.

The interest rate swap agreements are summarized as of June 30, 2006 and for the period from January 31, 2006 through June 30, 2006 as follows:

Instrument	Hedged Item	Aggregate Notional	Strike	Maturity	Fair Value as of June 30, 2006	Amounts Reclassified to Earnings for Effective Hedges— Gains (Losses)	Amounts Reclassified to Earnings for Hedge Ineffectiveness & Non-Hedged Derivative— Gains (Losses)
Interest rate swaps	CDO notes payable	$311,850	5.2% to 5.8%	June 2011 to Mar. 2016	$3,123	$—	$2,330
Interest rate swaps	CDO notes payable	$49,000	5.4% to 6.5%	June 2011 to Sept. 2011	$(1,191)	$—	$(4)
Interest rate swaps	CDO notes payable	$244,550	4.0% to 5.6%	Aug. 2006 to July 2018	$3,028	$—	$221
Interest rate swap	Repurchase agreement	$182,317	5.0%	Dec. 2010	$2,148	$875	$—

Total Portfolio		$787,717			$7,108	$875	$2,547

Amounts reclassified to earnings associated with cash flow hedges are reported in investment interest expense. The fair value of cash flow hedges are reported in other assets and other liabilities.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

Free-Standing Derivatives

The Trust maintains arrangements with investment banks regarding TruPS-related CDO securitizations and warehouse facilities. Prior to the completion of a TruPS-related CDO securitization, investments are acquired by the warehouse providers in accordance with the warehouse facilities. Pursuant to the terms of the warehouse agreements, the Trust receives the difference between the interest earned on the investments under the warehouse facilities and the interest charged by the warehouse facilities from the dates on which the respective securities are acquired. Under the warehouse agreements, the Trust is required to deposit cash collateral with the warehouse provider and as a result, the Trust bears the first dollar risk of loss, up to the Trust’s warehouse deposit, if (i) an investment funded through the warehouse facility becomes impaired or (ii) a CDO is not completed by the end of the warehouse period, and in either case, if the warehouse facility is required to liquidate the securities at a loss. Upon the completion of a TruPS-related CDO securitization, the cash collateral held by the warehouse provider is returned to the Trust. The terms of the warehouse facilities are generally nine months. These arrangements are deemed to be derivative financial instruments and are recorded by the Trust at fair value each accounting period with the change in fair value recorded in earnings. These arrangements represent the Trust’s only off-balance sheet arrangements. During the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006, the changes in the fair value of the Trust’s warehouse financing arrangement was $711 and $1,996, respectively, and was recorded as a component of net investment income in the accompanying consolidated statement of income. The financing cost of the warehouse facility was based on one-month LIBOR plus 50 basis points. As of June 30, 2006, the Trust did not have any warehouse agreements outstanding with investment banks.

As described in Note 5, the Trust terminated its MBS credit agreement during the three months ended June 30, 2006. The MBS credit agreement included certain provisions that allowed the lender, a third party investment bank, to enter into interest rate swap contracts with respect to fixed-rate securities that were pledged as collateral to the MBS credit agreement. Upon the termination of the MBS credit agreement the Trust received $6,825 of termination proceeds based upon the position of the interest rate swap contracts on the termination date. The Trust has determined that the interest rate swap contracts entered into by the lender of the MBS credit agreement result in an embedded derivative within the Trust’s consolidated financial statements. In accordance with SFAS No. 133, the MBS credit agreement is the host contract and the derivative embedded within the host contract has been bifurcated and accounted for separately as a freestanding derivative. The embedded derivative is recorded by the Trust at fair value each accounting period with the change in fair value recorded in earnings. During the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006, the change in fair value of the embedded derivative was $4,041 and $6,825, respectively. The Trust recorded the $6,825 as a realized gain on derivative contracts within the statement of income. As a result of the termination of the MBS credit agreement, the Trust received cash proceeds equal to the fair value of the embedded derivative on the termination date and the host contract was terminated as of June 30, 2006.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

NOTE 7: MINORITY INTEREST

Minority interest represents the interests of third-party investors in the Trust’s consolidated CDO entity. The following summarizes the Trust’s minority interest activity for the period from January 31, 2006 to June 30, 2006:

Beginning Balance	$—
Contributions	77,260
Income and OCI Allocation—from CDO entities	(3,422)
Distributions	(891)

Ending Balance	$72,947

Minority interest holders are allocated their respective portion of the earnings of the CDO. The CDO entity makes quarterly distributions to the holders of the CDO notes payable and preferred shares. The distributions to preferred shareholders are determined at each payment date, after the necessary cash reserve accounts are established and after the payment of expenses and interest on the CDO notes payable.

NOTE 8: STOCK-BASED COMPENSATION

The Trust has adopted an equity incentive plan (the “2006 Equity Incentive Plan”) that provides for the grant of stock options, restricted common shares, stock appreciation rights, and other share-based awards. Share-based awards may be granted to the Manager, Cohen Bros., trustees, officers and any key employees of the Manager or Cohen Bros. and to any other individual or entity performing services for the Trustee. The 2006 Equity Incentive Plan is administered by the compensation committee of the Trust’s board of trustees.

During the period from January 31, 2006 through June 30, 2006, the Trust granted 333,227 restricted common shares to various employees of the Manager and Cohen Bros. and trustees of the Trust. As of June 30, 2006, 30,000 restricted common shares have been issued to the trustees, 265,324 have been issued to officers of the Trust, and 37,903 have been issued to key employees of the Manager and Cohen Bros. One-third of the restricted common share awards will vest on the first anniversary of the awards and the remainder will vest quarterly on a pro-rata basis as of the end of each quarter during the following two-year vesting period of the award, assuming the recipient is continuing in service to the Trust at such date. The shares of restricted common stock granted to the trustees were valued using the fair market value at the time of grant, which was $10.00 per share. The Trust is amortizing such amounts as compensation expense over the vesting period. Pursuant to EITF 96-18, the Trust is required to value any unvested shares of restricted common stock granted to the Manager at the current market price. The Trust valued the unvested shares of restricted common stock at $11 per share as of June 30, 2006.

The Trust is amortizing such amounts as related party management compensation over the vesting period. During the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006, the Trust recorded amortization expense of $312 and $519, respectively. Amortization expense relating to previously granted awards to trustees during the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006 was $26 and $43, respectively. Amortization expense relating to previously granted awards to officers and key employees of the Manager and Cohen Brothers during the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006 was $286 and $476, respectively. Through June 30, 2006, none of these restricted shares have vested. The total cost related to these awards not yet recognized is $3,116 as of June 30, 2006.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

NOTE 9: EARNINGS PER SHARE

The following table presents a reconciliation of basic and diluted earnings per share for the three month period ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006:

	For the three month period ended June 30, 2006	For the period from January 31, 2006 through June 30, 2006
Net income	$9,823	$15,170

Weighted-average common shares outstanding—Basic	11,107,670	11,087,897
Unvested restricted common shares under the treasury stock method	35,242	25,800

Weighted-average shares outstanding—Diluted	11,142,912	11,113,697

Earnings per share—Basic	$0.88	$1.37
Earnings per share—Diluted	$0.88	$1.36

The Trust includes restricted common shares issued and outstanding in its earnings per share computation as follows: vested restricted common shares are included in basic weighted-average common shares and unvested restricted common shares are included in the diluted weighted-average shares under the treasury stock method.

NOTE 10: ACCUMULATED OTHER COMPREHENSIVE LOSS

The Trust’s accumulated other comprehensive loss account is comprised of changes in the fair value of cash flow hedges that qualify for hedge accounting under SFAS No. 133 and the change in fair value of available for sale securities. These amounts are net of amounts reclassified to earnings during the period, if any, and amounts allocated to minority interest holders. The following is a tabular presentation of the Trust’s accumulated other comprehensive loss as of and for the period from January 31, 2006 through June 30, 2006:

	Cash Flow Hedges	Available-for-sale securities	Total
Beginning balance	$—	$—	$—
Change in fair value during the period	3,708	(17,520)	(13,812)
Amounts reclassified to earnings during the period	(875)	—	(875)
Amounts allocated to minority interest during the period	(1,180)	6,995	5,815

Total	$1,653	$(10,525)	$(8,872)

The above items relate to activities of nontaxable consolidated entities.

NOTE 11: MANAGEMENT AGREEMENT AND RELATED PARTY TRANSACTIONS

The Manager handles the Trust’s day-to-day operations and administers the Trust’s business activities through the resources of Cohen Bros. The Management Agreement was executed on January 31, 2006. The initial term expires on December 31, 2008 and shall be automatically renewed for a one-year term on each anniversary date thereafter unless two-thirds of the independent trustees or the holders of at least a majority of the outstanding common shares vote not to automatically renew.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

The Management Agreement provides, among other things, that in exchange for managing the day-today operations and administering the business activities of the Trust, the Manager is entitled to receive from the Trust certain fees and reimbursements, consisting of a base management fee, an incentive fee based on certain performance criteria, certain operating expenses as defined in the Management Agreement, and a termination fee if the Trust decides to terminate the Management Agreement without cause or if the Manager terminates the Management Agreement due to the Trust’s default. The base management fee and the incentive fee otherwise payable by the Trust to the Manager pursuant to the Management Agreement is reduced by the Trust’s proportionate share of the amount of any CDO and CLO collateral management fees that are paid to Cohen Bros. and its affiliates in connection with the CDOs and CLOs in which the Trust invests, based on the percentage of equity it holds in such CDOs and CLOs.

The Management Agreement contains certain provisions requiring the Trust to indemnify the Manager and its affiliates, including Cohen Bros., with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts or omissions of our Manager made in good faith in the performance of its duties under the Management Agreement and not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of duties under the Management Agreement. The Trust has evaluated the impact of these guarantees on its consolidated financial statements and determined that they are immaterial.

During the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006, the Trust incurred $401 and $664 in base management fees, respectively. Additionally, during the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006, the Trust incurred $105 in incentive fees, net of a $320 collateral management fee credit and $195 in incentive fees, net of a $374 collateral management fee credit, respectively. The Trust assumed certain warehouse arrangements from Cohen Brothers. There was no consideration paid by the Trust to Cohen Brothers for these arrangements. The Trust recognized share-based compensation expense related to restricted common shares granted to the officers of the Trust and key employees of the Manager and Cohen Bros. of $286 and $476 during the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006, respectively (see Note 8). In addition, during the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006 the Trust incurred collateral management fees of $586 and $681 that are payable to Cohen Bros., respectively.

Base management fees and incentive fees incurred, share-based compensation expense relating to restricted common shares granted to the Manager, and collateral management fees paid to Cohen Bros. are included in related party management compensation on the consolidated statement of income. Expenses incurred by the Manager and reimbursed by the Trust are reflected in the respective consolidated statement of income non-investment expense category based on the nature of the expense.

The Trust’s Chairman of the Board and other officers serve as executive officers of Cohen Bros., of which Cohen Brothers Management, LLC is an affiliate. The following describes the Trust’s business transactions with these related parties:

a).

Cohen Brothers Management, LLC (Manager)—The Manager handles the Trust’s day-to-day operations and administers the Trust’s business activities through the resources of Cohen Bros. The Management Agreement provides, among other things, that in exchange for managing the day-to-day operations and administering the business activities of the Trust, the Manager is entitled to receive from the Trust certain fees and reimbursements, consisting of a base management fee, an incentive fee based on certain performance criteria, certain operating expenses as defined in the Management

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

Agreement, and a termination fee if the Trust decides to terminate the Management Agreement without cause or if the Manager terminates the Management Agreement due to the Trust’s default.

During the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006, the Trust incurred $401 and $664 in base management fees, respectively. Additionally, during the three months ended June 30, 2006 and the period from January 31, 2006 through June 30, 2006, the Trust incurred $105 in incentive fees, net of a $320 collateral management fee credit and $195 in incentive fees, net of a $374 collateral management fee credit, respectively. The Trust reimburses the Manager for expenses incurred on the Trust’s behalf.

b).	Cohen Bros.—During the three months ended June 30, 2006, Cohen Bros. provided origination, structuring and placement services for investments funded by the Trust’s warehouse facilities or CDOs and provided collateral management services for the Trust’s CDO investments. For these services, Cohen Bros. received approximately $14,884 and $586 in fees, respectively. In addition, Cohen Bros. has received $2,649 as reimbursement for origination expenses paid to third parties. During the period from January 31, 2006 through June 30, 2006, Cohen Bros. received approximately $22,527 and $681 in fees, respectively. In addition, during the period from January 31, 2006 through June 30, 2006, Cohen Bros. received $7,149 as reimbursement for origination expenses paid to third parties.

NOTE 12: COMMITMENTS AND CONTINGENCIES AND OTHER MATTERS

Loan Commitments

In connection with the leveraged loan portfolio, the Trust commits to purchase interests in debt obligations of corporations, partnerships and other entities in the form of participations in leveraged loans, which obligate the Trust to acquire a predetermined interest in such leveraged loans at a specified price on a to-be determined settlement date. As of June 30, 2006, the Trust had committed to participate in approximately $8,000 of leveraged loans.

Contingencies

From time to time, the Trust may be involved in litigation of various matters. To date, the Trust has not been involved in or informed of any pending or threatened litigation.

NOTE 13: SUBSEQUENT EVENTS

On April 27, 2006, the Trust entered into an agreement and plan of merger with Sunset Financial Resources, Inc. (“Sunset Financial”), a public company REIT trading on the NYSE. Under terms of the agreement, the Trust will receive 1.26 shares of Sunset Financial common stock for each share of the Trust. The combined company will continue to trade on the NYSE and will operate under the name Alesco Financial Inc. The merged company will pursue the Trust’s investment strategy focused on TruPS, residential mortgage loans, leveraged loans, and MBS.

Concurrent with the merger announcement, Sunset Financial entered into an interim management agreement with Cohen Brothers Management LLC, effective immediately, which allowed Sunset Financial to begin to transition their existing assets into assets consistent with the investment strategy of the combined company.

Alesco Financial Trust

Notes to Consolidated Financial Statements—(Continued)

As of June 30, 2006

(Dollars in thousands, except share and per share amounts)

(Unaudited)

On July 20, 2006, the Trust entered into a revised merger agreement to include the addition of a special merger dividend of $0.50 per share to Sunset Financial stockholders. The special merger dividend will be payable to all the Sunset Financial stockholders of record as of the business day prior to the merger and will be paid 10 days after the merger. In conjunction with the merger announcement in April, Sunset Financial disclosed its plan to provide a tender offer in which it would purchase for cash up to $25 million of Sunset Financial common stock from existing Sunset Financial stockholders at $8.74 per share. Under the revised merger agreement, the tender offer price has been adjusted to $8.24, reflecting the $0.50 special dividend amount. Sunset Financial stockholders tendering their common stock in the tender offer will receive the special merger dividend and the revised tender offer price for an aggregate of $8.74 per share. The tender is still expected to close immediately prior to the closing of the merger. The Trust’s shareholders will own approximately 58% of the combined company. If the tender is fully subscribed, the Trust’s shareholders will own approximately 66% of the combined company. The exchange ratio and tender offer values are subject to adjustments based on the repayment of certain of Sunset Financial’s commercial loans. The merger agreement is also subject to stockholder approval from both companies and other customary conditions.

On July 19, 2006, the Trust’s board of trustees declared a distribution of $0.33 per common share totaling $3,775 that is payable on August 10, 2006 to shareholders of record as of July 31, 2006.

NOTE 14: NEW ACCOUNTING PRONOUNCEMENTS

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”). This statement amends SFAS No. 133 and SFAS No. 140 and eliminates the guidance in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets”, which provided that beneficial interests in securitized financial assets are not subject to SFAS No. 133. Under the new statement, an entity may irrevocably elect to measure a hybrid financial instrument that would otherwise require bifurcation, at fair value in its entirety on an instrument-by-instrument basis. The statement clarifies which interest-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, and amends SFAS No. 140 to eliminate the prohibition on a qualifying special purpose entity from holding certain derivative financial instruments. The statement is effective for all financial instruments that Trust acquires or issues after January 1, 2007. The Trust believes that the adoption of SFAS No. 155 will not have a material effect on the Trust’s consolidated financial statements.

In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Trust is required to adopt FIN 48 in the first quarter of 2007 and is currently assessing the impact that it will have on its consolidated financial statements.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following Unaudited Pro Forma Combined Balance Sheet combines the historical Consolidated Balance Sheet of Alesco Financial Trust (“Alesco”) and Sunset Financial Resources, Inc. (“Sunset”) giving effect to the completion of the merger on June 30, 2006, using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141 (“SFAS No. 141”), “Business Combinations,” which results in Alesco being the surviving entity for accounting purposes. The following Unaudited Pro Forma Condensed Combined Statement of Income for the period January 1, 2006 through June 30, 2006 combines the historical Statement of Income of Alesco and Sunset giving effect to the merger as if the merger had become effective at the beginning of the period presented, using the purchase method of accounting in accordance with SFAS No. 141. Alesco commenced operations on January 31, 2006, therefore Alesco’s results of operations includes the period from January 31, 2006 through June 30, 2006.

The unaudited pro forma combined consolidated financial information included in this document is presented for informational purposes only. This information includes various estimates and may not necessarily be indicative of the financial condition or results of operations that would have occurred if the merger had been completed on the date or at the beginning of the period indicated or which may be obtained in the future. The Unaudited Pro Forma Combined Balance Sheet and accompanying Notes should be read in conjunction with the historical consolidated financial statements of Alesco and Sunset included or incorporated by reference in this document.

We anticipate that the merger will provide the combined company with financial benefits that include reduced operating expenses. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, may not reflect all the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during these periods.

For purposes of this unaudited pro forma combined financial information, we have assumed that the $25 million tender offer is fully subscribed. For additional information regarding the tender offer, see “The Merger Agreement—Tender Offer for Sunset Shares” on page 86 of this proxy statement.

Pro Forma Combined Balance Sheet for June 30, 2006

(In thousands)

	Alesco	Sunset	Pro Forma Adjustments		Pro Forma Combined
Assets
Investment in securities and security-related receivables	$2,595,684	$518,237	$—		$3,113,921
Investment in loans, net	392,443	160,739	(7,427	)(B)	545,755
Cash and cash equivalents	3,997	31,065	(44,122	)(C),(D)	(9,060)
Restricted cash	62,586	—	—		62,586
Warehouse deposits	—	4,500	—		4,500
Accrued interest receivable	13,568	2,743	—		16,311
Fixed assets, net	—	361	(361	)(E)	—
Derivative assets	9,134	12,197	—		21,331
Other assets	1,024	1,586	6,509	(F)	9,119
Deferred financing costs, net	48,895	—	—		48,895

Total Assets	$3,127,331	$731,428	$(45,401)		$3,813,358

Liabilities and Shareholders’ Equity
Indebtedness
Repurchase and Reverse Repurchase agreements	$194,225	$565,292	$—		$759,517
Trust preferred obligations	110,750	35,000	—		145,750
CDO notes payable	2,622,950	—	—		2,622,950
Junior subordinated notes due to Sunset Financial Statutory Trust I	—	20,619	—		20,619

Total Indebtedness	2,927,925	620,911	—		3,548,836
Accrued interest payable	2,748	695	—		3,443
Related party payable	1,025	—	—		1,025
Purchased securities payable	9,486	—	—		9,486
Other liabilities	6,169	1,259	—		7,428

Total Liabilities	2,947,353	622,865	—		3,570,218
Minority Interest	72,947	—	—		72,947
Total Shareholders’ Equity	107,031	108,563	(45,401	)(A),(G)	170,193

Total Liabilities and Shareholders’ Equity	$3,127,331	$731,428	$(45,401)		$3,813,358

See accompanying notes to the pro-forma financial information.

Sunset Financial Resources, Inc.

Notes to Pro Forma Combined Balance Sheet

($ in Thousands, except per share data)

(Unaudited)

(A)	The following represents the purchase price of Sunset’s common shares at fair value plus the adjustments to the fair value of Sunset’s assets and estimated transaction costs associated with the merger:

Purchase price for Sunset common shares	$91,963
Adjustment assuming full subscription to tender offer	(25,000)
Transaction costs	2,850

Total cost of transaction to Alesco	$69,787

The purchase price for the Sunset common shares is comprised of the following:

Sunset common shares outstanding as of June 30, 2006	10,513
Fair value per Sunset share issued as of the measurement date	8.74

Purchase Price for Sunset common shares	91,937
Adjustment assuming full subscription to tender offer	$(25,000)

Purchase price for Sunset common shares, assuming full subscription to tender offer	$66,937

The merger will be accounted for using the purchase method of accounting in accordance with SFAS No. 141. SFAS No. 141 requires the net assets of Sunset to be recorded within the consolidated balance sheet of the merged company at estimated fair value. The estimated fair value of Sunset’s net assets as of June 30, 2006 was calculated as follows:

Book value of Sunset as of June 30, 2006	$108,563
Less: Adjustment assuming full subscription to tender offer	(25,000)
Less: Discount on investment in loans	(7,427)
Less: Write-off of Sunset’s fixed assets in connection with the merger transaction	(361)
Less: Write-off of deferred financing costs associated with Junior Subordinated Notes	(638)
Less: Adjustment to record $0.50 Special Merger Dividend and Sunset’s $0.03 August 2006 Dividend	(5,572)
Less: Sunset transaction costs to be incurred prior to merger (see note D)	(6,925)

Estimated fair value of Sunset’s net assets as of June 30, 2006	$62,640

(B)	The pro forma adjustment to total investment in loans receivable, net, reflects the write-down of Sunset’s residential and commercial loan portfolios to estimated fair value as of June 30, 2006. These estimated fair value adjustments were based upon discounted cash flow analysis, which considered the estimated remaining lives of the various types of loans and estimated market interest rates as of June 30, 2006, and management’s qualitative and quantitative assessment of the credit profile of certain loans.

(C)	The pro forma adjustment to cash and cash equivalents is comprised of the following:

Assumed full subscription to tender offer	$(25,000)
Alesco transaction costs	(2,850)
Sunset transaction costs to be incurred prior to merger (see note D)	(6,925)
Dividends declared by Sunset and Alesco subsequent to June 30, 2006	(4,091)
Payment of $0.50 Special Merger Dividend	(5,256)

Total pro forma adjustment to cash and cash equivalents	$(44,122)

(D)	The pro forma adjustments to cash and cash equivalents of $6,925 include costs associated with the termination of Sunset personnel such as severance and stay bonuses of approximately $2,570, insurance costs of approximately $1,500, fees relating to the termination of contractual obligations of approximately $555, and advisory and professional service fees of approximately $2,300. These costs are to be incurred by Sunset and the related liabilities will terminate prior to the effective date of the merger.

(E)	The pro forma adjustment to fixed assets, net, reflects the write-off of Sunset’s fixed assets in connection with the merger transaction.

(F)	The pro forma adjustment to other assets is comprised of the following:

Total cost of transaction to Alesco	$69,787
Estimated fair value of Sunset’s net assets as of June 30, 2006	62,640

Goodwill resulting from transaction	$7,147
Less: Write-off of deferred financing costs associated with Junior Subordinated Notes	(638)

Total pro forma adjustment to other assets	$6,509

(G)	The pro forma adjustment to shareholders’ equity is comprised of the following:

Purchase price for Sunset common shares, assuming full subscription to tender offer	$66,937
Less: Dividend declared by Alesco subsequent to June 30, 2006	(3,775)
Less: Sunset capital as of June 30, 2006	(108,563)

Total pro forma adjustment to shareholders’ equity	$(45,401)

Pro Forma Condensed Combined Income Statement

(In thousands, except per share data)

	Alesco For the period from January 31 through June 30, 2006	Sunset For the period ended June 30, 2006	Pro Forma Adjustment		Pro Forma Combined
Revenue
Investment interest income	$51,619	$24,372	$914	(A)	$76,905
Investment interest expense	(44,229)	(18,728)	—		(62,957)
Provision for loan loss	(51)	74	—		23
Change in fair value of free-standing derivatives	1,996	33	—		2,029

Net investment income	9,335	5,751	914		16,000

Expenses
Related party management compensation	2,017	—	674	(B)	2,691
Salaries and employee benefits	—	1,195	(1,012	)(B)	183
General and administrative	435	4,135	(2,231	)(B)	2,339

Total Expenses	2,452	5,330	(2,569)		5,213

Income before interest and other income, minority interest and taxes	6,883	421	3,483		10,787
Interest and other income	1,726	—	—		1,726
Loss on sale of assets	(846)	(8,697)	—		(9,543)
Impairment losses on mortgage-backed securities	—	(13,518)	—		(13,518)
Realized gain on derivative contracts	7,700	9,525	8,273	(C)	25,498
Unrealized gain on derivative contracts	2,547	—	—		2,547

Income before minority interest and taxes	18,010	(12,269)	11,756		17,497
Minority interest	(2,393)	—	—		(2,393)

Income before taxes	15,617	(12,269)	11,756		15,104
Provision for income taxes	(447)	—	—		(447)

Net Income	$15,170	$(12,269)	$11,756		$14,657

Earnings Per Share:
Basic	$1.37	$(1.17)			$0.67
Diluted	$1.36	$(1.17)			$0.67
Weighted Average Shares Outstanding (D):
Basic	11,088	10,478	10,808		21,896
Diluted	11,114	10,478	10,808		21,921

See accompanying notes to pro-forma financial information.

Sunset Financial Resources, Inc.

Notes to Pro Forma Combined Income Statement

($ in Thousands, except earnings per share data)

(Unaudited)

(A)	Represents the accretion of the difference between the fair value of the Sunset residential and commercial loans receivable acquired and the principal balance of such loans. The fair value adjustment, which represents a discount, is being accreted as an adjustment to interest income over the terms of the respective loans using the effective interest method.

(B)	Represents the adjustment to operating expenses resulting from Sunset’s management agreement with Cohen Brothers Management, LLC (the “Manager”). The Manager handles the Trust’s day-to-day operations and administers the Trust’s business activities through the resources of Cohen Bros. The management agreement provides, among other things, that in exchange for managing the day-today operations and administering the business activities of the Trust, the Manager is entitled to receive from the Trust certain fees and reimbursements, consisting of a base management fee, an incentive fee based on certain performance criteria, and certain operating expenses as defined in the management agreement. The pro-forma adjustment to related party management compensation includes $553 in base management fees and $121 in incentive fees. The following operating expenses are included within the management agreement and therefore have been adjusted: approximately $1,012 of salaries and employee benefits expenses, $830 of facilities and equipment expenses, and approximately $53 of other general and administrative expenses. The following non-recurring expenses that are directly attributable to the transaction have been adjusted: approximately $137 of stay bonus expenses, approximately $1,200 of advisory and professional service fees, and approximately $11 of other general and administrative expenses.

(C)	During July 2006, Sunset sold mortgage-backed securities with a carrying value of $464.2 million, which resulted in a realized loss of approximately $13.5 million. Additionally, the sale transaction resulted in an approximate $8.2 million gain on the termination of certain interest rate swap contracts. Due to Sunset’s intent to sell the identified securities, Sunset recorded a $13.5 million impairment charge to earnings during the period ended June 30, 2006. This adjustment records the $8.2 million of gains realized upon termination of interest rate swap contracts within the same period as the $13.5 million impairment write-down, thereby including the overall economic impact of the sales transaction in earnings as of June 30, 2006.

(D)	Pro forma combined weighted average outstanding common shares is comprised of the following:

Sunset common shares outstanding prior to merger	10,513
Assumed full subscription to tender offer	(3,033)
Shares to be issued in connection with the merger	14,416

Total pro forma weighted average common shares outstanding	21,896

ANNEX A

This agreement contains general representations and warranties made by each of Sunset and Jaguar Acquisition Inc. on the one hand, and Alesco on the other, regarding aspects of their respective businesses, financial condition and structure, as well as other facts pertinent to the merger. These representations and warranties are subject to materiality, knowledge and other similar qualifications in many respects and expire at the effective time of the merger. The representations and warranties of each of Alesco and Sunset have been made solely for the benefit of the other party and those representations and warranties should not be relied on by any other person. In addition, those representations and warranties may be intended not as statements of actual fact, but rather as a way of allocating risk between the parties, may have been modified by the disclosure schedules attached to the merger agreement, are subject to the materiality standard described in the merger agreement, which may differ from what may be viewed as material by you, and were made only as of the date of the merger agreement or another date as is specified in the merger agreement.

Execution Copy

AMENDED AND RESTATED

AGREEMENT AND PLAN OF MERGER

AMONG

ALESCO FINANCIAL TRUST,

JAGUAR ACQUISITION INC.

AND

SUNSET FINANCIAL RESOURCES, INC.

DATED AS OF JULY 20, 2006

ARTICLE I The Merger		A-9

1.1	The Merger	A-9

1.2	Articles of Incorporation and Bylaws	A-9

1.3	Effective Time	A-10

1.4	Closing	A-10

1.5	Directors and Officers of the Surviving Corporation; Increase in Size of the Company Board	A-10

1.6	Provisions Relating to Record Dates for Final Dividends	A-10

1.7	Further Assurances	A-10

1.8	Headquarters	A-11

ARTICLE II Merger Consideration; Conversion of Stock		A-11

2.1	Conversion of Eagles Stock	A-11

2.2	Exchange of Certificates	A-13

2.3	Withholding Rights	A-15

ARTICLE III Representations and Warranties of Eagles		A-15

3.1	Existence; Good Standing; Authority; Compliance with Law	A-15

3.2	Authorization, Takeover Laws, Validity and Effect of Agreements	A-16

3.3	Capitalization	A-16

3.4	Subsidiaries	A-17

3.5	Other Interests	A-17

3.6	Consents and Approvals; No Violations	A-17

3.7	No Restraints	A-18

3.8	Financial Statements	A-18

3.9	Litigation	A-18

3.10	Absence of Certain Changes	A-18

3.11	Taxes	A-19

3.12	Assets	A-20

3.13	Environmental Matters	A-20

3.14	Employee Benefit Plans	A-21

3.15	Labor and Employment Matters	A-22

3.16	No Brokers	A-23

3.17	Opinion of Financial Advisor	A-23

3.18	Vote Required	A-23

3.19	Material Contracts	A-23

3.20	Insurance	A-23

3.21	Definition of Eagles’ Knowledge	A-24

3.22	Proxy Statement; Eagles Information	A-24

3.23	No Payments to Employees, Officers or Directors	A-24

3.24	Intellectual Property	A-24

3.25	Investment Company Act of 1940	A-24

ARTICLE IV Representations and Warranties of the Company and MergerCo		A-25

4.1	Existence; Good Standing; Authority; Compliance with Law	A-25

4.2	Authorization, Takeover Laws, Validity and Effect of Agreements	A-25

4.3	Capitalization	A-26

4.4	Subsidiaries	A-27

4.5	Other Interests	A-27

4.6	Consents and Approvals; No Violations	A-27

4.7	No Restraints	A-28

4.8	SEC Reports	A-28

4.9	Litigation	A-29

4.10	Absence of Certain Changes	A-29

4.11	Taxes	A-29

4.12	Assets	A-31

4.13	Environmental Matters	A-31

4.14	Employee Benefit Plans	A-32

4.15	Labor and Employment Matters	A-33

4.16	No Brokers	A-34

4.17	Opinion of Financial Advisor	A-34

4.18	Vote Required	A-34

4.19	Material Contracts	A-34

4.20	Insurance	A-34

4.21	Definition of the Company’s Knowledge	A-35

4.22	Proxy Statement; the Company Information	A-35

4.23	No Payments to Employees, Officers or Directors	A-35

4.24	Intellectual Property	A-35

4.25	Investment Company Act of 1940	A-36

ARTICLE V Conduct of Business Pending the Merger		A-36

5.1	Conduct of Business by Eagles	A-36

5.2	Conduct of Business by the Company	A-37

ARTICLE VI Covenants		A-40

6.1	Joint Proxy Statement/Prospectus; Registration Statement	A-40

6.2	Access to Information; Confidentiality	A-40

6.3	Stockholders Meetings	A-40

6.4	Additional Agreements	A-41

6.5	No Solicitations	A-41

6.6	Officers’ and Directors’ Indemnification	A-43

6.7	Public Announcements	A-44

6.8	Employee Benefit Arrangements	A-45

6.9	Certain Tax Matters	A-45

6.10	Notice Obligations	A-46

6.11	Listing	A-46

6.12	Eagles Management Agreement	A-46

6.13	Section 16 Matters	A-46

ARTICLE VII Conditions to the Merger		A-46

7.1	Conditions to the Obligations of Each Party to Effect the Merger	A-46

7.2	Conditions to Obligations of the Company and MergerCo	A-47

7.3	Conditions to Obligations of Eagles	A-48

7.4	Frustration of Closing Conditions	A-48

ARTICLE VIII Termination, Amendment and Waiver		A-48

8.1	Termination	A-48

8.2	Effect of Termination	A-50

8.3	Fees and Expenses	A-50

8.4	Payment of Amount or Expense	A-51

8.5	Amendment	A-51

8.6	Extension; Waiver	A-51

8.7	Repurchase Option	A-52

ARTICLE IX General Provisions		A-52

9.1	Notices	A-52

9.2	Certain Definitions	A-53

9.3	Terms Defined Elsewhere	A-55

9.4	Interpretation	A-55

9.5	Trial by Jury	A-56

9.6	Non-Survival of Representations, Warranties, Covenants and Agreements	A-56

9.7	Miscellaneous	A-56

9.8	Assignment; Benefit; Severability	A-57

9.9	Choice of Law/Consent to Jurisdiction	A-57

9.10	Waiver	A-57

9.11	Counterparts	A-57

EAGLES DISCLOSURE SCHEDULE

Section	Title

3.1(a)	Good Standing

3.1(b)	Subsidiaries

3.1(c)	Compliance With Laws

3.3(a)	Eagles Stock Option Plans

3.3(b)	Voting Securities

3.3(c)	Eagles Options

3.3(d)	Restricted Stock Awards

3.3(e)	Voting or Transfer

3.3(f)	Stock Obligations

3.3(g)	Registration

3.4	Subsidiaries: Contractual Obligations

3.5	Other Interests

3.6	Consents and Approvals; No Violations

3.8	Eagles Financial Statements

3.9	Litigation

3.10	Absence of Certain Changes

3.11	Taxes

3.12	Eagles Assets

3.13	Environmental Matters

3.14(a)	Employee Programs

3.14(k)	Transaction Related Payments Under Employee Programs

3.14(l)	409A Matters

3.15	Labor and Employment Matters

3.19(a)	Material Contracts

3.19(b)	Loan Agreements

3.20	Insurance

3.21	Definition of Eagles’ Knowledge

3.23	Employee Payments

5.1	Existing Property Transactions

6.6(b)	Officers’ and Directors’ Indemnification

THE COMPANY DISCLOSURE SCHEDULE

Section	Title

2.1(f)	Company Stock Option Plans

4.1(a)	Good Standing

4.1(b)	Subsidiaries

4.1(c)	Compliance With Laws

4.3(a)	Company Stock Option Plans

4.3(b)	Voting Securities

4.3(c)	Company Options

4.3(d)	Restricted Stock Awards

4.3(e)	Voting or Transfer

4.3(f)	Stock Obligations

4.3(g)	Registration

4.4	Subsidiaries: Contractual Obligations

4.5	Other Interests

4.6	Consents and Approvals; No Violations

4.8	the Company SEC Reports

4.9	Litigation

4.10	Absence of Certain Changes

4.11	Taxes

4.12	the Company Assets

4.13	Environmental Matters

4.14(a)	Employee Programs

4.15	Labor and Employment Matters

4.19(a)	Material Contracts

4.19(b)	Loan Agreements

4.20	Insurance

4.21	Definition of the Company’s Knowledge

5.2(c)	Existing Property Transactions

5.2(k)	Litigation

EXHIBITS

1.	Surviving Corporation initial directors and officers

2.	Company and Eagles independent directors

3.	Repurchase conditions

4.	Sample price adjustment calculations

5.	REIT and Investment Company Act opinions

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of July 20, 2006, is made by and among ALESCO FINANCIAL TRUST, a Maryland real estate investment trust (“Eagles”), SUNSET FINANCIAL RESOURCES, INC., a Maryland corporation (the “Company”), and JAGUAR ACQUISITION INC., a Maryland corporation and a wholly-owned subsidiary of the Company (“MergerCo”).

WHEREAS, the parties entered into an Agreement and Plan of Merger, dated as of April 27, 2006 (the “Original Merger Agreement”), and now wish to amend and restate the Original Merger Agreement (it being understood that all references to “the date hereof” or “the date of this Agreement” or similar references refer to April 27, 2006);

WHEREAS, the parties wish to effect a business combination through a merger of Eagles with and into MergerCo (the “Merger”) on the terms and conditions set forth in this Agreement and in accordance with the Maryland General Corporation Law (the “MGCL”);

WHEREAS, the Board of Trustees of Eagles (the “Eagles Board”) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement and determined that this Agreement, the Merger and the other transactions contemplated by this Agreement are advisable;

WHEREAS, the Board of Directors of the Company (the “Company Board”) and the Board of Directors of MergerCo have approved this Agreement, the Merger and the other transactions contemplated by this Agreement and determined that this Agreement, the Merger and the other transactions contemplated by this Agreement are advisable, and the Company has approved this Agreement and the Merger as the sole stockholder of MergerCo;

WHEREAS, the Company and Eagles Management LLC entered into an Interim Management Agreement, dated as of April 27, 2006 (the “Interim Management Agreement”);

WHEREAS, the Company, MergerCo and Eagles desire to make certain representations, warranties, covenants and agreements in connection with the Merger, and also to prescribe various conditions to the Merger; and

WHEREAS, for United States federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Code Section 368(a).

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein, and intending to be legally bound, the Company, MergerCo and Eagles hereby agree as follows:

ARTICLE I

The Merger

1.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time, Eagles and MergerCo shall consummate the Merger, pursuant to which (a) Eagles shall be merged with and into MergerCo and the separate corporate existence of Eagles shall thereupon cease and (b) MergerCo shall be the surviving corporation in the Merger (the “Surviving Corporation”) and shall remain a wholly owned subsidiary of the Company. From and after the Effective Time, MergerCo shall succeed to and assume all the rights and obligations of Eagles. The Merger shall have the effects specified in the relevant sections of Maryland law.

1.2 Articles of Incorporation and Bylaws.

(a) The name of the Surviving Corporation shall be “Alesco Acquisition Inc.”

(b) The articles of incorporation of MergerCo shall be the articles of incorporation of the Surviving Corporation until thereafter amended.

(c) The bylaws of MergerCo shall be the bylaws of the Surviving Corporation until thereafter amended.

(d) As of the Effective Time, the name of the Company shall be changed to “Alesco Financial Inc.”

1.3 Effective Time. Subject to the provisions of this Agreement, prior to the Closing (as defined in Section 1.4), the Company, MergerCo and Eagles shall prepare, and on the Closing Date (as defined in Section 1.4), the Company shall cause to be filed with the Maryland Department of Assessments and Taxation, articles of merger (the “Articles of Merger”) in such form as is required by, and executed by the Surviving Corporation (as defined in Section 1.1) in accordance with, the relevant provisions of the MGCL and shall make all other filings or recordings required under Maryland law. The Merger shall become effective at (a) such time as the Articles of Merger has been duly filed with the Maryland Department of Assessments and Taxation or (b) such other time as is agreed upon by the Company and Eagles and specified in the Articles of Merger. Such time is hereinafter referred to as the “Effective Time.”

1.4 Closing. The closing of the Merger (the “Closing”) shall occur as promptly as practicable (but in no event later than the second Business Day) after all of the conditions set forth in Article VII (other than conditions that by their terms are required to be satisfied or waived at the Closing, but subject to such conditions) shall have been satisfied or, to the extent permitted by applicable law, waived by the party entitled to the benefit of the same (unless extended by the mutual agreement of the parties hereto), provided that the Closing shall not be earlier than August 31, 2006, and, subject to the foregoing, shall take place at 10:00 a.m., local time, on such date (the “Closing Date”) at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, or at such other time or place as mutually agreed to by the parties hereto.

1.5 Directors and Officers of the Surviving Corporation; Increase in Size of the Company Board.

(a) The persons named on Exhibit 1 hereto shall be the initial directors and officers of the Surviving Corporation, each to hold office in accordance with the charter and bylaws of the Surviving Corporation.

(b) The Company Board shall be reconstituted as of the Effective Time to consist of nine directors, three of whom shall be the independent directors (as defined by the NYSE) of the Company listed on Exhibit 2, three of whom shall be the independent directors (as defined by the NYSE) of Eagles listed on Exhibit 2, one of whom shall be an independent director (as defined by the NYSE) designated by Eagles and two of whom shall be Daniel G. Cohen and James J. McEntee.

1.6 Provisions Relating to Record Dates for Final Dividends. Notwithstanding anything to the contrary in this Agreement, and to the extent necessary for Eagles to satisfy the requirements of Code Section 857(a)(1) for the taxable year of Eagles ending at the Effective Time and, if applicable, the preceding taxable year (and to allow Eagles to distribute 100% of its “real estate investment trust taxable income” (as such term is used in Code Section 857(a) and taking into account any dividends previously paid during the tax year that would be expected to give rise to a dividends-paid deduction for such tax year, but before reduction for the dividend contemplated by this Section 1.6) in order to avoid the payment of any tax with respect to undistributed income or gain), Eagles shall declare a dividend (the “Final Eagles Dividend”) to holders of Eagles Common Shares (as defined below), the record date for which shall precede the Closing Date, in an amount equal to the minimum dividend sufficient to permit Eagles to satisfy such requirements. Any dividends payable hereunder to holders of Eagles Common Shares shall be paid prior to the Closing Date.

1.7 Further Assurances. If at any time after the Effective Time the Surviving Corporation shall consider or be advised that any bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record of otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of Eagles or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of Eagles, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of Eagles, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its rights, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of Eagles and otherwise to carry out the purposes of this Agreement.

1.8 Headquarters. As of the Effective Time, the headquarters of the Company shall be moved to the current location of Eagles’ headquarters.

ARTICLE II

Merger Consideration; Conversion of Stock

2.1 Conversion of Eagles Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof:

(a) Capital Stock of MergerCo. Each share of common stock of MergerCo, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall remain outstanding and shall represent one (1) share of the validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, par value $0.01 per share.

(b) Cancellation of Company-Owned and MergerCo-Owned Eagles Common Stock. Each issued and outstanding common share of beneficial interest of Eagles, par value $.001 per share (the “Eagles Common Shares”), that is owned by the Company, MergerCo or any Subsidiary of the Company or MergerCo immediately prior to the Effective Time (collectively, the “Excluded Shares”) shall automatically be canceled and retired and shall cease to exist, and no cash, stock or other consideration shall be delivered or deliverable in exchange therefor.

(c) Exchange Ratio for Eagles Common Stock. Subject to Section 2.2, each Eagles Common Share (other than Excluded Shares) issued and outstanding immediately prior to the Effective Time shall be automatically converted into the right to receive 1.26 (the “Exchange Ratio”) shares (the “Merger Consideration”) of common stock, par value $0.001 per share, of the Company (the “Company Common Shares”).

(d) Adjustments to Exchange Ratio. In addition to the adjustments to the Exchange Ratio contemplated by Section 2.1(j), the Exchange Ratio shall be adjusted to reflect fully the effect of any reclassification, combination, subdivision, stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Eagles Common Shares or Company Common Shares), reorganization, recapitalization or other like change with respect to Eagles Common Shares or Company Common Shares occurring (or for which a record date is established) after the date hereof and prior to the Effective Time.

(e) Cancellation and Retirement of Eagles Common Shares. As of the Effective Time, all Eagles Common Shares (other than Excluded Shares) issued and outstanding immediately prior to the Effective Time, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such Eagles Common Shares (a “Certificate”) shall cease to have any rights with respect to such shares, except, in all cases, the right to receive the Merger Consideration upon surrender of such Certificate in accordance with Section 2.2. The right of any holder of any Eagles Common Share to receive the Merger Consideration shall be subject to and reduced by the amount of any withholding that is required under applicable tax law.

(f) Cancellation of Company Stock Options and Warrants. The Company shall ensure that, at the Effective Time, each outstanding qualified or nonqualified option to purchase Company Common Shares (“Company Stock Options”) under any employee stock option or compensation plan or arrangement of the Company (“Company Stock Option Plans”) and all outstanding warrants to purchase Company Common Shares (the “Warrants”), whether or not exercisable at the Effective Time and regardless of the exercise price thereof, shall be cancelled, effective as of the Effective Time, in exchange for the right to receive at the Effective Time a single lump sum distribution, equal to the product of (i) the number of Company Common Shares subject to such Company Stock Option or Warrant, as applicable, immediately prior to the Effective Time, whether or not vested or exercisable, and (ii) the excess, if any, of $8.74 (the “Adjusted Book Value”) over the exercise price per share of such Company Stock Option or Warrant (collectively, the “Option Merger Consideration”); provided that if the exercise price per share of any such Company Stock Option is equal to or greater than the Adjusted Book Value, such Company Stock Option or Warrant shall be canceled without any cash payment being made in respect thereof. All payments under this paragraph shall be subject to any applicable withholding tax. A complete list of all Company Stock Option Plans and Warrant agreements is set forth in Section 2.1(f) of the Company Disclosure Schedule.

(g) Vesting of Restricted Stock. Eagles acknowledges that all restricted stock awards granted under the Company Stock Option Plans (the “Company Restricted Stock Awards”) shall vest in full immediately prior to the Effective Time so as to no longer be subject to any forfeiture or vesting requirements and all such Company Common Shares shall be considered outstanding shares for all purposes from and after the Effective Time. The Company acknowledges and agrees that the vesting of restricted stock awards granted by Eagles (the “Eagles Restricted Stock Awards”) may not accelerate at the Effective Time and the restrictions applicable to such awards (including without limitation, vesting) may continue in accordance with the terms of such grants.

(h) Repurchase of Company Common Shares. On the date the Registration Statement is declared effective by the Securities and Exchange Commission (the “SEC”), the Company shall commence a tender offer (the “Repurchase Offer”) to purchase such number of Company Common Shares as shall be equal to the quotient derived by dividing $25 million (the “Repurchase Amount”) by an amount equal to the Adjusted Book Value minus $0.50, at a per share price in cash equal to the Adjusted Book Value minus $0.50. The Repurchase Offer shall have an initial expiration date twenty business days following the commencement of the Repurchase Offer and shall be subject to the conditions set forth in Exhibit 3. The Repurchase Offer shall terminate upon the termination of this Agreement in accordance with its terms. The Company shall accept shares for payment in the Repurchase Offer no later than immediately prior to the Effective Time.

On the date of commencement of the Repurchase Offer, the Company shall file with the SEC with respect to the Offer a Tender Offer Statement on Schedule TO (together with all amendments and supplements thereto and including all exhibits thereto, the “Schedule TO”) which will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder, and will contain the offer to purchase relating to the Offer and form of the related letter of transmittal (such Schedule TO and the documents included therein pursuant to which the Offer shall be made, together with any supplements or amendments thereto and including the exhibits thereto, are referred to herein collectively as the “Offer Documents”). The Company shall cause the Offer Documents to be disseminated to holders of Company Common Shares as and to the extent required by the U.S. federal securities laws. The Offer Documents and any amendments and supplements thereto shall be subject to Eagles’ consent, not to be unreasonably withheld. The Company shall provide Eagles and its counsel any comments that the Company or their counsel may receive from the SEC or its staff with respect to the Offer Documents promptly after receipt of any such comments. Each party shall promptly correct any information provided by it for use in the Offer Documents that shall have become false or misleading in any material respect and the Company further agrees to take all steps necessary to cause the Schedule TO as so corrected to be filed with the SEC and the other Offer Documents as so corrected to be disseminated to the stockholders of the Company, in each case, as and to the extent required by applicable U. S. federal securities laws. The Company shall cause the Repurchase Offer to comply in all material respects with the Exchange Act and the rules and regulations thereunder.

Neither the Company Board nor any committee thereof shall recommend either that shareholders accept or not accept the Repurchase Offer.

(i) Company Pre-Closing Dividend. The Company shall declare a dividend (the “Company Pre-Closing Dividend”) to holders of Company Common Shares, the record date for which shall precede the Closing Date, in an amount equal to $0.50 per Company Common Share outstanding. The Company Pre-Closing Dividend shall be paid no later than 10 Business Days following the Closing Date.

For the avoidance of doubt, notwithstanding any other term of the Repurchase Offer, Company shareholders tendering into the Repurchase Offer shall be entitled to receive the Company Pre-Closing Dividend (so long as they are holders of record on the record date for such dividend).

(j) Adjustments. The Exchange Ratio, the Repurchase Amount and the Adjusted Book Value shall be subject to adjustment as follows: if the principal balance of the Peerless loan exceeds $8 million at September 14, 2006, the Adjusted Book Value shall be reduced (on a per share basis) by 60% of the difference between $8 million and the principal balance of the loan on such date, the Exchange Ratio shall be correspondingly increased and the Repurchase Amount shall be reduced on a dollar-for-dollar basis in the amount of such reduction in the Adjusted Book Value. The Company shall not forgive any amounts due on the Peerless loan. Attached hereto as Exhibit 4 is a sample calculation, for illustrative purposes only, of the adjustments described in this Section 2.1(j).

2.2 Exchange of Certificates.

(a) Exchange Agent. Prior to mailing the Proxy Statement, the Company shall appoint a bank or trust company reasonably satisfactory to Eagles to act as Exchange Agent (the “Exchange Agent”) for the Merger Consideration. By 10:00 a.m., Eastern Time, on the Closing Date, the Company shall deliver to the Exchange Agent certificates representing the Company Common Shares sufficient to deliver the aggregate Merger Consideration and the amount of cash sufficient to pay any cash payable in lieu of fractional shares (the “Exchange Fund”). The Exchange Agent shall not be entitled to vote or exercise any rights of ownership with respect to the Company Common Shares held by it from time to time hereunder, except that it shall receive and hold all dividends or other distributions paid or distributed with respect to such the Company Common Shares for the account of the Persons entitled thereto.

(b) Stock Transfer Books. At the Effective Time, the common share transfer books of Eagles shall be closed and thereafter there shall be no further registration of transfers of Eagles Common Shares on the records of Eagles. From and after the Effective Time, the holders of Certificates representing ownership of Eagles Common Shares outstanding immediately prior to the Effective Time shall cease to have rights with respect to such Eagles Common Shares, except as otherwise provided for herein. On or after the Effective Time, any Certificates presented to the Exchange Agent or the Company for any reason shall be converted into the applicable Merger Consideration with respect to the Eagles Common Shares formerly represented thereby.

(c) Exchange Procedures. As soon as possible after the Effective Time (but in any event within three Business Days), the Company and the Surviving Corporation shall cause the Exchange Agent to mail to each holder of record of a Certificate or Certificates that immediately prior to the Effective Time represented outstanding Eagles Common Shares whose shares were converted into the right to receive Merger Consideration pursuant to Section 2.1: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass to the Exchange Agent, only upon delivery of the Certificates to the Exchange Agent, and which letter shall be in such form and have such other provisions as the Company may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration to which the holder thereof is entitled. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents reasonably satisfactory to Eagles as may be appointed by the Company, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration payable in respect of Eagles Common Shares previously represented by such Certificate pursuant to the provisions of this Article II, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Eagles Common Shares that is not registered in the transfer records of Eagles, payment may be made to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Company that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive, upon such surrender, the Merger Consideration as contemplated by this Section 2.2.

(d) No Further Ownership Rights in Eagles Common Shares, Company Stock Options or Warrants Exchanged For Merger Consideration. The Merger Consideration paid upon the surrender for exchange of Certificates representing Eagles Common Shares in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Eagles Common Shares exchanged for Merger Consideration theretofore represented by such Certificates.

(e) No Liability. None of the Company, MergerCo, the Surviving Corporation, Eagles or the Exchange Agent, or any employee, officer, director, agent or Affiliate thereof, shall be liable to any Person in respect of Merger Consideration from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(f) No Fractional Shares. No certificate or scrip representing fractional Eagles Common Shares shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any other rights of a stockholder of the Company. Notwithstanding any other provision of this Agreement, each holder of a Company Common Share exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a Company Common Share (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (rounding up to the nearest whole cent and without interest) in an amount equal to such fractional part of one Company Common Share multiplied by the closing price of the Company Common Shares on the NYSE on the trading day immediately preceding the Effective Time.

(g) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and the posting of a bond to the reasonable satisfaction of the Company and the Exchange Agent, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in respect thereof, pursuant to this Agreement.

(h) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to the Eagles Common Shares, dividends on other distributions with a record date after the Effective Time payable prior to or on the date of such constituting all or a portion of the Merger Consideration shall be paid to the holder of any unsurrendered Certificate representing Eagles Common Shares until such Certificates are surrendered as provided in this Section 2.2. Subject to the effect of applicable laws, following such surrender, there shall be paid, without interest, to the record holder of the certificates representing the Eagles Common Shares, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time payable prior to or on the date of such surrender with respect to such whole Eagles Common Shares, and not paid, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to the date of surrender and a payment date subsequent to the date of surrender payable with respect to such whole Eagles Common Shares, less the amount of any withholding taxes which may be required thereon.

(i) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates for twelve (12) months after the Effective Time shall be delivered to the Company, and any holders of Eagles Common Shares prior to the Merger who have not theretofore complied with this Article II shall thereafter look only to the Company and only as general creditors thereof for payment of the Merger Consideration.

(j) Investment of Exchange Fund. The Exchange Agent shall invest any cash included in the Exchange Fund, as directed by the Surviving Corporation, on a daily basis. Any interest and other income resulting from such investments shall be paid to the Company. To the extent that there are losses with respect to such investments, the Company shall promptly replace or restore the portion of the Exchange Fund lost through investments.

2.3 Withholding Rights. The Surviving Corporation or the Exchange Agent, as applicable, shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Eagles Common Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, and the rules and regulations promulgated thereunder, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Eagles Common Shares in respect of which such deduction and withholding was made by the Surviving Corporation or the Exchange Agent.

ARTICLE III

Representations and Warranties Of Eagles

Except as set forth in the disclosure schedules delivered at or prior to the execution hereof to the Company and MergerCo which disclosure schedule identifies exceptions only by the specific Section or subsection to which each entry relates or to any other Section or subsection to which the applicability of the exception is readily apparent on its face (the “Eagles Disclosure Schedule”), Eagles represents and warrants to the Company and MergerCo as follows:

3.1 Existence; Good Standing; Authority; Compliance with Law.

(a) Eagles is a real estate investment trust duly formed, validly existing and in good standing under the laws of the State of Maryland. Except as set forth in Section 3.1(a) of the Eagles Disclosure Schedule, Eagles is duly qualified or licensed to do business as a foreign trust and is in good standing under the laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not, individually or in the aggregate, reasonably be expected to have an Eagles Material Adverse Effect. Eagles has all requisite corporate power and authority to own, operate, lease and encumber its assets and carry on its business as now conducted.

(b) Each of the Subsidiaries of Eagles listed in Section 3.1(b) of the Eagles Disclosure Schedule (the “Eagles Subsidiaries”) is a corporation, limited partnership, limited liability company or trust, duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Except as set forth in Section 3.1(b) of the Eagles Disclosure Schedule, each Eagles Subsidiary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification or licensing, except for jurisdictions in which such failure to be so qualified, licensed or to be in good standing would not, individually or in the aggregate, reasonably be expected to have an Eagles Material Adverse Effect. Each Eagles Subsidiary has all requisite corporate or other power and authority to own, operate, lease and encumber its assets and carry on its business as now conducted. Eagles has no other Subsidiaries other than the Eagles Subsidiaries. Neither Eagles nor any Eagles Subsidiary has any predecessors other than as set forth on Section 3.1(b) of the Eagles Disclosure Schedule.

(c) Except as set forth in Section 3.1(c) of the Eagles Disclosure Schedule, neither Eagles nor any of the Eagles Subsidiaries is in violation of any order of any court, governmental authority or arbitration board or tribunal, or any law, ordinance, governmental rule or regulation to which Eagles or any Eagles Subsidiary or any of their respective properties or assets is subject, where such violation, alone or together with all other violations, would reasonably be expected to have an Eagles Material Adverse Effect. Eagles and the Eagles Subsidiaries have obtained all licenses, permits and other authorizations and have taken all actions required by applicable law or governmental regulations in connection with their businesses as now conducted, except where the failure to obtain any such license, permit or authorization or to take any such action, alone or together with all other such failures, would not reasonably be expected to have an Eagles Material Adverse Effect.

(d) Eagles has previously provided or made available to the Company true and complete copies of the articles of incorporation and bylaws and the other charter documents, bylaws, organizational documents and partnership, limited liability company, trust agreements and joint venture agreements (and in each such case, all amendments thereto) of Eagles and each of the Eagles Subsidiaries as in effect on the date of this Agreement.

3.2 Authorization, Takeover Laws, Validity and Effect of Agreements. Eagles has all requisite trust power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and perform its obligations hereunder. Subject only to the approval of this Agreement by the requisite holders of Eagles Common Shares, the execution, delivery and performance by Eagles of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of Eagles. In connection with the foregoing, the Eagles Board has taken such actions and votes as are necessary on its part to render the provisions of any “fair price,” “moratorium,” “control share acquisition” or any other anti-takeover statute or similar federal or state statute inapplicable to this Agreement, the Merger and the transactions contemplated by this Agreement. This Agreement, assuming due and valid authorization, execution and delivery hereof by the Company and MergerCo, constitutes a valid and legally binding obligation of Eagles, enforceable against Eagles in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general principles of equity.

3.3 Capitalization.

(a) The authorized capital stock of Eagles consists of 100,000,000 Eagles Common Shares and 30,000,000 preferred shares of beneficial interest, par value $0.001 per share (“Eagles Preferred Shares”). As of April 27, 2006 (i) 11,440,797 Eagles Common Shares were issued and outstanding (including 333,327 Eagles Restricted Stock Awards shares), (ii) no Eagles Preferred Shares were issued and outstanding, (iii) no Eagles Common Shares have been authorized and reserved for issuance pursuant to the Eagles Stock Option Plans, (iv) no Eagles Stock Options were outstanding and (v) no Warrants to acquire any Eagles Common Shares were outstanding. As of the date of this Agreement, Eagles had no Common Shares outstanding or reserved for issuance other than as described above. All such issued and outstanding shares of beneficial interest of Eagles are, and all shares thereof which may be issued prior to the Closing Date will be, when issued, duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

(b) Except as set forth in Section 3.3(b) of the Eagles Disclosure Schedule, neither Eagles nor any Eagles Subsidiary has any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of Eagles on any matter.

(c) Except as set forth in this Section 3.3 or in Section 3.3(c) of the Eagles Disclosure Schedule, as of the date of this Agreement, there are not any outstanding securities of Eagles or any Eagles Subsidiary or any options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Eagles or any Eagles Subsidiary to issue, transfer, sell or repurchase, redeem or otherwise acquire any securities of Eagles or any Eagles Subsidiary.

(d) Section 3.3(d) of the Eagles Disclosure Schedule sets forth a true, complete and correct list of Eagles Restricted Stock Awards, including the name of the Person to whom such Eagles Restricted Shares Awards have been granted and the number of shares included in each Eagles Restricted Shares Award. True and complete copies of all instruments (or the forms of such instruments) referred to in this Section 3.3(d) have been furnished or made available to the Company. Eagles has not issued any stock appreciation rights.

(e) Except as set forth in Section 3.3(e) of the Eagles Disclosure Schedule, there are no agreements or understandings to which Eagles or any Eagles Subsidiary is a party with respect to the voting of any shares of beneficial interest of Eagles or which restrict the transfer of any such shares, nor does Eagles have knowledge of any third party agreements or understandings with respect to the voting of any such shares or which restrict the transfer of any such shares.

(f) Except as set forth in Section 3.3(f) of the Eagles Disclosure Schedule, there are no outstanding contractual obligations of Eagles or any Eagles Subsidiary to issue, repurchase, redeem or otherwise acquire any shares of beneficial interest or capital stock, partnership interests or any other securities of Eagles or any Eagles Subsidiary.

(g) Except as set forth in Section 3.3(g) of the Eagles Disclosure Schedule, neither Eagles nor any Eagles Subsidiary is under any obligation, contingent or otherwise, by reason of any agreement to register the offer and sale or resale of any of their securities under the Securities Act.

3.4 Subsidiaries. Section 3.1(b) of the Eagles Disclosure Schedule sets forth the name, jurisdictions of incorporation or organization of each Eagles Subsidiary. All issued and outstanding shares or other equity interests of each Eagles Subsidiary are duly authorized, validly issued, fully paid and nonassessable. Except as set forth in Section 3.1(b) of the Eagles Disclosure Schedule, all issued and outstanding shares or other equity interests of each Eagles Subsidiary are (a) owned directly or indirectly by Eagles free and clear of all Encumbrances and (b) free of all other restrictions (including restrictions on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests) other than those set forth in the organizational documents and those imposed by applicable securities laws. There are not any existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate any Eagles Subsidiary to issue, transfer or sell any equity interests of such Eagles Subsidiary. Except as set forth in Section 3.4 of the Eagles Disclosure Schedule, there are no outstanding contractual obligations of any Eagles Subsidiary to repurchase, redeem or otherwise acquire any equity interest of such Eagles Subsidiary.

3.5 Other Interests. Except for the interests in the Eagles Subsidiaries set forth in Section 3.1(b) of the Eagles Disclosure Schedule and except as set forth in Section 3.5 of the Eagles Disclosure Schedule, neither Eagles nor any Eagles Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any Person (other than investments in short-term investment securities). Except as set forth in Sections 3.4 and 3.5 of the Eagles Disclosure Schedule, no Affiliate of Eagles (other than Eagles Subsidiaries) owns any interest or investment (whether equity or debt) in any Eagles Subsidiary.

3.6 Consents and Approvals; No Violations. Except as set forth in Section 3.6 of the Eagles Disclosure Schedule, assuming the approval of this Agreement by holders of Eagles Common Shares and except (a) for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, the Securities Act, state securities or state “blue sky” laws, any antitrust laws and (b) for filing of the Articles of Merger, none of the execution, delivery or performance of this Agreement by Eagles, the consummation by Eagles of the transactions contemplated hereby or compliance by Eagles with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the organizational documents of Eagles or any Eagles Subsidiary, (ii) require any filing by Eagles with, notice to, or permit, authorization, consent or approval of, any state or federal government or governmental authority or by any United States or state court of competent jurisdiction (a “Governmental Entity”), (iii) result in a violation or breach by Eagles of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or any loss of benefit) under, any of the terms, conditions or provisions of any Material Contract to which Eagles or any Eagles Subsidiary is a party or by which it or any of its respective properties or assets may be bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Eagles or any Eagles Subsidiary or any of its respective properties or assets (collectively, “Laws”), excluding from the foregoing clauses (ii), (iii) and (iv) such filings, notices, permits, authorizations, consents, approvals, violations, breaches or defaults which would not, individually or in the aggregate, (A) prevent or materially delay consummation of the Merger, (B) otherwise prevent or materially delay performance by Eagles of its material obligations under this Agreement or (C) reasonably be expected to have an Eagles Material Adverse Effect.

3.7 No Restraints. Neither Eagles nor any Eagles Subsidiary is or will be subject to any outstanding judgment, order, restraining order, and/or injunction (temporary or otherwise), decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other Governmental Entity or other legal restraint or prohibition, or is party to any written agreement, consent agreement or memorandum of understanding with any Governmental Authority that materially restricts the conduct of its business or that relates to policies, affairs, managements or its business, except any such judgments, orders, injunctions, decrees, statutes, laws, ordinances, rules, regulations or restrictions that would not have an Eagles Material Adverse Effect.

3.8 Financial Statements. The Eagles consolidated balance sheet dated January 1, 2006 (including the related notes and schedules) fairly presents in all material respects the consolidated financial position of Eagles and the Eagles Subsidiaries as of its date, in accordance with GAAP consistently applied during the periods involved, except as may be noted therein.

There are no liabilities of Eagles or any of its subsidiaries of any kind whatsoever, known or unknown, whether or not accrued and whether or not contingent or absolute, other than (i) liabilities disclosed in Eagles’ consolidated balance sheet as of January 1, 2006 and (ii) liabilities incurred in the ordinary course of business since such date, none of which are reasonably expected to result in a Material Adverse Effect on Eagles.

3.9 Litigation. Except as set forth in Section 3.9 of the Eagles Disclosure Schedule, (a) there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Eagles, threatened against Eagles or any of the Eagles Subsidiaries and (b) neither Eagles nor any Eagles Subsidiary is subject to any outstanding order, writ, judgment, injunction or decree of any Governmental Entity or the person which, in the case of (a) or (b), would, individually or in the aggregate, (i) prevent or materially delay the consummation of the Merger, (ii) otherwise prevent or materially delay performance by Eagles of any of its obligations under this Agreement or (iii) reasonably be expected to have an Eagles Material Adverse Effect. Section 3.9 of the Eagles Disclosure Schedule sets forth any suit, claim, action, proceeding or investigation that is pending or, to the knowledge of Eagles, threatened against the Eagles or any of the Eagles Subsidiaries and any outstanding order, writ, judgment, injunction or decree of any Governmental Entity or other person against Eagles or any Eagles Subsidiary.

Eagles and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Authorities necessary for the lawful conduct of their respective businesses (the “Eagles Permits”), except for failures to hold such Eagles Permits that would not have a Material Adverse Effect on Eagles. Eagles and its subsidiaries are in compliance with the terms of the Eagles Permits, except where the failure so to comply would not have a Material Adverse Effect on Eagles. The businesses of Eagles and its subsidiaries have not been and are not being conducted in violation of any law except for violations that would not have a Material Adverse Effect on Eagles. No investigation or review by any Governmental Authority with respect to Eagles or any of its subsidiaries is pending or, to the best knowledge of Eagles, threatened, nor has any Governmental Authority indicated an intention to conduct any such investigation or review, other than, in each case, where the outcome would not have a Material Adverse Effect on Eagles.

3.10 Absence of Certain Changes. Except as disclosed in Section 3.10 of the Eagles Disclosure Schedule, from January 1, 2006 through the date hereof, there has not been an Eagles Material Adverse Effect and Eagles and Eagles Subsidiaries have conducted their businesses only in the ordinary course of business and there has not been any action contemplated by Section 5.1.

3.11 Taxes. Except as otherwise provided in Section 3.11 of the Eagles Disclosure Schedule:

(a) For the taxable year commencing with their respective dates of formation (the “Eagles Initial Tax Year”), and each taxable year thereafter, each of Eagles and the Eagles Subsidiaries (i) has timely filed all Tax Returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a Governmental Entity have authority to do so), and all such Tax Returns and reports are true, accurate and complete in all material respects, and (ii) has paid (or Eagles has paid on its behalf) within the time and manner prescribed by law, all Taxes. Eagles’ most recent financial statements reflect an adequate reserve for all material Taxes payable by Eagles and each Eagles Subsidiary for all taxable periods and portions thereof through the date of such financial statements. Each of Eagles and the Eagles Subsidiaries has established (and through the Closing Date will continue to establish and maintain) on its books and records reserves in accordance with GAAP that are adequate for the payment of all material liabilities for Taxes accruing through the period covered by such books and records. True, correct and complete copies of all federal, state and local Tax Returns for Eagles and each Eagles Subsidiary and all written communications with any taxing authority relating to such Tax Returns requested by the Company or its representatives have been delivered or made available to representatives of the Company. Section 3.11 of the Eagles Disclosure Schedule lists all federal and state income Tax Returns filed with respect to Eagles and all the Eagles Subsidiaries that have been audited, and indicates those Tax Returns, if any, that currently are the subject of audit. No unpaid deficiencies for any Taxes have been proposed, asserted or assessed in writing against Eagles or any of the Eagles Subsidiaries, including claims by any taxing authority in a jurisdiction where Eagles or any Eagles Subsidiary does not file Tax Returns that Eagles or such Eagles Subsidiary is, or may be, subject to taxation by that jurisdiction, and no requests for waivers of any statute of limitations in respect of Taxes have been made and no extensions of the time to assess or collect any such Tax are pending and no such waiver remains in effect. There are no liens for Taxes upon the assets of Eagles or any Eagles Subsidiary except for statutory liens for Taxes not yet due. Neither Eagles nor any of the Eagles Subsidiaries is a party to or subject of any audit, examination, action or proceedings by any taxing authority for assessment or collection of any Tax, to the knowledge of Eagles no audit, examination, action or proceeding in respect of Taxes involving Eagles or any Eagles Subsidiary is being considered by any Tax authority, and no claim for assessment or collection of any Tax has been assessed against Eagles or any Eagles Subsidiary.

(b) For the purpose of this Agreement, (i) the term “Tax” or “Taxes” shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, windfall profits, environmental (including taxes under Code Section 59A), franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, rollback, registration, value added, alternative or ad-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not or additional amount imposed by any governmental authority or any obligation to pay Taxes imposed on any entity for which a party to this Agreement is liable as a result of any indemnification provision or other contractual obligation, and (ii) the term “Tax Return” shall mean any return, declaration, report, claim for refund, or information return, or similar statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

(c) Eagles and each of the Eagles Subsidiaries have withheld and paid within the time and manner prescribed by law all Taxes required to have been withheld and/or paid in connection with amounts paid or owing to any employee, former employee, independent contractor, creditor, stockholder, or other third party.

(d) Neither Eagles nor any of the Eagles Subsidiaries (i) has requested, received or is subject to any written ruling of a taxing authority related to Taxes or has entered into any written and legally binding agreement with a taxing authority relating to Taxes or (ii) has engaged in any reportable or listed transactions, as defined in Code Section 6011 and applicable U.S. Treasury Regulations, or in any transaction of which it has made (or was required to make) disclosure to any Taxing authority to avoid the imposition of any penalties.

(e) Neither Eagles nor any of the Eagles Subsidiaries has made any payments, are obligated to make any payments, or are parties to an agreement that could obligate them to make any payments that will not be deductible under Code Sections 162(m) or 280G.

(f) Eagles has incurred no liability for any Taxes under Code Sections 1374, 857(b), 860(c) or 4981, IRS Notice 88-19, Treasury Regulation Section 1.337(d)-5, or Treasury Regulation Section 1.337-6 (or any provision of similar effect) including, without limitation, any Tax arising from a prohibited transaction described in Code Section 857(b)(6). Neither Eagles nor any Eagles Subsidiary has incurred any material liability for Taxes other than in the ordinary course of business. No event has occurred, and no condition or circumstance exists (including the current holding by Eagles or any Eagles Subsidiary of any asset the disposition of which would be subject to the preceding provisions) which presents a risk that any material Tax described in the preceding two sentences will be imposed on Eagles or any Eagles Subsidiary.

(g) Neither Eagles nor any of the Eagles Subsidiaries (i) is a party to or is otherwise subject to any Tax allocation or sharing agreement or (ii) has any liability for the Taxes of another person under law, by contract or otherwise.

(h) Eagles (i) has operated since January 1, 2006 (“Eagles Initial REIT Year”) to the date hereof, and will continue to operate in such a manner as to permit it to qualify as a real estate investment trust (a “REIT”) within the meaning of Code Section 856 through the Effective Time, and (ii) has not taken (or omitted to take) any action that could reasonably be expected to result in a challenge to its qualification as a REIT and no challenge to Eagles’ qualification as a REIT is pending or to Eagles’ knowledge is or has been threatened. Each direct or indirect Eagles Subsidiary which is a partnership, joint venture or limited liability company has since its acquisition by Eagles (A) been classified and treated for federal income tax purposes as a partnership or disregarded entity and not as a corporation or a “publicly traded partnership” within the meaning of Code Section 7704(b) that is treated as a corporation under Code Section 7704(a), and (B) not owned any assets (including, without limitation, securities) that would cause Eagles to violate Code Section 856(c)(4). Each Eagles Subsidiary which is a corporation, and each other issuer of securities in which Eagles holds securities (within the meaning of Code Section 856(c) but excluding securities of issuers described in Code Section 856(m)) having a value of more than 10 percent of the total value of the outstanding securities of such issuer has since its acquisition by Eagles been a REIT, a qualified REIT subsidiary of Eagles under Code Section 856(i), or a taxable REIT subsidiary of Eagles under Code Section 856(l). Section 3.11 of the Eagles Disclosure Schedule lists all the Eagles Subsidiaries which are (i) ”taxable REIT subsidiaries” within in the meaning of Code Section 856(l) or (ii) ”qualified REIT subsidiaries” within the meaning of Code Section 856(i).

(i) Neither Eagles nor any Eagles Subsidiary has distributed stock of another person, or has had its stock distributed by another person, in a transaction that was purported or intended to be governed in whole or in part by Code Section 355. Neither Eagles nor any of the Eagles Subsidiaries has disposed of any property in a transaction intended to qualify for tax deferred treatment under Code Section 1031 or 1033 in which Eagles or any Eagles Subsidiary, as the case may be, has yet to acquire a replacement property.

(j) Eagles does not have any earnings and profits attributable to it or any other corporation in any non-REIT year within the meaning of Code Section 857. To Eagles’ knowledge (after due investigation), (A) it is a “domestically controlled REIT” within the meaning of Code Section 897(h) and (B) is not nor has it been at any time a “United States real property holding corporation” as such term is defined in Code Section 897(c)(2).

(k) Neither Eagles nor any of the Eagles Subsidiaries has taken any action or failed to take any action, or is aware of any circumstances, that would prevent the Merger from qualifying as a reorganization within the meaning of Code Section 368(a).

3.12 Assets. Eagles owns all of the assets set forth in Section 3.12 of the Eagles Disclosure Schedule (collectively, the “Eagles Assets”) free and clear of any Encumbrances, except as set forth in Section 3.12 of the Eagles Disclosure Schedule.

3.13 Environmental Matters. Except as set forth in Section 3.13 of the Eagles Disclosure Schedule or as would otherwise not have an Eagles Material Adverse Effect, (a) Eagles and the Eagles Subsidiaries are, and

have been, in compliance with all applicable Environmental Laws and permits and authorizations thereunder; (b) there is no administrative or judicial enforcement proceeding pending, or to the knowledge of Eagles threatened, against Eagles or any Eagles Subsidiary involving Hazardous Materials or toxic fungi or mold or arising under any Environmental Law; (c) neither Eagles nor any Eagles Subsidiary or, to the knowledge of Eagles, any legal predecessor of Eagles or any Eagles Subsidiary, has received any written notice from any third party that it is potentially responsible under any Environmental Law for costs of response, property damage or for damages to natural resources, as those terms are defined under the Environmental Laws, at any location; (d) neither Eagles nor any Eagles Subsidiary has transported or disposed of, or allowed or arranged for any third party to transport or dispose of, any waste containing Hazardous Materials at any location identified as requiring response action on the Comprehensive Environmental Response, Compensation, and Liability Information System or similar state database or any location proposed for inclusion on such lists; (e) Eagles has no knowledge of any release on the real property owned or leased by Eagles or any Eagles Subsidiary or predecessor entity of Hazardous Materials that would be reasonably likely to result in a requirement under any Environmental Laws to perform a response action, the incurrence of natural resource damages or in any material liability under the Environmental Laws; and (f) to the knowledge of Eagles, none of Eagles or any Eagles Subsidiary is required, by virtue of the transactions contemplated hereby, or as a condition to the effectiveness of any transactions contemplated hereby, (i) to perform a site assessment for Hazardous Materials, (ii) to remove or remediate Hazardous Materials, (iii) to give notice to or receive approval from any governmental authority, or (iv) to record or deliver to any Person any disclosure document or statement pertaining to environmental matters.

3.14 Employee Benefit Plans.

(a) Section 3.14(a) of the Eagles Disclosure Schedule sets forth a list of every material employee benefit plan, program, agreement and arrangement, including, but not limited to, such plans as are defined in ERISA Section 3(3) and all employment, severance, defined compensation, bonus, equity-based, incentive and other plan or arrangement (“Employee Programs”), currently maintained or contributed to (or with respect to which there is any obligation to contribute) by Eagles or any ERISA Affiliate (“Eagles Employee Program”). Each Employee Program that is intended to qualify under Code Section 401(a) has received a favorable determination or opinion letter from the IRS regarding its qualification thereunder and, to Eagles’ knowledge, no event has occurred and no condition exists that is reasonably expected to result in the revocation of any such determination.

(b) With respect to each Employee Program, Eagles has provided, or made available, to the Company (if applicable to such Employee Program): (i) all documents embodying or governing such Employee Program, and any funding medium for the Employee Program (including, without limitation, trust agreements); (ii) the most recent IRS determination letter or opinion with respect to such Employee Program under Code Section 401(a); (iii) the most recently filed IRS Forms 5500; (iv) the summary plan description for such Employee Program (or other descriptions of such Employee Program provided to employees) and all modifications thereto; and (v) any insurance policy related to such Employee Program.

(c) Each Employee Program has been administered materially in accordance with the requirements of applicable law, including, without limitation, ERISA and the Code and has been and is being administered and operated in all material respects in accordance with its terms. No Employee Program is subject to Title IV of ERISA or is a multiemployer plan, within the meaning of ERISA Section 3(37).

(d) Full payment has been made, or otherwise properly accrued on the books and records of Eagles and/or any ERISA Affiliate, of all amounts that Eagles and any ERISA Affiliate are required under the terms of the Employee Programs to have paid as contributions to such Employee Programs on or prior to the date hereof and the contribution requirements, on a prorated basis, for the current year have been made or otherwise properly accrued on the books and records of Eagles and any ERISA Affiliate through the Closing Date.

(e) Neither Eagles, an ERISA Affiliate nor any person appointed or otherwise designated to act on behalf of Eagles, or an ERISA Affiliate, has engaged in any transactions in connection with any Employee Program that is reasonably expected to result in the imposition of a material penalty or pursuant to Section 502(i) of ERISA, material damages pursuant to Section 409 of ERISA or a material tax pursuant to Code Section 4975(a).

(f) No material liability, claim, action, investigation, audit or litigation has been made, commenced or, to the knowledge of Eagles, threatened with respect to any Employee Program (other than for benefits payable in the ordinary course of business).

(g) Except as set forth in Section 3.14(a) of the Eagles Disclosure Schedule, no Employee Program provides for medical or other benefits (other than under Code Section 4980B or pursuant to state health continuation laws) to any current or future retiree or former employee.

(h) Neither Eagles nor any ERISA Affiliate currently sponsors, contributes to, maintains or has any liability (whether contingent or otherwise) under (i) a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) or (ii) an employee benefit plan that is or was subject to Part 3 of Subtitle B of Title I of ERISA, or Code Section 412, or Title IV of ERISA, nor have any of them ever done so.

(i) No Eagles Employee Program that is a “welfare benefit plan” as defined in Section 3(1) of ERISA provides for continuing benefits or coverage for any participant or beneficiary or covered dependent of a participant after such participant’s termination of employment, except to the extent required by law; and all Eagles Employee Programs which provide medical, dental health or long-term disability benefits are fully.

(j) Neither Eagles nor any ERISA Affiliate has agreed or otherwise committed to, whether in writing or otherwise, to increase or improve the compensation, benefits or terms and conditions of employment or service of any director, officer, employee or consultant.

(k) Except as set forth in Section 3.14(k) of the Eagles Disclosure Schedule, no Eagles Employee Benefits Program will by itself result in the payment of money or any other property or rights, or accelerate or provide any other rights or benefits, to any current or former employee of Eagles or any Subsidiary (or other current or former service provider thereto) that would not have been required but for the transactions provided for herein.

(l) Each Eagle Employee Program that is a nonqualified deferred compensation plan within the meaning of Section 409A of the Code is identified as such in Section 3.14(l) of the Eagles Disclosure Schedule. Since December 31, 2004, each Employee Program there identified has been operated and maintained in accordance with the applicable requirements of Notice 2005-1, the proposed regulations under Section 409A of the Code and its purpose with respect to amounts deferred (within the meaning of Section 409A of the Code) after December 31, 2004.

(m) Eagles represents and agrees that it is not (i) an “employee benefit plan” as defined in ERISA, (ii) a “plan” as defined in Section 4975 of the Code, (iii) another employee benefit plan subject to any federal, state, local or foreign law substantially similar to Section 406 of ERISA or Section 4975 of the Code or (iv) an entity assets of which include (or are deemed for purposes of ERISA or Section 4975 o f the Code, or any such substantially similar law to include) assets of such an “employee benefit plan,” “plan” or other employee benefit plan.

3.15 Labor and Employment Matters.

(a) Neither Eagles nor any Eagles Subsidiary is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization, nor are there any negotiations or discussions currently pending or occurring between Eagles, or any of the Eagles Subsidiaries, and any union or employee association regarding any collective bargaining agreement or any other work rules or polices. There is no unfair labor practice or labor arbitration proceeding pending or, to the knowledge of Eagles, threatened against Eagles or any of the Eagles Subsidiaries relating to their business. To

Eagles’ knowledge, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of Eagles or any of the Eagles Subsidiaries.

(b) Except as set forth in Section 3.15 of the Eagles Disclosure Schedule, there are no proceedings pending or, to the knowledge of Eagles, threatened against Eagles or any of the Eagles Subsidiaries in any forum by or on behalf of any present or former employee of Eagles or any of the Eagles Subsidiaries, any applicant for employment or classes of the foregoing alleging breach of any express or implied employment contract, violation of any law or regulation governing employment or the termination thereof, or any other discriminatory, wrongful or tortious conduct on the part of Eagles of any of the Eagles Subsidiaries in connection with the employment relationship.

3.16 No Brokers. Neither Eagles nor any of the Eagles Subsidiaries has entered into any contract, arrangement or understanding with any Person or firm to pay any finder’s fees, brokerage or agent’s commissions or other like payments in connection with the negotiations leading to this Agreement or consummation of the Merger, except that Eagles has retained Friedman Billings Ramsey & Co., Inc. as its financial advisor in connection with the Merger. Eagles has furnished to the Company a true, complete and correct copy of all agreements between Eagles and Friedman Billings Ramsey & Co., Inc. relating to the Merger, which agreements disclose all fees payable by Eagles or any of its Subsidiaries to Friedman Billings Ramsey & Co., Inc.

3.17 Opinion of Financial Advisor. Eagles has received an opinion of Friedman Billings Ramsey & Co., Inc. to the effect that the Exchange Ratio is fair, from a financial point of view, to the holders of Eagles Common Shares. A copy of such opinion shall be delivered to the Company promptly after the date hereof.

3.18 Vote Required. The affirmative vote of the holders of majority of the outstanding Eagles Common Shares is the only vote of the holders of any class or series of capital stock of Eagles or any Eagles Subsidiary, necessary to approve this Agreement.

3.19 Material Contracts.

(a) Section 3.19(a) of the Eagles Disclosure Schedule sets forth a list of all Material Contracts to which Eagles or any Eagles Subsidiary is a party. Except as set forth in Section 3.19(a) of the Eagles Disclosure Schedule, to Eagles’ knowledge neither Eagles nor any Eagles Subsidiary is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under) any Material Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to have an Eagles Material Adverse Effect, nor will the consummation of the Merger result in any third party having any right of termination, amendment, acceleration, or cancellation of or loss or change in a benefit under any Material Contract, except for such terminations, amendments, accelerations, cancellations, losses or changes in a benefit that would not, individually or in the aggregate reasonably be expected to have an Eagles Material Adverse Effect.

(b) Section 3.19(b) of the Eagles Disclosure Schedule sets forth (i) a list of all loan or credit agreements, notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which Eagles or any Eagles Subsidiary has outstanding any material Indebtedness, other than Indebtedness payable to Eagles or an Eagles Subsidiary; and (ii) the respective principal amounts outstanding thereunder on March 31, 2006.

3.20 Insurance. Section 3.20 of the Eagles Disclosure Schedule sets forth all material policies of insurance to which Eagles or any Eagles Subsidiary is a party. Eagles maintains insurance coverage with reputable insurers, or maintains self-insurance practices, in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to that of Eagles (taking into account the cost and availability of such insurance). There is no claim by Eagles or any Eagles Subsidiary pending under any such policies which (a) has been denied or disputed by the insurer or (b) would reasonably be likely to have, individually or in the aggregate, an Eagles Material Adverse Effect. All such insurance policies are in full force and effect, all premiums due and payable thereon have been paid, and no written notice of cancellation or termination has been received by Eagles with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation.

3.21 Definition of Eagles’ Knowledge. As used in this Agreement, the phrase “to the knowledge of Eagles” or any similar phrase means the actual (and not the constructive or imputed) knowledge of those individuals identified in Section 3.21 of the Eagles Disclosure Schedule.

3.22 Proxy Statement; Eagles Information. The information relating to Eagles and the Eagles Subsidiaries supplied by Eagles for inclusion in the Proxy Statement, the Offer Documents, the Registration Statement and any other documents filed with the SEC in connection herewith, will not, (1) in the case of the Proxy Statement and any other documents filed with the SEC in connection therewith, on the date the Proxy Statement is first mailed to holders of Company Common Shares or at the time of the Company Stockholders Meeting, (2) in the case of the Offer Documents, on the date the Offer Documents are filed with the SEC, distributed to holders of Company Common Shares and upon the closing of the Repurchase Offer, and (3) in the case of the Registration Statement, upon the Registration Statement becoming effective, contain any untrue statement of any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading at the time and in light of the circumstances under which such statement is made, except that no representation is made by the Eagles with respect to any other information included therein.

3.23 No Payments to Employees, Officers or Directors. Except as set forth in Section 3.23 of the Eagles Disclosure Schedule, (a) there is no employment or severance payment payable or other benefit due on a change of control or otherwise as a result of the consummation of the Merger or any of the other transactions contemplated hereby, with respect to any employee, officer or director of Eagles or any Eagles Subsidiary; (b) no Employee Program provides for any gross-up payment to any current or former employee in the event that such employee or former employee becomes subject to an excise tax or other penalty under Code Section 409A; and (iii) neither the execution of this Agreement, stockholder approval of this Agreement, nor the consummation of the transactions contemplated hereby will, alone or in conjunction with another event (e.g., termination of employment), result in payments under any of the Employee Programs which would not be deductible under Code Section 162(m) or Code Section 280G.

3.24 Intellectual Property. Eagles and the Eagles Subsidiaries own, possess or hold valid rights to use all trademarks, trade names, patents, service marks, brand marks, brand names, computer programs, databases, industrial designs and copyrights necessary for the operation of their businesses (collectively, the “Intellectual Property”). All of the Intellectual Property is owned or licensed by Eagles or its subsidiaries free and clear of any and all Liens, and neither Eagles nor any of its subsidiaries has forfeited or otherwise relinquished any Intellectual Property which forfeiture has resulted in, individually or in the aggregate, or would result in an Eagles Material Adverse Effect. The use of the Intellectual Property by Eagles or the Eagles Subsidiaries does not conflict with, infringe upon, violate or interfere with or constitute an appropriation of any right, title, interest or goodwill, including, without limitation, any intellectual property right, trademark, trade name, patent, service mark, brand mark, brand name, computer program, database, industrial design, copyright or any pending application therefor, of any other Person, and there have been no claims made against Eagles or any Eagles Subsidiary, and neither Eagles nor any of the Eagles Subsidiaries has received any notice of any claim or otherwise has knowledge that any of the Intellectual Property is invalid or conflicts with the asserted rights of any other Person or has not been used or enforced or has failed to have been used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of any of the Intellectual Property, except, in all such cases, as would not have, individually or in the aggregate, an Eagles Material Adverse Effect.

3.25 Investment Company Act of 1940. Neither Eagles nor any of the Eagles Subsidiaries is, or at the Effective Time will be, required to be registered as an investment company under the Investment Company Act of 1940, as amended.

ARTICLE IV

Representations and Warranties of the Company and MergerCo

Except as set forth in the disclosure schedules delivered at or prior to the execution hereof which disclosure schedule identifies exceptions only by the specific Section or subsection to which each entry relates or to any other Section or subsection to which the applicability of the exception is readily apparent on its face (the “Company Disclosure Schedule”), the Company and MergerCo hereby jointly and severally represent and warrant to Eagles as follows:

4.1 Existence; Good Standing; Authority; Compliance with Law.

(a) Each of the Company and MergerCo is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Except as set forth in Section 4.1(a) of the Company Disclosure Schedule, each of the Company and MergerCo is duly qualified or licensed to do business as a foreign corporation and is in good standing under the laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each of the Company and MergerCo has all requisite corporate power and authority to own, operate, lease and encumber its assets and carry on its business as now conducted.

(b) Each of the Subsidiaries of the Company listed in Section 4.1(b) of the Company Disclosure Schedule (the “Company Subsidiaries”) is a corporation, limited partnership, limited liability company or trust, duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Except as set forth in Section 4.1(b) of the Company Disclosure Schedule, each Company Subsidiary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification or licensing, except for jurisdictions in which such failure to be so qualified, licensed or to be in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each Company Subsidiary has all requisite corporate or other power and authority to own, operate, lease and encumber its assets and carry on its business as now conducted. The Company has no other Subsidiaries other than the Company Subsidiaries. Neither the Company nor any Company Subsidiary has any predecessors other than as set forth on Section 4.1(b) of the Company Disclosure Schedule.

(c) Except as set forth in Section 4.1(c) of the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries is in violation of any order of any court, governmental authority or arbitration board or tribunal, or any law, ordinance, governmental rule or regulation to which the Company or any Company Subsidiary or any of their respective properties or assets is subject, where such violation, alone or together with all other violations, would reasonably be expected to have a Company Material Adverse Effect. The Company and the Company Subsidiaries have obtained all licenses, permits and other authorizations and have taken all actions required by applicable law or governmental regulations in connection with their businesses as now conducted, except where the failure to obtain any such license, permit or authorization or to take any such action, alone or together with all other such failures, would not reasonably be expected to have a Company Material Adverse Effect.

(d) The Company has previously provided or made available to Eagles true and complete copies of the articles of incorporation and bylaws and the other charter documents, bylaws, organizational documents and partnership, limited liability company, trust agreements and joint venture agreements (and in each such case, all amendments thereto) of the Company and each of the Company Subsidiaries as in effect on the date of this Agreement.

4.2 Authorization, Takeover Laws, Validity and Effect of Agreements. Each of the Company and MergerCo has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and perform its obligations hereunder. Subject only to the approval of this Agreement by the holders of Company Common Shares, the execution, delivery and performance by the Company and MergerCo of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of the Company and MergerCo. In connection with the foregoing, the Company Board and the Board of Directors of MergerCo have taken such actions and votes as are necessary on their part to render the provisions of any “fair price,” “moratorium,” “control share acquisition” or any other anti-takeover statute or similar federal or state statute inapplicable to this Agreement, the Merger and the transactions contemplated by this Agreement. This Agreement, assuming due and valid authorization, execution and delivery hereof by Eagles, constitutes a valid and legally binding obligation of the Company and MergerCo, enforceable against the Company and MergerCo in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general principles of equity.

4.3 Capitalization.

(a) The authorized capital stock of the Company consists of 100,000,000 Company Common Shares and 50,000,000 shares of preferred stock, par value $0.001 per share (the “Company Preferred Stock). As of April 26, 2006 (i) 10,516,600 Company Common Shares were issued and outstanding, (ii) no shares of the Company Preferred Stock were issued and outstanding, (iii) 1,045,000 Company Common Shares have been authorized and reserved for issuance pursuant to any employer stock option or compensation plan or arrangement of the Company (the “Company Stock Option Plans”), (iv) 80,000 qualified or nonqualified options to purchase Company Common Shares (the “Company Stock Options”) were outstanding and (v) Warrants to acquire 233,000 Company Common Shares were outstanding. A complete list of all the Company Stock Option Plans is set forth in Section 4.3(a) of the Company Disclosure Schedule. As of the date of this Agreement, the Company had no Company Common Shares outstanding or reserved for issuance other than as described above. All such issued and outstanding shares of capital stock of the Company are, and all shares thereof which may be issued prior to the Closing Date will be, when issued, duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

(b) Except as set forth in Section 4.3(b) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary has any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.

(c) Except as set forth in this Section 4.3 or in Section 4.3(c) of the Company Disclosure Schedule and except for (i) the Company Stock Options, (ii) long term incentive awards set forth in Section 4.3(e) of the Company Disclosure Schedule or (iii) out performance plan awards set forth in Section 4.3(e) of the Company Disclosure Schedule, as of the date of this Agreement, there are not any outstanding securities or any options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Company or any Company Subsidiary to issue, transfer, sell or repurchase, redeem or otherwise acquire any securities of the Company or any Company Subsidiary. Section 4.3(c) of the Company Disclosure Schedule sets forth a true, complete and correct list of the Company Stock Options, including the name of the Person to whom such Company Stock Options have been granted, the number of shares subject to each Company Option and the per share exercise price for each Company Option. True and complete copies of all instruments (or the forms of such instruments) referred to in this Section 4.3(c) have been furnished or made available to Eagles.

(d) Section 4.3(d) of the Company Disclosure Schedule sets forth a true, complete and correct list of all restricted stock awards granted under the Company Stock Option Plans, including the name of the Person to whom such restricted stock awards have been granted and the number of shares included in each restricted stock award. True and complete copies of all instruments (or the forms of such instruments) referred to in this Section 4.3(d) have been furnished or made available to Eagles. The Company has not issued any stock appreciation rights.

(e) Except as set forth in Section 4.3(e) of the Company Disclosure Schedule, there are no agreements or understandings to which the Company or any Company Subsidiary is a party with respect to the voting of any shares of capital stock of the Company or which restrict the transfer of any such shares, nor does the Company have knowledge of any third party agreements or understandings with respect to the voting of any such shares or which restrict the transfer of any such shares.

(f) Except as set forth in Section 4.3(f) of the Company Disclosure Schedule, there are no outstanding contractual obligations of the Company or any Company Subsidiary to issue, repurchase, redeem or otherwise acquire any shares of capital stock, partnership interests or any other securities of the Company or any Company Subsidiary.

(g) Except as set forth in Section 4.3(g) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary is under any obligation, contingent or otherwise, by reason of any agreement to register the offer and sale or resale of any of their securities under the Securities Act.

4.4 Subsidiaries. Section 4.1(b) of the Company Disclosure Schedule sets forth the name, jurisdictions of incorporation or organization of each Company Subsidiary. All issued and outstanding shares or other equity interests of each Company Subsidiary are duly authorized, validly issued, fully paid and nonassessable. Except as set forth in Section 4.1(b) of the Company Disclosure Schedule, all issued and outstanding shares or other equity interests of each Company Subsidiary are (a) owned directly or indirectly by the Company free and clear of all Encumbrances and (b) free of all other restrictions (including restrictions on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests) other than those set forth in the organizational documents and those imposed by applicable securities laws. There are not any existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate any Company Subsidiary to issue, transfer or sell any equity interests of such Company Subsidiary. Except as set forth in Section 4.4 of the Company Disclosure Schedule, there are no outstanding contractual obligations of any Company Subsidiary to repurchase, redeem or otherwise acquire any equity interest of such Company Subsidiary.

MergerCo was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

4.5 Other Interests. Except for the interests in the Company Subsidiaries set forth in Section 4.1(b) of the Company Disclosure Schedule and except as set forth in Section 4.5 of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any Person (other than investments in short-term investment securities). Except as set forth in Sections 4.4 and 4.5 of the Company Disclosure Schedule, no Affiliate of the Company or any Company Subsidiary owns any interest or investment (whether equity or debt) in any Company Subsidiary.

4.6 Consents and Approvals; No Violations. Except as set forth in Section 4.6 of the Company Disclosure Schedule, assuming the approval of this Agreement by holders of the Company Common Shares and except (a) for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, the Securities Act, state securities or state “blue sky” laws, any antitrust laws and (b) for filing of the Articles of Merger, none of the execution, delivery or performance of this Agreement by the Company and MergerCo, the consummation by the Company and MergerCo of the transactions contemplated hereby or compliance by the Company and MergerCo with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the organizational documents of the Company or any Company Subsidiary, including MergerCo, (ii) require any filing by the Company or MergerCo with, notice to, or permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a violation or breach by the Company or MergerCo of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or loss of benefit) under, any of the terms, conditions or provisions of any Material Contract to which the Company or any Company Subsidiary is a party or by which it or any of its respective properties or assets may be bound, or (iv) violate any Law applicable to the Company or any Company Subsidiary or any of its respective properties or assets excluding from the foregoing clauses (ii), (iii) and (iv) such filings, notices, permits, authorizations, consents, approvals, violations, breaches or defaults which would not, individually or in the aggregate, (A) prevent or materially delay consummation of the Merger, (B) otherwise prevent or materially delay performance by the Company of its material obligations under this Agreement or (C) reasonably be expected to have a Company Material Adverse Effect.

4.7 No Restraints. Neither the Company nor any Company Subsidiary is or will be subject to any outstanding judgment, order, restraining order, and/or injunction (temporary or otherwise), decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other Governmental Entity or other legal restraint or prohibition, or is party to any written agreement, consent agreement or memorandum of understanding that materially restricts the conduct of its business or that relates to policies, affairs, managements or its business, except any such judgments, orders, injunctions, decrees, statutes, laws, ordinances, rules, regulations or restrictions that would not have a Company Material Adverse Effect.

4.8 SEC Reports. Except as set forth in Section 4.8 of the Company Disclosure Schedule, the Company has timely filed (and, from the date hereof until the Closing Date, will timely file) all required forms and reports (and all certificates required pursuant to the Sarbanes-Oxley Act of 2002 (“SOX”)) with the SEC since December 31, 2003 (collectively, the “Company SEC Reports”), all of which were (and will be) prepared in all material respects in accordance with the applicable requirements of the Exchange Act, the Securities Act and the rules and regulations promulgated thereunder (the “Securities Laws”). As of their respective dates, the Company SEC Reports (a) complied as to form in all material respects with the applicable requirements of the Securities Laws and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets of the Company included in or incorporated by reference into the Company SEC Reports (including the related notes and schedules) complied as to form, as of their report filing dates, in all material respects with the Securities Laws and fairly presents in all material respects the consolidated financial position of the Company and the Company Subsidiaries as of its date and each of the consolidated statements of income, retained earnings and cash flows of the Company included in or incorporated by reference into the Company SEC Reports (including any related notes and schedules) fairly presents in all material respects the results of operations, retained earnings or cash flows, as the case may be, of the Company and the Company Subsidiaries for the periods set forth therein, in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, as permitted by Form 10-Q pursuant to Sections 13 or 15(d) of the Exchange Act and for normal year-end audit adjustments which would not be material in amount or effect. To the knowledge of the Company, there are no outstanding and unresolved comments from the SEC with respect to any of the Company SEC Reports. No Company Subsidiary is required to make any filing with the SEC. The Company has established and maintains a system of “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles (“US GAAP”), consistently applied, (ii) that transactions are executed only in accordance with the authorization of management and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s assets. As of December 31, 2005, (x) there were no “material weaknesses” (as defined by the Public Company Accounting Oversight Board) and (y) there was no series of multiple “significant deficiencies” (as defined by the Public Company Accounting Oversight Board) that was reasonably likely to collectively represent a “material weakness” in the design or operation of the Company’s internal controls. Since December 31, 2005, neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, the Company’s independent auditors, have identified or been made aware of (A) any material weakness in the system of internal controls utilized by the Company and its Subsidiaries, (B) any fraud, whether or not material, that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal controls utilized by the Company and its Subsidiaries or (C) any material claim or allegation regarding any of the foregoing.

The “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) utilized by the Company are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information required to be disclosed is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to enable the Chief Executive Officer and Chief Financial Officer of the Company to make the certifications required under the Exchange Act with respect to such reports.

The Company has provided Eagles true and complete copies of all management letters received from its independent auditors since December 31, 2003, and if no such management letters have been received, the Company has provided copies of all correspondence from its independent auditors during such period relating to subject matter of the same type as would be included in a management letter.

There are no liabilities of the Company or any of its subsidiaries of any kind whatsoever, known or unknown, whether or not accrued and whether or not contingent or absolute, other than (i) liabilities disclosed in the Company’s consolidated balance sheet as of December 31, 2005 included in the Company’s Annual Report on Form 10-K for the fiscal year ended such date and (ii) liabilities incurred in the ordinary course of business consistent with past practice since such date, none of which are reasonably expected to result in a Material Adverse Effect on the Company.

4.9 Litigation. Except as set forth in the Company SEC Reports or in Section 4.9 of the Company Disclosure Schedule, (a) there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company or any of the Company Subsidiaries and (b) neither the Company nor any Company Subsidiary is subject to any outstanding order, writ, judgment, injunction or decree of any Governmental Entity or the person which, in the case of (a) or (b), would, individually or in the aggregate, (i) prevent or materially delay the consummation of the Merger, (ii) otherwise prevent or materially delay performance by the Company of any of its obligations under this Agreement or (iii) reasonably be expected to have a Company Material Adverse Effect. Section 4.9 of the Company Disclosure Schedule sets forth any suit, claim, action, proceeding or investigation that is pending or, to the knowledge of the Company, threatened against the Company or any of the Company Subsidiaries and any outstanding order, writ, judgment, injunction or decree of any Governmental Entity or other person against the Company or any Company Subsidiary.

The Company and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Authorities necessary for the lawful conduct of their respective businesses (the “Company Permits”), except for failures to hold such Company Permits that would not have a Material Adverse Effect on the Company. The Company and its subsidiaries are in compliance with the terms of the Company Permits, except where the failure so to comply would not have a Material Adverse Effect on the Company. The businesses of the Company and its subsidiaries have not been and are not being conducted in violation of any law except for violations that would not have a Material Adverse Effect on the Company. No investigation or review by any Governmental Authority with respect to the Company or any of its subsidiaries is pending or, to the best knowledge of the Company, threatened, nor has any Governmental Authority indicated an intention to conduct any such investigation or review, other than, in each case, where the outcome would not have a Material Adverse Effect on the Company.

4.10 Absence of Certain Changes. Except as disclosed in the Company SEC Reports or in Section 4.10 of the Company Disclosure Schedule, from December 31, 2005 through the date hereof, there has not been a Company Material Adverse Effect and the Company and the Company Subsidiaries have conducted their businesses only in the ordinary course of business and there has not been any action contemplated by Section 5.2.

4.11 Taxes. Except as otherwise provided in Section 4.11 of the Company Disclosure Schedule:

(a) For the taxable year commencing with their respective dates of formation (the “Company Initial Tax Year”), and each taxable year thereafter, each of the Company and the Company Subsidiaries (i) has timely filed all Tax Returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a Governmental Entity have authority to do so), and all such Tax Returns and reports are true, accurate and complete in all material respects, and (ii) has paid (or the Company has paid on its behalf) within the time and manner prescribed by law, all Taxes. The most recent financial statements contained in the Company SEC Documents reflect an adequate reserve for all material Taxes payable by the Company and each Company Subsidiary for all taxable periods and portions thereof through the date of such financial statements. Each of the Company and the Company Subsidiaries has established (and through the Closing Date will continue to establish and maintain) on its books and records reserves in accordance with GAAP that are adequate for the payment of all material liabilities for Taxes accruing through the period covered by such books and records. True, correct and complete copies of all federal, state and local Tax Returns for the Company and each Company Subsidiary and all written communications with any taxing authority relating to such Tax Returns requested by Eagle or its representatives have been delivered or made available to representatives of Eagles. Section 4.11 of the Company Disclosure Schedule lists all federal and state income Tax Returns filed with respect to the Company and all the Company Subsidiaries that have been audited, and indicates those Tax Returns, if any, that currently are the subject of audit. No unpaid deficiencies for any Taxes have been proposed, asserted or assessed in writing against the Company or any of the Company Subsidiaries, including claims by any taxing authority in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns that the Company or such Company Subsidiary is, or may be, subject to taxation by that jurisdiction, and no requests for waivers of any statute of limitations in respect of Taxes have been made and no extensions of the time to assess or collect any such Tax are pending and no such waiver remains in effect. There are no liens for Taxes upon the assets of the Company or any Company Subsidiary except for statutory liens for Taxes not yet due. Neither the Company nor any of the Company Subsidiaries is a party to or subject of any audit, examination, action or proceedings by any taxing authority for assessment or collection of any Tax, to the knowledge of the Company no audit, examination, action or proceeding in respect of Taxes involving the Company or any Company Subsidiary is being considered by any Tax authority, and no claim for assessment or collection of any Tax has been assessed against the Company or any Company Subsidiary.

(b) The Company and each of the Company Subsidiaries have withheld and paid within the time and manner prescribed by law all Taxes required to have been withheld and/or paid in connection with amounts paid or owing to any employee, former employee, independent contractor, creditor, stockholder, or other third party.

(c) The Company has no class of outstanding stock that is not regularly traded on an established securities market under Code Section 1445(b)(6).

(d) Neither the Company nor any of the Company Subsidiaries (i) has requested, received or is subject to any written ruling of a taxing authority related to Taxes or has entered into any written and legally binding agreement with a taxing authority relating to Taxes or (ii) has engaged in any reportable or listed transactions, as defined in Code Section 6011 and applicable U.S. Treasury Regulations, or in any transaction of which it has made (or was required to make) disclosure to any Taxing authority to avoid the imposition of any penalties.

(e) Neither the Company nor any of the Company Subsidiaries (i) is a party to or is otherwise subject to any Tax allocation or sharing agreement or (ii) has any liability for the Taxes of another person under law, as a transferee or successor, by contract or otherwise.

(f) Neither the Company nor any of the Company Subsidiaries has made any payments, are obligated to make any payments, or are parties to an agreement that could obligate them to make any payments that will not be deductible under Code Sections 162(m) or 280G.

(g) The Company has incurred no liability for any Taxes under Code Sections 1374, 857(b), 860(c) or 4981, IRS Notice 88-19, Treasury Regulation Section 1.337(d)-5, or Treasury Regulation Section 1.337-6 (or any provision of similar effect) including, without limitation, any Tax arising from a prohibited transaction described in Code Section 857(b)(6). Neither the Company nor any Company Subsidiary has incurred any material liability for Taxes other than in the ordinary course of business. No event has occurred, and no condition or circumstance exists (including the current holding by the Company or any Company Subsidiary of any asset the disposition of which would be subject to the preceding provisions) which presents a risk that any material Tax described in the preceding two sentences will be imposed on the Company or any Company Subsidiary.

(h) The Company (i) for each of its taxable years commencing with its taxable year beginning on January 1, 2004 (the “Company’s Initial REIT Year”) has been subject to taxation as a REIT within the meaning of Code Section 856 and has satisfied all requirements to qualify as a REIT for such years (ii) has operated since December 31, 2005 to the date hereof, and will continue to operate, in such a manner as to permit it to continue to qualify as a REIT, and (iii) has not taken (or omitted to take) any action that could reasonably be expected to result in a challenge to its qualification as a REIT and no challenge to the Company’s qualification as a REIT is pending or to the Company’s knowledge is or has been threatened. Each direct or indirect Company Subsidiary which is a partnership, joint venture or limited liability company has since its acquisition by the Company (A) been classified and treated for federal income tax purposes as a partnership or disregarded entity and not as a corporation or a “publicly traded partnership” within the meaning of Code Section 7704(b) that is treated as a corporation under Code Section 7704(a), and (B) not owned any assets (including, without limitation, securities) that would cause the Company to violate Code Section 856(c)(4). Each Subsidiary of the Company which is a corporation, and each other issuer of securities in which the Company holds securities (within the meaning of Code Section 856(c) but excluding securities of issuers described in Code Section 856(m)) having a value of more than 10 percent of the total value of the outstanding securities of such issuer has since its acquisition by the Company been a REIT, a qualified REIT subsidiary of the Company under Code Section 856(i), or a taxable REIT subsidiary of the Company under Code Section 856(l). Section 4.11 of the Company Disclosure Schedule lists all the Company Subsidiaries which are (i) ”taxable REIT subsidiaries” within in the meaning of Code Section 856(l) or (ii) ”qualified REIT subsidiaries” within the meaning of Code Section 856(i).

(i) Neither the Company nor any Company Subsidiary has distributed stock of another person, or has had its stock distributed by another person, in a transaction that was purported or intended to be governed in whole or in part by Code Section 355. Neither the Company nor any of the Company Subsidiaries has disposed of any property in a transaction intended to qualify for tax deferred treatment under Code Sections 1031 or 1033.

(j) The Company does not have any earnings and profits attributable to it or any other corporation in any non-REIT year within the meaning of Code Section 857. To the Company’s knowledge (after due investigation), (A) it is a “domestically controlled REIT” within the meaning of Code Section 897(h) and (B) is not nor has it been at any time a “United States real property holding corporation” as such term is defined in Code Section 897(c)(2).

(k) Neither the Company nor any of the Company Subsidiaries has taken any action or failed to take any action, or is aware of any circumstance, that would prevent the Merger from qualifying as a reorganization within the meaning of Code Section 368(a).

4.12 Assets. The Company owns all of the assets set forth in Section 4.12 of the Company Disclosure Schedule (collectively, the “the Company Assets”) free and clear of any Encumbrances, except as set forth in Section 4.12 of the Company Disclosure Schedule.

4.13 Environmental Matters. Except as set forth in Section 4.13 of the Company Disclosure Schedule or as would otherwise not have a Company Material Adverse Effect, (a) the Company and the Company Subsidiaries are, and have been, in compliance with all applicable Environmental Laws and permits and authorizations thereunder; (b) there is no administrative or judicial enforcement proceeding pending, or to the knowledge of the Company threatened, against the Company or any Company Subsidiary involving Hazardous Materials or toxic fungi or mold or arising under any Environmental Law; (c) neither the Company nor any Company Subsidiary or, to the knowledge of the Company, any legal predecessor of the Company or any Company Subsidiary, has received any written notice from any third party that it is potentially responsible under any Environmental Law for costs of response, property damage or for damages to natural resources, as those terms are defined under the Environmental Laws, at any location; (d) neither the Company nor any Company Subsidiary has transported or disposed of, or allowed or arranged for any third party to transport or dispose of, any waste containing Hazardous Materials at any location identified as requiring response action on the Comprehensive Environmental Response, Compensation, and Liability Information System or similar state database or any location proposed for inclusion on such lists; (e) the Company has no knowledge of any release on the real property owned or leased by the Company or any Company Subsidiary or predecessor entity of Hazardous Materials that would be reasonably likely to result in a requirement under any Environmental Laws to perform a response action, the incurrence of natural resource damages or in any material liability under the Environmental Laws; and (f) to the knowledge of the Company, none of the Company or any Company Subsidiary is required, by virtue of the transactions contemplated hereby, or as a condition to the effectiveness of any transactions contemplated hereby, (i) to perform a site assessment for Hazardous Materials, (ii) to remove or remediate Hazardous Materials, (iii) to give notice to or receive approval from any governmental authority, or (iv) to record or deliver to any Person any disclosure document or statement pertaining to environmental matters.

4.14 Employee Benefit Plans.

(a) Section 4.14(a) of the Company Disclosure Schedule sets forth a list of every material Employee Program, currently maintained or contributed to (or with respect to which there is any obligation to contribute) by the Company or any ERISA Affiliate (“Company Employee Program”). Each Employee Program that is intended to qualify under Code Section 401(a) has received a favorable determination or opinion letter from the IRS regarding its qualification thereunder and, to the Company’s knowledge, no event has occurred and no condition exists that is reasonably expected to result in the revocation of any such determination.

(b) With respect to each Employee Program, the Company has provided, or made available, to Eagles (if applicable to such Employee Program): (i) all documents embodying or governing such Employee Program, and any funding medium for the Employee Program (including, without limitation, trust agreements); (ii) the most recent IRS determination letter or opinion with respect to such Employee Program under Code Section 401(a); (iii) the most recently filed IRS Forms 5500; (iv) the summary plan description for such Employee Program (or other descriptions of such Employee Program provided to employees) and all modifications thereto; and (v) any insurance policy related to such Employee Program.

(c) Each Employee Program has been administered in accordance with the requirements of applicable law, including, without limitation, ERISA and the Code, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, and has been and is being administered and operated in all material respects in accordance with its terms. No Employee Program is subject to Title IV of ERISA or is a multiemployer plan, within the meaning of ERISA Section 3(37).

(d) Full payment has been made, or otherwise properly accrued on the books and records of the Company and/or any ERISA Affiliate, of all amounts that the Company and any ERISA Affiliate are required under the terms of the Employee Programs to have paid as contributions to such Employee Programs on or prior to the date hereof and the contribution requirements, on a prorated basis, for the current year have been made or otherwise properly accrued on the books and records of the Company and any ERISA Affiliate through the Closing Date.

(e) Neither the Company, an ERISA Affiliate nor any person appointed or otherwise designated to act on behalf of the Company, or an ERISA Affiliate, has engaged in any transactions in connection with any Employee Program that is reasonably expected to result in the imposition of a material penalty or pursuant to Section 502(i) of ERISA, material damages pursuant to Section 409 of ERISA or a material tax pursuant to Code Section 4975(a).

(f) No material liability, claim, action, investigation, audit or litigation has been made, commenced or, to the knowledge of the Company, threatened with respect to any Employee Program (other than for benefits payable in the ordinary course of business).

(g) Except as set forth in Section 4.14(a) of the Company Disclosure Schedule, no Employee Program provides for medical benefits (other than under Code Section 4980B or pursuant to state health continuation laws) to any current or future retiree or former employee.

(h) Neither the Company nor any ERISA Affiliate currently sponsors, contributes to, maintains or has any liability (whether contingent or otherwise) under (i) a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) or (ii) an employee benefit plan that is or was subject to Part 3 of Subtitle B of Title I of ERISA, or Code Section 412, or Title IV of ERISA, nor have any of them ever done so.

(i) No Company Employee Program that is a “welfare benefit plan” as defined in Section 3(1) of ERISA provides for continuing benefits or coverage for any participant or beneficiary or covered dependent of a participant after such participant’s termination of employment, except to the extent required by law; and all Company Employee Programs which provide medical, dental health or long-term disability benefits are fully.

(j) Neither the Company nor any ERISA Affiliate has agreed or otherwise committed to, whether in writing or otherwise, to increase or improve the compensation, benefits or terms and conditions of employment or service of any director, officer, employee or consultant.

(k) Except as set forth in Section 4.14(k) of the Company Disclosure Schedule, no Company Employee Benefits Program will by itself result in the payment of money or any other property or rights, or accelerate or provide any other rights or benefits, to any current or former employee of the Company or any Subsidiary (or other current or former service provider thereto) that would not have been required but for the transactions provided for herein.

(l) Each Company Employee Program that is a nonqualified deferred compensation plan within the meaning of Section 409A of the Code is identified as such in Section 4.14(l) of the Company Disclosure Schedule. Since December 31, 2004, each Employee Program there identified has been operated and maintained in accordance with the applicable requirements of Notice 2005-1, the proposed regulations under Section 409A of the Code and its purpose with respect to amounts deferred (within the meaning of Section 409A of the Code) after December 31, 2004.

(m) The Company represents and agrees that it is not (i) an “employee benefit plan” as defined in ERISA, (ii) a “plan” as defined in Section 4975 of the Code, (iii) another employee benefit plan subject to any federal, state, local or foreign law substantially similar to Section 406 of ERISA or Section 4975 of the Code or (iv) an entity assets of which include (or are deemed for purposes of ERISA or Section 4975 o f the Code, or any such substantially similar law to include) assets of such an “employee benefit plan,” “plan” or other employee benefit plan.

4.15 Labor and Employment Matters.

(a) Neither the Company nor any Company Subsidiary is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization, nor are there any negotiations or discussions currently pending or occurring between the Company, or any of the Company Subsidiaries, and any union or employee association regarding any collective bargaining agreement or any other work rules or polices. There is no unfair labor practice or labor arbitration proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Company Subsidiaries relating to their business. To the Company’s knowledge, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company or any of the Company Subsidiaries.

(b) Except as set forth in Section 4.15 of the Company Disclosure Schedule, there are no proceedings pending or, to the knowledge of the Company, threatened against the Company or any of the Company

Subsidiaries in any forum by or on behalf of any present or former employee of the Company or any of the Company Subsidiaries, any applicant for employment or classes of the foregoing alleging breach of any express or implied employment contract, violation of any law or regulation governing employment or the termination thereof, or any other discriminatory, wrongful or tortious conduct on the part of the Company of any of the Company Subsidiaries in connection with the employment relationship.

4.16 No Brokers. Neither the Company nor any of the Company Subsidiaries has entered into any contract, arrangement or understanding with any Person or firm to pay any finder’s fees, brokerage or agent’s commissions or other like payments in connection with the negotiations leading to this Agreement or consummation of the Merger, except that the Company has retained Banc of America Securities LLC as its financial advisor in connection with the Merger. The Company has furnished to Eagles a true, complete and correct copy of all agreements between the Company and Banc of America Securities LLC relating to the Merger, which agreements disclose all fees payable by the Company or any of its Subsidiaries to Banc of America Securities LLC.

4.17 Opinion of Financial Advisor. The Special Committee of the Company Board has received an opinion from Banc of America Securities LLC to the effect that, as of the date of this Agreement and subject to various assumptions and limitations set forth therein, the Exchange Ratio is fair, from a financial point of view, to the Company. A copy of such opinion shall be delivered by the Company to Eagles promptly after the date hereof for informational purposes only.

4.18 Vote Required. The affirmative vote of the holders of a majority of Company Common Shares present at the Company Stockholders Meeting, so long as a quorum is present, in accordance with the NYSE rules, is the only vote of the holders of any class or series of capital stock of the Company or any Company Subsidiary, necessary to approve this Agreement.

4.19 Material Contracts.

(a) Except as set forth in Section 4.19(a) of the Company Disclosure Schedule, the Company SEC Reports list all Material Contracts. Except as set forth in Section 4.19(a) of the Company Disclosure Schedule, to the Company’s knowledge neither the Company nor any Company Subsidiary is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under) any Material Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, nor will the consummation of the Merger result in any third party having any right of termination, amendment, acceleration, or cancellation of or loss or change in a benefit under any Material Contract, except for such terminations, amendments, accelerations, cancellations, losses or changes in a benefit that would not, individually or in the aggregate reasonably be expected to have a Company Material Adverse Effect.

(b) Except for any of the following identified in the Company SEC Reports, Section 4.19(b) of the Company Disclosure Schedule sets forth (i) a list of all loan or credit agreements, notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which the Company or any Company Subsidiary has outstanding any material Indebtedness, other than Indebtedness payable to the Company or a Company Subsidiary; and (ii) the respective principal amounts outstanding thereunder on March 31, 2006.

4.20 Insurance. Section 4.20 of the Company Disclosure Schedule sets forth all material policies of insurance to which the Company or any Company Subsidiary is a party. The Company maintains insurance coverage with reputable insurers, or maintains self-insurance practices, in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to that of the Company (taking into account the cost and availability of such insurance). There is no claim by the Company or any Company Subsidiary pending under any such policies which (a) has been denied or disputed by the insurer or

(b) would reasonably be likely to have, individually or in the aggregate, a Company Material Adverse Effect. All such insurance policies are in full force and effect, all premiums due and payable thereon have been paid, and no written notice of cancellation or termination has been received by the Company with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation.

4.21 Definition of the Company’s Knowledge. As used in this Agreement, the phrase “to the knowledge of the Company” or any similar phrase means the actual (and not the constructive or imputed) knowledge of those individuals identified in Section 4.21 of the Company Disclosure Schedule.

4.22 Proxy Statement; the Company Information. Except with respect to information supplied by Eagles for inclusion therein, the Proxy Statement, the Offer Documents, the Registration Statement and any other documents filed by the Company with the SEC in connection therewith will comply in all material respects with the requirements of the Securities Laws. The information relating to the Company and the Company Subsidiaries to be contained or incorporated by reference in the Proxy Statement, the Offer Documents, the Registration Statement and any other documents filed with the SEC in connection herewith, will not, (1) in the case of the Proxy Statement and any other documents filed with the SEC in connection therewith, on the date the Proxy Statement is first mailed to holders of Company Common Shares or at the time of the Company Stockholders Meeting, (2) in the case of the Offer Documents, on the date the Offer Documents are filed with the SEC, distributed to holders of Company Common Shares and upon the closing of the Repurchase Offer, and (3) in the case of the Registration Statement, upon the Registration Statement becoming effective, contain any untrue statement of any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading at the time and in light of the circumstances under which such statement is made, except that no representation is made by the Company with respect to the information supplied by Eagles for inclusion therein.

4.23 No Payments to Employees, Officers or Directors. Except as set forth in Section 4.23 of the Company Disclosure Schedule, (a) there is no employment or severance payment payable or other benefit due on a change of control or otherwise as a result of the consummation of the Merger or any of the other transactions contemplated hereby, with respect to any employee, officer or director of the Company or any Company Subsidiary; (b) no Employee Program provides for any gross-up payment to any current or former employee in the event that such employee or former employee becomes subject to an excise tax or other penalty under Code Section 409A; and (iii) neither the execution of this Agreement, stockholder approval of this Agreement, nor the consummation of the transactions contemplated hereby will, alone or in conjunction with another event (e.g., termination of employment), result in payments under any of the Employee Programs which would not be deductible under Code Section 162(m) or Code Section 280G.

4.24 Intellectual Property. The Company and the Company Subsidiaries own, possess or hold valid rights to use all Intellectual Properties necessary for the operation of their businesses. All of the Intellectual Property is owned or licensed by the Company or its subsidiaries free and clear of any and all Liens, and neither the Company nor any of its subsidiaries has forfeited or otherwise relinquished any Intellectual Property which forfeiture has resulted in, individually or in the aggregate, or would result in a Company Material Adverse Effect. The use of the Intellectual Property by the Company or the Company Subsidiaries does not conflict with, infringe upon, violate or interfere with or constitute an appropriation of any right, title, interest or goodwill, including, without limitation, any intellectual property right, trademark, trade name, patent, service mark, brand mark, brand name, computer program, database, industrial design, copyright or any pending application therefor, of any other Person, and there have been no claims made against the Company or any Company Subsidiary, and neither the Company nor any of the Company Subsidiaries has received any notice of any claim or otherwise has knowledge that any of the Intellectual Property is invalid or conflicts with the asserted rights of any other Person or has not been used or enforced or has failed to have been used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of any of the Intellectual Property, except, in all such cases, as would not have, individually or in the aggregate, a Company Material Adverse Effect.

4.25 Investment Company Act of 1940. Neither the Company nor any of the Company Subsidiaries is, or at the Effective Time will be, required to be registered as an investment company under the Investment Company Act of 1940, as amended.

ARTICLE V

Conduct of Business Pending the Merger

5.1 Conduct of Business by Eagles. During the period from the date of this Agreement to the Effective Time, except as otherwise contemplated by this Agreement, Eagles shall use its commercially reasonable efforts to, and shall cause each of the Eagles Subsidiaries to use its commercially reasonable efforts to, carry on their respective businesses in the usual, regular and ordinary course, and in material compliance with all Laws, and use their commercially reasonable efforts to preserve intact their present business organizations, keep available the services of their present officers and employees and preserve their goodwill, Eagles’ status as a REIT, and their relationships with others having business dealings with them. Eagles shall confer on a regular basis with the Company, report on operational matters and advise the Company orally and in writing of any Eagles Material Adverse Effect or any matter that could reasonably be expected to result in Eagles being unable to deliver the certificate described in Section 7.2(a). Without limiting the generality of the foregoing, neither Eagles nor any of the Eagles Subsidiaries will (except as expressly permitted by this Agreement or as contemplated by the transactions contemplated hereby, as set forth in Section 5.1 of the Eagles Disclosure Schedule or to the extent that the Company shall otherwise consent in writing (it being understood that the Company shall respond within five (5) Business Days to Eagles’ communications soliciting such consent from the Company, such consent not be unreasonably withheld, conditioned or delayed)):

(a) (i) split, combine or reclassify any shares of capital stock of Eagles or (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock, or property or any combination thereof) in respect of any shares of capital stock of Eagles, except for: (A) the $0.20 per share quarterly dividend declared on April 19, 2006, (B) quarterly dividends to shareholders of Eagles in an amount not to exceed 90% of Eagles’ estimated REIT taxable income for such period, (C) dividends or distributions, declared, set aside or paid by any Eagles Subsidiary to Eagles or any Eagles Subsidiary that is, directly or indirectly, wholly owned by Eagles; and (D) the Final Eagles Dividend and any other distributions required for Eagles to make the Final Eagles Dividend;

(b) authorize for issuance, issue or sell or agree or commit to issue or sell (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any shares of beneficial interest of any class or any other securities or equity equivalents (including, without limitation, stock appreciation rights);

(c) except as required by law or as set forth in Section 3.23 of the Eagles Disclosure Schedule, (i) enter into, adopt, amend or terminate any Employee Program, (ii) enter into, adopt, amend or terminate any agreement, arrangement, plan or policy between the Company or any of the Company Subsidiaries and one or more of their directors or executive officers, or (iii) except for normal increases in the ordinary course of business consistent with past practice and retention bonuses pursuant to the Eagles’ Severance and Stay Bonus Plan, increase in any manner the compensation or fringe benefits of any non-executive officer or employee or pay to any non-executive officer or employee any benefit not required by any Employee Program or arrangement as in effect as of the date hereof;

(d) grant to any officer, director or employee the right to receive any new severance, change of control or termination pay or termination benefits, grant any increase in the right to receive any severance, change of control or termination pay or termination benefits or enter into any new employment, loan, retention, consulting, indemnification, termination, change of control, severance or similar agreement with any officer, director or employee other than the grant of compensation and fringe benefits to any non-executive officer or employee hired after the date of this Agreement; provided, however, that consistent with the terms of this Agreement and

Section 3.23 of the Eagles Disclosure Schedule, Eagles may (i) accelerate the vesting and/or the payment of any existing benefits or awards and/or make any amendments to existing benefits, agreements or awards in order to facilitate such accelerated vesting and/or payments, and (ii) pay officers and key employees 2005 or 2006 bonuses immediately prior to the Effective Time calculated in the manner set forth in Section 3.23 of the Eagles Disclosure Schedule;

(e) except to the extent required to comply with its obligations hereunder or with applicable law, amend its articles of incorporation or bylaws, limited partnership or limited liability company agreements, or similar organizational or governance documents;

(f) change any accounting principles or practices used by it (except as required by GAAP, in which case written notice shall be provided to the Company prior to any such change);

(g) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, merger, consolidation, restructuring, recapitalization or reorganization (other than the Merger or plans of complete or partial liquidation or dissolution of inactive Eagles Subsidiaries);

(h) amend any term of any outstanding security of Eagles;

(i) create, renew or amend, or take any action that may result in the creation, renewal or amendment, of any agreement or contract or other binding obligation of Eagles or any Eagles Subsidiary containing any material restriction on the ability of Eagles or any Eagles Subsidiary to conduct its business as it is presently being conducted;

(j) take any action that would prevent or impede the Merger from qualifying as a reorganization under Code Section 368(a); or

(k) authorize any of, or commit or agree to take any of, the foregoing actions or any action that would result in a breach of any representation or warranty of Eagles contained in this Agreement as of the date when made or as of any future date or would result in any of the conditions to the Merger not being satisfied or in a material delay in the satisfaction of such conditions.

5.2 Conduct of Business by the Company. During the period from the date of this Agreement to the Effective Time, except as otherwise contemplated by this Agreement, the Company shall use its commercially reasonable efforts to, and shall cause each of the Company Subsidiaries to use its commercially reasonable efforts to, carry on their respective businesses in the usual, regular and ordinary course, consistent with past practice and in material compliance with all Laws, and use their commercially reasonable efforts to preserve intact their present business organizations, keep available the services of their present officers and employees and preserve their goodwill, the Company’s status as a REIT, and their relationships with others having business dealings with them. The Company shall confer on a regular basis with Eagles, report on operational matters and advise Eagles orally and in writing of any Company Material Adverse Effect or any matter that could reasonably be expected to result in the Company being unable to deliver the certificate described in Section 7.3(a). Without limiting the generality of the foregoing, neither the Company nor any of the Company Subsidiaries will (except as expressly permitted by this Agreement or as contemplated by the transactions contemplated hereby, as set forth in Section 5.2 of the Company Disclosure Schedule or to the extent that Eagles shall otherwise consent in writing (it being understood that Eagles shall respond within five (5) Business Days to the Company’s communications soliciting such consent from Eagles, such consent not be unreasonably withheld, conditioned or delayed)):

(a) (i) split, combine or reclassify any shares of capital stock of the Company or (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock, or property or any combination thereof) in respect of any shares of capital stock of the Company, except for: (x) regular quarterly dividends to stockholders of the Company in an amount not to exceed 90% of the Company’s estimated REIT taxable income for such period, provided that such dividends do not exceed $0.03 per Share in any quarter, and (y) dividends or distributions, declared, set aside or paid by any Company Subsidiary to the Company or any Company Subsidiary that is, directly or indirectly, wholly owned by the Company, except for the Company Pre-Closing Dividend;

(b) authorize for issuance, issue or sell or agree or commit to issue or sell (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities or equity equivalents (including, without limitation, stock appreciation rights) other than the (i) issuance of company common shares upon the exercise of the Company Stock Options outstanding on the date of this Agreement in accordance with their present terms or (ii) issuance of company common shares (or cash in an amount equal to the value thereof) upon the settlement of long term incentive awards and out performance plan awards in accordance with their present terms;

(c) except as set forth in Section 5.2(c) of the Company Disclosure Schedule (which sets forth all existing obligations in effect to purchase or sell mortgage loans and the purchases or sale price thereof), acquire, sell, encumber, transfer or dispose of any assets outside the ordinary course of business which are material to the Company or any of the Company Subsidiaries (whether by asset acquisition, stock acquisition or otherwise);

(d) except for the renewal of repurchase agreements in the ordinary course of the Company’s business (provided that the Company shall have consulted in advance with Eagles regarding such renewal and shall not effect such renewal if Eagles reasonably objects), incur any amount of Indebtedness for borrowed money, assume, guarantee, indemnify or endorse or otherwise become directly or indirectly responsible or liable for any Indebtedness of a third party, issue or sell debt securities, make any loans, advances or capital contributions, mortgage, pledge or otherwise encumber any material assets, or create or suffer any material lien thereupon;

(e) except pursuant to any mandatory payments under any credit facilities in existence on the date hereof, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than any payment, discharge or satisfaction in the ordinary course of business consistent with past practice;

(f) change any of the accounting principles or practices used by it (except as required by GAAP, in which case written notice shall be provided to Eagles prior to any such change);

(g) (i) enter into, adopt, amend or terminate any Employee Program, (ii) enter into, adopt, amend or terminate any agreement, arrangement, plan or policy between Eagles or any of the Eagles Subsidiaries and one or more of their directors or executive officers, or (iii) except for normal increases in the ordinary course of business consistent with past practice, increase in any manner the compensation or fringe benefits of any non-executive officer or employee or pay to any non-executive officer or employee any benefit not required by any Employee Program or arrangement as in effect as of the date hereof;

(h) grant to any officer, director or employee the right to receive any new severance, change of control or termination pay or termination benefits, grant any increase in the right to receive any severance, change of control or termination pay or termination benefits or enter into any new employment, loan, retention, consulting, indemnification, termination, change of control, severance or similar agreement with any officer, director or employee other than the grant of compensation and fringe benefits to any non-executive officer or employee hired after the date of this Agreement;

(i) except to the extent required to comply with its obligations hereunder or with applicable law, amend its articles of incorporation or bylaws, limited partnership or limited liability company agreements, or similar organizational or governance documents;

(j) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, merger, consolidation, restructuring, recapitalization or reorganization (other than the Merger or plans of complete or partial liquidation or dissolution of inactive Company Subsidiaries);

(k) except as set forth in Section 5.2(k) of the Company Disclosure Schedule, provided that such settlement does not exceed the amounts accrued therefor in the most recent balance sheet of the Company set forth in the Company SEC Reports, settle or compromise any litigation (whether or not commenced prior to the date of this Agreement) other than settlements or compromises for litigation where the amount paid (after giving effect to insurance proceeds actually received) in settlement or compromise does not exceed $100,000 (or $500,000 in the aggregate) and which would not have or would not reasonably be likely to have a Company Material Adverse Effect;

(l) amend any term of any outstanding security of the Company or any Company Subsidiary;

(m) other than in the ordinary course of business, enter into any Material Contract or modify or amend any Material Contract to which the Company or any Company Subsidiary is a party or waive, release or assign any material rights or claims under any such Material Contract;

(n) permit any insurance policy naming the Company or any of its subsidiaries or officers or directors as a beneficiary or an insured or a loss payable payee, or the Company’s directors and officers liability insurance policy, to be canceled, terminated or allowed to expire, unless such entity shall have obtained an insurance policy with substantially similar terms and conditions to the canceled, terminated or expired policy;

(o) except as expressly required for change in law or regulation, change any of its methods of reporting income and deductions for Federal income tax purposes, but only if such change would reasonably be expected to have a Company Material Adverse Effect;

(p) create, renew or amend, or take any action that may result in the creation, renewal or amendment, of any agreement or contract or other binding obligation of the Company or any Company Subsidiary containing any material restriction on the ability of the Company or the Company’s Subsidiary to conduct its business as it is presently being conducted; or

(q) take any action inconsistent with the Interim Management Agreement or omit to take any action contemplated thereby;

(r) make or rescind any Tax election or settle or compromise any Tax liability of the Company or any of its subsidiaries;

(s) amend any Tax Return, change an annual Tax accounting period, adopt or change any Tax accounting method (except as required by applicable law) or execute or consent to any waivers extending the statutory period of limitations with respect to the collection or assessment of any taxes;

(t) take any action that would prevent or impede the Merger from qualifying as a reorganization under Code Section 368(a); or

(u) authorize any of, or commit or agree to take any of, the foregoing actions or any action that would result in a breach of any representation or warranty of the Company contained in this Agreement as of the date when made or as of any future date or would result in any of the conditions to the Merger not being satisfied or in a material delay in the satisfaction of such conditions.

Notwithstanding the foregoing, the Company and its subsidiaries may take any action authorized by the Manager pursuant to the Interim Management Agreement and no action by the Manager shall be deemed a violation of Article IV or this Section 5.2.

ARTICLE VI

Covenants

6.1 Joint Proxy Statement/Prospectus; Registration Statement. As promptly as practicable after the execution of this Agreement, the Company and Eagles shall prepare and the Company and Eagles shall file with the SEC the Proxy Statement, and the Company and Eagles shall prepare and the Company shall file with the SEC the Registration Statement, in which the Proxy Statement will be included as a prospectus, provided that Eagles and the Company may mutually delay the filing of the Proxy Statement until approval of the Registration Statement by the SEC. The Company and Eagles shall use reasonable efforts to cause the Registration Statement to become effective as soon after such filing as practicable. Each of the Company and Eagles will respond to any comments of the SEC and will use its respective reasonable efforts to have the Proxy Statement cleared by the SEC and the Registration Statement declared effective under the Securities Act as promptly as practicable after such filings and each of the Company and Eagles will cause the Proxy Statement, and, in the case of Eagles’ shareholders, the prospectus contained within the Registration Statement to be mailed to its respective stockholders at the earliest practicable time after both the Proxy Statement is cleared by the SEC and the Registration Statement is declared effective under the Securities Act. Each of the Company and Eagles will notify the other promptly upon the receipt of any comments from the SEC or any other Governmental Entity and of any request by the SEC or any other Governmental Entity for amendments or supplements to the Registration Statement, the Proxy Statement or any filing pursuant to Section 6.4 or for additional information and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC or any other Governmental Entity, on the other hand, with respect to the Registration Statement, the Proxy Statement, the Merger or any filing pursuant to Section 6.4. Each of the Company and Eagles will cause all documents that it is responsible for filing with the SEC or other Governmental Entity under this Section 6.1 to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, the Registration Statement or any filing pursuant to Section 6.4, the Company or Eagles, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the SEC or any other Governmental Entity, and/or mailing to stockholders of the Company and Eagles, such amendment or supplement.

6.2 Access to Information; Confidentiality. Each party hereto shall (and shall cause each of its Subsidiaries to) afford to the other parties’ officers, employees, accountants, counsel and other representatives, reasonable access, during normal business hours during the period prior to the Effective Time, to all its books, contracts, commitments, personnel and records and, during such period, each party hereto shall (and shall cause each of its Subsidiaries to) furnish promptly to the other parties hereto (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal or state securities laws and (b) all other information concerning its business, properties, assets and personnel as the other parties hereto may reasonably request. Unless otherwise required by law, such non-public information will be subject to the confidentiality agreements between the Company and Eagles dated November 7, 2005 and April 4, 2006 (the “Confidentiality Agreements”). No information or knowledge obtained in any investigation pursuant to this Section 6.2 or otherwise shall affect or be deemed to modify any representation or warranty contained in this Agreement or the conditions to the obligations of the parties to consummate the Merger.

6.3 Stockholders Meetings.

(a) Eagles shall use its reasonable efforts to solicit from its shareholders proxies or consents in favor of the adoption and approval of this Agreement and the approval of the Merger, and will take all other action necessary to secure the vote or consent of its shareholders required by the Maryland REIT Law to obtain such approvals (collectively, the “Eagles Shareholder Approval”). Eagles shall ensure that all proxies solicited by Eagles in connection with the Eagles Shareholder Approval are solicited, in compliance with the Maryland REIT law, the Eagles charter and bylaws and all other applicable legal requirements.

(b) (i) the Eagles Board shall recommend that Eagles’ shareholders vote in favor of and adopt and approve this Agreement (the “Eagles Recommendation”); and (ii) neither the Eagles Board nor any committee thereof shall withdraw, amend or modify, or propose to resolve to withdraw, amend or modify in a manner adverse to the Company, the Eagles Recommendation.

(c) Promptly after the date hereof, the Company shall take all action necessary in accordance with the MGCL, its charter and bylaws and the rules of the Exchange to call, give notice of, convene and hold a meeting of the holders of the Company Common Shares (the “Company Stockholders Meeting”) as promptly as practicable, and in any event (to the extent permissible under applicable law) within 60 days after the declaration of effectiveness of the Registration Statement. The Company shall use its reasonable efforts to solicit from its stockholders proxies in favor of the issuance of the Company Common Shares contemplated hereby and will take all other action necessary to secure the vote or consent of its stockholders required by the rules of the Exchange and MGCL to obtain such approval and any other Sunset stockholder approval needed to consummate the transactions contemplated hereby (the “Company Stockholder Approval”). Notwithstanding anything to the contrary contained in this Agreement, the Company (i) shall adjourn or postpone the Company Stockholder Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Proxy Statement is provided to Company’s shareholders sufficiently in advance of a vote on this Agreement to ensure that such vote occurs on the basis of full and complete information as required under applicable law or (ii) shall (unless Eagles otherwise consents in writing or if prohibited by applicable law) adjourn the Company Stockholders Meeting once for a period not to exceed 30 days, if as of the time for which the Company Stockholders Meeting is originally scheduled (as set forth in the Proxy Statement) or subsequently rescheduled or reconvened, there are insufficient company common shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting. The Company shall ensure that the Company Stockholders Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by the Company in connection with the Company Stockholders Meeting are solicited, in compliance with the Maryland REIT Law, the Company’s charter and bylaws, the rules of the Exchange and all other applicable legal requirements.

(d) (i) the Company Board shall recommend that the Company’s stockholders vote in favor of and adopt and approve this Agreement at the Company Stockholder Meeting (the “Company Recommendation”); (ii) the Proxy Statement shall include a statement to the effect that the Company Board has unanimously made the Company Recommendation; and (iii) neither the Company Board nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Eagles, the Company Recommendation.

6.4 Additional Agreements. Subject to the terms and conditions herein provided, but subject to the obligation to act in good faith, and subject at all times to Eagles’, the Company’s and their respective trustees’ and directors’ right and duty to act in a manner consistent with their fiduciary duties, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the Merger and to cooperate with each other in connection with the foregoing, including the taking of such actions as are necessary to obtain any necessary consents, approvals, orders, exemptions and authorizations by or from any public or private third party, including, without limitation, any that are required to be obtained under any federal, state or local law or regulation or any contract, agreement or instrument to which the parties or their subsidiaries are a party or by which any of their respective properties or assets are bound, to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the Merger, to effect all necessary registrations and Other Filings and submissions of information requested by a Governmental Entity, and to use its best efforts to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the Merger.

6.5 No Solicitations.

Each of the Company and Eagles (as applicable, the “Party”) shall comply with the relevant provisions of this Section 6.5. The other party is referred to in this Section 6.5 as the “Other Party.”

(a) The Party shall, and shall cause its subsidiaries and its and their respective officers, directors, employees, representatives and agents to, immediately cease any activities, discussions or negotiations with any parties that may be ongoing with respect to an Acquisition Proposal, and request the return or destruction of all confidential information regarding the Party and its subsidiaries provided to any such persons on or prior to the date of this Agreement pursuant to the terms of any confidentiality agreements or otherwise. The Party shall not, and shall cause its subsidiaries and its and their respective officers, directors, trustees, employees, representatives and agents not to, directly or indirectly, (i) solicit, participate in, initiate or encourage (including by way of furnishing information), or take any other action designed or reasonably likely to facilitate or encourage, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal or (ii) participate in any discussions or negotiations (including by way of furnishing information) regarding any Acquisition Proposal; provided, however, that if, at any time prior to the Company Stockholders Meeting, the Board of Directors or Trustees of the Party determines in good faith, after consultation with outside counsel and a financial advisor of nationally recognized reputation, that it is necessary to do so in order to comply with its fiduciary duties to the Party’s stockholders under applicable law, the Party may, provided that the Party has complied in all respects with its obligations under this Section 6.5(a), in response to a Superior Proposal received by the Party after the date hereof, and subject to compliance with this Section 6.5, (x) furnish information with respect to the Party and its subsidiaries to the person making such Superior Proposal pursuant to a confidentiality and standstill agreement no less restrictive on the other party than the applicable Confidentiality Agreement and (y) participate in discussions or negotiations regarding such Superior Proposal.

(b) Except as set forth in this Section 6.5, neither the Board of Directors or Trustees of the Party nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, the approval or recommendation by such Board of Directors or Trustees or such committee of the Offer, the Merger or this Agreement, (ii) approve or recommend or take no position with respect to, or propose to approve or recommend or take no position with respect to, any Acquisition Proposal or (iii) cause the Party to enter into any agreement related to any Acquisition Proposal (other than a confidentiality and standstill agreement with respect to a Superior Proposal as contemplated by Section 6.5(a)). Notwithstanding the foregoing, if prior to the Company Stockholders Meeting the Board of Directors or Trustees of the Party determines in good faith, after consultation with outside counsel and a financial advisor of nationally recognized reputation, that it is required to do so in order to comply with its fiduciary duties to the stockholders of the Party under applicable law, the Board of Directors of the Party may, provided that the Party has complied in all respects with its obligations under this Section 6.5(b), in response to a Superior Proposal that was received by the Party after the date hereof, (x) withdraw or modify its approval or recommendation of the Offer, the Merger or this Agreement or (y) subject to the provisions of Section 8.1(e) or (f), as applicable, hereof, terminate this Agreement, but in each such case only at a time that is after the fifth business day following the Other Party’s receipt of written notice advising the Other Party that the Board of Directors or Trustees of the Party has received a Superior Proposal (after taking into account and considering any revised Acquisition Proposal made by Eagles in light of such Superior Proposal), specifying the material terms and conditions of such Superior Proposal and identifying the person making such Superior Proposal, and only if the Party is in compliance with this Section 6.5 and simultaneously with taking such action it also executes a definitive agreement to implement such Superior Proposal.

(c) For purposes of this Agreement, “Acquisition Proposal” means any inquiry, proposal, offer or expression of interest by any third party relating a merger, consolidation or other business combination involving the Party or any subsidiary of the Party, or any purchase of more than 15% of the consolidated assets of the Party (including the shares and assets of its subsidiaries) or more than 15% of the shares of the Party (other the pursuant to the exercise of Company Stock Options in accordance with their terms) or the issuance of any securities (or rights to acquire securities) of the Party or any subsidiary of the Party, or any similar transaction, or any agreement, arrangement or understanding requiring the Party to abandon, terminate or fail to consummate the Merger or any other transaction contemplated by this Agreement. Any material modification of an Acquisition Proposal (including any modification of the economic terms) shall constitute a new Acquisition Proposal. For purposes of this Agreement, a “Superior Proposal” means any bona fide Acquisition Proposal for a transaction in which all of the stock or assets of the Party are acquired by a third party, including by merger, consolidation or other business combination, on terms that the Board of Directors or Trustees of the Party determines in its good faith judgment (after consultation with a financial advisor of nationally recognized reputation) to be more favorable to the Party’s stockholders, from a financial point of view, than the Merger and the Repurchase Offer (taking into account all aspects of the proposal, the party making the proposal and any changes to the Merger and the Repurchase Offer proposed by the Other Party in response to the receipt by the Party of such Superior Proposal) and which is not subject to any material contingency, including any contingency related to financing, unless, in the good faith judgment of the Board of Directors or Trustees of the Party, such contingency is reasonably capable of being satisfied by such third party, and that is otherwise reasonably capable of being consummated in a timely fashion.

(d) The Party shall immediately advise the Other Party orally and in writing of any request for information or of any Acquisition Proposal, the material terms and conditions of such request or Acquisition Proposal and the identity of the person making such request or Acquisition Proposal. The Party will immediately inform the Other Party of any material change in the details (including amendments or proposed amendments) of any such request or Acquisition Proposal. The Party will promptly provide the Other Party with any documents received from any such person and promptly provide the Other Party such information as it may reasonably request.

(e) Nothing contained in this Section 6.5 shall prohibit the Party from taking and disclosing to its stockholders a position contemplated by Rule 14e-2 or Rule 14d-9 promulgated under the Exchange Act or from making any disclosure to the Party’s stockholders if, in the good faith judgment of the Board of Directors of the Party, after consultation with outside counsel, failure so to disclose would be inconsistent with applicable law; provided, however, that neither the Party nor its Board of Directors or Trustees nor any committee thereof shall, except as specifically permitted by Section 6.5(b), withdraw or modify, or propose to withdraw or modify, its position with respect to the Merger or this Agreement or approve or recommend, or propose to approve or recommend, a Acquisition Proposal.

6.6 Officers’ and Directors’ Indemnification. In the event of any threatened or actual claim, action, suit, demand proceeding or investigation, whether civil, criminal or administrative, including, without limitation, any such claim, action, suit, proceeding or investigation in which any person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director, officer, employee, fiduciary or agent of Eagles or any of the Eagles Subsidiaries (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he or she is or was a director, officer, employee, fiduciary or agent of Eagles or any of the Eagles Subsidiaries, or is or was serving at the request of Eagles or any of the Eagles Subsidiaries as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, or (ii) the negotiation, execution or performance of this Agreement, any agreement or document contemplated hereby or delivered in connection herewith, or any of the transactions contemplated hereby or thereby, whether in any case asserted or arising at or before or after the Effective Time, the parties hereto agree to cooperate and use their reasonable best efforts to defend against and respond thereto. It is understood and agreed that from and after the Effective Time, the Surviving Corporation and the Company shall indemnify and hold harmless, as and to the fullest extent permitted by applicable law, each Indemnified Party against any and all losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and expenses), judgments, fines and amounts paid in settlement in connection with any such threatened or actual claim, action, suit, demand, proceeding or investigation, and in the event of any such threatened or actual claim, action, suit, proceeding or investigation (whether asserted or arising at or before or after the Effective Time), (A) from and, after the Effective Time, the Surviving Corporation and the Company shall promptly pay expenses in advance of the final disposition of any such threatened or actual claim, action suit, demand, proceeding or investigation to each Indemnified Party to the fullest extent permitted by applicable law, (B) the Indemnified Parties may retain counsel satisfactory to them, and the Company and the Surviving Corporation shall pay all fees and expenses of such counsel for the Indemnified Parties within thirty (30) days after statements therefor are received, and (C) from and after the Effective Time, the Company and the Surviving Corporation will use their respective reasonable best efforts to assist in the vigorous defense of any such matter; provided, however, that neither the Surviving Corporation nor the Company shall be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); and provided further that the Surviving Corporation and the Company shall have no obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non-appealable, that indemnification by such entities of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law. Any Indemnified Party wishing to claim indemnification under this Section 6.6, upon learning of any such threatened or actual claim, action, suit, demand, proceeding or investigation, shall promptly notify the Surviving Corporation and the Company thereof; provided that the failure to so notify shall not affect the obligations of the Surviving Corporation and the Company except to the extent, if any, such failure to promptly notify materially prejudices such party.

(b) The Company and MergerCo each agree that all rights to indemnification existing in favor of, and all limitations on the personal liability of, each Indemnified Party provided for in the respective charters or bylaws (or other applicable organizational documents) of Eagles and the Eagles Subsidiaries or otherwise in effect as of the date hereof shall survive the Merger and continue in full force and effect for a period of six (6) years from the Effective Time and, at the Effective Time, shall become the joint and several obligations of the Company, the Surviving Corporation and any applicable Company Subsidiary; provided, however, that all rights to indemnification in respect of any claims (each, a “Claim”) asserted or made within such period shall continue until the final disposition of such Claim. From and after the Effective Time, the Company and MergerCo each also agree to jointly and severally indemnify and hold harmless the present and former officers and directors of Eagles and the Eagles Subsidiaries in respect of acts or omissions occurring prior to the Effective Time to the extent provided in any written indemnification agreements between Eagles and/or one or more Eagles Subsidiaries and such officers and directors as listed in Section 6.6(b) of the Eagles Disclosure Schedule.

(c) Prior to the Effective Time, the Company shall purchase a non-cancelable extended reporting period endorsement under the Company’s existing directors’ and officers’ liability insurance coverage for the Eagles directors and officers, which shall provide such directors and officers with coverage for six (6) years following the Effective Time of not less than the existing coverage under, and have other terms not less favorable to, the insured persons than the directors’ and officers’ liability insurance coverage presently maintained by Eagles. The Company shall, and shall cause the Surviving Corporation to, maintain such policies in full force and effect, and continue to honor all obligations thereunder.

(d) Notwithstanding anything in this Agreement to the contrary, the obligations under this Section 6.6 shall not be terminated or modified in such a manner as to adversely affect any indemnitee to whom this Section 6.6 applies without the consent of each such affected indemnitee. This Section 6.6 is intended for the irrevocable benefit of, and to grant third party beneficiary rights to, the Indemnified Parties and their respective heirs and shall be binding on all successors of the Company and the Surviving Corporation. Each of the Indemnified Parties and their respective heirs shall be entitled to enforce the provisions of this Section 6.6.

(e) In the event that, following the Effective Time, the Company or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, (ii) transfers or conveys all or substantially all of its properties and assets to any Person, or (iii) commences a dissolution, liquidation, assignment for the benefit of creditors or similar action, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company or the Surviving Corporation, as the case may be, assume the obligations set forth in this Section 6.6.

6.7 Public Announcements. Eagles and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the Merger and shall not issue any such press release or make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may be required by law or the applicable rules of any stock exchange or quotation system if the party issuing such press release or making such public statement has used its reasonable best efforts to consult with the other party and to obtain such party’s consent but has been unable to do so in a timely manner. In this regard, the parties shall make a joint public announcement of the Merger contemplated hereby no later than the opening of trading on the NYSE on the Business Day following the date on which this Agreement is signed.

6.8 Employee Benefit Arrangements.

(a) On or prior to the Effective Time the Company will establish (subject to obtaining any necessary shareholder approval) a Long-Term Incentive Plan substantially similar to Eagles’ Long-term Incentive Plan as in effect on the date of this Agreement. Such plan will initially provide for shares available for awards under the plan equal to 3% of all Company Common Shares outstanding immediately after the Effective Time. The Company will use its reasonable best efforts to secure any necessary approval by the holders of Company Common Shares for the plan at the Company Stockholders Meeting. The terms of such plan shall be subject to Eagles’ consent, such consent not to be unreasonably withheld. The term “Company Stockholder Approval” shall include the approval of the plan contemplated by this Section 6.8. The Company represents and warrants that it has all power and authority to adopt the plan, including having sufficient authorized but unissued Company Common Shares not otherwise reserved for issuance.

(b) The Company shall take the actions reasonably requested by Eagles with respect to employees. The Interim Manager shall have the right to solicit for employment or hire employees of the Company or the Company Subsidiaries, notwithstanding anything in the Confidentiality Agreement or any other agreement to the contrary.

6.9 Certain Tax Matters.

(a) Eagles shall take all actions, and refrain from taking all actions, as are necessary to ensure that Eagles will qualify for taxation as a REIT for U.S. federal income tax purposes for its tax year ending with the Merger. During the period from the date of this Agreement to the Effective Time, Eagles shall, and shall cause each Eagles Subsidiary, to facilitate all reasonable requests of the Company with respect to maintenance of Eagles’ REIT status for Eagles’ tax year ending with the Merger. Company shall take all actions, and refrain from taking all actions, as are necessary to ensure that Company will continue to qualify for taxation as a REIT for U.S. federal income tax purposes for its tax year ending December 31, 2006. During the period from the date of this Agreement to the Effective Time, Company shall, and shall cause each Company Subsidiary, to facilitate all reasonable requests of Eagles with respect to maintenance of Company’s REIT status for the Company’s 2006 taxable year ending December 31, 2006;

(b) Eagles shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for Eagles and each Eagles Subsidiary required to be filed on or prior to the Closing Date, including applicable extensions. Any such Tax Returns shall be prepared in a manner consistent with the historic Tax accounting practices of Eagles (except as may be required under applicable Tax law). Eagles shall pay all Taxes shown as due on such Tax Returns. Eagles shall provide to the Company copies of such Tax Returns that are to be filed on or prior to the Closing Date at least 15 calendar days prior to the due date of such Tax Returns (including applicable extensions). Eagles shall accept any and all reasonable comments of the Company with respect to such Tax Returns. The Company shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for Company and each Company Subsidiary required to be filed on or prior to the Closing Date, including applicable extensions. Any such Tax Returns shall be prepared in a manner consistent with the historic Tax accounting practices of Company (except as may be required under applicable Tax law). Company shall pay all Taxes shown as due on such Tax Returns. Company shall provide to Eagles copies of such Tax Returns that are to be filed on or prior to the Closing Date at least 15 calendar days prior to the due date of such Tax Returns (including applicable extensions). Company shall accept any and all reasonable comments of Eagles with respect to such Tax Returns.

(c) Each of Eagles and the Company and their respective subsidiaries shall use their reasonable best efforts to cause the Merger to qualify as a “reorganization” under the provisions of Code Section 368(a) and to obtain the opinions of counsel referred to in Sections 7.1(f) and (g).

6.10 Notice Obligations.

(a) From time to time prior to the Effective Time, the Company shall notify Eagles in writing with respect to any matter hereafter arising or any information obtained after the date hereof that, if existing, occurring or known at or prior to the date of this Agreement, would have been required to be set forth or described in the Company Disclosure Schedule or that is necessary to complete or correct any information in such schedule or in any representation and warranty of the Company that has been rendered inaccurate thereby or that would cause a condition to the closing hereof not to be satisfied. The Company shall promptly inform Eagles of any claim by a third party that a Contract has been breached, is in default, may not be renewed or that a consent would be required as a result of the transactions contemplated by this Agreement. For purposes of determining the satisfaction of the conditions to the consummation of the transactions contemplated hereby, no such supplement, amendment or information shall be considered. The Company will consult with Eagles a reasonable time prior to making publicly available its financial results or filing any document with the SEC.

(b) From time to time prior to the Effective Time, Eagles shall notify the Company in writing with respect to any matter hereafter arising or any information obtained after the date hereof that, if existing, occurring or known at or prior to the date of this Agreement, would have been required to be set forth or described in the Eagles Disclosure Schedule or that is necessary to complete or correct any information in such schedule or in any representation and warranty of Eagles that has been rendered inaccurate thereby or that would cause a condition to the Closing hereof not to be satisfied. Eagles shall promptly inform the Company of any claim by a third party that a Contract has been breached, is in default, may not be renewed or that a consent would be required as a result of the transactions contemplated by this Agreement. For purposes of determining the satisfaction of the conditions to the consummation of the transactions contemplated hereby, no such supplement, amendment or information shall be considered.

6.11 Listing. Prior to the Effective Time, the Company shall use its reasonable best efforts to cause the Company Common Shares to be issued in connection with the Merger to be listed on the NYSE subject to official notice of issuance, as of or prior to the Effective Time.

6.12 Eagles Management Agreement. As of the Effective Time, Eagles shall assign, and the Company shall assume and adopt, Eagles’ right, title and interest in and to and obligations under the management agreement between Eagles and Cohen Brothers Management LLC, dated January 31, 2006.

6.13 Section 16 Matters. The board of directors of the Company and the board of trustees of Eagles shall, prior to the Effective Time, take all such actions as may be necessary or appropriate under Rule 16b-3 under the Exchange Act to exempt (i) the conversion of Eagles Common Shares into Company Common Shares and (ii) the acquisition of Company Common Shares pursuant to the terms of this Agreement by officers and trustees of Eagles subject to the reporting requirements of Section 16(a) of the Exchange Act or by any employee of the Company who may become an officer or director of the Company subject to the reporting requirements of Section 16(a) of the Exchange Act.

ARTICLE VII

Conditions to the Merger

7.1 Conditions to the Obligations of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger are subject to the satisfaction or waiver by consent of the other party, at or prior to the Effective Time, of each of the following conditions:

(a) Stockholder Approval. Eagles shall have obtained the Eagles Shareholder Approval, and the Company shall have obtained the Company Stockholder Approval.

(b) Other Regulatory Approvals. All material approvals, authorizations and consents of any Governmental Entity required to consummate the Merger shall have been obtained and remain in full force and effect, and all statutory waiting periods relating to such approvals, authorizations and consents shall have expired or been terminated.

(c) No Injunctions, Orders or Restraints; Illegality. No preliminary or permanent injunction or other order issued by a court or other Governmental Entity of competent jurisdiction shall be in effect which would have the effect of (i) making the consummation of the Merger illegal, or (ii) otherwise prohibiting the consummation of the Merger; provided, however, that prior to a party asserting this condition such party shall have used its reasonable best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any such injunction or other order that may be entered.

(d) Registration Statement. The Registration Statement shall have become effective under the Securities Act and the Registration Statement shall not be the subject of any stop order or any actual or threatened proceedings seeking a stop order, and no proceedings for that purpose shall have been initiated or, to Eagles’ or the Company’s knowledge, threatened by the SEC.

(e) Exchange. The company common shares to be issued in the Merger shall have been approved for listing on the Exchange, subject only to official notice of issuance.

(f) Tax Opinions. Eagles shall have received an opinion of Clifford Chance US LLP, Eagles’ counsel, in form and substance reasonably satisfactory to Eagles, and the Company shall have received an opinion of Locke Liddell & Sapp, the Company’s counsel, in form and substance reasonably satisfactory to the Company, each dated as of the Closing Date, in each case to the effect that the Merger will constitute a reorganization within the meaning of Code Section 368(a). In rendering such opinions, such counsel may require and rely upon reasonably requested representations contained in certificates of Eagles, the Company and MergerCo.

(g) REIT and Investment Company Act Opinions. Each party shall have received the opinion of counsel in the form attached hereto as Exhibit 5 from the other party (x) relating to the other party’s qualification and taxation as a REIT under the Code for all taxable periods commencing with such party’s Initial REIT Year and (y) that the other party is not required to be registered as an investment company under the Investment Company Act of 1940, as amended. For purposes of such opinions, counsel may rely on assumptions that the party will make any potential distribution contemplated by Section 1.6, on opinions of counsel rendered to the party regarding the qualification of investments made by such party and on a customary officer’s certificate.

7.2 Conditions to Obligations of the Company and MergerCo. The obligations of the Company and MergerCo to effect the Merger are further subject to the satisfaction of the following conditions, any one or more of which may be waived by the Company at or prior to the Effective Time:

(a) Representations and Warranties. Each of the representations and warranties made by Eagles in this Agreement that is qualified by reference to materiality or Material Adverse Effect shall be true and correct, and each of the other representations and warranties made by Eagles in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and at and as of the Closing Date as if made on that date (except in any case that representations and warranties that expressly speak as of a specified date or time need only be true and correct as of such specified date or time). The Company shall have received a certificate signed on behalf of Eagles, dated as of the Closing Date, to the foregoing effect.

(b) Performance and Obligations of Eagles. Eagles shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and the Company shall have received a certificate signed on behalf of Eagles, dated as of the Closing Date, to the foregoing effect.

(c) Absence of Material Adverse Change. There shall not have occurred an event, change or occurrence that, individually or in the aggregate, has had an Eagles Material Adverse Effect, and the Company shall have received a certificate signed on behalf of Eagles, dated as of the Closing Date, to the foregoing effect.

(d) Consents. All consents or approvals listed in Section 4.6 of the Company Disclosure Schedule, and any other consents or approvals, the absence of which would, or would reasonably be expected to, result in a Material Adverse Effect on Eagles, shall have been obtained and the Company shall have received copies of such consents in form and substance reasonably satisfactory to the Company.

7.3 Conditions to Obligations of Eagles. The obligation of Eagles to effect the Merger is further subject to the satisfaction of the following conditions, any one or more of which may be waived by Eagles at or prior to the Effective Time:

(a) Representations and Warranties. Each of the representations and warranties made by the Company and MergerCo in this Agreement that is qualified by reference to materiality or Material Adverse Effect shall be true and correct, and each of the other representations and warranties made by the Company and MergerCo in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and at and as of the Closing Date as if made on that date (except in any case that representations and warranties that expressly speak as of a specified date or time need only be true and correct as of such specified date or time). Eagles shall have received a certificate signed on behalf of the Company and MergerCo, dated the Closing Date, to the foregoing effect.

(b) Performance of Obligations of the Company and MergerCo. Each of the Company and MergerCo shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and Eagles shall have received a certificate signed on behalf of the Company and MergerCo, dated as of the Closing Date, to the foregoing effect.

(c) Absence of Material Adverse Change. There shall not have occurred an event, change or occurrence that, individually or in the aggregate, has had a Company Material Adverse Effect, and Eagles shall have received a certificate signed on behalf of the Company and MergerCo, dated as of the Closing Date, to the foregoing effect.

(d) Consents. All consents or approvals listed in Section 3.6 of the Eagles Disclosure Schedule, and any other consents or approvals, the absence of which would, or would reasonably be expected to, result in a Material Adverse Effect on the Company, shall have been obtained and Eagles shall have received copies of such consents in form and substance reasonably satisfactory to Eagles.

7.4 Frustration of Closing Conditions. No party may rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was caused by such party’s failure to use its own commercially reasonable efforts to consummate the Merger and the other transactions contemplated hereunder.

ARTICLE VIII

Termination, Amendment and Waiver

8.1 Termination. This Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after the receipt of the Eagles Shareholder Approval or the Company Stockholder Approval:

(a) by the mutual written consent of the Company, MergerCo and Eagles;

(b) by either of Eagles, on the one hand, or the Company or MergerCo, on the other hand, by written notice to the other:

(i) by either the Company or Eagles if (A) holders of a majority of the outstanding Eagles Shares shall have refused to give the Eagles Shareholder Approval, (B) the Company Stockholders Meeting cannot be held because of the lack of a quorum of the Company’s stockholders, or (C) at the Company Stockholders Meeting (including any adjournment or postponement), the Company Stockholder Approval shall not have been obtained (provided that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to any party seeking termination who at the time is in breach of or has failed to fulfill its obligations under this Agreement);

(ii) if any Governmental Entity of competent jurisdiction shall have issued an order, decree, judgment, injunction or taken any other action (which order, decree, judgment, injunction or other action the parties hereto shall have used their commercially reasonable efforts to lift), which permanently restrains, enjoins or otherwise prohibits or makes illegal the consummation of the Merger, and such order, decree, judgment, injunction or other action shall have become final and non-appealable; or

(iii) if the consummation of the Merger shall not have occurred on or before October 31, 2006 (the “Drop Dead Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(b)(iii) shall not be available to any party whose failure to comply with any provision of this Agreement in a material respect has been the proximate cause of, or resulted in, the failure of the Merger to occur on or before the Drop Dead Date;

(c) by written notice from the Company to Eagles, (i) if Eagles breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform would give rise to the failure of a condition set forth in Section 7.2(a) or 7.2(b) and such condition is incapable of being satisfied by the Drop Dead Date or (ii) following the failure of the condition set forth in Section 7.2(c);

(d) by written notice from Eagles to the Company, (i) if the Company or MergerCo breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform would give rise to the failure of a condition set forth in Section 7.3(a) or 7.3(b) and such condition is incapable of being satisfied by the Drop Dead Date or (ii) following the failure of the conditions set forth in Section 7.3(c);

(e) by written notice from the Company to Eagles, in connection with the Company’s entering into a definitive agreement to effect a Superior Proposal in accordance with Section 6.5; provided, however, that prior to terminating this Agreement pursuant to this Section 8.1(e), the Company shall have provided Eagles with at least five Business Days prior written notice of the Company’s decision to so terminate. Such notice shall indicate in reasonable detail the material terms and conditions of such Superior Proposal, including the amount and form of the proposed consideration and whether such Superior Proposal is subject to any material conditions. An election by the Company to terminate this Agreement pursuant to this Section 8.1(e) shall not be effective until the Company shall have paid the Break-up Fee to Eagles as provided in Section 8.2(b);

(f) by written notice from Eagles to the Company, in connection with Eagles entering into a definitive agreement to effect a Superior Proposal in accordance with Section 6.5; provided, however, that prior to terminating this Agreement pursuant to this Section 8.1(f), Eagles shall have provided the Company with at least five Business Days prior written notice of Eagles decision to so terminate. Such notice shall indicate in reasonable detail the material terms and conditions of such Superior Proposal, including the amount and form of the proposed consideration and whether such Superior Proposal is subject to any material conditions. An election by the Company to terminate this Agreement pursuant to this Section 8.1(f) shall not be effective until Eagles shall have paid the Break-up Fee to the Company as provided in Section 8.2(b);

(g) by written notice of the Company to Eagles, if the Eagles Board shall (i) fail to include the Eagles Recommendation in the Proxy Statement, (ii) withdraw or modify, in a manner material and adverse to the Company or MergerCo, such recommendation, or (iii) recommend that the holders of Eagles Common Shares accept or approve any Acquisition Proposal;

(h) by written notice of Eagles to the Company, if the Company Board shall (i) fail to include the Company Recommendation in the Proxy Statement, (ii) withdraw or modify, in a manner material and adverse to Eagles, such recommendation, or (iii) recommend that the holders of the Company Common Shares accept or approve any Acquisition Proposal; or

(i) by Eagles if the Company shall prevent or unreasonably restrict the Manager from taking the actions contemplated by the Interim Management Agreement or shall materially breach the Interim Management Agreement or shall fail to consent to the reasonable expenses of the Manager.

8.2 Effect of Termination.

(a) Subject to the remainder of this Section 8.2 and to Section 8.3, in the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Company, MergerCo or Eagles and their respective directors, trustees, officers, employees, partners or stockholders and all rights and obligations of any party hereto shall cease, except for the agreements contained in Sections 6.2 (Confidentiality), 6.7 (Public Announcements), 8.2 (Effect of Termination), 8.3 (Fees and Expenses), 8.7 (Repurchase Option) and Article IX (General Provisions); provided, however, that nothing contained in this Section 8.2(a) shall relieve any party from liabilities or damages arising out of any fraud or willful breach by such party of any of its representations, warranties, covenants or other agreements contained in this Agreement.

(b) If this Agreement is terminated (i) by Eagles pursuant to Section 8.1(f) [Eagles Superior Proposal], or by the Company pursuant to Section 8.1(g) [Eagle recommendation], then Eagles shall pay to the Company, subject to the provisions of Section 8.4, an amount in cash equal to $3,300,000 (the “Break-up Fee”), or (ii) by the Company pursuant to Section 8.1(e) [Company Superior Proposal], or by Eagles Section 8.1(h) [Company recommendation], then the Company shall pay Eagles the Break-up Fee. If (A) prior to the Company Stockholder Meeting, an Acquisition Proposal shall have been made (and not subsequently withdrawn), (B) this Agreement is terminated other than by the Company pursuant to Section 8.1(c) [Eagles breach] or by Eagles pursuant to Section 8.1(d) [Company breach] at a time when the Eagles Shareholder Approval or the Company Stockholder Approval, as applicable, has not been obtained, and (C) Eagles or the Company, as applicable, signs a definitive agreement with respect to an Acquisition Proposal or consummates an Acquisition Proposal in each case within twelve (12) months of such termination, then Eagles or the Company, as applicable, shall pay to the other party the Break-up Fee. Payment of the Break-up Fee required by this Section 8.2(b) shall be payable by wire transfer of immediately available funds (1) in the case of termination of this Agreement by Eagles under Section 8.1(e) [Superior Proposal] or the Company under Section 8.1(f) [Superior Proposal], concurrently with the effective date of such termination (i.e. following the five Business Days waiting period), (2) in the case of termination of this Agreement by the Company under Section 8.1(c) or (g) [Eagles breach or recommendation] or by Eagles under Section 8.1(d) or (h) [Company breach or recommendation], within three Business Days after the date of termination or (3) in case of a situation contemplated by the second sentence of this Section 8.2(b), immediately prior to the execution of such definitive agreement or the consummation of such Acquisition Proposal. For the avoidance of doubt, the amount of any fees or expenses paid to the Company or Eagles, as the case may be, pursuant to Section 8.3 shall be deducted from the payment of any Break-up Fee required by this Section 8.2(b).

8.3 Fees and Expenses. (a) Except as set forth in Section 8.2, whether or not the Merger is consummated, all fees, costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including, without limitation, all fees, costs and expenses of agents, representatives, counsel and accountants shall be paid by the party incurring such fees, costs or expenses.

(b) If either party fails to pay the other any amounts due under Section 8.2 or 8.3, the party failing to make such payment shall pay the reasonable costs and expenses (including, without limitation, reasonable legal fees and expenses) in connection with any action, including, without limitation, the filing of any lawsuit or other legal action, taken to collect payment.

The payment of expenses set forth herein is not an exclusive remedy, but is in addition to any other rights or remedies available to the parties hereto (whether at law or in equity).

8.4 Payment of Amount or Expense.

(a) In the event that Eagles or the Company is obligated to pay the other the Break-up Fee pursuant to Section 8.2(b) (the “Termination Amount”), Eagles or the Company (the “Payor”) shall pay to the other party (the “Payee”) from the applicable Termination Amount deposited into escrow in accordance with the next sentence, an amount equal to the lesser of (i) the Termination Amount and (ii) the sum of (A) the maximum amount that can be paid to the Payee without causing the Payee to fail to meet the requirements of Code Sections 856(c)(2) and (3) determined as if the payment of such amount did not constitute income described in Code Sections 856(c)(2)(H) or Code 856(c)(3)(I) (“Qualifying Income”), as determined by the Payee’s independent certified public accountants, plus (B) in the event the Payee receives either (1) a letter from the Payee’s counsel indicating that the Payee has received a ruling from the IRS described in Section 8.4(b)(ii) or (2) an opinion from the Payee’s outside counsel as described in Section 8.4(b)(ii), an amount equal to the Termination Amount less the amount payable under clause (A) above. To secure the Payor’s obligation to pay these amounts, the Payor shall deposit into escrow an amount in cash equal to the Termination Amount with an escrow agent selected by the Payor and on such terms (subject to Section 8.3(b)) as shall be mutually agreed upon by Eagles, the Company and the escrow agent. The payment or deposit into escrow of the Termination Amount pursuant to this Section 8.3(a) shall be made at the time the Payor is obligated to pay the Payee the such amount pursuant to Section 8.3 or Section 8.2(b), as applicable, by wire transfer or bank check.

(b) The escrow agreement shall provide that the Termination Amount in escrow or any portion thereof shall not be released to the Payee unless the escrow agent receives any of the following: (i) a letter from the Payee’s independent certified public accountants indicating the maximum amount that can be paid by the escrow agent to the Payee without causing the Payee to fail to meet the requirements of Code Sections 856(c)(2) and (3) determined as if the payment of such amount did not constitute Qualifying Income or a subsequent letter from the Payee’s accountants revising that amount, in which case the escrow agent shall release such amount to the Payee, or (ii) a letter from the Payee’s counsel indicating that the Payee received a ruling from the IRS holding that the receipt by the Payee of the Termination Amount would either constitute Qualifying Income or would be excluded from gross income within the meaning of Code Sections 856(c)(2) and (3) (or alternatively, the Payee’s outside counsel has rendered a legal opinion to the effect that the receipt by the Payee of the Termination Amount would either constitute Qualifying Income or would be excluded from gross income within the meaning of Code Sections 856(c)(2) and (3)), in which case the escrow agent shall release the remainder of the Termination Amount to the Payee. The Payor agrees to amend this Section 8.4 at the request of the Payee in order to (A) maximize the portion of the Termination Amount that may be distributed to the Payee hereunder without causing the Payee to fail to meet the requirements of Code Sections 856(c)(2) and (3), (B) improve the Payee’s chances of securing a favorable ruling described in this Section 8.3(b), or (C) assist the Company in obtaining a favorable legal opinion from its outside counsel as described in this Section 8.4(b). The escrow agreement shall also provide that any portion of the Termination Amount held in escrow for five years shall be released by the escrow agent to the Payor. The Payor shall not be a party to such escrow agreement and shall not bear any cost of or have liability resulting from the escrow agreement.

(c) For the avoidance of doubt, the escrow provisions of clauses (a) and (b) of this Section 8.4 shall only apply at the election of the relevant Payee, such election to be made in its absolute discretion.

8.5 Amendment. This Agreement may be amended by the parties hereto by an instrument in writing signed on behalf of each of the parties hereto at any time before or after receipt of the Company Stockholder Approval or the Eagles Shareholder Approval, as applicable; provided, however, that after any such approval, no amendment shall be made which by law requires further approval by such stockholders without obtaining such approval.

8.6 Extension; Waiver. At any time prior to the Effective Time, the parties hereto may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto,

(b) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document delivered pursuant hereto, and (c) waive compliance by the other parties with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of the party against which such waiver or extension is to be enforced. The failure of a party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

8.7 Repurchase Option. Following the termination of the Interim Management Agreement, Eagles or a subsidiary shall have the right, exercisable by written notice to the Company within 30 days of termination, to purchase from the Company or any subsidiary any asset, investment or right to acquire an asset or investment acquired pursuant to or in connection with the Interim Management Agreement at a price equal to the market value thereof as of the date of such repurchase (which shall include assumptions of debt, if any, in connection with such purchase) and otherwise on substantially the terms acquired by the Company or such subsidiary. If the parties are not able to agree on the market value, the matter shall be settled by an investment bank of national reputation selected by the parties (or by lot among the top five investment banks not retained by Eagles or the Company, as reported in the most recent US mergers and acquisitions rankings by Thompson Financial Corp. if the parties are unable to agree within 20 days), whose determination shall be final and binding. The fees and expenses of such investment bank shall be shared equally between the parties.

ARTICLE IX

General Provisions

9.1 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or sent if delivered personally or sent by facsimile (providing confirmation of transmission) or sent by prepaid overnight carrier (providing proof of delivery) to the parties at the following addresses or facsimile numbers (or at such other addresses or facsimile numbers as shall be specified by the parties by like notice):

(a)	if to the Company or MergerCo:

Sunset Financial Resources, Inc.

10245 Centurion Parkway North, Suite 305

Jacksonville, Florida 32256

Attention: Stacy Riffe, Chief Executive Officer

Facsimile: (904) 425-4755

with a copy to (which shall not constitute notice):

Locke Liddell & Sapp LLP

2200 Ross Avenue

Suite 2200

Dallas, TX 75201-6776

Attention: Bryan L. Goolsby

                     Kenneth L. Betts

Facsimile: (214) 740-8800

(b)	if to Eagles:

Alesco Financial Trust

Cira Center

2929 Arch Street, 17TH floor

Philadelphia, PA 19104

Attention: John J. Longino

Facsimile: 215.701.8282

with a copy to (which shall not constitute notice):

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Attention: Kathleen L. Werner

                     Richard D. Pritz

Facsimile: (212) 878-8375

9.2 Certain Definitions. For purposes of this Agreement, the term:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person.

“Business Day” shall mean any day other than (a) a Saturday or Sunday or (b) a day on which banking and savings and loan institutions are authorized or required by law to be closed.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Material Adverse Effect” means with respect to the Company, an effect, event or change which has a material adverse effect on (x) the assets, results of operations, or financial condition of the Company and the Company’s Subsidiaries on a consolidated basis taken as a whole, other than effects, events or changes arising out of or resulting from (a) changes in conditions in the U.S. economy or (b) changes in general legal, regulatory, political, economic or business conditions or changes in generally accepted accounting principles that, in each case, generally affect industries in which the Company and the Company’s Subsidiaries conduct business, unless, in each case, such effect, event or change has a substantially disproportionate impact on the Company and its subsidiaries, or (y) on the ability of the Company to perform its obligations hereunder, or that would prevent or delay the consummation of the transactions contemplated hereby. In determining whether there has been a Material Adverse Effect, any event, circumstance, change or effect shall be considered both individually and together with all other events, circumstances, changes or effects and any event, circumstance, change or effect that reasonably could be expected to result in a Material Adverse Effect (individually or together with one or more other events, circumstances, changes or effects) shall be considered a Material Adverse Effect.

“Eagles Material Adverse Effect” means, with respect to Eagles, an effect, event or change which has a material adverse effect on (x) the assets, results of operations, or financial condition of Eagles and the Eagles Subsidiaries on a consolidated basis taken as a whole, other than effects, events or changes arising out of or resulting from (a) changes in conditions in the U.S. economy, or (b) changes in general legal, regulatory, political, economic or business conditions or changes in generally accepted accounting principles that, in each case, generally affect industries in which Eagles and the Eagles Subsidiaries conduct business, unless, in each case, such effect, event or change has a substantially disproportionate impact on Eagles and its subsidiaries, or (y) on the ability of Eagles to perform its obligations hereunder, or that would prevent or delay the consummation of the transactions contemplated hereby. In determining whether there has been a Material Adverse Effect, any event, circumstance, change or effect shall be considered both individually and together with all other events, circumstances, changes or effects and any event, circumstance, change or effect that reasonably could be expected to result in a Material Adverse Effect (individually or together with one or more other events, circumstances, changes or effects) shall be considered a Material Adverse Effect.

“Encumbrances” means any liens, mortgages, deeds of trust, claims against title, charges which are liens, security interests or other encumbrances on title.

“Environment” means soil, sediment, surface or subsurface strata, surface water, ground water, ambient air and any biota living in or on such media.

“Environmental Laws” means any federal, state or local statute, law, including common laws, ordinance, regulation, rule, code, or binding order, including any judicial or administrative order, consent decree, judgment, injunction, permit or authorization, in each case having the force and effect of law, relating to the pollution, protection, or restoration of the Environment, including, without limitation, those relating to the use, handling, presence, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means an Affiliate of any Person if it would have ever been considered a single employer with such Person under ERISA Section 4001(b) or part of the same “controlled group” as such Person for purposes of ERISA Section 302(d)(8)(C).

“Exchange” means either a U.S. national securities exchange or the Nasdaq National Market system.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” means generally accepted accounting principles as applied in the United States.

“Hazardous Materials” means any “hazardous waste” as defined in either the Resource Conservation and Recovery Act or regulations adopted pursuant to said act, any “hazardous substances” or “pollutant” or “contaminant” as defined in the Comprehensive Environmental Response, Compensation and Liability Act and, to the extent not included in the foregoing, any petroleum or fractions thereof and any materials subject to regulation under Environmental Laws.

“Indebtedness” shall mean, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money, whether secured or unsecured, (b) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (c) all capitalized lease obligations of such Person, (d) all obligations of such Person under interest rate or currency hedging transactions (valued at the termination value thereof), and (e) all guarantees of such Person of any such Indebtedness of any other Person.

“IRS” means the United States Internal Revenue Service.

“Material Contracts” shall mean with respect to any Person: (a) all contracts, agreements or understandings with a customer of such Person or its Subsidiaries in the last fiscal year where such customer contracts, agreements or understandings in the aggregate account for more than 5% of such Person’s annual revenues; (b) all acquisition, merger, asset purchase or sale agreements entered into by such Person or its Subsidiaries in the last two fiscal years with a transaction value in excess of 5% of such Person’s consolidated annual revenues; (c) all employment agreements to which such Person is a party; and (d) any other agreements within the meaning set forth in Item 601(b)(10) of Regulation S-K of Title 17, Part 229 of the Code of Federal Regulations. For these purposes, Eagles shall use its annualized revenues.

“Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act).

“Proxy Statement” means the joint proxy statement/prospectus to be sent to the stockholders of the Company in connection with the Company Stockholders Meeting.

“Registration Statement” means the registration statement on Form S-4, including any amendments or supplements, pursuant to which the Company Common Shares issued in connection with the Merger will be registered under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means any corporation more than 50% of whose outstanding voting securities, or any partnership, limited liability company, joint venture or other entity more than 50% of whose total equity interest, is directly or indirectly owned by the Company or Eagles, as the case may be.

9.3 Terms Defined Elsewhere. The following terms are defined elsewhere in this Agreement, as indicated below:

“Adjusted Book Value”	Section 2.1(f)

“Agreement”	Preamble

“Articles of Merger”	Section 1.2

“Break-up Fee”	Section 8.2(b)

“Certificate”	Section 2.1(d)

“Claim”	Section 6.6(b)

“Closing”	Section 1.3

“Closing Date”	Section 1.3

“Commitment”	Section 3.10

“Company Permits”	Section 4.9

“Confidentiality Agreement”	Section 6.2

“Drop Dead Date”	Section 8.1(b)

“Eagles”	Preamble

“Eagles Assets”	Section 3.12

“Eagles Board”	Recitals

“Eagles Common Shares”	Section 2.1(b)

“Eagles Disclosure Schedule”	Article III

“Eagles Permits”	Section 3.9

“Eagles Preferred Stock”	Section 3.3(a)

“Eagles Recommendation”	Section 6.1(d)

“Eagles Restricted Stock Awards”	Section 2.1(g)

“Eagles SEC Reports”	Section 3.8

“Eagles Shareholder Approval”	Section 6.1(b)

“Eagles Stock Options”	Section 2.1(e)

“Eagles Stock Option Plans”	Section 2.1(e)

“Eagles Subsidiaries”	Section 3.1(b)

“Effective Time”	Section 1.2

“Employee Programs”	Section 3.14(a)

“Exchange Agent”	Section 2.2(a)

“Exchange Fund”	Section 2.2(a)

“Exchange Ratio”	Section 2.1(c)

“Excluded Shares”	Section 2.1(b)

“Final Eagles Dividend”	Section 1.6

“Financing Letter”	Section 4.5

“Governmental Entity”	Section 3.6

“Indemnified Parties”	Section 6.6(a)

“Intellectual Property”	Section 3.24

“Laws”	Section 3.6

“Lender”	Section 4.5

“Merger”	Recitals

“MergerCo”	Preamble

“Merger Consideration”	Section 2.1(c)

“MGCL”	Recitals

“Option Merger Consideration”	Section 2.1(e)

“Other Filings”	Section 6.4

“The Company”	Preamble

“The Company Board”	Recitals

“The Company Common Shares”	Section 2.1(c)

“The Company Disclosure Schedule	Article IV

“Payee”	Section 8.3(a)

“Payor”	Section 8.3(a)

“Property Restrictions”	Section 3.12(b)

“Qualifying Income”	Section 8.3(a)

“REIT”	Section 3.11

“Restricted Stock Awards	Section 2.1(g)

“Securities Laws”	Section 3.8

“Surviving Corporation”	Section 1.1

“Termination Amount”	Section 8.3(a)

“Third Party”	Section 6.5(a)

“US GAAP”	Section 4.8

“Warrants”	Section 2.1(f)

9.4 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever used herein, a pronoun in the masculine gender shall be considered as including the feminine gender unless the context clearly indicates otherwise.

(a) When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated.

(b) The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) The parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(d) The words “include”, “includes” or “including” shall be deemed to be followed by the words “without limitation.”

(e) The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

(f) All terms defined in this Agreement have their defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein.

(g) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

(h) If any action is to be taken by any party hereto pursuant to this Agreement on a day that is not a Business Day, such action shall be taken on the next Business Day following such day.

(i) References to a person are also to its permitted successors and assigns.

(j) The use of “or” is not intended to be exclusive unless expressly indicated otherwise.

(k) “Reasonable best efforts” or similar terms shall not require the waiver of any rights under this Agreement.

(l) The term “ordinary course of business” (or similar terms) shall be deemed to be followed by the words “consistent with past practice.” Eagles past practice shall be determined by reference to its Offering Memorandum dated January 25, 2006 where applicable.

9.5 Trial by Jury. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

9.6 Non-Survival of Representations, Warranties, Covenants and Agreements. Except for Articles I and II, Section 6.6 and any other covenant or agreement of the parties which by its terms contemplates performance after the Effective Time (a) none of the representations, warranties, covenants and agreements contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time and (b) thereafter there shall be no liability on the part of any of the Company, MergerCo or Eagles or any of their respective officers, directors or stockholders in respect thereof. Except as expressly set forth in this Agreement, there are no representations or warranties of any party hereto, express or implied.

9.7 Miscellaneous. This Agreement (a) constitutes, together with the Confidentiality Agreement and the Disclosure Schedules, the entire agreement and supersedes all of the prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and (b) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and is not intended to confer upon any other Person (except as set forth below) any rights or remedies hereunder. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the federal and state courts located in Maryland, this being in addition to any other remedy to which they are entitled at law or in equity.

9.8 Assignment; Benefit; Severability. Except as expressly permitted by the terms hereof, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Notwithstanding anything contained in this Agreement to the contrary (except for the provisions of Section 6.6 hereof which shall inure to the benefit of the Persons or entities benefiting therefrom who are expressly intended to be third-party beneficiaries thereof and who may enforce the covenants contained therein), nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

If any provision of this Agreement, or the application thereof to any person or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

9.9 Choice of Law/Consent to Jurisdiction. All disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its rules of conflict of laws.

Each of Eagles, the Company and MergerCo hereby irrevocably and unconditionally consents to submit to the sole and exclusive jurisdiction of the federal and state courts located in Maryland for any litigation arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in such court and agrees not to plead or claim in such court that such litigation brought therein has been brought in any inconvenient forum. Each of the parties hereto agrees, (a) to the extent such party is not otherwise subject to service of process in the State of Maryland, to appoint and maintain an agent in the State of Maryland as such party’s agent for acceptance of legal process, and (b) that service of process may also be made on such party at its address as provided in Section 9.1 by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Service made pursuant to (a) or (b) above shall have the same legal force and effect as if served upon such party personally within the State of Maryland.

9.10 Waiver. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

9.11 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Facsimile transmission of any signed original document shall be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document.

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IN WITNESS WHEREOF, Eagles, Jaguar Acquisition Inc. and Jaguar, Inc. have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ALESCO FINANCIAL TRUST

By:	/s/ JOHN J. LONGINO
	Name:	John J. Longino
	Title:	Chief Financial Officer and Treasurer

JAGUAR ACQUISITION INC.

By:	/s/ STACY M. RIFFE
	Name:	Stacy M. Riffe
	Title:	Executive Vice President

SUNSET FINANCIAL RESOURCES, INC.

By:	/s/ STACY M. RIFFE
	Name:	Stacy M. Riffe
	Title:	CFO

Exhibit 1

Surviving Corporation Initial Directors and Officer

James J. McEntee, III, Director and Chief Executive Officer

John J. Longino, Director, Chief Financial Officer and Secretary

Exhibit 2

Company and Eagles Independent Directors

Company

Rodney E. Bennett

G. Steven Dawson

Charles W. Wolcott

Eagles

Thomas P. Costello

Jack Haraburda

Lance Ullom

Exhibit 3

Repurchase Condition

1. Merger Conditions. The parties to the Merger Agreement shall be ready, willing and able to close the Merger, all conditions thereto being satisfied or waived.

2. Other Regulatory Approvals. All material approvals, authorizations and consents of any Governmental Entity required to consummate the Offer shall have been obtained and remain in full force and effect, and all statutory waiting periods relating to such approvals, authorizations and consents shall have expired or been terminated.

3. No Injunctions, Orders or Restraints; Illegality. No preliminary or permanent injunction or other order issued by a court or other Governmental Entity of competent jurisdiction shall be in effect which would have the effect of (i) making the consummation of the Offer illegal, or (ii) otherwise prohibiting the consummation of the Offer.

Exhibit 4

If the principal balance of the Peerless loan exceeds $8 million at September 14, 2006, the Adjusted Book Value of Sunset will be reduced by 60% of the difference between $8 million and the principal balance, the Exchange Ratio and the per share redemption price will be adjusted commensurately, as described in the Merger Agreement and illustrated below.

The calculations are based on a total stockholders equity of $91,899.826 versus $106,997 at 12/31/05, derived as follows:

Total Stockholders Equity at 12/31/05:	$106,997.247
Less: Mortgage Backed Securities available for sale	$5,661.000
Less: Securitized hybrid rate adjustable mortgages	$6,772.000
Less: Fixed assets, net	$520.748
Plus: Interest rate swap agreements	$4,813.327
Less: Restructuring Charge and Merger Expenses	$6,957.000

Adjusted Stockholders Equity:	$91,899.826

With 10,516.900 shares outstanding the resulting book value per share is $8.74 ($91,899.826 / 10,516.900 = $8.74). Alesco’s Shares are valued at $11 per Share.

($ and shares in Thousands, except per share amounts)

The Peerless Loan is not completely reduced

The Peerless Loan has a current balance outstanding of $16,647. If this value is reduced to $12,000 by September 14, 2006, this would be $4,000 above the target value of $8,000 ($12,000 - $8,000 = $4000). The resulting adjustment to book value would be made by subtracting $2,400 (60% * $4,000 = $2400). This would result in a book value of $89,499.826 ($91,899.826 - $2,400 = $89,499.826).

The Adjusted Book Value would be $8.51 ($89,499.826 / 10,516.900 = $8.51).

The Exchange Ratio would then be 1.293. This is calculated by dividing Alesco’s share price of $11 by the Adjusted Book Value of $8.51 ($11 / $8.51 = 1.293).

The Repurchase Amount would then be $21,000 ($25,000 - $4,000).

ANNEX B

This agreement contains general representations and warranties made by Sunset and Cohen Brothers Management, LLC regarding aspects of their respective businesses and other facts pertinent to the agreement. These representations and warranties are subject to materiality, knowledge and other similar qualifications in many respects. The representations and warranties of each of Cohen Brothers Management, LLC and Sunset have been made solely for the benefit of the other party and those representations and warranties should not be relied on by any other person. In addition, those representations and warranties may be intended not as statements of actual fact, but rather as a way of allocating risk between the parties, are subject to the materiality standard described in the agreement, which may differ from what may be viewed as material by you, and were made only as of the date of the agreement or another date as is specified in the agreement.

INTERIM MANAGEMENT AGREEMENT

THIS INTERIM MANAGEMENT AGREEMENT is made and entered into as of April 27, 2006 by and between SUNSET FINANCIAL RESOURCES, INC., a Maryland corporation (the “Company”), and COHEN BROTHERS MANAGEMENT, LLC, a Delaware limited liability company (together with its permitted assignees, the “Manager”).

WHEREAS, the Company has entered into an Agreement and Plan of Merger with Alesco Financial Trust (“Alesco”), dated as of the date hereof (the “Merger Agreement”), pursuant to which Eagles will merge with and into a wholly-owned subsidiary of the Company (the “Merger”), assuming the satisfactory completion or waiver of all conditions to the Merger contained in the Merger Agreement;

WHEREAS, the Manager acts as the manager of Alesco pursuant to a management agreement;

WHEREAS, from and after the date hereof until the earlier of the consummation of the Merger or the termination of the Merger Agreement, the Company desires to retain the Manager to provide investment advisory services to the Company on the terms and conditions hereinafter set forth, and the Manager wishes to be retained to provide such services during such period.

NOW THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

Section 1. Definitions. The following terms have the meanings assigned them:

(a) “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified; provided, however, that an entity acting as the issuer of collateralized debt obligations (“CDO”) or collateralized loan obligations (“CLO”) or other securities in a securitization transaction shall not be deemed to be an Affiliate of any person unless that person owns a majority of the equity interests of the issuer.

(b) “Agreement” means this Management Agreement, as amended from time to time.

(c) “Base Management Fee” means the base management fee, calculated and paid monthly in arrears, in an amount equal to (i) 1/12 of Equity multiplied by (ii) 1.50%; provided, that the foregoing calculation of the Base Management Fee shall be adjusted to exclude one-time events pursuant to changes in GAAP, as well as non-cash charges after discussion between the Manager and the Independent Directors and approval by a majority of the Independent Directors in the case of non-cash charges.

(d) “Board of Directors” means the Board of Directors of the Company.

(e) “Change of Control” means the occurrence of any of the following:

(i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Manager or Cohen Brothers, LLC (“Cohen Bros.”), taken as a whole, to any Person other than Eagles or Cohen Brothers or any of their respective Affiliates; or

(ii) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than Eagles or Cohen Bros. and any of their respective Affiliates, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of 50% or more of the total voting power of the voting capital interests of the Manager or Cohen Bros.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Cohen Bros.” has the meaning set forth in Section 1(e)(i) hereof.

(h) “Common Share” means a share of common stock of the Company now or hereafter authorized as voting common stock of the Company.

(i) “Company Account” has the meaning set forth in Section 5 hereof.

(j) “Company Indemnified Party” has the meaning set forth in Section 11(b) hereof.

(k) “Effective Termination Date” has the meaning set forth in Section 13(a) hereof.

(l) “Equity” means, for purposes of calculating the Base Management Fee, for any month the Company’s stockholders’ equity at the end of such month (without taking into account any non-cash equity compensation expense incurred in current or prior periods); provided, that the foregoing calculation of Equity shall be adjusted (1) in the same manner used in determining the Exchange Ratio under the Merger Agreement and (2) to exclude one-time events pursuant to changes in GAAP, as well as non-cash charges after discussion between the Manager and the Independent Directors and approval by a majority of the Independent Directors in the case of non-cash charges.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Federal Reserve Board” means the Board of Governors of the Federal Reserve System.

(o) “GAAP” means generally accepted accounting principles, as applied in the United States.

(p) “Governing Instruments” means, with regard to any entity, the articles of incorporation and bylaws in the case of a corporation, certificate of limited partnership (if applicable) and the partnership agreement in the case of a general or limited partnership, the articles of formation and the operating agreement in the case of a limited liability company, the trust instrument in the case of a trust, or similar governing documents, in each case as amended from time to time.

(q) “Guidelines” shall have the meaning set forth in Section 2(b)(ii) hereof.

(r) “Indemnified Party” has the meaning set forth in Section 11(a) hereof.

(s) “Independent Directors” means the members of the Board of Directors who are not, and have not been within the last two years, officers or employees of the Manager or Cohen Bros. or any Person directly or indirectly controlling or controlled by, or otherwise an Affiliate of, the Manager or Cohen Bros. and who are otherwise “independent” in accordance with the Company’s Governing Instruments and, if applicable, the rules of the New York Stock Exchange, Inc. (“NYSE”).

(t) “Initial Term” has the meaning set forth in Section 13(a) hereof.

(u) “Investment Company Act” means the Investment Company Act of 1940, as amended.

(v) “Investments” means the investments of the Company.

(w) “Leveraged Loan” means a participation interest in a first lien or other senior loan or senior bridge financing facility evidencing indebtedness of a third party of a type contemplated by the Guidelines.

(x) “Notice of Proposal to Negotiate” has the meaning set forth in Section 13(a) hereof.

(y) “Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

(z) “REIT” means a “real estate investment trust” as defined under the Code.

(aa) “Renewal Term” has the meaning as set forth in Section 13(a) hereof.

(bb) “Shared Services Agreement” means the Shared Facilities and Services Agreement, dated the date hereof, between the Manager and Cohen Bros.

(cc) “Subsidiary” means any subsidiary of the Company; any partnership, the general partner of which is the Company or any subsidiary of the Company; and any limited liability company, the managing member of which is the Company or any subsidiary of the Company.

(dd) “Termination Fee” has the meaning set forth in Section 13(b) hereof.

(ee) “Termination Notice” has the meaning set forth in Section 13(a) hereof.

(ff) “Treasury Regulations” means the regulations promulgated under the Code from time to time, as amended.

Section 2. Appointment and Duties of the Manager.

(a) The Company hereby appoints the Manager to implement the investment strategy set forth in, and subject to the conditions of, the Guidelines, subject to the further terms and conditions set forth in this Agreement, and the Manager hereby agrees to use its commercially reasonable efforts to perform each of the duties set forth herein. The appointment of the Manager shall be exclusive to the Manager except to the extent that the Manager otherwise agrees, in its sole and absolute discretion, and except to the extent that the Manager elects, in accordance with the terms of this Agreement, to cause the duties of the Manager hereunder to be provided by third parties.

(b) The Manager, at all times, will be subject to the supervision of the Company’s Board of Directors and will have only such functions and authority as the Company may delegate to it including, without limitation, the functions and authority identified herein and delegated to the Manager hereby. The Manager will be responsible for the day-to-day implementation of the Guidelines and the making of Investments and will perform (or cause to be performed) such services and activities relating to such activities as may be appropriate, including, without limitation, the following:

(i) serving as the Company’s consultant with respect to the criteria and parameters for Investments, borrowings relating to Investments and operations, any modifications to which criteria and parameters shall be approved by a majority of the Independent Directors (such criteria and parameters are attached hereto as Exhibit A, as the same may be modified with such approval, the “Guidelines”) and other policies approved by the Board of Directors;

(ii) investigation, analysis and selection of investment opportunities in accordance with the Guidelines;

(iii) negotiating on behalf of the Company for the sale of a portion of the Company’s existing assets and the reinvestment of the proceeds therefrom in the purchase or other acquisition of Investments, as contemplated by the Guidelines;

(iv) with respect to prospective Investments by the Company, conducting negotiations with sellers and purchasers and their respective agents, representatives and investment bankers;

(v) engaging and supervising, on behalf of the Company and at the Company’s expense, independent contractors which provide investment banking, mortgage brokerage, securities brokerage and other financial services and such other services as may be required relating to the Investments, provided that the prior approval of the Independent Directors shall be required for any individual engagement involving fees payable by the Company in excess of $25,000;

(vi) negotiating on behalf of the Company for the sale, exchange or other disposition of any Investments;

(vii) implementing the investment strategy set forth in the Guidelines and supervising the administration of the day-to-day operations of the Company relating to Investments and the implementation of the Guidelines and supervising the performance of related administrative functions as may be agreed upon by the Manager and the Board of Directors;

(viii) counseling the Company in connection with policy decisions to be made by the Board of Directors relating to Investments;

(ix) evaluating and recommending to the Board of Directors hedging strategies and engaging in hedging activities on behalf of the Company, consistent with such strategies, as so modified from time to time, with the Company’s status as a REIT, and with the Guidelines;

(x) counseling the Company regarding the maintenance of its qualification as a REIT and assisting in developing appropriate accounting procedures, compliance procedures and testing systems relating to, and monitoring compliance (including participating in quarterly compliance reviews) with, the various REIT qualification tests and other rules set out in the Code and Treasury Regulations thereunder;

(xi) counseling the Company regarding the maintenance of its exemption from the Investment Company Act and monitoring compliance with the requirements for maintaining an exemption from that Act;

(xii) assisting the Company in developing criteria for asset purchases that are specifically tailored to the Company’s investment objectives and making available to the Company its knowledge and experience with respect to trust preferred securities, Leveraged Loans, mortgage loans (including on a portfolio basis), mortgage-backed securities and other assets, CDOs, CLOs and other securitizations;

(xiii) selecting brokers and dealers to effect trading on behalf of the Company, including, without limitation, Cohen Bros. and its Affiliates, provided that any compensation payable to Cohen Bros. or its Affiliates is not greater than the compensation which would generally be payable to outside brokers and dealers engaged to perform similar services pursuant to arm’s-length arrangements;

(xiv) monitoring the operating performance of the Investments and providing periodic reports, no less than monthly, with respect thereto to the Board of Directors, including comparative information with respect to such operating performance and budgeted or projected operating results;

(xv) causing the Company to qualify to do business in all applicable jurisdictions in which Investments are made, if required by applicable law, and to obtain and maintain all such licenses;

(xvi) subject to Section 2(e), assisting the Company in preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Exchange Act;

(xvii) subject to Section 2(e), providing such information and services, and access to the Manager’s personnel and systems, as may be reasonably requested by the Company so as to enable the appropriate officers of the Company to make the certifications required under the Sarbanes-Oxley Act and the rules and regulations promulgated by the Securities and Exchange Commission thereunder;

(xviii) subject to Section 2(e), providing necessary information to enable the Company and its Subsidiaries to make required tax filings and reports, including those that may be required by the provisions of the Code and Treasury Regulations applicable to REITs;

(xix) using commercially reasonable efforts to cause expenses incurred by the Manager on behalf of the Company or incurred by the Company at the direction of the Manager to be commercially reasonable or commercially customary and within any budgeted parameters or expense guidelines set by the Board of Directors from time to time;

(xx) advising the Company with respect to obtaining appropriate warehouse or other financings for its Investments;

(xxi) advising the Company with respect to and structuring long-term financing vehicles for the Company’s Investments, and offering and selling securities publicly or privately in connection with any such structured financing;

(xxii) performing such other services as may be required from time to time for management and other activities relating to the Company and its assets as the Board of Directors shall reasonably request or the Manager or the Board of Directors shall deem appropriate under the particular circumstances; and

(xxiii) using commercially reasonable efforts to cause the Company to comply with all applicable laws in making the Investments and conducting business pursuant to the Guidelines.

Without limiting the foregoing, the Manager will perform portfolio management services (the “Portfolio Management Services”) on behalf of the Company’s Board of Directors with respect to the Investments. Such services will include, but not be limited to, consulting with the Company on the purchase and sale of, and other investment opportunities in connection with, the Company’s portfolio of assets; the collection of information and the submission of reports to the Company’s Board of Directors pertaining to the Company’s assets, interest rates and general economic conditions; periodic review and evaluation of the performance of the Company’s portfolio of assets; acting as liaison between the Company and banking, mortgage banking, investment banking and other parties with respect to the purchase, financing and disposition of assets; and other customary functions related to portfolio management. Additionally, the Manager will perform monitoring services (the “Monitoring Services”) on behalf of the Company with respect to any services provided by third parties. Such Monitoring Services will include, to the extent applicable, negotiating services agreements; acting as a liaison between the servicer provider and the Company; review of servicers’ delinquency, foreclosure and other reports on assets; supervising claims filed under any insurance policies; and enforcing the obligation of any servicer to repurchase assets.

(c) The Manager may enter into agreements with other parties, including its Affiliates, for the purpose of engaging one or more parties for and on its behalf, and, except as otherwise agreed, at the sole cost and expense of the Company to provide credit analysis, risk management services, asset management, and/or other services (including, without limitation, Portfolio Management Services and Monitoring Services) pursuant to agreement(s) with terms which are then customary for agreements regarding the provision of services to companies that have assets similar in type, quality and value to the Investments; provided, that (i) any such agreements entered into with Affiliates of the Manager shall be (A) on terms no more favorable to such Affiliate than would be obtained from a third party on an arm’s-length basis and (B) to the extent the same are not specifically contemplated by this Agreement or the Shared Services Agreement, approved by a majority of the Independent Directors, (ii) with respect to Portfolio Management Services, (A) any such agreements shall be subject to the Company’s prior written approval (and approved by a majority of the Independent Directors) and (B) the Manager shall remain liable for the performance of such Portfolio Management Services, and (iii) with respect to Monitoring Services, any such agreements shall be subject to the Company’s prior written approval (and approved by a majority of the Independent Directors). Notwithstanding the foregoing, the Shared Services Agreement shall not be subject to further review or approval by the Independent Directors prior to the expiration of its initial term, unless such agreement shall be amended, in which case such amendment shall be subject to the foregoing limitations on agreements between the Manager and its Affiliates.

(d) As frequently as the Manager may deem necessary or advisable, or at the direction of the Board of Directors, the Manager shall, at the sole cost and expense of the Company, prepare, or cause to be prepared, with respect to any Investment, reports and other information with respect to such Investment as may be reasonably requested by the Company.

(e) The Manager shall prepare regular reports, at least monthly, for the Board of Directors to enable the Board of Directors to review the Company’s Investments, portfolio composition and characteristics, credit quality, performance and compliance with the Guidelines and policies approved by the Board of Directors.

(f) Notwithstanding anything contained in this Agreement to the contrary, although the Manager will provide the Company with advice and counseling with regard to regulatory requirements applicable to the Company relating to the Investments, the Company and its Board of Directors and internal management team shall remain solely responsible for the preparation of all financial statements required under applicable regulations and the preparation and filing of (i) all reports and documents required under the Exchange Act and the rules of the NYSE, and (ii) all tax returns and required tax filings. The Manager shall use its commercially reasonable efforts to provide the Board of Directors and the Company’s internal management team with the information relating to the Investments needed for the preparation of such reports and filings in a timely fashion. Furthermore, the Company shall retain sole responsibility for the operations of the Company that shall not be managed by the Manager hereunder, including, without limitation, the Company’s payroll; office space; maintenance of furniture, fixtures and equipment; investor relations; accounting; relations with regulators and the NYSE and compliance with the Company’s obligations under the Merger Agreement.

(g) Notwithstanding anything contained in this Agreement to the contrary, except to the extent that the payment of additional moneys is proven by the Company to have been required as a direct result of the Manager’s acts or omissions which result in the right of the Company to terminate this Agreement pursuant to Section 15 of this Agreement, the Manager shall not be required to expend money (“Excess Funds”) in connection with any expenses that are required to be paid for or reimbursed by the Company pursuant to Section 9 in excess of that contained in any applicable Company Account (as herein defined) or otherwise made available by the Company to be expended by the Manager hereunder. Failure of the Manager to expend Excess Funds out-of-pocket shall not give rise or be a contributing factor to the right of the Company under Section 13(a) of this Agreement to terminate this Agreement due to the Manager’s unsatisfactory performance.

(h) In performing its duties under this Section 2, the Manager shall be entitled to rely reasonably on qualified experts and professionals (including, without limitation, accountants, legal counsel and other professional service providers) hired by the Manager at the Company’s sole cost and expense.

Section 3. Additional Activities of the Manager.

(a) The Manager shall devote such time to the management of the Company’s Investments and the performance of the Manager’s duties hereunder as may be reasonably necessary and appropriate, commensurate with the level of activity of the Company from time to time. The Company shall cooperate with the Manager in the performance by the Manager of its duties hereunder.

(b) The Manager agrees to offer the Company the right to participate in all investment opportunities that the Manager determines are appropriate for the Company in view of its investment objectives, policies and strategies, and other relevant factors, subject to the exception that, in accordance with the Guidelines, the Company might not participate in each such opportunity but will on an overall basis equitably participate with the Manager’s other clients in the opportunities described on Exhibit A to this Agreement. Nothing in this Agreement shall (i) prevent the Manager or any of its Affiliates, officers, directors or employees, from engaging in other businesses or from rendering services of any kind to any other Person, including, without limitation, investing in, or rendering advisory services to others investing in, any type of business (including, without limitation, investments that meet the principal investment objectives of the Company), whether or not the investment objectives or policies of any such other Person or entity are similar to those of the Company or (ii) in any way bind or restrict the Manager or any of its Affiliates, officers, directors or employees from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Manager or any of its Affiliates, officers, directors or employees may be acting. The Company specifically acknowledges that the Manager is party to a management agreement with Eagles and that the investment policies and objectives of Eagles are similar to those that will be pursued by the Manager on behalf of the Company under this Agreement. The Company also acknowledges that Cohen Bros. and the Manager have granted Eagles certain rights of first refusal with respect to certain types of investments. While information and recommendations supplied to the Company shall, in the Manager’s reasonable and good faith judgment, be appropriate under the circumstances and in light of the investment objectives and policies of the Company, they may be different from the information and recommendations supplied by the Manager or any Affiliate of the Manager to other investment companies, funds and advisory accounts. The Company shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Company recognizes that it is not entitled to receive preferential treatment as compared with the treatment given by the Manager or any Affiliate of the Manager to Eagles or any other investment company, fund or advisory account other than any fund or advisory account which contains only funds invested by the Manager, its Affiliates (and not any funds of any of their clients or customers) or their officers and directors. The Company shall have the benefit of the Manager’s best judgment and effort in rendering services hereunder and, in furtherance of the foregoing, the Manager shall not undertake activities that, in its good faith judgment, will adversely affect the performance of its obligations under this Agreement.

(c) Subject to the terms and conditions of this Agreement and the Guidelines, the members, partners, directors, officers, employees and agents of the Manager or Affiliates of the Manager are hereby authorized by the Board of Directors to act as authorized nominees or signatories for the Company or any Subsidiary in order to implement the Investments and conduct the activities contemplated by this Agreement. When executing documents or otherwise acting in such capacities for the Company, such Persons shall use the title “Authorized Signatory.” The Company represents that its Board of Directors has adopted a resolution appointing the members, partners, directors, officers, employees and agents of the Manager or Affiliates of the Manager as Authorized Signatories and shall maintain such resolution in full force and effect throughout the term of this Agreement.

(d) Subject to Section 2(c), the Manager is authorized, for and on behalf, and at the sole cost and expense of the Company, to employ such securities dealers, including dealers that are Affiliates of the Manager, for the purchase and sale of investment assets of the Company as may, in the good faith judgment of the Manager, be necessary to obtain the best commercially available net results for the Company taking into account such factors as the policies of the Company, price, dealer spread, the size, type, timing and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Manager is authorized to direct the execution of the Company’s portfolio transactions to dealers and brokers, including dealers that are Affiliates of the Manager, furnishing statistical information or research deemed by the Manager to be useful or valuable to the performance of its investment advisory functions for the Company.

(e) The Company (including the Board of Directors) agrees to take all actions reasonably required to permit and enable the Manager to carry out its duties and obligations under this Agreement. If the Manager is not able to provide a service, or in the reasonable judgment of the Manager it is not prudent to provide a service, without the approval of the Board of Directors or the Independent Directors, as applicable, then the Manager shall use good faith reasonable efforts to promptly obtain such approval and shall be excused from providing such service (and shall not be in breach of this Agreement) until the applicable approval has been obtained.

(f) The Company acknowledges and agrees that in addition to the fees payable to the Manager under this Agreement, Cohen Bros. and its Affiliates will benefit from other fees paid to it by third parties in respect of the Investments, including, but not limited to, the following:

(i) origination fees paid by the issuers of trust preferred securities and similar fees paid by the borrowers under Leveraged Loans;

(ii) structuring fees for services relating to the structuring of a CDO or CLO on the Company’s behalf or in which the Company invests, provided, however, that such fees in respect of a particular CDO or CLO may not exceed 0.45% of the securities issued by such CDO or CLO without prior approval of the Independent Directors;

(iii) collateral management fees for the CDOs and CLOs in which the Company expects to invest and incentive fees if such CDOs or CLOs exceed certain performance benchmarks; and

(iv) broker-dealer commissions and mark-ups from the placement of securities issued by the CDOs and CLOs in which the Company invests and the trading of securities to and from CDOs and CLOs in which the Company invests in amounts which do not exceed those which would generally be payable to outside brokers and dealers engaged to perform similar services pursuant to arm’s-length arrangement.

Section 4. Agency. The Manager shall act as agent of the Company in making, acquiring, financing and disposing of Investments, disbursing and collecting the Company’s funds, paying the debts and fulfilling the obligations of the Company, supervising the performance of professionals engaged by or on behalf of the Company and handling, prosecuting and settling any claims of or against the Company, the Board of Directors, holders of the Company’s securities or the Company’s representatives or properties, all in accordance with the terms of this Agreement.

Section 5. Bank Accounts. At the direction of the Board of Directors, the Manager may collect and deposit funds into any bank accounts maintained in the name of the Company or any Subsidiary (any such account, a “Company Account”), and disburse funds from any such Company Account or Company Accounts, under such terms and conditions as the Board of Directors may approve in connection with the acquisition and management of Investments; and the Manager shall from time to time render appropriate accountings of such collections and payments to the Board of Directors and, upon request, to the Company’s Chief Financial Officer and the auditors of the Company or any Subsidiary.

Section 6. Records; Confidentiality. The Manager shall maintain appropriate books of accounts and records relating to services performed under this Agreement, and such books of account and records shall be accessible for inspection by representatives of the Company or any Subsidiary at any time during normal business hours upon one (1) business day’s advance written notice. The Company acknowledges that many of the officers, directors and employees of the Manager are also officers, members, directors and directors of Cohen Bros., Eagles and Taberna Realty Finance Trust and their respective Affiliates and as such may receive information in connection with their various positions. Notwithstanding the foregoing, the Manager shall keep confidential any and all information obtained in connection with the services rendered under this Agreement and shall not disclose any such information (or use the same except in furtherance of its duties under this Agreement) to nonaffiliated third parties except (i) with the prior written consent of the Board of Directors; (ii) to legal counsel, accountants and other professional advisors; (iii) to appraisers, financing sources and others in the ordinary course of the Company’s business; (iv) to governmental officials having jurisdiction over the Company; (v) in connection with any governmental or regulatory filings required of the Company or disclosure or presentations to Company investors; or (vi) as required by law or legal process to which the Manager or any Person to whom disclosure is permitted hereunder is a party. The foregoing shall not apply to information which has previously become publicly available through the actions of a Person other than the Manager not resulting from the Manager’s violation of this Section 6. The provisions of this Section 6 shall survive the expiration or earlier termination of this Agreement for a period of one year.

Section 7. Obligations of Manager; Restrictions.

(a) The Manager shall require each seller or transferor of investment assets to the Company to make such representations and warranties and take such other actions regarding such assets as may, in the judgment of the Manager, be necessary and appropriate and in light of general marketplace conventions with regard to the protection of the Investments.

(b) The Manager shall refrain from any action that, in its sole judgment made in good faith, (i) is not in compliance with the Guidelines, (ii) would adversely affect the status of the Company as a REIT under the Code or the Company’s status as an entity excluded from regulation as an investment company under the Investment Company Act or (iii) would violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Company or any Subsidiary or that would otherwise not be permitted by the Company’s Governing Instruments. If the Manager is ordered to take any such action by the Board of Directors, the Manager shall promptly notify the Board of Directors of the Manager’s judgment that such action would adversely affect such status or violate any such law, rule or regulation or the Governing Instruments. Notwithstanding the foregoing, the Manager, its directors, officers, stockholders and employees shall not be liable to the Company or any Subsidiary, the Board of Directors, or the Company’s or any Subsidiary’s shareholders or partners, for any act or omission by the Manager, its directors, officers, stockholders or employees except as provided in Section 11 of this Agreement.

(c) Any acquisition by the Company of debt or equity securities issued by a CDO or CLO issuer that has been structured or will be managed by Cohen Bros. or any of its Affiliates, and any borrowings by the Company from the Manager or its Affiliates (including Cohen Bros.), acting as lenders, shall be approved by a majority of the Company’s Independent Directors in accordance with the Guidelines.

(d) The Manager shall not (i) consummate any transaction which would involve the acquisition by the Company of an asset in which the Manager or any Affiliate thereof has an ownership interest, or the sale by the Company of an asset of the Company to the Manager or any Affiliate thereof; or a transaction in which it is contemplated that the Manager or any Affiliate thereof will co-invest with the Company; provided, however that (1) it is expressly agreed that if the Company has obtained the approval of a majority of its Independent Directors to purchase an equity interest in a CDO or CLO managed by Cohen Bros., the further approval of the Independent Directors shall not be required for the funding or acquisition of particular collateral investments that will be owned by such CDO or CLO; and (2) a warehouse facility or similar financing arrangement for the funding and acquisition of collateral to be held by a CDO or CLO in which the Independent Directors of the Company have approved the purchase of equity securities by the Company shall not be deemed to be a co-investment by the Company and the Manager and its Affiliates; provided further, however, that subject to compliance by the Manager with the Guidelines, the Manager may cause the Company to consummate the sale of a Leveraged Loan investment that collateralizes a warehouse facility to which the Company is a party to a CDO or CLO or other securitization entity that is managed by the Manager or Cohen Bros. or (ii) under circumstances where the Manager is subject to an actual or potential conflict of interest in the reasonable judgment of the Manager or the Board of Directors because the Manager manages both the Company and another Person (not an Affiliate of the Company) with which the Company has a contractual relationship, take any action constituting the granting to such Person of a waiver, forbearance or other relief, or the enforcement against such Person of remedies, under or with respect to the applicable contract, in the case of each of (i) and (ii), without the approval of a majority of the Independent Directors.

(e) The parties acknowledge that it is contemplated that the Board of Directors will periodically review the Guidelines and the Company’s portfolio of Investments but will not review each proposed investment, except as otherwise provided herein. If a majority of the Independent Directors determine in their periodic review of transactions that a particular transaction does not comply with the Guidelines (including as a result of violation of the provisions of Section 7(d) above), then a majority of the Independent Directors will consider what corrective action, if any, can be taken. The Manager shall be permitted to rely upon the direction of the Secretary of the Company to evidence the approval of the Board of Directors or the Independent Directors with respect to a proposed investment.

(f) The Manager shall at all times during the term of this Agreement maintain “errors and omissions” insurance coverage and other insurance coverage at the Company’s expense which is customarily carried by asset and investment managers performing functions similar to those of the Manager under this Agreement with respect to assets similar to the assets of the Company, in an amount which is comparable to that customarily maintained by other managers or servicers of similar assets.

Section 8. Compensation.

(a) During the Term of this Agreement, the Company shall pay the Manager the Base Management Fee monthly in arrears commencing with the month in which this Agreement was executed (with such initial payment pro-rated based on the number of days during such month that this Agreement was in effect).

(b) The Manager shall compute each installment of the Base Management Fee within fifteen (15) business days after the end of the calendar month with respect to which such installment is payable. A copy of the computations made by the Manager to calculate such installment shall thereafter, for informational purposes only and subject in any event to Section 13(a) of this Agreement, promptly be delivered to the Board of Directors and subject to the terms hereof, upon such delivery, payment of such installment of the Base Management Fee shown therein shall be due and payable no later than the date which is twenty (20) business days after the end of the calendar month with respect to which such installment is payable absent manifest error in the calculation.

(c) Any installment of the monthly Base Management Fee payable to the Manager shall be reduced by the Company’s Proportionate Share (as defined below) of the amount of any asset management fees (which include base, subordinate and incentive fees) paid to Cohen Bros. and its Affiliates pursuant to collateral management agreements during the period to which the installment of the Base Management Fee relates for providing collateral management services to CDOs and CLOs in which the Company holds equity interests. The Company’s “Proportionate Share” of such fees shall be determined based upon the percentage of equity interests the Company holds in such CDOs and CLOs.

Section 9. Expenses of the Company. The Company shall reimburse the Manager and its Affiliates for documented expenses of the Manager and its Affiliates incurred which are reasonably necessary for the performance by the Manager of its duties and functions under this Agreement (collectively, the “Expenses”), which Expenses shall not exceed $25,000 per month, in the aggregate, without the prior consent of the Company.

Except as otherwise specifically provided herein, the Company shall be responsible for the payment of all expenses relating to its operations.

Without regard to the amount of compensation received under this Agreement by the Manager, the Manager shall be responsible for the wages and salaries of the Manager’s officers and employees.

The provisions of this Section 9 shall survive the expiration or earlier termination of this Agreement to the extent such expenses have previously been incurred or are incurred in connection with such expiration or termination.

Section 10. Calculations of Expenses. The Manager shall prepare a statement documenting the Expenses of the Company and the Expenses incurred by the Manager on behalf of the Company during each calendar month, and shall deliver such statement to the Board of Directors within 20 days after the end of each calendar month. Expenses incurred by the Manager on behalf of the Company shall be reimbursed by the Company to the Manager on the first business day of the month immediately following the date of delivery of such statement. The provisions of this Section 10 shall survive the expiration or earlier termination of this Agreement.

Section 11. Limits of Manager Responsibility; Indemnification.

(a) The Manager assumes no responsibility under this Agreement other than to render the services called for under this Agreement in good faith and shall not be responsible for any action of the Board of Directors in following or declining to follow any advice or recommendations of the Manager, including as set forth in Section 7(b) of this Agreement. The Manager, its members, managers, officers, employees and Affiliates (including Cohen Bros. and Eagles) will not be liable to the Company or any Subsidiary, to the Board of

Directors, or the Company’s or any Subsidiary’s shareholders or partners for any acts or omissions by the Manager, its members, managers, officers, employees or Affiliates (including Cohen Bros. and Eagles), pursuant to or in accordance with this Agreement, except by reason of acts constituting bad faith, willful misconduct, gross negligence or reckless disregard of the Manager’s duties under this Agreement. The Company shall, to the full extent lawful, reimburse, indemnify and hold the Manager, its members, managers, officers, employees and Affiliates (including Cohen Bros. and Eagles) and each other Person, if any, controlling the Manager (each, an “Indemnified Party”), harmless of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including attorneys’ fees) in respect of or arising from any acts or omissions of such Indemnified Party made in good faith in the performance of the Manager’s duties under this Agreement and not constituting such Indemnified Party’s bad faith, willful misconduct, gross negligence or reckless disregard of the Manager’s duties under this Agreement.

(b) The Manager shall, to the full extent lawful, reimburse, indemnify and hold the Company, its shareholders, directors, officers and employees and each other Person, if any, controlling the Company (each, a “Company Indemnified Party”), harmless of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including attorneys’ fees) in respect of or arising from the Manager’s bad faith, willful misconduct, gross negligence or reckless disregard of its duties under this Agreement.

Section 12. No Joint Venture. Nothing in this Agreement shall be construed to make the Company and the Manager or its Affiliates, partners or joint venturers or impose any liability as such on either of them.

Section 13. Term; Termination Upon a Merger Termination Event.

(a) Until this Agreement is terminated in accordance with its terms, this Agreement shall be in effect until 90 days after the earlier of (i) the date on which the Merger is consummated and (ii) the date of termination of the Merger Agreement (each, a “Merger Termination Event”); provided, however, that the Company shall have the right to terminate this Agreement at any time after the occurrence of a Merger Termination Event upon not less than 30 days’ prior written notice to the Manager. During the 90-day period following a Merger Termination Event, the Company shall have the option to retain the Manager on the terms and conditions set forth in a management agreement to be entered into between the Company and the Manager, which terms and conditions shall be substantially the same as those contained in the management agreement between Eagles and the Manager. In the event the Company does not exercise such option, and no definitive management agreement is entered into, the Manager agrees to continue to perform under the terms and conditions of this Agreement for the duration of such 90-day period.

(b) If the Merger Agreement is terminated in accordance with its terms, other than pursuant to Section 8.1(d) or Section 8.1(b)(iii) (and the Company’s non-compliance with the Merger Agreement gave rise to such termination under Section 8.1(b)(iii)) of the Merger Agreement, no termination fee shall be payable to the Manager. If the Merger Agreement is terminated pursuant to Section 8.1(d) or Section 8.1(b)(iii) (and the Company’s non-compliance with the Merger Agreement gave rise to such termination under Section 8.1(b)(iii)), the Company shall pay to the Manager, on the date on which such termination is effective, a termination fee (the “Termination Fee”) equal to the amount of three times the annualized Base Management Fee determined by annualizing the Base Management Fee payable to the Manager in respect of the most recently completed full month prior to the occurrence of the Merger Termination Event paid or payable in respect of the Term. The obligation of the Company to pay the Termination Fee shall survive the termination of this Agreement.

(c) If this Agreement is terminated pursuant to this Section 13, such termination shall be without any further liability or obligation of either party to the other following the effective time of such termination, except as provided in Sections 6, 9, 10, 13(b), 16 and 17 of this Agreement. In addition, Sections 8(k) and 11 of this Agreement shall survive termination of this Agreement.

Section 14. Assignment.

(a) Except as set forth in Section 14(b) of this Agreement, this Agreement shall terminate automatically in the event of its assignment, in whole or in part, by the Manager, unless such assignment is consented to in writing by the Company with the consent of a majority of the Independent Directors. Any such permitted assignment shall bind the assignee under this Agreement in the same manner as the Manager is bound, and the Manager shall be liable to the Company for all errors or omissions of the assignee under any such assignment. In addition, the assignee shall execute and deliver to the Company a counterpart of this Agreement naming such assignee as Manager. This Agreement shall not be assigned by the Company without the prior written consent of the Manager.

(b) Notwithstanding any provision of this Agreement, the Manager may subcontract and assign any or all of its responsibilities under this Agreement to any of its Affiliates in accordance with the terms of this Agreement applicable to any such subcontract or assignment, and the Company hereby consents to any such assignment and subcontracting. In addition, provided that the Manager provides prior written notice to the Company for informational purposes only, nothing contained in this Agreement shall preclude any pledge, hypothecation or other transfer of any amounts payable to the Manager under this Agreement.

Section 15. Termination for Cause.

(a) The Company may terminate this Agreement effective upon thirty (30) days’ prior written notice of termination from the Company to the Manager, without payment of any Termination Fee, if (i) the Manager materially breaches any provision of this Agreement and such breach shall continue for a period of 30 days after the Manager’s receipt of written notice thereof specifying such breach and requesting that the same be remedied in such 30 day period, (ii) the Manager engages in any act of fraud, misappropriation of funds, or embezzlement against the Company, (iii) there is an event of any gross negligence, willful misconduct or reckless disregard of its duties on the part of the Manager in the performance of its duties under this Agreement, (iv) there is a Change of Control or (v) there is entered an order for relief or similar decree or order with respect to the Manager or Cohen Bros. by a court having competent jurisdiction in an involuntary case under the federal bankruptcy laws as now or hereafter constituted or under any applicable federal or state bankruptcy, insolvency or other similar laws; or the Manager or Cohen Bros. (A) ceases, or admits in writing its inability, to pay its debts as they become due and payable, or makes a general assignment for the benefit of, or enters into a composition or arrangement with, creditors; (B) applies for, or consents (by admission of material allegations of a petition or otherwise) to, sequestrator (or other similar official) of the Manager or Cohen Bros. or of any substantial part of their properties or assets, or authorizes such an application or consent, or proceedings seeking such appointment are commenced without such authorization, consent or application against the Manager or Cohen Bros. and continue undismissed for 60 days; (C) authorizes or files a voluntary petition in bankruptcy, or applies for or consents (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction, or authorized such application or consent, of proceedings to such end are instituted against application or consent, or proceedings to such end are instituted against the Manager or Cohen Bros. without such authorization, application or consent and are approved as properly instituted and remain undismissed for 60 days or result in adjudication of bankruptcy or insolvency; or (D) permits or suffers all or any substantial part of its properties or assets to be sequestered or attached by court order and the order remains undismissed for 60 days.

(b) The Manager agrees that if any of the events specified above occur, it will give prompt written notice thereof to the Company’s Board of Directors after the occurrence of such event.

(c) The Manager may terminate this Agreement effective upon sixty (60) days’ prior written notice of termination to the Company in the event that the Company shall default in the performance or observance of any material term, condition or covenant contained in this Agreement and such default shall continue for a period of

30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30 day period.

Section 16. Action upon Termination. From and after the effective date of termination of this Agreement, pursuant to Sections 13, 14, or 15 of this Agreement, the Manager shall not be entitled to compensation for further services under this Agreement, but shall be paid all compensation accruing to the date of termination and, if terminated pursuant to Section 13(a) or Section 15(c), the applicable Termination Fee. Upon such termination, the Manager shall promptly:

(i) after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled, pay over to the Company or a Subsidiary all money collected and held for the account of the Company or a Subsidiary pursuant to this Agreement;

(ii) deliver to the Board of Directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Directors with respect to the Company or a Subsidiary;

(iii) deliver to the Board of Directors all property and documents of the Company or any Subsidiary or prepared by the Manager on behalf of the Company or related to the Company or its assets then in the custody of the Manager; and

(iv) cooperate with any new manager or management team for the Company engaged by the Board of Directors for a reasonable transition period after the termination.

Section 17. Release of Money or Other Property upon Written Request. The Manager agrees that any money or other property of the Company or Subsidiary requested by the Company to be held by the Manager under this Agreement shall be held by the Manager as custodian for the Company or Subsidiary, and the Manager’s records shall be appropriately marked clearly to reflect the ownership of such money or other property by the Company or such Subsidiary. Upon the receipt by the Manager of a written request signed by a duly authorized officer of the Company requesting the Manager to release to the Company or any Subsidiary any such money or other property then held by the Manager for the account of the Company or any Subsidiary under this Agreement, the Manager shall release such money or other property to the Company or any Subsidiary within a reasonable period of time, but in no event later than sixty (60) days following such request. The Manager shall not be liable to the Company, any Subsidiary, the Independent Directors, or the Company’s or a Subsidiary’s shareholders or partners for any acts performed or omissions to act by the Company or any Subsidiary in connection with the money or other property released to the Company or any Subsidiary in accordance with the second sentence of this Section 17. The Company and any Subsidiary shall indemnify the Manager and its members, managers, officers and employees against any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever, which arise in connection with the Manager’s release of such money or other property to the Company or any Subsidiary in accordance with the terms of this Section 17. Indemnification pursuant to this provision shall be in addition to any right of the Manager to indemnification under Section 11 of this Agreement.

Section 18. Representations and Warranties.

(a) The Company hereby represents and warrants to the Manager as follows:

(i) The Company is duly organized, validly existing and in good standing under the laws of the State of Maryland, has the corporate power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified, authorized or licensed that could not in the aggregate have a material adverse effect on the business operations, assets or financial condition of the Company.

(ii) The Company has the corporate power and authority to execute, deliver and perform this Agreement and all obligations required hereunder and has taken all necessary action to authorize this

Agreement on the terms and conditions hereof and the execution, delivery and performance of this Agreement and all obligations required hereunder. No consent of any other person including, without limitation, shareholders or creditors of the Company, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by the Company in connection with this Agreement or the execution, delivery or performance of this Agreement and all obligations required hereunder. This Agreement has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer of the Company, and this Agreement constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(iii) The execution, delivery and performance of this Agreement and the documents or instruments required hereunder will not violate any provision of any existing law or regulation binding on the Company, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on the Company, or the charter or bylaws of, or any securities issued by, the Company or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Company is a party or by which the Company or any of its assets may be bound, the violation of which would have a material adverse effect on the business operations, assets or financial condition of the Company, and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

(b) The Manager hereby represents and warrants to the Company as follows:

(i) the Manager is duly organized, validly existing and in good standing under the laws of the State of Delaware, has the limited liability company power to own its assets and to transact the business in which it is now engaged and is duly qualified to do business and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified, authorized or licensed that could not in the aggregate have a material adverse effect on the business operations, assets or financial condition of the Manager and its Subsidiaries, taken as a whole.

(ii) The Manager has the limited liability company power and authority to execute, deliver and perform this Agreement and all obligations required hereunder and has taken all necessary limited liability company action to authorize this Agreement on the terms and conditions hereof and the execution, delivery and performance of this Agreement and all obligations required hereunder. No consent of any other person including, without limitation, members or creditors of the Manager, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by the Manager in connection with this Agreement or the execution, delivery or performance of this Agreement and all obligations required hereunder. This Agreement has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized agent of the Manager, and this Agreement constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the valid and binding obligation of the Manager enforceable against the Manager in accordance with its terms.

(iii) The execution, delivery and performance of this Agreement and the documents or instruments required hereunder, will not violate any provision of any existing law or regulation binding on the Manager or Cohen Bros., or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on the Manager or Cohen Bros., or the certificate of formation or operating agreement of, or any securities issued by, the Manager or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Manager or Cohen Bros. is a party or by which the Manager or Cohen Bros. or any of its assets may be bound, the violation of which would have a material adverse effect on the business operations, assets or financial condition of the Manager or Cohen Bros. and its subsidiaries, taken as a whole, and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

Section 19. Notices. Unless expressly provided otherwise in this Agreement, all notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or upon actual receipt of (i) personal delivery, (ii) delivery by reputable overnight courier, (iii) delivery by facsimile transmission with telephonic confirmation or (iv) delivery by registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

(a) If to the Company:

Sunset Financial Resources, Inc.

10245 Centurion Parkway North

Suite 305

Jacksonville, FL 32256

Attention: Chairman

(b) If to the Manager:

Cohen Brothers Management, LLC

2929 Arch Street

Philadelphia, PA 19104

Attention: General Counsel

Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 19 for the giving of notice.

Section 20. Binding Nature of Agreement; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided in this Agreement. Each of the Company and the Manager agrees that the representations, warrantees, covenants and agreements of the Company contained herein are made on behalf of the Company and its wholly-owned Subsidiaries for the benefit of the Manager, and the representations, warranties, covenants and agreements of the Manager are for the benefit of the Company and its wholly-owned Subsidiaries.

Section 21. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement. This Agreement may not be modified or amended other than by an agreement in writing signed by the parties hereto.

Section 22. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 23. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. No waiver of any provision hereto shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 24. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed part of this Agreement.

Section 25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

Section 26. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 27. Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SUNSET FINANCIAL RESOURCES, INC.

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe Title: Chief Financial Officer

COHEN BROTHERS MANAGEMENT, LLC

By:	/s/ John J. Longino
Name: John J. Longino Title: Chief Financial Officer and Treasurer

[Signature page to Management Agreement.]

Exhibit A

Investment Guidelines and Conflicts of Interest Policies

Investment Guidelines and Conflicts of Interest Policies

I. Target Investments

The Investments will primarily include interests in warehouse facilities used to fund, and equity and debt securities issued by CDOs, CLOs and other securitization vehicles that hold, assets in the following target asset classes (the “Target Asset Classes”):

•	mortgage loans and other real estate related senior and subordinated debt, residential mortgage backed securities, or RMBS, and commercial mortgage backed securities, or CMBS;

•	subordinated debt financings originated by Cohen Bros. or third parties, primarily in the form of trust preferred securities, or TruPS, issued by banks, bank holding companies and insurance companies, and surplus notes issued by insurance companies; and

•	leveraged loans made to small and mid-sized companies in a variety of industries characterized by relatively low volatility and overall leverage, including the consumer products and manufacturing industries.

For purposes of these Guidelines, leveraged loans are defined to mean a participation interest in a first lien or other senior loan or mezzanine loan evidencing indebtedness of a third party of a type contemplated by the Company’s investment guidelines.

Annex 1 of these Guidelines sets forth information regarding the targeted long-term investment allocation and return parameters that the Manager intends to seek in the Investments. The particular equity allocation and asset allocation of Investments will vary from time to time depending upon the availability of investment opportunities in the Target Asset Classes. Annexes 2 through 4 of these Guidelines set forth information regarding pending CDO and CLO investment opportunities which the Manager may recommend as Investments for the Company, subject to approval by the Independent Directors, as discussed below. The Manager expects that the characteristics of the CDOs and CLOs described on Annexes 2 through 4 are similar to future investment opportunities which the Manager expects to present to the Independent Directors as the opportunities become available.

II. Disposition of Company’s Existing RMBS Portfolio

The manager intends to work closely with the Company’s existing management team to systematically dispose of the existing RMBS Portfolio, while also reducing the corresponding hedge instrument on this portfolio. It is expected this process will occur over a period of approximately six (6) to twelve (12) weeks. The timing of this disposition will be dependent upon the manager’s ability to redeploy and invest the resulting cash into the target asset classes described above.

III. REIT and Investment Company Act Compliance

The Manager intends to make Investments on behalf of the Company that will enable it to qualify and maintain qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes and to qualify and maintain qualification for an exemption from regulation under the Investment Company Act of 1940, as amended, or the Investment Company Act. The Manager shall not make investments on behalf of the Company that would cause the Company to fail to qualify as a REIT or to become regulated as an investment company under the Investment Company Act. In order to facilitate compliance with the REIT rules and the Investment Company Act, the Manager may form separate taxable REIT subsidiaries and qualified REIT subsidiaries through which Investments are made.

IV. Financing Arrangements

The Investments will initially be financed through a combination of warehouse facilities and repurchase agreements before being financed on a long-term basis through CDOs, CLOs and other securitizations. In the case of warehouse facilities for CDOs and CLOs, there will typically be a specific warehouse facility designated for each CDO and CLO. The Company will deposit cash, typically in the amount of 3% to 10% of the total capacity of the facility with the warehouse provider. The warehouse facility will provide that the Company will be paid the positive difference, if any, between the interest earned on the securities acquired by the warehouse facilities and the interest charged by the warehouse providers. Warehouse facilities typically have terms of 90-180 days. The warehouse providers have the right to dispose of the securities in the event that a CDO or CLO is not formed or if an underlying security experiences a default or a decline in credit quality that may lead to a default. In such events, if the securities held on the warehouse facility are liquidated at a loss, the Company shall be responsible for such loss up to the amount of its cash deposit; provided, however, that there is no limit on the Company’s liability for losses if the losses are caused by the Company’s misconduct or a bankruptcy event.

There shall be no limitation on the amount of leverage the Company may employ to finance its investments, whether on a per investment basis, a target asset class basis or an overall investment portfolio basis.

V. Allocation of Investment Opportunities Among Programs Managed, Advised or Owned by Cohen Bros. and its Affiliates.

Although the Company will have the right to consider all investments identified by Cohen Bros. and the Manager that are within the Target Asset Classes and the parameters of these Guidelines, Cohen Bros. and the Manager will engage in additional management or investment opportunities that have overlapping objectives with the Company, including opportunities relating to Eagles Trust, or Eagles, Phillies Realty Finance Trust, or Phillies, an entity affiliated with Cohen Bros. which also invests in mortgage loans, RMBS and CMBS.

If the Manager or Cohen Bros. identifies an investment opportunity in the Company’s Target Asset Classes that is appropriate for the Company, Phillies, Eagles and any other investment programs managed, advised or owned by the Manager or Cohen Bros., but the amount available is less than the amount sought by all of the investment programs, the Manager or Cohen Bros. (as applicable) will allocate the investment among the programs in proportion to the relative amounts of the investment sought by each. Cohen Bros.’ affiliates, in their capacities as investment advisers, will make the determination of the amount and types of securities sought by the investment programs managed by them. If, in the judgment of the Manager or Cohen Bros., as applicable, the portion of the investment allocable to a particular investment program would be too small for the investment to be appropriate for that investment program, either because of economic or market inefficiency, regulatory constraints, such as REIT qualification, exclusion from regulation under the Investment Company Act, or otherwise, that portion will be reallocated among the other investment programs. Investment programs that do not receive an allocation will have preference in future investments where investment programs are seeking more of the investment than is available so that, on an overall basis, each investment program is treated equitably.

Where the Manager or Cohen Bros. has acquired particular investments at varying prices, they will allocate the investment so that each investment program will pay approximately the same average price.

The Manager and Cohen Bros. have agreed to make all allocation decisions described above without regard to the relative fees or other compensation that would be paid to Cohen Bros. or its affiliates in connection with the applicable investments.

The Manager and Cohen Bros. may make exceptions to these general policies when other circumstances make application of the policies inequitable or uneconomic.

VI. Approval of Transactions

The Manager shall be subject to the approval requirements described below in making Investments.

Any determination made by or on behalf of the Company to purchase securities in CDOs or CLOs collateralized by assets in the Target Asset Classes shall be subject to the approval of a majority of the Company’s Independent Directors. Prior to making any Investment on behalf of the Company in a CDO or CLO or causing the Company to make such an Investment, the Manager shall provide the Independent Directors with information regarding the asset classes proposed to collateralize the CDO or CLO, the target equity returns for the CDO or CLO, the target leverage for the CDO or CLO and the cash collateral that will be required to be deposited by the Company to support the warehouse facility relating to the CDO or CLO. If a majority of the Independent Directors authorizes the Manager to make the Investment in the CDO or CLO, the Manager may cause the Company to deposit the cash collateral with the warehouse lender and make the approved Investment in the CDO or CLO; provided, however, that if the target equity returns, leverage or nature of the collateral changes in any material respect from the information previously approved by the Independent Directors, the Manager shall seek the further approval of the Independent Directors prior to completing the investment in the CDO or CLO.

The Manager shall not make Investments on behalf of the Company in, and shall not cause the Company to make Investments in, assets other than the Target Asset Classes without the prior approval of a majority of the Independent Directors.

Any transaction between the Company and Cohen Bros. or its affiliates not specifically permitted by the Management Agreement must be approved by a majority of the Company’s Independent Directors.

Nothing herein shall prevent Cohen Bros. and its affiliates from acting as manager, advisor and subadvisor to a third party or other investment vehicle, including a real estate investment trust, in connection with investments in the Company’s target asset classes or in equity interests in CDOs and CLOs.

VII. Fees payable to Cohen Bros. and Affiliates

In addition to the fees payable to the Manager under the Management Agreement, the Company acknowledges that Cohen Bros. will benefit from other fees paid to it by third parties in respect of the Company’s investments. In particular, affiliates of Cohen Bros. will earn origination fees paid by the issuers of TruPS. Cohen Bros.’ affiliates also will receive structuring fees for services relating to the structuring of a CDO or CLO on the Company’s behalf or in which the Company invests. The Company’s independent trustees will approve any structuring fees for CDOs and CLOs in which the Company invests exceeding 0.45% of the face amount of the securities issued by such CDOs or CLO. In addition, affiliates of Cohen Bros. will act as collateral managers of the CDOs and CLOs in which the Company expects to invest. In this capacity, these affiliates will receive collateral management fees. In addition, the collateral managers may be entitled to earn incentive fees if CDOs or CLOs managed by them exceed certain performance benchmarks. A broker-dealer affiliate of Cohen Bros. will also earn placement fees in respect of debt and equity securities which it sells to investors in the CDOs and CLOs in which the Company may invest, as well as commissions and mark-ups from trading of securities to and from CDOs and CLOs in which the Company invests. The Management Agreement provides that the base management fee payable to the Manager will be reduced by the Company’s proportionate share of the amount of any CDO and CLO collateral management fees and incentive fees paid to Cohen Bros. and its affiliates in connection with the CDOs and CLOs in which the Company invests, based on the percentage of equity the Company holds in such CDOs and CLOs. Origination fees, structuring fees, placement fees and trading discounts and commissions paid to, or earned by, Cohen Bros. and its affiliates will not reduce the amount of fees paid to the Manager under the management agreement.

VIII. Interested Director, Officer and Employee Transactions

Unless such action is approved by a majority of the Company’s Independent Directors, the Company will not enter into any transaction with Cohen Bros. or its affiliates not specifically permitted by the Interim Management Agreement or the Shared Services Agreement.

[INVESTMENT GUIDELINES CHART]

Annex II

Alesco Preferred Funding XII—CDO Structure

FEES	Rate
TRUSTEE	0.030%
ADMIN	$400,000/annum
SENIOR FEE	0.15%
SUB FEE	0.075%

LIABILITIES	Balance	Coupon Type	Spread	Rating
A1	365,000,000	L	0.34%	Aaa
A2	70,000,000	L	0.50%	Aaa
B	58,000,000	L	0.65%	Aa2
C	116,000,000	L	1.25%	A2
D	30,000,000	L	2.85%	Baa2
EQUITY	42,675,000	N/A	N/A	NR

	681,675,000

ASSETS	%	Balance	Coupon Type	Spread
Trust Preferred	100.0%	667,000,000	L	2.15%
Correlation Score:	5.0%
Min. WAS:	2.10%
Max. WARF:	615

Portfolio Mix Modeling Assumptions:

		Spread	Recovery
67.00%	Bank	160	10.00%
33.00%	Insurance	327	10.00%

		215	10.00%

Base Case Equity IRR	12-14% IRR

Annex III

Emporia Preferred Funding III—CLO Structure

FEES	Rate

TRUSTEE	0.035%

ADMIN	$400,000 /annum

SENIOR FEE	0.25%

SUB FEE	0.50%

INCENTIVE FEE	20.00%		After an IRR of 12% to the equity

LIABILITIES	Balance		Coupon Type	Spread	Rating

A	241,000,000		L	0.32%	Aaa

B1	35,800,000		L	0.57%	Aa2

C	24,700,000		L	1.05%	A2

D	18,500,000		L	2.15%	Baa2

E1	10,000,000		L	5.50%	Ba2

EQUITY	32,700,000		N/A	N/A	NR

	362,700,000

ASSETS	%		Balance	Coupon Type	Spread

Middle Market	100.0%		350,000,000	L	3.435%

Diversity Score:	40

Min. WAS:	3.25%

Max. WARF:	2,750

Portfolio Mix Modeling Assumptions:

			Spread	Recovery

70.00%	1st lien MM Loans		330	75.00%

20.00%	1st lien BSL Loans		237.5	75.00%

10.00%	2nd lien loans		650	65.00%

			343.5	74.00%

Assumes:

CCC-rated assets	20.0%

Revolving assets	10.0%

Euro denominated assets	5.0%

Base Case Equity IRR	13-16	% IRR

Annex IV

Kleros Real Estate CDO II—CDO Structure

FEES	Rate
TRUSTEE	0.01%
ADMIN	$300,000/annum

LIABILITIES	Balance	% of Capital Structure	Coupon Type	Spread	Rating
A1	1,305,000,000	87.00%	L	0.24%	Aaa
A2	90,000,000	6.00%	L	0.45%	Aaa
B	60,000,000	4.00%	L	0.59%	Aa2
C	28,500,000	1.90%	L	3.25%	Baa2
EQUITY	16,500,000	1.10%	N/A	NA	NR

	1,500,000,000	100.0%

ASSETS	%	Balance	Coupon Type	Spread
Floating RMBS/ CMBS	80.0%	1,200,000,000	L	0.65%
Prime Fixed RMBS	20.0%	300,000,000	F	5.85%
Correlation Score:	24.0%
Maximum Rating Factor	85
Recovery Rate	40%

Assumes:

Aaa rated assets	7.0%
A3 and above rated assets:	85.0%
Baa1 rated assets	10.0%
Baa2 rated assets	5.0%
Assets rated below Baa2	0.0%

Base Case Yield on bottom 3%	10-12% IRR

ANNEX C

April 27, 2006

Special Committee of the

Board of Directors

Sunset Financial Resources, Inc.

10245 Centurion Parkway North

Jacksonville, FL 32256

Members of the Special Committee of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to Sunset Financial Resources, Inc. (“Sunset”) of the Exchange Ratio (as defined below) provided for in the Agreement and Plan of Merger, dated as of April 27, 2006 (the “Agreement”), by and among Sunset, Jaguar Acquisition Inc., a wholly owned subsidiary of Sunset (“Merger Sub”), and Alesco Financial Trust (“Alesco”). As more fully described in the Agreement, Alesco will be merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation in the Merger, and each outstanding common share of beneficial interest, par value $0.001 per share, of Alesco (“Alesco Common Shares”), other than Alesco Common Shares held by Sunset, Merger Sub or any subsidiary of Sunset or Merger Sub, will be converted into the right to receive 1.26 (the “Exchange Ratio”) shares of common stock, par value $0.001 per share, of Sunset (“Sunset Common Shares”). As more fully described in the Agreement, the Exchange Ratio shall be subject to adjustment if, on July 31, 2006, (1) the principal balance of the Peerless loan (the “Peerless Loan”) exceeds $8 million, or (2) there remains any principal balance on the East-West Commerce Center loan (the “East-West Commerce Loan”). We understand that, prior to the effective time of the Merger, Sunset shall make an offer to repurchase (the “Share Repurchase”) up to an aggregate amount of $25 million of Sunset Commons Shares, at a price of $8.74 in cash, subject to proration. We also understand that, upon consummation of the Merger, the Board of Directors of Sunset will be expanded to a total of nine directors and that Alesco will appoint six of the nine directors. We further understand that, concurrently with the execution of the Agreement, Sunset and Alesco’s external manager, Cohen Brothers Management, LLC, a Delaware limited liability company (the “External Manager”), will enter into an Interim Management Agreement (the “Interim Management Agreement”) pursuant to which the External Manager will immediately have management responsibilities for the residential mortgage-backed securities portfolio of Sunset. The terms and conditions of the Merger are more fully set out in the Agreement.

For purposes of the opinion set forth herein, we have;

(i)	reviewed certain publicly available financial statements and other business and financial information of Sunset and Alesco, respectively;

(ii)	reviewed certain internal financial statements and other financial and operating data concerning Sunset and Alesco, respectively;

(iii)	discussed the past and current operations, financial condition and prospects of Sunset and Alesco with senior executives of Sunset and Alesco;

Special Committee of the

Board of Directors

Sunset Financial Resources, Inc.

April 27, 2006

(iv)	reviewed certain estimates prepared by the management of Sunset of the book value and adjusted book value as of March 31, 2006 (“Estimated Book Value”) of Sunset’s portfolio of securities (the “Portfolio”) based on estimates of (a) the fair market value of the Portfolio as determined by the management of Sunset after consulting with third party market makers and (b) the historical cost of certain securitized loans within the Portfolio as adjusted to fair market value by management of Sunset after consulting with third party market makers;

(v)	reviewed certain financial forecasts relating to Sunset prepared by the management of Sunset (the “Sunset Forecasts”), certain financial forecasts relating to Alesco prepared by the management of Alesco (“Alesco Forecasts”) and certain financial forecasts relating to the combined company prepared by the management of Alesco (the “Combined Company Forecasts”);

(vi)	reviewed and discussed with senior executives of Sunset and Alesco information relating to certain cost saving and strategic, financial and operational benefits anticipated by the managements of Sunset and Alesco to result from the Merger (“Strategic Benefits”);

(vii)	reviewed a report relating to the market value of the collateral securing the Peerless Loan prepared by a third party consultant (the “Report”);

(viii)	reviewed the potential pro forma financial impact of the Merger on the future financial performance of Sunset, including the potential effect on Sunset’s earnings per share;

(ix)	reviewed the reported prices and trading activity for the Sunset Common Shares;

(x)	compared the financial performance and equity market capitalization of Sunset and the prices and trading activity of the Sunset Common Shares with that of certain other publicly traded companies we deemed relevant and compared the financial performance of Alesco with that of certain publicly traded companies we deemed relevant;

(xi)	compared certain financial terms of the Merger to financial terms, to the extent publicly available, of certain other business combination transactions we deemed relevant;

(xii)	participated in discussions and negotiations among representatives of Sunset, Alesco and their respective advisors;

(xiii)	reviewed the Agreement and the Interim Management Agreement;

(xiv)	reviewed the terms of the Share Repurchase;

(xv)	considered the results of our extensive efforts to solicit, at your direction, indications of interest, proposals and offers from third parties with respect to a possible acquisition of Sunset; and

(xvi)	performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information reviewed by us for the purposes of this opinion. At the direction of Sunset, we have assumed that the Estimated Book Value of the Portfolio estimated by the management of Sunset represents the actual fair market value of the Portfolio as of March 31, 2006. With respect to the Sunset Forecasts prepared by the management of Sunset, we have assumed, at the direction of Sunset, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Sunset as to the future financial performance of Sunset. With respect to the Alesco Forecasts and the Combined Company Forecasts prepared by the management of Alesco, upon the advice of Alesco and at the direction of Sunset, we have assumed that such forecasts have been reasonably prepared on bases reflecting the

Special Committee of the

Board of Directors

Sunset Financial Resources, Inc.

April 27, 2006

best currently available estimates and good faith judgments of the management of Alesco as to the future financial performance of Alesco and the Combined Company. With respect to the Strategic Benefits anticipated by the managements of the Sunset and Alesco to result from the Merger, we have assumed that such Strategic Benefits will be realized substantially in accordance with such estimates. With respect to the Report prepared by a third party consultant, we have assumed, at the direction of Sunset, that the Report has been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of such consultant as to the current market value of the collateral securing the Peerless Loan. We have not made any independent appraisal or valuations of the assets or liabilities of Sunset or Alesco, nor have we been furnished with any such appraisals or valuations (other than the Report). We have assumed, at the direction of Sunset, that there will be no outstanding principal balance on the East-West Commerce Center loan as of July 31, 2006, and accordingly, no adjustment will be made to the Exchange Ratio with respect thereto. We also have assumed, with your consent, that the Merger will qualify for federal income tax purposes as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and that the Merger and related transactions will be consummated as provided in or contemplated by the Agreement, with full satisfaction of all covenants and conditions set forth in the Agreement and without any waivers thereof. We further have assumed, with your consent, that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on Sunset, Alesco or the Merger. We have been advised by the managements of Sunset and Alesco that each of Sunset and Alesco has operated in conformity with the requirements for qualification as a real estate investment trust (“REIT”) for federal income tax purposes since its formation as a REIT and have assumed, with your consent, that the Merger will not adversely affect the status or operations of Sunset or Alesco as a REIT.

We express no view or opinion as to any terms or aspects of the Merger or any related transactions (including the Share Repurchase) other than the Exchange Ratio to the extent expressly specified herein (including, without limitation, the form or structure of the Merger or the Share Repurchase, the amount of Sunset Common Shares that Sunset will offer to purchase in the Share Repurchase or the fairness, from a financial point of view, to Sunset of the consideration to be paid by Sunset in the Share Repurchase). In addition, no opinion is expressed as to the relative merits of the Merger in comparison to other transactions available to Sunset or in which Sunset might engage or as to whether any transaction (including, without limitation, a liquidation of Sunset) might be more favorable to Sunset as an alternative to the Merger, nor are we expressing any opinion as to the underlying business decision of the Special Committee of the Board of Directors of Sunset to recommend, or the Board of Directors of Sunset to proceed with or effect, the Merger, the Share Repurchase or the Interim Management Agreement. This opinion does not in any manner address the prices at which the Sunset Common Shares may trade at any time. We were not requested to and did not provide advice concerning any of the terms or aspects of the transactions contemplated by the Interim Management Agreement, or to provide any services in connection therewith. We did not participate in negotiations with respect to the terms of the Interim Management Agreement or the transactions contemplated thereby. Consequently, we have assumed that such terms are the most beneficial terms from Sunset’s perspective that could under the circumstances be negotiated among the parties to the Interim Management Agreement and the transactions contemplated thereby, and we express no view or opinion as to the reasonableness of the terms or the possible effects of the Interim Management Agreement or the Share Repurchase on Sunset or the Merger.

We have acted as financial advisor to the Special Committee of the Board of Directors of Sunset in connection with the Merger, for which services we have received and will receive fees, a portion of which was paid upon execution of the engagement letter, a portion of which is payable upon the rendering of this opinion and a significant portion of which is contingent upon the consummation of the Merger. We or our affiliates in the

Special Committee of the

Board of Directors

Sunset Financial Resources, Inc.

April 27, 2006

future may provide financial advisory and financing services to Sunset, Alesco, certain of their respective affiliates and certain affiliates of the External Manager and in the future may receive fees for the rendering of these services. In the ordinary course of our businesses, we and our affiliates may actively trade or hold the debt and equity securities or loans of Sunset, Alesco and certain of their respective affiliates for our own account or for the accounts of customers, and accordingly, we or our affiliates may at any time hold long or short positions in such securities or loans.

It is understood that this letter is for the benefit and use of the Special Committee of the Board of Directors of Sunset in connection with and for purposes of its evaluation of the Merger. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. In addition, we express no opinion or recommendation as to how the stockholders of Sunset should vote or act in connection with the Merger (or whether or not such holders should tender their Sunset Common Shares to Sunset in the Share Repurchase).

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Exchange Ratio is fair, from a financial point of view, to Sunset.

Very truly yours,

BANC OF AMERICA SECURITIES LLC

ANNEX D

SUNSET FINANCIAL RESOURCES, INC.

2006 LONG-TERM INCENTIVE PLAN

Sunset Financial Resources, Inc., a Maryland corporation, wishes to attract key employees, Directors, officers, advisors and consultants to the Company and Subsidiaries, and induce key employees, Directors, officers, advisors, consultants and other personnel to remain with the Company and Subsidiaries and encourage them to increase their efforts to make the Company’s business more successful whether directly or through Subsidiaries or other Affiliates. In furtherance thereof, the Sunset Financial Resources, Inc. 2006 Long-Term Incentive Plan is designed to provide equity-based incentives to certain Eligible Persons. Awards under the Plan may be made to Eligible Persons in the form of Options (including Stock Appreciation Rights), Restricted Stock, Phantom Shares, Dividend Equivalent Rights and other forms of equity based Awards as contemplated herein.

1. DEFINITIONS.

Whenever used herein, the following terms shall have the meanings set forth below:

“Affiliate” means any entity other than a Subsidiary that is controlled by or under common control with the Company that is designated as an “Affiliate” by the Committee in its discretion. In addition, for purposes of the Plan, the Manager shall be deemed to be an Affiliate.

“Award,” except where referring to a particular category of grant under the Plan, shall include Options, Restricted Stock, Phantom Shares, Dividend Equivalent Rights and other equity-based Awards as contemplated herein.

“Award Agreement” means a written agreement in a form approved by the Committee, as provided in Section 3. An Award Agreement may be, without limitation, an employment or other similar agreement containing provisions governing grants hereunder, if approved by the Committee for use under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise provided in the Participant’s Award Agreement (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Manager or the Company, Subsidiaries or Affiliates; (iii) the commission of a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Manager or the Company, Subsidiaries, or Affiliates; (iv) fraud, misappropriation or embezzlement; (v) acts or omissions constituting a material failure to perform substantially and adequately the duties assigned to the Participant; (vi) any illegal act detrimental to the Manager or the Company, Subsidiaries or Affiliates; (vii) repeated failure to devote substantially all of the Participant’s business time and efforts to the Manager, the Company, Subsidiaries, or Affiliates if required by the Participant’s employment agreement; or (viii) the Participant’s failure to competently perform his duties after receiving notice from the Manager, the Company, a Subsidiary, or Affiliate, specifically identifying the manner in which the Participant has failed to perform; provided, however, that, if at any particular time the Participant is subject to an effective employment agreement with the Manager or the Company, then, in lieu of the foregoing definition, “Cause” shall at that time have such meaning as may be specified in such employment agreement.

“Change in Control” means the happening of any of the following:

(i) any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company or the Manager, any entity controlling, controlled by or under common control with the Company or the Manager, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company, the Manager or any such entity, and with respect to any particular Participant, the Participant and any “group” (as such term is used in

Section 13(d)(3) of the Exchange Act) of which the Participant is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company or the Manager representing 50% or more of either (A) the combined voting power of the Company’s or the Manager’s then outstanding securities or (B) the then outstanding Common Stock or securities (or other equity interests) of the Manager (in either such case other than as a result of an acquisition of securities directly from the Company or the Manager); or

(ii) any consolidation or merger of the Company (with respect to persons described in clause (i) of the definition of Eligible Persons or the Manager (with respect to persons described in clause (ii) of the definition of Eligible Persons) where the stockholders of the Company or the Manager, as applicable, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

(iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or the Manager as applicable, other than a sale or disposition by the Company or the Manager as applicable, of all or substantially all of the Company’s or the Manager’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company or the Manager immediately prior to such sale or (B) the approval by stockholders of the Company or the Manager of any plan or proposal for the liquidation or dissolution of the Company or the Manager; or

(iv) the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing provisions of this definition of Change in Control, if at any time the Participant is subject to an effective employment agreement with the Company (or, while the Manager is an Affiliate, with the Manager) which expressly provides for the definition of a change in control of the Company or the Manager, then, in lieu of the foregoing definition, “Change in Control” shall at that time have such meaning as may be specified, in such employment agreement, with respect to the Company and the Manager, as applicable.

In addition, notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Common Stock” means the Company’s Common Stock, par value $.001 per share, either currently existing or authorized hereafter.

“Company” means Sunset Financial Resources, Inc., a Maryland corporation.

“Director” means a non-employee director of the Company or Subsidiary that is not an employee of the Company or a Subsidiary.

“Disability” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, a disability which renders the Participant incapable of performing all of his or her duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Dividend Equivalent Right” means a right awarded under Section 8 to receive (or have credited) the equivalent value of dividends paid on Common Stock.

“Eligible Person” means (i) a key employee, Director, officer, advisor, consultant or other personnel of the Company or Subsidiaries or other person expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company or Subsidiaries or (ii) the Manager, joint venture affiliates of the Company or other entities designated in the discretion of the Committee, or officers, directors, employees, members, or managers of the foregoing. In the case of grants directly or indirectly to employees of entities described in clause (ii) of the foregoing sentence, the Committee may make arrangements with such entities as it may consider appropriate in its discretion, in light of tax and other considerations.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” per Share as of a particular date means (i) if Shares are then listed on a national securities exchange or quoted or reported on the NASDAQ National Market (“NASDAQ”), the closing sales price per Share on the exchange or NASDAQ for the last preceding date on which there was a sale of Shares on such exchange or NASDAQ, as determined by the Committee, (ii) if Shares are not then listed on a national securities exchange or quoted on NASDAQ but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national securities exchange or quoted on NASDAQ or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where the Shares are so listed or traded, the Committee may make such discretionary determinations where the Shares have not been traded for 10 consecutive trading days.

“Grantee” means an Eligible Person granted Restricted Stock, Phantom Shares, Dividend Equivalent Rights or such other equity-based Awards (other than an Option) as may be granted pursuant to Section 9.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422(b) of the Code.

“Manager” means Cohen Bros., or any successor thereto.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Option” means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

“Optionee” means an Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

“Option Price” means the price per Share, determined by the Board or the Committee, at which an Option may be exercised.

“Participant” means a Grantee or Optionee.

“Performance Goals” has the meaning set forth in Section 10.

“Phantom Share” means a right, pursuant to the Plan, of the Grantee to payment of the Phantom Share Value.

“Phantom Share Value,” per Phantom Share, means the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.

“Plan” means the Company’s 2006 Long-Term Incentive Plan, as set forth herein and as the same may from time to time be amended.

“Restricted Stock” means an award of Shares that are subject to restrictions hereunder.

“Retirement” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, the Termination of Service (other than for Cause) of a Participant on or after the Participant’s attainment of age 65 or on or after the Participant’s attainment of age 55 with five consecutive years of service with the Company, Subsidiaries or Affiliates.

“Securities Act” means the Securities Act of 1933, as amended.

“Settlement Date” means the date determined under Section 7.4(c).

“Shares” means shares of Common Stock of the Company.

“Stock Appreciation Right” means an Option described in Section 5.7.

“Subsidiary” means any corporation, partnership or other entity of which at least 50% of the economic interest in the equity is owned (directly or indirectly) by the Company, the Manager or by another subsidiary. In the event the Company or the Manager becomes such a subsidiary of another company (directly or indirectly), the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to such parent company.

“Successor of the Optionee” means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

“Termination Event” means (i) a Change in Control or (ii) with respect to employees of the Manager, the termination of the management agreement between the Manager and the Company, as amended.

“Termination of Service” means a Participant’s termination of employment or other service (as a consultant or otherwise), as applicable, with the Company, Subsidiaries, the Manager and Affiliates.

2. EFFECTIVE DATE AND TERMINATION OF PLAN.

The effective date of the Plan is [            ], 2006. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the stockholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

3. ADMINISTRATION OF PLAN.

(a) The Plan shall be administered by the Committee. The Committee, upon and after such time as it is subject to Section 16 of the Exchange Act, shall consist of at least two individuals each of whom shall be a “nonemployee director” as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission

(“Rule 16b-3”) under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards), qualify as “outside directors” for purposes of Section 162(m) of the Code; provided that no action taken by the Committee (including, without limitation, grants) shall be invalidated because any or all of the members of the Committee fails to satisfy the foregoing requirements of this sentence. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. Notwithstanding the other foregoing provisions of this Section 3(a), any Award under the Plan to a person who is a member of the Committee shall be made and administered by the Board. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

(b) Subject to the provisions of the Plan, the Committee shall in its discretion as reflected by the terms of the Award Agreements (i) authorize the granting of Awards to Eligible Persons and (ii) determine the eligibility of Eligible Persons to receive an Award, as well as determine the number of Shares to be covered under any Award Agreement, considering the position and responsibilities of the Eligible Persons, the nature and value to the Company of the Eligible Person’s present and potential contribution to the success of the Company whether directly or through Subsidiaries or Affiliates and such other factors as the Committee may deem relevant.

(c) The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. In the event that any Award Agreement or other agreement hereunder provides (without regard to this sentence) for the obligation of the Company, Subsidiaries or Affiliates to purchase or repurchase Shares from a Participant or any other person, then, notwithstanding the provisions of the Award Agreement or such other agreement, such obligation shall not apply to the extent that the purchase or repurchase would not be permitted under governing state law. The Participant shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan and the Award Agreement.

4. SHARES AND UNITS SUBJECT TO THE PLAN.

4.1 In General.

(a) Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 3% of the number of Shares outstanding on the effective date of the merger of a wholly-owned subsidiary of the Company with Alesco Financial Trust pursuant to an Agreement and Plan of Merger dated as of April 27, 2006 by and among the Company, Alesco Financial Trust, and Jaguar Acquisition, Inc. In no event may an Eligible Person receive Options for more than 250,000 Shares on an annual basis, and the maximum number of Shares that may underlie Awards, other than Options, granted in any one year to any Eligible Person, shall not exceed 300,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, Phantom Shares or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan.

(b) Shares subject to Dividend Equivalent Rights, other than Dividend Equivalent Rights based directly on the dividends payable with respect to Shares subject to Options or the dividends payable on a number of Shares corresponding to the number of Phantom Shares awarded, shall be subject to the limitation of Section 4.1(a). Notwithstanding Section 4.1(a), except in the case of Awards intended to qualify for relief from the limitations of Section 162(m) of the Code, there shall be no limit on the number of Phantom Shares or Dividend Equivalent Rights to the extent they are paid out in cash that may be granted under the Plan. If any Phantom Shares, Dividend Equivalent Rights or other equity-based Awards under Section 9 are paid out in cash, then, notwithstanding the first sentence of Section 4.1(a) above (but subject to the second sentence thereof) the underlying Shares may again be made the subject of Awards under the Plan.

(c) The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any rights of first refusal, restrictions under the Shareholders Agreement (as defined in Section 4.1(d)) or other restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

4.2 Options.

Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Options with respect to an aggregate of no more than 500,000 Shares may be granted under the Plan.

5. PROVISIONS APPLICABLE TO STOCK OPTIONS.

5.1 Grant of Option.

Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) determine and designate from time to time those Eligible Persons to whom Options are to be granted and the number of Shares to be optioned to each Eligible Person; (ii) determine whether to grant Options intended to be Incentive Stock Options, or to grant Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees of the Company, Subsidiaries or Affiliates; (iii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (iv) designate each Option as one intended to be an Incentive Stock Option or as a Non-Qualified Stock Option; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate.

5.2 Option Price.

The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement, as the same may be amended from time to time. Any particular Award Agreement may provide for different Option Prices for specified amounts of Shares subject to the Option; provided that the Option Price shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted.

5.3 Period of Option and Vesting.

(a) Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Award Agreement. The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.

(b) Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Unless otherwise provided in the Plan or the Award Agreement, no Option (or portion thereof) shall ever be exercisable if the Optionee has a Termination of Service before the time at which such Option (or portion thereof) would otherwise have become exercisable, and any Option that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 5.3(b), Options exercisable pursuant to the schedule set forth by the Committee at the time of the grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee’s Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee’s death, may be exercised by the Successors of the Optionee.

5.4 Exercisability Upon and After Termination of Optionee.

(a) Subject to provisions of the Award Agreement, if an Optionee has a Termination of Service other than by the Company or Subsidiaries for Cause, or other than by reason of death, Retirement or Disability, then no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 5.3(a); provided that, if the Optionee should die after the Termination of Service, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a).

(b) Subject to provisions of the Award Agreement, in the event the Optionee has a Termination of Service on account of death, Disability or Retirement, the Option (whether or not otherwise exercisable) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3.

(c) Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if the Optionee has a Termination of Service for Cause, the Optionee’s Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

5.5 Exercise of Options.

(a) Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company or its designee specifying the number of Shares to be purchased.

(b) Without limiting the scope of the Committee’s discretion hereunder, the Committee may impose such other restrictions on the exercise of Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

5.6 Payment.

(a) The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

(i) a certified or bank cashier’s check;

(ii) subject to Section 12(e), the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

(iii) if approved by the Committee in its discretion, Shares of previously owned Common Stock, which have been previously owned for more than six months, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

(iv) if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

(v) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

(b) Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.

(c) The Committee may provide that no Option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee’s exercise that is accepted by the Company shall in the discretion of the Committee be paid in cash.

5.7 Stock Appreciation Rights.

The Committee, in its discretion, may also permit (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) the Optionee to elect to receive upon the exercise of an Option a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.

5.8 Exercise by Successors.

An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

5.9 Nontransferability of Option.

Each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, (iii) complies with applicable law, including securities laws, and (iv) is otherwise appropriate and desirable.

5.10 Deferral.

The Committee (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) may establish a program under which Participants will have Phantom Shares subject to Section 7 credited upon their exercise of Options, rather than receiving Shares at that time.

5.11 Certain Incentive Stock Option Provisions.

(a) In no event may an Incentive Stock Option be granted other than to employees of a “subsidiary corporation” or a “parent corporation,” as defined in Section 424(f) of the Code, with respect to the Company. The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000. To the extent the $100,000 limit referred to in the preceding sentence is exceeded, an Option will be treated as a Non-Qualified Stock Option.

(b) If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or an Affiliate) thereupon has a tax-withholding obligation, shall pay to the Company (or such Affiliate) an amount equal to any withholding tax the Company (or Affiliate) is required to pay as a result of the disqualifying disposition.

(c) The Option Price with respect to each Incentive Stock Option shall not be less than 100%, or 110% in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), of the Fair Market Value of a Share on the day the Option is granted. Also, in the case of such an individual who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant.

6. PROVISIONS APPLICABLE TO RESTRICTED STOCK.

6.1 Grant of Restricted Stock.

(a) In connection with the grant of Restricted Stock, whether or not performance goals (as provided for under Section 10) apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee. Subject to the provisions of this Section 6, the applicable Award Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

(b) Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock and (iv) determine or impose other conditions, including any applicable Performance Goals, to the grant of Restricted Stock under the Plan as it may deem appropriate.

6.2 Certificates.

(a) Unless otherwise provided by the Committee, each Grantee of Restricted Stock shall be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. Each such certificate shall be registered in the name of the Grantee. Without limiting the generality of Section 4.1(c), the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE SUNSET FINANCIAL RESOURCES, INC. 2006 LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND SUNSET FINANCIAL RESOURCES, INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF SUNSET FINANCIAL RESOURCES, INC. AT 10245 CENTURION PARKWAY NORTH, SUITE 305, JACKSONVILLE, FLORIDA 32256.

(b) The Committee shall require that any stock certificates evidencing such Shares be held in custody by the Company or its designee until the restrictions hereunder shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Grantee shall have delivered to the Company or its designee a stock power, endorsed in blank, relating to the stock covered by such Award. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 6.3 (and the stock power shall cease to be of effect).

6.3 Restrictions and Conditions.

Unless otherwise provided by the Committee, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the Award Agreements, during a period commencing with the date of such Award and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the Award Agreements and clause (iii) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

(ii) Except as provided in the foregoing clause (i), below in this clause (ii) in Section 14, or as otherwise provided in the applicable Award Agreement, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any cash dividends as and when such dividends are declared and paid by the Company (or as soon as practicable thereafter); provided, however, that cash dividends on such Shares shall, unless otherwise provided by the Committee, be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee (without interest) as soon as practicable after such period lapses (if not forfeited). Certificates for Shares (not subject to restrictions) shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.

(iii) Except as otherwise provided in the applicable Award Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service by the Company and Subsidiaries (or, if applicable, Affiliates) for Cause, or by the Grantee for any reason during the applicable period of forfeiture, then (A) all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount, equal to the lesser of (x) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 6.1, and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

(iv) Subject to the provisions of the Award Agreement, in the event the Grantee has a Termination of Service on account of death, Disability or Retirement, or the Grantee has a Termination of Service by the Company and Subsidiaries for any reason other than Cause, or in the event of a Termination Event (regardless of whether a termination follows thereafter), during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.

7. PROVISIONS APPLICABLE TO PHANTOM SHARES.

7.1 Grant of Phantom Shares.

Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Phantom Shares to Eligible Persons and (ii) determine or impose other conditions to the grant of Phantom Shares under the Plan as it may deem appropriate.

7.2 Term.

The Committee may provide in an Award Agreement that any particular Phantom Share shall expire at the end of a specified term.

7.3 Vesting.

Phantom Shares shall vest as provided in the applicable Award Agreement.

7.4 Settlement of Phantom Shares.

(a) Each vested and outstanding Phantom Share shall be settled by the transfer to the Grantee of one Share; provided that, the Committee at the time of grant (or, in the appropriate case, as determined by the Committee, thereafter) may provide that, after consideration of possible accounting issues, a Phantom Share may be settled

(i) in cash at the applicable Phantom Share Value, (ii) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (iii) in cash or by transfer of Shares as elected by the Company.

(b) Payment (whether of cash or Shares) in respect of Phantom Shares shall be made in a single sum by the Company; provided that, with respect to Phantom Shares of a Grantee which have a common Settlement Date, the Committee may permit the Grantee to elect in accordance with procedures established by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) to receive installment payments over a period not to exceed 10 years, rather than a single-sum payment.

(c) Unless otherwise provided in the applicable Award Agreement, the “Settlement Date” with respect to a Phantom Share is the first day of the month to follow the date on which the Phantom Share vests; provided that a Grantee may elect, in accordance with procedures to be established by the Committee, that such Settlement Date will be deferred as elected by the Grantee to the first day of the month to follow the Grantee’s Termination of Service, or such other time as may be permitted by the Committee. Unless otherwise determined by the Committee, elections under this Section 7.4(c)(i) must, except as may otherwise be permitted under the rules applicable under Section 409A of the Code, (A) be effective at least one year after they are made, or, in the case of payments to commence at a specific time, be made at least one year before the first scheduled payment and (B) defer the commencement of distributions (and each affected distribution) for at least five years.

(i) Notwithstanding Section 7.4(c)(i), the Committee may provide that distributions of Phantom Shares can be elected at any time in those cases in which the Phantom Share Value is determined by reference to Fair Market Value to the extent in excess of a base value, rather than by reference to unreduced Fair Market Value.

(ii) Notwithstanding the foregoing, the Settlement Date, if not earlier pursuant to this Section 7.4(c), is the date of the Grantee’s death.

(d) Notwithstanding the other provisions of this Section 7, in the event of a Termination Event, the Settlement Date shall be the date of such Termination Event and all amounts due with respect to Phantom Shares to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Termination Event, unless such Grantee elects otherwise in accordance with procedures established by the Committee.

(e) Notwithstanding any other provision of the Plan, a Grantee may receive any amounts to be paid in installments as provided in Section 7.4(b) or deferred by the Grantee as provided in Section 7.4(c) in the event of an “Unforeseeable Emergency.” For these purposes, an “Unforeseeable Emergency,” as determined by the Committee in its sole discretion, is a severe financial hardship to the Grantee resulting from a sudden and unexpected illness or accident of the Grantee or “dependent,” as defined in Section 152(a) of the Code, of the Grantee, loss of the Grantee’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

(i) through reimbursement or compensation by insurance or otherwise,

(ii) by liquidation of the Grantee’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

(iii) by future cessation of the making of additional deferrals under Section 7.4 (b) and (c).

Without limitation, the need to send a Grantee’s child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency. Distributions of amounts because of an Unforeseeable Emergency shall be permitted to the extent reasonably needed to satisfy the emergency need.

7.5 Other Phantom Share Provisions.

(a) Rights to payments with respect to Phantom Shares granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

(b) A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee’s death, payments hereunder shall be made to the Grantee’s estate. If a Grantee with a vested Phantom Share dies, such Phantom Share shall be settled and the Phantom Share Value in respect of such Phantom Shares paid, and any payments deferred pursuant to an election under Section 7.4(c) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee’s beneficiary or estate, as applicable.

(c) The Committee may establish a program under which distributions with respect to Phantom Shares may be deferred for periods in addition to those otherwise contemplated by foregoing provisions of this Section 7. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

(d) Notwithstanding any other provision of this Section 7, any fractional Phantom Share will be paid out in cash at the Phantom Share Value as of the Settlement Date.

(e) No Phantom Share shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 8, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any Phantom Share.

7.6 Claims Procedures.

(a) To the extent that the Plan is determined by the Committee to be subject to the Employee Retirement Income Security Act of 1974, as amended, the Grantee, or his beneficiary hereunder or authorized representative, may file a claim for payments with respect to Phantom Shares under the Plan by written communication to the Committee or its designee. A claim is not considered filed until such communication is actually received. Within 90 days (or, if special circumstances require an extension of time for processing, 180 days, in which case notice of such special circumstances should be provided within the initial 90-day period) after the filing of the claim, the Committee will either:

(i) approve the claim and take appropriate steps for satisfaction of the claim; or

(ii) if the claim is wholly or partially denied, advise the claimant of such denial by furnishing to him a written notice of such denial setting forth (A) the specific reason or reasons for the denial; (B) specific reference to pertinent provisions of the Plan on which the denial is based and, if the denial is based in whole or in part on any rule of construction or interpretation adopted by the Committee, a reference to such rule, a copy of which shall be provided to the claimant; (C) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the reasons why such material or information is necessary; and (D) a reference to this Section 7.6 as the provision setting forth the claims procedure under the Plan.

(b) The claimant may request a review of any denial of his claim by written application to the Committee within 60 days after receipt of the notice of denial of such claim. Within 60 days (or, if special circumstances require an extension of time for processing, 120 days, in which case notice of such special circumstances should be provided within the initial 60-day period) after receipt of written application for review, the Committee will provide the claimant with its decision in writing, including, if the claimant’s claim is not approved, specific reasons for the decision and specific references to the Plan provisions on which the decision is based.

8. PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS.

8.1 Grant of Dividend Equivalent Rights.

Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements, authorize the granting of Dividend Equivalent Rights to Eligible Persons based on the regular cash dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalent Rights shall be payable regardless of whether such Option is exercised. If a Dividend Equivalent Right is granted in respect of another Award hereunder, then, unless otherwise stated in the Award Agreement, in no event shall the Dividend Equivalent Right be in effect for a period beyond the time during which the applicable portion of the underlying Award is in effect.

8.2 Certain Terms.

(a) The term of a Dividend Equivalent Right shall be set by the Committee in its discretion.

(b) Unless otherwise determined by the Committee, except as contemplated by Section 8.4, a Dividend Equivalent Right is exercisable or payable only while the Participant is an Eligible Person.

(c) Payment of the amount determined in accordance with Section 8.1 shall be in cash, in Common Stock or a combination of the two, as determined by the Committee.

(d) The Committee may impose such employment-related conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion.

8.3 Other Types of Dividend Equivalent Rights.

The Committee may establish a program under which Dividend Equivalent Rights of a type whether or not described in the foregoing provisions of this Section 8 may be granted to Participants. For example, and without limitation, the Committee may grant a dividend equivalent right in respect of each Share subject to an Option or with respect to a Phantom Share, which right would consist of the right (subject to Section 8.4) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

8.4 Deferral.

The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants (i) will have Phantom Shares credited, subject to the terms of Sections 7.4 and 7.5 as though directly applicable with respect thereto, upon the granting of Dividend Equivalent Rights, or (ii) will have payments with respect to Dividend Equivalent Rights deferred. In the case of the foregoing clause (ii), such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

9. OTHER EQUITY-BASED AWARDS.

The Committee shall have the right to grant (i) other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of Stock Appreciation Rights and (ii) interests (which may be expressed as units or otherwise) in subsidiaries, as applicable.

10. PERFORMANCE GOALS.

The Committee, in its discretion, may in the case of Awards (including, in particular, Awards other than Options) intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”), (i) establish one or more performance goals (“Performance Goals”) as a precondition to the issuance or vesting of Awards, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be based upon the criteria set forth in Exhibit A hereto which is hereby incorporated herein by reference as though set forth in full. The Performance Goals shall be established in a timely fashion such that they are considered preestablished for purposes of the rules governing performance-based compensation under Section 162(m) of the Code. Prior to the award or vesting, as applicable, of affected Awards hereunder, the Committee shall have certified that any applicable Performance Goals, and other material terms of the Award, have been satisfied. Performance Goals which do not satisfy the foregoing provisions of this Section 10 may be established by the Committee with respect to Awards not intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code.

11. TAX WITHHOLDING.

11.1 In General.

The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Participant to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company’s obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option, (ii) the lapsing of any restrictions applicable to any Restricted Stock, (iii) the receipt of a distribution in respect of Phantom Shares or Dividend Equivalent Rights or (iv) any other applicable income-recognition event (for example, an election under Section 83(b) of the Code).

11.2 Share Withholding.

(a) Upon exercise of an Option, the Optionee may, if approved by the Committee in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.

(b) Upon lapsing of restrictions on Restricted Stock (or other income-recognition event), the Grantee may, if approved by the Committee in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

(c) Upon the making of a distribution in respect of Phantom Shares or Dividend Equivalent Rights, the Grantee may, if approved by the Committee in its discretion, make a written election to have amounts (which may include Shares) withheld by the Company from the distribution otherwise to be made, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Committee permits, such an election, any Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

11.3 Withholding Required.

Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Participant’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide Shares to the Participant and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable Option, Restricted Stock, Phantom Shares or Dividend Equivalent Rights shall be forfeited upon the failure of the Participant to satisfy such requirements with respect to, as applicable, (i) the exercise of the Option, (ii) the lapsing of restrictions on the Restricted Stock (or other income-recognition event) or (iii) distributions in respect of any Phantom Share or Dividend Equivalent Right.

12. REGULATIONS AND APPROVALS.

(a) The obligation of the Company to sell Shares with respect to an Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b) The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to an Award.

(c) Each grant of Options, Restricted Stock, Phantom Shares (or issuance of Shares in respect thereof) or Dividend Equivalent Rights (or issuance of Shares in respect thereof), or other Award under Section 9 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, Phantom Shares, Dividend Equivalent Rights, other Awards or other Shares, no payment shall be made, or Phantom Shares or Shares issued or grant of Restricted Stock or other Award made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

(d) In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

(e) Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

13. INTERPRETATION AND AMENDMENTS; OTHER RULES.

The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may

(i) determine the extent, if any, to which Options, Phantom Shares or Shares (whether or not Shares of Restricted Stock) or Dividend Equivalent Rights shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (ii) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Committee’s interpretation shall not be entitled to deference on and after a Termination Event except to the extent that such interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Termination Event; and (iii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee, except as provided in clause (ii) of the foregoing sentence, shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Participant with respect to an Award previously granted without such Participant’s written consent unless such amendments are required in order to comply with applicable laws; provided, however, that the Plan may not be amended without stockholder approval in any case in which amendment in the absence of stockholder approval would cause the Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.

14. CHANGES IN CAPITAL STRUCTURE.

(a) If (i) the Company or Subsidiaries shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or Subsidiaries or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company or Subsidiaries, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Awards, then:

(x) the maximum aggregate number and kind of Shares which may be made subject to Options and Dividend Equivalent Rights under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock that may be granted under the Plan, the maximum aggregate number of Phantom Shares and other Awards which may be granted under the Plan may be appropriately adjusted by the Committee in its discretion; and

(y) the Committee may take any such action as in its discretion shall be necessary to maintain each Participants’ rights hereunder (including under their Award Agreements) so that they are substantially in their respective Options, Phantom Shares and Dividend Equivalent Rights substantially proportionate to the rights existing in such Options, Phantom Shares and Dividend Equivalent Rights prior to such event, including, without limitation, adjustments in (A) the number of Options, Phantom Shares and Dividend Equivalent Rights (and other Awards under Section 9) granted, (B) the number and kind of shares or other property to be distributed in respect of Options, Phantom Shares and Dividend Equivalent Rights (and other Awards under Section 9 as applicable), (C) the Option Price and Phantom Share Value, and (D) performance-based criteria established in connection with Awards (to the extent consistent with Section 162(m) of the Code, as applicable); provided that, in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 14(a) had the event related to the Company.

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Awards, the number of Shares (or units) available under Section 4 shall be increased or decreased, as the case may be, proportionately, as may be determined by the Committee in its discretion.

(b) Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock shall be subject to the restrictions and requirements imposed by Section 6, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 6.2(a).

(c) If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 6.3(a) may be required to deposit with the successor corporation the certificates, if any, for the stock or securities, or the other property, that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 6.2(b), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 6.3(a), and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 6.2(a).

(d) If a Termination Event shall occur, then the Committee, as constituted immediately before the Termination Event, may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Termination Event, provided that the Committee determines that such adjustments do not have an adverse economic impact on the Participant as determined at the time of the adjustments.

(e) The judgment of the Committee with respect to any matter referred to in this Section 14 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

15. MISCELLANEOUS.

15.1 No Rights to Employment or Other Service.

Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company, the Subsidiaries, the Manager or Affiliates or interfere in any way with the right of the Company, the Subsidiaries, the Manager or Affiliates and their stockholders to terminate the individual’s employment or other service at any time.

15.2 Right of First Refusal; Right of Repurchase.

At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received hereunder shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Award Agreement) thereafter.

15.3 No Fiduciary Relationship.

Nothing contained in the Plan (including without limitation Sections 7.5(c) and 8.4), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or Subsidiaries, or their, officers or the Committee, on the one hand, and the Participant, the Manager, the Company, Subsidiaries or any other person or entity, on the other.

15.4 No Fund Created.

Any and all payments hereunder to any Grantee shall be made from the general funds of the Company, no special or separate fund shall be established or other segregation of assets made to assure such payments, and the Phantom Shares (including for purposes of this Section 15.4 any accounts established to facilitate the implementation of Section 7.4(c)) and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a general unsecured creditor of the Company. (If any Affiliate is or is made responsible with respect to any Awards, the foregoing sentence shall apply with respect to such Affiliate.) Without limiting the foregoing, Phantom Shares and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee’s right in the Phantom Shares and any such other devices is limited to the right to receive payment, if any, as may herein be provided.

15.5 Notices.

All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 15.5.

15.6 Exculpation and Indemnification.

The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law , other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

15.7 Captions.

The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

15.8 Governing Law.

THE PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF MARYLAND.

EXHIBIT A

PERFORMANCE CRITERIA

Performance-Based Awards intended to qualify as “performance based” compensation under Section 162(m) of the Code, may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Criteria, in each case on specified date or over any period, up to 10 years, as determined by the Committee. Performance Criteria may (but need not) be based on the achievement of the specified levels of performance under one or more of the measures set out below relative to the performance of one or more other corporations or indices.

“Performance Criteria” means the following business criteria (or any combination thereof) with respect to one or more of the Company, any Participating Company or any division or operating unit thereof:

(i)	pre-tax income;

(ii)	after-tax income;

(iii)	net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis);

(iv)	operating income;

(v)	cash flow;

(vi)	earnings per share;

(vii)	return on equity;

(viii)	return on invested capital or assets;

(ix)	cash and/or funds available for distribution;

(x)	appreciation in the fair market value of the Common Stock;

(xi)	return on investment;

(xii)	total return to shareholders (meaning the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period);

(xiii)	net earnings growth;

(xiv)	stock appreciation (meaning an increase in the price or value of the Common Stock after the date of grant of an award and during the applicable period);

(xv)	related return ratios;

(xvi)	increase in revenues;

(xvii)	net earnings;

(xviii)	changes (or the absence of changes) in the per share or aggregate market price of the Company’s Common Stock;

(xix)	number of securities sold;

(xx)	earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in the Company’s financial reports for the applicable period;

(xxi)	total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Company’s financial reports for the applicable period);

(xxii)	the Company’s published ranking against its peer group of real estate investment trusts based on total shareholder return; and

(xxiii)	funds from operations.

Performance Goals may be absolute amounts or percentages of amounts or may be relative to the performance of other companies or of indexes.

Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (“GAAP”) and all determinations shall be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to shareholders.

To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the Performance Goals, for each fiscal year of the Company, there shall be objectively determinable adjustments, as determined in accordance with GAAP, to any of the Performance Criteria described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.

ANNEX E

EXECUTION COPY

MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT is made and entered into as of January 31, 2006 by and between ALESCO FINANCIAL TRUST, a Maryland corporation (the “Company”), and COHEN BROTHERS MANAGEMENT, LLC, a Delaware limited liability company (together with its permitted assignees, the “Manager”).

WHEREAS, the Company is a newly organized corporation that will elect to be taxed as a real estate investment trust for federal income tax purposes; and

WHEREAS, the Company desires to retain the Manager to provide investment advisory services to the Company on the terms and conditions hereinafter set forth, and the Manager wishes to be retained to provide such services.

NOW THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

Section 1. Definitions. The following terms have the meanings assigned them:

(a) “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified; provided, however, that an entity acting as the issuer of collateralized debt obligations (“CDO”) or collateralized loan obligations (“CLO”) or other securities in a securitization transaction shall not be deemed to be an Affiliate of any person unless that person owns a majority of the equity interests of the issuer.

(b) “Agreement” means this Management Agreement, as amended from time to time.

(c) “Base Management Fee” means the base management fee, calculated and paid monthly in arrears, in an amount equal to (i) 1/12 of Equity multiplied by (ii) 1.50%; provided, that the foregoing calculation of the Base Management Fee shall be adjusted to exclude one-time events pursuant to changes in GAAP, as well as non-cash charges after discussion between the Manager and the Independent Trustees and approval by a majority of the Independent Trustees in the case of non-cash charges.

(d) “Board of Trustees” means the Board of Trustees of the Company.

(e) “Change of Control” means the occurrence of any of the following:

(i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Manager or Cohen Brothrs, LLC (“Cohen Bros.”), taken as a whole, to any Person other than the Company or Cohen Brothers or any of their respective Affiliates; or

(ii) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than the Company or Cohen Bros. and any of their respective Affiliates, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of 50% or more of the total voting power of the voting capital interests of the Manager or Cohen Bros.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Cohen Bros.” has the meaning set forth in Section 1(e)(i) hereof.

(h) “Common Share” means a common share of beneficial interest of the Company now or hereafter authorized as common voting shares of the Company.

(i) “Company Account” has the meaning set forth in Section 5 hereof.

(j) “Company Indemnified Party” has the meaning set forth in Section 11(b) hereof.

(k) “Effective Termination Date” has the meaning set forth in Section 13(a) hereof.

(l) “Equity” means, for purposes of calculating the Base Management Fee, for any month the sum of the net proceeds from all issuances of the Company’s Common Shares on or prior to such date, including the issuance of Common Shares pursuant to the Initial Offering after deducting any underwriting or initial purchaser’s discounts and commissions and other expenses and costs relating to the issuance, plus (or minus) the Company’s retained earnings (or deficit) at the end of such month (without taking into account any non-cash equity compensation expense incurred in current or prior periods), which amount shall be reduced by any amount that the Company pays for repurchases of Common Shares; provided, that the foregoing calculation of Equity shall be adjusted to exclude one-time events pursuant to changes in GAAP, as well as non-cash charges after discussion between the Manager and the Independent Trustees and approval by a majority of the Independent Trustees in the case of non-cash charges.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Federal Reserve Board” means the Board of Governors of the Federal Reserve System.

(o) “GAAP” means generally accepted accounting principles, as applied in the United States.

(p) “Governing Instruments” means, with regard to any entity, the articles of incorporation and bylaws in the case of a corporation, certificate of limited partnership (if applicable) and the partnership agreement in the case of a general or limited partnership, the articles of formation and the operating agreement in the case of a limited liability company, the trust instrument in the case of a trust, or similar governing documents, in each case as amended from time to time.

(q) “Guidelines” shall have the meaning set forth in Section 2(b)(ii) hereof.

(r) “Incentive Compensation” means an incentive management fee calculated and payable each fiscal quarter in an amount, not less than zero, equal to the product of: (i) twenty percent (20%) of the dollar amount by which (A) the Company’s Net Income (before Incentive Compensation) for such quarter per Common Share (based on the weighted average number of Common Shares outstanding for such quarter) exceeds (B) an amount equal to the product of (1) the weighted average of the price per share of the Common Shares in the Initial Offering and the prices per share of the Common Shares in any subsequent offerings by the Company, in each case at the time of issuance thereof, multiplied by (2) the greater of (a) 2.375% and (b) 0.75% plus one-fourth of the Ten Year Treasury Rate for such quarter, multiplied by (ii) the weighted average number of Common Shares outstanding during such quarter; provided, that the foregoing calculation of Incentive Compensation shall be adjusted to exclude one-time events pursuant to changes in GAAP, as well as non-cash charges after discussion between the Manager and the Independent Trustees and approval by a majority of the Independent Trustees in the case of non-cash charges.

(s) “Indemnified Party” has the meaning set forth in Section 11(a) hereof.

(t) “Independent Trustees” means the members of the Board of Trustees who are not, and have not been within the last two years, officers or employees of the Manager or Cohen Bros. or any Person directly or indirectly controlling or controlled by, or otherwise an Affiliate of, the Manager or Cohen Bros. and who are otherwise “independent” in accordance with the Company’s Governing Instruments and, if applicable, the rules of any national securities exchange on which the Common Shares are listed.

(u) “Initial Offering” means the Company’s initial offering of 10,000,000 Common Shares consummated on the date hereof at a price of $10.00 per Common Share.

(v) “Initial Term” has the meaning set forth in Section 13(a) hereof.

(w) “Investment Company Act” means the Investment Company Act of 1940, as amended.

(x) “Investments” means the investments of the Company.

(y) “Letter Agreement” means the letter agreement, dated the date hereof, between the Company and Cohen Bros. relating to certain right of first refusal and noncompetition arrangements between the parties.

(z) “Leveraged Loan” means a participation interest in a first lien or other senior loan or senior bridge financing facility evidencing indebtedness of a third party of a type contemplated by the Guidelines.

(aa) “Net Income” shall be determined by calculating the net income available to owners of Common Shares before non-cash equity compensation expense, in accordance with GAAP.

(bb) “Notice of Proposal to Negotiate” has the meaning set forth in Section 13(a) hereof.

(cc) “Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

(dd) “Purchase Agreement” and “Placement Agent Agreement” means the purchase agreement and the placement agent agreement, each dated as of January 25, 2006 between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the initial purchaser/placement agent.

(ee) “Registration Rights Agreement” means the registration rights agreement, dated as of January 31, 2006 between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the Initial Purchaser for the benefit of the Holders (as defined therein).

(ff) “Shared Services Agreement” means the Shared Facilities and Services Agreement, dated the date hereof, between the Manager and Cohen Bros.

(gg) “REIT” means a “real estate investment trust” as defined under the Code.

(hh) “Renewal Term” has the meaning as set forth in Section 13(a) hereof.

(ii) “Subsidiary” means any subsidiary of the Company; any partnership, the general partner of which is the Company or any subsidiary of the Company; and any limited liability company, the managing member of which is the Company or any subsidiary of the Company.

(jj) “Ten Year Treasury Rate” means the average of weekly average yield to maturity for U.S. Treasury securities (adjusted to a constant maturity of ten (10) years) as published weekly by the Federal Reserve Board in publication H.15, or any successor publication, during a fiscal quarter, or if such rate is not published by the Federal Reserve Board, any Federal Reserve Bank or agency or department of the federal government selected by the Company. If the Company determines in good faith that the Ten-Year U.S. Treasury Rate cannot be calculated as provided above, then the rate shall be the arithmetic average of the per annum average yields to maturities, based upon closing asked prices on each business day during a quarter, for each actively traded marketable U.S. Treasury fixed interest rate security with a final maturity date not less than eight nor more than twelve years from the date of the closing asked prices as chosen and quoted for each business day in each such quarter in New York City by at least three recognized dealers in U.S. government securities selected by the Company.

(kk) “Termination Fee” has the meaning set forth in Section 13(b) hereof.

(ll) “Termination Notice” has the meaning set forth in Section 13(a) hereof.

(mm) “Treasury Regulations” means the regulations promulgated under the Code from time to time, as amended.

Section 2. Appointment and Duties of the Manager.

(a) The Company hereby appoints the Manager to manage the assets and day-to-day operations of the Company subject to the further terms and conditions set forth in this Agreement and the Manager hereby agrees to use its commercially reasonable efforts to perform each of the duties set forth herein. The appointment of the Manager shall be exclusive to the Manager except to the extent that the Manager otherwise agrees, in its sole and absolute discretion, and except to the extent that the Manager elects, in accordance with the terms of this Agreement, to cause the duties of the Manager hereunder to be provided by third parties.

(b) The Manager, in its capacity as manager of the assets and the day-to-day operations of the Company, at all times will be subject to the supervision of the Company’s Board of Trustees and will have only such functions and authority as the Company may delegate to it including, without limitation, the functions and authority identified herein and delegated to the Manager hereby. The Manager will be responsible for the day-to-day operations of the Company and will perform (or cause to be performed) such services and activities relating to the assets and operations of the Company as may be appropriate, including, without limitation, the following:

(i) provision of a management team as contemplated by Section 3;

(ii) serving as the Company’s consultant with respect to the periodic review of the investment criteria and parameters for Investments, borrowings and operations, any modifications to which shall be approved by a majority of the Independent Trustees (such guidelines as attached hereto as Exhibit A, as the same may be modified with such approval, the “Guidelines”) and other policies for approval by the Board of Trustees;

(iii) investigation, analysis and selection of investment opportunities;

(iv) with respect to prospective investments by the Company, conducting negotiations with sellers and purchasers and their respective agents, representatives and investment bankers;

(v) engaging and supervising, on behalf of the Company and at the Company’s expense, independent contractors which provide investment banking, mortgage brokerage, securities brokerage and other financial services and such other services as may be required relating to the Investments;

(vi) negotiating on behalf of the Company for the sale, exchange or other disposition of any Investments;

(vii) coordinating and managing operations of any joint venture or co-investment interests held by the Company and conducting all matters with the joint venture or co-investment partners;

(viii) providing executive and administrative personnel, office space and office services required in rendering services to the Company;

(ix) administering the day-to-day operations of the Company and performing and supervising the performance of such other administrative functions necessary in the management of the Company as may be agreed upon by the Manager and the Board of Trustees, including, without limitation, the collection of revenues and the payment of the Company’s debts and obligations and maintenance of appropriate computer services to perform such administrative functions;

(x) communicating on behalf of the Company with the holders of any equity or debt securities of the Company as required to satisfy the reporting and other requirements of any governmental bodies or agencies or trading markets and to maintain effective relations with such holders;

(xi) counseling the Company in connection with policy decisions to be made by the Board of Trustees;

(xii) evaluating and recommending to the Board of Trustees hedging strategies and engaging in hedging activities on behalf of the Company, consistent with such strategies, as so modified from time to time, with the Company’s status as a REIT, and with the Guidelines;

(xiii) counseling the Company regarding the maintenance of its status as a REIT and monitoring compliance with the various REIT qualification tests and other rules set out in the Code and Treasury Regulations thereunder;

(xiv) counseling the Company regarding the maintenance of its exemption from the Investment Company Act and monitoring compliance with the requirements for maintaining an exemption from that Act;

(xv) assisting the Company in developing criteria for asset purchases that are specifically tailored to the Company’s investment objectives and making available to the Company its knowledge and experience with respect to trust preferred securities, Leveraged Loans, mortgage loans (including on a portfolio basis), mortgage-backed securities and other assets, CDOs, CLOs and other securitizations;

(xvi) representing and making recommendations to the Company in connection with the purchase and finance of, and commitment to purchase and finance, trust preferred securities, Leveraged Loans, mortgage loans (including on a portfolio basis), mortgage-backed securities and other assets, and interests in CDO, CLO and other securitizations, and in connection with the sale and commitment to sell such assets;

(xvii) selecting brokers and dealers to effect trading on behalf of the Company, including, without limitation, Cohen Bros. and its Affiliates, provided that any compensation payable to Cohen Bros. or its Affiliates is not greater than the compensation which would generally be payable to outside brokers and dealers engaged to perform similar services pursuant to arm’s-length arrangements;

(xviii) monitoring the operating performance of the Investments and providing periodic reports with respect thereto to the Board of Trustees, including comparative information with respect to such operating performance and budgeted or projected operating results;

(xix) investing and re-investing any moneys and securities of the Company (including investing in short-term Investments pending investment in other Investments, payment of fees, costs and expenses, or payments of dividends or distributions to shareholders of the Company as such dividends or distributions may be authorized or approved by the Board of Trustees) and advising the Company as to its capital structure and capital raising;

(xx) causing the Company to retain qualified accountants (subject to approval of the audit committee of the Board of Trustees) and legal counsel, as applicable, to assist in developing appropriate accounting procedures, compliance procedures and testing systems with respect to financial reporting obligations and compliance with the provisions of the Code applicable to REITs and non-taxable REIT subsidiaries and to conduct quarterly compliance reviews with respect thereto;

(xxi) causing the Company to qualify to do business in all applicable jurisdictions and to obtain and maintain all appropriate licenses;

(xxii) assisting the Company in complying with all regulatory requirements applicable to the Company in respect of its business activities, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Exchange Act;

(xxiii) taking all necessary actions to enable the Company and its Subsidiaries to make required tax filings and reports, including soliciting shareholders for required information to the extent provided by the provisions of the Code and Treasury Regulations applicable to REITs;

(xxiv) handling and resolving all claims, disputes or controversies (including all litigation, arbitration, settlement or other proceedings or negotiations) in which the Company may be involved or to which the Company may be subject arising out of the Company’s day-to-day operations, subject to such limitations or parameters as may be imposed from time to time by the Board of Trustees;

(xxv) using commercially reasonable efforts to cause expenses incurred by or on behalf of the Company to be commercially reasonable or commercially customary and within any budgeted parameters or expense guidelines set by the Board of Trustees from time to time;

(xxvi) advising the Company with respect to obtaining appropriate warehouse or other financings for its assets;

(xxvii) advising the Company with respect to and structuring long-term financing vehicles for the Company’s portfolio of assets, and offering and selling securities publicly or privately in connection with any such structured financing;

(xxviii) performing such other services as may be required from time to time for management and other activities relating to the Company and its assets as the Board of Trustees shall reasonably request or the Manager or the Board of Trustees shall deem appropriate under the particular circumstances; and

(xxix) using commercially reasonable efforts to cause the Company to comply with all applicable laws.

Without limiting the foregoing, the Manager will perform portfolio management services (the “Portfolio Management Services”) on behalf of the Company with respect to the Investments. Such services will include, but not be limited to, consulting with the Company on the purchase and sale of, and other investment opportunities in connection with, the Company’s portfolio of assets; the collection of information and the submission of reports pertaining to the Company’s assets, interest rates and general economic conditions; periodic review and evaluation of the performance of the Company’s portfolio of assets; acting as liaison between the Company and banking, mortgage banking, investment banking and other parties with respect to the purchase, financing and disposition of assets; and other customary functions related to portfolio management. Additionally, the Manager will perform monitoring services (the “Monitoring Services”) on behalf of the Company with respect to any services provided by third parties. Such Monitoring Services will include, to the extent applicable, negotiating services agreements; acting as a liaison between the servicer provider and the Company; review of servicers’ delinquency, foreclosure and other reports on assets; supervising claims filed under any insurance policies; and enforcing the obligation of any servicer to repurchase assets.

(c) The Manager may enter into agreements with other parties, including its Affiliates, for the purpose of engaging one or more parties for and on its behalf, and, except as provided in the Shared Services Agreement or as otherwise agreed, at the sole cost and expense of the Company to provide credit analysis, risk management services, asset management, and/or other services (including, without limitation, Portfolio Management Services and Monitoring Services) pursuant to agreement(s) with terms which are then customary for agreements regarding the provision of services to companies that have assets similar in type, quality and value to the assets of the Company; provided, that (i) any such agreements entered into with Affiliates of the Manager shall be (A) on terms no more favorable to such affiliate than would be obtained from a third party on an arm’s-length basis and (B) to the extent the same are not specifically contemplated by this Agreement or the Shared Services Agreement, approved by a majority of the Independent Trustees, (ii) with respect to Portfolio Management Services, (A) any such agreements shall be subject to the Company’s prior written approval (and approved by a majority of the Independent Trustees) and (B) the Manager shall remain liable for the performance of such Portfolio Management Services, and (iii) with respect to Monitoring Services, any such agreements shall be subject to the Company’s prior written approval (and approved by a majority of the Independent Trustees). Notwithstanding the foregoing, the Shared Services Agreement shall not be subject to further review or approval by the Independent Trustees prior to the expiration of its initial term, unless such agreement shall be amended, in which case such amendment shall be subject to the foregoing limitations on agreements between the Manager and its Affiliates.

(d) Subject to Section 2(c) hereof and the last sentence of this Section 2(d), the Manager may retain, for and on behalf, and at the sole cost and expense, of the Company, such services of accountants, legal counsel, appraisers, insurers, brokers, transfer agents, registrars, developers, investment banks, financial advisors, banks and other lenders and others as the Manager deems necessary or advisable in connection with the management and operations of the Company. Notwithstanding anything contained herein to the contrary, subject to compliance with Section 2(c) hereof, the Manager shall have the right to cause any such services to be rendered by its employees or Affiliates. The Company shall pay or reimburse its Affiliates performing such services for the cost thereof; provided, that such costs and reimbursements are no greater than those which would generally be payable to outside professionals or consultants engaged to perform similar services pursuant to agreements negotiated on an arm’s-length basis. The Company shall have no obligation to reimburse the Manager for the costs of the Manager’s employees who may provide such services.

(e) As frequently as the Manager may deem necessary or advisable, or at the direction of the Board of Trustees, the Manager shall, at the sole cost and expense of the Company, prepare, or cause to be prepared, with respect to any Investment, reports and other information with respect to such Investment as may be reasonably requested by the Company.

(f) The Manager shall prepare, or cause to be prepared, at the sole cost and expense of the Company, all reports, financial or otherwise, with respect to the Company reasonably required by the Board of Trustees in order for the Company to comply with its Governing Instruments, or any other materials required to be filed with any governmental body or agency, and shall prepare, or cause to be prepared, all materials and data necessary to complete such reports and other materials including, without limitation, an annual audit of the Company’s books of account by a nationally recognized independent accounting firm.

(g) The Manager shall prepare regular reports for the Board of Trustees to enable the Board of Trustees to review the Company’s acquisitions, portfolio composition and characteristics, credit quality, performance and compliance with the Guidelines and policies approved by the Board of Trustees.

(h) Notwithstanding anything contained in this Agreement to the contrary, except to the extent that the payment of additional moneys is proven by the Company to have been required as a direct result of the Manager’s acts or omissions which result in the right of the Company to terminate this Agreement pursuant to Section 15 of this Agreement, the Manager shall not be required to expend money (“Excess Funds”) in connection with any expenses that are required to be paid for or reimbursed by the Company pursuant to Section 9 in excess of that contained in any applicable Company Account (as herein defined) or otherwise made available by the Company to be expended by the Manager hereunder. Failure of the Manager to expend Excess

Funds out-of-pocket shall not give rise or be a contributing factor to the right of the Company under Section 13(a) of this Agreement to terminate this Agreement due to the Manager’s unsatisfactory performance.

(i) In performing its duties under this Section 2, the Manager shall be entitled to rely reasonably on qualified experts and professionals (including, without limitation, accountants, legal counsel and other professional service providers) hired by the Manager at the Company’s sole cost and expense, except as otherwise provided under Section 2(d).

Section 3. Additional Activities of the Manager.

(a) The Manager, at its sole cost and expense, will provide the Company with a management team, including a Chairman, Chief Executive Officer, President, Chief Financial Officer, Chief Investment Officer, Chief Operating Officer and Chief Legal Officer, each subject to approval and appointment by the Nominating and Corporate Governance Committee of the Board of Trustees and the full Board of Trustees, along with appropriate support personnel, to provide the management services to be provided by the Manager to the Company hereunder, the members of which team shall devote such time to the management of the Company as may be reasonably necessary and appropriate, commensurate with the level of activity of the Company from time to time. The Manager, at its sole cost and expense, shall provide the Company with a Chief Financial Officer who shall be exclusively dedicated to the operations of the Company.

(b) The Manager agrees to offer the Company the right to participate in all investment opportunities that the Manager determines are appropriate for the Company in view of its investment objectives, policies and strategies, and other relevant factors, and in accordance with the Letter Agreement, subject to the exception that, in accordance with the Guidelines, the Company might not participate in each such opportunity but will on an overall basis equitably participate with the Manager’s and its Affiliates’ other clients in the opportunities described on Exhibit A to this Agreement. Except as otherwise set forth in the Letter Agreement, nothing in this Agreement shall (i) prevent the Manager or any of its Affiliates, officers, directors or employees, from engaging in other businesses or from rendering services of any kind to any other Person, including, without limitation, investing in, or rendering advisory services to others investing in, any type of business (including, without limitation, investments that meet the principal investment objectives of the Company), whether or not the investment objectives or policies of any such other Person or entity are similar to those of the Company or (ii) in any way bind or restrict the Manager or any of its Affiliates, officers, directors or employees from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Manager or any of its Affiliates, officers, directors or employees may be acting. While information and recommendations supplied to the Company shall, in the Manager’s reasonable and good faith judgment, be appropriate under the circumstances and in light of the investment objectives and policies of the Company, they may be different from the information and recommendations supplied by the Manager or any Affiliate of the Manager to other investment companies, funds and advisory accounts. The Company shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Company recognizes that, except as specifically provided in the Letter Agreement, it is not entitled to receive preferential treatment as compared with the treatment given by the Manager or any Affiliate of the Manager to any investment company, fund or advisory account other than any fund or advisory account which contains only funds invested by the Manager, its Affiliates (and not any funds of any of their clients or customers) or their officers and directors. The Company shall have the benefit of the Manager’s best judgment and effort in rendering services hereunder and, in furtherance of the foregoing, the Manager shall not undertake activities that, in its good faith judgment, will adversely affect the performance of its obligations under this Agreement.

(c) Managers, members, partners, directors, officers, employees and agents of the Manager or Affiliates of the Manager may serve as directors, officers, employees, agents, nominees or signatories for the Company or any Subsidiary, to the extent permitted by their Governing Instruments, as from time to time amended, or by any resolutions duly adopted by the Board of Trustees pursuant to the Company’s Governing Instruments. When executing documents or otherwise acting in such capacities for the Company, such Persons shall use their respective titles in the Company.

(d) Subject to Section 2(c), the Manager is authorized, for and on behalf, and at the sole cost and expense of the Company, to employ such securities dealers, including dealers that are Affiliates of the Manager, for the purchase and sale of investment assets of the Company as may, in the good faith judgment of the Manager, be necessary to obtain the best commercially available net results for the Company taking into account such factors as the policies of the Company, price, dealer spread, the size, type, timing and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Manager is authorized to direct the execution of the Company’s portfolio transactions to dealers and brokers, including dealers that are Affiliates of the Manager, furnishing statistical information or research deemed by the Manager to be useful or valuable to the performance of its investment advisory functions for the Company.

(e) The Company (including the Board of Trustees) agrees to take all actions reasonably required to permit and enable the Manager to carry out its duties and obligations under this Agreement, including, without limitation, all steps reasonably necessary to allow the Manager to file any registration statement on behalf of the Company in a timely manner or to deliver any financial statements or other reports with respect to the Company. If the Manager is not able to provide a service, or in the reasonable judgment of the Manager it is not prudent to provide a service, without the approval of the Board of Trustees or the Independent Trustees, as applicable, then the Manager shall use good faith reasonable efforts to promptly obtain such approval and shall be excused from providing such service (and shall not be in breach of this Agreement) until the applicable approval has been obtained.

(f) The Company acknowledges and agrees that in addition to the fees payable to the Manager under this Agreement, Cohen Bros. and its Affiliates will benefit from other fees paid to it by third parties in respect of the Investments, including, but not limited to, the following:

(i) origination fees paid by the issuers of trust preferred securities and similar fees paid by the borrowers under Leveraged Loans;

(ii) structuring fees for services relating to the structuring of a CDO or CLO on the Company’s behalf or in which the Company invests, provided, however, that such fees in respect of a particular CDO or CLO may not exceed 0.45% of the securities issued by such CDO or CLO without prior approval of the Independent Trustees;

(iii) collateral management fees for the CDOs and CLOs in which the Company expects to invest and incentive fees if such CDOs or CLOs exceed certain performance benchmarks; and

(iv) broker-dealer commissions and mark-ups from the placement of securities issued by the CDOs and CLOs in which the Company invests and the trading of securities to and from CDOs and CLOs in which the Company invests in amounts which do not exceed those which would generally be payable to outside brokers and dealers engaged to perform similar services pursuant to arm’s-length arrangement.

Section 4. Agency. The Manager shall act as agent of the Company in making, acquiring, financing and disposing of Investments, disbursing and collecting the Company’s funds, paying the debts and fulfilling the obligations of the Company, supervising the performance of professionals engaged by or on behalf of the Company and handling, prosecuting and settling any claims of or against the Company, the Board of Trustees, holders of the Company’s securities or the Company’s representatives or properties, all in accordance with the terms of this Agreement.

Section 5. Bank Accounts. At the direction of the Board of Trustees, the Manager may establish and maintain one or more bank accounts in the name of the Company or any Subsidiary (any such account, a

“Company Account”), and may collect and deposit funds into any such Company Account or Company Accounts, and disburse funds from any such Company Account or Company Accounts, under such terms and conditions as the Board of Trustees may approve; and the Manager shall from time to time render appropriate accountings of such collections and payments to the Board of Trustees and, upon request, to the auditors of the Company or any Subsidiary.

Section 6. Records; Confidentiality. The Manager shall maintain appropriate books of accounts and records relating to services performed under this Agreement, and such books of account and records shall be accessible for inspection by representatives of the Company or any Subsidiary at any time during normal business hours upon one (1) business day’s advance written notice. The Company acknowledges that many of the officers and trustees of the Company are also officers, members, directors and trustees of the Manager, Cohen Bros. and Taberna Realty Finance Trust and their respective Affiliates and as such may receive information in connection with their various positions. Notwithstanding the foregoing, the Manager shall keep confidential any and all information obtained in connection with the services rendered under this Agreement and shall not disclose any such information (or use the same except in furtherance of its duties under this Agreement) to nonaffiliated third parties except (i) with the prior written consent of the Board of Trustees; (ii) to legal counsel, accountants and other professional advisors; (iii) to appraisers, financing sources and others in the ordinary course of the Company’s business; (iv) to governmental officials having jurisdiction over the Company; (v) in connection with any governmental or regulatory filings required of the Company or disclosure or presentations to Company investors; or (vi) as required by law or legal process to which the Manager or any Person to whom disclosure is permitted hereunder is a party. The foregoing shall not apply to information which has previously become publicly available through the actions of a Person other than the Manager not resulting from the Manager’s violation of this Section 6. The provisions of this Section 6 shall survive the expiration or earlier termination of this Agreement for a period of one year.

Section 7. Obligations of Manager; Restrictions.

(a) The Manager shall require each seller or transferor of investment assets to the Company to make such representations and warranties and take such other actions regarding such assets as may, in the judgment of the Manager, be necessary and appropriate and in light of general marketplace conventions with regard to the protection of the Investments. In addition, the Manager shall take such other action as it deems necessary or appropriate.

(b) The Manager shall refrain from any action that, in its sole judgment made in good faith, (i) is not in compliance with the Guidelines, (ii) would adversely affect the status of the Company as a REIT under the Code or the Company’s status as an entity excluded from regulation as an investment company under the Investment Company Act or (iii) would violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Company or any Subsidiary or that would otherwise not be permitted by the Company’s Governing Instruments. If the Manager is ordered to take any such action by the Board of Trustees, the Manager shall promptly notify the Board of Trustees of the Manager’s judgment that such action would adversely affect such status or violate any such law, rule or regulation or the Governing Instruments. Notwithstanding the foregoing, the Manager, its directors, officers, stockholders and employees shall not be liable to the Company or any Subsidiary, the Board of Trustees, or the Company’s or any Subsidiary’s shareholders or partners, for any act or omission by the Manager, its directors, officers, stockholders or employees except as provided in Section 11 of this Agreement.

(c) Any acquisition by the Company of debt or equity securities issued by a CDO or CLO issuer that has been structured or will be managed by Cohen Bros. or any of its Affiliates, and any borrowings by the Company from the Manager or its Affiliates (including Cohen Bros.), acting as lenders, shall be approved by a majority of the Company’s Independent Trustees in accordance with the Guidelines.

(d) The Manager shall not (i) consummate any transaction which would involve the acquisition by the Company of an asset in which the Manager or any Affiliate thereof has an ownership interest, or the sale by the Company of an asset of the Company to the Manager or any Affiliate thereof; or a transaction in which it is contemplated that the Manager or any Affiliate thereof will co-invest with the Company; provided, however that (1) it is expressly agreed that if the Company has obtained the approval of a majority of its independent trustees to exercise its right of first refusal under the Letter Agreement to purchase an equity interest in a CDO or CLO managed by Cohen Bros., the further approval of the independent trustees shall not be required for the funding or acquisition of particular collateral investments that will be owned by such CDO or CLO; and (2) a warehouse facility or similar financing arrangement for the funding and acquisition of collateral to be held by a CDO or CLO in which the independent trustees of the Company have approved the purchase of equity securities by the Company shall not be deemed to be a co-investment by the Company and the Manager and its Affiliates; provided further, however, that subject to compliance by the Manager with the Guidelines, the Manager may cause the Company to consummate the sale of a Leveraged Loan investment that collateralizes a warehouse facility to which the Company is a party to a CDO or CLO or other securitization entity that is managed by the Manager or Cohen Bros. or (ii) under circumstances where the Manager is subject to an actual or potential conflict of interest in the reasonable judgment of the Manager or the Board of Trustees because the Manager manages both the Company and another Person (not an Affiliate of the Company) with which the Company has a contractual relationship, take any action constituting the granting to such Person of a waiver, forbearance or other relief, or the enforcement against such Person of remedies, under or with respect to the applicable contract, in the case of each of (i) and (ii), without the approval of a majority of the Independent Trustees.

(e) The parties acknowledge that it is contemplated that the Board of Trustees will periodically review the Guidelines and the Company’s portfolio of Investments but will not review each proposed investment, except as otherwise provided herein. If a majority of the Independent Trustees determine in their periodic review of transactions that a particular transaction does not comply with the Guidelines (including as a result of violation of the provisions of Section 7(d) above), then a majority of the Independent Trustees will consider what corrective action, if any, can be taken. The Manager shall be permitted to rely upon the direction of the Secretary of the Company to evidence the approval of the Board of Trustees or the Independent Trustees with respect to a proposed investment.

(f) The Manager shall at all times during the term of this Agreement maintain “errors and omissions” insurance coverage and other insurance coverage at the Company’s expense which is customarily carried by asset and investment managers performing functions similar to those of the Manager under this Agreement with respect to assets similar to the assets of the Company, in an amount which is comparable to that customarily maintained by other managers or servicers of similar assets.

Section 8. Compensation.

(a) During the Initial Term of this Agreement, as the same may be extended from time to time, the Company shall pay the Manager the Base Management Fee monthly in arrears commencing with the month in which this Agreement was executed (with such initial payment pro-rated based on the number of days during such month that this Agreement was in effect).

(b) The Manager shall compute each installment of the Base Management Fee within fifteen (15) business days after the end of the calendar month with respect to which such installment is payable. A copy of the computations made by the Manager to calculate such installment shall thereafter, for informational purposes only and subject in any event to Section 13(a) of this Agreement, promptly be delivered to the Board of Trustees and subject to the terms hereof, upon such delivery, payment of such installment of the Base Management Fee shown therein shall be due and payable no later than the date which is twenty (20) business days after the end of the calendar month with respect to which such installment is payable absent manifest error in the calculation.

(c) The Base Management Fee is subject to adjustment pursuant to and in accordance with the provisions of Sections 8(i) and 13(a) of this Agreement.

(d) In addition to the Base Management Fee otherwise payable hereunder, the Company shall pay the Manager quarterly Incentive Compensation. The Incentive Compensation calculation and payment shall be made for each fiscal quarter in arrears and is subject to adjustment pursuant to and in accordance with the provisions of Sections 8(i) and 13(a) of this Agreement.

(e) Subject to Section 8(i) below, the Manager shall compute each installment of the Incentive Compensation within 30 days after the end of each fiscal quarter with respect to which such installment is payable. A copy of the computations made by the Manager to calculate such installment shall thereafter, for informational purposes only and subject in any event to Section 13(a) of this Agreement, promptly be delivered to the Board of Trustees and, upon such delivery, payment of such installment of the Incentive Compensation shown therein shall be due and payable no later than the date which is five (5) business days after the date of delivery to the Board of Trustees of such computations absent manifest error in the calculation.

(f) Fifteen percent (15%) of the Incentive Compensation (subject to the remaining provisions of this Section 8(f) and the provisions of Sections 8(g), 8(h) and 8(i)) shall be paid in Common Shares and the remainder thereof shall be paid in cash; provided, however, that (i) the Manager may, by written notice to the Company, elect to receive Common Shares in lieu of cash with respect to up to 50% of the Incentive Compensation, subject to prior approval of the majority of the Independent Trustees, and (ii) the Manager may not receive payment of any portion of the Incentive Compensation in the form of Common Shares, either automatically or by election, if such payment would result in the Manager directly or indirectly through one or more subsidiaries owning in the aggregate more than the Common Share Ownership Limit as defined in the Company’s By-laws, as may be amended from time to time. For purposes of this computation, Common Shares include shares issued and outstanding (whether vested or unvested or forfeitable or non-forfeitable) and shares to be issued upon exercise of outstanding options (whether such options are exercisable or nonexercisable). The Manager’s receipt of Common Shares in accordance herewith shall be subject to all applicable securities exchange rules and securities laws (including, without limitation, prohibitions on insider trading). All Common Shares paid to the Manager as Incentive Compensation will be fully vested upon issuance, provided that the Manager hereby agrees not to transfer such shares prior to the date that is one year after the date such shares are issued to the Manager. Subject to compliance with all applicable securities laws (including without limitation, prohibitions on insider trading), after the one year anniversary of issuance the Manager shall have the right to allocate such shares in its sole and absolute discretion to its officers, employees and other individuals who provide services to it at any time, provided that any such persons shall be subject to the restriction on transfer set forth in the preceding sentence. In addition, the foregoing restriction regarding the sale of such shares shall terminate upon termination of this Agreement.

(g) Common Shares payable as Incentive Compensation shall be valued as follows:

(i) if such shares are traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the shares on such exchange over the thirty (30) calendar day period ending three (3) calendar days prior to the date of issuance of such shares;

(ii) if such shares are actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sales price as applicable over the thirty (30) calendar day period ending three (3) calendar days prior to the date of issuance of such shares; and

(iii) if there is no active public market for such shares, the value shall be the fair market value thereof, as reasonably determined in good faith by the Board of Trustees of the Company.

(h) If at any time the Manager shall, in connection with a determination of fair market value made by the Board of Trustees pursuant to clause (iii) of Section 8(g) above, (i) dispute such value in good faith by more than five percent (5%), and (ii) such dispute cannot be resolved between the Independent Trustees and the Manager within ten (10) business days after the Manager provides written notice to the Company of such dispute (the “Valuation Notice”), then the matter shall be resolved by an independent appraiser of recognized standing selected jointly by the Independent Trustees and the Manager within not more than twenty (20) days after the Valuation Notice. In the event the Independent Trustees and the Manager cannot agree with respect to such selection within the aforesaid twenty (20) day time-frame, the Independent Trustees shall select one such independent appraiser and the Manager shall select one independent appraiser within five (5) business days after the expiration of the twenty (20) day period, with one additional such appraiser (the “Last Appraiser”) to be selected by the appraisers so designated within five (5) business days after their selection. Any valuation decision made by the appraisers shall be deemed final and binding upon the Board of Trustees and the Manager and shall be delivered to the Manager and the Company within not more than fifteen (15) days after the selection of the Last Appraiser. The expenses of the appraisal shall be paid by the party with the estimate which deviated the furthest from the final valuation decision made by the appraisers.

(i) Any installment of the monthly Base Management Fee and the quarterly Incentive Compensation payable to the Manager shall be reduced by the Company’s Proportionate Share (as defined below) of the amount of any asset management fees (which include base, subordinate and incentive fees) paid to Cohen Bros. and its Affiliates pursuant to collateral management agreements during the period to which the installment of the Base Management Fee or Incentive Compensation relates for providing collateral management services to CDOs and CLOs in which the Company holds equity interests. The Company’s “Proportionate Share” of such fees shall be determined based upon the percentage of equity interests the Company holds in such CDOs and CLOs.

(j) The Company has agreed to register the issuance and resale of the share portion of the Incentive Compensation in accordance with the registration rights agreements attached hereto as Exhibit B.

(k) In the event that a registration statement covering the resale of the shares issued in the initial offering is not filed with the United States Securities and Exchange Commission on or before August 29, 2006 (210 days after the date of the closing of this offering), the Manager shall forfeit the Base Management Fee in respect of the period from and after that date until the registration statement is actually filed with the Securities and Exchange Commission. In addition, all Incentive Compensation payments in respect of such period shall be deferred until such registration statement is filed. If at such time the Base Management Fee and Incentive Compensation payable to the Manager have been offset by the Company’s Proportionate Share of the amount of asset management fees payable to Cohen Bros. or its affiliates in connection with the CDOs and CLOs in which the Company invests, then the Manager or Cohen Bros. will refund such amounts of offset fees to equal the amounts of Base Management Fees and Incentive Compensation payable to the Manager during the forfeiture period.

(l) The Company shall award 270,000 restricted Common Shares under the Company’s 2006 Equity Incentive Plan to certain officers and employees of the Manager and Cohen Bros. in connection with the completion of the Initial Offering. Such awards shall be subject to upward adjustment by 2.7% of any additional shares issued in the Initial Offering if Merrill Lynch, Pierce, Fenner & Smith Incorporated elects to exercise its over-allotment option pursuant to the Purchase Agreement and Placement Agreement relating to the Initial Offering. One-third of such restricted shares shall vest on the first anniversary of the date hereof and thereafter 1/12 of the common shares shall vest as of the end of each succeeding fiscal quarter; provided, that such common shares are subject to earlier vesting upon a change of control as provided under the 2006 Equity Incentive Plan. To the extent that such awards (or the Common Shares relating thereto) are not eligible to be registered for sale pursuant to a Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan, at the request of the Manager the Company agrees to file with the Securities and Exchange Commission as soon as reasonably practicable a shelf registration statement providing for the sale of such awards (or the Common Shares relating thereto) and to use its commercially reasonably efforts to cause such registration statement to be declared effective as promptly as practicable following such filing.

Section 9. Expenses of the Company. The Company shall pay all of its expenses and shall reimburse the Manager and its Affiliates for documented expenses of the Manager and its Affiliates incurred on its behalf in accordance with the terms of this Agreement (collectively, the “Expenses”). Expenses include all costs and expenses which are expressly designated elsewhere in this Agreement as the Company’s, together with the following:

(a) expenses of third party providers for transaction costs incident to the acquisitions, disposition and financing of Investments, including appraisals, engineering and environmental studies, audit and legal fees;

(b) costs of legal, tax, accounting, consulting, auditing, administrative and other similar services rendered for the Company by third party providers retained by the Manager in accordance with the terms of this Agreement;

(c) the compensation and expenses of the Company’s trustees and the cost of liability insurance to indemnify the Company’s trustees and officers;

(d) costs associated with the establishment and maintenance of any credit facilities and other indebtedness of the Company (including commitment fees, accounting fees, legal fees, closing and other costs) or any securities offerings of the Company;

(e) expenses connected with communications to holders of securities of the Company or its Subsidiaries and other bookkeeping and clerical work necessary in maintaining relations with holders of such securities and in complying with the continuous reporting and other requirements of governmental bodies or agencies, including, without limitation, all costs of preparing and filing required reports with the Securities and Exchange Commission, the costs payable by the Company to any transfer agent and registrar in connection with the listing and/or trading of the Company’s shares on any exchange or inter-dealer quotation system, the fees payable by the Company to any such exchange or inter-dealer quotation system in connection with its listing, cost of complying with the rules, regulations or policies of such exchange or inter-dealer quotation system, costs of preparing, printing and mailing the Company’s annual report to its shareholders and proxy materials with respect to any meeting of the shareholders of the Company;

(f) costs associated with any computer software or hardware, electronic equipment or purchased information technology services from third party vendors that is used for the Company;

(g) expenses incurred by managers, officers, employees and agents of the Manager and its Affiliates for travel on the Company’s behalf and other out-of-pocket expenses not otherwise required to be borne by the Manager, incurred by managers, officers, employees and agents of the Manager and its Affiliates in connection with the purchase, financing, refinancing, sale or other disposition of an Investment or establishment and maintenance of any credit facilities and other indebtedness or any securities offerings of the Company;

(h) the costs of maintaining compliance with all federal, state and local rules and regulations or any other regulatory agency;

(i) all taxes and license fees;

(j) all insurance costs incurred in connection with the operation of the Company’s business except for the costs attributable to the insurance that the Manager elects to carry for itself and its employees and Affiliates;

(k) except as otherwise provided in the Shared Services Agreement or in this Agreement, costs and expenses incurred in contracting with third parties, including Affiliates of the Manager, for the services to the Company;

(l) all other costs and expenses relating to the Company’s business and investment operations, including, without limitation, the costs and expenses of acquiring, owning, protecting, maintaining, developing and disposing of Investments, including appraisal, reporting, audit and legal fees not otherwise required to be borne by the Manager;

(m) expenses relating to any office(s) or office facilities, including, but not limited to, disaster backup recovery sites and facilities, maintained for the Company or Investments separate from the office or offices of the Manager, as approved by a majority of the Independent Trustees;

(n) expenses connected with the payments of interest, dividends or distributions in cash or any other form authorized or caused to be made by the Board of Trustees to or on account of the holders of securities of the Company or its Subsidiaries, including, without limitation, in connection with any dividend reinvestment plan;

(o) any judgment or settlement of pending or threatened proceedings (whether civil, criminal or otherwise) against the Company or any Subsidiary, or against any trustee, director or officer of the Company or of any Subsidiary in his capacity as such for which the Company or any Subsidiary is required to indemnify such trustee, director or officer by any court or governmental agency, or settlement of pending or threatened proceedings or by the charter and bylaws of the Company;

(p) the Company’s pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the Manager and its Affiliates required for the Company’s operations; and

(q) all other expenses actually incurred by the Manager or its Affiliates which are reasonably necessary for the performance by the Manager of its duties and functions under this Agreement.

Without regard to the amount of compensation received under this Agreement by the Manager, the Manager shall be responsible for the wages and salaries of the Manager’s officers and employees.

The provisions of this Section 9 shall survive the expiration or earlier termination of this Agreement to the extent such expenses have previously been incurred or are incurred in connection with such expiration or termination.

Section 10. Calculations of Expenses. The Manager shall prepare a statement documenting the Expenses of the Company and the Expenses incurred by the Manager on behalf of the Company during each calendar month, and shall deliver such statement to the Board of Trustees within 20 days after the end of each calendar month. Expenses incurred by the Manager on behalf of the Company shall be reimbursed by the Company to the Manager on the first business day of the month immediately following the date of delivery of such statement. The provisions of this Section 10 shall survive the expiration or earlier termination of this Agreement.

Section 11. Limits of Manager Responsibility; Indemnification.

(a) The Manager assumes no responsibility under this Agreement other than to render the services called for under this Agreement in good faith and shall not be responsible for any action of the Board of Trustees in following or declining to follow any advice or recommendations of the Manager, including as set forth in Section 7(b) of this Agreement. The Manager, its members, managers, officers, employees and Affiliates (including Cohen Bros.) will not be liable to the Company or any Subsidiary, to the Board of Trustees, or the Company’s or any Subsidiary’s shareholders or partners for any acts or omissions by the Manager, its members, managers, officers, employees or Affiliates (including Cohen Bros.), pursuant to or in accordance with this Agreement, except by reason of acts constituting bad faith, willful misconduct, gross negligence or reckless disregard of the Manager’s duties under this Agreement. The Company shall, to the full extent lawful, reimburse, indemnify and hold the Manager, its members, managers, officers, employees and Affiliates (including Cohen Bros.) and each other Person, if any, controlling the Manager (each, an “Indemnified Party”), harmless of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including attorneys’ fees) in respect of or arising from any acts or omissions of such Indemnified Party made in good faith in the performance of the Manager’s duties under this Agreement and not constituting such Indemnified Party’s bad faith, willful misconduct, gross negligence or reckless disregard of the Manager’s duties under this Agreement.

(b) The Manager shall, to the full extent lawful, reimburse, indemnify and hold the Company, its shareholders, trustees, officers and employees and each other Person, if any, controlling the Company (each, a “Company Indemnified Party”), harmless of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including attorneys’ fees) in respect of or arising from the Manager’s bad faith, willful misconduct, gross negligence or reckless disregard of its duties under this Agreement.

Section 12. No Joint Venture. Nothing in this Agreement shall be construed to make the Company and the Manager or its Affiliates, partners or joint venturers or impose any liability as such on either of them.

Section 13. Term; Termination.

(a) Until this Agreement is terminated in accordance with its terms, this Agreement shall be in effect until December 31, 2008 (the “Initial Term”) and shall be automatically renewed for a one-year term on each anniversary date thereafter (a “Renewal Term”) unless at least two-thirds of the Independent Trustees or the holders of at least a majority of the outstanding Common Shares vote not to automatically renew because (i) there has been unsatisfactory performance by the Manager that is materially detrimental to the Company or (ii) the compensation payable to the Manager hereunder is unfair; provided, that the Company shall not have the right to terminate this Agreement under clause (ii) above if the Manager agrees to continue to provide the services under this Agreement at a fee that at least two-thirds of the Independent Trustees determines to be fair pursuant to the procedure set forth below. If the Company elects not to renew this Agreement at the expiration of the Initial Term or any such one-year extension term as set forth above, the Company shall deliver to the Manager prior written notice (the “Termination Notice”) of the Company’s intention not to renew this Agreement based upon the terms set forth in this Section 13(a) not less than 180 days prior to the expiration of the then existing term. If the Company so elects not to renew this Agreement, the Company shall designate the date (the “Effective Termination Date”), not less than 180 days from the date of the notice, on which the Manager shall cease to provide services under this Agreement and this Agreement shall terminate on such date; provided, however, that in the event that such Termination Notice is given in connection with a determination that the compensation payable to the Manager is unfair, the Manager shall have the right to renegotiate such compensation by delivering to the Company, no fewer than forty-five (45) days prior to the prospective Effective Termination Date, written notice (any such notice, a “Notice of Proposal to Negotiate”) of its intention to renegotiate its compensation under this Agreement. Thereupon, the Company (represented by the Independent Trustees) and the Manager shall endeavor to negotiate in good faith the revised compensation payable to the Manager under this Agreement. Provided that the Manager and at least two-thirds of the Independent Trustees agree to the terms of the revised compensation to be payable to the Manager within 45 days following the receipt of the Notice of Proposal to Negotiate, the Termination Notice shall be deemed of no force and effect and this Agreement shall continue in full force and effect on the terms stated in this Agreement, except that the compensation payable to the Manager hereunder shall be the revised compensation then agreed upon by the parties to this Agreement. The Company and the Manager agree to execute and deliver an amendment to this Agreement setting forth such revised compensation promptly upon reaching an agreement regarding same. In the event that the Company and the Manager are unable to agree to the terms of the revised compensation to be payable to the Manager during such 45 day period, this Agreement shall terminate, such termination to be effective on the Effective Termination Date originally set forth in the Termination Notice.

(b) In the event that this Agreement is terminated in accordance with the provisions of Section 13(a) of this Agreement, the Company shall pay to the Manager, on the date on which such termination is effective, a termination fee (the “Termination Fee”) equal to the amount of three times the sum of (i) the average annual Base Management Fee for the two 12-month periods immediately preceding the Effective Termination Date plus (ii) the average annual Incentive Compensation earned by the Manager during the two 12-month periods immediately preceding the date of such termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination. The obligation of the Company to pay the Termination Fee shall survive the termination of this Agreement.

(c) No later than 180 days prior to the expiration of the Initial Term or any Renewal Term, the Manager may deliver written notice to the Company informing it of the Manager’s intention to decline to renew this Agreement, whereupon this Agreement shall not be renewed and extended and this Agreement shall terminate effective upon expiration of the then current term. No Termination Fee is payable if this Agreement is terminated by the Manager pursuant to this Section 13(c).

(d) If this Agreement is terminated pursuant to this Section 13, such termination shall be without any further liability or obligation of either party to the other following the effective time of such termination, except as provided in Sections 6, 9, 10, 13(b), 16 and 17 of this Agreement. In addition, Sections 8(i) (including the provisions of Exhibit B), 8(k) and 11 of this Agreement shall survive termination of this Agreement.

Section 14. Assignment.

(a) Except as set forth in Section 14(b) of this Agreement, this Agreement shall terminate automatically in the event of its assignment, in whole or in part, by the Manager, unless such assignment is consented to in writing by the Company with the consent of a majority of the Independent Trustees. Any such permitted assignment shall bind the assignee under this Agreement in the same manner as the Manager is bound, and the Manager shall be liable to the Company for all errors or omissions of the assignee under any such assignment. In addition, the assignee shall execute and deliver to the Company a counterpart of this Agreement naming such assignee as Manager. This Agreement shall not be assigned by the Company without the prior written consent of the Manager, except in the case of assignment by the Company to another REIT or other organization which is a successor (by merger, consolidation or purchase of assets) to the Company, in which case such successor organization shall be bound under this Agreement and by the terms of such assignment in the same manner as the Company is bound under this Agreement.

(b) Notwithstanding any provision of this Agreement, the Manager may subcontract and assign any or all of its responsibilities under this Agreement to any of its Affiliates in accordance with the terms of this Agreement applicable to any such subcontract or assignment, and the Company hereby consents to any such assignment and subcontracting. In addition, provided that the Manager provides prior written notice to the Company for informational purposes only, nothing contained in this Agreement shall preclude any pledge, hypothecation or other transfer of any amounts payable to the Manager under this Agreement.

Section 15. Termination for Cause.

(a) The Company may terminate this Agreement effective upon thirty (30) days’ prior written notice of termination from the Company to the Manager, without payment of any Termination Fee, if (i) the Manager materially breaches any provision of this Agreement and such breach shall continue for a period of 30 days after the Manager’s receipt of written notice thereof specifying such breach and requesting that the same be remedied in such 30 day period, (ii) the Manager engages in any act of fraud, misappropriation of funds, or embezzlement against the Company, (iii) there is an event of any gross negligence, willful misconduct or reckless disregard of its duties on the part of the Manager in the performance of its duties under this Agreement, (iv) there is a Change of Control or (v) there is entered an order for relief or similar decree or order with respect to the Manager or

Cohen Bros. by a court having competent jurisdiction in an involuntary case under the federal bankruptcy laws as now or hereafter constituted or under any applicable federal or state bankruptcy, insolvency or other similar laws; or the Manager or Cohen Bros. (A) ceases, or admits in writing its inability, to pay its debts as they become due and payable, or makes a general assignment for the benefit of, or enters into a composition or arrangement with, creditors; (B) applies for, or consents (by admission of material allegations of a petition or otherwise) to, sequestrator (or other similar official) of the Manager or Cohen Bros. or of any substantial part of their properties or assets, or authorizes such an application or consent, or proceedings seeking such appointment are commenced without such authorization, consent or application against the Manager or Cohen Bros. and continue undismissed for 60 days; (C) authorizes or files a voluntary petition in bankruptcy, or applies for or consents (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction, or authorized such application or consent, of proceedings to such end are instituted against application or consent, or proceedings to such end are instituted against the Manager or Cohen Bros. without such authorization, application or consent and are approved as properly instituted and remain undismissed for 60 days or result in adjudication of bankruptcy or insolvency; or (D) permits or suffers all or any substantial part of its properties or assets to be sequestered or attached by court order and the order remains undismissed for 60 days.

(b) The Manager agrees that if any of the events specified above occur, it will give prompt written notice thereof to the Company’s Board of Trustees after the occurrence of such event.

(c) The Manager may terminate this Agreement effective upon sixty (60) days’ prior written notice of termination to the Company in the event that the Company shall default in the performance or observance of any material term, condition or covenant contained in this Agreement and such default shall continue for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30 day period.

(d) The Manager may terminate this Agreement, without payment of any Termination Fee, in the event the Company registers as an “investment company” under the Investment Company Act, with such termination deemed to have occurred immediately prior to such event.

Section 16. Action upon Termination. From and after the effective date of termination of this Agreement, pursuant to Sections 13, 14, or 15 of this Agreement, the Manager shall not be entitled to compensation for further services under this Agreement, but shall be paid all compensation accruing to the date of termination and, if terminated pursuant to Section 13(a) or Section 15(c), the applicable Termination Fee. Upon such termination, the Manager shall forthwith:

(i) after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled, pay over to the Company or a Subsidiary all money collected and held for the account of the Company or a Subsidiary pursuant to this Agreement;

(ii) deliver to the Board of Trustees a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Trustees with respect to the Company or a Subsidiary;

(iii) deliver to the Board of Trustees all property and documents of the Company or any Subsidiary then in the custody of the Manager; and

(iv) cooperate with any new manager or management team for the Company engaged by the Board of Trustees for a reasonable transition period after the termination.

Section 17. Release of Money or Other Property upon Written Request. The Manager agrees that any money or other property of the Company or Subsidiary held by the Manager under this Agreement shall be held by the Manager as custodian for the Company or Subsidiary, and the Manager’s records shall be appropriately marked clearly to reflect the ownership of such money or other property by the Company or such Subsidiary. Upon the receipt by the Manager of a written request signed by a duly authorized officer of the Company requesting the Manager to release to the Company or any Subsidiary any money or other property then held by the Manager for the account of the Company or any Subsidiary under this Agreement, the Manager shall release such money or other property to the Company or any Subsidiary within a reasonable period of time, but in no event later than sixty (60) days following such request. The Manager shall not be liable to the Company, any Subsidiary, the Independent Trustees, or the Company’s or a Subsidiary’s shareholders or partners for any acts performed or omissions to act by the Company or any Subsidiary in connection with the money or other property released to the Company or any Subsidiary in accordance with the second sentence of this Section 17. The Company and any Subsidiary shall indemnify the Manager and its members, managers, officers and employees against any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever, which arise in connection with the Manager’s release of such money or other property to the Company or any Subsidiary in accordance with the terms of this Section 17. Indemnification pursuant to this provision shall be in addition to any right of the Manager to indemnification under Section 11 of this Agreement.

Section 18. Representations and Warranties.

(a) The Company hereby represents and warrants to the Manager as follows:

(i) The Company is duly organized, validly existing and in good standing under the laws of the State of Maryland, has the trust power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified, authorized or licensed that could not in the aggregate have a material adverse effect on the business operations, assets or financial condition of the Company.

(ii) The Company has the trust power and authority to execute, deliver and perform this Agreement and all obligations required hereunder and has taken all necessary action to authorize this Agreement on the terms and conditions hereof and the execution, delivery and performance of this Agreement and all obligations required hereunder. No consent of any other person including, without limitation, shareholders or creditors of the Company, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by the Company in connection with this Agreement or the execution, delivery or performance of this Agreement and all obligations required hereunder. This Agreement has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer of the Company, and this Agreement constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(iii) The execution, delivery and performance of this Agreement and the documents or instruments required hereunder will not violate any provision of any existing law or regulation binding on the Company, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on the Company, or the charter or bylaws of, or any securities issued by, the Company or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Company is a party or by which the Company or any of its assets may be bound, the violation of which would have a material adverse effect on the business operations, assets or financial condition of the Company, and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

(b) The Manager hereby represents and warrants to the Company as follows:

(i) the Manager is duly organized, validly existing and in good standing under the laws of the State of Delaware, has the limited liability company power to own its assets and to transact the business in which it is now engaged and is duly qualified to do business and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified, authorized or licensed that could not in the aggregate have a material adverse effect on the business operations, assets or financial condition of the Manager and its Subsidiaries, taken as a whole.

(ii) The Manager has the limited liability company power and authority to execute, deliver and perform this Agreement and all obligations required hereunder and has taken all necessary limited liability company action to authorize this Agreement on the terms and conditions hereof and the execution, delivery and performance of this Agreement and all obligations required hereunder. No consent of any other person including, without limitation, members or creditors of the Manager, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by the Manager in connection with this Agreement or the execution, delivery or performance of this Agreement and all obligations required hereunder. This Agreement has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized agent of the Manager, and this Agreement constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the valid and binding obligation of the Manager enforceable against the Manager in accordance with its terms.

(iii) The execution, delivery and performance of this Agreement and the documents or instruments required hereunder, will not violate any provision of any existing law or regulation binding on the Manager or Cohen Bros., or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on the Manager or Cohen Bros., or the certificate of formation or operating agreement of, or any securities issued by, the Manager or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Manager or Cohen Bros. is a party or by which the Manager or Cohen Bros. or any of its assets may be bound, the violation of which would have a material adverse effect on the business operations, assets or financial condition of the Manager or Cohen Bros. and its subsidiaries, taken as a whole, and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

Section 19. Notices. Unless expressly provided otherwise in this Agreement, all notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or upon actual receipt of (i) personal delivery, (ii) delivery by reputable overnight courier, (iii) delivery by facsimile transmission with telephonic confirmation or (iv) delivery by registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

(a)	If to the Company:

Alesco Financial Trust

1818 Market Street, 28th Floor

Philadelphia, PA 19103

Attention: Chief Financial Officer

(b)	If to the Manager:

Cohen Brothers Management, LLC

1818 Market Street, 28th Floor

Philadelphia, PA 19103

Attention: General Counsel

Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 19 for the giving of notice.

Section 20. Binding Nature of Agreement; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided in this Agreement. Each of the Company and the Manager agrees that the representations, warrantees, covenants and agreements of the Company contained herein are made on behalf of the Company and its wholly-owned Subsidiaries for the benefit of the Manager, and the representations, warranties, covenants and agreements of the Manager are for the benefit of the Company and its wholly-owned Subsidiaries.

Section 21. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement. This Agreement may not be modified or amended other than by an agreement in writing signed by the parties hereto.

Section 22. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 23. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. No waiver of any provision hereto shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 24. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed part of this Agreement.

Section 25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

Section 26. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 27. Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ALESCO FINANCIAL TRUST

By:  /s/    Raphael Licht

        Name: Raphael Licht

        Title: Chief Legal Officer and Secretary

COHEN BROTHERS MANAGEMENT, LLC

By:  /s/    James J. McEntee, III

        Name: James J. McEntee, III

        Title: Chief Executive Officer

[Signature page to Management Agreement.]

Exhibit A

Investment Guidelines and Conflicts of Interest Policies

E-A-1

Exhibit B

Registration Rights Agreements

1.	Piggyback Rights. The Manager and any Permitted Transferee (as hereinafter defined) shall have the unlimited right to piggyback on to any registration statement of the Company (other than a registration statement on Form S-4 or Form S-8 or any successor form), subject to the following cutbacks only in underwritten offerings: (i) in the event of an underwritten initial public offering, the managing underwriters may exclude entirely the shares of the Manager and any Permitted Transferee, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included in such offering, and (ii) in the event of any other underwritten offering, the managing underwriters may exclude the shares of the Manager and any Permitted Transferee to the same extent and in the same proportion that shares of holders (other than the Company) are excluded, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included in such offering.

2.	Demand Rights. The Manager and any Permitted Transferee shall also have the right to require the Company to prepare, file and maintain at all times such number of registration statements as are specified in the next sentence of this Section 2 exclusively for the issuance and resale of the share portion of the Incentive Compensation (the “Incentive Shares”). The Manager and any Permitted Transferee shall be entitled to (i) an unlimited number of registrations on Form S-2, Form S-3 or any successor or replacement forms and (ii) if the Management Agreement terminates and the Company is not then eligible to use Form S-2, Form S-3 or any successor or replacement form, a single registration on such other form as the Company is then eligible to use. Notwithstanding anything herein to the contrary, the demand rights described herein may only be exercised upon request of the Manager and any Permitted Transferee, in the case of clause (i), who hold in the aggregate at least 20% of all outstanding Incentive Shares and, in the case of clause (ii), who hold in the aggregate at least one-third of all outstanding Incentive Shares.

3.	Registration Procedures. The Company shall use its commercially reasonable efforts to effect or cause to be effected the registration of the Incentive Shares under the Securities Act of 1933, as amended (the “Securities Act”), to permit the resale of the Incentive Shares by the Manager or any Permitted Transferee.

4.	Expenses. The Company shall bear all expenses of registration, including its professional fees and registration and filing fees with the SEC, state securities administrators and applicable share exchanges, and printing, word processing and delivery and distribution fees with respect to any registration statement, prospectus (preliminary or final), or any amendments or supplements thereto, and reasonable fees and disbursements of one counsel to the Manager and any Permitted Transferees, provided, however, the Company shall not be liable for the underwriting discounts and commissions or brokerage or similar fees associated with the sale of the Incentive Shares.

5.	Successors and Assigns; Permitted Transferees. The agreements in this Exhibit B shall inure to the benefit of and be binding upon the successors and assigns of each of the Company and the Manager. For purposes of this Exhibit B, the term Permitted Transferee shall mean each person or entity to whom the Manager transfers any Incentive Shares.

E-B-1

6.	Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless (i) the Manager and its Permitted Transferees and (ii) each person, if any, who controls the Manager and its Permitted Transferees within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) the respective officers, directors, partners, employees, representatives and agents of the Manager and its Permitted Transferees or any person who controls any of the foregoing (each person referred to in clause (i), (ii) or (iii) are referred to collectively as the “Indemnified Parties”), from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, judgments, expenses, liabilities or actions relating to purchases and sales of the Incentive Shares) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, judgments, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus, including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus relating to a registration statement, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a registration statement or prospectus, or in any amendment or supplement thereto or in any preliminary prospectus relating to a registration statement, in reliance upon and in conformity with written information pertaining to the Manager or its Permitted Transferees or furnished to the Company by or on behalf of the Manager or its Permitted Transferees specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a registration statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of the Manager or any Permitted Transferee from whom the person asserting any such losses, claims, damages or liabilities purchased the Incentive Shares concerned, to the extent that a prospectus relating to such Incentive Shares was required to be delivered by the Manager or such Permitted Transferee, as the case may be, under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of the Manager or such Permitted Transferee results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Incentive Shares to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to the Manager or such Permitted Transferee; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Manager or any Permitted Transferee if requested by the Manager or such Permitted Transferee.

(b) In connection with any registration statement in which the Manager or a Permitted Transferee is participating and as a condition to such participation, the Manager and such Permitted Transferee, severally and not jointly, will indemnify and hold harmless the Company, its officers, trustees, partners, employees, representatives, agents and investment advisers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (the “Company Indemnified Persons”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the registration statement, or arise out of or are based upon the

E-B-2

omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to the Manager or such Permitted Transferee or furnished to the Company by or on behalf of the Manager or such Permitted Transferee specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company or any Company Indemnified Person for any legal or other expenses reasonably incurred by the Company or such Company Indemnified Person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which the Manager or such Permitted Transferee may otherwise have to the Company or any Company Indemnified Person.

(c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who may, unless (in the reasonable judgment of counsel to the indemnifying party) a potential conflict exists, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses, other than reasonable costs incurred at the request of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes any unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Manager or such Permitted Transferee or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this

E-B-3

subsection (d). Notwithstanding any other provision of this Section 6(d), neither the Manager nor any Permitted Transferee shall be required to contribute any amount in excess of the amount by which the net proceeds received by the Manager or such Permitted Transferee from the sale of the Incentive Shares pursuant to the registration statement exceeds the amount of damages which the Manager or such Permitted Transferees have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

(e) The agreements contained in this Section 6 shall survive the sale of the Incentive Shares pursuant to a registration statement and shall remain in full force and effect, regardless of any termination or cancellation of the Management Agreement or any investigation made by or on behalf of any indemnified party.

E-B-4

REVOCABLE PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SUNSET FINANCIAL RESOURCES, INC.

The undersigned hereby appoint(s) Stacy M. Riffe proxy of the undersigned, with all of the powers that the undersigned would possess if personally present, to cast all votes which the undersigned would be entitled to cast at the Special Meeting of Stockholders (the “Special Meeting”) of Sunset Financial Resources, Inc. (the “Company”) to be held on October     , 2006, at the Clarion Hotel Airport Conference Center at 2101 Dixie Clipper Dr, Jacksonville, Florida, 32218, commencing at 9:00 a.m., local time, and any and all adjournments thereof, including (without limiting the generality of the foregoing) to vote and act as follows:

(1)	Proposal to approve the issuance of shares of Company common stock pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 20, 2006, as amended by the letter agreement dated September 5, 2006, by and among the Company, Alesco Financial Trust and Jaguar Acquisition Inc., a wholly-owned subsidiary of the Company, pursuant to which Alesco will merge with and into Jaguar, Jaguar will remain a wholly-owned subsidiary of the Company and all outstanding shares of beneficial interest of Alesco will be converted into the right to receive 1.26 shares of Company common stock.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

(2)	Proposal to adopt a new long-term incentive plan.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

(3)	Proposal to adjourn or postpone the Special Meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the Sunset special meeting to approve the foregoing proposals.

☐  FOR            ☐  AGAINST            ☐ ABSTAIN

(4)	Proposal to transact any other business as may properly arise before the Special Meeting or any adjournments or postponements of the Special Meeting.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

(Continued from reverse side)

In her discretion, Stacy Riffe is authorized to vote upon such other business as may properly come before the Special Meeting. THIS PROXY WILL BE VOTED AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, IN THE EVENT NO INSTRUCTIONS ARE SET FORTH, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1, 2, 3 and 4. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

Your Board of Directors unanimously recommends that you vote FOR each of Proposals 1, 2, 3 and 4. Accordingly, please complete, sign, date and return envelope. No postage is required for mailing in the United States.

Dated:

Signature(s)

Signature(s)

IMPORTANT: Please date this proxy and sign exactly as your name appears to the left. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save the Company the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote your shares by mail. Submitting your proxy now will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

VOTE BY INTERNET

http://www.proxyvote.com/

24 hours a day/7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following website:

http://www.proxyvote.com/

Have your Voting Instruction Form in hand and follow the instructions. You can also register to receive all future shareholder communications electronically, instead of in print. This means that the annual report and proxy statement will be delivered to you electronically via e-mail.

VOTE BY TELEPHONE

1-800-             via touch tone phone

toll-free 24 hours a day/7 days a week

INSTRUCTIONS:

Read the accompanying Proxy
Statement.

Call the toll-free 800 number

provided on your Voting

Instruction Form or 1-800-            .

Have your Voting Instruction Form in
hand and follow the instructions.